UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22555

FlexShares Trust

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

Michael Mabry, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, Pennsylvania 19103-6996

(Name and Address of Agent for Service)

with a copy to:

Himanshu Surti

Jose Del Real, Esq.

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, Illinois 60603

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 855-353-9383

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Item 1. Reports to Stockholders.

a.)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

FlexShares® Trust

Annual Report

October 31, 2021

Letter to Shareholders

Dear Shareholder,

We are delighted to provide this update for the FlexShares exchange traded funds, sponsored and managed by Northern Trust Asset Management (NTAM)1, for the year ended October 31, 2021.

While COVID-19 continued to influence many aspects of our lives, the focus notably shifted in 2021 to the prospect of moving forward. This was certainly the case for the global economy. We believe that the anticipation of a sustainable turnaround coupled with healthy corporate balance sheets fueled investor confidence, while pent-up demand, the re-opening of businesses and fiscal stimulus boosted consumer spending. Both trends supported positive economic results and prospects across markets, sectors and industries.

Such robust activity, after a virtual shutdown of the global economy, presented unanticipated challenges to business models, manufacturing capacities, logistics and supply chains. That, in turn, has contributed to accelerated price increases for many goods and services. As a result, investors may find themselves grappling with questions about the nature and longevity of these inflationary pressures, how they are being addressed, and how to frame an appropriate response.

This annual report includes financial results for each of the FlexShares ETFs in this environment, and commentary and outlooks from NTAM. We trust this information will provide useful clarity and perspective.

I also want to share three recent FlexShares milestones:

♦	Efficient access to responsible investing: The FlexShares Core ESG[2] and Climate suite introduced a new era for us – strategies that seek to address sustainability and climate issues within a core equity or fixed-income portfolio. Please visit www.flexshares.com to explore the features and potential benefits of these new ETFs within the context of your portfolio.
♦	Expanded reach: With the launch of our ESG-focused ETFs covering developed markets, FlexShares is giving European investors their first opportunity to experience our investor-first approach. We look forward to expanding our product lineup in the region in the months ahead.
♦	10 years, and we’re just getting started: FlexShares began with a promise to seek to deliver efficient investment vehicles to grow capital, generate income, manage portfolio risks and meet liquidity needs. We look back with pride at what we have accomplished in service to that promise and to our clients. We look forward with a renewed sense of purpose and deep gratitude for your continued confidence.

On behalf of all our partners and colleagues at NTAM and FlexShares, best wishes for health, well-being and prosperity to you and yours.

Sincerely,

Darek Wojnar, CFA

Head, Funds & Managed Account Solutions, Northern Trust Asset Management

The views in this letter were as of October 31, 2021 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Funds’ investment methodology and do not constitute investment advice.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

An investment in the Funds’ is subject to numerous risks, including possible loss of principal. Fund returns may not match the return of the respective indexes.

[1]	Northern Trust Asset Management is the branding name of the asset management business of Northern Trust Corporation, a financial holding company and publicly traded company.
[2]

ESG investing commonly means utilizing environmental, social, and governance (ESG) criteria as a set of standards for a company’s operations that socially conscious investors use to screen potential investments.

2	FLEXSHARES ANNUAL REPORT

Letter to Shareholders (cont.)

Some of the risks include, but are not limited to, the following: asset class; commodity; concentration; counterparty; currency; derivatives; dividend; emerging markets; equity securities; fluctuation of yield; foreign securities; geographic; income; industry concentration; inflation-protected securities; infrastructure-related companies; interest rate/ maturity risk; issuer; large cap; management; market; market trading; mid cap stock; MLP; momentum; natural resources; new funds; non-diversification; passive investment; privatization; small cap stock; tracking error; value investing; and volatility risk. A full description of risks is in each Fund’s prospectus.

Foreside Fund Services, LLC, distributor.

FLEXSHARES ANNUAL REPORT	3

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Low Volatility Index Fund Ticker:  QLV

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	Fund Inception 7/15/2019

FlexShares US Quality Low Volatility Index Fund (Based on Net Asset Value)	35.05%	15.93%

FlexShares US Quality Low Volatility Index Fund (Based on Market Price)	34.99%	15.96%

Northern Trust Quality Low Volatility Index	35.36%	16.24%

Russell 1000® Index	43.51%	22.94%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.23% and the net expense ratio is 0.22%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Low Volatility IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess lower absolute volatility characteristics relative to the Northern Trust 1250 Index (“Parent Index”), a float-adjusted market capitalization weighted index of U.S. domiciled large- and mid-capitalization companies. In addition, the Underlying Index is designed to select companies from the Parent Index that exhibit financial strength, stability and enhanced risk-return characteristics, which Northern Trust Investments, Inc. (“NTI”) believes can provide equity-market participation while protecting against downside risks during certain market environments. As of October 31, 2021, there were 109 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2021, prices on U.S. investments generally traded higher. Through Q4 of 2020, U.S. investments rose as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. The passage of the federal fiscal stimulus package (Consolidated Appropriations Act, 2021) in December along with the U.S. Federal Reserve Bank’s actions to keep interest rates low while continuing quantitative easing measures also supported U.S. investments. Despite a volatile start in January 2021, U.S. domestic investments rose in Q1 of 2021 as several sectors that had previously struggled during the pandemic including energy, financials and industrials helped to lead investments higher. Domestic U.S. investments continued to advance in Q2 of 2021 as

4	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Low Volatility Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

strong consumption growth and industrial production drove those investments higher. The May 2021 report of inflation, as measured by the Consumer Price Index (CPI)1, recorded the largest increase since June 1992, but at the time many investors viewed this as a transitory spike caused by increasing global economic recovery and supply chain disruptions. In Q3 of 2021, U.S. investments remained relatively flat despite strong corporate earnings as investors may have been concerned that future growth would not materialize, and that inflation may be more persistent than previously expected. Domestic U.S. investments advanced in October 2021 due to strong 3rd quarter earnings and robust consumer confidence.

Because U.S. domestic investments trended upwards during the 12 months ended October 31, 2021, we believe the low volatility factor2 approach was a negative driver of Fund performance for the twelve-month period. In addition, we believe that investors once again showed a preference for low quality factor3 companies, resulting in the high-quality factor exposure detracting from Fund performance over the 12 months. Overall, the negative performance derived from the low volatility and quality factor exposures were the primary sources of the Underlying Index’s underperformance against the Russell 1000®4 Index by -8.15%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -31 basis points (“bps”)5, which is reflective of the management fee (-22 bps), stock selection/futures (+3 bps), and the compounding effect of tracking error over time (-12 bps).

[1]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas.

[2]	The low volatility factor is based on the measurement of a group of stocks that have been less volatile in their asset class over a defined time frame.

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	The Russell 1000 Index refers to a stock market index that represents the 1000 top companies in the United States.

[5]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	5

FlexShares® Developed	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Markets Ex-US Quality Low Volatility Index Fund Ticker:  QLVD

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	Fund Inception 7/15/2019

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund (Based on Net Asset Value)	22.05%	7.32%

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund (Based on Market Price)	21.88%	7.47%

Northern Trust Developed Markets ex-US Quality Low Volatility Index	22.17%	7.55%

MSCI World ex-US Index	35.59%	11.72%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.33% and the net expense ratio is 0.32%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Developed Markets ex-US Quality Low Volatility Index SM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess lower overall absolute volatility characteristics relative to a broad universe of securities domiciled in developed market countries, excluding the U.S. (the “Parent Index”). The Parent Index is a subset of the Northern Trust Global Index, where eligible securities are limited to those securities domiciled in non-U.S. developed market countries and designated as large- and mid-capitalization companies by Northern Trust Investments, Inc. (“NTI”), acting in its capacity as the index provider. In addition, the Underlying Index is designed to select companies from the Parent Index that exhibit financial strength, stability and enhanced risk-return characteristics, which NTI believes can provide equity-market participation while protecting against downside risks during certain market environments. As of October 31, 2021, there were 190 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2021, prices on Developed international investments generally traded higher. Over the course of the 12-month period, while the U.S. dollar (USD) started off volatile, it ultimately ended flat against other Developed international currencies and generally for U.S. investors did not impact positively or negatively. Through Q4 of 2020, Developed international investments moved higher as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. Developed international investments

6	FLEXSHARES ANNUAL REPORT

FlexShares® Developed	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Markets Ex-US Quality Low Volatility Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

may have been helped by a Brexit trade agreement between the United Kingdom and the European Union as investor uncertainty around intraregional commerce was alleviated. Developed international investments continued to rise over the 1st half of 2021 due to strong corporate earnings and positive economic data. Sectors that had previously struggled during the pandemic, including energy and financials, helped to lead investments higher. Developed international investments moved modestly lower in Q3 of 2021 due to inflation concerns stemming from supply chain bottlenecks and rising energy prices. Developed international investments rebounded in October 2021 as lockdown policies enacted at the height of the pandemic were eased in many countries and latent consumer demand led to strong corporate earnings.

Because Developed international investments trended upwards during the 12 months ended October 31, 2021, we believe the low volatility factor1 approach was a negative driver of Fund performance for the twelve-month period. Additionally, we believe that investors showed a preference for low quality companies within the Developed international universe. Consequently, the quality factor2 focus of the Fund’s Underlying Index was also a negative driver of Fund performance for the 12-month period. Overall, the negative performance derived from both the low volatility and quality factor exposures were the primary sources of the Underlying Index’s underperformance against the MSCI World ex-US Index3 by -13.42%. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -12 basis points (“bps”)4, which is reflective of the

Fund’s management fee (-32 bps), stock selection/futures (+20 bps), securities lending (+1 bps), dividend tax differential (+2 bps), and the compounding effect of tracking error over time (-3 bps).

[1]	The low volatility factor is based on the measurement of a group of stocks that have been less volatile in their asset class over a defined time frame.

[2]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[3]

The Morgan Stanley Capital International World Index Ex-U.S. is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	7

FlexShares® Emerging	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Markets Quality Low Volatility Index Fund Ticker:  QLVE

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	Fund Inception 7/15/2019

FlexShares Emerging Markets Quality Low Volatility Index Fund (Based on Net Asset Value)	12.09%	4.54%

FlexShares Emerging Markets Quality Low Volatility Index Fund (Based on Market Price)	11.62%	4.78%

Northern Trust Emerging Markets Quality Low Volatility Index	13.47%	5.37%

MSCI Emerging Markets Index	16.96%	10.45%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.41% and the net expense ratio is 0.40%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Emerging Markets Quality Low Volatility IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess lower overall absolute volatility characteristics relative to a broad universe of securities domiciled in emerging market countries (the “Parent Index”). The Parent Index is a subset of the Northern Trust Global Index, limited to those securities domiciled in emerging markets and designated as large- and mid- capitalization companies by Northern Trust Investments, Inc. (“NTI”), acting in its capacity as the index provider. In addition, the Underlying Index is designed to select companies from the Parent Index that exhibit financial strength, stability and enhanced risk-return characteristics, which NTI believes can provide equity-market participation while protecting against downside risks during certain market environments. As of October 31, 2021, there were 151 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2021, prices on Emerging market investments generally traded higher. Over the course of the 12-month period, while the U.S. dollar (USD) started off volatile, it ultimately weakened against Emerging market currencies and positively impacted U.S. investors as returns in local currencies generally were enhanced by the falling of the USD. Through Q4 of 2020, Emerging market investments moved higher as overall commodity prices rose, USD weakness and news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. Chinese investments,

8	FLEXSHARES ANNUAL REPORT

FlexShares® Emerging	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Markets Quality Low Volatility Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

however, fell due to increased trading tensions between the U.S. and China as well as the Chinese government’s continued investigations which were viewed by some investors as anti-business. Emerging market investments moved higher in Q1 of 2021 but trailed Developed market investments as COVID vaccine rollout rates trailed Developed nations and some countries were forced to reestablish restrictions due to COVID outbreaks. Emerging market investments rose in Q2 of 2021 as continued investor optimism overcame an early quarter selloff driven by concerns of rising inflation and U.S. monetary policy tightening. Emerging market investments sold off in Q3 of 2021 as investor concerns surrounding economic growth in China were driven by the collapse of a large real estate investment company and a subsequent increase in regulatory pressures on some of China’s top performing technology and financial companies. Emerging market investments moved modestly higher in October 2021, however, but trailed Developed market investments as region specific investments, such as in Latin America, struggled.

Investors showed a preference for low quality companies in emerging markets for the twelve months ending October 31, 2021, resulting in the high-quality factor1 exposure being a negative driver of Fund performance. The sharp decline in emerging market equities in Q3 of 2021 resulted in low volatility stocks outperforming high volatility stocks over the twelve-month period. As a result, the low volatility factor2 exposure was a positive driver of Fund performance for the fiscal year. Overall, the positive performance derived from the low volatility factor was not enough to offset the negative performance of the quality factor, leading to the Underlying Index’s underperformance against the MSCI Emerging Markets Index3 by -3.49%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -1.38%, which is reflective of the Fund’s management fee of -40 basis points (“bps”)4, which is reflective of the Fund’s management fee (-40 bps), stock selection/futures (+9 bps), and dividend tax differential (+10 bps).

[1]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[2]	The low volatility factor is based on the measurement of a group of stocks that have been less volatile in their asset class over a defined time frame.

[3]	The Morgan Stanley Capital International Emerging Markets Index is a selection of stocks that are designed to track the financial performance of key companies in fast-growing nations.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	9

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Market Factor Tilt Index Fund Ticker:  TILT

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	5 Year	10 Year	Fund Inception 9/16/2011

FlexShares Morningstar US Market Factor Tilt Index Fund (Based on Net Asset Value)	49.68%	17.10%	14.93%	15.12%

FlexShares Morningstar US Market Factor Tilt Index Fund (Based on Market Price)	49.57%	17.08%	14.92%	15.12%

Morningstar® U.S. Market Factor Tilt IndexSM	50.18%	17.24%	15.11%	15.30%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.26% and the net expense ratio is 0.25%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® US Market Factor Tilt IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess greater exposure to size and value factors relative to the Morningstar US Market Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of U.S.-incorporated large-, mid-, small- and micro- capitalization companies. The Underlying Index seeks to achieve increased exposures to size and value factors, or a “factor tilt,” by adjusting the Parent Index’s constituent weights to achieve a slightly greater weight on companies with smaller market capitalizations or lower valuations, as determined by Morningstar, Inc. pursuant to its index methodology. As of October 31, 2021, there were 2,733 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2021, prices on U.S. investments generally traded higher. Through Q4 of 2020, U.S. investments rose as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. The passage of the federal fiscal stimulus package (Consolidated Appropriations Act, 2021) in December 2020 along with the U.S. Federal Reserve Bank’s actions to keep interest rates low while continuing quantitative easing measures also supported U.S. investments. Despite a volatile start in January 2021, U.S. domestic investments rose in Q1 of 2021 as several sectors that had previously struggled during the pandemic including energy, financials and industrials helped to lead investments higher. Domestic U.S. investments continued to advance in Q2 of 2021 as strong consumption growth and industrial

10	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Market Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

production drove those investments higher. The May 2021 report of inflation, as measured by the Consumer Price Index (CPI), recorded the largest increase since June 1992, but at the time many investors viewed this as a transitory spike caused by increasing global economic recovery and supply chain disruptions. In Q3 of 2021, U.S. investments remained relatively flat despite strong corporate earnings as investors may have been concerned that future growth would not materialize, and that inflation may be more persistent than previously expected. Domestic U.S. investments advanced in October 2021 due to strong 3rd quarter earnings and robust consumer confidence, but at the time many investors viewed this as a transitory spike caused by increasing global economic recovery and supply chain disruptions.

Because U.S. domestic investments trended upwards during the 12 months ended October 31, 2021, we believe the value factor1 was a positive driver of Fund performance during the fiscal year ended October 31, 2021 as value stocks outperformed growth stocks2. In addition, the size factor3 was a positive driver of Fund performance over the twelve months as small cap stocks outperformed large cap stocks. Overall, the positive performance derived from the value and size factor exposures was the primary source of the Underlying Index’s outperformance against the Russell 3000®4 Index by 6.28%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -50 basis points (“bps”)5, which is reflective of the management fee (-25 bps), stock selection/futures (-9 bps), securities lending (+3 bps), and compounding of tracking error over time (-19 bps).

[1]	The value factor is based on a belief that stocks that are inexpensive relative to some measure of fundamental value outperform those that are pricier.

[2]	Growth stocks are defined as stock in companies that are anticipated to grow at a rate significantly above the average for the market.

[3]

The size factor is measured by a stock’s total capitalization which can be found by multiplying the current share price by all the outstanding shares of stock. Large cap generally means stocks with a total capitalization of more than $10 billion. Mid cap is between $2 billion and $10 billion. Small cap is less than $2 billion in total capitalization.

[4]	The Russell 3000 Index is a market-capitalization-weighted equity index that seeks to track 3000 of the largest U.S.-traded stocks.

[5]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	11

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Developed Markets ex-US Factor Tilt Index Fund Ticker:  TLTD

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	5 Year	Fund Inception 9/25/2012

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund (Based on Net Asset Value)	38.79%	10.31%	8.85%	7.07%

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund (Based on Market Price)	38.95%	10.50%	8.90%	7.09%

Morningstar® Developed Markets ex-US Factor Tilt IndexSM	38.92%	10.33%	8.89%	7.17%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.40% and the net expense ratio is 0.39%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Developed Markets ex-US Factor Tilt IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess greater exposure to size and value factors relative to the Morningstar Developed Markets ex-US Index (the “Parent Index”), a float adjusted market-capitalization weighted index of companies incorporated in developed-market countries, excluding the U.S. The Underlying Index seeks to achieve increased exposures to size and value factors, or a “factor tilt”, by adjusting the Parent Index’s constituent weights to achieve a slightly greater weight on companies with smaller market capitalizations or lower valuations, as determined by Morningstar, Inc. pursuant to its index methodology. As of October 31, 2021, there were 3,403 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2021, prices on Developed international investments generally traded higher. Over the course of the 12-month period, while the U.S. dollar (USD) started off volatile, it ultimately ended flat against other Developed international currencies and generally for U.S. investors did not impact positively or negatively. Through Q4 of 2020, Developed international investments moved higher as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. Developed international investments may have been helped by a Brexit trade agreement between the United Kingdom and the European Union as investor uncertainty around intraregional commerce was alleviated. Developed international investments

12	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Developed Markets ex-US Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

continued to rise over the 1st half of 2021 due to strong corporate earnings and positive economic data. Sectors that had previously struggled during the pandemic, including energy and financials, helped to lead investments higher. Developed international investments moved modestly lower in Q3 of 2021 due to inflation concerns stemming from supply chain bottlenecks and rising energy prices. Developed international investments rebounded in October of 2021 as lockdown policies enacted at the height of the pandemic were eased in many countries and latent consumer demand led to strong corporate earnings.

Because Developed international investments trended upwards during the 12 months ended October 31, 2021, we believe the value factor1 was a positive driver of Fund performance during the fiscal year ended October 31, 2021 as value stocks outperformed growth stocks2. The size factor3, however, was a negative driver of Fund performance over the twelve months as small cap stocks underperformed large cap stocks. Overall, the positive performance derived from the value factor exposures offset the negative performance of the size factor, leading to the Underlying Index’s outperformance against the MSCI World ex-USA IMI Index4 by 3.08%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -13 basis points (“bps”)5, which is reflective of the Fund’s management fee (-39 bps), stock selection/futures (+1 bps), securities lending (+9 bps), dividend tax differential (+21 bps), and compounding of tracking error over time (-5 bps).

[1]	The value factor is based on a belief that stocks that are inexpensive relative to some measure of fundamental value outperform those that are pricier.

[2]	Growth stocks are defined as stock in companies that are anticipated to grow at a rate significantly above the average for the market.

[3]

The size factor is measured by a stock’s total capitalization which can be found by multiplying the current share price by all the outstanding shares of stock. Large cap generally means stocks with a total capitalization of more than $10 billion. Mid cap is between $2 billion and $10 billion. Small cap is less than $2 billion in total capitalization.

[4]	The Morgan Stanley Capital International World ex USA Investable Market Index captures large, mid and small cap representation across 22 of 23 Developed Markets (DM) countries—excluding the U.S.

[5]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	13

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Emerging Markets Factor Tilt Index Fund Ticker:  TLTE

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	5 Year	Fund Inception 9/25/2012

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (Based on Net Asset Value)	28.95%	11.08%	7.79%	4.38%

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (Based on Market Price)	30.12%	11.50%	7.73%	4.41%

Morningstar® Emerging Markets Factor Tilt IndexSM	30.40%	11.98%	8.58%	5.13%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.60% and the net expense ratio is 0.59%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Emerging Markets Factor Tilt Index SM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater exposure to size and value factors relative to the Morningstar Emerging Markets Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of companies incorporated in emerging-market countries. The Underlying Index seeks to achieve increased exposures to size and value factors, or a “factor tilt,” by adjusting the Parent Index’s constituent weights to achieve a slightly greater weight on companies with smaller market capitalizations or lower valuations, as determined by Morningstar, Inc., pursuant to its index methodology. As of October 31, 2021, there were 3,183 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2021, prices on Emerging market investments generally traded higher. Over the course of the 12-month period, while the U.S. dollar (USD) started off volatile, it ultimately weakened against Emerging market currencies and positively impacted U.S. investors as returns in local currencies generally were enhanced by the falling of the USD. Through Q4 of 2020, Emerging market investments moved higher as overall commodity prices rose; USD weakness and news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. Chinese investments, however, fell due to increased trading tensions between the U.S. and China as well as the Chinese government’s continued investigations which were viewed by some investors as anti-business. Emerging market

14	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Emerging Markets Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

investments moved higher in Q1 of 2021 but trailed Developed market investments as COVID vaccine rollout rates trailed Developed nations and some countries were forced to reestablish restrictions due to COVID outbreaks. Emerging market investments rose in Q2 of 2021 as continued investor optimism overcame an early quarter selloff driven by concerns of rising inflation and U.S. monetary policy tightening. Emerging market investments sold off in Q3 of 2021 as investor concerns surrounding economic growth in China were driven by the collapse of a large real estate investment company and a subsequent increase in regulatory pressures on some of China’s top performing technology and financial companies. Emerging market investments moved modestly higher in October 2021, but trailed Developed market investments as region-specific investments, such as in Latin America, struggled.

Investors showed a preference for value companies in emerging markets for the twelve months ending October 31, 2021, resulting in the high value factor1 exposure being a positive driver of Fund performance as value stocks outperformed growth stocks.2 In addition, the size factor3 was a positive driver of Fund performance over the twelve months as small cap stocks outperformed large cap stocks. Overall, the positive performance derived from the value and size factor exposures was the primary source of the Underlying Index’s outperformance against the MSCI EM IMI Net Index4 by 10.69%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -1.45%, which is reflective of the Fund’s management fee of -59 basis points (“bps”)5, stock selection/futures (-20 bps), securities lending (+9 bps) and dividend tax differential (+1 bps), performance calculation differences between the Underlying Index and the Fund (+1 bp), India Capital Gains Taxes (-31 bps), and compounding of tracking error over time (-46 bps).

[1]	The value factor is based on a belief that stocks that are inexpensive relative to some measure of fundamental value outperform those that are pricier.

[2]	Growth stocks are defined as stock in companies that are anticipated to grow at a rate significantly above the average for the market.

[3]

The size factor is measured by a stock’s total capitalization which can be found by multiplying the current share price by all the outstanding shares of stock. Large cap generally means stocks with a total capitalization of more than $10 billion. Mid cap is between $2 billion and $10 billion. Small cap is less than $2 billion in total capitalization.

[4]	The Morgan Stanley Capital International Emerging Markets Investable Market Index (IMI) captures large, mid and small cap representation across 27 Emerging Markets (EM) countries.

[5]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	15

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Large Cap Index Fund Ticker:  QLC

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	5 Year	Fund Inception 9/23/2015

FlexShares US Quality Large Cap Index Fund Index Fund (Based on Net Asset Value)	43.21%	16.51%	15.83%	13.98%

FlexShares US Quality Large Cap Index Fund Index Fund (Based on Market Price)	43.09%	16.47%	15.82%	13.97%

Northern Trust Quality Large Cap IndexSM	43.77%	16.80%	16.17%	14.31%

S&P 500 Index	42.91%	21.51%	18.95%	17.46%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.33% and the net expense ratio is 0.32%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Large Cap Index SM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater exposure to quality, value and momentum factors relative to a universe of publicly traded U.S. large-capitalization equity securities. The universe is comprised of the 600 largest companies in the Northern Trust 1250 Index, a float-adjusted market-capitalization weighted index of U.S. domiciled companies. As of October 31, 2021, there were 159 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2021, prices on U.S. investments generally traded higher. Through Q4 of 2020, U.S. investments rose as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. The passage of the federal fiscal stimulus package (Consolidated Appropriations Act, 2021) in December 2020 along with the U.S. Federal Reserve Bank’s actions to keep interest rates low while continuing quantitative easing measures also supported U.S. investments. Despite a volatile start in January 2021, U.S. domestic investments rose in Q1 of 2021 as several sectors that had previously struggled during the pandemic including energy, financials and industrials helped to lead investments higher. Domestic U.S. investments continued to advance in Q2 of 2021 as strong consumption growth and industrial production drove those investments higher. The May 2021 report of inflation, as measured by the Consumer Price Index (CPI), recorded the largest increase since June 1992, but at the time many investors viewed this as

16	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Large Cap Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

a transitory spike caused by increasing global economic recovery and supply chain disruptions. In Q3 of 2021, U.S. investments remained relatively flat despite strong corporate earnings as investors may have been concerned that future growth would not materialize, and that inflation may be more persistent than previously expected. Domestic U.S. investments advanced in October 2021 due to strong 3rd quarter earnings and robust consumer confidence.

Because U.S. domestic investments trended upwards during the 12 months ended October 31, 2021, we believe the value factor1 was a positive driver of Fund performance during the fiscal year ended October 31, 2021 as value stocks outperformed growth stocks2. In addition, we believe that investors showed a preference for high quality factor3 companies within the large cap universe utilized by the Underlying Index, resulting in the high-quality factor exposure enhancing Fund performance over the 12 months. The momentum exposure4 of the Underlying Index was a negative driver of Fund performance as positive momentum companies underperformed negative momentum companies over the twelve months. Overall, the positive performance from the value and quality exposures offset the negative performance from the momentum exposure and the Underlying Index outperformed the S&P 500 Index5 by 0.86%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -56 basis points (“bps”)6, which is reflective of the management fee

(-32 bps), stock selection/futures (+1 bps), securities lending (+1 bps), performance calculation differences between the Underlying Index and the Fund (-1 bps) and compounding of tracking error over time (-25 bps).

[1]	The value factor is based on a belief that stocks that are inexpensive relative to some measure of fundamental value outperform those that are pricier.

[2]	Growth stocks are defined as stock in companies that are anticipated to grow at a rate significantly above the average for the market.

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	Momentum in a stock is described as the tendency for the stock price to continue rising if it is going up and to continue declining if it is going down.

[5]	The Standard & Poor’s 500 Index is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S.

[6]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	17

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

STOXX® US ESG Select Index Fund Ticker:  ESG

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	5 Year	Fund Inception 7/13/2016

FlexShares STOXX® US ESG Select Index Fund (Based on Net Asset Value)	44.15%	22.41%	19.56%	18.41%

FlexShares STOXX® US ESG Select Index Fund (Based on Market Price)	44.12%	22.44%	19.56%	18.42%

STOXX® USA ESG Select KPIs Index	44.04%	22.12%	18.97%	17.82%

Russell 1000® Index	43.51%	22.05%	19.19%	17.84%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.33% and the net expense ratio is 0.32%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® USA ESG Select KPIs IndexSM (“Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater exposure to environmental, social and governance (“ESG”)1 characteristics relative to the STOXX® USA 900 Index, a float adjusted market-capitalization weighted index of U.S.-incorporated companies. As of October 31, 2021, there were 274 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2021, prices on U.S. investments generally traded higher. Through Q4 of 2020, U.S. investments rose as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. The passage of the federal fiscal stimulus package (Consolidated Appropriations Act, 2021) in December along with the U.S. Federal Reserve Bank’s actions to keep interest rates low while continuing quantitative easing measures also supported U.S. investments. Despite a volatile start in January, U.S. domestic investments rose in Q1 of 2021 as several sectors that had previously struggled during the pandemic including energy, financials and industrials helped to lead investments higher. Domestic U.S. investments continued to advance in Q2 of 2021 as strong consumption growth and industrial production drove those investments higher. The May 2021 report of inflation, as measured by the Consumer Price

[1]

ESG investing is defined as utilizing environmental, social, and governance (ESG) criteria as a set of standards for a company’s operations that socially conscious investors use to screen potential investments.

18	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

STOXX® US ESG Select Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Index (CPI), recorded the largest increase since June 1992, but at the time many investors viewed this as a transitory spike caused by increasing global economic recovery and supply chain disruptions. In Q3 of 2021, U.S. investments remained relatively flat despite strong corporate earnings as investors may have been concerned that future growth would not materialize, and that inflation may be more persistent than previously expected. Domestic U.S. investments advanced in October due to strong 3rd quarter earnings and robust consumer confidence.

The Underlying Index had a positive total return during the 12 months ended October 31, 2021, and outperformed domestic equity markets, as defined by the Russell 1000 Index2, by 0.53%. The Underlying Index’s ESG-tilted approach led to beneficial overweight Fund exposure to the consumer discretionary, energy and healthcare sectors. Overweight exposure to the consumer staples and communication sectors detracted from Fund performance. Likewise, the ESG tilt led to underweights to the financials, utilities, technology and real estate sectors that were positive drivers of Fund performance but underweights to industrials and materials that detracted from Fund performance. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was +11 basis points (“bps”)3, which is reflective of the management fee (-32 bps), stock selection/futures (-9 bps), dividend tax differential (+46 bps) and compounding of tracking error over time (+6 bps).

[2]	The Russell 1000 Index refers to a stock market index that represents the 1000 top companies in the United States.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	19

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

STOXX® Global ESG Select Index FundTicker:  ESGG

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	5 Year	Fund Inception 7/13/2016

FlexShares STOXX® Global ESG Select Index Fund (Based on Net Asset Value)	42.10%	19.58%	16.60%	15.81%

FlexShares STOXX® Global ESG Select Index Fund (Based on Market Price)	41.84%	19.48%	16.66%	15.86%

STOXX® Global ESG Select KPIs Index	42.22%	19.66%	16.64%	15.83%

MSCI World Index	40.42%	18.24%	15.47%	14.58%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.43% and the net expense ratio is 0.42%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® Global ESG Select KPIs IndexSM (the “Underlying Index”) The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater exposure to environmental, social and governance (“ESG”)1 characteristics relative to the STOXX® Global 1800 Index, the parent index, a float-adjusted market-capitalization weighted index of companies incorporated in the U.S. or in developed international markets. As of October 31, 2021, there were 888 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2021, prices on Global market investments (including U.S., Developed and Emerging markets) generally traded higher. Through Q4 of 2020, Global market investments moved higher as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. Global investments continued to rise over the 1st half of 2021 due to strong corporate earnings and positive economic data. Sectors that had previously struggled during the pandemic, including energy and financials, helped to lead investments higher. Global market investments moved lower in Q3 of 2021 as investor concerns surrounding economic growth in China were driven by the collapse of a large real estate investment company and a subsequent increase in regulatory pressures on some of China’s top performing technology and

[1]

ESG investing is defined as utilizing environmental, social, and governance (ESG) criteria as a set of standards for a company’s operations that socially conscious investors use to screen potential investments.

20	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

STOXX® Global ESG Select Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

financial companies. Inflation concerns stemming from supply chain bottlenecks and rising energy prices also drove Global market investments lower. Global market investments rebounded in October 2021 as lockdown policies enacted at the height of the pandemic were eased in many countries and latent consumer demand led to strong corporate earnings.

The Underlying Index had a positive total return during the 12 months ended October 31, 2021 and outperformed global equity markets, as defined by the MSCI World Index2, by 1.80%. The Underlying Index’s ESG-tilted approach led to beneficial overweight Fund exposure to the technology, consumer discretionary and energy sectors. The overweight exposure to the consumer staples sector detracted from Fund performance. Likewise, the ESG tilt led to underweights to the financials, utilities, industrials, communications, materials and real estate sectors that were positive drivers of Fund performance. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -12 basis points (“bps”)3, which is reflective of the management fee (-42 bps), stock selection/futures (-5 bps), securities lending (+1 bps), dividend tax differential (+40 bps), and compounding of tracking error over time (-6 bps).

[2]	The Morgan Stanley Capital International World Index captures large and mid-cap representation across 23 Developed Markets countries.
[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	21

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Upstream Natural Resources Index Fund Ticker:  GUNR

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	5 Year	10 Year	Fund Inception 9/16/2011

FlexShares Morningstar Global Upstream Natural Resources Index Fund (Based on Net Asset Value)	49.70%	10.41%	3.76%	3.71%

FlexShares Morningstar Global Upstream Natural Resources Index Fund (Based on Market Price)	49.58%	10.43%	3.85%	3.74%

Morningstar® Global Upstream Natural Resources IndexSM	50.56%	10.94%	4.20%	4.12%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.47% and the net expense ratio is 0.46%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Global Upstream Natural Resources IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities that are traded in or are issued by companies domiciled in global developed or emerging markets (including the U.S.), as determined by Morningstar, Inc., the index provider, pursuant to its index methodology. The companies included in the Underlying Index have significant business operations in the ownership, management and/or production of natural resources in energy, agriculture, precious or industrial metals, timber and water resources sectors, as determined by the index provider, pursuant to its index methodology. As of October 31, 2021, there were 120 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective and a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the first half of the fiscal year ended October 31, 2021, commodity and natural resources prices in many sectors moved higher as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. Over the course of the 12-month period, while the U.S. dollar (USD) started off volatile, it ultimately weakened, and positively impacted U.S. investors as returns in local currencies of natural resources generally were enhanced by the falling of the USD. Emergence of the Delta variant of the COVID virus led to the reimposition of restrictions resulting in a slowdown of economic growth during the calendar third quarter. Global market investments (including U.S., Developed and Emerging markets) rebounded in October.

22	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Upstream Natural Resources Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Production discipline by the Organization of Petroleum Exporting Countries (OPEC) and other oil producers, combined with increased energy demand as economies reopened, led to steadily increasing crude oil and natural gas price increases. West Texas Intermediate (“WTI”) crude oil prices began the fiscal year under $32 per barrel but ended the year over $80 per barrel1. Natural gas was up nearly 80%2 during the same time span, as the sector appeared to have finally worked off excess supplies that had been depressing prices.

Overall Industrial metals prices, such as copper, aluminum, zinc, nickel and tin were higher for the fiscal year. Prices moved higher powered by supply shortages as production was disrupted by COVID induced labor issues. Precious metals price performance was mixed as gold declined while silver posted a small increase. Metals used in electric vehicle and battery product such as cobalt and lithium saw strong price performance due to increasing demand and lack of supply.

Grains posted strong price performance, the highest seen in years in the U.S., as lower global supplies due to weather and COVID labor sourcing issues was met with increased demand for food inputs. Protein prices (cattle, hogs, poultry, and fish) also posted strong price performance. U.S. fertilizer chemical (potash, nitrogen, phosphate) were all materially higher on supply constraints and global demand for agricultural products. U.S. lumber prices were especially volatile during the fiscal year. Robust housing demand combined with lumber mill capacity issues drove lumber futures prices3 up 230% by early May 2021. Once these severe supply issues were overcome, lumber futures had declined by the end of the fiscal year.

For the 12-month period ended October 31, 2021, the Underlying Index underperformed the global natural resource equity markets, as defined by the S&P Global Natural Resources Index4, by -259 basis points (bps)5. Due to the Underlying Index’s focus on the upstream section of the natural resource supply chain, there was no Fund exposure to the steel sector which posted robust returns. Additionally, exposure to underperforming agricultural companies in China and other non-U.S. markets contributed to Fund underperformance. Positive contribution to Fund performance came from the upstream focus in timber and energy sectors. Tracking difference for the period between the Fund’s NAV and the Underlying Index was -86 bps, which is reflective of the Fund’s management fee (-46 bps), futures (-13 bps), foreign dividend tax differential treatment (+5 bps), securities lending (+4 bps), security selection (+3 bps), transaction costs (-3 bps), and other expenses including compounding of expenses during rising markets (-36 bps).

[1]	Source: Bloomberg, USCRWTIC Index (October 31, 2020 – October 31, 2021).

[2]	Source: Bloomberg, NGUSHHUB Commodity (October 31, 2020 – October 31, 2021).

[3]	Source: Bloomberg, LB1 Lumber Generic Near Term Commodity Contract (October 31, 2020 – October 31, 2021).

[4]

The Standard & Poor’s Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.

[5]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	23

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Broad Infrastructure Index Fund Ticker:  NFRA

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	5 Year	Fund Inception 10/8/2013

FlexShares STOXX® Global Broad Infrastructure Index Fund (Based on Net Asset Value)	22.85%	11.25%	8.69%	7.38%

FlexShares STOXX® Global Broad Infrastructure Index Fund (Based on Market Price)	22.51%	11.41%	8.66%	7.39%

STOXX® Global Broad Infrastructure Index	22.72%	11.13%	8.55%	7.29%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® Global Broad Infrastructure Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, offer broad exposure to publicly traded developed- and emerging-market infrastructure companies, including U.S. companies, as defined by STOXX Ltd. (“STOXX”) pursuant to its index methodology. Infrastructure companies generally include, without limitation, entities that own or operate location-specific capital-intensive assets characterized by high barriers to entry, essential services with inelastic demand, regulated pricing, and reliable or relatively stable revenue streams. As of October 31, 2021, there were 177 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2021, prices on Global market investments (including U.S., Developed and Emerging markets) generally traded higher. Through Q4 of 2020, Global market investments moved higher as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. Global investments continued to rise over the 1st half of 2021 due to strong corporate earnings and positive economic data. Sectors that had previously struggled during the pandemic, including energy and financials, helped to lead investments higher. Global market investments moved lower in Q3 of 2021 as investor concerns surrounding economic growth in China were driven by the collapse of a large real estate investment company and a subsequent increase in regulatory pressures on some of China’s top performing technology and

24	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Broad Infrastructure Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

financial companies. Inflation concerns stemming from supply chain bottlenecks and rising energy prices also drove Global market investments lower. Global market investments rebounded in October 2021 as lockdown policies enacted at the height of the pandemic were eased in many countries and latent consumer demand led to strong corporate earnings.

The Underlying Index had a positive total return during the 12 months ended October 31, 2021, but underperformed the global equity real estate markets, as defined by the FTSE EPRA/NAREIT Developed Net Index1, by -1.94%. The Underlying Index’s exposures to the communication, transportation and energy sectors negatively contributed to Fund performance, while exposure to utilities and social infrastructure positively benefited Fund performance. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was +13 basis points (“bps”)2, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (+6 bps), securities lending (+3 bps), dividend tax differential (+49 bps) and compounding of tracking error over time (+2 bps).

[1]	The FTSE EPRA/Nareit Global Real Estate Index is an index designed to track the performance of listed real estate companies in both developed and emerging countries worldwide.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	25

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Quality Real Estate Index Fund Ticker:  GQRE

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	5 Year	Fund Inception 11/5/2013

FlexShares Global Quality Real Estate Index Fund (Based on Net Asset Value)	40.58%	9.87%	7.37%	7.30%

FlexShares Global Quality Real Estate Index Fund (Based on Market Price)	40.98%	10.01%	7.40%	7.33%

Northern Trust Global Quality Real Estate IndexSM	40.18%	9.76%	7.29%	7.21%

FTSE EPRA/NAREIT Developed IndexSM	42.12%	9.64%	7.00%	6.23%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.46% and the net expense ratio is 0.45%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Global Quality Real Estate IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater exposure to quality, value and momentum factors relative to the Northern Trust Global Real Estate Index, the parent index, a float-adjusted market-capitalization weighted index of publicly traded equity securities of U.S. and non-U.S. real estate investment trusts and real estate operating companies. In addition, the Underlying Index is designed to include companies with enhanced risk-return characteristics relative to the global publicly traded real-estate market by featuring quality, value and momentum risk premiums, which Northern Trust Investments, Inc. (“NTI”) believes have been historically demonstrated over a full market cycle. As of October 31, 2021, there were 140 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2021, prices on Global market investments (including U.S., Developed and Emerging markets) generally traded higher. Through Q4 of 2020, Global market investments moved higher as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. Global investments continued to rise over the 1st half of 2021 due to strong corporate earnings and positive economic data. Sectors that had previously struggled during the pandemic, including energy and financials, helped to lead investments higher. Global market investments moved lower in Q3 of 2021 as investor concerns surrounding economic growth in China were driven by the collapse of a large real

26	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Quality Real Estate Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

estate investment company and a subsequent increase in regulatory pressures on some of China’s top performing technology and financial companies. Inflation concerns stemming from supply chain bottlenecks and rising energy prices also drove Global market investments lower. Global market investments rebounded in October 2021 as lockdown policies enacted at the height of the pandemic were eased in many countries and latent consumer demand led to strong corporate earnings.

The Underlying Index had a positive total return during the 12 months ended October 31, 2021, but underperformed the global equity real estate markets, as defined by the FTSE EPRA/NAREIT Developed Net Index1, by -1.94%. The quality2 and momentum3 factor exposures of the Underlying Index were negative drivers of Fund performance while the value4 factor exposure was a positive driver of Fund performance. Overall, the positive exposure to value was not enough to offset the headwinds from the negative performance derived from the quality and momentum exposures. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was +40 basis points (“bps”)5, which is reflective of the Fund’s management fee (-45 bps), stock selection/futures (+30 bps), securities lending (+2 bps), dividend tax differential (+35 bps), and compounding of tracking error over time (+18 bps).

[1]	The FTSE EPRA/Nareit Global Real Estate Index is an index designed to track the performance of listed real estate companies in both developed and emerging countries worldwide.

[2]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[3]	Momentum in a stock is described as the tendency for the stock price to continue rising if it is going up and to continue declining if it is going down.

[4]	The value factor is based on a belief that stocks that are inexpensive relative to some measure of fundamental value outperform those that are pricier.

[5]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	27

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Real Assets Allocation Index Fund Ticker:  ASET

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	5 Year	Fund Inception 11/23/2015

FlexShares Real Assets Allocation Index Fund (Based on Net Asset Value)	33.70%*	11.27%	8.52%	8.11%

FlexShares Real Assets Allocation Index Fund (Based on Market Price)	33.74%	11.25%	8.52%	8.11%

Northern Trust Real Assets Allocation IndexSM	33.84%	11.41%	8.66%	8.23%

MSCI ACWI Index	37.28%	17.50%	14.74%	12.72%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 1.05% and the net expense ratio is 0.57%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Real Assets Allocation Index (the “Underlying Index”). The Fund is a fund of funds and seeks its investment objective by investing primarily in the shares of other FlexShares ETFs (together, the “Underlying Funds”) that are eligible for inclusion in the Underlying Index, rather than in securities of individual companies. The Underlying Funds themselves seek investment results corresponding to their own respective underlying indexes. The Underlying Funds invest primarily in separate sets of securities representing or providing exposures to global “real assets.” Real assets are defined by the index provider as physical or tangible assets. Examples of real assets include but are not limited to commodities, precious metals, oil, and real estate. Each Underlying Fund has its own risk profile and will contribute differently to the overall risk profile of the Fund. Each of the Underlying Funds invests in equity securities that are traded in or are issued by companies domiciled in global developed or emerging markets (including the U.S.). Certain of the Underlying Funds may invest in publicly traded units of master limited partnerships and real estate investment trusts. As of October 31, 2021, there were three Underlying Funds in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective and to manage the Fund. NTI generally intends to replicate the constituent securities of the Underlying Index to manage the Fund but may use representative sampling in certain circumstances. “Representative sampling” means investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. When the Fund uses representative sampling, it may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2021, prices on Global market investments (including U.S., Developed and Emerging markets) generally traded higher. Through Q4 of 2020, Global market investments

28	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Real Assets Allocation Index Fund (cont.)

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $33.66 as of October 31, 2021.

PORTFOLIO ANALYSIS (cont.)

moved higher as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. Global investments continued to rise over the 1st half of 2021 due to strong corporate earnings and positive economic data. Sectors that had previously struggled during the pandemic, including energy and financials, helped to lead investments higher. Global market investments moved lower in Q3 of 2021 as investor concerns surrounding economic growth in China were driven by the collapse of a large real estate investment company and a subsequent increase in regulatory pressures on some of China’s top performing technology and financial companies. Inflation concerns stemming from supply chain bottlenecks and rising energy prices also drove Global market investments lower. Global market investments rebounded in October as lockdown policies enacted at the height of the pandemic were eased in many countries and latent consumer demand led to strong corporate earnings.

The Underlying Index had a positive total return during the 12 months ended October 31, 2021, but underperformed the global equity markets, as defined by the MSCI All Country World Index (ACWI)1 by -4.04%. The Fund underperformed due to the Underlying Index’s greater allocation to infrastructure relative to its real estate and natural resource allocations. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was -14 basis points (“bps”)2, which is largely reflective of the Fund’s management fee (-57 bps), a reimbursement amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Funds (+46 bps), and compounding of tracking error over time (-3 bps).

[1]

The Morgan Stanley Capital International All Country World Index is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and is designed to provide a broad measure of stock performance throughout the world.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	29

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Index Fund Ticker:  QDF

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	5 Year	Fund Inception 12/14/2012

FlexShares Quality Dividend Index Fund (Based on Net Asset Value)	37.27%	13.04%	12.88%	13.26%

FlexShares Quality Dividend Index Fund (Based on Market Price)	37.20%	13.04%	12.86%	13.26%

Northern Trust Quality Dividend IndexSM	37.76%	13.79%	13.52%	13.81%

Russell 1000® Index	43.51%	22.05%	19.19%	16.59%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the Northern Trust Quality Dividend Index SM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater financial strength and stability characteristics relative to the Northern Trust 1250 Index (the “Parent Index”)1. In addition, the Underlying Index is designed to select companies from the Parent Index that in the aggregate have the potential to generate income in excess of the income generated by securities in the Parent Index with a beta2 that is similar to that of the Parent Index. As of October 31, 2021, there were 126 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2021, prices on U.S. investments generally traded higher. Through Q4 of 2020, U.S. investments rose as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. The passage of the federal fiscal stimulus package (Consolidated Appropriations Act, 2021) in December 2020 along with the U.S. Federal Reserve Bank’s actions to keep interest rates

[1]	Northern Trust 1250 Index is a float-adjusted market-capitalization weighted index comprised of U.S. domiciled large- and mid-capitalization companies.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (“S&P”) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

30	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

low while continuing quantitative easing measures also supported U.S. investments. Despite a volatile start in January 2021, U.S. domestic investments rose in Q1 of 2021 as several sectors that had previously struggled during the pandemic including energy, financials and industrials helped to lead investments higher. Domestic U.S. investments continued to advance in Q2 as strong consumption growth and industrial production drove those investments higher. The May 2021 report of inflation, as measured by the Consumer Price Index (CPI), recorded the largest increase since June 1992, but at the time many investors viewed this as a transitory spike caused by increasing global economic recovery and supply chain disruptions. In Q3, U.S. investments remained relatively flat despite strong corporate earnings as investors may have been concerned that future growth would not materialize, and that inflation may be more persistent than previously expected. Domestic U.S. investments advanced in October 2021 due to strong 3rd quarter earnings and robust consumer confidence.

U.S. domestic investments trended upwards during the 12 months ended October 31, 2021, and we believe the quality factor3 was a negative driver of Fund performance during the fiscal year ended October 31, 2021. As the U.S. economy recovered from the global lockdown, however, U.S. investments expanded in several areas hardest hit during the pandemic. Because of this expansion during the second half of the fiscal year, the dividend yield factor4 became a positive driver of Fund performance as high yielding investments outperformed low yielding and non-dividend paying investments. Overall, the positive performance derived from the dividend factor was not enough to offset the negative performance derived from the quality exposure. Consequently, the Underlying Index underperformed the Russell 1000® Index5 by -5.75%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -49 basis points (“bps”)6, which is reflective of the management fee (-37 bps), securities lending (+1 bps), performance calculation differences between the Underlying Index and the Fund (+1 bps), and compounding of tracking error over time (-14 bps).

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	Dividend yield factor is the percentage of an investments price that a company is projected to pay out as dividends.

[5]	Russell 1000® Index is a free float-adjusted market capitalization index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization.

[6]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	31

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Defensive Index Fund Ticker:  QDEF

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	5 Year	Fund Inception 12/14/2012

FlexShares Quality Dividend Defensive Index Fund (Based on Net Asset Value)	34.28%	12.64%	12.78%	13.05%

FlexShares Quality Dividend Defensive Index Fund (Based on Market Price)	34.19%	12.63%	12.77%	13.05%

Northern Trust Quality Dividend Defensive IndexSM	34.77%	13.14%	13.44%	13.62%

Russell 1000® Index	43.51%	22.05%	19.19%	16.59%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the Northern Trust Quality Dividend Defensive IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater financial strength and stability characteristics relative to the Northern Trust 1250 Index (the “Parent Index”)1. In addition, the Underlying Index is designed to select companies from the Parent Index that in the aggregate have the potential to generate income in excess of the income generated by securities in the Parent Index with a beta2 that is lower in relation to that of the Parent Index. As of October 31, 2021, there were 126 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2021, prices on U.S. investments generally traded higher. Through Q4 of 2020, U.S. investments rose as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. The passage of the federal fiscal stimulus package (Consolidated Appropriations Act, 2021) in December 2020 along with the U.S. Federal Reserve Bank’s actions to keep interest rates

[1]	Northern Trust 1250 Index is a float-adjusted market-capitalization weighted index comprised of U.S. domiciled large- and mid-capitalization companies.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (“S&P”) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

32	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Defensive Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

low while continuing quantitative easing measures also supported U.S. investments. Despite a volatile start in January 2021, U.S. domestic investments rose in Q1 of 2021 as several sectors that had previously struggled during the pandemic including energy, financials and industrials helped to lead investments higher. Domestic U.S. investments continued to advance in Q2 of 2021 as strong consumption growth and industrial production drove those investments higher. The May 2021 report of inflation, as measured by the Consumer Price Index (CPI), recorded the largest increase since June 1992, but at the time many investors viewed this as a transitory spike caused by increasing global economic recovery and supply chain disruptions. In Q3 of 2021, U.S. investments remained relatively flat despite strong corporate earnings as investors may have been concerned that future growth would not materialize, and that inflation may be more persistent than previously expected. Domestic U.S. investments advanced in October 2021 due to strong 3rd quarter earnings and robust consumer confidence.

U.S. domestic investments trended upwards during the 12 months ended October 31, 2021, and we believe both the quality factor3 and the lower beta exposure were negative drivers of Fund performance during the fiscal year ended October 31, 2021. As the U.S. economy recovered from the global lockdown, however, U.S. investments expanded in several areas hardest hit during the pandemic. Because of this expansion during the second half of the fiscal year, the dividend yield factor4 became a positive driver of Fund performance as high yielding investments outperformed low yielding and non-dividend paying investments. Overall, the positive performance derived from the dividend factor was not enough to offset the negative performance derived from the quality and lower beta exposure.

Consequently, the Underlying Index underperformed the Russell 1000® Index5 by -8.74%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -49 basis points (“bps”)6, which is reflective of the management fee (-37 bps), stock selection/futures (+4 bps), securities lending (+1 bps), and compounding of tracking error over time (-17 bps).

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	Dividend yield factor is the percentage of an investments price that a company is projected to pay out as dividends.

[5]	Russell 1000® Index is a free float-adjusted market capitalization index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization.

[6]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	33

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Dynamic Index Fund Ticker:  QDYN

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	5 Year	Fund Inception 12/14/2012

FlexShares Quality Dividend Dynamic Index Fund (Based on Net Asset Value)	45.38%	17.58%	15.46%	14.13%

FlexShares Quality Dividend Dynamic Index Fund (Based on Market Price)	45.32%	17.59%	15.44%	14.13%

Northern Trust Quality Dividend Dynamic IndexSM	46.03%	17.95%	15.83%	14.51%

Russell 1000® Index	43.51%	22.05%	19.19%	16.59%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the Northern Trust Quality Dividend Dynamic IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater financial strength and stability characteristics relative to the Northern Trust 1250 Index (the “Parent Index”)1. In addition, the Underlying Index is designed to select companies from the Parent Index that in the aggregate have the potential to generate income in excess of the income generated by securities in the Parent Index with a beta2 that is higher in relation to that of the Parent Index. As of October 31, 2021, there were 128 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2021, prices on U.S. investments generally traded higher. Through Q4 of 2020, U.S. investments rose as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. The passage of the federal fiscal stimulus package (Consolidated Appropriations Act, 2021) in December 2020 along with the U.S. Federal Reserve Bank’s actions to keep interest rates low while continuing quantitative easing

[1]	Northern Trust 1250 Index is a float-adjusted market-capitalization weighted index comprised of U.S. domiciled large- and mid-capitalization companies.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (“S&P”) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

34	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Dynamic Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

measures also supported U.S. investments. Despite a volatile start in January 2021, U.S. domestic investments rose in Q1 of 2021 as several sectors that had previously struggled during the pandemic including energy, financials and industrials helped to lead investments higher. Domestic U.S. investments continued to advance in Q2 of 2021 as strong consumption growth and industrial production drove those investments higher. The May 2021 report of inflation, as measured by the Consumer Price Index (CPI), recorded the largest increase since June 1992, but at the time many investors viewed this as a transitory spike caused by increasing global economic recovery and supply chain disruptions. In Q3 of 2021, U.S. investments remained relatively flat despite strong corporate earnings as investors may have been concerned that future growth would not materialize, and that inflation may be more persistent than previously expected. Domestic U.S. investments advanced in October 2021 due to strong 3rd quarter earnings and robust consumer confidence.

U.S. domestic investments trended upwards during the 12 months ended October 31, 2021, and we believe the quality factor3 was a negative driver of Fund performance during the fiscal year ended October 31, 2021. As the U.S. economy recovered from the global lockdown, however, U.S. investments expanded in several areas hardest hit during the pandemic. Because of this expansion during the second half of the fiscal year, the dividend yield factor4 and the higher beta exposure were positive drivers of Fund performance as high yielding investments outperformed low yielding and non-dividend paying investments and higher beta investments generally fared better than lower beta investments. Consequently, the Underlying Index outperformed the Russell 1000® Index5 by 2.52%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -65 basis points (“bps”)6, which is reflective of the management fee (-37 bps), stock selection/futures (-20 bps), securities lending (+1 bps), performance calculation differences between the Underling Index and the Fund (+1 bps), and compounding of tracking error over time (-10 bps).

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	Dividend yield factor is the percentage of an investments price that a company is projected to pay out as dividends.

[5]	Russell 1000® Index is a free float-adjusted market capitalization index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization.

[6]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	35

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Index Fund Ticker:  IQDF

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	5 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Index Fund (Based on Net Asset Value)	32.42%	9.34%	7.29%	4.40%

FlexShares International Quality Dividend Index Fund (Based on Market Price)	32.85%	9.69%	7.35%	4.46%

Northern Trust International Quality Dividend IndexSM	32.93%	9.62%	7.52%	4.77%

MSCI ACWI ex USA Index	29.66%	12.02%	9.79%	6.14%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the Northern Trust International Quality Dividend IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater financial strength and stability characteristics relative to the Northern Trust International Large Cap Index (the “Parent Index”)1. In addition, the Underlying Index is designed to select companies from the Parent Index that in the aggregate have the potential to generate income in excess of the income generated by securities in the Parent Index with a beta2 that is similar to that of the Parent Index. As of October 31, 2021, there were 226 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2021, prices on International market investments (including Developed and Emerging markets) generally traded higher. Through Q4 of 2020, International market investments moved higher as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. International investments continued to rise over the 1st half of 2021 due to strong corporate earnings

[1]	Northern Trust International Large Cap Index is a float-adjusted market-capitalization weighted index comprised of non-U.S. domiciled large- and mid-capitalization companies.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (“S&P”) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

36	FLEXSHARES ANNUAK REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

and positive economic data. Sectors that had previously struggled during the pandemic, including energy and financials, helped to lead investments higher. International market investments moved lower in Q3 of 2021 as investor concerns surrounding economic growth in China were driven by the collapse of a large real estate investment company and a subsequent increase in regulatory pressures on some of China’s top performing technology and financial companies. Inflation concerns stemming from supply chain bottlenecks and rising energy prices also drove International market investments lower. International market investments rebounded in October 2021 as lockdown policies enacted at the height of the pandemic were eased in many countries and latent consumer demand led to strong corporate earnings.

International investments trended upwards during the 12 months ended October 31, 2021, and we believe the quality factor3 was a negative driver of Fund performance during the fiscal year ended October 31, 2021. As international economies recovered from the global lockdown, however, International investments expanded in several areas hardest hit during the pandemic. Because of this expansion during the second half of the fiscal year, the dividend yield factor4 became a positive driver of Fund performance as high yielding investments outperformed low yielding and non-dividend paying investments. Overall, the positive performance derived from the dividend factor offset the negative performance derived from the quality exposure. Consequently, the Underlying Index overperformed the MSCI ACWI ex USA Index5 by 3.27%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -51 basis points (“bps”)6, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (+2 bps), securities lending (+3 bps), performance calculation differences between the Underlying Index and the Fund (+1 bps), and compounding of tracking error over time (-10 bps).

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	Dividend yield factor is the percentage of an investments price that a company is projected to pay out as dividends.

[5]

The Morgan Stanley Capital International All Country World Index Ex-U.S. is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

[6]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAK REPORT	37

FlexShares® International	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Defensive Index Fund Ticker:  IQDE

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	5 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Defensive Index Fund (Based on Net Asset Value)	29.03%	8.16%	5.98%	3.56%

FlexShares International Quality Dividend Defensive Index Fund (Based on Market Price)	28.97%	8.31%	5.90%	3.55%

Northern Trust International Quality Dividend Defensive IndexSM	29.50%	8.47%	6.23%	4.06%

MSCI ACWI ex USA Index	29.66%	12.02%	9.79%	6.14%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the Northern Trust International Quality Dividend Defensive IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater financial strength and stability characteristics relative to the Northern Trust International Large Cap Index (the “Parent Index”)1. In addition, the Underlying Index is designed to select companies from the Parent Index that in the aggregate have the potential to generate income in excess of the income generated by securities in the Parent Index with a beta2 that is less than that of the Parent Index. As of October 31, 2021, there were 210 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2021, prices on International market investments (including Developed and Emerging markets) generally traded higher. Through Q4 of 2020, International market investments moved higher as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. International investments continued to rise over the 1st half of 2021 due to strong corporate earnings

[1]	Northern Trust International Large Cap Index is a float-adjusted market-capitalization weighted index comprised of non-U.S. domiciled large- and mid-capitalization companies.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (“S&P”) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

38	FLEXSHARES ANNUAK REPORT

FlexShares® International	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Defensive Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

and positive economic data. Sectors that had previously struggled during the pandemic, including energy and financials, helped to lead investments higher. International market investments moved lower in Q3 of 2021 as investor concerns surrounding economic growth in China were driven by the collapse of a large real estate investment company and a subsequent increase in regulatory pressures on some of China’s top performing technology and financial companies. Inflation concerns stemming from supply chain bottlenecks and rising energy prices also drove International market investments lower. International market investments rebounded in October 2021 as lockdown policies enacted at the height of the pandemic were eased in many countries and latent consumer demand led to strong corporate earnings.

International investments trended upwards during the 12 months ended October 31, 2021, and we believe the quality factor4 and the lower beta exposure were negative drivers of Fund performance during the fiscal year ended October 31, 2021. As international economies recovered from the global lockdown, however, International investments expanded in several areas hardest hit during the pandemic. Because of this expansion during the second half of the fiscal year, the dividend yield factor4 became a positive driver of Fund performance as high yielding investments outperformed low yielding and non-dividend paying investments. Overall, the positive performance derived from the dividend factor could not offset the negative performance derived from the quality and lower beta exposure. Consequently, the Underlying Index underperformed the MSCI ACWI ex USA Index5 by -16 basis points (“bps”)6. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was

-47 bps, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (+5 bps), securities lending (+3 bps), dividend tax differential (-1 bps), performance calculation differences between the Underlying Index and the Fund (+1 bps), and compounding of tracking error over time (-8 bps).

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	Dividend yield factor is the percentage of an investments price that a company is projected to pay out as dividends.

[5]

The Morgan Stanley Capital International All Country World Index Ex-U.S. is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

[6]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAK REPORT	39

FlexShares® International	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Dynamic Index Fund Ticker:  IQDY

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	5 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Dynamic Index Fund (Based on Net Asset Value)	39.87%	13.13%	9.45%	6.34%

FlexShares International Quality Dividend Dynamic Index Fund (Based on Market Price)	40.37%	13.56%	9.61%	6.42%

Northern Trust International Quality Dividend Dynamic IndexSM	40.44%	13.58%	9.80%	6.80%

MSCI ACWI ex USA Index	29.66%	12.02%	9.79%	6.14%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the Northern Trust International Quality Dividend Dynamic IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater financial strength and stability characteristics relative to the Northern Trust International Large Cap Index (the “Parent Index”)1. In addition, the Underlying Index is designed to select companies from the Parent Index that in the aggregate have the potential to generate income in excess of the income generated by securities in the Parent Index with a beta2 that is higher than that of the Parent Index. As of October 31, 2021, there were 210 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2021, prices on International market investments (including Developed and Emerging markets) generally traded higher. Through Q4 of 2020, International market investments moved higher as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. International investments continued to rise over the 1st half of 2021 due to strong corporate earnings

[1]	Northern Trust International Large Cap Index is a float-adjusted market-capitalization weighted index comprised of non-U.S. domiciled large- and mid-capitalization companies.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (“S&P”) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

40	FLEXSHARES ANNUAL REPORT

FlexShares® International	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Dynamic Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

and positive economic data. Sectors that had previously struggled during the pandemic, including energy and financials, helped to lead investments higher. International market investments moved lower in Q3 of 2021 as investor concerns surrounding economic growth in China were driven by the collapse of a large real estate investment company and a subsequent increase in regulatory pressures on some of China’s top performing technology and financial companies. Inflation concerns stemming from supply chain bottlenecks and rising energy prices also drove International market investments lower. International market investments rebounded in October 2021 as lockdown policies enacted at the height of the pandemic were eased in many countries and latent consumer demand led to strong corporate earnings.

International investments trended upwards during the 12 months ended October 31, 2021, and we believe the quality factor3 was a negative driver of Fund performance during the fiscal year ended October 31, 2021. As international economies recovered from the global lockdown, however, International investments expanded in several areas hardest hit during the pandemic. Because of this expansion during the second half of the fiscal year, the dividend yield factor4 and the higher beta exposure were positive drivers of Fund performance as high yielding investments outperformed low yielding and non-dividend paying investments and higher beta investments generally fared better than lower beta investments. Consequently, the Underlying Index outperformed the MSCI ACWI ex USA Index5 by 10.78%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -57 basis points (“bps”)6, which is reflective of the

Fund’s management fee (-47 bps), stock selection/futures (-2 bps), securities lending (+7 bps), dividend tax differential (-1 bps), and compounding of tracking error over time (-14 bps).

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	Dividend yield factor is the percentage of an investments price that a company is projected to pay out as dividends.

[5]

The Morgan Stanley Capital International All Country World Index Ex-U.S. is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

[6]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	41

FlexShares® iBoxx®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

3-Year Target Duration TIPS Index Fund Ticker:  TDTT

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	5 Year	Fund Inception 9/19/2011

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund (Based on Net Asset Value)	6.91%*	6.01%	3.56%	1.97%

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund (Based on Market Price)	6.95%	6.05%	3.58%	1.98%

iBoxx 3-Year Target Duration TIPS Index	7.03%	6.21%	3.75%	2.13%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.19% and the net expense ratio is 0.18%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the iBoxx 3-Year Target Duration TIPS Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” with a targeted average modified adjusted duration,1 as defined by IHS Markit as the index provider, of approximately three years. The Underlying Index includes publicly issued TIPS that have maturity dates of at least one year but not more than ten years from an index rebalancing date. As of October 31, 2021, there were 18 TIPS in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to achieve the Fund’s investment objective. NTI generally intends to replicate the constituent securities of the Underlying Index to manage the Fund but may use representative sampling in certain circumstances. “Representative sampling” means investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. When the Fund uses representative sampling, it may or may not hold all of the securities that are included in the Underlying Index.

During the first half of the fiscal year ended October 31, 2021, fixed income investments moved higher as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. Quarterly Gross Domestic Product (GDP) as reported by the U.S. Bureau of Economic Analysis rebounded to 4.5% in the fourth quarter of 2020 followed by 6.3% and 6.7% in the first and second quarters of 2021. Emergence of the Delta variant of the COVID virus led to the reimposition of restrictions resulting in a slowdown of GDP to only 2.0% during the calendar third quarter.

[1]

The duration calculated from the real modified duration of a TIPS security, adjusted for the market’s estimated beta for a TIPS security versus a nominal Treasury security due to the actual and expected changes in inflation.

42	FLEXSHARES ANNUAL REPORT

FlexShares® iBoxx®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

3-Year Target Duration TIPS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

The U.S. yield curve2 steepened in early calendar year 2021 as prospects for economic reopening with the pending distribution of COVID vaccines and the runoff elections for two senate seats in Georgia. Investors began to consider the positive impact on markets of the potential for additional fiscal stimulus with one party in control of the House, Senate and Executive Branch.

Short-term Treasury yields remained at low levels despite the Federal Reserve (Fed) statements indicating the possibility of decreasing the purchases of Treasury and Agency Mortgage Backed Securities (MBS) and the highest consumer price inflation in thirteen years. By the summer of 2021, yields were lower as increased infections from the COVID Delta variant weighed on economic growth outlooks.

By fiscal year-end, 1-month and 3-month Treasury yields were down a couple of basis points (bps)3, 1-year Treasury yields were unchanged, while intermediate- and long-term yields were higher with 2-year yields up +34 bps, 5-year yields up +80 bps, 10-year yields up +68 bps, 30-year yields up +27 bps.

For the fiscal year ended October 31, 2021, the Consumer Price Index (CPI) ended the year meaningfully higher at a 6.2% rate which was the highest level since July 30, 2008 and up from 1.2% for the fiscal year ended October 31, 20204. Our opinion is that commodity prices in general moved higher during the summer of 2020 as economies slowly reopened and consumer demand was met by supply shortages as previous COVID shutdowns of production facilities ultimately led to higher prices for raw materials. We believe that inflation expectations rose further in early 2021 as the Georgia Senate run-off elections drove expectations for even further fiscal stimulus potentially driving consumer demand higher. Rising wages combined with increasing energy and food prices drove annual CPI above 5% in the summer of 2021. Within the CPI measure, core inflation ex-food and energy prices were higher by 4.6%. As measured by the CPI, individual items were up substantially including energy prices 30% higher, food items up 5.3% and shelter prices showed an increase of 3.5%5.

During the fiscal year, real yields fell on lower nominal treasury yields. Short-term real yields6 fell more than long-term yields in conjunction with the Fed decision to cut the Federal funds rate. 1-year real yields fell 132 bps, while the 5-, 10-, and 30-year real yields were lower by 128 bps, 97 bps, and 77 bps, respectively7.

Highest inflation in 30 years along with falling real interest rates during the fiscal year led to positive total return performance for both the Fund and the Underlying Index. For the 12-month period, the NAV performance of the Fund outperformed the Bloomberg U.S. TIPS 1-10 Year Index8 by +22 bps due to lower duration positioning of the Underlying Index against the backdrop of falling real interest rates. Tracking difference between the Fund’s NAV and the Underlying Index for the 12-month period was -12 bps, reflective of the Fund’s management fee (-18 bps), duration and curve positioning (+1 bps), security selection (-4 bps), trading and pricing differences (+15 bps), and other factors (-6 bps).

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $26.38 as of October 31, 2021.

[2]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year, and 30-year maturities.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[4]	U.S. Bureau of Labor Statistics, Consumer Price Index, October 31, 2021 and October 31, 2020, respectively.

[5]	U.S. Bureau of Labor Statistics, Consumer Price Index, June 30, 2021.

[6]	A real yield is the yield to the investor that has been adjusted to remove the effects of inflation.

[7]

Bloomberg, In this analysis we are making a comparison between the difference in the real yield rates of the 1-year, 5-year, 10-year and 30-year maturities using data available as of January 1, 2021 and October 31, 2021.

[8]	The Bloomberg US Treasury Inflation Notes: 1-10 Year \Index (Series-L) measures the performance of the US Treasury Inflation Protected Securities (TIPS) market with less than 10 years to maturity.

FLEXSHARES ANNUAL REPORT	43

FlexShares® iBoxx®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

5-Year Target Duration TIPS Index Fund Ticker:  TDTF

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	5 Year	Fund Inception 9/19/2011

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund (Based on Net Asset Value)	6.85%*	7.92%	4.38%	2.76%

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund (Based on Market Price)	6.96%	7.96%	4.40%	2.77%

iBoxx 5-Year Target Duration TIPS Index	7.02%	8.17%	4.58%	2.92%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.19% and the net expense ratio is 0.18%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the iBoxx 5-Year Target Duration TIPS Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” with a targeted average modified adjusted duration,1 as defined by IHS Markit as the index provider, of approximately five years. The Underlying Index includes publicly issued TIPS that have maturity dates of at least three years but not more than twenty years from an index rebalancing date. As of October 31, 2021, there were 25 TIPS in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to achieve the Fund’s investment objective. NTI generally intends to replicate the constituent securities of the Underlying Index to manage the Fund but may use representative sampling in certain circumstances. “Representative sampling” means investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. When the Fund uses representative sampling, it may or may not hold all of the securities that are included in the Underlying Index.

During the first half of the fiscal year ended October 31, 2021, fixed income investments moved higher as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. Quarterly Gross Domestic Product (GDP) as reported by the U.S. Bureau of Economic Analysis rebounded to 4.5% in the fourth quarter of 2020 followed by 6.3% and 6.7% in the first and second quarters of 2021. Emergence of the Delta variant of the COVID virus led to the reimposition of restrictions resulting in a slowdown of GDP to only 2.0% during the calendar third quarter.

[1]

The duration calculated from the real modified duration of a TIPS security, adjusted for the market’s estimated beta for a TIPS security versus a nominal Treasury security due to the actual and expected changes in inflation.

44	FLEXSHARES ANNUAK REPORT

FlexShares® iBoxx®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

5-Year Target Duration TIPS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

The U.S. yield curve2 steepened in early calendar year 2021 as prospects for economic reopening with the pending distribution of COVID vaccines and the runoff elections for two senate seats in Georgia. Investors began to consider the positive impact on markets of the potential for additional fiscal stimulus with one party in control of the House, Senate and Executive Branch.

Short-term Treasury yields remained at low levels despite the Federal Reserve (Fed) statements indicating the possibility of decreasing the purchases of Treasury and Agency Mortgage Backed Securities (MBS) and the highest consumer price inflation in thirteen years. By the summer of 2021, yields were lower as increased infections from the COVID Delta variant weighed on economic growth outlooks.

By fiscal year-end, 1-month and 3-month Treasury yields were down a couple of basis points (bps)3, 1-year Treasury yields were unchanged, while intermediate- and long-term yields were higher with 2-year yields up +34 bps, 5-year yields up +80 bps, 10-year yields up +68 bps, and 30-year yields up +27 bps.

For the fiscal year ended October 31, 2021, the Consumer Price Index (CPI) ended the year meaningfully higher at a 6.2% rate which was the highest level since July 30, 2008 and up from 1.2% for the fiscal year ended October 31, 20204. Our opinion is that commodity prices in general moved higher during the summer of 2020 as economies slowly reopened and consumer demand was met by supply shortages as previous COVID shutdowns of production facilities ultimately led to higher prices for raw materials. We believe that inflation expectations rose further in early 2021 as the Georgia Senate run-off elections drove expectations for even further fiscal stimulus potentially driving consumer demand higher. Rising wages combined with increasing energy and food prices drove annual CPI above 5% in the summer of 2021. Within the CPI measure, core inflation ex-food and energy prices were higher by 4.6%. As measured by the CPI, individual items were up substantially including energy prices 30% higher, food items up 5.3% and shelter prices showed an increase of 3.5%5.

During the fiscal year, real yields fell on lower nominal treasury yields. Short-term real yields6 fell more than long-term yields in conjunction with the Fed decision to cut the Federal funds rate. 1-year real yields fell 132 bps, while the 5-, 10-, and 30-year real yields were lower by 128 bps, 97 bps, and 77 bps, respectively7.

Highest inflation in 30 years along with falling real interest rates during the fiscal year led to positive total return performance for both the Fund and the Underlying Index. For the 12-month period, the NAV performance of the Fund underperformed the Bloomberg U.S. TIPS 1-10 Year Index8 by -30 bps due to higher duration positioning of the Underlying Index against the backdrop of falling real interest rates. Tracking difference between the Fund’s NAV and the Underlying Index for the 12-month period was -17 bps, reflective of the Fund’s management fee (-18 bps), duration and curve positioning (-4 bps), security selection (+3 bps), trading and pricing differences (+8 bps), and other factors (-6 bps).

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $28.02 as of October 31, 2021.

[2]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year, and 30-year maturities.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[4]	U.S. Bureau of Labor Statistics, Consumer Price Index, October 31, 2021 and October 31, 2020, respectively.

[5]	U.S. Bureau of Labor Statistics, Consumer Price Index, June 30, 2021.

[6]	A real yield is the yield to the investor that has been adjusted to remove the effects of inflation.

[7]

Bloomberg, In this analysis we are making a comparison between the difference in the real yield rates of the 1-year, 5-year, 10-year and 30-year maturities using data available as of January 1, 2021 and October 31, 2021.

[8]	The Bloomberg US Treasury Inflation Notes: 1-10 Year \Index (Series-L) measures the performance of the US Treasury Inflation Protected Securities (TIPS) market with less than 10 years to maturity.

FLEXSHARES ANNUAL REPORT	45

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Disciplined Duration MBS Index Fund Ticker:  MBSD

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	5 Year	Fund Inception 9/3/2014

FlexShares Disciplined Duration MBS Index Fund (Based on Net Asset Value)	-0.28%	4.04%	1.97%	2.14%

FlexShares Disciplined Duration MBS Index Fund (Based on Market Price)	-0.11%	4.01%	2.01%	2.17%

ICE BofA Merrill Lynch® Constrained Duration US Mortgage Backed Securities IndexSM	0.73%	4.55%	2.52%	2.61%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.19% and the net expense ratio is 0.18%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the ICE BofA® Constrained Duration US Mortgage Backed Securities Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of investment-grade US agency residential mortgage-backed pass-through securities (“MBS”). Pursuant to the Underlying Index’s methodology, the average effective duration,1 of the portfolio of MBS represented in the Underlying Index was between 3.25 and 4.25 years. As of October 31, 2021, there were 109 securities in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the first half of the fiscal year ended October 31, 2021, fixed income investments moved higher as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. Quarterly Gross Domestic Product (GDP) as reported by the U.S. Bureau of Economic Analysis rebounded to 4.5% in the fourth quarter of 2020 followed by 6.3% and 6.7% in the first and second quarters of 2021. Emergence of the Delta variant of the COVID virus led to the reimposition of restrictions resulting in a slowdown of GDP to only 2.0% during the calendar third quarter of 2021.

[1]

Average effective duration provides a measure of a fund’s interest-rate sensitivity and the longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Duration also gives an indication of how a fund’s NAV will change as interest rates change. A fund with a five-year duration would be expected to lose 5% of its NAV if interest rates rose by 1 percentage point or gain 5%, if interest rates fell by 1 percentage point. Morningstar surveys fund companies for this information.

46	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Disciplined Duration MBS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

The U.S. yield curve2 steepened in early calendar year 2021 as prospects for economic reopening with the pending distribution of COVID vaccines and the runoff elections for two senate seats in Georgia. Investors began to consider the positive impact on markets of the potential for additional fiscal stimulus with one party in control of the House, Senate and Executive Branch.

Short-term Treasury yields remained at low levels despite the Federal Reserve (Fed) statements indicating the possibility of decreasing the purchases of Treasury and Agency MBS and the highest consumer price inflation in thirteen years. By the summer of 2021, yields were lower as increased infections from the COVID Delta variant weighed on economic growth outlooks.

By fiscal year-end, 1-month and 3-month Treasury yields were down a couple of basis points (bps)3, 1-year Treasury yields were unchanged, while intermediate- and long-term yields were higher with 2-year yields up +34 bps, 5-year yields up +80 bps, 10-year yields up +68 bps, 30-year yields up +27 bps.

Prompted by lower interest rates, refinancing activity, housing sales and mortgage applications began to surge

April 2020, as average 30-year mortgage rates (Freddie Mac Index) raised slightly from 2.81% to 3.14% during the fiscal year4. Powered by robust demand and low mortgage rates, existing home sales managed a 16.3% increase5 for the twelve months following September 2020, while new housing starts increased 15.3% for the fiscal year.6

Highest inflation in 30 years along with falling real interest rates during the fiscal year led to positive total return performance for both the Fund and the Underlying Index. For the 12-month period, the NAV performance of the Fund outperformed the Bloomberg U.S. Mortgage Backed Securities Index7 by +30 bps due to the Underlying Index’s exposure to a selection of higher coupon8, more seasoned MBS securities which outperformed newer MBS due in part to less principal prepayment risk. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -101 bps, reflective of the Fund’s management fee (-20 bps), trading costs and fees (-8 bps), pricing differences (-83 bps), yield curve positioning (-21 bps), sector allocation (-5 bps), security selection (+37 bps), and other factors (-1 bps).

[2]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year, and 30-year maturities.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[4]	Source: Bloomberg. Federal Home Loan Mortgage Corp. Primary Mortgage Market Survey. October 31, 2020 through November 1, 2021.

[5]	Source: Bloomberg. National Association of Realtors, US Existing Homes Sales, September30, 2020 through September 30, 2021.

[6]	Source: Bloomberg. U.S. Census Bureau, Us New Privately Owned Housing Unites Starts, October 31, 2020 through October 31, 2021.

[7]	The Bloomberg US Mortgage Backed Securities Index tracks fixed-rate agency mortgage backed passthrough securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

[8]	A coupon or coupon payment is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

FLEXSHARES ANNUAL REPORT	47

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Corporate Bond Index Fund Ticker:   SKOR

CUMULATIVE PERFORMANCE

Through October 31, 2021

*

The hybrid index performance information reflects the performance of the Northern Trust Credit-Scored US Corporate Bond IndexSM (Previous Index) through April 30, 2020 and the Northern Trust US Corporate Bond Quality Value IndexSM thereafter. The Previous Index terminated as of May 1, 2020.

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	5 Year	Fund Inception 11/12/2014

FlexShares Credit-Scored US Corporate Bond Index Fund (Based on Net Asset Value)	0.70%	6.42%	3.76%	3.75%

FlexShares Credit-Scored US Corporate Bond Index Fund (Based on Market Price)	0.68%	6.39%	3.73%	3.75%

Hybrid Northern Trust Credit-Scored US Corporate Bond IndexSM/Northern Trust US Corporate Bond Quality Value IndexSM*	1.34%	6.97%	4.25%	4.19%

Bloomberg U.S. Intermediate Corporate Bond Index	0.71%	5.80%	3.65%	3.62%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.23% and the net expense ratio is 0.22%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust US Corporate Bond Quality Value IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a broad universe of US-dollar denominated investment grade corporate bonds that can potentially deliver a higher total return than the overall investment grade corporate bond market, as represented by the Northern Trust US Investment-Grade Corporate Bond IndexSM (the “Parent Index”).1 The Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and calculate optimal weights for securities in the Underlying Index based on liquidity and security issuers’ fundamental factors, as determined by Northern Trust Investments, Inc. (“NTI”), in its capacity as index provider (the “Index Provider”). As of October 31, 2021, there were 2,512 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the first half of the fiscal year ended October 31, 2021, fixed income investments moved higher as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. Quarterly Gross Domestic Product (GDP) as reported by the U.S. Bureau of Economic Analysis rebounded to 4.5% in the fourth quarter of 2020 followed by 6.3% and 6.7% in the first and second quarters of 2021. Emergence of the Delta variant of the COVID virus led to the reimposition of restrictions resulting in a slowdown of GDP to only 2.0% during the calendar third quarter of 2021.

[1]	The Northern Trust US Investment Grade Corporate Bond IndexSM is a market-capitalization weighted index comprised of U.S. dollar-denominated investment grade corporate bonds.

48	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Corporate Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

The U.S. yield curve2 steepened in early calendar year 2021 as prospects for economic reopening with the pending distribution of COVID vaccines and the runoff elections for two senate seats in Georgia. Investors began to consider the positive impact on markets of the potential for additional fiscal stimulus with one party in control of the House, Senate and Executive Branch.

Short-term Treasury yields remained at low levels despite the Federal Reserve (Fed) statements indicating the possibility of decreasing the purchases of Treasury and Agency Mortgage Backed Securities (MBS) and the highest consumer price inflation in thirteen years. By the summer of 2021, yields were lower as increased infections from the COVID Delta variant weighed on economic growth outlooks.

By fiscal year-end, 1-month and 3-month Treasury yields were down a couple of basis points (bps)3, 1-year Treasury yields were unchanged, while intermediate- and long-term yields were higher with 2-year yields up

+34 bps, 5-year yields up +80 bps, 10-year yields up +68 bps, 30-year yields up +27 bps.

We believe that investor expectations for rebounding corporate revenues and earnings along with investor pursuit of higher yields led to increased demand for

U.S. corporate credit securities. Intermediate-term4 credit spreads5 trended lower through February 2021, then widened briefly in March 2021 before once again trending lower into the fiscal year. Further robust economic recovery and consumer/business spending helped drive average Intermediate-term option adjusted spreads (“OAS”)6 to 63 bps in comparison to comparable maturing Treasury securities by fiscal year from 94 bps at the beginning of the fiscal year7.

During the fiscal year, the Fund’s NAV underperformed the Bloomberg U.S. Intermediate Corporate Bond Index8 by -5 bps due in part to the Fund’s management fee. During the fiscal year, relative overweight allocations to fixed income securities in financials, real estate investment trusts (“REIT”) and utilities sectors along with security selection in the banking and utility sectors added to Fund performance while a relative underweighting to the communications sector and security selection in the industrials sector detracted from performance. The tracking difference between the Fund’s NAV and the Underlying Index’s return for the fiscal year was -64 bps, which is reflective of the Fund’s management fee (-22 bps), trading costs and fees (-14 bps), pricing differences (+1 bps), sector and security selection (-31 bps), yield curve positioning (+1 bps), and other factors (+1 bp).

[2]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year, and 30-year maturities.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[4]	Intermediate-term bonds typically mature between 3 – 10 years.

[5]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[6]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[7]

Source: Bloomberg, in this analysis we are making a comparison between the difference of the Option Adjusted Spread of intermediate-term investment grade corporate bonds using data available on the Bloomberg U.S. Intermediate Corporate Bond Index of October 31, 2020 – October 31, 2021.

[8]	Bloomberg U.S. Intermediate Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market that have between 1 and up to, but not including, 10 years to maturity.

FLEXSHARES ANNUAL REPORT	49

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Long Corporate Bond Index Fund Ticker:  LKOR

CUMULATIVE PERFORMANCE

Through October 31, 2021

*

The hybrid index performance information reflects the performance of the Northern Trust Credit-Scored US Long Corporate Bond IndexSM (Previous Index) through April 30, 2020 and the Northern Trust US Long Corporate Bond Quality Value IndexSM thereafter. The Previous Index terminated as of May 1, 2020.

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	5 Year	Fund Inception 9/23/2015

FlexShares Credit-Scored US Long Corp Bond Index Fund (Based on Net Asset Value)	5.14%	13.35%	7.36%	8.02%

FlexShares Credit-Scored US Long Corp Bond Index Fund (Based on Market Price)	5.23%	13.45%	7.00%	8.00%

Hybrid Northern Trust Credit-Scored US Long Corporate Bond IndexSM/Northern Trust US Long Corporate Bond Quality Value IndexSM*	5.86%	14.28%	8.14%	8.73%

Bloomberg Long U.S. Corporate Bond Index	4.55%	12.49%	7.07%	7.89%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.23% and the net expense ratio is 0.22%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust US Long Corporate Bond Quality Value IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a broad universe of US-dollar denominated investment grade corporate bonds that can potentially deliver a higher total return than the overall investment grade corporate bond market, as represented by the Northern Trust US Long Corporate Bond IndexSM (the “Parent Index”).1 The Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and calculate optimal weights for securities in the Underlying Index based on liquidity and security issuers’ fundamental factors, as determined by Northern Trust Investments, Inc. (“NTI”), in its capacity as index provider (the “Index Provider”). As of October 31, 2021, there were 1,342 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the first half of the fiscal year ended October 31, 2021, fixed income investments moved higher as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. Quarterly Gross Domestic Product (GDP) as reported by the U.S. Bureau of Economic Analysis rebounded to 4.5% in the fourth quarter of 2020 followed by 6.3% and 6.7% in the first and second quarters of 2021. Emergence of the Delta variant of the COVID virus led to the reimposition of restrictions resulting in a slowdown of GDP to only 2.0% during the calendar third quarter of 2021.

[1]	The Northern Trust US Long Corporate Bond IndexSM is a market capitalization weighted index comprised of long-term, U.S. dollar- denominated investment grade corporate bonds.

50	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Long Corporate Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

The U.S. yield curve2 steepened in early calendar year 2021 as prospects for economic reopening with the pending distribution of COVID vaccines and the runoff elections for two senate seats in Georgia. Investors began to consider the positive impact on markets of the potential for additional fiscal stimulus with one party in control of the House, Senate and Executive Branch.

Short-term Treasury yields remained at low levels despite the Federal Reserve (Fed) statements indicating the possibility of decreasing the purchases of Treasury and Agency Mortgage Backed Securities (MBS) and the highest consumer price inflation in thirteen years. By the summer of 2021, yields were lower as increased infections from the COVID Delta variant weighed on economic growth outlooks.

By fiscal year-end, 1-month and 3-month Treasury yields were down a couple of basis points (bps)3, 1-year Treasury yields were unchanged, while intermediate- and long-term yields were higher with 2-year yields up +34 bps, 5-year yields up +80 bps, 10-year yields up +68 bps, 30-year yields up +27 bps.

We believe that investor expectations for rebounding corporate revenues and earnings along with investor pursuit of higher yields led to increased demand for U.S. corporate credit securities. Long-term4 credit spreads5 trended lower through February 2021, then widened briefly in March 2021 before once again trending lower into the fiscal year. Further robust economic recovery and consumer/business spending helped drive average Intermediate-term option adjusted spreads (“OAS”)6 to 63 bps in comparison to comparable maturing Treasury securities by fiscal year from 94 bps at the beginning of the fiscal year7.

During the fiscal year, the Fund’s NAV underperformed the Bloomberg Long U.S. Corporate Bond Index8 by +59 bps. During the fiscal year, positive performance from relative sector overweight allocations to fixed income securities in energy, financials and materials sectors added to Fund performance while a relative underweighting to the communications, consumer staples and industrial sectors detracted from performance. The tracking difference between the Fund’s NAV and the combined Underlying Indexes return for the period was -72 bps, which is reflective of the Fund’s management fee (-22 bps), trading costs and fees (-36 bps), pricing differences (-5 bps), sector and security selection (-17 bps), yield curve positioning (+9 bps), and other factors (-1 bp).

[2]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year, and 30-year maturities.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[4]	Long-term bonds typically mature beyond 10 years.

[5]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[6]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[7]

Source: Bloomberg, in this analysis we are making a comparison between the difference of the Option Adjusted Spread of intermediate-term investment grade corporate bonds using data available on the Bloomberg U.S. Intermediate Corporate Bond Index as of October 31, 2020 – October 31, 2021.

[8]	Bloomberg Long U.S. Corporate Bond Index measures the performance of investment grade U.S. corporate bond market with bonds that have a maturity of more than ten years.

FLEXSHARES ANNUAL REPORT	51

FlexShares® High Yield	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Value-Scored Bond Index Fund Ticker:  HYGV

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	Fund Inception 7/17/2018

FlexShares High Yield Value-Scored US Bond Index Fund (Based on Net Asset Value)	13.38%	7.88%	7.22%

FlexShares High Yield Value-Scored US Bond Index Fund (Based on Market Price)	13.20%	7.91%	7.23%

Northern Trust High Yield Value-Scored US Corporate Bond IndexSM	14.14%	9.33%	8.59%

ICE BofA Merrill Lynch® US High Yield Index	10.74%	7.15%	6.56%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust High Yield Value-Scored US Corporate Bond IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a broad universe of US-dollar denominated high yield corporate bonds that seeks a higher total return than the overall high yield corporate bond market, as represented by the Northern Trust High Yield US Corporate Bond IndexSM (the “Parent Index”).1 The securities included in the Underlying Index are a subset of the securities included in the Parent Index. The Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and weight securities, subject to certain constraints, to optimize exposure to a proprietary value score, as determined by Northern Trust Investments, Inc. (“NTI”), acting in its capacity as index provider (“Index Provider”). As of October 31, 2021, there were 970 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the first half of the fiscal year ended October 31, 2021, fixed income investments moved higher as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. Quarterly Gross Domestic Product (GDP) as reported by the U.S. Bureau of Economic Analysis rebounded to 4.5% in the fourth quarter of 2020 followed by 6.3% and 6.7% in the first and second quarters of 2021. Emergence of the Delta variant of the COVID virus led to the

[1]	The Northern Trust High Yield US Corporate Bond IndexSM is a market capitalization weighted index comprised of U.S. dollar- denominated high yield corporate bonds.

52	FLEXSHARES ANNUAK REPORT

FlexShares® High Yield	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Value-Scored Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

reimposition of restrictions resulting in a slowdown of GDP to only 2.0% during the calendar third quarter of 2021.

The U.S. yield curve2 steepened in early calendar year 2021 as prospects for economic reopening with the pending distribution of COVID vaccines and the runoff elections for two senate seats in Georgia. Investors began to consider the positive impact on markets of the potential for additional fiscal stimulus with one party in control of the House, Senate and Executive Branch.

Short-term Treasury yields remained at low levels despite the Federal Reserve (Fed) statements indicating the possibility of decreasing the purchases of Treasury and Agency Mortgage Backed Securities (MBS) and the highest consumer price inflation in thirteen years. By the summer of 2021, yields were lower as increased infections from the COVID Delta variant weighed on economic growth outlooks.

By fiscal year-end, 1-month and 3-month Treasury yields were down a couple of basis points (bps)3, 1-year Treasury yields were unchanged, while intermediate- and long-term yields were higher with 2-year yields up +34 bps, 5-year yields up +80 bps, 10-year yields up +68 bps, 30-year yields up +27 bps.

High Yield4 credit spreads5 from the beginning of the fiscal year with a temporary retreat wider in during July and August when reinstitution of some economic shutdowns due to the COVID Delta variant raised investors’ uncertainty for corporate revenues and earnings. High Yield option adjusted spreads (“OAS”)6 of the ICE BofA US High Yield Index7 declined from 532 bps to 302 bps in early July 2021, then widened to 321 bps at the end of August 2021 and ended the fiscal year at 315 bps8. We believe the decline in credit spreads was linked to investors continuing search for income, robust economic growth supported by fiscal and monetary policy and lower credit defaults. The Moody’s Investor Services’ annual high yield default rate measure fell from 8.3% in October 2020 to 2.6% as of October 2021. Our analysis, based on increasing issuance of new supply, suggests that High Yield investments have benefitted from the post-COVID recovery and access to capital markets as the year-to-date through October 2021 total gross new issuance of U.S. high yield bonds totaled $462 billion, versus the then record of $450 billion issued in 2020 and the $399 billion issued in 20139.

For the 2021 fiscal year, the Fund’s NAV outperformed the ICE BofA Merrill Lynch US High Yield Index by +264 bps. Performance was driven primarily by security selection and sector allocations as the Fund’s quantitative strategy of identifying better value securities resulted in overweights to and better security selection in lower quality credits which, on average, outperformed higher quality credits during the fiscal year. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was -76 bps, which is reflective of the Fund’s management fee (-37 bps), trading costs and fees (-37 bps), pricing differences (-10 bps), yield curve positioning (-1 bps), sector allocation (-7 bps), security selection (+18 bps) and other factors (-2 bp).

[2]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year, and 30-year maturities.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[4]	High yield are fixed income securities that are rated in the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

[5]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[6]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[7]

The ICE BofA US High Yield Index is market capitalization weighted and is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market.

[8]

Source: Bloomberg, in this analysis we are making a comparison between the difference of the Option Adjusted Spread of long-term High Yield corporate bonds using data available on the ICE BofA US High Yield Index as of October 31, 2020 – October 31, 2021.

[9]	Source: JP Morgan, 2022 High Yield Bond and Leverage Loan Supply Outlook, November 12, 2021.

FLEXSHARES ANNUAL REPORT	53

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Ready Access Variable Income Fund Ticker:  RAVI

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	5 Year	Fund Inception 10/9/2012

FlexShares Ready Access Variable Income Fund (Based on Net Asset Value)	0.34%	1.90%	1.74%	1.32%

FlexShares Ready Access Variable Income Fund (Based on Market Price)	0.35%	1.89%	1.73%	1.32%

Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	0.05%	1.05%	1.09%	0.64%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.26% and the net expense ratio is 0.25%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks maximum current income consistent with the preservation of capital and liquidity. The Fund attempts to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in a non-diversified portfolio of fixed-income instruments, including bonds, debt securities and other similar instruments issued by U.S. and non-U.S. public and private sector entities. Such issuers include, without limitation, U.S. and non-U.S. governments and their agencies, instrumentalities or sponsored enterprises, U.S. state and local governments and U.S. and non-U.S. private-sector entities, such as corporations and banks. The average effective duration1, of the Fund will vary based on the Northern Trust Company Investment Policy Committee’s forecast for interest rates and will normally not exceed one year. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed two years.

During the first half of the fiscal year ended October 31, 2021, fixed income investments moved higher as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. Quarterly Gross Domestic Product (GDP) as reported by the U.S. Bureau of Economic Analysis rebounded to 4.5% in the fourth quarter of 2020 followed by 6.3% and 6.7% in the first and second quarters of 2021. Emergence of the Delta variant of the COVID virus led to the reimposition of restrictions resulting in a slowdown of GDP to only 2.0% during the calendar third quarter of 2021.

[1]

Average effective duration provides a measure of a fund’s interest-rate sensitivity and the longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Duration also gives an indication of how a fund’s NAV will change as interest rates change. A fund with a five- year duration would be expected to lose 5% of its NAV if interest rates rose by 1 percentage point, or gain 5%, if interest rates fell by 1 percentage point. Morningstar surveys fund companies for this information.

54	FLEXSHARES ANNUAK REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Ready Access Variable Income Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

The U.S. yield curve2 steepened in early calendar year 2021 as prospects for economic reopening with the pending distribution of COVID vaccines and the runoff elections for two senate seats in Georgia. Investors began to consider the positive impact on markets of the potential for additional fiscal stimulus with one party in control of the House, Senate and Executive Branch.

Short-term Treasury yields remained at low levels despite the Federal Reserve (Fed) statements indicating the possibility of decreasing the purchases of Treasury and Agency Mortgage Backed Securities (MBS) and the highest consumer price inflation in thirteen years. By the summer of 2021, yields were lower as increased infections from the COVID Delta variant weighed on economic growth outlooks.

By fiscal year-end, 1-month and 3-month Treasury yields were down a couple of basis points (bps)3, 1-year Treasury yields were unchanged, while intermediate- and long-term yields were higher with 2-year yields up +34 bps, 5-year yields up +80 bps, 10-year yields up +68 bps, 30-year yields up +27 bps.4

Short-term credit option adjusted spreads (“OAS”)5 were lower for the fiscal year. OAS for the Bloomberg U.S. Treasury Floating Rate Bond Index6 fell -14 bps and the OAS on the Bloomberg 0-3 Year Corporate Index7 was -6 bps lower. Treasury Bill (T-Bill) yields remained near zero for the fiscal year as 1-month and 3-month T-Bills averaged yields of only 0.04%, while 6-month T-Bills averaged yields of 0.05% for the fiscal year8. Our contention is that investor demand for yield likely drove the tightening of corporate credit OAS as investors sought higher yields for current income.

For the 2021 fiscal year, the Fund’s NAV outperformed its market benchmark, the Bloomberg 1-3 Month U.S. Treasury Bill Index, by +29 bps. With short-term Treasury yields remaining historically low, the Fund’s portfolio was weighted towards corporate and asset-backed securities versus Treasuries. Higher average yield from lengthening the fund’s overall duration, the above-mentioned sector allocations and overall security selection drove outperformance. The Fund’s average effective duration, however, detracted from performance due to the increasing of the Treasury yield curve.

[2]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year, and 30-year maturities.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[4]

Bloomberg, In this analysis we are making a comparison between the difference in the yield rates of the 1-month, 3-month, 1-year, 2-year, 5-year, 10-year and 30-year maturities using data available as of October 31, 2020 and October 31, 2021.

[5]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[6]	The Bloomberg U.S. Treasury Floating Rate Bond Index (BUSYFL) is a rules-based, market value-weighted index engineered to measure the performance of floating rate U.S. Treasury bonds.

[7]

The Bloomberg Barclays U.S. 0-3 Year Corporate Bond Index contains fixed-rate, investment-grade US Dollar-denominated bonds from industrial, utility and financial issuers only that have a maturity of less than three years.

[8]

Source: Bloomberg, In this analysis we are making a comparison between the difference in the OAS of the Bloomberg U.S. Treasury Floating Rate Bond Index, Bloomberg 0-3 Year Corporate Index, 1-month T-bills, 3-month T-bills maturities using data available as of October 31, 2020 and October 31, 2021.

FLEXSHARES ANNUAL REPORT	55

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Core Select Bond Fund Ticker:  BNDC

CUMULATIVE PERFORMANCE

Through October 31, 2021

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2021

	1 Year	3 Year	Fund Inception 11/18/2016

FlexShares Core Select Bond Fund (Based on Net Asset Value)	0.26%	6.01%	3.61%

FlexShares Core Select Bond Fund (Based on Market Price)	0.30%	5.99%	3.63%

Bloomberg U.S. Aggregate Bond Index	-0.48%	5.63%	3.62%

All data as of 10/31/21. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2022. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.58% and the net expense ratio is 0.35%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks total return and preservation of capital. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated investment-grade fixed-income securities either directly or indirectly through exchange-traded funds (“ETFs”) and other registered investment companies (together with ETFs, “Underlying Funds”). The Fund primarily invests in fixed-rate securities of varying maturities, including bonds, debt securities and other similar instruments issued by U.S. public and U.S and non-U.S. private sector entities. Such issuers include, without limitation, U.S. governments and their agencies, instrumentalities or sponsored enterprises, and U.S. and non-U.S. private-sector entities, such as corporations and banks. The Fund may invest in fixed income securities of any maturity.

The Fund seeks to provide attractive risk-adjusted performance by investing in a portfolio of fixed-income securities that is designed to achieve optimal potential for total return after considering various sources of investment risk. The Fund adjusts its allocations to securities based on Northern Trust Investment Inc.’s (“NTI”) assessment of potential changes in interest rate levels, the shape of the yield curve2 and credit spread relationships, which is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality. The Fund also seeks to balance the potential for return and risk while emphasizing liquidity and diversification across a spectrum of U.S. dollar-denominated investment-grade fixed income securities.

During the first half of the fiscal year ended October 31, 2021, fixed income investments moved higher as news about the COVID-19 (“COVID”) vaccine advancements were viewed by investors as a catalyst for a potential economic recovery. Quarterly Gross Domestic Product (GDP) as reported by the U.S. Bureau of Economic Analysis rebounded

[2]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year, and 30-year maturities.

56	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Core Select Bond Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

to 4.5% in the fourth quarter of 2020 followed by 6.3% and 6.7% in the first and second quarters of 2021. Emergence of the Delta variant of the COVID virus led to the reimposition of restrictions resulting in a slowdown of GDP to only 2.0% during the calendar third quarter of 2021.

The U.S. yield curve steepened in early calendar year 2021 as prospects for economic reopening with the pending distribution of COVID vaccines and the runoff elections for two senate seats in Georgia. Investors began to consider the positive impact on markets of the potential for additional fiscal stimulus with one party in control of the House, Senate and Executive Branch.

Short-term Treasury yields remained at low levels despite the Federal Reserve (Fed) statements indicating the possibility of decreasing the purchases of Treasury and Agency Mortgage Backed Securities (MBS) and the highest consumer price inflation in thirteen years. By the summer of 2021, yields were lower as increased infections from the COVID Delta variant weighed on economic growth outlooks.

By fiscal year-end, 1-month and 3-month Treasury yields were down a couple of basis points (bps)3, 1-year Treasury yields were unchanged, while intermediate- and long-term yields were higher with 2-year yields up +34 bps, 5-year yields up +80 bps, 10-year yields up +68 bps, 30-year yields up +27 bps.4

Prompted by lower interest rates, refinancing activity, housing sales and mortgage applications began to surge April 2020, as average 30-year mortgage rates (Freddie Mac Index) raised slightly from 2.81% to 3.14% during the fiscal year5. Powered by robust demand and low mortgage rates, existing home sales managed a 16.3% increase for the twelve months following September

20206, while new housing starts increased 15.3% for the fiscal year7.

We believe that investor expectations for rebounding corporate revenues and earnings along with investor pursuit of higher yields led to increased demand for U.S. corporate credit securities. Intermediate-term8 credit spreads trended lower through February 2021, then widened briefly in March 2021 before once again trending lower into the fiscal year. Further robust economic recovery and consumer/business spending helped drive average Intermediate-term option adjusted spreads (“OAS”)9 to 63 bps in comparison to comparable maturing Treasury securities by fiscal year from 94 bps at the beginning of the fiscal year.10

At the beginning of the fiscal year, the Fund, in comparison to the Bloomberg U.S. Aggregate Bond Index, was generally positioned with an underweight to U.S. Treasuries, a slight overweight to mortgage backed securities (MBS) and an overweight to corporate fixed income on our expectations for positive economic growth and corporate earnings during the ongoing COVID reopening which was being fueled by fiscal and monetary support and the potential positive impacts of soon to be available COVID vaccines. During the first quarter of the fiscal year, the slight overweight to MBS was reduced to a slight underweight due to what we believed was the investment risk related to increased prepayments and interest rate volatility and we invested in U.S. Treasuries. Over the balance of the fiscal year, due to interest rate volatility and the on-going economic recovery as COVID vaccines boosted consumer and business spending, the overweight to corporate securities was steadily increased and we decreased exposures to both MBS and Treasuries. Duration11 positioning was generally slightly longer versus the Bloomberg U.S. Aggregate Bond

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[4]

Bloomberg, In this analysis we are making a comparison between the difference in the yield rates of the 1-month, 3-month, 1-year, 2-year, 5-year, 10-year and 30-year maturities using data available as of October 31, 2020 and October 31, 2021.

[5]	Source: Bloomberg. Federal Home Loan Mortgage Corp. Primary Mortgage Market Survey. October 31, 2020 through November 1, 2021.

[6]	Source: Bloomberg. National Association of Realtors, US Existing Homes Sales, September 30, 2020 through September 30, 2021.

[7]	Source: Bloomberg. U.S. Census Bureau, US New Privately Owned Housing Units Started, October 31, 2020 through October 31, 2021.
[8]	Intermediate-term bonds typically mature between 3 – 10 years.

[9]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[10]

Source: Bloomberg, in this analysis we are making a comparison between the difference of the Option Adjusted Spread of intermediate-term investment grade corporate bonds using data available on the Bloomberg U.S. Intermediate Corporate Bond Index as of October 31, 2020 – October 31, 2021.

[11]	Duration is how sensitive a fixed income investment is to a change in interest rates and is expressed as a number of years – the higher the number the more volatile would be the expected change.

FLEXSHARES ANNUAL REPORT	57

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Core Select Bond Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Index12 during the fiscal year, providing a positive contribution to overall Fund performance. The difference in the credit spread between various U.S. investment grade-corporate credit narrowed substantially during the fiscal year which also contributed to the Fund’s positive relative performance. The steepening of the Treasury yield curve had a negative impact on the Fund’s returns.

For the 2021 fiscal year, the Fund’s NAV outperformed its market benchmark, the Bloomberg U.S. Aggregate Bond Index, by +74 bps. While the slightly longer overall duration of the fund detracted from performance due to steepening of the Treasury yield curve, portfolio manager security selection and an overweight to long-term corporate credits along with an underweight to MBS and Treasuries all contributed to excess returns versus the Fund’s market benchmark.

[12]	The Bloomberg Barclays Aggregate Bond Index broadly tracks the U.S. investment-grade bond market.

58	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Statements of Assets and Liabilities October 31, 2021

	FlexShares® US Quality Low Volatility Index Fund	FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund	FlexShares® Emerging Markets Quality Low Volatility Index Fund	FlexShares® Morningstar US Market Factor Tilt Index Fund

ASSETS
Securities, at cost	$129,983,210	$67,222,791	$14,649,196	$931,783,626
Affiliate securities, at cost	—	—	—	556,713
Securities Lending Reinvestments, at cost	—	—	—	156,227,116

Securities, at value†	160,818,791	74,810,927	15,685,907	1,713,847,642
Affiliate securities, at value	—	—	—	902,375
Securities Lending Reinvestments, at value	—	—	—	156,227,160
Cash	193,668	93,526	14,790	11,148,150
Cash segregated at broker*	—	57,385	27,161	333,884
Foreign cash††	—	73,520	154,891	—
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	14,802	2	—
Receivables:
Dividends and interest	97,556	359,374	8,994	834,924
Securities lending income	—	467	—	24,254
Capital shares issued	—	—	—	—
Investment adviser	15	19	4,008	699
Securities sold	—	62,698	1,609	—
Variation margin on futures contracts	8,541	4,500	—	447,358

Total Assets	161,118,571	75,477,218	15,897,362	1,883,766,446

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	9,585	—	—
Due to brokers	8,058	—	—	—
Payables:
Cash collateral received from securities loaned	—	—	—	156,227,373
Deferred compensation (Note 7)	5,307	3,155	548	146,844
Investment advisory fees (Note 4)	28,469	21,359	5,377	357,576
Trustee fees (Note 7)	845	464	88	9,427
Securities purchased	—	—	—	—
Deferred non-US capital gains taxes	—	—	45,878	—
Due to Authorized Participant	—	62,698	—	—
Variation margin on futures contracts	—	—	1,780	—
Capital shares redeemed	—	—	—	1,708
Other	1,400	9,000	—	4,500

Total Liabilities	44,079	106,261	53,671	156,747,428

Net Assets	$161,074,492	$75,370,957	$15,843,691	$1,727,019,018

NET ASSETS CONSIST OF:
Paid-in capital	$130,969,714	$67,935,051	$15,170,847	$958,017,061
Distributable earnings (loss)	30,104,778	7,435,906	672,844	769,001,957

Net Assets	$161,074,492	$75,370,957	$15,843,691	$1,727,019,018

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	2,950,001	2,700,001	600,001	9,650,001
Net Asset Value	$54.60	$27.92	$26.41	$178.97

† Securities on loan, at value	$—	$—	$—	$202,123,212
†† Cost of foreign cash	$—	$73,033	$156,154	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	59

Statements of Assets and Liabilities (cont.)

	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	FlexShares® US Quality Large Cap Index Fund	FlexShares® STOXX® US ESG Select Index Fund

ASSETS
Securities, at cost	$501,167,692	$273,639,114	$111,180,900	$149,948,638
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	13,300,695	2,781,579	109,616	—

Securities, at value†	635,693,157	332,495,145	142,459,103	190,347,988
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	13,300,695	2,781,579	109,616	—
Cash	3,780,766	855,389	1,706,610	954,991
Cash segregated at broker*	1,404,389	198,374	196,726	156,710
Foreign cash††	3,447,840	1,540,099	—	—
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	59,353	12,559	—	—
Receivables:
Dividends and interest	4,184,780	390,387	112,370	202,607
Securities lending income	35,297	15,388	558	98
Capital shares issued	—	—	—	—
Investment adviser	—	36	—	82
Securities sold	456,534	112,851	—	—
Variation margin on futures contracts	104,221	—	46,837	39,500

Total Assets	662,467,032	338,401,807	144,631,820	191,701,976

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	182,098	3,323	—	—
Due to brokers	—	—	—	—
Payables:
Cash collateral received from securities loaned	13,300,695	2,781,579	109,616	—
Deferred compensation (Note 7)	86,420	43,252	5,466	6,573
Investment advisory fees (Note 4)	220,932	168,076	38,281	50,258
Trustee fees (Note 7)	3,689	1,851	708	1,000
Securities purchased	—	192	—	—
Deferred non-US capital gains taxes	—	929,952	—	—
Due to Authorized Participant	7,705	—	—	—
Variation margin on futures contracts	—	51,587	—	—
Capital shares redeemed	—	—	—	—
Other	27,000	50,000	2,500	1,400

Total Liabilities	13,828,539	4,029,812	156,571	59,231

Net Assets	$648,638,493	$334,371,995	$144,475,249	$191,642,745

NET ASSETS CONSIST OF:
Paid-in capital	$623,021,119	$330,576,703	$115,286,841	$153,299,069
Distributable earnings (loss)	25,617,374	3,795,292	29,188,408	38,343,676

Net Assets	$648,638,493	$334,371,995	$144,475,249	$191,642,745

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	8,800,001	5,500,001	2,875,001	1,700,001
Net Asset Value	$73.71	$60.79	$50.25	$112.73

† Securities on loan, at value	$66,431,697	$11,156,681	$3,078,424	$1,207,643
†† Cost of foreign cash	$3,429,679	$1,547,215	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

60	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® STOXX® Global ESG Select Index Fund	FlexShares® ESG & Climate US Large Cap Core Index Fund	FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	FlexShares® Morningstar Global Upstream Natural Resources Index Fund

ASSETS
Securities, at cost	$130,424,244	$2,481,514	$5,003,305	$4,901,271,932
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	1,234,053	—	—	60,798,497

Securities, at value†	181,693,556	2,647,456	5,108,626	6,019,017,379
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	1,234,053	—	—	60,798,546
Cash	987,683	20,094	3,644	26,387,049
Cash segregated at broker*	381,475	—	—	3,059,528
Foreign cash††	2,309,088	—	7,799	5,517,883
Restricted cash**	—	—	—	474,734
Due from Authorized Participant	—	—	—	27,303,600
Unrealized appreciation on forward foreign currency contracts	27,020	—	510	1,209,027
Receivables:
Dividends and interest	318,302	1,873	11,322	4,115,273
Securities lending income	1,127	—	—	35,362
Capital shares issued	—	—	—	19,332,095
Investment adviser	—	2	4	—
Securities sold	46,567	—	4,794	—
Variation margin on futures contracts	55,187	1,240	—	768,666

Total Assets	187,054,058	2,670,665	5,136,699	6,168,019,142

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	16,181	—	1,857	814,670
Due to brokers	—	978	—	—
Payables:
Cash collateral received from securities loaned	1,234,053	—	—	60,798,887
Deferred compensation (Note 7)	7,999	—	—	512,673
Investment advisory fees (Note 4)	64,364	196	513	2,360,112
Trustee fees (Note 7)	987	5	10	30,794
Securities purchased	—	—	15,259	49,738,533
Deferred non-US capital gains taxes	—	—	—	537,973
Due to Authorized Participant	—	—	—	474,734
Variation margin on futures contracts	—	—	—	—
Capital shares redeemed	—	—	—	—
Other	13,000	—	—	40,500

Total Liabilities	1,336,584	1,179	17,639	115,308,876

Net Assets	$185,717,474	$2,669,486	$5,119,060	$6,052,710,266

NET ASSETS CONSIST OF:
Paid-in capital	$135,740,847	$2,500,000	$5,000,171	$6,011,428,653
Distributable earnings (loss)	49,976,627	169,486	118,889	41,281,613

Net Assets	$185,717,474	$2,669,486	$5,119,060	$6,052,710,266

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	1,250,001	50,000	100,000	156,550,001
Net Asset Value	$148.57	$53.39	$51.19	$38.66

† Securities on loan, at value	$6,129,923	$—	$—	$303,788,929
†† Cost of foreign cash	$2,318,405	$—	$7,774	$5,450,348

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	61

Statements of Assets and Liabilities (cont.)

	FlexShares® STOXX® Global Broad Infrastructure Index Fund	FlexShares® Global Quality Real Estate Index Fund	FlexShares® Real Assets Allocation Index Fund	FlexShares® Quality Dividend Index Fund

ASSETS
Securities, at cost	$2,273,516,071	$341,555,980	$—	$1,244,426,037
Affiliate securities, at cost	—	—	29,129,334	—
Securities Lending Reinvestments, at cost	32,219,867	11,192,491	—	93,371,909

Securities, at value†	2,621,193,595	414,269,818	—	1,632,826,679
Affiliate securities, at value	—	—	30,290,663	—
Securities Lending Reinvestments, at value	32,219,867	11,192,491	—	93,371,945
Cash	10,504,965	2,711,966	11,264	7,342,515
Cash segregated at broker*	1,784,432	522,784	—	371,176
Foreign cash††	7,322,870	1,672,479	—	—
Restricted cash**	—	154,896	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	265,525	8,285	—	—
Receivables:
Dividends and interest	5,657,562	565,367	—	2,348,886
Securities lending income	19,179	6,385	—	9,864
Capital shares issued	—	—	—	—
Investment adviser	—	—	8	—
Securities sold	—	5,411,213	5,105,345	—
Variation margin on futures contracts	429,765	122,323	—	329,859

Total Assets	2,679,397,760	436,638,007	35,407,280	1,736,600,924

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	516,358	14,213	—	—
Due to brokers	—	—	—	—
Payables:
Cash collateral received from securities loaned	32,219,867	11,192,491	—	93,372,067
Deferred compensation (Note 7)	147,528	27,848	716	164,421
Investment advisory fees (Note 4)	1,057,867	155,405	3,532	505,944
Trustee fees (Note 7)	14,936	2,156	132	9,012
Securities purchased	199	6,487,615	5,103,214	—
Deferred non-US capital gains taxes	1,506,939	—	—	—
Due to Authorized Participant	—	154,896	—	—
Variation margin on futures contracts	—	—	—	—
Capital shares redeemed	—	—	—	—
Other	28,000	6,000	—	4,600

Total Liabilities	35,491,694	18,040,624	5,107,594	94,056,044

Net Assets	$2,643,906,066	$418,597,383	$30,299,686	$1,642,544,880

NET ASSETS CONSIST OF:
Paid-in capital	$2,418,455,815	$369,238,075	$29,319,351	$1,256,408,503
Distributable earnings (loss)	225,450,251	49,359,308	980,335	386,136,377

Net Assets	$2,643,906,066	$418,597,383	$30,299,686	$1,642,544,880

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	45,800,001	5,950,001	900,001	28,150,001
Net Asset Value	$57.73	$70.35	$33.67	$58.35

† Securities on loan, at value	$170,013,630	$35,762,241	$—	$130,499,879
†† Cost of foreign cash	$7,278,947	$1,667,366	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

62	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® Quality Dividend Defensive Index Fund	FlexShares® Quality Dividend Dynamic Index Fund	FlexShares® International Quality Dividend Index Fund	FlexShares® International Quality Dividend Defensive Index Fund

ASSETS
Securities, at cost	$348,365,863	$16,426,689	$536,863,658	$62,598,237
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	23,597,323	275,181	17,256,554	1,625,153

Securities, at value†	445,185,932	21,704,940	598,831,553	70,227,191
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	23,597,323	275,181	17,256,554	1,625,153
Cash	2,093,272	139,128	7,623,826	—
Cash segregated at broker*	263,859	33,413	1,559,620	118,993
Foreign cash††	—	—	5,384,173	1,165,489
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	161,905	18,838
Receivables:
Dividends and interest	597,527	31,686	3,035,015	363,423
Securities lending income	1,732	114	14,143	4,583
Capital shares issued	—	—	—	—
Investment adviser	—	—	—	—
Securities sold	13,619	494	—	1,739
Variation margin on futures contracts	99,046	9,470	10,222	—

Total Assets	471,852,310	22,194,426	633,877,011	73,525,409

LIABILITIES
Cash overdraft	—	—	—	343,136
Unrealized depreciation on forward foreign currency contracts	—	—	259,228	5,317
Due to brokers	—	—	—	—
Payables:
Cash collateral received from securities loaned	23,597,323	275,181	17,256,554	1,625,153
Deferred compensation (Note 7)	39,488	5,915	68,793	9,222
Investment advisory fees (Note 4)	138,435	6,760	243,849	28,490
Trustee fees (Note 7)	2,609	116	3,424	411
Securities purchased	—	—	—	—
Deferred non-US capital gains taxes	—	—	29,760	38,404
Due to Authorized Participant	13,619	—	—	—
Variation margin on futures contracts	—	—	—	16,685
Capital shares redeemed	—	—	—	—
Other	2,850	1,450	8,500	—

Total Liabilities	23,794,324	289,422	17,870,108	2,066,818

Net Assets	$448,057,986	$21,905,004	$616,006,903	$71,458,591

NET ASSETS CONSIST OF:
Paid-in capital	$369,065,744	$16,666,681	$696,788,350	$86,812,818
Distributable earnings (loss)	78,992,242	5,238,323	(80,781,447)	(15,354,227)

Net Assets	$448,057,986	$21,905,004	$616,006,903	$71,458,591

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	8,000,001	350,001	23,900,001	3,000,001
Net Asset Value	$56.01	$62.59	$25.77	$23.82

† Securities on loan, at value	$26,242,817	$1,303,514	$49,192,786	$4,373,582
†† Cost of foreign cash	$—	$—	$5,436,548	$1,166,444

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	63

Statements of Assets and Liabilities (cont.)

	FlexShares® International Quality Dividend Dynamic Index Fund	FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund	FlexShares® Disciplined Duration MBS Index Fund

ASSETS
Securities, at cost	$69,384,303	$1,382,590,520	$673,518,839	$108,150,831
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	1,136,015	3,852,300	2,318,500	—

Securities, at value†	74,373,093	1,435,507,055	713,145,586	108,374,947
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	1,136,015	3,852,300	2,318,500	—
Cash	768,294	614,235	210,451	23,089,126
Cash segregated at broker*	139,565	—	—	—
Foreign cash††	502,772	—	—	—
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	12,173	—	—	—
Receivables:
Dividends and interest	295,667	1,941,648	1,114,596	242,976
Securities lending income	3,069	3,975	4,760	—
Capital shares issued	—	9,229,507	2,801,018	1,171,289
Investment adviser	15	—	46,177	20
Securities sold	—	—	147,776	1,308,594
Variation margin on futures contracts	—	—	—	—

Total Assets	77,230,663	1,451,148,720	719,788,864	134,186,952

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	8,111	—	—	—
Due to brokers	—	—	—	—
Payables:
Cash collateral received from securities loaned	1,136,015	3,852,300	2,318,500	—
Deferred compensation (Note 7)	5,322	245,449	88,075	6,656
Investment advisory fees (Note 4)	29,955	224,787	107,357	18,720
Trustee fees (Note 7)	369	8,075	3,773	618
Securities purchased	—	9,233,690	2,791,850	22,917,770
Deferred non-US capital gains taxes	60,290	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	8,904	—	—	—
Capital shares redeemed	—	—	—	—
Other	7,000	—	—	400

Total Liabilities	1,255,966	13,564,301	5,309,555	22,944,164

Net Assets	$75,974,697	$1,437,584,419	$714,479,309	$111,242,788

NET ASSETS CONSIST OF:
Paid-in capital	$83,958,798	$1,424,702,548	$676,790,422	$115,051,750
Distributable earnings (loss)	(7,984,101)	12,881,871	37,688,887	(3,808,962)

Net Assets	$75,974,697	$1,437,584,419	$714,479,309	$111,242,788

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	2,500,001	54,504,000	25,500,001	4,750,001
Net Asset Value	$30.39	$26.38	$28.02	$23.42

† Securities on loan, at value	$5,094,637	$46,120,662	$117,675,275	$—
†† Cost of foreign cash	$500,272	$—	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

64	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® Credit-Scored US Corporate Bond Index Fund	FlexShares® Credit-Scored US Long Corporate Bond Index Fund	FlexShares® High Yield Value- Scored Bond Index Fund	FlexShares® ESG & Climate High Yield Corporate Core Index Fund

ASSETS
Securities, at cost	$307,178,946	$57,536,998	$567,263,956	$49,230,381
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	—	—	—	—

Securities, at value†	308,335,995	59,393,212	567,330,749	48,820,616
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	—	—	—	—
Cash	7,713,570	695,512	5,781,772	813,016
Cash segregated at broker*	—	—	—	—
Foreign cash††	—	—	—	—
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivables:
Dividends and interest	2,474,276	546,113	9,326,970	684,320
Securities lending income	—	—	—	—
Capital shares issued	—	3,042,319	—	—
Investment adviser	195	9	447	40
Securities sold	12,711,009	2,009,742	46,611,650	947,703
Variation margin on futures contracts	—	—	—	—

Total Assets	331,235,045	65,686,907	629,051,588	51,265,695

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Due to brokers	—	—	—	—
Payables:
Cash collateral received from securities loaned	—	—	—	—
Deferred compensation (Note 7)	13,781	3,171	9,415	—
Investment advisory fees (Note 4)	58,694	10,713	172,578	9,725
Trustee fees (Note 7)	1,711	317	2,381	94
Securities purchased	15,418,380	4,818,129	53,673,014	1,489,241
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	—	—	—	—
Capital shares redeemed	—	—	—	—
Other	2,500	—	10,500	—

Total Liabilities	15,495,066	4,832,330	53,867,888	1,499,060

Net Assets	$315,739,979	$60,854,577	$575,183,700	$49,766,635

NET ASSETS CONSIST OF:
Paid-in capital	$311,857,929	$57,927,253	$568,874,928	$49,983,980
Distributable earnings (loss)	3,882,050	2,927,324	6,308,772	(217,345)

Net Assets	$315,739,979	$60,854,577	$575,183,700	$49,766,635

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	5,900,001	1,000,001	11,600,001	1,000,000
Net Asset Value	$53.52	$60.85	$49.58	$49.77

† Securities on loan, at value	$—	$—	$—	$—
†† Cost of foreign cash	$—	$—	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	65

Statements of Assets and Liabilities (cont.)

	FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund	FlexShares® Ready Access Variable Income Fund	FlexShares® Core Select Bond Fund

ASSETS
Securities, at cost	$48,648,615	$372,603,823	$65,497,186
Affiliate securities, at cost	—	—	60,517,810
Securities Lending Reinvestments, at cost	—	—	—

Securities, at value†	47,966,046	373,249,774	65,841,943
Affiliate securities, at value	—	—	60,579,157
Securities Lending Reinvestments, at value	—	—	—
Cash	1,086,217	1,002,915	113,319
Cash segregated at broker*	—	—	—
Foreign cash††	—	—	—
Restricted cash**	—	—	—
Due from Authorized Participant	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Receivables:
Dividends and interest	378,674	1,097,470	—
Securities lending income	—	—	—
Capital shares issued	—	—	3,277,706
Investment adviser	38	—	40
Securities sold	1,275,399	—	—
Variation margin on futures contracts	—	—	—

Total Assets	50,706,374	375,350,159	129,812,165

LIABILITIES
Cash overdraft	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Due to brokers	—	—	—
Payables:
Cash collateral received from securities loaned	—	—	—
Deferred compensation (Note 7)	—	29,507	5,535
Investment advisory fees (Note 4)	5,005	79,820	22,490
Trustee fees (Note 7)	92	2,266	676
Securities purchased	1,354,221	898,902	3,266,496
Deferred non-US capital gains taxes	—	—	—
Due to Authorized Participant	—	—	—
Variation margin on futures contracts	—	—	—
Capital shares redeemed	—	—	—
Other	—	525	—

Total Liabilities	1,359,318	1,011,020	3,295,197

Net Assets	$49,347,056	$374,339,139	$126,516,968

NET ASSETS CONSIST OF:
Paid-in capital	$49,995,317	$372,684,906	$127,353,019
Distributable earnings (loss)	(648,261)	1,654,233	(836,051)

Net Assets	$49,347,056	$374,339,139	$126,516,968

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	1,000,000	4,925,001	4,825,001
Net Asset Value	$49.35	$76.01	$26.22

† Securities on loan, at value	$—	$—	$—
†† Cost of foreign cash	$—	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

66	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Statements of Operations

For the year ended October 31, 2021

	FlexShares® US Quality Low Volatility Index Fund	FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund	FlexShares® Emerging Markets Quality Low Volatility Index Fund	FlexShares® Morningstar US Market Factor Tilt Index Fund

INVESTMENT INCOME
Dividend income	$1,960,410	$2,694,925	$502,286	$24,175,508
Income from non-cash dividends	—	—	—	—
Dividend income received from affiliate	—	—	—	21,094
Interest income	27	—	—	—
Securities lending income (net of fees) (Note 2)	2,616	6,328	12	339,509
Foreign withholding tax on dividends	(3,739)	(204,616)	(57,825)	(15,742)
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	1,959,314	2,496,637	444,473	24,520,369

EXPENSES
Deferred compensation (Note 7)	4,266	2,537	450	47,741
Investment advisory fees	308,386	265,648	59,572	3,969,352
Trustee fees (Note 7)	8,674	5,186	946	98,625
Other expenses (Note 4)	—	—	—	1,194

Total Gross Expenses Before Fees Reimbursed	321,326	273,371	60,968	4,116,912

Less:
Investment advisory fees reimbursed (Note 4)	(5,703)	(3,428)	(633)	(64,277)

Total Net Expenses	315,623	269,943	60,335	4,052,635

Net Investment Income (Loss)	1,643,691	2,226,694	384,138	20,467,734

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	22,960
Transactions in investment securities	(132,822)	1,234,397	175,858 (1)	58,792,001
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	9,882,528	2,677,721	—	63,250,899
Expiration or closing of futures contracts	127,448	148,680	31,848	3,657,774
Settlement of forward foreign currency contracts	—	4,409	(141)	—
Foreign currency transactions	—	(4,971)	(3,348)	—

Net Realized Gain (Loss)	9,877,154	4,060,236	204,217	125,723,634

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	29,471,830	8,894,027	673,724 (2)	435,676,544 (3)
Securities lending	—	—	—	(2,159)
Futures contracts	14,590	34,155	(3,337)	629,382
Forward foreign currency contracts	—	3,496	2	—
Translation of other assets and liabilities denominated in foreign currencies	—	(7,171)	(1,228)	—

Net Change in Unrealized Appreciation (Depreciation)	29,486,420	8,924,507	669,161	436,303,767

Net Realized and Unrealized Gain (Loss)	39,363,574	12,984,743	873,378	562,027,401

Net Increase (Decrease) in Net Assets Resulting from Operations	$41,007,265	$15,211,437	$1,257,516	$582,495,135

(1)	Net of non-US capital gains tax of $(25,485).

(2)	Net of deferred non-US capital gains tax of $45,878.

(3)	Includes $305,597 change in unrealized appreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	67

Statements of Operations (cont.)

	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	FlexShares® US Quality Large Cap Index Fund	FlexShares® STOXX® US ESG Select Index Fund

INVESTMENT INCOME
Dividend income	$17,900,240	$10,486,939	$1,509,720	$2,577,452
Income from non-cash dividends	1,277,437	—	—	—
Dividend income received from affiliate	—	—	—	—
Interest income	865	742	—	—
Securities lending income (net of fees) (Note 2)	487,288	215,163	5,694	4,318
Foreign withholding tax on dividends	(1,845,334)	(1,240,737)	—	—
Foreign withholding tax on interest	—	(11)	—	—

Total Investment Income	17,820,496	9,462,096	1,515,414	2,581,770

EXPENSES
Deferred compensation (Note 7)	19,403	9,214	2,932	4,671
Investment advisory fees	2,461,755	1,821,138	337,429	521,784
Trustee fees (Note 7)	38,193	19,072	6,451	10,278
Other expenses (Note 4)	—	—	—	—

Total Gross Expenses Before Fees Reimbursed	2,519,351	1,849,424	346,812	536,733

Less:
Investment advisory fees reimbursed (Note 4)	(23,722)	(11,515)	(3,807)	(6,351)

Total Net Expenses	2,495,629	1,837,909	343,005	530,382

Net Investment Income (Loss)	15,324,867	7,624,187	1,172,409	2,051,388

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	—
Transactions in investment securities	4,224,755	25,155,105	1,011,876	781,888
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	14,065,818	—	4,606,626	24,349,402
Expiration or closing of futures contracts	3,673,620	659,219	202,390	364,068
Settlement of forward foreign currency contracts	(76,242)	41,019	—	—
Foreign currency transactions	(31,061)	(243,994)	—	—

Net Realized Gain (Loss)	21,856,890	25,611,349	5,820,892	25,495,358

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	151,750,323	31,299,941 (1)	26,066,559	24,881,088
Securities lending	—	—	—	—
Futures contracts	696,497	(104,240)	59,805	54,699
Forward foreign currency contracts	(62,544)	(2,980)	—	—
Translation of other assets and liabilities denominated in foreign currencies	(81,348)	(15,948)	—	—

Net Change in Unrealized Appreciation (Depreciation)	152,302,928	31,176,773	26,126,364	24,935,787

Net Realized and Unrealized Gain (Loss)	174,159,818	56,788,122	31,947,256	50,431,145

Net Increase (Decrease) in Net Assets Resulting from Operations	$189,484,685	$64,412,309	$33,119,665	$52,482,533

(1)	Net of deferred non-US capital gains tax of $929,952.

See Accompanying Notes to the Financial Statements.

68	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® STOXX® Global ESG Select Index Fund	FlexShares® ESG & Climate US Large Cap Core Index Fund		FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund		FlexShares® Morningstar Global Upstream Natural Resources Index Fund
		September 20, 2021* through October 31, 2021		September 20, 2021* through October 31, 2021

INVESTMENT INCOME
Dividend income	$3,097,926	$3,110		$16,628		$220,259,352
Income from non-cash dividends	228,654	—		—		—
Dividend income received from affiliate	—	—		—		—
Interest income	226	—		—		—
Securities lending income (net of fees) (Note 2)	12,548	—		—		1,266,543
Foreign withholding tax on dividends	(190,869)	—		(146)		(10,289,688)
Foreign withholding tax on interest	—	—		—		—

Total Investment Income	3,148,485	3,110		16,482		211,236,207

EXPENSES
Deferred compensation (Note 7)	4,747	(2	)(1)	(5	)(1)	135,136
Investment advisory fees	683,660	257		679		21,980,412
Trustee fees (Note 7)	10,055	19		38		296,195
Other expenses (Note 4)	—	—		—		—

Total Gross Expenses Before Fees Reimbursed	698,462	274		712		22,411,743

Less:
Investment advisory fees reimbursed (Note 4)	(6,018)	(2)		(5)		(172,689)

Total Net Expenses	692,444	272		707		22,239,054

Net Investment Income (Loss)	2,456,041	2,838		15,775		188,997,153

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—		—		—
Transactions in investment securities	3,079,204	(534)		(948)		(113,074,043	)(2)
In-kind redemptions on investments in affiliated securities	—	—		—		—
In-kind redemptions on investments in securities	10,142,935	—		—		31,786,733
Expiration or closing of futures contracts	566,309	—		—		9,279,717
Settlement of forward foreign currency contracts	(4,109)	—		—		72,141
Foreign currency transactions	10,909	—		171		31,107

Net Realized Gain (Loss)	13,795,248	(534)		(777)		(71,904,345)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	34,407,734	165,942		105,321		1,407,033,411	(3)
Securities lending	—	—		—		(991)
Futures contracts	96,635	1,240		—		1,659,537
Forward foreign currency contracts	7,708	—		(1,347)		318,711
Translation of other assets and liabilities denominated in foreign currencies	(13,347)	—		(83)		35,353

Net Change in Unrealized Appreciation (Depreciation)	34,498,730	167,182		103,891		1,409,046,021

Net Realized and Unrealized Gain (Loss)	48,293,978	166,648		103,114		1,337,141,676

Net Increase (Decrease) in Net Assets Resulting from Operations	$50,750,019	$169,486		$118,889		$1,526,138,829

*	Commencement of investment operations.

(1)	The deferred compensation expense reflects the periodic adjustment of the performance of the investment options selected by the Trustees.

(2)	Net of non-US capital gains tax of $(26,615).

(3)	Net of deferred non-US capital gains tax of $537,973.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	69

Statements of Operations (cont.)

	FlexShares® STOXX® Global Broad Infrastructure Index Fund		FlexShares® Global Quality Real Estate Index Fund	FlexShares® Real Assets Allocation Index Fund		FlexShares® Quality Dividend Index Fund

INVESTMENT INCOME
Dividend income	$78,083,218		$9,362,454	$—		$38,558,474
Income from non-cash dividends	—		—	—		—
Dividend income received from affiliate	—		—	397,829		—
Interest income	—		—	—		—
Securities lending income (net of fees) (Note 2)	550,601		58,200	—		119,288
Foreign withholding tax on dividends	(4,844,176)		(439,205)	—		—
Foreign withholding tax on interest	—		—	—		—

Total Investment Income	73,789,643		8,981,449	397,829		38,677,762

EXPENSES
Deferred compensation (Note 7)	75,199		9,880	281		46,625
Investment advisory fees	11,848,820		1,540,255	85,509		5,628,359
Trustee fees (Note 7)	155,696		20,774	888		92,889
Other expenses (Note 4)	—		—	—		—

Total Gross Expenses Before Fees Reimbursed	12,079,715		1,570,909	86,678		5,767,873

Less:
Investment advisory fees reimbursed (Note 4)	(97,737)		(12,012)	(68,101)		(58,241)

Total Net Expenses	11,981,978		1,558,897	18,577		5,709,632

Net Investment Income (Loss)	61,807,665		7,422,552	379,252		32,968,130

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—		—	43,863		—
Transactions in investment securities	(20,409,066	)(1)	6,245,084	—		(248,572)
In-kind redemptions on investments in affiliated securities	—		—	190,124		—
In-kind redemptions on investments in securities	131,563,099		2,563,099	—		153,466,309
Expiration or closing of futures contracts	6,508,021		1,406,874	—		2,049,446
Settlement of forward foreign currency contracts	(91,529)		(17,118)	—		—
Foreign currency transactions	145,608		56,760	—		—

Net Realized Gain (Loss)	117,716,133		10,254,699	233,987		155,267,183

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	271,124,341	(2)	90,873,707	1,551,258	(3)	267,065,309
Securities lending	—		—	—		(1,356)
Futures contracts	1,176,125		144,019	—		452,671
Forward foreign currency contracts	(224,458)		(5,310)	—		—
Translation of other assets and liabilities denominated in foreign currencies	(110,858)		(2,920)	—		—

Net Change in Unrealized Appreciation (Depreciation)	271,965,150		91,009,496	1,551,258		267,516,624

Net Realized and Unrealized Gain (Loss)	389,681,283		101,264,195	1,785,245		422,783,807

Net Increase (Decrease) in Net Assets Resulting from Operations	$451,488,948		$108,686,747	$2,164,497		$455,751,937

(1)	Net of non-US capital gains tax of $(329,945).

(2)	Net of deferred non-US capital gains tax of $1,477,929.

(3)	Includes $1,551,258 change in unrealized appreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

70	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® Quality Dividend Defensive Index Fund	FlexShares® Quality Dividend Dynamic Index Fund	FlexShares® International Quality Dividend Index Fund	FlexShares® International Quality Dividend Defensive Index Fund

INVESTMENT INCOME
Dividend income	$11,547,809	$474,130	$27,164,707	$3,435,307
Income from non-cash dividends	—	—	—	—
Dividend income received from affiliate	—	—	—	—
Interest income	—	—	—	—
Securities lending income (net of fees) (Note 2)	33,075	1,081	155,478	29,524
Foreign withholding tax on dividends	(3,016)	—	(2,568,734)	(325,770)
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	11,577,868	475,211	24,751,451	3,139,061

EXPENSES
Deferred compensation (Note 7)	14,832	555	17,531	2,208
Investment advisory fees	1,724,233	69,678	2,713,722	335,748
Trustee fees (Note 7)	28,506	1,155	35,464	4,384
Other expenses (Note 4)	—	—	—	—

Total Gross Expenses Before Fees Reimbursed	1,767,571	71,388	2,766,717	342,340

Less:
Investment advisory fees reimbursed (Note 4)	(18,457)	(701)	(21,994)	(2,763)

Total Net Expenses	1,749,114	70,687	2,744,723	339,577

Net Investment Income (Loss)	9,828,754	404,524	22,006,728	2,799,484

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	—
Transactions in investment securities	504,855	1,197,541	42,211,633	5,331,173
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	60,712,638	534,654	2,149,355	266,094
Expiration or closing of futures contracts	426,028	49,955	3,741,941	357,127
Settlement of forward foreign currency contracts	—	—	(16,251)	(20,078)
Foreign currency transactions	—	—	(21,534)	(6,246)

Net Realized Gain (Loss)	61,643,521	1,782,150	48,065,144	5,928,070

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	63,305,082	4,129,917	73,402,581 (1)	8,152,833 (2)
Securities lending	—	—	—	—
Futures contracts	133,715	9,461	599,000	34,662
Forward foreign currency contracts	—	—	(132,128)	12,440
Translation of other assets and liabilities denominated in foreign currencies	—	—	(52,901)	(4,796)

Net Change in Unrealized Appreciation (Depreciation)	63,438,797	4,139,378	73,816,552	8,195,139

Net Realized and Unrealized Gain (Loss)	125,082,318	5,921,528	121,881,696	14,123,209

Net Increase (Decrease) in Net Assets Resulting from Operations	$134,911,072	$6,326,052	$143,888,424	$16,922,693

(1)	Net of deferred non-US capital gains tax of $29,760.

(2)	Net of deferred non-US capital gains tax of $38,404.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	71

Statements of Operations (cont.)

	FlexShares® International Quality Dividend Dynamic Index Fund	FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund	FlexShares® Disciplined Duration MBS Index Fund

INVESTMENT INCOME
Dividend income	$2,778,396	$—	$—	$—
Income from non-cash dividends	—	—	—	—
Dividend income received from affiliate	—	—	—	—
Interest income	—	60,924,971	27,119,820	599,156
Securities lending income (net of fees) (Note 2)	18,396	41,838	44,439	—
Foreign withholding tax on dividends	(252,244)	—	—	—
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	2,544,548	60,966,809	27,164,259	599,156

EXPENSES
Deferred compensation (Note 7)	1,336	43,686	18,991	3,354
Investment advisory fees	253,214	2,531,544	1,121,056	212,604
Trustee fees (Note 7)	3,394	85,201	37,701	6,578
Other expenses (Note 4)	—	—	—	—

Total Gross Expenses Before Fees Reimbursed	257,944	2,660,431	1,177,748	222,536

Less:
Investment advisory fees reimbursed (Note 4)	(1,925)	(58,667)	(25,599)	(4,646)

Total Net Expenses	256,019	2,601,764	1,152,149	217,890

Net Investment Income (Loss)	2,288,529	58,365,045	26,012,110	381,266

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	—
Transactions in investment securities	1,846,868 (1)	14,489,204	7,518,316	1,283,596
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	—	22,332,303	5,056,858	—
Expiration or closing of futures contracts	99,056	—	—	—
Settlement of forward foreign currency contracts	859	—	—	—
Foreign currency transactions	(27,488)	—	—	—

Net Realized Gain (Loss)	1,919,295	36,821,507	12,575,174	1,283,596

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	5,795,270 (2)	(1,328,792)	2,282,079	(2,030,761)
Securities lending	—	—	—	—
Futures contracts	5,924	—	—	—
Forward foreign currency contracts	3,870	—	—	—
Translation of other assets and liabilities denominated in foreign currencies	1,168	—	—	—

Net Change in Unrealized Appreciation (Depreciation)	5,806,232	(1,328,792)	2,282,079	(2,030,761)

Net Realized and Unrealized Gain (Loss)	7,725,527	35,492,715	14,857,253	(747,165)

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,014,056	$93,857,760	$40,869,363	$(365,899)

(1)	Net of non-US capital gains tax of $(10,955).

(2)	Net of deferred non-US capital gains tax of $60,290.

See Accompanying Notes to the Financial Statements.

72	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® Credit- Scored US Corporate Bond Index Fund	FlexShares® Credit-Scored US Long Corporate Bond Index Fund	FlexShares® High Yield Value- Scored Bond Index Fund	FlexShares® ESG & Climate High Yield Corporate Core Index Fund
				September 20, 2021* through October 31, 2021

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—
Income from non-cash dividends	—	—	—	—
Dividend income received from affiliate	—	—	—	—
Interest income	5,478,421	1,823,042	16,561,020	221,765
Securities lending income (net of fees) (Note 2)	—	—	—	—
Foreign withholding tax on dividends	—	—	—	—
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	5,478,421	1,823,042	16,561,020	221,765

EXPENSES
Deferred compensation (Note 7)	9,008	1,697	6,879	—
Investment advisory fees	630,609	119,227	1,060,642	12,878
Trustee fees (Note 7)	18,085	3,331	16,866	330
Other expenses (Note 4)	—	—	—	—

Total Gross Expenses Before Fees Reimbursed	657,702	124,255	1,084,387	13,208

Less:
Investment advisory fees reimbursed (Note 4)	(12,828)	(2,326)	(9,242)	(57)

Total Net Expenses	644,874	121,929	1,075,145	13,151

Net Investment Income (Loss)	4,833,547	1,701,113	15,485,875	208,614

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	—
Transactions in investment securities	2,698,669	1,029,123	9,388,965	(16,194)
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	315,686	—	—	—
Expiration or closing of futures contracts	—	—	—	—
Settlement of forward foreign currency contracts	—	—	—	—
Foreign currency transactions	—	—	—	—

Net Realized Gain (Loss)	3,014,355	1,029,123	9,388,965	(16,194)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(6,321,483)	(16,024)	1,852,410	(409,765)
Securities lending	—	—	—	—
Futures contracts	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Translation of other assets and liabilities denominated in foreign currencies	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation)	(6,321,483)	(16,024)	1,852,410	(409,765)

Net Realized and Unrealized Gain (Loss)	(3,307,128)	1,013,099	11,241,375	(425,959)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,526,419	$2,714,212	$26,727,250	$(217,345)

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	73

Statements of Operations (cont.)

	FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund	FlexShares® Ready Access Variable Income Fund	FlexShares® Core Select Bond Fund
	September 20, 2021* through October 31, 2021

INVESTMENT INCOME
Dividend income	$—	$—	$808,357
Income from non-cash dividends	—	—	—
Dividend income received from affiliate	—	—	1,411,342
Interest income	109,485	3,680,722	37
Securities lending income (net of fees) (Note 2)	—	—	—
Foreign withholding tax on dividends	—	—	—
Foreign withholding tax on interest	—	—	—

Total Investment Income	109,485	3,680,722	2,219,736

EXPENSES
Deferred compensation (Note 7)	—	13,906	3,656
Investment advisory fees	6,638	1,041,826	404,146
Trustee fees (Note 7)	326	25,411	7,103
Other expenses (Note 4)	—	—	—

Total Gross Expenses Before Fees Reimbursed	6,964	1,081,143	414,905

Less:
Investment advisory fees reimbursed (Note 4)	(57)	(18,369)	(186,303)

Total Net Expenses	6,907	1,062,774	228,602

Net Investment Income (Loss)	102,578	2,617,948	1,991,134

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	(1,286,163)
Transactions in investment securities	(68,270)	1,261,361	361,724
In-kind redemptions on investments in affiliated securities	—	—	664,938
In-kind redemptions on investments in securities	—	—	525,227
Expiration or closing of futures contracts	—	—	(12,967)
Settlement of forward foreign currency contracts	—	—	—
Foreign currency transactions	—	—	—

Net Realized Gain (Loss)	(68,270)	1,261,361	252,759

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(682,569)	(2,362,864)	(1,848,559	)(2)
Securities lending	—	—	—
Futures contracts	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currencies	—	—	—

Net Change in Unrealized Appreciation (Depreciation)	(682,569)	(2,362,864)	(1,848,559)

Net Realized and Unrealized Gain (Loss)	(750,839)	(1,101,503)	(1,595,800)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(648,261)	$1,516,445	$395,334

*	Commencement of investment operations.

(2)	Includes $(1,427,165) change in unrealized depreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

74	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Statements of Changes in Net Assets

	FlexShares® US Quality Low Volatility Index Fund		FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$1,643,691	$820,548	$2,226,694	$1,041,274
Net realized gain (loss)	9,877,154	(694,524)	4,060,236	(1,704,692)
Net change in unrealized appreciation (depreciation)	29,486,420	1,304,851	8,924,507	(1,448,187)

Net Increase (Decrease) in Net Assets
Resulting from Operations	41,007,265	1,430,875	15,211,437	(2,111,605)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(1,694,565)	(643,733)	(2,249,889)	(864,658)
Tax return of capital	—	—	—	—

Total distributions	(1,694,565)	(643,733)	(2,249,889)	(864,658)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	56,108,720	107,381,424	13,390,874	63,603,016
Cost of shares redeemed	(44,870,466)	(3,711,596)	(16,728,469)	—

Net Increase (Decrease) from Capital Transactions	11,238,254	103,669,828	(3,337,595)	63,603,016

Total Increase (Decrease) in Net Assets	50,550,954	104,456,970	9,623,953	60,626,753

NET ASSETS
Beginning of Period	$110,523,538	$6,066,568	$65,747,004 (3)	$5,120,251 (3)

End of Period	$161,074,492	$110,523,538	$75,370,957	$65,747,004

SHARE TRANSACTIONS
Beginning of period	2,700,001	150,001	2,800,001	200,001
Shares issued	—	—	—	—
Shares issued in-kind	1,150,000	2,650,000	500,000	2,600,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(900,000)	(100,000)	(600,000)	—

Shares Outstanding, End of Period	2,950,001	2,700,001	2,700,001	2,800,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(3)

Includes amounts paid in capital from the Authorized Participant in addition to the order’s original cash component. This amount is made to offset taxes, commissions, and price differences from the NAV that would otherwise impact the fund on these order trades.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	75

Statements of Changes in Net Assets (cont.)

	FlexShares® Emerging Markets Quality Low Volatility Index Fund		FlexShares® Morningstar US Market Factor Tilt Index Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$384,138	$150,459	$20,467,734	$23,501,673
Net realized gain (loss)	204,217	(556,324)	125,723,634	121,619,088
Net change in unrealized appreciation (depreciation)	669,161	322,631	436,303,767	(115,132,476)

Net Increase (Decrease) in Net Assets
Resulting from Operations	1,257,516	(83,234)	582,495,135	29,988,285

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(269,007)	(168,979)	(19,993,786)	(23,509,426)
Tax return of capital	—	—	—	—

Total distributions	(269,007)	(168,979)	(19,993,786)	(23,509,426)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	5,276,872	7,242,230	95,734,574	28,195,556
Cost of shares redeemed	—	(2,400,617)	(106,003,334)	(306,024,565)

Net Increase (Decrease) from Capital Transactions	5,276,872	4,841,613	(10,268,760)	(277,829,009)

Total Increase (Decrease) in Net Assets	6,265,381	4,589,400	552,232,589	(271,350,150)

NET ASSETS
Beginning of Period	$9,578,310 (3)	$4,988,910 (3)	$1,174,786,429	$1,446,136,579

End of Period	$15,843,691	$9,578,310	$1,727,019,018	$1,174,786,429

SHARE TRANSACTIONS
Beginning of period	400,001	200,001	9,700,001	12,100,001
Shares issued	—	—	—	—
Shares issued in-kind	200,000	300,000	600,000	300,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	—	(100,000)	(650,000)	(2,700,000)

Shares Outstanding, End of Period	600,001	400,001	9,650,001	9,700,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(3)

Includes amounts paid in capital from the Authorized Participant in addition to the order’s original cash component. This amount is made to offset taxes, commissions, and price differences from the NAV that would otherwise impact the fund on these order trades.

See Accompanying Notes to the Financial Statements.

76	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund		FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$15,324,867	$16,169,983	$7,624,187	$6,156,347
Net realized gain (loss)	21,856,890	(29,509,439)	25,611,349	(12,435,161)
Net change in unrealized appreciation (depreciation)	152,302,928	(111,181,202)	31,176,773	(13,844,715)

Net Increase (Decrease) in Net Assets
Resulting from Operations	189,484,685	(124,520,658)	64,412,309	(20,123,529)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(13,410,048)	(23,632,565)	(6,011,707)	(8,202,693)
Tax return of capital	—	—	—	—

Total distributions	(13,410,048)	(23,632,565)	(6,011,707)	(8,202,693)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	44,016,396	—	50,124,591	—
Cost of shares redeemed	(70,468,136)	(317,973,662)	—	(159,241,139)

Net Increase (Decrease) from Capital Transactions	(26,451,740)	(317,973,662)	50,124,591	(159,241,139)

Total Increase (Decrease) in Net Assets	149,622,897	(466,126,885)	108,525,193	(187,567,361)

NET ASSETS
Beginning of Period	$499,015,596	$965,142,481	$225,846,802	$413,414,163

End of Period	$648,638,493	$499,015,596	$334,371,995	$225,846,802

SHARE TRANSACTIONS
Beginning of period	9,200,001	15,400,001	4,700,001	8,200,001
Shares issued	—	—	—	—
Shares issued in-kind	600,000	—	800,000	—
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(1,000,000)	(6,200,000)	—	(3,500,000)

Shares Outstanding, End of Period	8,800,001	9,200,001	5,500,001	4,700,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	77

Statements of Changes in Net Assets (cont.)

	FlexShares® US Quality Large Cap Index Fund		FlexShares® STOXX® US ESG Select Index Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$1,172,409	$1,048,649	$2,051,388	$1,203,766
Net realized gain (loss)	5,820,892	1,168,558	25,495,358	(2,609,895)
Net change in unrealized appreciation (depreciation)	26,126,364	2,315,780	24,935,787	8,424,199

Net Increase (Decrease) in Net Assets
Resulting from Operations	33,119,665	4,532,987	52,482,533	7,018,070

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(1,136,947)	(976,050)	(1,955,493)	(1,145,374)
Tax return of capital	—	—	—	—

Total distributions	(1,136,947)	(976,050)	(1,955,493)	(1,145,374)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	54,387,819	27,538,152	115,766,022	28,636,289
Cost of shares redeemed	(13,737,728)	(10,423,258)	(63,701,888)	(1,481,524)

Net Increase (Decrease) from Capital Transactions	40,650,091	17,114,894	52,064,134	27,154,765

Total Increase (Decrease) in Net Assets	72,632,809	20,671,831	102,591,174	33,027,461

NET ASSETS
Beginning of Period	$71,842,440	$51,170,609	$89,051,571	$56,024,110

End of Period	$144,475,249	$71,842,440	$191,642,745	$89,051,571

SHARE TRANSACTIONS
Beginning of period	2,025,001	1,475,001	1,125,001	775,001
Shares issued	—	—	—	—
Shares issued in-kind	1,150,000	850,000	1,200,000	375,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(300,000)	(300,000)	(625,000)	(25,000)

Shares Outstanding, End of Period	2,875,001	2,025,001	1,700,001	1,125,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

78	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® STOXX® Global ESG Select Index Fund		FlexShares® ESG & Climate US Large Cap Core Index Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	September 20, 2021* through October 31, 2021

OPERATIONS
Net investment income (loss)	$2,456,041	$1,657,054	$2,838
Net realized gain (loss)	13,795,248	(1,568,609)	(534)
Net change in unrealized appreciation (depreciation)	34,498,730	6,374,388	167,182

Net Increase (Decrease) in Net Assets
Resulting from Operations	50,750,019	6,462,833	169,486

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(2,324,712)	(1,663,474)
Tax return of capital	—	—	—

Total distributions	(2,324,712)	(1,663,474)	—

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	53,795,593	14,933,528	—
Cost of shares redeemed	(27,826,718)	—	—

Net Increase (Decrease) from Capital Transactions	25,968,875	14,933,528	—

Total Increase (Decrease) in Net Assets	74,394,182	19,732,887	169,486

NET ASSETS
Beginning of Period	$111,323,292	$91,590,405	$2,500,000	(2)

End of Period	$185,717,474	$111,323,292	$2,669,486

SHARE TRANSACTIONS
Beginning of period	1,050,001	900,001	50,000	(2)
Shares issued	—	—	—
Shares issued in-kind	400,000	150,000	—
Shares redeemed	—	—	—
Shares redeemed in-kind	(200,000)	—	—

Shares Outstanding, End of Period	1,250,001	1,050,001	50,000

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	79

Statements of Changes in Net Assets (cont.)

	FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund		FlexShares® Morningstar Global Upstream Natural Resources Index Fund
	September 20, 2021* through October 31, 2021		Year Ended October 31, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$15,775		$188,997,153	$119,595,799
Net realized gain (loss)	(777)		(71,904,345)	(39,761,254)
Net change in unrealized appreciation (depreciation)	103,891		1,409,046,021	(779,563,599)

Net Increase (Decrease) in Net Assets
Resulting from Operations	118,889		1,526,138,829	(699,729,054)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings			(167,354,837)	(122,625,164)
Tax return of capital	—		—	—

Total distributions	—		(167,354,837)	(122,625,164)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	—		1,894,646,901	8,825,295
Cost of shares redeemed	—		(125,446,435)	(1,771,946,391)

Net Increase (Decrease) from Capital Transactions	—		1,769,200,466	(1,763,121,096)

Total Increase (Decrease) in Net Assets	118,889		3,127,984,458	(2,585,475,314)

NET ASSETS
Beginning of Period	$5,000,171	(2)	$2,924,725,808	$5,510,201,122

End of Period	$5,119,060		$6,052,710,266	$2,924,725,808

SHARE TRANSACTIONS
Beginning of period	100,000	(2)	109,500,001	175,500,001
Shares issued	—		—	—
Shares issued in-kind	—		50,850,000	250,000
Shares redeemed	—		—	—
Shares redeemed in-kind	—		(3,800,000)	(66,250,000)

Shares Outstanding, End of Period	100,000		156,550,001	109,500,001

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

See Accompanying Notes to the Financial Statements.

80	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® STOXX® Global Broad Infrastructure Index Fund		FlexShares® Global Quality Real Estate Index Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$61,807,665	$42,348,376	$7,422,552	$8,457,554
Net realized gain (loss)	117,716,133	(51,372,425)	10,254,699	(20,467,829)
Net change in unrealized appreciation (depreciation)	271,965,150	(114,928,084)	91,009,496	(76,869,427)

Net Increase (Decrease) in Net Assets
Resulting from Operations	451,488,948	(123,952,133)	108,686,747	(88,879,702)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(58,905,802)	(40,390,855)	(5,654,125)	(14,558,175)
Tax return of capital	—	—	—	(168,159)

Total distributions	(58,905,802)	(40,390,855)	(5,654,125)	(14,726,334)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	754,964,371	660,871,183	74,006,928	85,130,549
Cost of shares redeemed	(360,237,628)	(116,962,142)	(23,016,532)	(93,214,545)

Net Increase (Decrease) from Capital Transactions	394,726,743	543,909,041	50,990,396	(8,083,996)

Total Increase (Decrease) in Net Assets	787,309,889	379,566,053	154,023,018	(111,690,032)

NET ASSETS
Beginning of Period	$1,856,596,177	$1,477,030,124	$264,574,365	$376,264,397

End of Period	$2,643,906,066	$1,856,596,177	$418,597,383	$264,574,365

SHARE TRANSACTIONS
Beginning of period	38,600,001	28,100,001	5,200,001	5,650,001
Shares issued	—	—	—	—
Shares issued in-kind	13,350,000	13,400,000	1,150,000	1,450,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(6,150,000)	(2,900,000)	(400,000)	(1,900,000)

Shares Outstanding, End of Period	45,800,001	38,600,001	5,950,001	5,200,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	81

Statements of Changes in Net Assets (cont.)

	FlexShares® Real Assets Allocation Index Fund		FlexShares® Quality Dividend Index Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$379,252	$278,087	$32,968,130	$41,042,206
Net realized gain (loss)	233,987	(288,406)	155,267,183	63,818,614
Net change in unrealized appreciation (depreciation)	1,551,258	(1,066,621)	267,516,624	(185,641,841)

Net Increase (Decrease) in Net Assets
Resulting from Operations	2,164,497	(1,076,940)	455,751,937	(80,781,021)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(383,940)	(278,767)	(31,171,462)	(51,028,755)
Tax return of capital	—	—	—	—

Total distributions	(383,940)	(278,767)	(31,171,462)	(51,028,755)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	24,868,156	—	441,818,714	147,107,228
Cost of shares redeemed	(850,756)	(5,503,899)	(489,030,914)	(457,464,822)

Net Increase (Decrease) from Capital Transactions	24,017,400	(5,503,899)	(47,212,200)	(310,357,594)

Total Increase (Decrease) in Net Assets	25,797,957	(6,859,606)	377,368,275	(442,167,370)

NET ASSETS
Beginning of Period	$4,501,729	$11,361,335	$1,265,176,605	$1,707,343,975

End of Period	$30,299,686	$4,501,729	$1,642,544,880	$1,265,176,605

SHARE TRANSACTIONS
Beginning of period	175,001	375,001	29,150,001	36,850,001
Shares issued	—	—	—	—
Shares issued in-kind	750,000	—	8,100,000	3,250,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(25,000)	(200,000)	(9,100,000)	(10,950,000)

Shares Outstanding, End of Period	900,001	175,001	28,150,001	29,150,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

82	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Quality Dividend Defensive Index Fund		FlexShares® Quality Dividend Dynamic Index Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$9,828,754	$12,604,759	$404,524	$844,204
Net realized gain (loss)	61,643,521	9,870,639	1,782,150	2,220,861
Net change in unrealized appreciation (depreciation)	63,438,797	(42,112,077)	4,139,378	(6,207,406)

Net Increase (Decrease) in Net Assets
Resulting from Operations	134,911,072	(19,636,679)	6,326,052	(3,142,341)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(9,806,498)	(16,131,191)	(369,573)	(962,948)
Tax return of capital	—	—	—	—

Total distributions	(9,806,498)	(16,131,191)	(369,573)	(962,948)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	116,279,178	120,783,417	5,862,851	—
Cost of shares redeemed	(204,498,560)	(124,805,477)	(3,095,145)	(35,021,933)

Net Increase (Decrease) from Capital Transactions	(88,219,382)	(4,022,060)	2,767,706	(35,021,933)

Total Increase (Decrease) in Net Assets	36,885,192	(39,789,930)	8,724,185	(39,127,222)

NET ASSETS
Beginning of Period	$411,172,794	$450,962,724	$13,180,819	$52,308,041

End of Period	$448,057,986	$411,172,794	$21,905,004	$13,180,819

SHARE TRANSACTIONS
Beginning of period	9,650,001	9,750,001	300,001	1,150,001
Shares issued	—	—	—	—
Shares issued in-kind	2,250,000	2,800,000	100,000	—
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(3,900,000)	(2,900,000)	(50,000)	(850,000)

Shares Outstanding, End of Period	8,000,001	9,650,001	350,001	300,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	83

Statements of Changes in Net Assets (cont.)

	FlexShares® International Quality Dividend Index Fund		FlexShares® International Quality Dividend Defensive Index Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$22,006,728	$21,426,092	$2,799,484	$2,469,326
Net realized gain (loss)	48,065,144	(49,578,473)	5,928,070	(6,127,777)
Net change in unrealized appreciation (depreciation)	73,816,552	(36,850,169)	8,195,139	(2,835,580)

Net Increase (Decrease) in Net Assets
Resulting from Operations	143,888,424	(65,002,550)	16,922,693	(6,494,031)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(20,693,535)	(22,159,155)	(2,683,528)	(2,523,077)
Tax return of capital	—	—	—	—

Total distributions	(20,693,535)	(22,159,155)	(2,683,528)	(2,523,077)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	60,426,090	9,495,567	—	3,677,673
Cost of shares redeemed	(21,090,657)	(243,541,907)	(2,184,308)	(13,975,686)

Net Increase (Decrease) from Capital Transactions	39,335,433	(234,046,340)	(2,184,308)	(10,298,013)

Total Increase (Decrease) in Net Assets	162,530,322	(321,208,045)	12,054,857	(19,315,121)

NET ASSETS
Beginning of Period	$453,476,581	$774,684,626	$59,403,734	$78,718,855

End of Period	$616,006,903	$453,476,581	$71,458,591	$59,403,734

SHARE TRANSACTIONS
Beginning of period	22,500,001	33,600,001	3,100,001	3,600,001
Shares issued	—	—	—	—
Shares issued in-kind	2,300,000	400,000	—	200,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(900,000)	(11,500,000)	(100,000)	(700,000)

Shares Outstanding, End of Period	23,900,001	22,500,001	3,000,001	3,100,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

84	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® International Quality Dividend Dynamic Index Fund		FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$2,288,529	$925,989	$58,365,045	$16,808,449
Net realized gain (loss)	1,919,295	(878,854)	36,821,507	12,155,953
Net change in unrealized appreciation (depreciation)	5,806,232	(3,322,029)	(1,328,792)	42,400,460

Net Increase (Decrease) in Net Assets
Resulting from Operations	10,014,056	(3,274,894)	93,857,760	71,364,862

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(1,876,931)	(952,482)	(61,292,947)	(12,627,726)
Tax return of capital	—	—	—	—

Total distributions	(1,876,931)	(952,482)	(61,292,947)	(12,627,726)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	45,461,250	10,025,244	302,448,698	343,216,451
Cost of shares redeemed	—	(30,812,569)	(326,919,699)	(151,185,194)

Net Increase (Decrease) from Capital Transactions	45,461,250	(20,787,325)	(24,471,001)	192,031,257

Total Increase (Decrease) in Net Assets	53,598,375	(25,014,701)	8,093,812	250,768,393

NET ASSETS
Beginning of Period	$22,376,322	$47,391,023	$1,429,490,607	$1,178,722,214

End of Period	$75,974,697	$22,376,322	$1,437,584,419	$1,429,490,607

SHARE TRANSACTIONS
Beginning of period	1,000,001	1,900,001	55,554,000	47,954,000
Shares issued	—	—	—	350,000
Shares issued in-kind	1,500,000	400,000	11,450,000	13,350,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	—	(1,300,000)	(12,500,000)	(6,100,000)

Shares Outstanding, End of Period	2,500,001	1,000,001	54,504,000	55,554,000

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	85

Statements of Changes in Net Assets (cont.)

	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund		FlexShares® Disciplined Duration MBS Index Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$26,012,110	$7,386,692	$381,266	$1,028,489
Net realized gain (loss)	12,575,174	9,689,662	1,283,596	348,869
Net change in unrealized appreciation (depreciation)	2,282,079	25,429,146	(2,030,761)	1,683,407

Net Increase (Decrease) in Net Assets
Resulting from Operations	40,869,363	42,505,500	(365,899)	3,060,765

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(26,674,665)	(5,908,902)	(2,676,548)	(1,754,929)
Tax return of capital	—	—	—	—

Total distributions	(26,674,665)	(5,908,902)	(2,676,548)	(1,754,929)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	155,885,058	119,287,446	19,053,611	66,955,234
Cost of shares redeemed	(51,695,657)	(116,973,562)	(4,788,861)	(3,570,206)

Net Increase (Decrease) from Capital Transactions	104,189,401	2,313,884	14,264,750	63,385,028

Total Increase (Decrease) in Net Assets	118,384,099	38,910,482	11,222,303	64,690,864

NET ASSETS
Beginning of Period	$596,095,210	$557,184,728	$100,020,485	$35,329,621

End of Period	$714,479,309	$596,095,210	$111,242,788	$100,020,485

SHARE TRANSACTIONS
Beginning of period	21,800,001	21,850,001	4,150,001	1,500,001
Shares issued	—	—	800,000	2,800,000
Shares issued in-kind	5,550,000	4,450,000	—	—
Shares redeemed	—	—	(200,000)	(150,000)
Shares redeemed in-kind	(1,850,000)	(4,500,000)	—	—

Shares Outstanding, End of Period	25,500,001	21,800,001	4,750,001	4,150,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

86	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Credit-Scored US Corporate Bond Index Fund		FlexShares® Credit-Scored US Long Corporate Bond Index Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$4,833,547	$3,543,318	$1,701,113	$1,108,090
Net realized gain (loss)	3,014,355	2,972,745	1,029,123	1,951,533
Net change in unrealized appreciation (depreciation)	(6,321,483)	3,098,927	(16,024)	168,819

Net Increase (Decrease) in Net Assets
Resulting from Operations	1,526,419	9,614,990	2,714,212	3,228,442

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(7,983,218)	(3,976,789)	(3,440,094)	(1,038,434)
Tax return of capital	—	—	—	—

Total distributions	(7,983,218)	(3,976,789)	(3,440,094)	(1,038,434)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	133,299,728	99,484,140	27,084,379	26,818,282
Cost of shares redeemed	(13,500,359)	—	(11,864,331)	—

Net Increase (Decrease) from Capital Transactions	119,799,369	99,484,140	15,220,048	26,818,282

Total Increase (Decrease) in Net Assets	113,342,570	105,122,341	14,494,166	29,008,290

NET ASSETS
Beginning of Period	$202,397,409	$97,275,068	$46,360,411	$17,352,121

End of Period	$315,739,979	$202,397,409	$60,854,577	$46,360,411

SHARE TRANSACTIONS
Beginning of period	3,700,001	1,850,001	750,001	300,001
Shares issued	2,250,000	1,850,000	450,000	450,000
Shares issued in-kind	200,000	—	—	—
Shares redeemed	—	—	(200,000)	—
Shares redeemed in-kind	(250,000)	—	—	—

Shares Outstanding, End of Period	5,900,001	3,700,001	1,000,001	750,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	87

Statements of Changes in Net Assets (cont.)

	FlexShares® High Yield Value-Scored Bond Index Fund		FlexShares® ESG & Climate High Yield Corporate Core Index Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	September 20, 2021* through October 31, 2021

OPERATIONS
Net investment income (loss)	$15,485,875	$10,800,929	$208,614
Net realized gain (loss)	9,388,965	(4,005,108)	(16,194)
Net change in unrealized appreciation (depreciation)	1,852,410	(1,237,194)	(409,765)

Net Increase (Decrease) in Net Assets
Resulting from Operations	26,727,250	5,558,627	(217,345)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(14,752,663)	(9,992,636)
Tax return of capital	—	—	—

Total distributions	(14,752,663)	(9,992,636)	—

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	415,533,944	93,576,705	—
Cost of shares redeemed	(41,947,766)	—	—

Net Increase (Decrease) from Capital Transactions	373,586,178	93,576,705	—

Total Increase (Decrease) in Net Assets	385,560,765	89,142,696	(217,345)

NET ASSETS
Beginning of Period	$189,622,935	$100,480,239	$49,983,980	(2)(3)

End of Period	$575,183,700	$189,622,935	$49,766,635

SHARE TRANSACTIONS
Beginning of period	4,100,001	2,100,001	1,000,000	(2)
Shares issued	7,200,000	2,000,000	—
Shares issued in-kind	1,150,000	—	—
Shares redeemed	(850,000)	—	—
Shares redeemed in-kind	—	—	—

Shares Outstanding, End of Period	11,600,001	4,100,001	1,000,000

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

(3)

Includes amounts paid in capital from the Authorized Participant in addition to the order’s original cash component. This amount is made to offset taxes, commissions, and price differences from the NAV that would otherwise impact the fund on these order trades.

See Accompanying Notes to the Financial Statements.

88	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund		FlexShares® Ready Access Variable Income Fund
	September 20, 2021* through October 31, 2021		Year Ended October 31, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$102,578		$2,617,948	$4,996,263
Net realized gain (loss)	(68,270)		1,261,361	169,631
Net change in unrealized appreciation (depreciation)	(682,569)		(2,362,864)	1,872,649

Net Increase (Decrease) in Net Assets
Resulting from Operations	(648,261)		1,516,445	7,038,543

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings			(3,046,370)	(5,325,015)
Tax return of capital	—		—	—

Total distributions	—		(3,046,370)	(5,325,015)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	—		55,265,356	218,827,724
Cost of shares redeemed	—		(148,597,576)	(26,436,867)

Net Increase (Decrease) from Capital Transactions	—		(93,332,220)	192,390,857

Total Increase (Decrease) in Net Assets	(648,261)		(94,862,145)	194,104,385

NET ASSETS
Beginning of Period	$49,995,317	(2)(3)	$469,201,284	$275,096,899

End of Period	$49,347,056		$374,339,139	$469,201,284

SHARE TRANSACTIONS
Beginning of period	1,000,000	(2)	6,150,001	3,625,001
Shares issued	—		725,000	2,875,000
Shares issued in-kind	—		—	—
Shares redeemed	—		(1,950,000)	(350,000)
Shares redeemed in-kind	—		—	—

Shares Outstanding, End of Period	1,000,000		4,925,001	6,150,001

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

(3)

Includes amounts paid in capital from the Authorized Participant in addition to the order’s original cash component. This amount is made to offset taxes, commissions, and price differences from the NAV that would otherwise impact the fund on these order trades.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	89

Statements of Changes in Net Assets (cont.)

	FlexShares® Core Select Bond Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$1,991,134	$1,184,248
Net realized gain (loss)	252,759	770,397
Net change in unrealized appreciation (depreciation)	(1,848,559)	1,203,701

Net Increase (Decrease) in Net Assets
Resulting from Operations	395,334	3,158,346

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(2,693,092)	(1,218,108)
Tax return of capital	—	—

Total distributions	(2,693,092)	(1,218,108)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	36,362,834	80,884,377
Cost of shares redeemed	(16,671,414)	—

Net Increase (Decrease) from Capital Transactions	19,691,420	80,884,377

Total Increase (Decrease) in Net Assets	17,393,662	82,824,615

NET ASSETS
Beginning of Period	$109,123,306	$26,298,691

End of Period	$126,516,968	$109,123,306

SHARE TRANSACTIONS
Beginning of period	4,075,001	1,025,001
Shares issued	—	—
Shares issued in-kind	1,375,000	3,050,000
Shares redeemed	—	—
Shares redeemed in-kind	(625,000)	—

Shares Outstanding, End of Period	4,825,001	4,075,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

90	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Financial Highlights

	FlexShares® US Quality Low Volatility Index Fund
			For the period 07/15/19* through 10/31/19

	Year ended October 31,
	2021	2020

Net asset value, beginning of period	$40.93	$40.44	$40.00

PER SHARE

Investment Operations
Net Investment Income	0.57 (a)	0.64 (a)	0.17 (a)
Net Realized and Unrealized Gain (Loss)	13.69	0.38	0.35

Total from Operations	14.26	1.02	0.52

Distributions
Net Investment Income	(0.59)	(0.53)	(0.08)

Total from Distributions	(0.59)	(0.53)	(0.08)

Net Asset Value, end of period	$54.60	$40.93	$40.44

Total Return(b)
Net Asset Value(d)	35.05%	2.63%	1.30%
Market Value (Unaudited)(e)	34.99%	2.60%	1.43%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.23%	0.23%	0.23%
Expenses net of reimbursements	0.22%	0.22%	0.22%
Net Investment Income Before Reimbursements	1.17%	1.55%	1.45%
Net Investment Income Net of Reimbursements	1.17%	1.56%	1.45%

Supplemental Data
Portfolio Turnover Rate(b)(f)	43%	47%	9%
Net assets, end of period (thousands)	$161,074	$110,524	$6,067

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	91

Financial Highlights (cont.)

	FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund
			For the period 07/15/19* through 10/31/19

	Year ended October 31,
	2021	2020

Net asset value, beginning of period	$23.48	$25.60	$25.00

PER SHARE

Investment Operations
Net Investment Income	0.73 (a)	0.64 (a)	0.16 (a)
Net Realized and Unrealized Gain (Loss)	4.43	(2.22)	0.53

Total from Operations	5.16	(1.58)	0.69

Distributions
Net Investment Income	(0.72)	(0.54)	(0.09)

Total from Distributions	(0.72)	(0.54)	(0.09)

Net Asset Value, end of period	$27.92	$23.48	$25.60

Total Return(b)
Net Asset Value(d)	22.05%	(6.24)%	2.76%
Market Value (Unaudited)(e)	21.88%	(6.06)%	3.04%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.33%	0.33%	0.32%
Expenses net of reimbursements	0.32%	0.32%	0.32%
Net Investment Income Before Reimbursements	2.68%	2.63%	2.21%
Net Investment Income Net of Reimbursements	2.68%	2.64%	2.21%

Supplemental Data
Portfolio Turnover Rate(b)(f)	56%	62%	14%
Net assets, end of period (thousands)	$75,371	$65,747	$5,120

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

92	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Emerging Markets Quality Low Volatility Index Fund
			For the period 07/15/19* through 10/31/19

	Year ended October 31,
	2021	2020

Net asset value, beginning of period	$23.95	$24.94	$25.00

PER SHARE

Investment Operations
Net Investment Income	0.69 (a)	0.56 (a)	0.23 (a)
Net Realized and Unrealized Gain (Loss)	2.22	(0.91)	(0.18)

Total from Operations	2.91	(0.35)	0.05

Distributions
Net Investment Income	(0.45)	(0.64)	(0.11)

Total from Distributions	(0.45)	(0.64)	(0.11)

Net Asset Value, end of period	$26.41	$23.95	$24.94

Total Return(b)
Net Asset Value(d)	12.09%	(1.41)%	0.19%
Market Value (Unaudited)(e)	11.62%	(0.59)%	0.31%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.41%	0.41%	0.40%
Expenses net of reimbursements	0.40%	0.40%	0.40%
Net Investment Income Before Reimbursements	2.57%	2.38%	3.18%
Net Investment Income Net of Reimbursements	2.58%	2.39%	3.18%

Supplemental Data
Portfolio Turnover Rate(b)(f)	54%	81%	12%
Net assets, end of period (thousands)	$15,844	$9,578	$4,989

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	93

Financial Highlights (cont.)

	FlexShares® Morningstar US Market Factor Tilt Index Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$121.11	$119.52	$110.13	$107.50	$88.32

PER SHARE

Investment Operations
Net Investment Income	2.08 (a)	2.10 (a)	1.95 (a)	2.02 (a)	1.74 (a)
Net Realized and Unrealized Gain (Loss)	57.80	1.60	9.33	2.59	19.13

Total from Operations	59.88	3.70	11.28	4.61	20.87

Distributions
Net Investment Income	(2.02)	(2.11)	(1.89)	(1.98)	(1.69)

Total from Distributions	(2.02)	(2.11)	(1.89)	(1.98)	(1.69)

Net Asset Value, end of period	$178.97	$121.11	$119.52	$110.13	$107.50

Total Return
Net Asset Value(d)	49.68%	3.28%	10.41%	4.22%	23.77%
Market Value (Unaudited)(e)	49.57%	3.33%	10.41%	4.19%	23.72%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.26%	0.26%	0.26%	0.25%	0.26%
Expenses net of reimbursements	0.25%	0.25%	0.25%	0.25%	0.25%
Net Investment Income Before Reimbursements	1.28%	1.78%	1.72%	1.77%	1.73%
Net Investment Income Net of Reimbursements	1.29%	1.79%	1.72%	1.77%	1.74%

Supplemental Data
Portfolio Turnover Rate(f)	24%	26%	28%	15%	22%
Net assets, end of period (thousands)	$1,727,019	$11,747,860	$1,446,137	$1,387,665	$1,150,199

See Accompanying Notes to the Financial Statements.

94	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$54.24	$62.67	$59.76	$67.51	$55.62

PER SHARE

Investment Operations
Net Investment Income	1.71 (a)	1.31 (a)	1.85 (a)	1.78 (a)	1.58	(a)
Net Realized and Unrealized Gain (Loss)	19.27	(7.88)	2.89	(7.39)	11.91	(k)

Total from Operations	20.98	(6.57)	4.74	(5.61)	13.49

Distributions
Net Investment Income	(1.51)	(1.86)	(1.83)	(2.14)	(1.60)

Total from Distributions	(1.51)	(1.86)	(1.83)	(2.14)	(1.60)

Net Asset Value, end of period	$73.71	$54.24	$62.67	$59.76	$67.51

Total Return
Net Asset Value(d)	38.79%	(10.57)%	8.13%	(8.61)%	24.58	%(k)
Market Value (Unaudited)(e)	38.95%	(10.23)%	8.16%	(9.48)%	25.38%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.40%	0.40%	0.40%	0.39%	0.40%
Expenses net of reimbursements	0.39%	0.39%	0.39%	0.39%	0.39%
Net Investment Income Before Reimbursements	2.42%	2.28%	3.09%	2.65%	2.57%
Net Investment Income Net of Reimbursements	2.42%	2.28%	3.09%	2.65%	2.57%

Supplemental Data
Portfolio Turnover Rate(f)	29%	21%	25%	34%	22%
Net assets, end of period (thousands)	$648,638	$499,016	$965,142	$968,096	$985,608

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	95

Financial Highlights (cont.)

	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$48.05	$50.42	$47.92	$57.38	$47.52

PER SHARE

Investment Operations
Net Investment Income	1.51 (a)	1.02 (a)	1.49 (a)	1.46 (a)	1.28 (a)
Net Realized and Unrealized Gain (Loss)	12.40	(1.97)	2.46	(9.34)	9.80

Total from Operations	13.91	(0.95)	3.95	(7.88)	11.08

Distributions
Net Investment Income	(1.17)	(1.42)	(1.45)	(1.58)	(1.22)

Total from Distributions	(1.17)	(1.42)	(1.45)	(1.58)	(1.22)

Net Asset Value, end of period	$60.79	$48.05	$50.42	$47.92	$57.38

Total Return
Net Asset Value(d)	28.95%	(1.86)%	8.29%	(14.05)%	23.56%
Market Value (Unaudited)(e)	30.12%	(1.44)%	8.08%	(15.22)%	23.47%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.60%	0.60%	0.60%	0.59%	0.60%
Expenses net of reimbursements	0.59%	0.59%	0.59%	0.59%	0.59%
Net Investment Income Before Reimbursements	2.46%	2.13%	2.92%	2.56%	2.44%
Net Investment Income Net of Reimbursements	2.47%	2.14%	2.93%	2.56%	2.44%

Supplemental Data
Portfolio Turnover Rate(f)	40%	41%	45%	49%	34%
Net assets, end of period (thousands)	$334,372	$225,847	$413,414	$488,736	$568,071

See Accompanying Notes to the Financial Statements.

96	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® US Quality Large Cap Index Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$35.48	$34.69	$33.44	$31.83	$26.15

PER SHARE

Investment Operations
Net Investment Income	0.50 (a)	0.62 (a)	0.68 (a)	0.54 (a)	0.49 (a)
Net Realized and Unrealized Gain (Loss)	14.76	0.76	1.29	1.58	5.65

Total from Operations	15.26	1.38	1.97	2.12	6.14

Distributions
Net Investment Income	(0.49)	(0.59)	(0.72)	(0.51)	(0.46)

Total from Distributions	(0.49)	(0.59)	(0.72)	(0.51)	(0.46)

Net Asset Value, end of period	$50.25	$35.48	$34.69	$33.44	$31.83

Total Return
Net Asset Value(d)	43.21%	4.13%	6.04%	6.63%	23.65%
Market Value (Unaudited)(e)	43.09%	4.16%	6.01%	6.30%	24.08%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.33%	0.33%	0.33%	0.33%	0.34%
Expenses net of reimbursements	0.32%	0.32%	0.32%	0.32%	0.32%
Net Investment Income Before Reimbursements	1.11%	1.77%	2.04%	1.56%	1.65%
Net Investment Income Net of Reimbursements	1.11%	1.77%	2.05%	1.57%	1.67%

Supplemental Data
Portfolio Turnover Rate(f)	30%	48%	69%	94%	64%
Net assets, end of period (thousands)	$144,475	$71,842	$51,171	$61,859	$27,055

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	97

Financial Highlights (cont.)

	FlexShares® STOXX® US ESG Select Index Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$79.16	$72.29	$64.33	$60.49	$49.96

PER SHARE

Investment Operations
Net Investment Income	1.26 (a)	1.27 (a)	1.21 (a)	1.09 (a)	1.05 (a)
Net Realized and Unrealized Gain (Loss)	33.50	6.81	7.83	3.84	10.45

Total from Operations	34.76	8.08	9.04	4.93	11.50

Distributions
Net Investment Income	(1.19)	(1.21)	(1.08)	(1.09)	(0.97)

Total from Distributions	(1.19)	(1.21)	(1.08)	(1.09)	(0.97)

Net Asset Value, end of period	$112.73	$79.16	$72.29	$64.33	$60.49

Total Return
Net Asset Value(d)	44.15%	11.40%	14.21%	8.13%	23.19%
Market Value (Unaudited)(e)	44.12%	11.45%	14.26%	7.97%	23.30%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.33%	0.33%	0.33%	0.33%	0.35%
Expenses net of reimbursements	0.32%	0.32%	0.32%	0.32%	0.32%
Net Investment Income Before Reimbursements	1.25%	1.67%	1.78%	1.66%	1.82%
Net Investment Income Net of Reimbursements	1.26%	1.68%	1.79%	1.67%	1.85%

Supplemental Data
Portfolio Turnover Rate(f)	40%	66%	75%	110%	67%
Net assets, end of period (thousands)	$191,643	$89,052	$56,024	$28,946	$13,610

See Accompanying Notes to the Financial Statements.

98	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® STOXX® Global ESG Select Index Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$106.02	$101.77	$91.61	$91.97	$75.52

PER SHARE

Investment Operations
Net Investment Income	2.03 (a)	1.72 (a)	2.05 (a)	1.95 (a)	1.56	(a)
Net Realized and Unrealized Gain (Loss)	42.38	4.26	10.12	(0.61)	16.67	(m)

Total from Operations	44.41	5.98	12.17	1.34	18.23

Distributions
Net Investment Income	(1.86)	(1.73)	(2.01)	(1.70)	(1.78)

Total from Distributions	(1.86)	(1.73)	(2.01)	(1.70)	(1.78)

Net Asset Value, end of period	$148.57	$106.02	$101.77	$91.61	$91.97

Total Return
Net Asset Value(d)	42.10%	6.03%	13.49%	1.38%	24.37	%(m)
Market Value (Unaudited)(e)	41.84%	6.46%	12.96%	1.71%	24.55%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.43%	0.43%	0.43%	0.43%	0.45%
Expenses net of reimbursements	0.42%	0.42%	0.42%	0.42%	0.42%
Net Investment Income Before Reimbursements	1.50%	1.66%	2.15%	2.03%	1.81%
Net Investment Income Net of Reimbursements	1.51%	1.66%	2.16%	2.04%	1.83%

Supplemental Data
Portfolio Turnover Rate(f)	48%	58%	66%	78%	64%
Net assets, end of period (thousands)	$185,717	$111,323	$91,590	$73,284	$32,189

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	99

Financial Highlights (cont.)

	FlexShares® ESG & Climate US Large Cap Core Index Fund
	For the period 09/20/21* through 10/31/21

Net asset value, beginning of period	$50.00

PER SHARE

Investment Operations
Net Investment Income	0.06	(a)
Net Realized and Unrealized Gain (Loss)	3.33

Total from Operations	3.39

Distributions
Net Investment Income	—

Total from Distributions	—

Net Asset Value, end of period	$53.39

Total Return(b)
Net Asset Value(d)	6.78%
Market Value (Unaudited)(e)	6.76%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.09%
Expenses net of reimbursements	0.09%
Net Investment Income Before Reimbursements	0.96%
Net Investment Income Net of Reimbursements	0.96%

Supplemental Data
Portfolio Turnover Rate(b)(f)	—	%(l)
Net assets, end of period (thousands)	$2,669

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

100	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund
	For the period 09/20/21* through 10/31/21

Net asset value, beginning of period	$50.00

PER SHARE

Investment Operations
Net Investment Income	0.16	(a)
Net Realized and Unrealized Gain (Loss)	1.03

Total from Operations	1.19

Distributions
Net Investment Income	—

Total from Distributions	—

Net Asset Value, end of period	$51.19

Total Return(b)
Net Asset Value(d)	2.38%
Market Value (Unaudited)(e)	2.82%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.12%
Expenses net of reimbursements	0.12%
Net Investment Income Before Reimbursements	2.72%
Net Investment Income Net of Reimbursements	2.72%

Supplemental Data
Portfolio Turnover Rate(b)(f)	—	%(l)
Net assets, end of period (thousands)	$5,119

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	101

Financial Highlights (cont.)

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$26.71	$31.40	$31.51	$31.59	$27.40

PER SHARE

Investment Operations
Net Investment Income	1.44 (a)	0.89 (a)	1.08 (a)	0.91 (a)	0.70	(a)
Net Realized and Unrealized Gain (Loss)	11.72	(4.65)	(0.09)	(0.13)	4.13	(n)

Total from Operations	13.16	(3.76)	0.99	0.78	4.83

Distributions
Net Investment Income	(1.21)	(0.93)	(1.10)	(0.86)	(0.64)

Total from Distributions	(1.21)	(0.93)	(1.10)	(0.86)	(0.64)

Net Asset Value, end of period	$38.66	$26.71	$31.40	$31.51	$31.59

Total Return
Net Asset Value(d)	49.70%	(11.87)%	3.16%	2.33%	17.81	%(n)
Market Value (Unaudited)(e)	49.58%	(11.46)%	3.06%	2.01%	17.97%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.47%	0.47%	0.47%	0.46%	0.47%
Expenses net of reimbursements	0.46%	0.46%	0.46%	0.46%	0.46%
Net Investment Income Before Reimbursements	3.95%	3.03%	3.40%	2.72%	2.36%
Net Investment Income Net of Reimbursements	3.95%	3.04%	3.41%	2.72%	2.36%

Supplemental Data
Portfolio Turnover Rate(f)	28%	29%	24%	30%	18%
Net assets, end of period (thousands)	$6,052,710	$2,924,726	$5,510,201	$5,435,783	$4,760,397

See Accompanying Notes to the Financial Statements.

102	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® STOXX® Global Broad Infrastructure Index Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$48.10	$52.56	$45.09	$47.85	$43.49

PER SHARE

Investment Operations
Net Investment Income	1.38 (a)	1.25 (a)	1.35 (a)	1.36 (a)	1.37 (a)
Net Realized and Unrealized Gain (Loss)	9.57	(4.53)	7.34	(2.71)	4.40

Total from Operations	10.95	(3.28)	8.69	(1.35)	5.77

Distributions
Net Investment Income	(1.32)	(1.18)	(1.22)	(1.41)	(1.41)

Total from Distributions	(1.32)	(1.18)	(1.22)	(1.41)	(1.41)

Net Asset Value, end of period	$57.73	$48.10	$52.56	$45.09	$47.85

Total Return
Net Asset Value(d)	22.85%	(6.23)%	19.52%	(2.90)%	13.44%
Market Value (Unaudited)(e)	22.51%	(5.93)%	19.99%	(3.25)%	13.23%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.48%	0.48%	0.48%	0.47%	0.48%
Expenses net of reimbursements	0.47%	0.47%	0.47%	0.47%	0.47%
Net Investment Income Before Reimbursements	2.45%	2.51%	2.73%	2.88%	2.97%
Net Investment Income Net of Reimbursements	2.45%	2.52%	2.74%	2.89%	2.98%

Supplemental Data
Portfolio Turnover Rate(f)	13%	13%	12%	13%	12%
Net assets, end of period (thousands)	$2,643,906	$1,856,596	$1,477,030	$773,363	$875,628

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	103

Financial Highlights (cont.)

	FlexShares® Global Quality Real Estate Index Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$50.88	$66.60	$57.96	$62.02	$57.12

PER SHARE

Investment Operations
Net Investment Income	1.38 (a)	1.43 (a)	1.76 (a)	1.80 (a)	0.99 (a)
Net Realized and Unrealized Gain (Loss)	19.13	(14.62)	8.68	(3.99)	5.54

Total from Operations	20.51	(13.19)	10.44	(2.19)	6.53

Distributions
Net Investment Income	(1.04)	(2.50)	(1.80)	(1.87)	(1.63)
Tax Return of Capital	—	(0.03)	—	—	—

Total from Distributions	(1.04)	(2.53)	(1.80)	(1.87)	(1.63)

Net Asset Value, end of period	$70.35	$50.88	$66.60	$57.96	$62.02

Total Return
Net Asset Value(d)	40.58%	(20.29)%	18.37%	(3.69)%	11.71%
Market Value (Unaudited)(e)	40.98%	(20.40)%	18.65%	(3.95)%	11.71%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.46%	0.46%	0.46%	0.46%	0.46%
Expenses net of reimbursements	0.45%	0.45%	0.45%	0.45%	0.45%
Net Investment Income Before Reimbursements	2.16%	2.53%	2.80%	2.92%	1.67%
Net Investment Income Net of Reimbursements	2.17%	2.54%	2.81%	2.92%	1.67%

Supplemental Data
Portfolio Turnover Rate(f)	52%	56%	53%	61%	64%
Net assets, end of period (thousands)	$418,597	$264,574	$376,264	$275,332	$244,970

See Accompanying Notes to the Financial Statements.

104	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Real Assets Allocation Index Fund
	Year ended October 31,
	2021		2020		2019		2018		2017

Net asset value, beginning of period	$25.72		$30.30		$26.45		$28.08		$25.63

PER SHARE

Investment Operations
Net Investment Income	0.83	(a)	0.86	(a)	0.76	(a)	0.80	(a)	0.66	(a)
Net Realized and Unrealized Gain (Loss)	7.78		(4.58)		3.85		(1.64)		2.54

Total from Operations	8.61		(3.72)		4.61		(0.84)		3.20

Distributions
Net Investment Income	(0.66)		(0.86)		(0.76)		(0.79)		(0.75)
From Net Realized Gains	—		—		—		0.00	(h)	—

Total from Distributions	(0.66)		(0.86)		(0.76)		(0.79)		(0.75)

Net Asset Value, end of period	$33.67		$25.72		$30.30		$26.45		$28.08

Total Return
Net Asset Value(d)	33.66%		(12.45)%		17.69%		(3.09)%		12.73%
Market Value (Unaudited)(e)	33.74%		(12.54)%		17.72%		(3.32)%		13.05%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.58	%(i)	0.58	%(i)	0.58	%(i)	0.59	%(i)	0.65	%(i)
Expenses net of reimbursements	0.12	%(i)	0.11	%(i)	0.11	%(i)	0.11	%(i)	0.11	%(i)
Net Investment Income Before Reimbursements	2.07%		2.65%		2.22%		2.39%		1.88%
Net Investment Income Net of Reimbursements	2.53%		3.11%		2.69%		2.87%		2.42%

Supplemental Data
Portfolio Turnover Rate(f)	40%		14%		4%		5%		11%
Net assets, end of period (thousands)	$30,300		$4,502		$11,361		$13,887		$6,318

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	105

Financial Highlights (cont.)

	FlexShares® Quality Dividend Index Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$43.40	$46.33	$44.53	$42.57	$37.11

PER SHARE

Investment Operations
Net Investment Income	1.16 (a)	1.24 (a)	1.24 (a)	1.20 (a)	1.23 (a)
Net Realized and Unrealized Gain (Loss)	14.89	(2.67)	2.29	1.98	5.43

Total from Operations	16.05	(1.43)	3.53	3.18	6.66

Distributions
Net Investment Income	(1.10)	(1.25)	(1.19)	(1.22)	(1.20)
From Net Realized Gains	—	(0.25)	(0.54)	—	—

Total from Distributions	(1.10)	(1.50)	(1.73)	(1.22)	(1.20)

Net Asset Value, end of period	$58.35	$43.40	$46.33	$44.53	$42.57

Total Return
Net Asset Value(d)	37.27%	(2.98)%	8.45%	7.42%	18.10%
Market Value (Unaudited)(e)	37.20%	(2.98)%	8.52%	7.40%	18.03%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.38%	0.38%	0.38%	0.37%	0.38%
Expenses net of reimbursements	0.37%	0.37%	0.37%	0.37%	0.37%
Net Investment Income Before Reimbursements	2.16%	2.79%	2.80%	2.64%	3.00%
Net Investment Income Net of Reimbursements	2.16%	2.79%	2.81%	2.64%	3.00%

Supplemental Data
Portfolio Turnover Rate(f)	51%	75%	95%	76%	89%
Net assets, end of period (thousands)	$1,642,545	$1,265,177	$1,707,344	$1,759,108	$1,815,665

See Accompanying Notes to the Financial Statements.

106	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Quality Dividend Defensive Index Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$42.61	$46.25	$44.46	$42.04	$36.82

PER SHARE

Investment Operations
Net Investment Income	1.09 (a)	1.21 (a)	1.22 (a)	1.21 (a)	1.18 (a)
Net Realized and Unrealized Gain (Loss)	13.39	(3.28)	3.35	2.45	5.18

Total from Operations	14.48	(2.07)	4.57	3.66	6.36

Distributions
Net Investment Income	(1.08)	(1.21)	(1.14)	(1.24)	(1.14)
From Net Realized Gains	—	(0.36)	(1.64)	—	—

Total from Distributions	(1.08)	(1.57)	(2.78)	(1.24)	(1.14)

Net Asset Value, end of period	$56.01	$42.61	$46.25	$44.46	$42.04

Total Return
Net Asset Value(d)	34.28%	(4.45)%	11.40%	8.69%	17.44%
Market Value (Unaudited)(e)	34.19%	(4.43)%	11.40%	8.74%	17.41%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.38%	0.38%	0.38%	0.38%	0.38%
Expenses net of reimbursements	0.37%	0.37%	0.37%	0.37%	0.37%
Net Investment Income Before Reimbursements	2.10%	2.77%	2.76%	2.70%	2.94%
Net Investment Income Net of Reimbursements	2.11%	2.77%	2.76%	2.71%	2.95%

Supplemental Data
Portfolio Turnover Rate(f)	57%	76%	91%	94%	74%
Net assets, end of period (thousands)	$448,058	$411,173	$450,963	$320,091	$313,167

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	107

Financial Highlights (cont.)

	FlexShares® Quality Dividend Dynamic Index Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$43.94	$45.49	$42.20	$41.84	$35.32

PER SHARE

Investment Operations
Net Investment Income	1.22 (a)	1.33 (a)	1.21 (a)	1.15 (a)	1.19 (a)
Net Realized and Unrealized Gain (Loss)	18.57	(1.21)	3.26	0.40	6.45

Total from Operations	19.79	0.12	4.47	1.55	7.64

Distributions
Net Investment Income	(1.14)	(1.67)	(1.18)	(1.19)	(1.12)

Total from Distributions	(1.14)	(1.67)	(1.18)	(1.19)	(1.12)

Net Asset Value, end of period	$62.59	$43.94	$45.49	$42.20	$41.84

Total Return
Net Asset Value(d)	45.38%	0.86%	10.86%	3.59%	21.81%
Market Value (Unaudited)(e)	45.32%	0.91%	10.89%	3.67%	21.59%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.38%	0.38%	0.38%	0.38%	0.38%
Expenses net of reimbursements	0.37%	0.37%	0.37%	0.37%	0.37%
Net Investment Income Before Reimbursements	2.14%	2.93%	2.81%	2.61%	2.99%
Net Investment Income Net of Reimbursements	2.15%	2.94%	2.82%	2.62%	3.00%

Supplemental Data
Portfolio Turnover Rate(f)	53%	77%	77%	77%	63%
Net assets, end of period (thousands)	$21,905	$13,181	$52,308	$44,305	$58,571

See Accompanying Notes to the Financial Statements.

108	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® International Quality Dividend Index Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$20.15	$23.06	$22.37	$26.27	$22.45

PER SHARE

Investment Operations
Net Investment Income	0.97 (a)	0.79 (a)	1.13 (a)	1.22 (a)	1.06 (a)
Net Realized and Unrealized Gain (Loss)	5.55	(2.86)	0.70	(3.86)	3.69

Total from Operations	6.52	(2.07)	1.83	(2.64)	4.75

Distributions
Net Investment Income	(0.90)	(0.84)	(1.14)	(1.26)	(0.93)

Total from Distributions	(0.90)	(0.84)	(1.14)	(1.26)	(0.93)

Net Asset Value, end of period	$25.77	$20.15	$23.06	$22.37	$26.27

Total Return
Net Asset Value(d)	32.42%	(8.94)%	8.41%	(10.48)%	21.50%
Market Value (Unaudited)(e)	32.85%	(8.93)%	9.09%	(11.30)%	21.80%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.48%	0.48%	0.48%	0.47%	0.48%
Expenses net of reimbursements	0.47%	0.47%	0.47%	0.47%	0.47%
Net Investment Income Before Reimbursements	3.80%	3.68%	4.98%	4.77%	4.27%
Net Investment Income Net of Reimbursements	3.81%	3.68%	4.98%	4.78%	4.28%

Supplemental Data
Portfolio Turnover Rate(f)	68%	74%	71%	71%	69%
Net assets, end of period (thousands)	$616,007	$453,477	$774,685	$765,167	$979,701

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	109

Financial Highlights (cont.)

	FlexShares® International Quality Dividend Defensive Index Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$19.16	$21.87	$21.39	$25.06	$22.16

PER SHARE

Investment Operations
Net Investment Income	0.93 (a)	0.74 (a)	1.09 (a)	1.14 (a)	0.99 (a)
Net Realized and Unrealized Gain (Loss)	4.62	(2.70)	0.51	(3.54)	2.81

Total from Operations	5.55	(1.96)	1.60	(2.40)	3.80

Distributions
Net Investment Income	(0.89)	(0.75)	(1.12)	(1.27)	(0.90)

Total from Distributions	(0.89)	(0.75)	(1.12)	(1.27)	(0.90)

Net Asset Value, end of period	$23.82	$19.16	$21.87	$21.39	$25.06

Total Return
Net Asset Value(d)	29.03%	(8.92)%	7.66%	(10.03)%	17.45%
Market Value (Unaudited)(e)	28.97%	(8.88)%	8.12%	(10.91)%	17.69%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Expenses net of reimbursements	0.47%	0.47%	0.47%	0.47%	0.47%
Net Investment Income Before Reimbursements	3.91%	3.65%	5.02%	4.68%	4.18%
Net Investment Income Net of Reimbursements	3.92%	3.66%	5.03%	4.68%	4.19%

Supplemental Data
Portfolio Turnover Rate(f)	65%	75%	63%	69%	72%
Net assets, end of period (thousands)	$71,459	$59,404	$78,719	$87,703	$95,217

See Accompanying Notes to the Financial Statements.

110	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® International Quality Dividend Dynamic Index Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$22.38	$24.94	$23.51	$27.82	$23.47

PER SHARE

Investment Operations
Net Investment Income	1.28 (a)	0.70 (a)	1.05 (a)	1.32 (a)	1.11 (a)
Net Realized and Unrealized Gain (Loss)	7.63	(2.45)	1.52	(4.34)	4.08

Total from Operations	8.91	(1.75)	2.57	(3.02)	5.19

Distributions
Net Investment Income	(0.90)	(0.81)	(1.14)	(1.29)	(0.84)

Total from Distributions	(0.90)	(0.81)	(1.14)	(1.29)	(0.84)

Net Asset Value, end of period	$30.39	$22.38	$24.94	$23.51	$27.82

Total Return
Net Asset Value(d)	39.87%	(6.99)%	11.30%	(11.34)%	22.37%
Market Value (Unaudited)(e)	40.37%	(7.03)%	12.23%	(12.11)%	22.91%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Expenses net of reimbursements	0.47%	0.47%	0.47%	0.47%	0.47%
Net Investment Income Before Reimbursements	4.24%	2.90%	4.36%	4.83%	4.19%
Net Investment Income Net of Reimbursements	4.25%	2.91%	4.37%	4.83%	4.20%

Supplemental Data
Portfolio Turnover Rate(f)	72%	85%	88%	75%	76%
Net assets, end of period (thousands)	$75,975	$22,376	$47,391	$63,481	$91,796

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	111

Financial Highlights (cont.)

	FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$25.73	$24.58	$23.81	$24.60	$24.82

PER SHARE

Investment Operations
Net Investment Income	1.09 (a)	0.33 (a)	0.46 (a)	0.68 (a)	0.37 (a)
Net Realized and Unrealized Gain (Loss)	0.68	1.09	0.79	(0.78)	(0.27)

Total from Operations	1.77	1.42	1.25	(0.10)	0.10

Distributions
Net Investment Income	(1.12)	(0.27)	(0.48)	(0.69)	(0.32)

Total from Distributions	(1.12)	(0.27)	(0.48)	(0.69)	(0.32)

Net Asset Value, end of period	$26.38	$25.73	$24.58	$23.81	$24.60

Total Return
Net Asset Value(d)	6.95%	5.81%	5.30%	(0.41)%	0.42%
Market Value (Unaudited)(e)	6.95%	5.85%	5.35%	(0.49)%	0.46%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.19%	0.19%	0.19%	0.18%	0.21%
Expenses net of reimbursements	0.18%	0.18%	0.18%	0.18%	0.20%
Net Investment Income Before Reimbursements	4.14%	1.33%	1.89%	2.79%	1.49%
Net Investment Income Net of Reimbursements	4.15%	1.33%	1.89%	2.80%	1.50%

Supplemental Data
Portfolio Turnover Rate(f)	53%	71%	52%	85%	134%
Net assets, end of period (thousands)	$1,437,584	$1,429,491	$1,178,722	$1,641,610	$2,113,130

See Accompanying Notes to the Financial Statements.

112	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$27.34	$25.50	$23.95	$25.06	$25.45

PER SHARE

Investment Operations
Net Investment Income	1.16 (a)	0.36 (a)	0.44 (a)	0.71 (a)	0.47 (a)
Net Realized and Unrealized Gain (Loss)	0.70	1.76	1.59	(1.08)	(0.45)

Total from Operations	1.86	2.12	2.03	(0.37)	0.02

Distributions
Net Investment Income	(1.18)	(0.28)	(0.48)	(0.74)	(0.41)

Total from Distributions	(1.18)	(0.28)	(0.48)	(0.74)	(0.41)

Net Asset Value, end of period	$28.02	$27.34	$25.50	$23.95	$25.06

Total Return
Net Asset Value(d)	6.88%	8.39%	8.53%	(1.51)%	0.08%
Market Value (Unaudited)(e)	6.96%	8.47%	8.45%	(1.51)%	0.08%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.19%	0.19%	0.19%	0.18%	0.21%
Expenses net of reimbursements	0.18%	0.18%	0.18%	0.18%	0.20%
Net Investment Income Before Reimbursements	4.17%	1.35%	1.77%	2.88%	1.86%
Net Investment Income Net of Reimbursements	4.17%	1.35%	1.78%	2.88%	1.87%

Supplemental Data
Portfolio Turnover Rate(f)	46%	66%	41%	65%	87%
Net assets, end of period (thousands)	$714,479	$596,095	$557,185	$904,027	$819,372

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	113

Financial Highlights (cont.)

	FlexShares® Disciplined Duration MBS Index Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$24.10	$23.55	$22.74	$23.86	$24.74

PER SHARE

Investment Operations
Net Investment Income	0.09 (a)	0.37 (a)	0.61 (a)	0.49 (a)	0.39 (a)
Net Realized and Unrealized Gain (Loss)	(0.16)	0.85	1.03	(0.88)	(0.50)

Total from Operations	(0.07)	1.22	1.64	(0.39)	(0.11)

Distributions
Net Investment Income	(0.61)	(0.67)	(0.83)	(0.73)	(0.77)

Total from Distributions	(0.61)	(0.67)	(0.83)	(0.73)	(0.77)

Net Asset Value, end of period	$23.42	$24.10	$23.55	$22.74	$23.86

Total Return
Net Asset Value(d)	(0.28)%	5.19%	7.36%	(1.65)%	(0.44)%
Market Value (Unaudited)(e)	(0.11)%	5.19%	7.07%	(1.31)%	(0.53)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.21%	0.21%	0.21%	0.21%	0.21%
Expenses net of reimbursements	0.20%	0.20%	0.20%	0.20%	0.20%
Net Investment Income Before Reimbursements	0.35%	1.54%	2.64%	2.09%	1.61%
Net Investment Income Net of Reimbursements	0.36%	1.54%	2.65%	2.10%	1.62%

Supplemental Data
Portfolio Turnover Rate(f)	476%	175%	61%	160%	61%
Net assets, end of period (thousands)	$111,243	$100,020	$35,330	$71,628	$38,183

See Accompanying Notes to the Financial Statements.

114	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Credit-Scored US Corporate Bond Index Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$54.70	$52.58	$48.59	$50.98	$51.49

PER SHARE

Investment Operations
Net Investment Income	0.91 (a)	1.32 (a)	1.63 (a)	1.40 (a)	1.26 (a)
Net Realized and Unrealized Gain (Loss)	(0.51)	2.39	3.94	(2.43)	(0.34)

Total from Operations	0.40	3.71	5.57	(1.03)	0.92

Distributions
Net Investment Income	(0.96)	(1.37)	(1.58)	(1.36)	(1.23)
From Net Realized Gains	(0.62)	(0.22)	—	—	(0.20)

Total from Distributions	(1.58)	(1.59)	(1.58)	(1.36)	(1.43)

Net Asset Value, end of period	$53.52	$54.70	$52.58	$48.59	$50.98

Total Return
Net Asset Value(d)	0.70%	7.20%	11.66%	(2.05)%	1.85%
Market Value (Unaudited)(e)	0.68%	7.22%	11.56%	(2.23)%	1.99%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.23%	0.23%	0.23%	0.23%	0.23%
Expenses net of reimbursements	0.22%	0.22%	0.22%	0.22%	0.22%
Net Investment Income Before Reimbursements	1.68%	2.46%	3.20%	2.83%	2.48%
Net Investment Income Net of Reimbursements	1.69%	2.46%	3.21%	2.84%	2.49%

Supplemental Data
Portfolio Turnover Rate(f)	53%	62%	65%	76%	65%
Net assets, end of period (thousands)	$315,740	$202,397	$97,275	$60,736	$50,982

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	115

Financial Highlights (cont.)

	FlexShares® Credit-Scored US Long Corporate Bond Index Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$61.81	$57.84	$48.04	$53.88	$53.83

PER SHARE

Investment Operations
Net Investment Income	1.90 (a)	1.99 (a)	2.11 (a)	2.07 (a)	2.06 (a)
Net Realized and Unrealized Gain (Loss)	1.22	3.90	9.89	(5.87)	0.74

Total from Operations	3.12	5.89	12.00	(3.80)	2.80

Distributions
Net Investment Income	(1.88)	(1.92)	(2.20)	(2.04)	(2.07)
From Net Realized Gains	(2.20)	—	—	—	(0.68)

Total from Distributions	(4.08)	(1.92)	(2.20)	(2.04)	(2.75)

Net Asset Value, end of period	$60.85	$61.81	$57.84	$48.04	$53.88

Total Return
Net Asset Value(d)	5.14%	10.34%	25.57%	(7.24)%	5.58%
Market Value (Unaudited)(e)	5.23%	10.57%	25.51%	(7.86)%	4.25%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.23%	0.23%	0.23%	0.23%	0.24%
Expenses net of reimbursements	0.22%	0.22%	0.22%	0.22%	0.22%
Net Investment Income Before Reimbursements	3.13%	3.27%	4.06%	4.05%	3.92%
Net Investment Income Net of Reimbursements	3.14%	3.28%	4.07%	4.06%	3.94%

Supplemental Data
Portfolio Turnover Rate(f)	88%	74%	44%	93%	91%
Net assets, end of period (thousands)	$60,855	$46,360	$17,352	$26,424	$18,858

See Accompanying Notes to the Financial Statements.

116	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® High Yield Value-Scored Bond Index Fund
				For the period 07/17/18* through 10/31/18

	Year ended October 31,
	2021	2020	2019

Net asset value, beginning of period	$46.25	$47.85	$48.84	$50.00

PER SHARE

Investment Operations
Net Investment Income	2.67 (a)	3.12 (a)	2.67 (a)	1.68 (a)
Net Realized and Unrealized Gain (Loss)	3.42	(1.77)	0.78	(1.60)

Total from Operations	6.09	1.35	3.45	0.08

Distributions
Net Investment Income	(2.76)	(2.95)	(3.57)	(1.24)
Tax Return of Capital	—	—	(0.87)	—

Total from Distributions	(2.76)	(2.95)	(4.44)	(1.24)

Net Asset Value, end of period	$49.58	$46.25	$47.85	$48.84

Total Return(b)
Net Asset Value(d)	13.38%	3.07%	7.48%	0.13%
Market Value (Unaudited)(e)	13.20%	3.12%	7.64%	0.13%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.38%	0.38%	0.38%	0.38%
Expenses net of reimbursements	0.37%	0.37%	0.37%	0.37%
Net Investment Income Before Reimbursements	5.40%	6.78%	5.56%	11.56%
Net Investment Income Net of Reimbursements	5.40%	6.78%	5.57%	11.57%

Supplemental Data
Portfolio Turnover Rate(b)(f)	128%	95%	44%	18%
Net assets, end of period (thousands)	$575,184	$189,623	$100,480	$48,845

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	117

Financial Highlights (cont.)

FlexShares® ESG & Climate High Yield Corporate Core Index Fund
For the period 09/20/21* through 10/31/21

Net asset value, beginning of period	$50.00

PER SHARE

Investment Operations
Net Investment Income	0.21 (a)
Net Realized and Unrealized Gain (Loss)	(0.44)

Total from Operations	(0.23)

Distributions
Net Investment Income	—

Total from Distributions	—

Net Asset Value, end of period	$49.77

Total Return(b)
Net Asset Value(d)	(0.50)%
Market Value (Unaudited)(e)	(0.50)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.23%
Expenses net of reimbursements	0.23%
Net Investment Income Before Reimbursements	3.64%
Net Investment Income Net of Reimbursements	3.64%

Supplemental Data
Portfolio Turnover Rate(b)(f)	8%
Net assets, end of period (thousands)	$49,767

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

118	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund
For the period 09/20/21* through 10/31/21

Net asset value, beginning of period	$50.00

PER SHARE

Investment Operations
Net Investment Income	0.10 (a)
Net Realized and Unrealized Gain (Loss)	(0.75)

Total from Operations	(0.65)

Distributions
Net Investment Income	—

Total from Distributions	—

Net Asset Value, end of period	$49.35

Total Return(b)
Net Asset Value(d)	(1.32)%
Market Value (Unaudited)(e)	(1.30)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.12%
Expenses net of reimbursements	0.12%
Net Investment Income Before Reimbursements	1.81%
Net Investment Income Net of Reimbursements	1.81%

Supplemental Data
Portfolio Turnover Rate(b)(f)	8%
Net assets, end of period (thousands)	$49,347

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	119

Financial Highlights (cont.)

	FlexShares® Ready Access Variable Income Fund
	Year ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$76.29	$75.89	$75.48	$75.61	$75.56

PER SHARE

Investment Operations
Net Investment Income	0.48 (a)	1.07 (a)	1.98 (a)	1.58 (a)	0.89 (a)
Net Realized and Unrealized Gain (Loss)	(0.22)	0.57	0.41	(0.24)	0.00 (h)

Total from Operations	0.26	1.64	2.39	1.34	0.89

Distributions
Net Investment Income	(0.52)	(1.23)	(1.98)	(1.47)	(0.84)
From Net Realized Gains	(0.02)	(0.01)	—	—	—

Total from Distributions	(0.54)	(1.24)	(1.98)	(1.47)	(0.84)

Net Asset Value, end of period	$76.01	$76.29	$75.89	$75.48	$75.61

Total Return
Net Asset Value(d)	0.34%	2.18%	3.21%	1.80%	1.18%
Market Value (Unaudited)(e)	0.35%	2.17%	3.18%	1.91%	1.06%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.26%	0.26%	0.26%	0.26%	0.26%
Expenses net of reimbursements	0.25%	0.25%	0.25%	0.25%	0.25%
Net Investment Income Before Reimbursements	0.62%	1.41%	2.61%	2.09%	1.17%
Net Investment Income Net of Reimbursements	0.63%	1.41%	2.62%	2.10%	1.18%

Supplemental Data
Portfolio Turnover Rate(f)	84%	79%	73%	131%	71%
Net assets, end of period (thousands)	$374,339	$469,201	$275,097	$211,350	$162,557

See Accompanying Notes to the Financial Statements.

120	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Core Select Bond Fund
									For the period 11/18/16* through 10/31/17

	Year ended October 31,
	2021		2020		2019		2018

Net asset value, beginning of period	$26.78		$25.66		$23.74		$25.08		$25.00

PER SHARE

Investment Operations
Net Investment Income	0.46	(a)	0.51	(a)	0.73	(a)	0.63	(a)	0.55	(a)
Net Realized and Unrealized Gain (Loss)	(0.39)		1.19		1.93		(1.31)		0.15

Total from Operations	0.07		1.70		2.66		(0.68)		0.70

Distributions
Net Investment Income	(0.52)		(0.58)		(0.74)		(0.66)		(0.62)
From Net Realized Gains	(0.11)		—		—		—		—

Total from Distributions	(0.63)		(0.58)		(0.74)		(0.66)		(0.62)

Net Asset Value, end of period	$26.22		$26.78		$25.66		$23.74		$25.08

Total Return(b)
Net Asset Value(d)	0.26%		6.69%		11.38%		(2.73)%		2.86%
Market Value (Unaudited)(e)	0.30%		6.57%		11.41%		(2.92)%		3.19%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.36	%(i)	0.36	%(i)	0.36	%(i)	0.36	%(i)	0.43	%(i)
Expenses net of reimbursements	0.20	%(i)	0.20	%(i)	0.19	%(i)	0.16	%(i)	0.16	%(i)
Net Investment Income Before Reimbursements	1.56%		1.76%		2.80%		2.41%		2.08%
Net Investment Income Net of Reimbursements	1.72%		1.93%		2.97%		2.61%		2.35%

Supplemental Data
Portfolio Turnover Rate(b)(f)	50%		91%		135%		53%		99%
Net assets, end of period (thousands)	$126,517		$109,123		$26,299		$38,583		$3,762

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	121

Financial Highlights (cont.)

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

(l)	Less than 0.5%.

(m)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. For the FlexShares STOXX Global ESG Select Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

(n)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

122	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® US Quality Low Volatility Index Fund

October 31, 2021

Investments	Shares	Value

COMMON STOCKS – 99.8%

Air Freight & Logistics – 2.0%

CH Robinson Worldwide, Inc.	9,204	$892,696

Expeditors International of Washington, Inc.	10,266	1,265,387

United Parcel Service, Inc., Class B	4,661	994,984
		3,153,067

Automobiles – 0.4%

Tesla, Inc.*	531	591,534

Banks – 0.1%

JPMorgan Chase & Co.	767	130,306

Beverages – 1.7%

Coca-Cola Co. (The)	11,918	671,817

PepsiCo, Inc.	12,508	2,021,293
		2,693,110

Biotechnology – 3.8%

AbbVie, Inc.	10,502	1,204,264

Amgen, Inc.	10,266	2,124,754

Gilead Sciences, Inc.	19,411	1,259,386

Regeneron Pharmaceuticals, Inc.*	2,124	1,359,233

United Therapeutics Corp.*	708	135,058
		6,082,695

Capital Markets – 2.1%

Intercontinental Exchange, Inc.	8,142	1,127,341

Nasdaq, Inc.	4,602	965,822

S&P Global, Inc.	2,714	1,286,870
		3,380,033

Chemicals – 0.9%

Ecolab, Inc.	6,254	1,389,764

Commercial Services & Supplies – 2.9%

Republic Services, Inc.	7,316	984,734

Tetra Tech, Inc.	9,027	1,585,683

Waste Connections, Inc.	7,021	954,926

Waste Management, Inc.	6,726	1,077,707
		4,603,050

Diversified Financial Services – 0.2%

Berkshire Hathaway, Inc., Class B*	1,239	355,605

Investments	Shares	Value

Diversified Telecommunication Services – 2.1%

AT&T, Inc.	16,225	$409,843

Frontier Communications Parent, Inc.*	4,307	133,345

Iridium Communications, Inc.*	20,532	832,573

Verizon Communications, Inc.	36,993	1,960,259
		3,336,020

Electric Utilities – 3.5%

American Electric Power Co., Inc.	8,614	729,692

Duke Energy Corp.	1,003	102,316

IDACORP, Inc.	10,974	1,144,808

NextEra Energy, Inc.	17,523	1,495,238

Pinnacle West Capital Corp.	9,617	620,200

PNM Resources, Inc.	16,520	821,870

Xcel Energy, Inc.	11,151	720,243
		5,634,367

Equity Real Estate Investment Trusts (REITs) – 2.7%

American Tower Corp.	1,180	332,724

Crown Castle International Corp.	3,953	712,726

Equinix, Inc.	354	296,323

Extra Space Storage, Inc.	6,254	1,234,352

Public Storage	4,248	1,411,101

SBA Communications Corp.	1,121	387,115
		4,374,341

Food & Staples Retailing – 5.5%

Albertsons Cos., Inc., Class A	27,199	841,809

Costco Wholesale Corp.	7,965	3,915,116

Kroger Co. (The)	19,883	795,718

Walmart, Inc.	22,656	3,385,259
		8,937,902

Food Products – 1.2%

Hershey Co. (The)	6,962	1,220,787

Hormel Foods Corp.	18,113	766,542
		1,987,329

Health Care Equipment & Supplies – 0.8%

Abbott Laboratories	10,679	1,376,416

Health Care Providers & Services – 0.8%

Chemed Corp.	2,596	1,251,921

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	123

FlexShares® US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Providers & Services – (continued)

UnitedHealth Group, Inc.	236	$108,671
		1,360,592

Hotels, Restaurants & Leisure – 0.0%(a)

Booking Holdings, Inc.*	24	58,099

Household Durables – 0.1%

Newell Brands, Inc.	10,561	241,741

Household Products – 0.9%

Clorox Co. (The)	4,484	730,937

Procter & Gamble Co. (The)	4,543	649,603
		1,380,540

Industrial Conglomerates – 0.2%

Roper Technologies, Inc.	531	259,059

Insurance – 5.0%

Alleghany Corp.*	1,652	1,076,080

Aon plc, Class A	3,245	1,038,141

Assurant, Inc.	4,956	799,452

Chubb Ltd.	5,723	1,118,160

Markel Corp.*	649	852,221

Progressive Corp. (The)	10,266	974,038

Travelers Cos., Inc. (The)	7,965	1,281,409

W R Berkley Corp.	11,033	878,227
		8,017,728

Interactive Media & Services – 5.9%

Alphabet, Inc., Class A*	1,268	3,754,447

Alphabet, Inc., Class C*	1,496	4,436,253

Meta Platforms, Inc., Class A*	4,189	1,355,435
		9,546,135

IT Services – 6.8%

Accenture plc, Class A	8,850	3,175,291

Akamai Technologies, Inc.*	4,956	522,660

Globant SA*	2,891	922,778

Mastercard, Inc., Class A	6,903	2,316,095

Visa, Inc., Class A	18,644	3,948,240
		10,885,064

Investments	Shares	Value

Life Sciences Tools & Services – 2.0%

Charles River Laboratories International, Inc.*	2,065	$926,524

ICON plc*	5,015	1,438,152

QIAGEN NV*	15,871	884,967
		3,249,643

Media – 1.4%

Cable One, Inc.	413	706,730

Charter Communications, Inc., Class A*	2,360	1,592,740
		2,299,470

Metals & Mining – 2.2%

Agnico Eagle Mines Ltd.	21,889	1,161,212

Newmont Corp.	23,659	1,277,586

Royal Gold, Inc.	10,915	1,080,803
		3,519,601

Multiline Retail – 2.5%

Dollar General Corp.	4,189	927,947

Ollie’s Bargain Outlet Holdings, Inc.*	11,741	794,396

Target Corp.	8,968	2,328,272
		4,050,615

Multi-Utilities – 1.7%

Ameren Corp.	6,254	527,150

CMS Energy Corp.	7,906	477,127

Consolidated Edison, Inc.	8,083	609,458

WEC Energy Group, Inc.	12,921	1,163,665
		2,777,400

Pharmaceuticals – 9.1%

Bristol-Myers Squibb Co.	9,735	568,524

Eli Lilly and Co.	14,691	3,742,679

Johnson & Johnson	40,179	6,544,355

Merck & Co., Inc.	22,951	2,020,836

Zoetis, Inc.	8,496	1,836,835
		14,713,229

Professional Services – 0.6%

Verisk Analytics, Inc.	4,661	980,068

Road & Rail – 2.8%

JB Hunt Transport Services, Inc.	4,897	965,639

See Accompanying Notes to the Financial Statements.

124	FLEXSHARES ANNUAL REPORT

FlexShares® US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Road & Rail – (continued)

Landstar System, Inc.	5,133	$902,433

Old Dominion Freight Line, Inc.	4,543	1,550,753

Saia, Inc.*	3,363	1,051,408
		4,470,233

Semiconductors & Semiconductor Equipment – 0.2%

NVIDIA Corp.	1,062	271,522

Software – 16.5%

Adobe, Inc.*	7,080	4,604,549

Atlassian Corp. plc, Class A*	2,832	1,297,424

Check Point Software Technologies Ltd.*	9,853	1,178,419

Intuit, Inc.	4,779	2,991,606

Microsoft Corp.	44,191	14,654,619

Tyler Technologies, Inc.*	1,770	961,499

Zoom Video Communications, Inc., Class A*	3,245	891,239
		26,579,355

Specialty Retail – 5.3%

AutoZone, Inc.*	118	210,611

Home Depot, Inc. (The)	18,998	7,062,316

O’Reilly Automotive, Inc.*	2,065	1,285,091
		8,558,018

Technology Hardware, Storage & Peripherals – 4.5%

Apple, Inc.	48,852	7,318,030

Tobacco – 0.0%(a)

Philip Morris International, Inc.	767	72,512

Water Utilities – 0.8%

American Water Works Co., Inc.	7,198	1,253,748

Wireless Telecommunication Services – 0.6%

T-Mobile US, Inc.*	7,788	895,854
Total Common Stocks (Cost $129,948,213)		160,783,795

Investments	Principal Amount	Value

SHORT-TERM INVESTMENTS – 0.0%(a)

U.S. TREASURY OBLIGATIONS – 0.0%(a)

U.S. Treasury Bills 0.04%, 1/27/2022(b) (c) (Cost $34,997)	$35,000	$34,996
Total Investments – 99.8% (Cost $129,983,210)		160,818,791

Other assets less liabilities – 0.2%		255,701
NET ASSETS – 100.0%		$161,074,492

*	Non-income producing security.

(a)	Represents less than 0.05% of net assets.

(b)	All or a portion of the security pledged as collateral for Futures Contracts.

(c)	The rate shown was the current yield as of October 31, 2021.

Percentages	shown are based on Net Assets.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$32,885,740
Aggregate gross unrealized depreciation	(2,060,546)
Net unrealized appreciation	$30,825,194
Federal income tax cost	$130,002,138

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	125

FlexShares® US Quality Low Volatility Index Fund (cont.)

Futures Contracts

FlexShares® US Quality Low Volatility Index Fund had the following open futures contracts as of October 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
Micro E-mini S&P 500 Index	10	12/17/2021	USD	$229,850	$8,541

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	99.8%
Short-Term Investments	0.0 †
Others(1)	0.2
100.0%

†	Amount represents less than 0.05%.

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

126	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund

October 31, 2021

Investments	Shares	Value

COMMON STOCKS – 99.3%

Aerospace & Defense – 0.1%

Elbit Systems Ltd.	81	$12,778

Singapore Technologies Engineering Ltd.	18,900	53,680
		66,458

Air Freight & Logistics – 1.2%

Deutsche Post AG (Registered)	2,781	172,244

DSV A/S	675	157,033

SG Holdings Co. Ltd.	21,600	539,882
		869,159

Auto Components – 0.6%

Bridgestone Corp.	2,700	118,845

Pirelli & C SpA(a)	47,709	293,282
		412,127

Banks – 12.7%

Australia & New Zealand Banking Group Ltd.	43,011	909,078

Bank Hapoalim BM	36,396	358,559

Bank Leumi Le-Israel BM	73,602	703,414

Bank of Nova Scotia (The)	17,469	1,143,507

Bankinter SA	51,759	285,235

BOC Hong Kong Holdings Ltd.	189,000	600,112

Chiba Bank Ltd. (The)	32,400	200,609

Commonwealth Bank of Australia	17,064	1,341,659

Danske Bank A/S	4,101	69,473

FinecoBank Banca Fineco SpA*	17,685	337,995

Hang Seng Bank Ltd.	32,400	616,425

Royal Bank of Canada	14,121	1,467,522

Shizuoka Bank Ltd. (The)	40,500	325,705

Skandinaviska Enskilda Banken AB, Class A	3,915	61,197

Sumitomo Mitsui Financial Group, Inc.	18,200	593,924

Swedbank AB, Class A	2,916	63,233

Toronto-Dominion Bank (The)	6,831	495,097
		9,572,744

Investments	Shares	Value

Beverages – 0.6%

Budweiser Brewing Co. APAC Ltd.(a)	37,800	$104,230

Carlsberg A/S, Class B	648	107,003

Suntory Beverage & Food Ltd.	5,400	209,085
		420,318

Building Products – 0.4%

AGC, Inc.	6,700	333,164

Capital Markets – 2.3%

Deutsche Boerse AG	3,726	619,191

Euronext NV(a)	1,809	203,903

Japan Exchange Group, Inc.	16,200	382,677

Singapore Exchange Ltd.	72,900	523,301
		1,729,072

Chemicals – 5.8%

Air Liquide SA	6,723	1,122,215

Akzo Nobel NV	3,240	372,774

Chr Hansen Holding A/S	3,105	247,305

Covestro AG(a)	3,699	237,149

Givaudan SA (Registered)	135	636,624

Kansai Paint Co. Ltd.	5,400	124,694

Koninklijke DSM NV	2,835	620,236

Novozymes A/S, Class B	8,667	637,990

Symrise AG	2,916	403,426
		4,402,413

Commercial Services & Supplies – 1.4%

Brambles Ltd.	47,763	360,183

Secom Co. Ltd.	6,500	441,162

Securitas AB, Class B	16,551	273,650
		1,074,995

Diversified Financial Services – 0.9%

Groupe Bruxelles Lambert SA	3,105	360,224

Investor AB, Class A	1,836	42,438

Investor AB, Class B	9,180	211,530

L E Lundbergforetagen AB, Class B	297	17,104

Sofina SA	81	35,845
		667,141

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	127

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Telecommunication Services – 5.1%

BT Group plc*	122,148	$232,566

Elisa OYJ	9,126	551,076

Koninklijke KPN NV	79,582	238,069

Nippon Telegraph & Telephone Corp.	21,100	589,930

Orange SA	34,695	378,823

Proximus SADP	15,849	298,687

Singapore Telecommunications Ltd.	164,700	305,339

Spark New Zealand Ltd.	11,880	38,811

Swisscom AG (Registered)	1,107	603,807

Telecom Italia SpA	415,908	148,292

Telefonica Deutschland Holding AG	104,112	271,450

Telia Co. AB	8,613	33,892

United Internet AG (Registered)	3,996	147,425
		3,838,167

Electric Utilities – 4.0%

Chubu Electric Power Co., Inc.	45,900	474,599

CLP Holdings Ltd.	34,000	332,830

Emera, Inc.	4,212	195,657

Fortis, Inc.	6,372	283,194

Hydro One Ltd.(a)	9,801	233,807

Iberdrola SA	76,626	905,820

Power Assets Holdings Ltd.	94,500	576,423
		3,002,330

Electrical Equipment – 0.3%

Signify NV(a)	4,131	200,068

Electronic Equipment, Instruments & Components – 1.3%

Halma plc	8,964	363,953

Hirose Electric Co. Ltd.	2,100	349,739

Keyence Corp.	400	240,333
		954,025

Entertainment – 0.0%(b)

Bollore SA	4,482	25,986

Equity Real Estate Investment Trusts (REITs) – 0.8%

Link REIT	67,500	598,723

Food & Staples Retailing – 4.9%

Coles Group Ltd.	7,101	91,417

Investments	Shares	Value

Food & Staples Retailing – (continued)

Etablissements Franz Colruyt NV	4,104	$201,563

ICA Gruppen AB	5,319	274,977

J Sainsbury plc	83,295	341,845

Jeronimo Martins SGPS SA	11,097	251,703

Kesko OYJ, Class B	4,806	156,229

Koninklijke Ahold Delhaize NV	22,491	732,159

Lawson, Inc.	4,200	202,956

Loblaw Cos. Ltd.	5,076	381,166

Tesco plc	112,860	417,543

Tsuruha Holdings, Inc.	2,500	308,046

Welcia Holdings Co. Ltd.	8,100	302,263
		3,661,867

Food Products – 5.5%

MEIJI Holdings Co. Ltd.	3,700	233,309

Nestle SA (Registered)	27,405	3,623,609

Yakult Honsha Co. Ltd.	5,400	271,835
		4,128,753

Gas Utilities – 1.1%

Osaka Gas Co. Ltd.	13,500	217,373

Toho Gas Co. Ltd.	12,200	360,570

Tokyo Gas Co. Ltd.	16,200	281,165
		859,108

Health Care Equipment & Supplies – 2.9%

Coloplast A/S, Class B	2,673	436,189

ConvaTec Group plc(a)	48,492	142,114

Hoya Corp.	6,000	880,070

Sysmex Corp.	6,000	740,364
		2,198,737

Health Care Providers & Services – 0.1%

Sonic Healthcare Ltd.	1,566	47,084

Hotels, Restaurants & Leisure – 0.3%

McDonald’s Holdings Co. Japan Ltd.	5,400	241,052

Household Durables – 0.8%

Rinnai Corp.	1,100	112,484

SEB SA	1,350	211,378

Sekisui House Ltd.	13,500	279,590
		603,452

See Accompanying Notes to the Financial Statements.

128	FLEXSHARES ANNUAL REPORT

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Household Products – 1.0%

Lion Corp.	13,400	$222,697

Reckitt Benckiser Group plc	6,291	510,935
		733,632

Independent Power and Renewable Electricity Producers – 0.4%

Uniper SE	7,209	318,771

Industrial Conglomerates – 0.8%

Jardine Matheson Holdings Ltd.	10,800	625,644

Insurance – 2.4%

Admiral Group plc	11,826	465,241

Ageas SA	216	10,524

AIA Group Ltd.	10,800	121,966

Direct Line Insurance Group plc	58,698	235,266

Fairfax Financial Holdings Ltd.	1,242	502,241

Gjensidige Forsikring ASA	864	21,459

Japan Post Insurance Co. Ltd.	2,700	43,806

NN Group NV	411	22,031

Sampo OYJ, Class A	2,430	129,357

Tryg A/S	11,720	278,125
		1,830,016

IT Services – 2.7%

Adyen NV* (a)	54	163,134

CGI, Inc.*	3,375	301,029

Fujitsu Ltd.	1,900	327,012

Itochu Techno-Solutions Corp.	5,400	170,015

Nomura Research Institute Ltd.	8,100	322,508

NTT Data Corp.	5,400	108,118

Obic Co. Ltd.	3,100	570,656

Shopify, Inc., Class A*	54	79,203
		2,041,675

Leisure Products – 0.4%

Bandai Namco Holdings, Inc.	4,000	304,740

Machinery – 2.0%

GEA Group AG	6,777	334,020

Knorr-Bremse AG	2,160	227,819

Kone OYJ, Class B	7,722	526,883

Schindler Holding AG	1,539	401,193

Investments	Shares	Value

Machinery – (continued)

Schindler Holding AG (Registered)	189	$48,566
		1,538,481

Marine – 0.8%

Hapag-Lloyd AG(a)	108	23,234

Kuehne + Nagel International AG (Registered)	1,917	604,839
		628,073

Media – 0.5%

Pearson plc	42,120	347,802

Metals & Mining – 0.4%

Franco-Nevada Corp.	2,301	327,807

Multiline Retail – 0.9%

Wesfarmers Ltd.	16,254	698,930

Oil, Gas & Consumable Fuels – 0.1%

Idemitsu Kosan Co. Ltd.	2,700	73,760

Personal Products – 1.4%

Beiersdorf AG	2,484	264,177

Kobayashi Pharmaceutical Co. Ltd.	8,100	647,147

Unilever plc	2,430	130,306
		1,041,630

Pharmaceuticals – 12.9%

AstraZeneca plc	5,913	737,091

GlaxoSmithKline plc	71,766	1,484,059

Hikma Pharmaceuticals plc	7,614	251,216

Novartis AG (Registered)	2,376	196,685

Novo Nordisk A/S, Class B	26,028	2,851,668

Ono Pharmaceutical Co. Ltd.	2,700	56,486

Roche Holding AG	9,072	3,515,121

Roche Holding AG – BR	108	46,450

Sanofi	3,105	310,566

Santen Pharmaceutical Co. Ltd.	17,000	238,693
		9,688,035

Professional Services – 1.9%

RELX plc	24,840	770,879

Wolters Kluwer NV	6,102	640,058
		1,410,937

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	129

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – 3.1%

CK Asset Holdings Ltd.	13,500	$83,387

Daito Trust Construction Co. Ltd.	400	49,533

Deutsche Wohnen SE* (c)	3,528	216,387

Hang Lung Properties Ltd.	108,000	250,735

Henderson Land Development Co. Ltd.	135,000	565,750

Hongkong Land Holdings Ltd.	2,700	14,877

New World Development Co. Ltd.	27,000	117,142

PSP Swiss Property AG (Registered)	2,295	287,330

Sun Hung Kai Properties Ltd.	45,000	598,724

Wharf Real Estate Investment Co. Ltd.	27,000	152,371
		2,336,236

Road & Rail – 0.4%

MTR Corp. Ltd.	54,000	294,329

Semiconductors & Semiconductor Equipment – 1.0%

ASML Holding NV	972	787,955

Software – 2.1%

Dassault Systemes SE	10,800	629,664

Nice Ltd.*	1,134	319,777

Open Text Corp.	5,184	260,716

Oracle Corp. Japan	2,700	254,549

SAP SE	783	113,556
		1,578,262

Specialty Retail – 1.8%

ABC-Mart, Inc.	5,400	258,102

Nitori Holdings Co. Ltd.	3,200	585,275

Yamada Holdings Co. Ltd.	124,200	473,817
		1,317,194

Technology Hardware, Storage & Peripherals – 0.8%

FUJIFILM Holdings Corp.	8,100	625,197

Textiles, Apparel & Luxury Goods – 2.7%

Hermes International	513	813,624

LVMH Moet Hennessy Louis Vuitton SE	1,566	1,227,258
		2,040,882

Investments	Shares	Value

Tobacco – 0.9%

Japan Tobacco, Inc.	35,100	$688,148

Trading Companies & Distributors – 1.6%

ITOCHU Corp.	21,600	614,139

MonotaRO Co. Ltd.	27,000	610,919
		1,225,058

Water Utilities – 0.8%

Pennon Group plc	15,174	242,525

United Utilities Group plc	23,463	334,002
		576,527

Wireless Telecommunication Services – 2.4%

KDDI Corp.	25,800	798,267

Rogers Communications, Inc., Class B	729	33,852

SoftBank Corp.	45,900	625,753

Vodafone Group plc	247,401	366,391
		1,824,263
Total Common Stocks (Cost $67,222,791)		74,810,927

Total Investments – 99.3% (Cost $67,222,791)		74,810,927

Other assets less liabilities – 0.7%		560,030
NET ASSETS – 100.0%		$75,370,957

*	Non-income producing security.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Represents less than 0.05% of net assets.

(c)

Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021 amounted to $216,387, which represents approximately 0.29% of net assets of the Fund.

Percentages shown are based on Net Assets.

Abbreviations

OYJ – Public Limited Company

See Accompanying Notes to the Financial Statements.

130	FLEXSHARES ANNUAL REPORT

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,905,087
Aggregate gross unrealized depreciation	(2,564,444)
Net unrealized appreciation	$7,340,643
Federal income tax cost	$67,480,249

Futures Contracts

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund had the following open futures contracts as of October 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
MSCI EAFE E-Mini Index	5	12/17/2021	USD	$584,900	$4,748

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund had the following outstanding contracts as of October 31, 2021:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
AUD	141,644	Morgan Stanley	USD	104,952	12/15/2021	$1,455
CAD	6,535	Citibank NA	USD	5,246	12/15/2021	26
CAD	7,999	Toronto-Dominion Bank (The)	USD	6,306	12/15/2021	147
CHF	37,160	Morgan Stanley	USD	40,039	12/15/2021	682
DKK	58,667	Bank of New York	USD	9,114	12/15/2021	22
EUR	79,445	Morgan Stanley	USD	91,822	12/15/2021	213
GBP	45,643	Citibank NA	USD	62,023	12/15/2021	552
ILS	38,719	Toronto-Dominion Bank (The)	USD	12,229	12/15/2021	40
JPY	14,298,839	Citibank NA	USD	125,264	12/15/2021	200
NOK	170,805	Morgan Stanley	USD	19,986	12/15/2021	199
NZD	20,383	Citibank NA	USD	14,122	12/15/2021	454
SEK	92,881	Morgan Stanley	USD	10,598	12/15/2021	224
SGD	38,124	Toronto-Dominion Bank (The)	USD	28,104	12/15/2021	162
USD	60,182	Bank of New York	DKK	378,042	12/15/2021	1,309
USD	145,461	BNP Paribas SA	EUR	122,771	12/15/2021	3,232
USD	61,642	Morgan Stanley	EUR	52,991	12/15/2021	253
USD	48,812	Morgan Stanley	GBP	35,259	12/15/2021	473
USD	160,897	Toronto-Dominion Bank (The)	GBP	116,815	12/15/2021	746
USD	65,510	BNP Paribas SA	HKD	509,308	12/15/2021	31
USD	76,299	BNP Paribas SA	JPY	8,587,129	12/15/2021	952
USD	102,472	Citibank NA	JPY	11,644,786	12/15/2021	295
USD	169,261	Morgan Stanley	JPY	18,933,055	12/15/2021	3,135
Total unrealized appreciation						$14,802

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	131

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

Forward Foreign Currency Contracts (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
AUD	15,423	Bank of New York	USD	11,630	12/15/2021	$(44)
CAD	10,519	Morgan Stanley	USD	8,518	12/15/2021	(31)
CHF	25,082	BNP Paribas SA	USD	27,497	12/15/2021	(11)
DKK	52,098	Citibank NA	USD	8,187	12/15/2021	(73)
EUR	157,791	Toronto-Dominion Bank (The)	USD	184,527	12/15/2021	(1,728)
GBP	11,553	BNP Paribas SA	USD	15,940	12/15/2021	(101)
GBP	20,075	Morgan Stanley	USD	27,817	12/15/2021	(295)
GBP	16,076	Toronto-Dominion Bank (The)	USD	22,103	12/15/2021	(63)
HKD	355,868	Citibank NA	USD	45,769	12/15/2021	(16)
HKD	243,445	Toronto-Dominion Bank (The)	USD	31,301	12/15/2021	(3)
JPY	2,517,017	BNP Paribas SA	USD	22,903	12/15/2021	(818)
JPY	2,974,091	Morgan Stanley	USD	27,024	12/15/2021	(928)
NOK	69,316	Citibank NA	USD	8,317	12/15/2021	(126)
NZD	12,229	Morgan Stanley	USD	8,803	12/15/2021	(57)
SEK	109,602	Morgan Stanley	USD	12,835	12/15/2021	(66)
SGD	8,365	Bank of New York	USD	6,219	12/15/2021	(17)
SGD	49,238	BNP Paribas SA	USD	36,636	12/15/2021	(130)
USD	32,125	Morgan Stanley	AUD	43,473	12/15/2021	(533)
USD	42,200	Toronto-Dominion Bank (The)	CAD	53,830	12/15/2021	(1,231)
USD	34,997	Citibank NA	CHF	32,252	12/15/2021	(346)
USD	85,645	Morgan Stanley	CHF	78,437	12/15/2021	(308)
USD	21,275	Toronto-Dominion Bank (The)	CHF	19,771	12/15/2021	(391)
USD	247,259	Bank of New York	EUR	214,091	12/15/2021	(761)
USD	36,526	BNP Paribas SA	HKD	284,118	12/15/2021	(2)
USD	784	BNP Paribas SA	ILS	2,512	12/15/2021	(12)
USD	35,545	Citibank NA	NOK	309,199	12/15/2021	(995)
USD	41,546	Toronto-Dominion Bank (The)	NZD	58,517	12/15/2021	(304)
USD	85,422	Citibank NA	SEK	734,867	12/15/2021	(195)
Total unrealized depreciation						$(9,585)
Net unrealized appreciation						$5,217

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

132	FLEXSHARES ANNUAL REPORT

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2021:

Australia	4.6%
Belgium	1.2
Canada	7.6
Denmark	6.4
Finland	1.8
France	6.5
Germany	4.4
Hong Kong	6.7
Israel	1.9
Italy	1.0
Japan	23.9
Netherlands	5.0
New Zealand	0.1
Norway	0.0 †
Portugal	0.3
Singapore	2.0
Spain	1.6
Sweden	1.3
Switzerland	13.2
United Kingdom	9.8
Other[1]	0.7
100.0%

†	Amount represents less than 0.05%.
[1]	Includes any non-equity securities and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	99.3%
Others(1)	0.7
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	133

Schedule of Investments

FlexShares® Emerging Markets Quality Low Volatility Index Fund

October 31, 2021

Investments	Shares	Value

COMMON STOCKS – 99.0%

Air Freight & Logistics – 0.5%

Agility Public Warehousing Co. KSC	25,482	$84,531

Auto Components – 0.7%

MRF Ltd.	108	111,500

Automobiles – 1.0%

Bajaj Auto Ltd.	2,370	117,335

Hero MotoCorp Ltd.	1,014	35,981
		153,316

Banks – 19.8%

Agricultural Bank of China Ltd., Class H	162,000	55,187

Al Rajhi Bank	7,080	261,614

Bank Central Asia Tbk. PT	15,000	7,914

Bank of China Ltd., Class H	804,000	284,225

Bank of Communications Co. Ltd., Class H	162,000	96,421

Banque Centrale Populaire	2,442	77,395

Chang Hwa Commercial Bank Ltd.	121,200	71,477

China Construction Bank Corp., Class H	204,000	138,727

China Merchants Bank Co. Ltd., Class H	2,000	16,853

Commercial Bank PSQC (The)	20,976	35,200

Commercial International Bank Egypt SAE*	43,128	140,036

E.Sun Financial Holding Co. Ltd.	83,519	79,739

First Financial Holding Co. Ltd.	109,260	89,974

Grupo Elektra SAB de CV	330	25,396

Hong Leong Bank Bhd.	18,600	84,533

Hua Nan Financial Holdings Co. Ltd.	135,484	99,146

Industrial & Commercial Bank of China Ltd., Class H	258,000	141,287

Itau Unibanco Holding SA (Preference)	1,200	4,962

Kuwait Finance House KSCP	39,624	109,362

Malayan Banking Bhd.	45,785	89,005

Masraf Al Rayan QSC	103,608	135,877

Mega Financial Holding Co. Ltd.	126,000	151,335

National Bank of Kuwait SAKP	67,110	220,398

Investments	Shares	Value

Banks – (continued)

Postal Savings Bank of China Co. Ltd., Class H(a)	120,000	$87,311

Qatar Islamic Bank SAQ	25,794	130,493

Qatar National Bank QPSC	45,576	256,608

Saudi National Bank (The)	1,482	26,037

Sberbank of Russia PJSC	12,360	62,027

SinoPac Financial Holdings Co. Ltd.	114,000	58,008

Taiwan Cooperative Financial Holding Co. Ltd.	118,207	96,067
		3,132,614

Biotechnology – 0.4%

Celltrion, Inc.*	67	11,496

Green Cross Corp.	228	53,558

Seegene, Inc.	66	3,005
		68,059

Capital Markets – 0.9%

Macquarie Korea Infrastructure Fund	11,664	136,748

Chemicals – 4.0%

Asian Paints Ltd.	3,906	161,709

PhosAgro PJSC	1,356	107,049

Pidilite Industries Ltd.	3,012	93,063

SABIC Agri-Nutrients Co.	4,038	176,553

Yanbu National Petrochemical Co.	4,458	90,446
		628,820

Commercial Services & Supplies – 0.8%

S-1 Corp.	1,710	121,897

Construction Materials – 0.7%

ACC Ltd.	348	10,844

LafargeHolcim Maroc SA	396	100,404
		111,248

Diversified Consumer Services – 0.3%

China East Education Holdings Ltd.* (a)	51,000	48,581

Diversified Telecommunication Services – 5.3%

China Tower Corp. Ltd., Class H(a)	516,000	66,995

Chunghwa Telecom Co. Ltd.	39,000	154,971

See Accompanying Notes to the Financial Statements.

134	FLEXSHARES ANNUAL REPORT

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Telecommunication Services – (continued)

Emirates Integrated Telecommunications Co. PJSC	46,734	$78,247

Emirates Telecommunications Group Co. PJSC	12,978	90,450

Itissalat Al-Maghrib	7,830	123,691

Saudi Telecom Co.	6,018	187,717

Telefonica Brasil SA	10,800	87,212

TIME dotCom Bhd.	47,400	51,738
		841,021

Electric Utilities – 0.6%

Cia de Transmissao de Energia Eletrica Paulista (Preference)	3,600	15,531

Manila Electric Co.	14,400	81,984
		97,515

Electronic Equipment, Instruments & Components – 1.0%

Hon Hai Precision Industry Co. Ltd.	19,000	73,107

WPG Holdings Ltd.	48,000	89,584
		162,691

Entertainment – 0.4%

NetEase, Inc., ADR	576	56,212

Food & Staples Retailing – 2.3%

BIM Birlesik Magazalar A/S	13,962	90,247

President Chain Store Corp.	9,000	90,943

Puregold Price Club, Inc.	71,640	60,044

Raia Drogasil SA*	2,400	9,899

Sun Art Retail Group Ltd.	93,000	54,755

Wal-Mart de Mexico SAB de CV	16,800	58,726
		364,614

Food Products – 6.2%

Almarai Co. JSC	4,284	60,418

Dali Foods Group Co. Ltd.(a)	231,000	128,580

International Holding Co. PJSC*	2,940	117,259

Nestle Malaysia Bhd.	3,900	126,672

Orion Corp.	816	82,400

Tingyi Cayman Islands Holding Corp.	70,000	131,019

Uni-President China Holdings Ltd.	108,000	92,186

Uni-President Enterprises Corp.	42,000	100,588

Investments	Shares	Value

Food Products – (continued)

Want Want China Holdings Ltd.	186,000	$144,180
		983,302

Gas Utilities – 1.8%

China Resources Gas Group Ltd.	14,000	75,228

ENN Energy Holdings Ltd.	5,200	90,042

Petronas Gas Bhd.	31,200	126,126
		291,396

Health Care Providers & Services – 5.0%

Apollo Hospitals Enterprise Ltd.	2,028	115,429

Bangkok Dusit Medical Services PCL, NVDR	163,800	116,004

Bangkok Dusit Medical Services PCL, Class F	17,400	12,375

Bumrungrad Hospital PCL, NVDR	30,600	134,176

Celltrion Healthcare Co. Ltd.*	808	55,939

Dr Sulaiman Al Habib Medical Services Group Co.	1,740	76,913

IHH Healthcare Bhd.	59,400	93,812

Mitra Keluarga Karyasehat Tbk. PT(a)	589,800	94,917

Mouwasat Medical Services Co.	1,542	73,916

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	8,400	15,398
		788,879

Hotels, Restaurants & Leisure – 1.1%

Jubilant Foodworks Ltd.	1,110	54,688

Yum China Holdings, Inc.	2,214	126,375
		181,063

Household Durables – 0.6%

Coway Co. Ltd.	1,326	90,098

Household Products – 0.1%

Hindustan Unilever Ltd.	528	16,875

Independent Power and Renewable Electricity Producers – 0.2%

Unipro PJSC	846,000	32,523

Industrial Conglomerates – 0.4%

Enka Insaat ve Sanayi A/S	59,766	68,374

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	135

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – 0.5%

Ping An Insurance Group Co. of China Ltd., Class H	12,000	$86,232

Interactive Media & Services – 3.9%

Baidu, Inc., ADR*	264	42,831

Tencent Holdings Ltd.	9,400	581,228
		624,059

Internet & Direct Marketing Retail – 6.0%

Alibaba Group Holding Ltd., ADR*	4,872	803,588

JD.com, Inc., ADR*	1,314	102,860

Pinduoduo, Inc., ADR*	480	42,681
		949,129

IT Services – 3.6%

Infosys Ltd.	4,854	108,108

Mphasis Ltd.	210	9,074

Samsung SDS Co. Ltd.	174	22,782

Tata Consultancy Services Ltd.	7,020	318,534

Tech Mahindra Ltd.	5,328	105,153
		563,651

Life Sciences Tools & Services – 0.0%(b)

Divi’s Laboratories Ltd.	84	5,777

Marine – 0.7%

MISC Bhd.	4,200	7,171

Orient Overseas International Ltd.	5,500	101,600
		108,771

Metals & Mining – 1.1%

Polyus PJSC	546	108,298

Vale SA	5,400	68,599
		176,897

Multiline Retail – 0.0%(b)

Robinson PCL* (c)	600	353

Multi-Utilities – 0.7%

Qatar Electricity & Water Co. QSC	24,546	113,258

Oil, Gas & Consumable Fuels – 2.5%

China Shenhua Energy Co. Ltd., Class H	66,000	142,197

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Petroleo Brasileiro SA (Preference)	1,200	$5,801

Petronas Dagangan Bhd.	16,200	79,651

Qatar Fuel QSC	16,242	82,035

Surgutneftegas PJSC (Preference)	156,600	85,239
		394,923

Personal Products – 0.0%(b)

Hengan International Group Co. Ltd.	500	2,613

Pharmaceuticals – 2.8%

Alkem Laboratories Ltd.	2,328	112,252

Cadila Healthcare Ltd.	5,370	36,058

Dr Reddy’s Laboratories Ltd.	552	34,346

Lupin Ltd.	2,262	27,879

Richter Gedeon Nyrt.	2,760	77,391

Sino Biopharmaceutical Ltd.	90,000	66,640

Yuhan Corp.	1,620	83,041
		437,607

Professional Services – 0.4%

51job, Inc., ADR*	1,134	67,541

Road & Rail – 0.4%

CJ Logistics Corp.*	546	66,349

Semiconductors & Semiconductor Equipment – 8.4%

MediaTek, Inc.	1,600	52,531

Taiwan Semiconductor Manufacturing Co. Ltd.	60,000	1,272,992
		1,325,523

Specialty Retail – 2.8%

Abu Dhabi National Oil Co. for Distribution PJSC	98,028	114,224

Home Product Center PCL, NVDR	251,600	110,702

Jarir Marketing Co.	2,154	116,460

Zhongsheng Group Holdings Ltd.	10,500	94,957
		436,343

Technology Hardware, Storage & Peripherals – 3.6%

Lite-On Technology Corp.	7,000	15,430

Samsung Electronics Co. Ltd.	9,312	556,226
		571,656

See Accompanying Notes to the Financial Statements.

136	FLEXSHARES ANNUAL REPORT

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Textiles, Apparel & Luxury Goods – 0.3%

Li Ning Co. Ltd.	500	$5,560

Page Industries Ltd.	90	45,235
		50,795

Thrifts & Mortgage Finance – 0.1%

Housing Development Finance Corp. Ltd.	318	12,081

Tobacco – 0.6%

KT&G Corp.	1,398	97,024

Transportation Infrastructure – 0.8%

Westports Holdings Bhd.	114,600	123,705

Water Utilities – 0.5%

Guangdong Investment Ltd.	62,000	78,107

Wireless Telecommunication Services – 5.2%

Advanced Info Service PCL, NVDR	16,800	95,689

Far EasTone Telecommunications Co. Ltd.	38,000	83,629

Globe Telecom, Inc.	1,950	115,894

Intouch Holdings PCL, NVDR	54,000	122,459

Maxis Bhd.	71,400	80,521

Mobile Telecommunications Co. KSCP	42,696	84,415

PLDT, Inc.	3,060	99,673

Taiwan Mobile Co. Ltd.	25,000	88,192

Vodacom Group Ltd.	5,736	51,164
		821,636
Total Common Stocks (Cost $14,649,196)		15,685,907

Total Investments – 99.0% (Cost $14,649,196)		15,685,907

Other assets less liabilities – 1.0%		157,784
NET ASSETS – 100.0%		$15,843,691
*	Non-income producing security.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Represents less than 0.05% of net assets.

(c)

Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021 amounted to $353, which represents approximately 0.00% of net assets of the Fund.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

NVDR – Non-Voting Depositary Receipt

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,953,629
Aggregate gross unrealized depreciation	(972,600)
Net unrealized appreciation	$981,029
Federal income tax cost	$14,703,259

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	137

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

Futures Contracts

FlexShares® Emerging Markets Quality Low Volatility Index Fund had the following open futures contracts as of October 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI Emerging Markets E-Mini Index	3	12/17/2021	USD	$189,300	$(1,621)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Emerging Markets Quality Low Volatility Index Fund had the following outstanding contracts as of October 31, 2021:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	5,145	JPMorgan Chase Bank	HKD	40,000	12/15/2021	$2
Net unrealized appreciation						$2

Abbreviations:

HKD — Hong Kong Dollar

USD — US Dollar

FlexShares® Emerging Markets Quality Low Volatility Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2021:

Brazil	1.2%
China	25.7
Egypt	0.9
Hungary	0.5
India	9.7
Indonesia	0.7
Kuwait	3.1
Malaysia	5.4
Mexico	0.5
Morocco	1.9
Philippines	2.3
Qatar	4.8
Russia	2.5
Saudi Arabia	6.8
South Africa	0.3
South Korea	8.7
Taiwan	16.8
Thailand	3.7
Turkey	1.0
United Arab Emirates	2.5
Other[1]	1.0
100.0%

[1]	Includes any non-equity securities and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

138	FLEXSHARES ANNUAL REPORT

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

Security Type	% of Net Assets
Common Stocks	99.0%
Others(1)	1.0
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	139

Schedule of Investments

FlexShares® Morningstar US Market Factor Tilt Index Fund

October 31, 2021

Investments	Shares	Value

COMMON STOCKS – 99.3%

Aerospace & Defense – 1.2%

AAR Corp.*	2,895	$102,396

Aerojet Rocketdyne Holdings, Inc.(a)	2,123	93,433

AeroVironment, Inc.* (a)	772	68,793

Axon Enterprise, Inc.*	2,509	451,520

Boeing Co. (The)*	14,475	2,996,759

BWX Technologies, Inc.(a)	2,509	142,361

Curtiss-Wright Corp.	2,702	344,991

Ducommun, Inc.*	193	9,339

General Dynamics Corp.	7,334	1,486,969

HEICO Corp.	2,316	322,827

HEICO Corp., Class A	1,930	242,562

Hexcel Corp.* (a)	5,404	306,623

Howmet Aerospace, Inc.	12,738	378,191

Huntington Ingalls Industries, Inc.	1,351	273,888

Kaman Corp.(a)	5,018	179,594

Kratos Defense & Security Solutions, Inc.* (a)	2,702	57,796

L3Harris Technologies, Inc.(a)	6,562	1,512,804

Lockheed Martin Corp.	7,913	2,629,648

Maxar Technologies, Inc.(a)	4,825	128,104

Mercury Systems, Inc.*	5,018	258,628

Moog, Inc., Class A	7,527	568,514

National Presto Industries, Inc.	193	16,048

Northrop Grumman Corp.	5,018	1,792,530

Parsons Corp.*	2,702	93,597

Raytheon Technologies Corp.	49,601	4,407,545

Spirit AeroSystems Holdings, Inc., Class A	7,913	326,728

Textron, Inc.	8,106	598,628

TransDigm Group, Inc.*	1,737	1,083,575

Triumph Group, Inc.*	9,264	189,449

Vectrus, Inc.*	1,158	56,082

Virgin Galactic Holdings, Inc.* (a)	6,948	130,275
		21,250,197

Investments	Shares	Value

Air Freight & Logistics – 0.5%

Air Transport Services Group, Inc.* (a)	17,949	$446,751

Atlas Air Worldwide Holdings, Inc.*	7,141	579,278

CH Robinson Worldwide, Inc.	4,053	393,100

Echo Global Logistics, Inc.*	3,088	148,934

Expeditors International of Washington, Inc.	4,439	547,151

FedEx Corp.	7,913	1,863,749

Forward Air Corp.(a)	965	97,040

Hub Group, Inc., Class A* (a)	9,457	743,037

United Parcel Service, Inc., Class B	19,493	4,161,171
		8,980,211

Airlines – 0.2%

Alaska Air Group, Inc.*	5,404	285,331

Allegiant Travel Co.* (a)	965	169,136

American Airlines Group, Inc.* (a)	27,599	529,901

Delta Air Lines, Inc.*	14,282	558,855

Hawaiian Holdings, Inc.* (a)	7,334	141,913

JetBlue Airways Corp.* (a)	23,546	330,350

Mesa Air Group, Inc.* (a)	4,439	33,470

SkyWest, Inc.* (a)	5,404	232,534

Southwest Airlines Co.* (a)	16,984	803,003

Spirit Airlines, Inc.*	193	4,217

United Airlines Holdings, Inc.* (a)	5,983	276,056
		3,364,766

Auto Components – 0.5%

Adient plc* (a)	24,318	1,012,115

American Axle & Manufacturing Holdings, Inc.* (a)	11,387	103,394

Aptiv plc* (a)	6,562	1,134,504

Autoliv, Inc.(a)	4,053	392,533

BorgWarner, Inc.	10,808	487,117

Dana, Inc.(a)	28,564	633,835

Dorman Products, Inc.* (a)	965	100,727

See Accompanying Notes to the Financial Statements.

140	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Auto Components – (continued)

Fox Factory Holding Corp.* (a)	1,930	$310,633

Gentex Corp.(a)	10,615	375,665

Gentherm, Inc.* (a)	1,158	85,263

Goodyear Tire & Rubber Co. (The)*	58,865	1,125,499

LCI Industries(a)	1,930	269,505

Lear Corp.	2,509	431,172

Luminar Technologies, Inc.* (a)	2,895	47,449

Modine Manufacturing Co.*	772	8,492

Patrick Industries, Inc.	1,737	135,330

Standard Motor Products, Inc.(a)	1,351	64,713

Tenneco, Inc., Class A*	21,037	279,161

Veoneer, Inc.* (a)	24,511	862,787

Visteon Corp.*	2,702	305,812
		8,165,706

Automobiles – 1.8%

Ford Motor Co.*	135,100	2,307,508

General Motors Co.*	49,987	2,720,792

Harley-Davidson, Inc.	6,948	253,533

Tesla, Inc.*	22,388	24,940,232

Thor Industries, Inc.(a)	3,088	314,852

Winnebago Industries, Inc.	6,562	444,182
		30,981,099

Banks – 6.6%

1st Source Corp.	5,597	270,223

Allegiance Bancshares, Inc.	4,053	158,756

Ameris Bancorp(a)	14,475	758,345

Associated Banc-Corp.	33,775	752,507

Atlantic Union Bankshares Corp.	19,686	706,137

Banc of California, Inc.(a)	3,860	78,474

BancFirst Corp.(a)	3,474	225,845

Bancorp, Inc. (The)*	13,703	418,627

Bank of America Corp.	251,286	12,006,445

Bank of Hawaii Corp.(a)	2,509	212,010

Bank OZK	29,722	1,327,682

BankUnited, Inc.(a)	22,967	931,541

Investments	Shares	Value

Banks – (continued)

Banner Corp.	5,790	$334,430

Berkshire Hills Bancorp, Inc.(a)	4,053	110,039

BOK Financial Corp.	7,913	800,558

Brookline Bancorp, Inc.(a)	2,895	46,465

Bryn Mawr Bank Corp.	579	26,831

Cadence Bank(a)	47,555	1,380,052

Camden National Corp.	5,211	248,044

Cathay General Bancorp(a)	15,247	643,271

Central Pacific Financial Corp.	4,053	111,417

CIT Group, Inc.(a)	23,353	1,156,674

Citigroup, Inc.	68,129	4,711,802

Citizens Financial Group, Inc.	15,826	749,836

City Holding Co.(a)	579	46,077

Columbia Banking System, Inc.(a)	6,369	217,374

Comerica, Inc.	6,369	541,938

Commerce Bancshares, Inc.(a)	3,088	217,735

Community Bank System, Inc.(a)	3,474	248,982

Community Trust Bancorp, Inc.(a)	2,123	92,733

ConnectOne Bancorp, Inc.	5,211	175,767

CrossFirst Bankshares, Inc.* (a)	2,702	38,449

Cullen/Frost Bankers, Inc.	3,088	399,896

Customers Bancorp, Inc.*	5,018	267,409

CVB Financial Corp.	23,546	471,391

Dime Community Bancshares, Inc.	11,773	420,061

Eagle Bancorp, Inc.(a)	5,790	327,656

East West Bancorp, Inc.	6,562	521,548

Eastern Bankshares, Inc.	6,176	128,275

Enterprise Financial Services Corp.	11,387	535,417

FB Financial Corp.	1,351	61,241

Fifth Third Bancorp	25,669	1,117,371

Financial Institutions, Inc.	4,825	154,014

First Bancorp/NC(a)	5,983	289,697

First Bancorp/PR	57,707	787,700

First Bancshares, Inc. (The)	4,439	178,670

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	141

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

First Busey Corp.	14,475	$368,968

First Citizens BancShares, Inc., Class A(a)	386	314,165

First Commonwealth Financial Corp.	25,476	389,783

First Financial Bancorp(a)	16,984	403,879

First Financial Bankshares, Inc.(a)	6,755	342,614

First Financial Corp.	3,860	165,401

First Foundation, Inc.(a)	10,229	272,194

First Hawaiian, Inc.	25,862	713,533

First Horizon Corp.	26,055	442,153

First Interstate BancSystem, Inc., Class A(a)	2,509	104,299

First Merchants Corp.	14,089	585,821

First Midwest Bancorp, Inc.	19,879	382,671

First Republic Bank	4,439	960,289

Flushing Financial Corp.(a)	5,404	129,804

FNB Corp.(a)	64,269	748,734

Fulton Financial Corp.	30,687	494,061

German American Bancorp, Inc.(a)	772	30,432

Glacier Bancorp, Inc.	4,825	266,774

Great Southern Bancorp, Inc.	2,509	141,583

Great Western Bancorp, Inc.(a)	6,755	230,008

Hancock Whitney Corp.	19,686	974,063

Hanmi Financial Corp.	7,720	171,307

HarborOne Bancorp, Inc.	2,316	33,281

Heartland Financial USA, Inc.	9,457	473,985

Heritage Commerce Corp.(a)	13,703	164,299

Heritage Financial Corp.(a)	3,474	86,294

Hilltop Holdings, Inc.(a)	17,370	615,593

Home BancShares, Inc.(a)	36,863	875,865

Hope Bancorp, Inc.(a)	28,757	419,565

Horizon Bancorp, Inc.(a)	12,352	235,553

Huntington Bancshares, Inc.	47,671	750,341

Independent Bank Corp. — MA	1,158	97,851

Independent Bank Corp. — MI	11,773	265,246

Investments	Shares	Value

Banks – (continued)

Independent Bank Group, Inc.	10,229	$739,454

International Bancshares Corp.(a)	14,475	613,740

Investors Bancorp, Inc.	58,479	894,729

JPMorgan Chase & Co.	101,132	17,181,315

KeyCorp	36,091	839,837

Lakeland Bancorp, Inc.(a)	12,352	222,089

Lakeland Financial Corp.(a)	772	55,484

Live Oak Bancshares, Inc.(a)	965	86,059

M&T Bank Corp.(a)	4,632	681,460

Metropolitan Bank Holding Corp.*	1,737	157,824

Midland States Bancorp, Inc.	4,825	123,809

National Bank Holdings Corp., Class A(a)	1,158	50,222

NBT Bancorp, Inc.(a)	6,369	233,679

Nicolet Bankshares, Inc.* (a)	3,860	277,495

OceanFirst Financial Corp.(a)	16,791	372,256

OFG Bancorp	15,440	399,896

Old National Bancorp(a)	43,811	748,292

Pacific Premier Bancorp, Inc.	19,107	802,303

PacWest Bancorp	27,792	1,319,286

Park National Corp.(a)	965	124,089

Peoples Bancorp, Inc.	6,369	203,553

People’s United Financial, Inc.	21,809	373,806

Pinnacle Financial Partners, Inc.	18,335	1,770,611

PNC Financial Services Group, Inc. (The)	14,282	3,013,930

Popular, Inc.	20,458	1,666,099

Preferred Bank(a)	2,316	158,808

Prosperity Bancshares, Inc.	20,072	1,511,622

QCR Holdings, Inc.(a)	1,737	95,778

Regions Financial Corp.	35,705	845,494

Renasant Corp.(a)	6,562	245,484

S&T Bancorp, Inc.	4,632	141,554

Sandy Spring Bancorp, Inc.	9,457	448,829

Seacoast Banking Corp. of Florida(a)	5,018	182,806

ServisFirst Bancshares, Inc.(a)	1,544	123,999

See Accompanying Notes to the Financial Statements.

142	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Signature Bank	2,123	$632,272

Silvergate Capital Corp., Class A*	193	30,228

Simmons First National Corp., Class A	21,037	628,796

South State Corp.(a)	1,544	120,571

Southside Bancshares, Inc.(a)	965	39,874

Sterling Bancorp(a)	48,250	1,227,962

Stock Yards Bancorp, Inc.(a)	772	47,285

SVB Financial Group*	1,544	1,107,666

Synovus Financial Corp.	35,705	1,663,496

Texas Capital Bancshares, Inc.*	9,843	596,486

Tompkins Financial Corp.	386	31,694

Towne Bank	14,282	450,169

TriCo Bancshares	772	33,837

TriState Capital Holdings, Inc.*	10,615	318,981

Triumph Bancorp, Inc.* (a)	579	67,917

Truist Financial Corp.	45,355	2,878,682

Trustmark Corp.(a)	16,405	521,843

UMB Financial Corp.	1,351	133,506

Umpqua Holdings Corp.(a)	59,251	1,211,683

United Bankshares, Inc.(a)	26,827	992,331

United Community Banks, Inc.	22,195	773,274

Univest Financial Corp.	5,983	171,712

US Bancorp	46,127	2,784,687

Valley National Bancorp(a)	86,078	1,141,394

Veritex Holdings, Inc.	6,176	252,907

Washington Trust Bancorp, Inc.(a)	5,404	295,383

Webster Financial Corp.(a)	18,914	1,058,427

Wells Fargo & Co.	136,644	6,990,707

WesBanco, Inc.(a)	11,387	395,926

Westamerica Bancorp	2,895	161,425

Western Alliance Bancorp(a)	4,825	560,134

Wintrust Financial Corp.	11,966	1,058,991

Zions Bancorp NA	7,720	486,283
		113,628,041

Investments	Shares	Value

Beverages – 1.0%

Boston Beer Co., Inc. (The), Class A* (a)	193	$95,049

Brown-Forman Corp., Class A(a)	1,544	98,862

Brown-Forman Corp., Class B	4,825	327,569

Celsius Holdings, Inc.*	1,930	186,284

Coca-Cola Co. (The)	108,273	6,103,349

Coca-Cola Consolidated, Inc.(a)	772	309,881

Constellation Brands, Inc., Class A	5,018	1,087,952

Keurig Dr Pepper, Inc.	28,757	1,037,840

Molson Coors Beverage Co., Class B(a)	7,334	323,356

Monster Beverage Corp.*	11,580	984,300

National Beverage Corp.(a)	772	43,541

PepsiCo, Inc.	38,793	6,268,949
		16,866,932

Biotechnology – 2.4%

AbbVie, Inc.	58,865	6,750,050

Abeona Therapeutics, Inc.* (a)	63,690	51,735

ACADIA Pharmaceuticals, Inc.* (a)	14,282	256,362

Acceleron Pharma, Inc.*	1,351	235,317

Adamas Pharmaceuticals, Inc.*	17,949	145,566

Agenus, Inc.*	2,316	8,893

Agios Pharmaceuticals, Inc.* (a)	4,825	226,775

Albireo Pharma, Inc.*	4,246	124,068

Aldeyra Therapeutics, Inc.*	10,615	96,597

Alector, Inc.* (a)	5,211	113,287

Alkermes plc* (a)	5,211	157,841

Allakos, Inc.* (a)	3,088	310,591

Allogene Therapeutics, Inc.* (a)	6,562	113,129

Alnylam Pharmaceuticals, Inc.*	3,860	615,902

Altimmune, Inc.* (a)	7,034	75,967

Amgen, Inc.	18,721	3,874,685

Amicus Therapeutics, Inc.* (a)	17,756	186,438

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	143

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Biotechnology – (continued)

Anavex Life Sciences Corp.* (a)	5,597	$104,888

Anika Therapeutics, Inc.* (a)	3,281	136,654

Apellis Pharmaceuticals, Inc.* (a)	1,158	35,597

Arena Pharmaceuticals, Inc.*	2,123	121,839

Arrowhead Pharmaceuticals, Inc.*	3,474	221,711

Atara Biotherapeutics, Inc.*	8,492	131,456

Beam Therapeutics, Inc.* (a)	3,088	274,122

BioAtla, Inc.* (a)	2,509	73,338

BioCryst Pharmaceuticals, Inc.* (a)	16,791	250,690

Biogen, Inc.*	4,825	1,286,731

BioMarin Pharmaceutical, Inc.*	3,281	259,954

Bioxcel Therapeutics, Inc.* (a)	193	5,624

Blueprint Medicines Corp.* (a)	3,667	412,501

Bridgebio Pharma, Inc.*	386	19,061

C4 Therapeutics, Inc.*	2,895	128,596

CareDx, Inc.* (a)	1,351	68,901

Catalyst Pharmaceuticals, Inc.*	39,951	235,711

Coherus Biosciences, Inc.* (a)	11,580	193,733

Crinetics Pharmaceuticals, Inc.* (a)	7,334	182,837

CRISPR Therapeutics AG* (a)	2,702	246,774

Curis, Inc.* (a)	7,720	50,180

Cytokinetics, Inc.*	2,123	74,114

CytomX Therapeutics, Inc.* (a)	19,493	115,593

Denali Therapeutics, Inc.* (a)	2,123	102,647

DermTech, Inc.* (a)	2,509	68,621

Dicerna Pharmaceuticals, Inc.* (a)	2,316	48,196

Dynavax Technologies Corp.* (a)	6,369	127,189

Eagle Pharmaceuticals, Inc.* (a)	1,737	90,967

Editas Medicine, Inc.* (a)	4,053	148,826

Investments	Shares	Value

Biotechnology – (continued)

Emergent BioSolutions, Inc.* (a)	9,071	$432,415

Enanta Pharmaceuticals, Inc.*	1,930	165,690

Epizyme, Inc.* (a)	2,509	10,538

Exact Sciences Corp.* (a)	3,474	330,794

Exelixis, Inc.*	9,650	207,572

Fate Therapeutics, Inc.* (a)	1,930	103,834

Gilead Sciences, Inc.	40,723	2,642,108

Gritstone bio, Inc.*	5,018	55,148

Halozyme Therapeutics, Inc.* (a)	4,053	154,298

Heron Therapeutics, Inc.* (a)	16,019	176,369

Homology Medicines, Inc.* (a)	193	1,106

Horizon Therapeutics plc*	7,141	856,277

Ideaya Biosciences, Inc.*	2,509	53,793

ImmunoGen, Inc.* (a)	24,318	146,638

Incyte Corp.*	4,439	297,324

Inmune Bio, Inc.* (a)	2,316	42,591

Inovio Pharmaceuticals, Inc.* (a)	19,300	137,802

Insmed, Inc.*	2,895	87,284

Intellia Therapeutics, Inc.* (a)	4,053	538,968

Invitae Corp.* (a)	13,124	347,786

Ionis Pharmaceuticals, Inc.*	3,667	116,867

Iovance Biotherapeutics, Inc.*	10,808	262,742

Ironwood Pharmaceuticals, Inc.* (a)	15,054	192,240

IVERIC bio, Inc.* (a)	7,720	136,644

Kadmon Holdings, Inc.* (a)	22,967	217,038

Kodiak Sciences, Inc.* (a)	386	45,197

Krystal Biotech, Inc.* (a)	2,702	135,343

Kura Oncology, Inc.*	9,071	148,946

Kymera Therapeutics, Inc.*	2,316	136,366

Ligand Pharmaceuticals, Inc.*	579	84,499

MacroGenics, Inc.*	5,404	105,540

Madrigal Pharmaceuticals, Inc.*	579	45,017

MEI Pharma, Inc.*	39,179	110,485

MeiraGTx Holdings plc* (a)	11,966	257,269

Mirati Therapeutics, Inc.* (a)	965	182,404

Moderna, Inc.*	11,966	4,130,783

See Accompanying Notes to the Financial Statements.

144	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Biotechnology – (continued)

Morphic Holding, Inc.* (a)	1,737	$99,878

Mustang Bio, Inc.*	52,689	118,023

Myriad Genetics, Inc.*	3,281	100,956

Natera, Inc.*	3,474	398,016

Neurocrine Biosciences, Inc.*	2,509	264,474

Novavax, Inc.* (a)	2,509	373,414

Nurix Therapeutics, Inc.*	3,281	109,749

Oncocyte Corp.* (a)	17,756	58,240

OPKO Health, Inc.* (a)	32,231	122,155

Palatin Technologies, Inc.* (a)	180,262	73,547

Precision BioSciences, Inc.*	965	9,158

Prothena Corp. plc* (a)	1,544	85,460

PTC Therapeutics, Inc.* (a)	386	14,641

Regeneron Pharmaceuticals, Inc.*	3,860	2,470,168

REGENXBIO, Inc.*	5,018	177,838

Rigel Pharmaceuticals, Inc.*	6,948	23,345

Sage Therapeutics, Inc.* (a)	9,457	381,685

Sangamo Therapeutics, Inc.* (a)	13,317	108,134

Sarepta Therapeutics, Inc.*	5,790	458,163

Seagen, Inc.*	4,053	714,665

Selecta Biosciences, Inc.* (a)	15,054	54,044

Sorrento Therapeutics, Inc.* (a)	20,458	140,342

Syndax Pharmaceuticals, Inc.* (a)	3,860	75,077

TG Therapeutics, Inc.* (a)	2,509	78,331

Travere Therapeutics, Inc.* (a)	1,158	33,362

Trevena, Inc.* (a)	69,287	69,980

Twist Bioscience Corp.* (a)	3,088	366,854

Ultragenyx Pharmaceutical, Inc.*	1,930	161,966

United Therapeutics Corp.*	2,123	404,983

Vanda Pharmaceuticals, Inc.*	1,544	26,433

Vaxart, Inc.* (a)	11,387	76,407

Veracyte, Inc.* (a)	1,544	73,927

Vertex Pharmaceuticals, Inc.*	7,720	1,427,660

Viking Therapeutics, Inc.* (a)	579	3,370

Investments	Shares	Value

Biotechnology – (continued)

Vir Biotechnology, Inc.* (a)	5,211	$196,611

XBiotech, Inc.(a)	579	8,488

XOMA Corp.* (a)	3,281	82,025

Y-mAbs Therapeutics, Inc.*	193	4,740
		41,102,278

Building Products – 0.7%

A O Smith Corp.	3,667	267,948

AAON, Inc.(a)	2,702	193,598

Advanced Drainage Systems, Inc.	1,737	195,934

Allegion plc	2,895	371,428

American Woodmark Corp.*	193	13,267

Apogee Enterprises, Inc.(a)	5,211	218,497

Armstrong World Industries, Inc.	2,123	224,295

AZEK Co., Inc. (The)*	4,632	169,948

Builders FirstSource, Inc.* (a)	9,457	551,059

Carlisle Cos., Inc.	1,544	344,188

Carrier Global Corp.	25,476	1,330,611

Cornerstone Building Brands, Inc.* (a)	12,352	176,757

Fortune Brands Home & Security, Inc.	4,439	450,115

Gibraltar Industries, Inc.*	965	62,879

Griffon Corp.	6,948	184,053

Insteel Industries, Inc.(a)	386	15,699

JELD-WEN Holding, Inc.*	17,370	476,112

Johnson Controls International plc	25,090	1,840,853

Lennox International, Inc.	965	288,805

Masco Corp.	7,527	493,395

Masonite International Corp.*	6,755	810,668

Owens Corning	4,439	414,647

PGT Innovations, Inc.*	6,369	135,978

Quanex Building Products Corp.(a)	4,632	95,975

Resideo Technologies, Inc.*	33,775	832,892

Simpson Manufacturing Co., Inc.	1,544	163,803

Trane Technologies plc	5,983	1,082,504

Trex Co., Inc.*	3,860	410,704

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	145

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Building Products – (continued)

UFP Industries, Inc.(a)	1,930	$157,932

Zurn Water Solutions Corp.	4,825	175,051
		12,149,595

Capital Markets – 3.3%

Affiliated Managers Group, Inc.(a)	10,422	1,749,645

Ameriprise Financial, Inc.	4,053	1,224,533

Apollo Global Management, Inc.(a)	5,211	400,986

Ares Management Corp.	3,860	327,096

Artisan Partners Asset Management, Inc., Class A(a)	15,440	764,898

AssetMark Financial Holdings, Inc.*	4,825	123,713

B. Riley Financial, Inc.(a)	4,053	290,438

Bank of New York Mellon Corp. (The)	25,090	1,485,328

BGC Partners, Inc., Class A(a)	54,426	292,268

BlackRock, Inc.	4,825	4,552,194

Blackstone, Inc., Class A	18,142	2,511,216

Blucora, Inc.*	16,019	264,634

Brightsphere Investment Group, Inc.	6,562	196,729

Carlyle Group, Inc. (The)	3,088	173,391

Charles Schwab Corp. (The)	40,916	3,356,339

CME Group, Inc.	9,071	2,000,609

Cohen & Steers, Inc.(a)	772	73,255

Cowen, Inc., Class A(a)	8,492	320,403

Evercore, Inc., Class A(a)	2,509	380,967

FactSet Research Systems, Inc.	965	428,354

Federated Hermes, Inc., Class B(a)	19,107	636,454

Focus Financial Partners, Inc., Class A* (a)	11,966	752,183

Franklin Resources, Inc.	11,194	352,499

GCM Grosvenor, Inc., Class A(a)	1,930	22,098

Goldman Sachs Group, Inc. (The)	11,387	4,706,816

Investments	Shares	Value

Capital Markets – (continued)

Greenhill & Co., Inc.(a)	5,211	$81,917

Hamilton Lane, Inc., Class A(a)	3,088	322,727

Houlihan Lokey, Inc.(a)	1,737	194,683

Interactive Brokers Group, Inc., Class A	2,895	205,111

Intercontinental Exchange, Inc.	16,598	2,298,159

Invesco Ltd.	16,984	431,563

Janus Henderson Group plc(a)	39,179	1,821,823

Jefferies Financial Group, Inc.	10,422	448,146

KKR & Co., Inc.	15,826	1,260,857

LPL Financial Holdings, Inc.	3,088	506,494

MarketAxess Holdings, Inc.	1,158	473,240

Moelis & Co., Class A(a)	1,544	112,311

Moody’s Corp.	4,825	1,950,024

Morgan Stanley	49,408	5,078,154

Morningstar, Inc.	579	183,398

MSCI, Inc.	2,123	1,411,540

Nasdaq, Inc.	3,088	648,079

Northern Trust Corp.(b)	7,334	902,375

Open Lending Corp., Class A*	7,334	231,168

Piper Sandler Cos.(a)	3,474	572,133

PJT Partners, Inc., Class A(a)	1,544	126,284

Raymond James Financial, Inc.	5,790	570,836

S&P Global, Inc.	6,562	3,111,438

Sculptor Capital Management, Inc.	3,281	86,947

SEI Investments Co.(a)	3,281	206,834

State Street Corp.	11,580	1,141,209

StepStone Group, Inc., Class A	2,316	108,806

Stifel Financial Corp.	23,160	1,687,669

StoneX Group, Inc.*	4,825	333,456

T. Rowe Price Group, Inc.	7,527	1,632,456

Tradeweb Markets, Inc., Class A	4,439	395,515

Victory Capital Holdings, Inc., Class A(a)	1,158	43,888

Virtu Financial, Inc., Class A	20,844	518,599

See Accompanying Notes to the Financial Statements.

146	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

Virtus Investment Partners, Inc.(a)	772	$247,040

WisdomTree Investments, Inc.(a)	20,651	131,960
		56,863,885

Chemicals – 1.9%
AdvanSix, Inc.*	8,878	431,471
Air Products and Chemicals, Inc.	5,597	1,678,037
Albemarle Corp.	3,281	821,792
Ashland Global Holdings, Inc.	2,123	203,829
Avient Corp.(a)	2,895	155,983
Axalta Coating Systems Ltd.*	10,808	337,102
Balchem Corp.(a)	2,123	325,010
Cabot Corp.	13,510	720,758
Celanese Corp.	3,860	623,429
CF Industries Holdings, Inc.	8,685	493,308
Chase Corp.(a)	386	37,056
Chemours Co. (The)(a)	40,144	1,124,835
Corteva, Inc.	18,914	816,139
Diversey Holdings Ltd.*	2,316	40,298
Dow, Inc.	23,160	1,296,265
DuPont de Nemours, Inc.	16,791	1,168,654
Eastman Chemical Co.(a)	4,439	461,789
Ecolab, Inc.	6,562	1,458,208
Ecovyst, Inc.	10,229	119,475
Element Solutions, Inc.	16,598	376,941
Ferro Corp.*	6,562	137,933
FMC Corp.	4,632	421,558
GCP Applied Technologies, Inc.*	3,474	78,547
Hawkins, Inc.	772	28,309
HB Fuller Co.(a)	1,544	108,867
Huntsman Corp.	48,443	1,578,273
Ingevity Corp.*	1,544	120,293
Innospec, Inc.	772	69,951
International Flavors & Fragrances, Inc.(a)	9,457	1,394,435
Koppers Holdings, Inc.* (a)	6,948	243,805
Kraton Corp.*	7,527	343,608
Kronos Worldwide, Inc.(a)	4,632	60,355
Linde plc	14,668	4,682,026
Livent Corp.* (a)	7,720	217,858

Investments	Shares	Value

Chemicals – (continued)
Loop Industries, Inc.* (a)	7,334	$115,217
LyondellBasell Industries NV, Class A(a)	10,229	949,456
Minerals Technologies, Inc.	8,685	616,114
Mosaic Co. (The)	8,685	361,035
NewMarket Corp.(a)	2,123	721,841
Olin Corp.	35,319	2,012,477
PPG Industries, Inc.(a)	5,597	898,710
Quaker Chemical Corp.(a)	772	189,788
RPM International, Inc.(a)	5,211	454,399
Scotts Miracle-Gro Co. (The)	1,351	200,569
Sensient Technologies Corp.(a)	1,351	129,156
Sherwin-Williams Co. (The)	6,369	2,016,489
Stepan Co.(a)	579	69,492
Trinseo plc	6,562	367,866
Tronox Holdings plc, Class A	25,669	598,601
Valvoline, Inc.	6,755	229,400

Westlake Chemical Corp.	386	37,573
		32,144,380

Commercial Services & Supplies – 0.6%

ABM Industries, Inc.	14,475	637,045

ACCO Brands Corp.	28,178	233,032

ADT, Inc.(a)	22,774	190,163

Brady Corp., Class A(a)	4,632	241,281

BrightView Holdings, Inc.* (a)	8,492	134,683

Brink’s Co. (The)(a)	1,544	106,351

Casella Waste Systems, Inc., Class A* (a)	1,351	117,159

Cimpress plc* (a)	2,316	206,865

Cintas Corp.	2,316	1,003,060

Clean Harbors, Inc.* (a)	2,702	304,083

Copart, Inc.*	5,404	839,187

CoreCivic, Inc., REIT*	13,896	119,645

Covanta Holding Corp.(a)	3,667	74,000

Deluxe Corp.(a)	6,562	234,067

Driven Brands Holdings, Inc.* (a)	3,667	119,067

Ennis, Inc.	6,948	131,595

Herman Miller, Inc.(a)	14,862	578,410

HNI Corp.(a)	3,860	144,364

IAA, Inc.*	5,211	310,836

Interface, Inc.(a)	16,212	232,804

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	147

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Commercial Services & Supplies – (continued)

KAR Auction Services, Inc.* (a)	33,003	$484,154

Kimball International, Inc., Class B	1,351	14,685

Matthews International Corp., Class A(a)	5,018	172,469

MSA Safety, Inc.	2,123	324,883

Pitney Bowes, Inc.	20,651	143,318

Republic Services, Inc.	5,597	753,356

Rollins, Inc.	5,211	183,584

SP Plus Corp.* (a)	5,018	161,830

Steelcase, Inc., Class A	6,369	75,791

Stericycle, Inc.* (a)	3,088	206,649

Tetra Tech, Inc.(a)	2,123	372,926

UniFirst Corp.	772	152,825

US Ecology, Inc.* (a)	5,404	173,955

Viad Corp.* (a)	2,509	111,324

Waste Management, Inc.	10,229	1,638,993
		10,928,439

Communications Equipment – 0.9%

ADTRAN, Inc.(a)	4,246	78,466

Applied Optoelectronics, Inc.* (a)	10,808	82,681

Arista Networks, Inc.*	1,351	553,491

CalAmp Corp.* (a)	10,229	98,403

Calix, Inc.* (a)	4,246	265,757

Casa Systems, Inc.*	1,351	8,552

Ciena Corp.*	4,053	220,037

Cisco Systems, Inc.	145,522	8,144,866

CommScope Holding Co., Inc.*	39,758	425,808

Comtech Telecommunications Corp.(a)	9,264	199,825

Digi International, Inc.* (a)	3,860	83,183

Extreme Networks, Inc.*	16,212	159,364

F5 Networks, Inc.*	1,544	326,016

Harmonic, Inc.*	3,088	28,008

Infinera Corp.* (a)	7,141	54,200

Juniper Networks, Inc.	13,317	393,118

Lumentum Holdings, Inc.* (a)	19,686	1,625,670

Investments	Shares	Value

Communications Equipment – (continued)

Motorola Solutions, Inc.(a)	4,825	$1,199,447

NETGEAR, Inc.* (a)	8,299	239,260

NetScout Systems, Inc.* (a)	12,738	344,690

Plantronics, Inc.* (a)	9,650	258,234

Ribbon Communications, Inc.* (a)	30,687	167,858

Ubiquiti, Inc.(a)	386	117,935

Viasat, Inc.* (a)	1,351	80,641

Viavi Solutions, Inc.*	18,721	288,304
		15,443,814

Construction & Engineering – 0.4%

AECOM*	6,176	422,253

Ameresco, Inc., Class A* (a)	1,351	110,958

API Group Corp.*	39,951	870,133

Arcosa, Inc.(a)	1,544	79,871

Argan, Inc.	386	15,926

Comfort Systems USA, Inc.	3,474	317,767

Construction Partners, Inc., Class A* (a)	1,158	41,236

Dycom Industries, Inc.* (a)	1,544	122,625

EMCOR Group, Inc.	11,773	1,430,302

Granite Construction, Inc.(a)	3,860	143,283

Great Lakes Dredge & Dock Corp.* (a)	11,387	173,310

MasTec, Inc.*	3,088	275,233

MYR Group, Inc.* (a)	2,123	216,865

Orbital Energy Group, Inc.* (a)	13,124	35,041

Primoris Services Corp.	12,159	327,685

Quanta Services, Inc.	5,404	655,397

Sterling Construction Co., Inc.* (a)	6,562	157,751

Tutor Perini Corp.*	11,773	160,348

Valmont Industries, Inc.	772	184,477

WillScot Mobile Mini Holdings Corp.* (a)	13,124	456,059
		6,196,520

Construction Materials – 0.1%

Eagle Materials, Inc.	1,930	286,335

Forterra, Inc.* (a)	4,632	110,334

Martin Marietta Materials, Inc.	1,737	682,363

See Accompanying Notes to the Financial Statements.

148	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction Materials – (continued)

Summit Materials, Inc., Class A* (a)	5,404	$192,653

Vulcan Materials Co.	3,474	660,477
		1,932,162

Consumer Finance – 0.8%

Ally Financial, Inc.	14,089	672,609

American Express Co.	18,528	3,219,796

Capital One Financial Corp.	15,633	2,361,052

Credit Acceptance Corp.* (a)	579	346,364

Curo Group Holdings Corp.	4,053	69,631

Discover Financial Services	9,843	1,115,409

Encore Capital Group, Inc.* (a)	8,106	437,886

Enova International, Inc.* (a)	7,913	256,698

FirstCash, Inc.	1,351	119,523

Green Dot Corp., Class A*	2,702	114,457

LendingClub Corp.*	9,650	443,514

LendingTree, Inc.*	193	31,148

Navient Corp.(a)	36,477	718,597

Nelnet, Inc., Class A(a)	4,632	382,742

OneMain Holdings, Inc.	5,211	275,193

PRA Group, Inc.* (a)	11,773	504,826

PROG Holdings, Inc.	16,598	671,389

Santander Consumer USA Holdings, Inc.	5,211	217,299

SLM Corp.	76,621	1,405,995

Synchrony Financial	18,914	878,555

Upstart Holdings, Inc.*	1,158	372,922

World Acceptance Corp.*	386	71,560
		14,687,165

Containers & Packaging – 0.5%

Amcor plc	53,847	649,933

AptarGroup, Inc.	1,544	186,484

Avery Dennison Corp.	1,930	420,200

Ball Corp.	8,685	794,504

Berry Global Group, Inc.*	6,562	430,073

Crown Holdings, Inc.	5,018	521,822

Graphic Packaging Holding Co.	60,988	1,215,491

Greif, Inc., Class A(a)	6,176	399,464

Investments	Shares	Value

Containers & Packaging – (continued)

International Paper Co.	13,317	$661,455

Myers Industries, Inc.	386	7,944

O-I Glass, Inc.*	38,793	506,249

Packaging Corp. of America	3,474	477,223

Ranpak Holdings Corp.* (a)	6,562	226,127

Sealed Air Corp.	7,334	435,053

Silgan Holdings, Inc.(a)	16,791	674,998

Sonoco Products Co.(a)	21,230	1,230,279

TriMas Corp.*	1,544	51,492

Westrock Co.	9,843	473,448
		9,362,239

Distributors – 0.1%

Genuine Parts Co.	4,632	607,302

LKQ Corp.*	10,808	595,305

Pool Corp.	965	497,129
		1,699,736

Diversified Consumer Services – 0.3%

2U, Inc.* (a)	2,895	85,518

Adtalem Global Education, Inc.* (a)	11,580	427,650

American Public Education, Inc.*	386	9,646

Bright Horizons Family Solutions, Inc.*	2,316	384,456

Chegg, Inc.*	3,667	217,967

Coursera, Inc.* (a)	6,176	215,604

frontdoor, Inc.*	1,737	64,755

Graham Holdings Co., Class B(a)	965	565,345

Grand Canyon Education, Inc.* (a)	3,088	246,114

H&R Block, Inc.(a)	44,776	1,032,982

Houghton Mifflin Harcourt Co.* (a)	16,598	235,526

Laureate Education, Inc., Class A*	26,441	457,958

OneSpaWorld Holdings Ltd.* (a)	9,843	106,304

Perdoceo Education Corp.*	4,439	47,142

Service Corp. International(a)	4,825	330,464

Strategic Education, Inc.(a)	3,667	250,126

Stride, Inc.*	12,159	431,645

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	149

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Consumer Services – (continued)

Terminix Global Holdings, Inc.*	3,474	$140,628

WW International, Inc.* (a)	6,562	113,916
		5,363,746

Diversified Financial Services – 1.1%

A-Mark Precious Metals, Inc.(a)	1,544	115,785

Berkshire Hathaway, Inc., Class B*	63,497	18,224,274

Cannae Holdings, Inc.*	15,633	533,085

Equitable Holdings, Inc.	15,633	523,706

Voya Financial, Inc.(a)	5,211	363,571
		19,760,421

Diversified Telecommunication Services – 0.9%

Anterix, Inc.* (a)	386	24,743

AT&T, Inc.	237,776	6,006,222

ATN International, Inc.	2,123	86,576

Bandwidth, Inc., Class A* (a)	2,316	197,508

Cogent Communications Holdings, Inc.(a)	3,860	295,637

Consolidated Communications Holdings, Inc.* (a)	17,949	132,823

EchoStar Corp., Class A*	193	4,528

Iridium Communications, Inc.*	7,527	305,220

Liberty Latin America Ltd., Class A*	9,264	111,353

Liberty Latin America Ltd., Class C*	17,177	206,639

Lumen Technologies, Inc.(a)	25,669	304,434

Ooma, Inc.* (a)	1,158	26,750

Verizon Communications, Inc.	138,188	7,322,582
		15,025,015

Electric Utilities – 1.3%

ALLETE, Inc.(a)	4,825	296,930

Alliant Energy Corp.	7,913	447,638

American Electric Power Co., Inc.	16,984	1,438,715

Investments	Shares	Value

Electric Utilities – (continued)

Avangrid, Inc.(a)	965	$50,855

Duke Energy Corp.	25,090	2,559,431

Edison International	10,615	668,002

Entergy Corp.	5,983	616,369

Evergy, Inc.	5,983	381,416

Eversource Energy	9,650	819,285

Exelon Corp.	32,231	1,714,367

FirstEnergy Corp.	18,721	721,320

Hawaiian Electric Industries, Inc.	7,141	289,639

IDACORP, Inc.	3,088	322,140

MGE Energy, Inc.(a)	1,158	87,881

NextEra Energy, Inc.	52,303	4,463,015

NRG Energy, Inc.(a)	9,843	392,637

OGE Energy Corp.	9,843	335,351

Otter Tail Corp.(a)	772	47,872

PG&E Corp.* (a)	37,635	436,566

Pinnacle West Capital Corp.	2,316	149,359

PNM Resources, Inc.	5,211	259,247

Portland General Electric Co.	23,932	1,180,087

PPL Corp.	24,897	717,034

Southern Co. (The)	35,512	2,213,108

Xcel Energy, Inc.	20,265	1,308,916
		21,917,180

Electrical Equipment – 0.8%

Acuity Brands, Inc.(a)	2,509	515,424

Advent Technologies Holdings, Inc.* (a)	9,071	86,991

American Superconductor Corp.* (a)	5,211	95,778

AMETEK, Inc.	5,404	715,490

Atkore, Inc.*	11,773	1,112,902

AZZ, Inc.(a)	2,895	153,811

Beam Global* (a)	1,930	60,795

Bloom Energy Corp., Class A* (a)	965	30,166

Eaton Corp. plc	13,510	2,225,908

Emerson Electric Co.	20,265	1,965,908

Encore Wire Corp.	772	103,494

Energous Corp.* (a)	30,108	57,807

EnerSys	3,860	308,954

Generac Holdings, Inc.*	1,737	865,999

See Accompanying Notes to the Financial Statements.

150	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electrical Equipment – (continued)

GrafTech International Ltd.	49,987	$534,861

Hubbell, Inc.	1,351	269,349

nVent Electric plc	41,688	1,477,840

Plug Power, Inc.* (a)	15,633	598,275

Polar Power, Inc.* (a)	7,334	37,257

Powell Industries, Inc.(a)	5,790	149,729

Regal Rexnord Corp.	3,584	545,932

Rockwell Automation, Inc.(a)	3,088	986,307

Sensata Technologies Holding plc*	4,632	255,223

Shoals Technologies Group, Inc., Class A*	6,369	197,375

Sunrun, Inc.* (a)	2,895	166,984

Sunworks, Inc.* (a)	6,948	42,174

Thermon Group Holdings, Inc.*	965	16,675

Vertiv Holdings Co.(a)	4,053	104,081

Vicor Corp.* (a)	772	117,027
		13,798,516

Electronic Equipment, Instruments & Components – 1.2%

908 Devices, Inc.* (a)	2,123	69,847

Advanced Energy Industries, Inc.(a)	3,281	301,261

Amphenol Corp., Class A(a)	16,598	1,274,228

Arlo Technologies, Inc.*	9,457	65,253

Arrow Electronics, Inc.*	3,667	424,455

Avnet, Inc.	20,265	772,299

Badger Meter, Inc.(a)	965	98,671

Belden, Inc.	4,632	278,893

Benchmark Electronics, Inc.(a)	1,158	26,993

CDW Corp.	3,474	648,422

Cognex Corp.	4,439	388,812

Coherent, Inc.*	772	196,397

Corning, Inc.	24,511	871,856

CTS Corp.(a)	1,158	41,248

ePlus, Inc.* (a)	1,930	213,400

Fabrinet*	1,158	111,168

FARO Technologies, Inc.* (a)	579	42,597

Flex Ltd.*	20,265	342,479

Investments	Shares	Value

Electronic Equipment, Instruments & Components – (continued)

II-VI, Inc.* (a)	22,774	$1,378,055

Insight Enterprises, Inc.* (a)	8,878	840,747

Intellicheck, Inc.*	5,597	49,757

IPG Photonics Corp.*	965	153,445

Itron, Inc.*	1,158	90,058

Jabil, Inc.(a)	6,948	416,602

Keysight Technologies, Inc.*	4,825	868,597

Kimball Electronics, Inc.* (a)	11,194	321,828

Knowles Corp.* (a)	2,895	60,332

Littelfuse, Inc.	965	284,241

Luna Innovations, Inc.* (a)	6,755	65,794

Methode Electronics, Inc.	10,229	430,334

National Instruments Corp.	3,667	155,737

nLight, Inc.* (a)	386	10,854

Novanta, Inc.*	2,123	366,345

OSI Systems, Inc.*	579	53,911

PAR Technology Corp.*	1,737	109,118

PC Connection, Inc.(a)	3,088	142,202

Plexus Corp.* (a)	8,106	707,816

Rogers Corp.* (a)	579	116,448

Sanmina Corp.* (a)	16,984	641,146

ScanSource, Inc.*	3,474	124,300

SYNNEX Corp.(a)	10,229	1,074,045

TE Connectivity Ltd.	8,878	1,296,188

Teledyne Technologies, Inc.*	1,544	693,596

Trimble, Inc.*	6,755	590,184

TTM Technologies, Inc.* (a)	23,932	316,860

Velodyne Lidar, Inc.* (a)	17,756	108,312

Vishay Intertechnology, Inc.	25,283	485,939

Vontier Corp.	44,004	1,488,655

Zebra Technologies Corp., Class A*	1,351	721,366
		20,331,091

Energy Equipment & Services – 0.4%

Archrock, Inc.(a)	13,896	113,808

Baker Hughes Co.(a)	23,160	580,853

Cactus, Inc., Class A(a)	6,755	293,842

ChampionX Corp.*	15,247	399,929

Core Laboratories NV	2,509	65,259

Dril-Quip, Inc.* (a)	7,141	168,242

Expro Group Holdings NV*	8,105	139,001

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	151

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Energy Equipment & Services – (continued)

FTS International, Inc., Class A* (a)	1,737	$46,030

Halliburton Co.	17,949	448,545

Helix Energy Solutions Group, Inc.*	12,159	45,961

Helmerich & Payne, Inc.	30,494	946,534

Liberty Oilfield Services, Inc., Class A* (a)	13,124	169,562

Nabors Industries Ltd.* (a)	386	39,592

NexTier Oilfield Solutions, Inc.*	11,773	52,508

NOV, Inc.*	83,376	1,168,932

Oceaneering International, Inc.* (a)	18,142	246,731

Oil States International, Inc.* (a)	27,792	168,420

Patterson-UTI Energy, Inc.	29,336	251,116

ProPetro Holding Corp.*	5,018	48,123

RPC, Inc.* (a)	19,300	104,027

Schlumberger NV	42,846	1,382,212

Select Energy Services, Inc., Class A*	33,003	198,348

Solaris Oilfield Infrastructure, Inc., Class A	19,107	145,022

Transocean Ltd.* (a)	106,150	374,709

US Silica Holdings, Inc.* (a)	5,597	54,179
		7,651,485

Entertainment – 1.4%

Activision Blizzard, Inc.	19,686	1,539,248

AMC Entertainment Holdings, Inc., Class A* (a)	23,739	839,648

Cinemark Holdings, Inc.* (a)	11,580	217,704

Electronic Arts, Inc.	7,527	1,055,662

IMAX Corp.*	2,316	43,657

Liberty Media Corp-Liberty Formula One, Class A*	2,123	110,714

Liberty Media Corp-Liberty Formula One, Class C* (a)	5,790	323,082

Lions Gate Entertainment Corp., Class A*	17,756	229,940

Investments	Shares	Value

Entertainment – (continued)

Lions Gate Entertainment Corp., Class B*	34,547	$391,072

Live Nation Entertainment, Inc.*	3,667	370,917

Madison Square Garden Entertainment Corp.* (a)	1,930	136,007

Madison Square Garden Sports Corp., Class A* (a)	1,158	219,453

Marcus Corp. (The)* (a)	6,176	114,688

Netflix, Inc.*	12,352	8,526,709

Roku, Inc.*	2,702	823,840

Sciplay Corp., Class A* (a)	7,141	144,320

Skillz, Inc.* (a)	1,351	15,104

Take-Two Interactive Software, Inc.* (a)	2,895	523,995

Walt Disney Co. (The)*	50,180	8,483,933

Warner Music Group Corp., Class A	6,562	324,753

World Wrestling Entertainment, Inc., Class A(a)	3,088	188,646

Zynga, Inc., Class A*	25,283	186,589
		24,809,681

Equity Real Estate Investment Trusts (REITs) – 3.2%

Acadia Realty Trust	4,246	90,779

Agree Realty Corp.(a)	4,825	342,865

Alexander & Baldwin, Inc.	5,983	146,763

Alexander’s, Inc.	386	107,609

Alexandria Real Estate Equities, Inc.(a)	3,281	669,783

American Assets Trust, Inc.	579	21,904

American Campus Communities, Inc.	5,211	279,935

American Finance Trust, Inc.	39,565	327,598

American Homes 4 Rent, Class A	6,755	274,253

American Tower Corp.	12,738	3,591,734

Americold Realty Trust(a)	6,562	193,382

Apartment Income REIT Corp.(a)	10,615	569,070

Apple Hospitality REIT, Inc.	14,668	230,434

Armada Hoffler Properties, Inc.	1,930	26,460

AvalonBay Communities, Inc.	3,860	913,585

See Accompanying Notes to the Financial Statements.

152	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Bluerock Residential Growth REIT, Inc.	8,299	$112,285

Boston Properties, Inc.	2,702	307,055

Braemar Hotels & Resorts, Inc.* (a)	17,756	90,200

Brandywine Realty Trust	17,756	235,267

Brixmor Property Group, Inc.(a)	11,194	262,387

Broadstone Net Lease, Inc.(a)	12,738	338,703

Camden Property Trust	2,509	409,218

CareTrust REIT, Inc.(a)	11,001	228,271

CatchMark Timber Trust, Inc., Class A	2,123	18,173

Centerspace	4,632	468,944

Chatham Lodging Trust*	7,527	95,518

City Office REIT, Inc.	6,369	120,820

Columbia Property Trust, Inc.	5,983	114,694

Community Healthcare Trust, Inc.(a)	772	36,932

CoreSite Realty Corp.	2,509	357,432

Corporate Office Properties Trust	9,843	266,942

Cousins Properties, Inc.(a)	5,983	236,987

Crown Castle International Corp.	11,580	2,087,874

CubeSmart	8,106	445,911

CyrusOne, Inc.	2,895	237,448

DiamondRock Hospitality Co.*	17,949	162,259

Digital Realty Trust, Inc.(a)	8,299	1,309,665

DigitalBridge Group, Inc.* (a)	26,055	174,569

Diversified Healthcare Trust(a)	18,914	68,847

Douglas Emmett, Inc.(a)	7,913	258,597

Duke Realty Corp.	9,650	542,716

EastGroup Properties, Inc.(a)	2,316	458,058

Empire State Realty Trust, Inc., Class A(a)	17,563	170,010

EPR Properties	6,369	319,787

Equinix, Inc.(a)	2,509	2,100,209

Equity Commonwealth(a)	1,158	30,027

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Equity LifeStyle Properties, Inc.	4,825	$407,761

Equity Residential	7,913	683,683

Essential Properties Realty Trust, Inc.(a)	6,369	189,733

Essex Property Trust, Inc.	1,544	524,852

Extra Space Storage, Inc.	3,474	685,663

Federal Realty Investment Trust	3,088	371,641

First Industrial Realty Trust, Inc.	7,913	460,774

Four Corners Property Trust, Inc.(a)	8,878	257,462

Franklin Street Properties Corp.(a)	28,757	129,407

Gaming and Leisure Properties, Inc.	7,334	355,626

GEO Group, Inc. (The)(a)	11,194	91,567

Getty Realty Corp.	4,632	148,780

Healthcare Realty Trust, Inc.(a)	8,492	280,746

Healthcare Trust of America, Inc., Class A	11,966	399,545

Healthpeak Properties, Inc.	13,124	466,033

Hersha Hospitality Trust*	13,317	118,921

Highwoods Properties, Inc.(a)	8,106	363,473

Host Hotels & Resorts, Inc.* (a)	18,335	308,578

Hudson Pacific Properties, Inc.	6,562	168,972

Independence Realty Trust, Inc.(a)	3,088	72,969

Industrial Logistics Properties Trust(a)	17,756	498,766

Innovative Industrial Properties, Inc.	965	253,882

Invitation Homes, Inc.	14,282	589,132

Iron Mountain, Inc.(a)	7,527	343,532

iStar, Inc.(a)	6,176	155,882

JBG SMITH Properties	1,544	44,560

Kilroy Realty Corp.(a)	4,632	312,104

Kimco Realty Corp.(a)	22,967	519,054

Kite Realty Group Trust	7,201	146,180

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	153

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares		Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Lamar Advertising Co., Class A	3,667		$415,104

Lexington Realty Trust(a)	7,720		112,480

Life Storage, Inc.	4,246		568,157

Macerich Co. (The)(a)	16,212		293,275

Medical Properties Trust, Inc.(a)	13,896		296,402

Mid-America Apartment Communities, Inc.	3,088		630,600

Monmouth Real Estate Investment Corp.	3,474		65,485

National Health Investors, Inc.	4,632		249,109

National Retail Properties, Inc.	6,948		315,161

National Storage Affiliates Trust	1,930		120,548

NexPoint Residential Trust, Inc.	–	(c)	21

Office Properties Income Trust	6,369		163,174

Omega Healthcare Investors, Inc.(a)	11,194		328,656

Outfront Media, Inc.	12,931		321,853

Paramount Group, Inc.	23,932		202,943

Park Hotels & Resorts, Inc.*	57,707		1,069,311

Pebblebrook Hotel Trust(a)	9,843		221,074

Physicians Realty Trust(a)	13,896		264,163

Piedmont Office Realty Trust, Inc., Class A	12,931		229,655

Plymouth Industrial REIT, Inc.	10,229		261,453

PotlatchDeltic Corp.	13,317		696,080

Preferred Apartment Communities, Inc., Class A(a)	18,528		233,638

Prologis, Inc.	20,651		2,993,569

PS Business Parks, Inc.	579		102,888

Public Storage	4,246		1,410,436

Rayonier, Inc.(a)	8,878		331,416

Realty Income Corp.(a)	10,808		772,015

Regency Centers Corp.	2,895		203,837

Retail Opportunity Investments Corp.	7,334		130,325

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Retail Value, Inc.	2,702	$16,915

Rexford Industrial Realty, Inc.(a)	7,720	518,784

RLJ Lodging Trust	3,088	44,529

RPT Realty	9,650	128,249

Ryman Hospitality Properties, Inc.* (a)	3,667	313,675

Sabra Health Care REIT, Inc.	19,493	275,826

Safehold, Inc.	386	28,834

Saul Centers, Inc.	772	35,821

SBA Communications Corp.	2,895	999,730

Seritage Growth Properties, Class A* (a)	4,053	62,416

Service Properties Trust	13,124	141,345

Simon Property Group, Inc.(a)	8,106	1,188,177

SITE Centers Corp.	5,404	85,870

SL Green Realty Corp.	14,089	987,216

Spirit Realty Capital, Inc.	5,597	273,861

STAG Industrial, Inc.	9,457	411,663

STORE Capital Corp.	10,036	344,536

Summit Hotel Properties, Inc.*	10,808	108,080

Sun Communities, Inc.(a)	3,667	718,659

Sunstone Hotel Investors, Inc.*	9,650	119,081

Tanger Factory Outlet Centers, Inc.(a)	12,352	207,514

Terreno Realty Corp.	4,439	324,624

UDR, Inc.(a)	10,229	568,016

Uniti Group, Inc.	13,896	198,852

Universal Health Realty Income Trust	386	21,990

Urban Edge Properties(a)	5,018	87,966

Urstadt Biddle Properties, Inc., Class A(a)	5,983	117,506

Ventas, Inc.	12,352	659,226

VEREIT, Inc.	4,632	232,990

VICI Properties, Inc.(a)	16,791	492,816

Vornado Realty Trust	5,790	246,828

Washington REIT(a)	6,948	176,132

Welltower, Inc.	10,422	837,929

Weyerhaeuser Co.	19,107	682,502

Whitestone REIT(a)	8,878	81,500

See Accompanying Notes to the Financial Statements.

154	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

WP Carey, Inc.(a)	4,825	$372,056

Xenia Hotels & Resorts, Inc.* (a)	30,494	542,793
		54,858,572

Food & Staples Retailing – 1.2%

Andersons, Inc. (The)(a)	2,895	98,604

BJ’s Wholesale Club Holdings, Inc.* (a)	33,196	1,939,974

Casey’s General Stores, Inc.	965	184,836

Chefs’ Warehouse, Inc. (The)*	5,790	201,897

Costco Wholesale Corp.	12,352	6,071,502

Ingles Markets, Inc., Class A(a)	2,316	160,244

Kroger Co. (The)	26,248	1,050,445

Performance Food Group Co.*	3,667	165,859

PriceSmart, Inc.	579	41,659

Rite Aid Corp.* (a)	5,597	76,063

SpartanNash Co.	10,615	245,631

Sprouts Farmers Market, Inc.* (a)	30,301	670,864

Sysco Corp.	15,054	1,157,653

United Natural Foods, Inc.*	15,633	678,316

US Foods Holding Corp.* (a)	9,457	327,874

Walgreens Boots Alliance, Inc.	21,616	1,016,384

Walmart, Inc.	38,407	5,738,774

Weis Markets, Inc.(a)	5,018	282,564
		20,109,143

Food Products – 0.9%

Archer-Daniels-Midland Co.	19,493	1,252,230

B&G Foods, Inc.(a)	16,984	500,009

Beyond Meat, Inc.* (a)	386	38,206

Bunge Ltd.	4,053	375,470

Calavo Growers, Inc.	4,632	186,206

Cal-Maine Foods, Inc.(a)	965	34,798

Campbell Soup Co.	4,053	161,917

Conagra Brands, Inc.(a)	19,879	640,104

Darling Ingredients, Inc.* (a)	5,211	440,434

Investments	Shares	Value

Food Products – (continued)

Flowers Foods, Inc.	12,545	$310,489

Fresh Del Monte Produce, Inc.(a)	3,667	122,808

Freshpet, Inc.* (a)	1,930	300,906

General Mills, Inc.	22,002	1,359,724

Hain Celestial Group, Inc. (The)* (a)	2,509	112,579

Hershey Co. (The)	3,860	676,851

Hormel Foods Corp.(a)	4,825	204,194

Hostess Brands, Inc.* (a)	4,053	76,642

Ingredion, Inc.	14,475	1,378,454

J & J Snack Foods Corp.	386	56,954

J M Smucker Co. (The)	4,053	497,952

John B Sanfilippo & Son, Inc.	386	32,617

Kellogg Co.	6,562	402,251

Kraft Heinz Co. (The)	23,932	858,919

Lamb Weston Holdings, Inc.	1,737	98,054

Lancaster Colony Corp.	579	98,430

McCormick & Co., Inc. (Non-Voting)(a)	8,492	681,313

Mission Produce, Inc.*	4,632	87,962

Mondelez International, Inc., Class A	45,355	2,754,863

Pilgrim’s Pride Corp.*	10,036	282,614

Post Holdings, Inc.*	3,474	352,541

Sanderson Farms, Inc.	579	109,692

Seaboard Corp.(a)	64	246,401

Simply Good Foods Co. (The)*	2,702	107,134

Tootsie Roll Industries, Inc.(a)	3,088	97,736

TreeHouse Foods, Inc.* (a)	9,843	355,726

Tyson Foods, Inc., Class A	8,299	663,671

Whole Earth Brands, Inc.* (a)	11,387	138,124
		16,094,975

Gas Utilities – 0.3%

Atmos Energy Corp.	3,088	284,467

Chesapeake Utilities Corp.(a)	579	75,889

National Fuel Gas Co.	24,318	1,396,583

New Jersey Resources Corp.(a)	8,685	328,380

Northwest Natural Holding Co.(a)	965	43,512

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	155

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Gas Utilities – (continued)

ONE Gas, Inc.	4,632	$311,734

South Jersey Industries, Inc.(a)	29,915	680,865

Southwest Gas Holdings, Inc.	13,896	962,298

Spire, Inc.(a)	10,229	641,972

UGI Corp.	7,913	343,503
		5,069,203

Health Care Equipment & Supplies – 2.9%

Abbott Laboratories	49,794	6,417,949

ABIOMED, Inc.*	1,158	384,502

Acutus Medical, Inc.*	10,808	84,735

Align Technology, Inc.*	1,930	1,205,034

Alphatec Holdings, Inc.*	7,720	90,556

AngioDynamics, Inc.* (a)	772	22,079

Asensus Surgical, Inc.* (a)	39,179	66,213

AtriCure, Inc.* (a)	2,895	217,299

Avanos Medical, Inc.*	6,755	213,053

Axonics, Inc.* (a)	2,895	212,348

Baxter International, Inc.	13,317	1,051,510

Becton Dickinson and Co.	10,229	2,450,766

Boston Scientific Corp.*	39,758	1,714,763

Cardiovascular Systems, Inc.* (a)	5,404	189,572

Cerus Corp.* (a)	17,949	118,463

Co-Diagnostics, Inc.* (a)	386	3,169

CONMED Corp.	965	141,160

Cooper Cos., Inc. (The)	1,351	563,259

CryoLife, Inc.* (a)	1,351	27,885

CryoPort, Inc.* (a)	1,158	94,423

Cutera, Inc.* (a)	1,351	58,093

Danaher Corp.	17,949	5,595,960

Dentsply Sirona, Inc.	5,983	342,287

DexCom, Inc.* (a)	2,702	1,683,913

Edwards Lifesciences Corp.*	16,212	1,942,522

Envista Holdings Corp.* (a)	7,141	279,213

Establishment Labs Holdings, Inc.* (a)	1,351	110,161

Glaukos Corp.* (a)	579	26,466

Globus Medical, Inc., Class A*	4,632	357,452

Haemonetics Corp.* (a)	579	39,783

Investments	Shares	Value

Health Care Equipment & Supplies – (continued)

Heska Corp.* (a)	193	$43,141

Hill-Rom Holdings, Inc.	1,737	269,061

Hologic, Inc.*	8,492	622,549

ICU Medical, Inc.*	579	135,561

IDEXX Laboratories, Inc.*	2,509	1,671,345

Inari Medical, Inc.* (a)	2,895	262,055

Insulet Corp.* (a)	1,737	538,505

Integer Holdings Corp.* (a)	965	86,869

Integra LifeSciences Holdings Corp.*	4,439	295,016

Intersect ENT, Inc.*	1,158	31,231

Intuitive Surgical, Inc.*	9,843	3,554,603

iRhythm Technologies, Inc.*	386	27,074

Lantheus Holdings, Inc.*	8,492	198,628

LeMaitre Vascular, Inc.(a)	386	20,076

LivaNova plc*	3,281	251,718

Masimo Corp.* (a)	1,351	383,063

Medtronic plc	38,021	4,557,197

Meridian Bioscience, Inc.*	3,667	68,976

Merit Medical Systems, Inc.* (a)	1,737	116,831

Natus Medical, Inc.*	1,351	33,843

Neogen Corp.*	6,562	277,638

Neuronetics, Inc.* (a)	10,229	53,191

Nevro Corp.* (a)	965	109,759

Novocure Ltd.* (a)	2,123	217,756

NuVasive, Inc.*	1,737	92,686

OraSure Technologies, Inc.* (a)	5,790	61,779

Ortho Clinical Diagnostics Holdings plc*	7,527	148,809

Orthofix Medical, Inc.*	772	27,777

OrthoPediatrics Corp.* (a)	1,544	109,887

Outset Medical, Inc.* (a)	579	30,843

Penumbra, Inc.* (a)	965	266,871

Pulmonx Corp.*	4,439	172,810

Quidel Corp.* (a)	9,650	1,281,231

ResMed, Inc.	3,860	1,014,833

Retractable Technologies, Inc.* (a)	5,790	54,773

Senseonics Holdings, Inc.* (a)	28,950	101,325

Shockwave Medical, Inc.*	2,123	453,685

See Accompanying Notes to the Financial Statements.

156	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Equipment & Supplies – (continued)

Silk Road Medical, Inc.* (a)	2,895	$169,966

STAAR Surgical Co.* (a)	2,316	274,353

STERIS plc(a)	3,088	721,789

Stryker Corp.	9,264	2,464,873

Surmodics, Inc.* (a)	386	21,485

Tandem Diabetes Care, Inc.*	3,474	473,610

Teleflex, Inc.	1,544	551,115

Varex Imaging Corp.* (a)	5,211	139,915

West Pharmaceutical Services, Inc.	1,930	829,668

Wright Medical Group NV* ‡ (d)	4,032	—

Zimmer Biomet Holdings, Inc.	5,018	718,176
		49,712,533

Health Care Providers & Services – 2.7%

1Life Healthcare, Inc.* (a)	579	12,541

Acadia Healthcare Co., Inc.*	6,562	406,844

Accolade, Inc.*	5,211	207,346

Addus HomeCare Corp.*	1,544	144,364

Amedisys, Inc.* (a)	965	163,413

AmerisourceBergen Corp.	5,404	659,396

AMN Healthcare Services, Inc.*	3,667	361,933

Anthem, Inc.	8,106	3,527,164

Apollo Medical Holdings, Inc.* (a)	1,737	119,210

Brookdale Senior Living, Inc.* (a)	58,093	377,605

Cardinal Health, Inc.	10,615	507,503

Castle Biosciences, Inc.* (a)	965	60,168

Centene Corp.*	22,002	1,567,422

Chemed Corp.(a)	386	186,149

Cigna Corp.	11,387	2,432,377

Community Health Systems, Inc.* (a)	14,861	194,679

CorVel Corp.*	193	35,361

Covetrus, Inc.*	3,088	62,347

CVS Health Corp.	43,232	3,859,753

DaVita, Inc.*	2,895	298,880

Encompass Health Corp.	2,702	171,739

Ensign Group, Inc. (The)(a)	2,509	195,727

Investments	Shares	Value

Health Care Providers & Services – (continued)

Fulgent Genetics, Inc.* (a)	3,667	$304,068

Guardant Health, Inc.* (a)	1,737	202,864

HCA Healthcare, Inc.	8,878	2,223,584

HealthEquity, Inc.* (a)	2,123	140,500

Henry Schein, Inc.*	4,632	353,653

Humana, Inc.	4,246	1,966,577

InfuSystem Holdings, Inc.*	4,825	80,240

Innovage Holding Corp.* (a)	7,527	49,829

Laboratory Corp. of America Holdings*	3,474	997,108

LHC Group, Inc.*	965	129,879

Magellan Health, Inc.* (a)	1,351	128,115

McKesson Corp.	5,597	1,163,504

MEDNAX, Inc.* (a)	16,019	436,197

ModivCare, Inc.* (a)	386	62,829

Molina Healthcare, Inc.*	2,123	627,814

National HealthCare Corp.	4,632	323,962

National Research Corp.(a)	386	16,714

Option Care Health, Inc.*	10,808	295,383

Owens & Minor, Inc.(a)	14,282	512,438

Patterson Cos., Inc.(a)	21,809	681,749

Pennant Group, Inc. (The)* (a)	2,895	74,025

Premier, Inc., Class A	26,055	1,014,842

Privia Health Group, Inc.* (a)	3,667	94,242

Progyny, Inc.* (a)	3,474	213,408

Quest Diagnostics, Inc.	4,439	651,556

R1 RCM, Inc.*	3,667	79,574

RadNet, Inc.*	4,246	132,008

Select Medical Holdings Corp.	21,616	718,084

Signify Health, Inc., Class A* (a)	4,439	71,335

Surgery Partners, Inc.*	5,983	246,141

Tenet Healthcare Corp.* (a)	25,669	1,839,441

Tivity Health, Inc.* (a)	6,755	169,010

Triple-S Management Corp., Class B* (a)	5,790	204,329

UnitedHealth Group, Inc.	32,038	14,752,538

Universal Health Services, Inc., Class B	2,509	311,367

US Physical Therapy, Inc.	386	41,634

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	157

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Providers & Services – (continued)

Vivos Therapeutics, Inc.* (a)	9,264	$33,628
		46,896,090

Health Care Technology – 0.4%

Allscripts Healthcare Solutions, Inc.* (a)	38,214	526,589

Cerner Corp.	9,843	731,237

Certara, Inc.* (a)	4,246	175,402

Change Healthcare, Inc.*	52,882	1,138,549

Computer Programs and Systems, Inc.* (a)	3,860	139,346

Evolent Health, Inc., Class A* (a)	9,264	271,157

GoodRx Holdings, Inc., Class A* (a)	4,246	189,372

Health Catalyst, Inc.* (a)	4,632	243,829

HealthStream, Inc.* (a)	386	10,271

Inovalon Holdings, Inc., Class A* (a)	6,948	283,409

Inspire Medical Systems, Inc.*	1,544	416,232

Multiplan Corp.* (a)	22,581	97,324

Omnicell, Inc.* (a)	2,509	446,978

Phreesia, Inc.* (a)	2,702	190,599

Schrodinger, Inc.*	193	10,534

Teladoc Health, Inc.* (a)	3,474	519,676

Veeva Systems, Inc., Class A*	3,281	1,040,110

Vocera Communications, Inc.* (a)	2,123	120,119
		6,550,733

Hotels, Restaurants & Leisure – 1.9%

Airbnb, Inc., Class A*	9,650	1,646,869

Aramark	6,755	246,422

Bally’s Corp.*	2,316	106,096

BJ’s Restaurants, Inc.* (a)	2,895	96,461

Bloomin’ Brands, Inc.*	7,527	162,734

Booking Holdings, Inc.*	1,158	2,803,263

Boyd Gaming Corp.*	4,439	283,119

Brinker International, Inc.*	4,632	194,359

Caesars Entertainment, Inc.*	6,948	760,528

Investments	Shares	Value

Hotels, Restaurants & Leisure – (continued)

Carnival Corp.* (a)	21,423	$474,734

Carrols Restaurant Group, Inc.(a)	20,844	76,497

Cheesecake Factory, Inc. (The)* (a)	3,860	156,870

Chipotle Mexican Grill, Inc.*	772	1,373,411

Choice Hotels International, Inc.	965	135,698

Churchill Downs, Inc.	1,544	355,120

Chuy’s Holdings, Inc.* (a)	2,316	67,535

Cracker Barrel Old Country Store, Inc.	1,544	205,615

Darden Restaurants, Inc.	3,088	445,104

Dave & Buster’s Entertainment, Inc.*	4,825	179,152

Del Taco Restaurants, Inc.(a)	6,948	57,946

Denny’s Corp.* (a)	1,930	30,687

Dine Brands Global, Inc.* (a)	1,737	146,794

Domino’s Pizza, Inc.	1,351	660,598

DraftKings, Inc., Class A* (a)	7,141	332,699

Everi Holdings, Inc.* (a)	9,071	217,704

Expedia Group, Inc.*	4,053	666,354

Golden Nugget Online Gaming, Inc.*	3,281	55,350

Hilton Grand Vacations, Inc.* (a)	6,369	320,233

Hilton Worldwide Holdings, Inc.*	7,527	1,083,512

Hyatt Hotels Corp., Class A* (a)	1,158	98,662

Jack in the Box, Inc.(a)	1,737	171,876

Las Vegas Sands Corp.*	6,369	247,181

Lindblad Expeditions Holdings, Inc.* (a)	7,141	106,758

Marriott International, Inc., Class A*	7,334	1,173,587

Marriott Vacations Worldwide Corp.	2,895	455,152

McDonald’s Corp.	20,072	4,928,680

MGM Resorts International	12,931	609,826

Norwegian Cruise Line Holdings Ltd.* (a)	14,475	372,297

Papa John’s International, Inc.	772	95,790

See Accompanying Notes to the Financial Statements.

158	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Hotels, Restaurants & Leisure – (continued)

Penn National Gaming, Inc.* (a)	5,404	$386,926

Planet Fitness, Inc., Class A*	2,895	230,297

Red Robin Gourmet Burgers, Inc.* (a)	2,509	49,854

Red Rock Resorts, Inc., Class A* (a)	2,316	126,014

Royal Caribbean Cruises Ltd.* (a)	5,018	423,670

Ruth’s Hospitality Group, Inc.* (a)	5,597	108,246

Scientific Games Corp.* (a)	22,967	1,838,508

SeaWorld Entertainment, Inc.*	3,860	245,110

Shake Shack, Inc., Class A* (a)	965	66,749

Six Flags Entertainment Corp.* (a)	5,597	230,205

Starbucks Corp.	32,231	3,418,742

Texas Roadhouse, Inc.(a)	2,702	239,965

Travel + Leisure Co.(a)	6,562	356,579

Vail Resorts, Inc.	1,158	399,174

Wendy’s Co. (The)	5,790	129,117

Wingstop, Inc.(a)	2,316	399,441

Wyndham Hotels & Resorts, Inc.	3,474	293,449

Wynn Resorts Ltd.* (a)	3,860	346,628

Yum! Brands, Inc.	9,071	1,133,331
		32,023,278

Household Durables – 0.8%

Aterian, Inc.*	3,088	19,732

Beazer Homes USA, Inc.*	2,316	41,943

Cavco Industries, Inc.*	193	46,393

Century Communities, Inc.(a)	7,913	530,646

DR Horton, Inc.	11,773	1,050,976

Ethan Allen Interiors, Inc.	4,632	107,509

Garmin Ltd.	3,860	554,296

GoPro, Inc., Class A* (a)	3,088	26,588

Green Brick Partners, Inc.* (a)	8,106	211,161

Helen of Troy Ltd.* (a)	965	217,077

Installed Building Products, Inc.(a)	772	98,083

Investments	Shares	Value

Household Durables – (continued)

iRobot Corp.* (a)	772	$64,400

KB Home(a)	22,002	883,380

La-Z-Boy, Inc.	6,176	205,290

Leggett & Platt, Inc.(a)	9,071	424,976

Lennar Corp., Class A	9,843	983,611

Lennar Corp., Class B	579	47,524

LGI Homes, Inc.* (a)	5,597	835,632

Lovesac Co. (The)* (a)	1,351	105,392

M/I Homes, Inc.* (a)	7,913	453,098

MDC Holdings, Inc.(a)	13,896	680,626

Meritage Homes Corp.*	9,264	1,007,089

Mohawk Industries, Inc.*	1,737	307,814

Newell Brands, Inc.	13,124	300,408

NVR, Inc.*	122	597,166

PulteGroup, Inc.	10,229	491,810

Skyline Champion Corp.*	1,930	122,208

Sonos, Inc.* (a)	5,790	188,870

Taylor Morrison Home Corp., Class A* (a)	32,231	984,012

Tempur Sealy International, Inc.	9,457	420,553

Toll Brothers, Inc.	5,983	359,997

TopBuild Corp.* (a)	1,351	347,167

Tri Pointe Homes, Inc.*	33,003	798,343

Tupperware Brands Corp.* (a)	11,001	244,662

Universal Electronics, Inc.*	2,895	119,216

Vizio Holding Corp., Class A* (a)	3,474	71,356

Vuzix Corp.* (a)	6,562	70,148

Whirlpool Corp.	2,316	488,282
		14,507,434

Household Products – 0.9%

Central Garden & Pet Co.* (a)	1,737	89,594

Central Garden & Pet Co., Class A*	10,808	499,330

Church & Dwight Co., Inc.(a)	8,299	725,001

Clorox Co. (The)	2,509	408,992

Colgate-Palmolive Co.	21,423	1,632,218

Energizer Holdings, Inc.(a)	11,580	422,323

Kimberly-Clark Corp.	11,580	1,499,494

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	159

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Household Products – (continued)

Procter & Gamble Co. (The)	67,550	$9,658,975

Reynolds Consumer Products, Inc.(a)	8,299	223,907

Spectrum Brands Holdings, Inc.(a)	9,650	904,687

WD-40 Co.(a)	386	87,622
		16,152,143

Independent Power and Renewable Electricity Producers – 0.1%

AES Corp. (The)	23,932	601,411

Clearway Energy, Inc., Class A	3,667	120,974

Clearway Energy, Inc., Class C	2,509	89,019

Ormat Technologies, Inc.(a)	1,544	111,678

Sunnova Energy International, Inc.* (a)	6,562	292,403

Vistra Corp.	17,563	344,059
		1,559,544

Industrial Conglomerates – 0.7%

3M Co.	18,914	3,379,554

General Electric Co.	28,950	3,035,986

Honeywell International, Inc.	19,300	4,219,366

Raven Industries, Inc.*	3,088	178,548

Roper Technologies, Inc.(a)	3,088	1,506,543
		12,319,997

Insurance – 2.6%

Aflac, Inc.	22,774	1,222,281

Alleghany Corp.*	386	251,433

Allstate Corp. (The)	10,422	1,288,889

Ambac Financial Group, Inc.* (a)	1,351	22,845

American Equity Investment Life Holding Co.(a)	23,353	744,260

American Financial Group, Inc.	2,895	393,836

American International Group, Inc.	26,827	1,585,207

American National Group, Inc.(a)	2,509	475,982

Investments	Shares	Value

Insurance – (continued)

AMERISAFE, Inc.(a)	579	$34,329

Aon plc, Class A	5,790	1,852,337

Arch Capital Group Ltd.*	14,861	621,487

Argo Group International Holdings Ltd.(a)	5,790	319,029

Arthur J Gallagher & Co.	5,018	841,368

Assurant, Inc.	2,316	373,594

Assured Guaranty Ltd.(a)	19,879	1,104,875

Athene Holding Ltd., Class A*	6,369	554,167

Axis Capital Holdings Ltd.	15,633	814,010

Brighthouse Financial, Inc.* (a)	18,528	930,661

Brown & Brown, Inc.	6,176	389,767

Chubb Ltd.	15,054	2,941,251

Cincinnati Financial Corp.(a)	4,246	515,634

CNO Financial Group, Inc.(a)	34,740	838,624

Employers Holdings, Inc.(a)	965	37,249

Enstar Group Ltd.*	3,088	712,649

Erie Indemnity Co., Class A(a)	965	198,607

Everest Re Group Ltd.(a)	1,158	302,817

Fidelity National Financial, Inc.	11,001	527,058

First American Financial Corp.	26,827	1,962,127

Genworth Financial, Inc., Class A*	84,727	348,228

Globe Life, Inc.	2,895	257,713

Goosehead Insurance, Inc., Class A(a)	965	139,249

Greenlight Capital Re Ltd., Class A* (a)	19,300	143,399

Hanover Insurance Group, Inc. (The)	8,106	1,021,356

Hartford Financial Services Group, Inc. (The)	13,124	957,133

HCI Group, Inc.(a)	1,351	181,047

Horace Mann Educators Corp.	6,562	257,099

Kemper Corp.	12,352	784,105

Kinsale Capital Group, Inc.(a)	1,351	252,840

See Accompanying Notes to the Financial Statements.

160	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Lemonade, Inc.* (a)	193	$11,997

Lincoln National Corp.(a)	7,141	515,223

Loews Corp.	9,071	508,611

Markel Corp.*	386	506,868

Marsh & McLennan Cos., Inc.	14,668	2,446,622

MBIA, Inc.* (a)	6,369	98,974

Mercury General Corp.(a)	7,141	389,113

MetLife, Inc.	26,441	1,660,495

Old Republic International Corp.	14,668	378,874

Oscar Health, Inc., Class A*	4,825	83,376

Palomar Holdings, Inc.* (a)	1,544	141,199

Primerica, Inc.	2,123	357,174

Principal Financial Group, Inc.	9,650	647,418

ProAssurance Corp.	3,860	88,433

Progressive Corp. (The)	18,914	1,794,560

Prudential Financial, Inc.	13,317	1,465,536

Reinsurance Group of America, Inc.	1,158	136,737

RenaissanceRe Holdings Ltd.(a)	2,123	301,041

RLI Corp.	1,351	146,327

Safety Insurance Group, Inc.(a)	1,737	136,198

Selective Insurance Group, Inc.(a)	13,896	1,089,030

Selectquote, Inc.* (a)	10,422	138,508

SiriusPoint Ltd.* (a)	6,369	59,869

Stewart Information Services Corp.(a)	6,948	494,489

Travelers Cos., Inc. (The)	8,685	1,397,243

Trupanion, Inc.* (a)	2,895	296,448

Universal Insurance Holdings, Inc.(a)	15,440	228,049

Unum Group	49,794	1,268,253

W R Berkley Corp.	3,474	276,530

White Mountains Insurance Group Ltd.	193	203,613

Willis Towers Watson plc	3,474	841,681
		44,307,031

Investments	Shares	Value

Interactive Media & Services – 4.5%

Alphabet, Inc., Class A*	8,299	$24,572,675

Alphabet, Inc., Class C*	7,720	22,892,965

Angi, Inc., Class A*	1,737	21,765

Bumble, Inc., Class A* (a)	2,316	121,636

Cargurus, Inc.* (a)	5,983	200,670

Cars.com, Inc.*	20,072	261,337

fuboTV, Inc.* (a)	2,509	74,793

IAC/InterActiveCorp* (a)	1,351	205,852

Match Group, Inc.* (a)	7,720	1,164,022

Meta Platforms, Inc., Class A*	65,813	21,295,112

Pinterest, Inc., Class A*	12,931	577,240

Snap, Inc., Class A*	28,757	1,512,043

TripAdvisor, Inc.*	3,474	114,538

Twitter, Inc.*	19,879	1,064,322

Yelp, Inc.*	6,562	253,490

Ziff Davis, Inc.*	11,580	1,485,367

Zillow Group, Inc., Class A* (a)	2,509	265,251

Zillow Group, Inc., Class C* (a)	3,474	360,011

ZoomInfo Technologies, Inc., Class A*	9,457	635,699
		77,078,788

Internet & Direct Marketing Retail – 2.8%

1-800-Flowers.com, Inc., Class A* (a)	1,544	49,593

Amazon.com, Inc.*	11,966	40,354,497

Chewy, Inc., Class A* (a)	2,509	190,182

DoorDash, Inc., Class A*	4,439	864,717

eBay, Inc.	21,037	1,613,959

Etsy, Inc.* (a)	3,088	774,131

Groupon, Inc.* (a)	2,895	61,432

MercadoLibre, Inc.*	1,158	1,715,021

Overstock.com, Inc.* (a)	2,702	257,311

PetMed Express, Inc.(a)	772	21,948

Qurate Retail, Inc., Series A	95,149	993,356

Remark Holdings, Inc.* (a)	37,056	78,188

Revolve Group, Inc.*	1,930	144,827

Shutterstock, Inc.	1,930	233,820

Stitch Fix, Inc., Class A*	1,158	40,067

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	161

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Internet & Direct Marketing Retail – (continued)

Wayfair, Inc., Class A* (a)	2,123	$528,839
		47,921,888

IT Services – 3.8%

Accenture plc, Class A(a)	17,177	6,162,936

Akamai Technologies, Inc.*	5,404	569,906

Alliance Data Systems Corp.	10,422	888,475

Automatic Data Processing, Inc.	12,159	2,729,574

BigCommerce Holdings, Inc., Series 1*	4,246	196,208

BM Technologies, Inc.*	1,477	13,204

Broadridge Financial Solutions, Inc.	3,474	619,796

Cantaloupe, Inc.* (a)	3,088	38,600

Cass Information Systems, Inc.(a)	3,474	142,399

Cloudflare, Inc., Class A* (a)	6,755	1,315,334

Cognizant Technology Solutions Corp., Class A	18,142	1,416,709

Concentrix Corp.	1,737	308,630

Conduent, Inc.*	51,917	350,440

CSG Systems International, Inc.(a)	10,615	531,281

DXC Technology Co.*	11,966	389,733

EPAM Systems, Inc.*	1,737	1,169,418

Euronet Worldwide, Inc.*	1,351	151,569

EVERTEC, Inc.	1,930	87,255

Evo Payments, Inc., Class A*	1,544	33,474

ExlService Holdings, Inc.*	1,158	142,005

Fastly, Inc., Class A* (a)	2,509	126,980

Fidelity National Information Services, Inc.	15,826	1,752,571

Fiserv, Inc.*	19,107	1,881,848

FleetCor Technologies, Inc.*	1,737	429,751

Gartner, Inc.*	2,702	896,821

Genpact Ltd.	4,053	200,016

Global Payments, Inc.	7,334	1,048,689

GoDaddy, Inc., Class A* (a)	5,983	413,844

International Business Machines Corp.	29,529	3,694,078

Investments	Shares	Value

IT Services – (continued)

International Money Express, Inc.*	2,895	$48,462

Jack Henry & Associates, Inc.	2,123	353,437

Limelight Networks, Inc.* (a)	4,053	12,078

LiveRamp Holdings, Inc.* (a)	2,123	113,602

Mastercard, Inc., Class A	23,546	7,900,154

MAXIMUS, Inc.(a)	3,281	277,474

MongoDB, Inc.* (a)	1,737	905,481

Okta, Inc.*	3,667	906,409

Paya Holdings, Inc.*	9,650	87,911

Paychex, Inc.	8,492	1,046,894

PayPal Holdings, Inc.*	31,845	7,406,828

Perficient, Inc.* (a)	1,158	143,129

Sabre Corp.* (a)	26,055	270,451

Shift4 Payments, Inc., Class A* (a)	1,351	85,289

Snowflake, Inc., Class A*	6,369	2,253,607

SolarWinds Corp.(a)	6,369	102,541

Square, Inc., Class A*	10,615	2,701,517

Switch, Inc., Class A	6,176	156,129

TTEC Holdings, Inc.	579	54,652

Tucows, Inc., Class A* (a)	386	31,768

Twilio, Inc., Class A*	4,246	1,237,115

Unisys Corp.* (a)	16,984	434,281

VeriSign, Inc.*	2,702	601,654

Verra Mobility Corp.* (a)	14,861	221,132

Visa, Inc., Class A(a)	45,741	9,686,572

Western Union Co. (The)	19,879	362,195

WEX, Inc.* (a)	1,930	288,921
		65,391,227

Leisure Products – 0.2%

Acushnet Holdings Corp.	1,158	58,989

American Outdoor Brands, Inc.*	4,053	92,327

Brunswick Corp.	3,088	287,462

Callaway Golf Co.*	4,439	120,075

Hasbro, Inc.	3,281	314,189

Johnson Outdoors, Inc., Class A(a)	386	40,985

Malibu Boats, Inc., Class A*	2,895	204,416

MasterCraft Boat Holdings, Inc.* (a)	5,790	155,056

See Accompanying Notes to the Financial Statements.

162	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Leisure Products – (continued)

Mattel, Inc.* (a)	13,317	$290,444

Peloton Interactive, Inc., Class A*	7,141	652,973

Polaris, Inc.(a)	2,895	332,780

Smith & Wesson Brands, Inc.	11,773	253,120

Sturm Ruger & Co., Inc.	2,316	182,686

Vista Outdoor, Inc.*	11,773	492,582

YETI Holdings, Inc.* (a)	2,895	284,665
		3,762,749

Life Sciences Tools & Services – 1.1%

10X Genomics, Inc., Class A* (a)	2,123	342,376

Adaptive Biotechnologies Corp.* (a)	7,913	264,373

Agilent Technologies, Inc.	8,106	1,276,614

Avantor, Inc.*	13,510	545,534

Berkeley Lights, Inc.*	5,983	139,105

Bio-Rad Laboratories, Inc., Class A*	579	460,120

Bio-Techne Corp.	965	505,322

Bruker Corp.	2,702	216,971

Charles River Laboratories International, Inc.*	1,351	606,167

Codexis, Inc.* (a)	8,299	288,556

Illumina, Inc.*	4,246	1,762,345

IQVIA Holdings, Inc.*	5,404	1,412,714

Maravai LifeSciences Holdings, Inc., Class A*	7,527	318,317

Medpace Holdings, Inc.*	965	218,621

Mettler-Toledo International, Inc.*	579	857,429

NanoString Technologies, Inc.*	1,158	55,931

NeoGenomics, Inc.* (a)	7,334	337,364

Pacific Biosciences of California, Inc.* (a)	11,387	301,528

PerkinElmer, Inc.	4,632	819,354

PPD, Inc.*	5,790	273,114

Repligen Corp.*	1,544	448,532

Seer, Inc.* (a)	2,895	106,883

Sotera Health Co.* (a)	3,088	76,274

Investments	Shares	Value

Life Sciences Tools & Services – (continued)

Syneos Health, Inc.*	4,632	$432,351

Thermo Fisher Scientific, Inc.	10,615	6,720,038

Waters Corp.*	1,737	638,434
		19,424,367

Machinery – 1.8%

AGCO Corp.	2,702	330,211

Alamo Group, Inc.(a)	386	58,363

Albany International Corp., Class A(a)	2,316	186,785

Allison Transmission Holdings, Inc.	21,616	721,110

Altra Industrial Motion Corp.(a)	4,053	211,364

Astec Industries, Inc.	1,737	92,721

Barnes Group, Inc.	1,544	64,755

Blue Bird Corp.* (a)	3,860	75,695

Caterpillar, Inc.	14,475	2,953,045

Chart Industries, Inc.* (a)	2,316	411,136

CIRCOR International, Inc.* (a)	2,702	77,115

Colfax Corp.*	8,878	458,282

Columbus McKinnon Corp.	772	36,492

Crane Co.	12,159	1,255,782

Cummins, Inc.	5,018	1,203,517

Deere & Co.	8,106	2,774,765

Desktop Metal, Inc., Class A*	15,633	109,275

Donaldson Co., Inc.	5,018	301,130

Douglas Dynamics, Inc.	4,632	195,934

Dover Corp.	3,860	652,649

Enerpac Tool Group Corp.(a)	4,632	96,762

EnPro Industries, Inc.	1,351	121,131

ESCO Technologies, Inc.	2,895	244,801

Evoqua Water Technologies Corp.* (a)	5,597	234,122

Federal Signal Corp.	1,930	82,623

Flowserve Corp.	3,088	103,819

Fortive Corp.	9,071	686,765

Franklin Electric Co., Inc.(a)	1,158	100,028

Gates Industrial Corp. plc*	22,581	371,232

Gorman-Rupp Co. (The)(a)	1,737	73,857

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	163

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

Graco, Inc.	4,439	$333,724

Greenbrier Cos., Inc. (The)(a)	4,439	182,088

Helios Technologies, Inc.(a)	386	35,145

Hillenbrand, Inc.	18,914	859,830

Hydrofarm Holdings Group, Inc.*	2,316	76,359

Hyster-Yale Materials Handling, Inc.	386	18,543

Ideanomics, Inc.* (a)	43,618	86,364

IDEX Corp.	1,737	386,604

Illinois Tool Works, Inc.	7,334	1,671,199

Ingersoll Rand, Inc.*	8,685	466,906

ITT, Inc.	3,474	326,799

John Bean Technologies Corp.(a)	1,544	228,126

Kadant, Inc.(a)	386	85,738

Kennametal, Inc.(a)	5,211	207,137

Lincoln Electric Holdings, Inc.	2,509	357,282

Lindsay Corp.	386	56,229

Luxfer Holdings plc(a)	7,334	147,487

Manitowoc Co., Inc. (The)*	3,474	74,448

Meritor, Inc.*	22,581	549,622

Middleby Corp. (The)*	2,316	422,531

Miller Industries, Inc.	5,018	181,351

Mueller Industries, Inc.(a)	16,598	873,719

Mueller Water Products, Inc., Class A(a)	5,404	88,680

Nikola Corp.* (a)	17,563	207,243

Nordson Corp.	1,351	343,438

Oshkosh Corp.	3,281	351,067

Otis Worldwide Corp.	10,229	821,491

PACCAR, Inc.	10,229	916,723

Parker-Hannifin Corp.	3,474	1,030,354

Pentair plc(a)	4,246	314,077

Proto Labs, Inc.*	772	46,173

RBC Bearings, Inc.* (a)	965	225,742

REV Group, Inc.(a)	6,948	104,984

Snap-on, Inc.	1,737	353,010

SPX Corp.* (a)	1,544	89,691

SPX FLOW, Inc.(a)	1,544	115,352

Standex International Corp.	386	42,950

Stanley Black & Decker, Inc.	5,211	936,573

Investments	Shares	Value

Machinery – (continued)

Tennant Co.	386	$30,672

Terex Corp.	5,211	233,453

Timken Co. (The)	15,440	1,095,468

Toro Co. (The)	2,702	257,960

Trinity Industries, Inc.(a)	3,088	86,618

Wabash National Corp.	10,615	164,851

Watts Water Technologies, Inc., Class A	772	146,695

Welbilt, Inc.*	11,966	283,116

Westinghouse Air Brake Technologies Corp.(a)	5,018	455,283

Woodward, Inc.	2,316	261,592

Xylem, Inc.(a)	4,246	554,485
		31,470,238

Marine – 0.1%

Eagle Bulk Shipping, Inc.*	3,281	141,247

Kirby Corp.*	5,018	262,994

Matson, Inc.(a)	10,229	851,871
		1,256,112

Media – 1.3%

Advantage Solutions, Inc.* (a)	7,913	67,577

Altice USA, Inc., Class A*	7,913	128,982

AMC Networks, Inc., Class A* (a)	4,632	184,307

Boston Omaha Corp., Class A* (a)	1,544	54,735

Cable One, Inc.(a)	193	330,264

Cardlytics, Inc.* (a)	386	30,363

Charter Communications, Inc., Class A* (a)	3,667	2,474,822

Clear Channel Outdoor Holdings, Inc.*	72,761	211,007

Comcast Corp., Class A	154,593	7,950,718

comScore, Inc.* (a)	22,581	88,292

Discovery, Inc., Class A* (a)	5,404	126,670

Discovery, Inc., Class C* (a)	11,387	256,891

DISH Network Corp., Class A*	8,492	348,766

Entercom Communications Corp.* (a)	32,424	104,729

See Accompanying Notes to the Financial Statements.

164	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Media – (continued)

EW Scripps Co. (The), Class A	15,633	$290,774

Fox Corp., Class A(a)	8,685	345,142

Fox Corp., Class B	9,071	335,264

Gannett Co., Inc.* (a)	40,530	235,074

Gray Television, Inc.(a)	24,125	565,490

iHeartMedia, Inc., Class A*	11,001	213,199

Interpublic Group of Cos., Inc. (The)	11,580	423,481

John Wiley & Sons, Inc., Class A(a)	11,387	616,834

Liberty Broadband Corp., Class A*	579	93,086

Liberty Broadband Corp., Class C*	4,632	752,468

Liberty Media Corp-Liberty SiriusXM, Class A*	2,123	105,683

Liberty Media Corp-Liberty SiriusXM, Class C*	4,825	237,969

Magnite, Inc.* (a)	8,299	224,322

Meredith Corp.* (a)	9,071	528,295

New York Times Co. (The), Class A	4,439	242,325

News Corp., Class A	10,229	234,244

News Corp., Class B	3,281	74,019

Nexstar Media Group, Inc., Class A	9,071	1,360,015

Omnicom Group, Inc.	5,983	407,323

Scholastic Corp.(a)	965	34,923

Sinclair Broadcast Group, Inc., Class A(a)	13,124	342,930

Sirius XM Holdings, Inc.(a)	36,477	222,145

TechTarget, Inc.*	1,158	109,211

TEGNA, Inc.	55,005	1,081,398

ViacomCBS, Inc.	17,177	622,151

ViacomCBS, Inc., Class A(a)	1,351	52,594

WideOpenWest, Inc.* (a)	12,352	235,306
		22,343,788

Metals & Mining – 0.8%

Alcoa Corp.	45,548	2,092,931

Allegheny Technologies, Inc.* (a)	12,159	195,760

Investments	Shares	Value

Metals & Mining – (continued)

Alpha Metallurgical Resources, Inc.* (a)	3,860	$238,509

Arconic Corp.*	25,862	760,860

Carpenter Technology Corp.(a)	7,334	226,474

Century Aluminum Co.* (a)	10,422	137,675

Cleveland-Cliffs, Inc.* (a)	21,423	516,509

Coeur Mining, Inc.* (a)	7,720	48,868

Commercial Metals Co.(a)	30,687	987,508

Compass Minerals International, Inc.(a)	3,474	227,894

Freeport-McMoRan, Inc.	46,127	1,739,910

Hecla Mining Co.(a)	30,687	177,371

Kaiser Aluminum Corp.(a)	1,351	131,236

Materion Corp.	579	41,792

McEwen Mining, Inc.* (a)	93,412	102,753

MP Materials Corp.* (a)	4,439	150,260

Newmont Corp.	24,897	1,344,438

Nucor Corp.	9,457	1,055,874

Reliance Steel & Aluminum Co.	2,509	366,715

Royal Gold, Inc.	1,737	171,998

Schnitzer Steel Industries, Inc., Class A	3,281	176,518

Southern Copper Corp.	1,930	115,781

Steel Dynamics, Inc.	8,685	573,905

SunCoke Energy, Inc.	386	2,787

TimkenSteel Corp.* (a)	9,650	134,617

United States Steel Corp.(a)	63,690	1,680,779

Warrior Met Coal, Inc.	12,738	305,330

Worthington Industries, Inc.	9,457	513,704
		14,218,756

Mortgage Real Estate Investment Trusts (REITs) – 0.6%

AG Mortgage Investment Trust, Inc.(a)	6,562	75,922

AGNC Investment Corp.	9,457	150,555

Annaly Capital Management, Inc.	33,582	284,104

Apollo Commercial Real Estate Finance, Inc.(a)	22,581	341,876

Arbor Realty Trust, Inc.(a)	36,284	729,671

Ares Commercial Real Estate Corp.(a)	17,563	274,334

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	165

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Mortgage Real Estate Investment Trusts (REITs) – (continued)

ARMOUR Residential REIT, Inc.(a)	30,494	$320,797

Blackstone Mortgage Trust, Inc., Class A(a)	37,442	1,231,842

BrightSpire Capital, Inc.	9,071	88,986

Broadmark Realty Capital, Inc.(a)	18,721	193,201

Cherry Hill Mortgage Investment Corp.(a)	14,861	135,532

Chimera Investment Corp.(a)	47,478	741,132

Dynex Capital, Inc.(a)	5,983	104,702

Ellington Financial, Inc.(a)	13,703	249,121

Franklin BSP Realty Trust, Inc.* (a)	10,217	167,658

Granite Point Mortgage Trust, Inc.(a)	16,019	214,655

Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	2,316	139,886

Invesco Mortgage Capital, Inc.(a)	26,055	81,813

KKR Real Estate Finance Trust, Inc.(a)	11,580	251,402

Ladder Capital Corp.(a)	13,703	164,436

MFA Financial, Inc.	65,813	296,817

New Residential Investment Corp.	115,607	1,313,295

New York Mortgage Trust, Inc.(a)	61,567	270,279

Orchid Island Capital, Inc.(a)	55,777	276,654

PennyMac Mortgage Investment Trust(a)	16,598	334,450

Ready Capital Corp.(a)	14,282	220,942

Redwood Trust, Inc.	33,775	457,989

Starwood Property Trust, Inc.(a)	14,861	378,510

TPG RE Finance Trust, Inc.	19,300	252,251

Two Harbors Investment Corp.	54,426	349,415
		10,092,227

Multiline Retail – 0.6%

Big Lots, Inc.(a)	9,457	418,472

Investments	Shares	Value

Multiline Retail – (continued)

Dillard’s, Inc., Class A(a)	965	$223,050

Dollar General Corp.(a)	6,562	1,453,614

Dollar Tree, Inc.* (a)	6,369	686,324

Franchise Group, Inc.(a)	7,913	291,198

Kohl’s Corp.(a)	7,720	374,652

Macy’s, Inc.(a)	73,147	1,936,201

Nordstrom, Inc.*	9,457	271,700

Ollie’s Bargain Outlet Holdings, Inc.* (a)	1,544	104,467

Target Corp.	16,598	4,309,173
		10,068,851

Multi-Utilities – 0.8%

Ameren Corp.	6,562	553,111

Avista Corp.	13,317	530,150

Black Hills Corp.(a)	16,984	1,127,398

CenterPoint Energy, Inc.	19,686	512,623

CMS Energy Corp.	8,299	500,845

Consolidated Edison, Inc.	11,001	829,475

Dominion Energy, Inc.	28,564	2,168,865

DTE Energy Co.	6,755	765,679

MDU Resources Group, Inc.	48,443	1,488,653

NiSource, Inc.	18,721	461,847

NorthWestern Corp.	12,738	724,283

Public Service Enterprise Group, Inc.(a)	18,721	1,194,400

Sempra Energy	9,843	1,256,262

Unitil Corp.	3,088	128,924

WEC Energy Group, Inc.	8,878	799,553
		13,042,068

Oil, Gas & Consumable Fuels – 3.4%

Alto Ingredients, Inc.*	21,230	112,944

Altus Midstream Co.(a)	1,351	83,519

Antero Midstream Corp.(a)	73,919	786,498

Antero Resources Corp.*	70,252	1,395,907

APA Corp.	18,721	490,677

Arch Resources, Inc.* (a)	5,018	457,039

Berry Corp.(a)	27,792	267,081

Bonanza Creek Energy, Inc.(a)	7,913	444,236

Brigham Minerals, Inc., Class A	9,264	214,739

See Accompanying Notes to the Financial Statements.

166	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

California Resources Corp.*	4,246	$195,868

Callon Petroleum Co.* (a)	5,597	289,533

Centennial Resource Development, Inc., Class A*	12,931	93,103

Centrus Energy Corp., Class A* (a)	2,316	131,248

Cheniere Energy, Inc.* (a)	8,492	878,073

Chesapeake Energy Corp.	24,511	1,562,331

Chevron Corp.	64,269	7,358,158

Clean Energy Fuels Corp.* (a)	17,756	163,710

CNX Resources Corp.*	54,426	795,164

Comstock Resources, Inc.* (a)	23,739	234,304

ConocoPhillips	43,232	3,220,352

Contango Oil & Gas Co.* (a)	19,686	81,303

Continental Resources, Inc.(a)	5,018	244,929

Coterra Energy, Inc.	27,600	588,431

CVR Energy, Inc.	14,282	273,786

Delek US Holdings, Inc.*	10,037	195,213

Denbury, Inc.* (a)	772	65,357

Devon Energy Corp.	25,862	1,036,549

Diamondback Energy, Inc.	7,527	806,819

Dorian LPG Ltd.(a)	8,299	100,584

Earthstone Energy, Inc., Class A*	6,176	62,686

EOG Resources, Inc.	17,949	1,659,565

EQT Corp.* (a)	20,458	407,319

Equitrans Midstream Corp.	82,797	853,637

Extraction Oil & Gas, Inc.* (a)	1,158	77,158

Exxon Mobil Corp.	141,469	9,120,506

Gevo, Inc.* (a)	14,668	106,050

Green Plains, Inc.* (a)	6,176	234,379

Hess Corp.	9,457	780,864

HollyFrontier Corp.	11,387	384,881

International Seaways, Inc.(a)	3,088	54,194

Kinder Morgan, Inc.	57,900	969,825

Kosmos Energy Ltd.* (a)	67,164	241,790

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Laredo Petroleum, Inc.* (a)	3,667	$276,492

Magnolia Oil & Gas Corp., Class A(a)	14,861	310,298

Marathon Oil Corp.	31,266	510,261

Marathon Petroleum Corp.	23,932	1,577,837

Matador Resources Co.	21,809	912,707

Murphy Oil Corp.(a)	28,371	789,565

Northern Oil and Gas, Inc.	5,404	125,157

Oasis Petroleum, Inc.	3,088	372,413

Occidental Petroleum Corp.	19,300	647,129

ONEOK, Inc.	12,738	810,392

Ovintiv, Inc.	63,304	2,375,166

Par Pacific Holdings, Inc.* (a)	10,229	158,140

PBF Energy, Inc., Class A*	9,650	140,986

PDC Energy, Inc.(a)	25,669	1,342,745

Peabody Energy Corp.* (a)	26,055	309,794

Phillips 66	10,036	750,492

Pioneer Natural Resources Co.	7,141	1,335,224

Range Resources Corp.*	63,690	1,485,251

Ranger Oil Corp.*	5,404	178,548

Renewable Energy Group, Inc.* (a)	9,264	592,896

REX American Resources Corp.*	193	16,974

SM Energy Co.	6,755	231,832

Southwestern Energy Co.* (a)	168,296	821,284

Targa Resources Corp.	9,071	495,912

Tellurian, Inc.* (a)	193	757

Texas Pacific Land Corp.(a)	193	245,818

Valero Energy Corp.	13,317	1,029,804

Vine Energy, Inc., Class A*	6,755	115,308

W&T Offshore, Inc.*	48,057	197,514

Whiting Petroleum Corp.*	8,878	578,224

Williams Cos., Inc. (The)	46,706	1,311,972

World Fuel Services Corp.(a)	11,001	335,860
		57,903,061

Paper & Forest Products – 0.2%

Clearwater Paper Corp.* (a)	2,509	104,951

Domtar Corp.*	12,159	663,760

Glatfelter Corp.(a)	17,370	285,389

Louisiana-Pacific Corp.(a)	22,581	1,330,698

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	167

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Paper & Forest Products – (continued)

Mercer International, Inc.(a)	11,966	$128,874

Neenah, Inc.	579	29,263

Schweitzer-Mauduit International, Inc.(a)	9,457	329,482

Verso Corp., Class A	8,106	178,981
		3,051,398

Personal Products – 0.3%

BellRing Brands, Inc., Class A* (a)	3,667	98,349

Coty, Inc., Class A*	22,581	191,487

Edgewell Personal Care Co.	13,896	486,221

elf Beauty, Inc.* (a)	965	31,179

Estee Lauder Cos., Inc. (The), Class A	6,755	2,190,849

Herbalife Nutrition Ltd.* (a)	23,546	1,092,534

Inter Parfums, Inc.(a)	579	53,488

Medifast, Inc.	386	75,760

Nu Skin Enterprises, Inc., Class A(a)	12,931	519,180

Revlon, Inc., Class A* (a)	5,790	59,984

USANA Health Sciences, Inc.* (a)	386	37,465

Veru, Inc.*	4,632	37,844
		4,874,340

Pharmaceuticals – 2.9%

Aerie Pharmaceuticals, Inc.* (a)	1,351	14,361

Agile Therapeutics, Inc.* (a)	101,904	80,851

Amneal Pharmaceuticals, Inc.* (a)	31,459	172,710

Amphastar Pharmaceuticals, Inc.* (a)	1,351	25,237

Antares Pharma, Inc.* (a)	965	3,609

Arvinas, Inc.* (a)	2,509	217,229

BioDelivery Sciences International, Inc.* (a)	46,320	188,986

Bristol-Myers Squibb Co.	73,340	4,283,056

Cara Therapeutics, Inc.* (a)	12,352	207,884

Catalent, Inc.*	4,053	558,746

Collegium Pharmaceutical, Inc.* (a)	10,422	204,584

Investments	Shares	Value

Pharmaceuticals – (continued)

Corcept Therapeutics, Inc.*	3,281	$59,058

Durect Corp.* (a)	114,256	146,248

Elanco Animal Health, Inc.* (a)	14,668	482,284

Eli Lilly and Co.	22,388	5,703,567

Endo International plc*	7,141	30,349

EyePoint Pharmaceuticals, Inc.* (a)	6,176	70,839

Fulcrum Therapeutics, Inc.* (a)	2,509	55,549

Innoviva, Inc.* (a)	10,036	175,128

Intra-Cellular Therapies, Inc.* (a)	1,737	74,812

Jaguar Health, Inc.* (a)	32,038	68,241

Jazz Pharmaceuticals plc* (a)	3,088	410,827

Johnson & Johnson	89,938	14,649,101

Kala Pharmaceuticals, Inc.* (a)	37,056	64,477

Lannett Co., Inc.* (a)	22,002	60,065

Merck & Co., Inc.	84,148	7,409,231

Nektar Therapeutics* (a)	3,088	46,814

Omeros Corp.* (a)	7,527	47,194

Pacira BioSciences, Inc.*	4,632	242,161

Perrigo Co. plc	28,950	1,307,092

Pfizer, Inc.	193,386	8,458,704

Prestige Consumer Healthcare, Inc.* (a)	13,317	798,887

Provention Bio, Inc.* (a)	15,826	99,071

Reata Pharmaceuticals, Inc., Class A* (a)	772	74,120

Relmada Therapeutics, Inc.*	7,527	176,659

Revance Therapeutics, Inc.*	1,737	23,884

Royalty Pharma plc, Class A(a)	13,124	518,792

Supernus Pharmaceuticals, Inc.* (a)	6,755	201,637

TFF Pharmaceuticals, Inc.* (a)	10,422	80,354

Viatris, Inc.	31,459	419,978

VYNE Therapeutics, Inc.* (a)	64,076	85,862

Zoetis, Inc.	13,317	2,879,135

Zynerba Pharmaceuticals, Inc.* (a)	16,019	61,353
		50,938,726

See Accompanying Notes to the Financial Statements.

168	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Professional Services – 0.8%

ASGN, Inc.*	12,738	$1,524,229

Booz Allen Hamilton Holding Corp.	3,667	318,516

CACI International, Inc., Class A*	5,597	1,609,921

CBIZ, Inc.*	1,930	70,850

Clarivate plc* (a)	4,632	108,620

CoStar Group, Inc.*	11,580	996,459

CRA International, Inc.	193	21,195

Dun & Bradstreet Holdings, Inc.* (a)	11,580	218,167

Equifax, Inc.	3,281	910,248

Exponent, Inc.	3,281	376,659

Forrester Research, Inc.*	386	20,555

FTI Consulting, Inc.* (a)	1,158	166,659

Heidrick & Struggles International, Inc.(a)	3,088	144,765

Huron Consulting Group, Inc.*	772	38,724

ICF International, Inc.	579	58,184

IHS Markit Ltd.	10,615	1,387,593

Insperity, Inc.	1,158	144,750

Jacobs Engineering Group, Inc.	4,632	650,425

KBR, Inc.(a)	10,615	450,501

Kelly Services, Inc., Class A(a)	8,878	160,070

Kforce, Inc.(a)	579	37,496

Korn Ferry	4,246	327,834

Leidos Holdings, Inc.	3,474	347,331

ManpowerGroup, Inc.	3,860	373,069

ManTech International Corp., Class A	772	66,562

Nielsen Holdings plc(a)	17,370	351,742

Resources Connection, Inc.	6,562	114,244

Robert Half International, Inc.	4,439	501,918

Science Applications International Corp.(a)	12,352	1,108,963

TransUnion	5,018	578,525

TriNet Group, Inc.*	1,351	136,789

TrueBlue, Inc.* (a)	2,702	75,251

Upwork, Inc.*	6,369	300,107

Investments	Shares	Value

Professional Services – (continued)

Verisk Analytics, Inc.	4,246	$892,806
		14,589,727

Real Estate Management & Development – 0.3%

CBRE Group, Inc., Class A*	11,966	1,245,421

Cushman & Wakefield plc* (a)	34,354	631,770

eXp World Holdings, Inc.(a)	1,544	79,670

Forestar Group, Inc.*	1,351	26,439

Howard Hughes Corp. (The)*	8,299	723,092

Jones Lang LaSalle, Inc.* (a)	2,316	598,061

Kennedy-Wilson Holdings, Inc.(a)	2,702	60,444

Newmark Group, Inc., Class A(a)	36,477	542,778

Opendoor Technologies, Inc.* (a)	12,159	288,290

RE/MAX Holdings, Inc., Class A	3,474	110,508

Realogy Holdings Corp.*	31,073	538,184

Redfin Corp.* (a)	2,702	138,721

St Joe Co. (The)	772	36,299
		5,019,677

Road & Rail – 1.1%

AMERCO	193	142,239

ArcBest Corp.(a)	3,281	294,798

Avis Budget Group, Inc.* (a)	11,580	2,006,930

CSX Corp.	57,707	2,087,262

Heartland Express, Inc.(a)	5,790	94,551

JB Hunt Transport Services, Inc.	2,316	456,692

Kansas City Southern	2,702	838,295

Knight-Swift Transportation Holdings, Inc.	4,825	273,529

Landstar System, Inc.	1,544	271,451

Lyft, Inc., Class A* (a)	5,404	247,881

Marten Transport Ltd.(a)	2,895	48,144

Norfolk Southern Corp.	7,334	2,149,229

Old Dominion Freight Line, Inc.	2,702	922,328

Ryder System, Inc.(a)	11,194	950,930

Saia, Inc.*	965	301,698

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	169

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Road & Rail – (continued)

Schneider National, Inc., Class B(a)	3,088	$77,015

Uber Technologies, Inc.*	41,109	1,801,396

Union Pacific Corp.	17,370	4,193,118

Werner Enterprises, Inc.	16,598	752,221

XPO Logistics, Inc.*	2,895	248,391
		18,158,098

Semiconductors & Semiconductor Equipment – 4.4%

Advanced Micro Devices, Inc.* (a)	34,547	4,153,586

Alpha & Omega Semiconductor Ltd.*	5,790	200,623

Ambarella, Inc.* (a)	1,737	322,787

Amkor Technology, Inc.	21,423	469,592

Analog Devices, Inc.(a)	15,054	2,611,718

Applied Materials, Inc.	26,055	3,560,416

Atomera, Inc.* (a)	2,316	50,049

Axcelis Technologies, Inc.* (a)	1,158	63,609

AXT, Inc.*	7,334	59,919

Broadcom, Inc.	14,282	7,593,311

Brooks Automation, Inc.(a)	2,702	314,648

CEVA, Inc.* (a)	193	8,803

Cirrus Logic, Inc.*	3,088	249,541

CMC Materials, Inc.	965	123,877

Cohu, Inc.* (a)	1,351	43,286

Diodes, Inc.*	1,351	129,817

Enphase Energy, Inc.*	2,895	670,569

Entegris, Inc.	3,667	516,240

First Solar, Inc.*	3,281	392,375

FormFactor, Inc.* (a)	2,509	99,808

Ichor Holdings Ltd.*	2,509	109,693

Impinj, Inc.*	1,544	107,648

Intel Corp.	135,486	6,638,814

KLA Corp.	4,053	1,510,796

Kopin Corp.*	6,755	35,396

Kulicke & Soffa Industries, Inc.(a)	2,123	121,011

Lam Research Corp.	3,667	2,066,611

Lattice Semiconductor Corp.*	9,071	629,890

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – (continued)

MACOM Technology Solutions Holdings, Inc.*	1,544	$107,802

Magnachip Semiconductor Corp.*	5,404	102,460

Marvell Technology, Inc.	22,774	1,560,019

MaxLinear, Inc.*	3,667	231,021

Meta Materials, Inc.* (a)	18,335	86,174

Microchip Technology, Inc.	15,826	1,172,548

Micron Technology, Inc.	36,477	2,520,561

MKS Instruments, Inc.	2,316	347,516

Monolithic Power Systems, Inc.	1,158	608,483

NeoPhotonics Corp.* (a)	6,948	70,314

NVIDIA Corp.	69,094	17,665,263

NXP Semiconductors NV	7,334	1,473,107

ON Semiconductor Corp.*	12,931	621,593

Onto Innovation, Inc.* (a)	4,246	336,326

PDF Solutions, Inc.*	579	13,624

Photronics, Inc.* (a)	16,212	210,594

Power Integrations, Inc.(a)	3,281	338,632

Qorvo, Inc.*	3,281	551,963

QUALCOMM, Inc.	30,494	4,056,922

Rambus, Inc.* (a)	3,860	89,822

Semtech Corp.* (a)	3,667	311,805

Silicon Laboratories, Inc.*	2,509	473,599

SiTime Corp.* (a)	579	153,371

Skyworks Solutions, Inc.	4,439	741,890

SMART Global Holdings, Inc.* (a)	4,632	247,627

SolarEdge Technologies, Inc.*	1,544	547,626

SunPower Corp.* (a)	6,562	220,877

Synaptics, Inc.*	1,737	337,968

Teradyne, Inc.(a)	4,632	640,328

Texas Instruments, Inc.	24,897	4,667,689

Ultra Clean Holdings, Inc.*	11,387	564,453

Universal Display Corp.	1,158	212,146

Veeco Instruments, Inc.* (a)	1,737	42,192

Wolfspeed, Inc.* (a)	4,053	486,806

Xilinx, Inc.	6,562	1,181,160
		75,848,714

See Accompanying Notes to the Financial Statements.

170	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Software – 8.3%

8x8, Inc.* (a)	7,913	$179,309

ACI Worldwide, Inc.*	3,474	106,582

Adobe, Inc.*	13,317	8,660,844

Alarm.com Holdings, Inc.* (a)	3,088	260,195

Altair Engineering, Inc., Class A* (a)	1,158	90,081

Alteryx, Inc., Class A*	1,158	84,754

Anaplan, Inc.*	5,790	377,566

ANSYS, Inc.*	2,316	879,107

Appfolio, Inc., Class A* (a)	1,930	254,162

Appian Corp.* (a)	965	95,931

Asana, Inc., Class A*	3,860	524,188

Aspen Technology, Inc.*	1,737	272,171

Autodesk, Inc.*	6,176	1,961,559

Avalara, Inc.*	3,088	554,728

Avaya Holdings Corp.* (a)	20,651	384,522

Benefitfocus, Inc.* (a)	15,440	169,222

Bill.com Holdings, Inc.* (a)	2,123	624,820

Black Knight, Inc.*	5,404	378,874

Blackbaud, Inc.* (a)	1,544	109,639

Blackline, Inc.* (a)	3,088	391,775

Bottomline Technologies DE, Inc.* (a)	1,351	62,551

Box, Inc., Class A*	5,404	139,585

C3.ai, Inc., Class A* (a)	4,632	208,996

Cadence Design Systems, Inc.*	7,334	1,269,589

CDK Global, Inc.	9,071	394,770

Cerence, Inc.* (a)	1,930	202,901

Ceridian HCM Holding, Inc.*	2,702	338,425

ChannelAdvisor Corp.*	3,860	98,469

Citrix Systems, Inc.	3,667	347,375

CommVault Systems, Inc.*	1,351	83,086

Coupa Software, Inc.*	1,737	395,515

Crowdstrike Holdings, Inc., Class A* (a)	5,983	1,686,009

Datadog, Inc., Class A*	7,334	1,225,145

Digital Turbine, Inc.*	3,474	298,972

DocuSign, Inc.*	4,825	1,342,749

Dolby Laboratories, Inc., Class A	3,088	272,825

Investments	Shares	Value

Software – (continued)

Domo, Inc., Class B*	2,316	$204,619

Dropbox, Inc., Class A*	12,159	370,728

Duck Creek Technologies, Inc.*	4,246	133,749

Dynatrace, Inc.*	6,369	477,675

Ebix, Inc.(a)	6,369	208,967

Elastic NV*	2,316	401,849

Envestnet, Inc.*	4,246	354,541

Everbridge, Inc.* (a)	1,158	184,481

Fair Isaac Corp.*	772	307,410

Five9, Inc.*	1,930	304,959

Fortinet, Inc.*	3,667	1,233,359

Guidewire Software, Inc.* (a)	3,281	412,520

HubSpot, Inc.*	1,158	938,246

InterDigital, Inc.(a)	965	64,607

Intuit, Inc.	7,334	4,591,011

Jamf Holding Corp.* (a)	4,439	211,518

KnowBe4, Inc., Class A*	2,509	58,660

LivePerson, Inc.* (a)	3,860	198,829

Mandiant Corp.*	5,018	87,514

Manhattan Associates, Inc.*	2,509	455,484

Marathon Digital Holdings, Inc.* (a)	7,141	373,046

Microsoft Corp.	206,896	68,610,851

MicroStrategy, Inc., Class A* (a)	193	138,007

Mimecast Ltd.*	3,088	232,959

Model N, Inc.* (a)	4,632	150,123

Momentive Global, Inc.*	12,545	287,531

nCino, Inc.* (a)	2,123	154,257

NCR Corp.* (a)	31,459	1,243,889

New Relic, Inc.*	3,667	297,614

NortonLifeLock, Inc.(a)	13,703	348,741

Nuance Communications, Inc.* (a)	8,878	488,734

Nutanix, Inc., Class A*	13,703	470,150

ON24, Inc.* (a)	3,088	59,073

OneSpan, Inc.* (a)	4,439	90,644

Oracle Corp.	46,706	4,480,974

PagerDuty, Inc.*	772	32,231

Palantir Technologies, Inc., Class A* (a)	42,846	1,108,854

Palo Alto Networks, Inc.* (a)	2,895	1,473,816

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	171

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Software – (continued)

Paycom Software, Inc.*	1,351	$740,145

Paylocity Holding Corp.*	1,158	353,352

Pegasystems, Inc.	965	114,565

Ping Identity Holding Corp.* (a)	4,246	120,289

Progress Software Corp.	1,544	79,377

PROS Holdings, Inc.*	1,351	40,530

PTC, Inc.*	3,281	417,835

Q2 Holdings, Inc.*	1,351	105,999

QAD, Inc., Class A	2,123	186,060

Qualtrics International, Inc., Class A*	4,439	205,614

Qualys, Inc.* (a)	1,544	192,197

Rapid7, Inc.* (a)	4,053	521,824

RingCentral, Inc., Class A*	1,737	423,446

Sailpoint Technologies Holdings, Inc.* (a)	2,895	138,902

salesforce.com, Inc.*	27,213	8,155,464

ServiceNow, Inc.*	5,404	3,770,695

Smartsheet, Inc., Class A*	4,825	332,973

Smith Micro Software, Inc.* (a)	16,405	93,508

Splunk, Inc.* (a)	5,018	827,067

Sprout Social, Inc., Class A*	2,509	320,349

SPS Commerce, Inc.* (a)	2,316	353,723

SS&C Technologies Holdings, Inc.	5,790	460,131

Synchronoss Technologies, Inc.* (a)	19,686	51,971

Synopsys, Inc.*	4,053	1,350,379

Telos Corp.* (a)	3,281	85,011

Tenable Holdings, Inc.*	5,404	287,763

Teradata Corp.* (a)	5,211	294,734

Trade Desk, Inc. (The), Class A*	11,580	867,458

Tyler Technologies, Inc.*	1,351	733,890

Upland Software, Inc.* (a)	772	25,762

Varonis Systems, Inc.* (a)	5,790	374,845

Verint Systems, Inc.*	2,123	98,932

Viant Technology, Inc., Class A*	5,404	63,497

VirnetX Holding Corp.* (a)	15,633	60,187

Investments	Shares	Value

Software – (continued)

VMware, Inc., Class A* (a)	3,088	$468,450

Vonage Holdings Corp.* (a)	7,527	121,335

Workday, Inc., Class A*	5,018	1,455,120

Workiva, Inc.* (a)	1,351	202,042

Xperi Holding Corp.(a)	27,599	494,574

Yext, Inc.* (a)	16,212	204,109

Zendesk, Inc.*	4,246	432,243

Zix Corp.*	13,896	117,699

Zoom Video Communications, Inc., Class A*	5,404	1,484,209

Zscaler, Inc.*	1,737	553,860

Zuora, Inc., Class A* (a)	13,510	295,329
		144,046,655

Specialty Retail – 2.7%

Aaron’s Co., Inc. (The)(a)	2,702	63,200

Abercrombie & Fitch Co., Class A* (a)	11,001	434,980

Academy Sports & Outdoors, Inc.* (a)	20,651	883,450

Advance Auto Parts, Inc.	1,930	435,254

American Eagle Outfitters, Inc.(a)	11,580	274,909

America’s Car-Mart, Inc.*	1,158	138,369

Asbury Automotive Group, Inc.* (a)	4,825	944,301

AutoNation, Inc.*	2,702	327,266

AutoZone, Inc.*	772	1,377,896

Barnes & Noble Education, Inc.*	5,597	58,097

Bath & Body Works, Inc.	8,492	586,712

Bed Bath & Beyond, Inc.* (a)	30,108	422,716

Best Buy Co., Inc.	8,106	990,877

Big 5 Sporting Goods Corp.(a)	3,474	84,001

Boot Barn Holdings, Inc.*	1,544	161,333

Buckle, Inc. (The)	7,141	297,208

Burlington Stores, Inc.*	1,737	479,916

Caleres, Inc.(a)	3,281	75,660

Camping World Holdings, Inc., Class A(a)	10,229	381,030

CarMax, Inc.*	5,404	739,916

Carvana Co.* (a)	2,509	760,679

See Accompanying Notes to the Financial Statements.

172	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Specialty Retail – (continued)

Chico’s FAS, Inc.* (a)	579	$3,161

Children’s Place, Inc. (The)* (a)	2,123	175,975

Citi Trends, Inc.*	965	74,652

Container Store Group, Inc. (The)* (a)	7,913	87,518

Designer Brands, Inc., Class A* (a)	4,825	65,282

Dick’s Sporting Goods, Inc.(a)	16,212	2,013,692

Five Below, Inc.*	1,737	342,710

Floor & Decor Holdings, Inc., Class A*	2,123	288,558

Foot Locker, Inc.	24,125	1,150,039

GameStop Corp., Class A* (a)	2,123	389,592

Gap, Inc. (The)	9,457	214,579

Genesco, Inc.* (a)	1,930	116,939

Group 1 Automotive, Inc.(a)	4,439	798,132

Guess?, Inc.(a)	5,404	111,917

Hibbett, Inc.(a)	3,474	269,027

Home Depot, Inc. (The)	29,529	10,977,110

Leslie’s, Inc.* (a)	7,334	151,667

Lithia Motors, Inc., Class A	1,351	431,266

Lowe’s Cos., Inc.	23,546	5,505,526

Lumber Liquidators Holdings, Inc.* (a)	193	3,489

MarineMax, Inc.* (a)	6,176	319,855

Monro, Inc.(a)	2,895	178,795

Murphy USA, Inc.	5,597	912,031

National Vision Holdings, Inc.*	2,509	154,655

ODP Corp. (The)*	14,282	618,411

O’Reilly Automotive, Inc.*	1,930	1,201,078

Party City Holdco, Inc.*	7,527	54,721

Penske Automotive Group, Inc.	8,299	880,109

Rent-A-Center, Inc.(a)	12,931	688,705

RH* (a)	579	381,926

Ross Stores, Inc.	8,685	983,142

Sally Beauty Holdings, Inc.*	19,493	297,463

Shift Technologies, Inc.* (a)	12,545	85,682

Investments	Shares	Value

Specialty Retail – (continued)

Shoe Carnival, Inc.(a)	3,088	$104,591

Signet Jewelers Ltd.(a)	11,773	1,049,916

Sleep Number Corp.* (a)	4,246	375,092

Sonic Automotive, Inc., Class A(a)	6,755	333,900

Sportsman’s Warehouse Holdings, Inc.*	11,773	203,202

TJX Cos., Inc. (The)	32,810	2,148,727

Tractor Supply Co.	3,088	670,621

Ulta Beauty, Inc.*	1,351	496,303

Urban Outfitters, Inc.*	6,948	221,850

Vroom, Inc.* (a)	1,351	25,845

Williams-Sonoma, Inc.(a)	2,509	465,997

Zumiez, Inc.* (a)	5,983	243,508
		46,184,726

Technology Hardware, Storage & Peripherals – 4.1%

3D Systems Corp.* (a)	2,123	59,784

Apple, Inc.	432,320	64,761,536

Dell Technologies, Inc., Class C*	9,071	997,719

Diebold Nixdorf, Inc.*	22,774	204,966

Eastman Kodak Co.* (a)	9,650	65,524

Hewlett Packard Enterprise Co.	47,092	689,898

HP, Inc.	43,232	1,311,227

NetApp, Inc.	7,141	637,691

Pure Storage, Inc., Class A*	14,861	399,166

Quantum Corp.* (a)	26,248	149,876

Seagate Technology Holdings plc	7,913	704,811

Super Micro Computer, Inc.* (a)	11,387	402,986

Western Digital Corp.*	11,001	575,242

Xerox Holdings Corp.	39,179	697,386
		71,657,812

Textiles, Apparel & Luxury Goods – 0.8%

Capri Holdings Ltd.*	4,632	246,608

Carter’s, Inc.	1,544	152,115

Columbia Sportswear Co.	772	80,165

Crocs, Inc.* (a)	2,509	405,078

Deckers Outdoor Corp.*	965	381,474

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	173

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Textiles, Apparel & Luxury Goods – (continued)

Fossil Group, Inc.* (a)	4,053	$47,906

G-III Apparel Group Ltd.* (a)	5,790	165,941

Hanesbrands, Inc.	84,534	1,440,459

Kontoor Brands, Inc.(a)	3,860	204,580

Levi Strauss & Co., Class A(a)	772	20,211

Lululemon Athletica, Inc.*	3,281	1,528,979

NIKE, Inc., Class B	34,740	5,811,655

Oxford Industries, Inc.	1,158	107,370

PVH Corp.*	3,667	400,913

Ralph Lauren Corp.(a)	1,544	196,350

Skechers USA, Inc., Class A*	5,018	231,882

Steven Madden Ltd.	5,211	235,016

Tapestry, Inc.	12,545	489,004

Under Armour, Inc., Class A* (a)	5,404	118,672

Under Armour, Inc., Class C*	10,808	204,055

VF Corp.	8,106	590,765

Wolverine World Wide, Inc.	6,176	204,858
		13,264,056

Thrifts & Mortgage Finance – 0.7%

Axos Financial, Inc.* (a)	12,545	664,885

Essent Group Ltd.	27,406	1,315,488

Federal Agricultural Mortgage Corp., Class C	2,509	316,360

Flagstar Bancorp, Inc.	11,580	546,460

HomeStreet, Inc.	1,351	63,713

Merchants Bancorp	386	17,150

Meridian Bancorp, Inc.(a)	5,018	116,418

Meta Financial Group, Inc.	4,053	224,698

MGIC Investment Corp.	86,271	1,394,139

Mr Cooper Group, Inc.*	18,721	820,729

New York Community Bancorp, Inc.(a)	107,501	1,336,237

NMI Holdings, Inc., Class A* (a)	22,002	534,209

Northfield Bancorp, Inc.(a)	18,721	328,553

Northwest Bancshares, Inc.(a)	19,879	274,330

Ocwen Financial Corp.*	2,316	72,746

PennyMac Financial Services, Inc.(a)	10,036	622,834

Investments	Shares	Value

Thrifts & Mortgage Finance – (continued)

Premier Financial Corp.	11,387	$363,018

Provident Financial Services, Inc.(a)	14,475	358,401

Radian Group, Inc.	47,092	1,124,086

Rocket Cos., Inc., Class A(a)	24,704	407,122

TFS Financial Corp.(a)	1,930	37,558

TrustCo Bank Corp.(a)	772	25,908

Walker & Dunlop, Inc.(a)	7,334	953,933

Washington Federal, Inc.(a)	18,721	661,975

Waterstone Financial, Inc.	8,492	175,530

WSFS Financial Corp.	4,053	209,986
		12,966,466

Tobacco – 0.5%

Altria Group, Inc.	60,023	2,647,615

Philip Morris International, Inc.	52,689	4,981,218

Turning Point Brands, Inc.(a)	193	7,367

Universal Corp.(a)	7,720	362,840

Vector Group Ltd.(a)	20,844	276,391
		8,275,431

Trading Companies & Distributors – 0.7%

Air Lease Corp.(a)	22,774	912,099

Applied Industrial Technologies, Inc.(a)	2,702	263,391

Beacon Roofing Supply, Inc.* (a)	14,089	744,885

BlueLinx Holdings, Inc.*	2,123	101,119

Boise Cascade Co.(a)	8,878	502,672

CAI International, Inc.	1,737	97,150

DXP Enterprises, Inc.*	5,597	184,477

Fastenal Co.(a)	15,247	870,299

GATX Corp.(a)	3,281	311,203

Global Industrial Co.(a)	579	23,496

GMS, Inc.*	11,580	573,557

H&E Equipment Services, Inc.(a)	5,404	243,612

Herc Holdings, Inc.(a)	2,316	421,605

McGrath RentCorp	3,088	222,768

MRC Global, Inc.*	6,562	54,465

MSC Industrial Direct Co., Inc., Class A(a)	11,194	941,080

NOW, Inc.*	8,299	59,919

See Accompanying Notes to the Financial Statements.

174	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Trading Companies & Distributors – (continued)

Rush Enterprises, Inc., Class A(a)	7,720	$402,058

SiteOne Landscape Supply, Inc.*	1,930	453,473

Triton International Ltd.	16,791	1,044,232

United Rentals, Inc.*	2,509	951,187

Univar Solutions, Inc.* (a)	34,933	893,586

Veritiv Corp.* (a)	3,474	372,656

Watsco, Inc.	772	223,556

WESCO International, Inc.*	10,808	1,400,284

WW Grainger, Inc.	1,158	536,281
		12,805,110

Transportation Infrastructure – 0.0%(e)

Macquarie Infrastructure Holdings LLC	3,667	13,531

Water Utilities – 0.1%

American States Water Co.(a)	3,474	315,578

American Water Works Co., Inc.	4,632	806,802

California Water Service Group	1,544	93,999

Essential Utilities, Inc.	8,106	381,549

Middlesex Water Co.(a)	579	63,759

SJW Group(a)	3,281	216,284
		1,877,971

Wireless Telecommunication Services – 0.1%

Gogo, Inc.* (a)	13,703	222,811

Shenandoah Telecommunications Co.(a)	1,351	37,342

Telephone and Data Systems, Inc.(a)	26,248	491,887

T-Mobile US, Inc.*	15,054	1,731,662

United States Cellular Corp.* (a)	2,123	64,900
		2,548,602
Total Common Stocks (Cost $932,319,222)		1,714,660,136

Investments	Number of Warrants	Value

WARRANTS – 0.0%(e)

Oil, Gas & Consumable Fuels – 0.0%(e)

Occidental Petroleum Corp., expiring 8/3/2027, price 22.00 USD* (Cost $21,117)	4,266	$64,161
	Number of Rights

RIGHTS – 0.0%(e)

Biotechnology – 0.0%(e)

Achillion Pharmaceuticals, Inc., CVR* ‡ (d)	44,344	25,720

Media – 0.0%

Media General, Inc., CVR* ‡ (d)	22,261	—
Total Rights (Cost $—)		25,720
	Principal Amount

SECURITIES LENDING REINVESTMENTS(f) – 9.0%

CERTIFICATES OF DEPOSIT – 0.4%

Oversea-Chinese Banking Corp. Ltd., New York 0.14%, 2/24/2022	$4,000,000	3,999,988

The Sumitomo Bank Ltd., New York 0.15%, 3/9/2022	4,000,000	4,000,056
Total Certificates of Deposit (Cost $8,000,000)		8,000,044

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	175

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(f) – (continued)

REPURCHASE AGREEMENTS – 8.6%

BofA Securities, Inc., 0.52%, dated 10/31/2021, due 1/31/2022, repurchase price $6,007,973, collateralized by various U.S. Treasury Securities, ranging from 0.63% – 4.50%, maturing 12/31/2027 – 8/15/2039; Common Stocks; total market value $6,284,612	$6,000,000	$6,000,000

Cantor Fitzgerald & Co., Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $83,000,115, collateralized by various Mortgage-Backed Securities, ranging from 1.50% – 6.00%, maturing 7/1/2036 – 12/15/2062; total market value $113,898,968	83,000,000	83,000,000

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)

Citigroup Global Markets, Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $59,227,199, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.63%, maturing 2/15/2040 – 2/15/2042; total market value $59,761,487	$59,227,116	$59,227,116
Total Repurchase Agreements (Cost $148,227,116)		148,227,116
Total Securities Lending Reinvestments (Cost $156,227,116)		156,227,160
Total Investments – 108.3% (Cost $1,088,567,455)		1,870,977,177

Liabilities in excess of other assets – (8.3%)		(143,958,159)
NET ASSETS – 100.0%		$1,727,019,018

*	Non-income producing security.

‡	Value determined using significant unobservable inputs.

(a)

The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 was $202,123,212, collateralized in the form of cash with a value of $156,227,373 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $46,298,478 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.25%, and maturity dates ranging from November 4, 2021 – February 15, 2051 and $4,766,985 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 17, 2021 – September 20, 2117; a total value of $207,292,836.

(b)	Investment in affiliated company. Northern Trust Investments, Inc., the Investment Adviser of the Fund, is a subsidiary of Northern Trust Corporation.

(c)	Amount represents less than one share.

(d)

Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021 amounted to $25,720, which represents approximately 0.00% of net assets of the Fund.

(e)	Represents less than 0.05% of net assets.

See Accompanying Notes to the Financial Statements.

176	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

(f)	The security was purchased with cash collateral held from securities on loan at October 31, 2021. The total value of securities purchased was $156,227,160.

Percentages shown are based on Net Assets.

Abbreviations

CVR –Contingent Value Rights

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$793,582,567
Aggregate gross unrealized depreciation	(11,340,264)
Net unrealized appreciation	$782,242,303
Federal income tax cost	$1,089,191,250

Investment in a company which was affiliated for the period ended October 31, 2021, was as follows:

Security	Value October 31, 2020	Purchases at Cost	Sales Proceeds	Shares October 31, 2021	Value October 31, 2021	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain
Northern Trust Corp.	$577,006	$48,032	$51,220	7,334	$902,375	$305,597	$21,094	$22,960

Futures Contracts

FlexShares® Morningstar US Market Factor Tilt Index Fund had the following open futures contracts as of October 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
Russell 2000 Emini Index	18	12/17/2021	USD	$2,065,770	$65,461
S&P 500 E-Mini Index	30	12/17/2021	USD	6,895,500	311,165
S&P Midcap 400 E-Mini Index	7	12/17/2021	USD	1,952,580	79,750
					$456,376

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	99.3%
Warrants	0.0 †
Rights	0.0 †
Securities Lending Reinvestments	9.0
Others(1)	(8.3)
100.0%

†	Amount represents less than 0.05%.

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	177

Schedule of Investments

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

October 31, 2021

Investments	Shares	Value

COMMON STOCKS – 98.0%

Aerospace & Defense – 0.8%

Airbus SE*	10,164	$1,300,909

Austal Ltd.	71,940	101,584

Babcock International Group plc*	179,608	786,109

BAE Systems plc	70,796	535,487

CAE, Inc.* (a)	4,836	146,420

Chemring Group plc	38,412	154,011

Dassault Aviation SA	550	57,443

Elbit Systems Ltd.	412	64,994

LISI	880	24,492

Meggitt plc*	21,438	220,396

MTU Aero Engines AG	792	176,297

QinetiQ Group plc	36,064	133,177

Rolls-Royce Holdings plc*	201,334	363,850

Saab AB, Class B	2,493	69,317

Safran SA	5,808	779,941

Singapore Technologies Engineering Ltd.	17,900	50,840

Thales SA	1,144	105,461

Ultra Electronics Holdings plc	6,341	281,792
		5,352,520

Air Freight & Logistics – 0.7%

bpost SA*	45,452	389,235

Cia de Distribucion Integral Logista Holdings SA	28,116	599,987

Deutsche Post AG (Registered)	17,908	1,109,150

DSV A/S	3,205	745,615

Freightways Ltd.(a)	12,987	120,359

ID Logistics Group*	81	29,762

Kerry Logistics Network Ltd.(a)	40,500	98,399

Kintetsu World Express, Inc.	1,900	45,390

Konoike Transport Co. Ltd.	6,400	69,655

Mainfreight Ltd.(a)	2,708	174,224

PostNL NV	40,622	176,428

Royal Mail plc	14,455	83,319

SBS Holdings, Inc.	8,800	311,405

SG Holdings Co. Ltd.	9,000	224,951

Yamato Holdings Co. Ltd.	6,200	152,084
		4,329,963

Investments	Shares	Value

Airlines – 0.2%

Air Canada* (a)	7,936	$142,068

Air France-KLM* (a)	9,504	44,764

Air New Zealand Ltd.* (a)	11,968	14,303

ANA Holdings, Inc.* (a)	4,500	104,701

easyJet plc*	2,628	22,443

Exchange Income Corp.(a)	15,141	520,355

Finnair OYJ* (a)	149,292	114,234

Japan Airlines Co. Ltd.* (a)	500	10,748

JET2 plc*	2,813	47,023

Qantas Airways Ltd.*	35,730	143,577

Singapore Airlines Ltd.*	16,799	64,779

Wizz Air Holdings plc* (b)	728	46,113
		1,275,108

Auto Components – 1.5%

Aisin Corp.	5,700	208,204

ARB Corp. Ltd.	997	36,386

Brembo SpA	3,647	47,903

Bridgestone Corp.	15,700	691,062

CIE Automotive SA	3,217	87,562

Cie Generale des Etablissements Michelin SCA	4,576	718,610

Cie Plastic Omnium SA	720	19,964

Continental AG*	1,980	232,618

Denso Corp.	8,100	584,138

Dometic Group AB(c)	5,962	86,669

Exedy Corp.	8,800	130,659

Faurecia SE	3,967	206,578

FCC Co. Ltd.	8,800	121,552

Gestamp Automocion SA* (b)	65,516	292,811

G-Tekt Corp.	15,100	187,517

GUD Holdings Ltd.	4,852	44,461

Hella GmbH & Co. KGaA	1,496	103,875

HI-LEX Corp.	8,800	140,152

Ichikoh Industries Ltd.	4,200	20,774

Johnson Electric Holdings Ltd.(a)	133,278	296,057

JTEKT Corp.	2,300	20,232

Koito Manufacturing Co. Ltd.	3,200	180,732

KYB Corp.*	7,900	210,621

Linamar Corp.	2,622	143,987

Magna International, Inc.	7,392	600,341

See Accompanying Notes to the Financial Statements.

178	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Auto Components – (continued)

Martinrea International, Inc.	39,776	$368,703

Musashi Seimitsu Industry Co. Ltd.	17,600	329,387

NGK Spark Plug Co. Ltd.(a)	2,700	42,906

NHK Spring Co. Ltd.(a)	2,900	21,796

Nifco, Inc.	2,400	76,299

Nippon Seiki Co. Ltd.	30,500	306,271

NOK Corp.	200	2,305

Nokian Renkaat OYJ	2,552	95,687

Pacific Industrial Co. Ltd.	16,100	163,365

Piolax, Inc.	17,600	252,520

Pirelli & C SpA(b)	2,876	17,680

Schaeffler AG (Preference)	69,652	552,949

Stanley Electric Co. Ltd.(a)	3,800	95,512

Sumitomo Electric Industries Ltd.	17,600	232,531

Sumitomo Riko Co. Ltd.	30,000	194,694

Sumitomo Rubber Industries Ltd.(a)	9,300	114,267

TI Fluid Systems plc(b)	97,988	356,612

Tokai Rika Co. Ltd.	2,400	33,466

Topre Corp.	13,200	151,883

Toyo Tire Corp.	4,600	76,166

Toyoda Gosei Co. Ltd.	2,000	40,710

Toyota Boshoku Corp.	2,700	51,668

Toyota Industries Corp.	4,500	381,232

TPR Co. Ltd.	5,500	69,748

TS Tech Co. Ltd.	4,800	64,028

Valeo	2,904	85,125

Yokohama Rubber Co. Ltd. (The)(a)	3,600	60,681
		9,651,656

Automobiles – 2.2%

Aston Martin Lagonda Global Holdings plc* (b)	578	13,532

Bayerische Motoren Werke AG	7,348	741,843

Bayerische Motoren Werke AG (Preference)	2,092	178,183

Daimler AG (Registered)	19,360	1,920,950

Ferrari NV	1,848	438,413

Honda Motor Co. Ltd.	39,600	1,163,082

Isuzu Motors Ltd.	21,000	281,596

Mazda Motor Corp.*	4,100	36,640

Investments	Shares	Value

Automobiles – (continued)

Mitsubishi Motors Corp.*	900	$2,865

Nissan Motor Co. Ltd.*	44,400	224,833

Nissan Shatai Co. Ltd.	35,200	249,124

Porsche Automobil Holding SE (Preference)	4,444	461,928

Renault SA*	2,728	98,056

Stellantis NV	52,120	1,040,116

Subaru Corp.	13,600	265,738

Suzuki Motor Corp.	13,200	587,503

Toyota Motor Corp.	308,000	5,419,882

Trigano SA	352	65,950

Volkswagen AG (Preference)	4,048	907,959

Yamaha Motor Co. Ltd.(a)	6,900	191,524
		14,289,717

Banks – 9.7%

77 Bank Ltd. (The)	22,000	224,196

ABN AMRO Bank NV, CVA(b)	12,232	180,143

Aktia Bank OYJ	19,932	285,561

AMCO – Asset Management Co. SpA* (d)	239	1,083

Aozora Bank Ltd.	900	20,569

Australia & New Zealand Banking Group Ltd.	63,668	1,345,684

Awa Bank Ltd. (The)(a)	13,200	245,536

Banca Monte dei Paschi di Siena SpA* (a)	136,487	162,846

Banca Popolare di Sondrio SCPA	47,344	205,787

Banco Bilbao Vizcaya Argentaria SA	143,572	1,007,193

Banco BPM SpA	32,208	100,115

Banco Comercial Portugues SA, Class R* (a)	3,341,448	603,622

Banco de Sabadell SA*	260,524	209,959

Banco Espirito Santo SA (Registered)* ‡ (d)	48,647	—

Banco Santander SA(a)	389,180	1,475,665

Bank Hapoalim BM	25,652	252,713

Bank Leumi Le-Israel BM	33,308	318,324

Bank Millennium SA*	289,080	663,485

Bank of Ireland Group plc*	19,096	114,074

Bank of Kyoto Ltd. (The)(a)	2,600	116,746

Bank of Montreal(a)	14,872	1,612,158

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	179

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Bank of Nova Scotia (The)	30,316	$1,984,462

Bank of Queensland Ltd.(a)	13,492	89,178

Bank Polska Kasa Opieki SA	6,644	219,570

Bankinter SA(a)	21,280	117,270

Banque Cantonale de Geneve	480	88,252

Banque Cantonale Vaudoise (Registered)	701	56,540

Barclays plc	341,396	946,466

BAWAG Group AG(b)	3,120	196,598

Bendigo & Adelaide Bank Ltd.	9,421	65,454

Berner Kantonalbank AG (Registered)(a)	2,112	486,540

BNP Paribas SA	28,776	1,928,129

BPER Banca	364,848	799,896

CaixaBank SA	74,713	214,856

Canadian Imperial Bank of Commerce	10,648	1,289,993

Canadian Western Bank(a)	34,672	1,107,389

Chiba Bank Ltd. (The)(a)	17,400	107,734

Close Brothers Group plc	5,588	110,300

Commerzbank AG*	13,464	98,411

Commonwealth Bank of Australia	28,996	2,279,815

Concordia Financial Group Ltd.	5,921	23,523

Credit Agricole SA	26,010	392,505

Credito Emiliano SpA	23,232	176,367

Dah Sing Banking Group Ltd.	54,640	52,399

Dah Sing Financial Holdings Ltd.	52,800	164,596

Danske Bank A/S	11,000	186,346

DBS Group Holdings Ltd.	44,956	1,051,140

DNB Bank ASA(a)	19,184	455,374

Erste Group Bank AG	6,908	296,588

FIBI Holdings Ltd.	6,028	265,420

FinecoBank Banca Fineco SpA*	14,388	274,983

Fukuoka Financial Group, Inc.	2,800	50,266

Graubuendner Kantonalbank	7	11,683

Gunma Bank Ltd. (The)(a)	175,800	542,702

Hachijuni Bank Ltd. (The)(a)	3,200	10,692

Hang Seng Bank Ltd.	13,200	251,136

Heartland Group Holdings Ltd.	250,052	420,532

Hirogin Holdings, Inc.	14,000	76,983

Investments	Shares	Value

Banks – (continued)

Hokkoku Financial Holdings, Inc.(a)	7,900	$137,527

Hokuhoku Financial Group, Inc.	39,200	280,528

HSBC Holdings plc	509,740	3,084,876

Hyakugo Bank Ltd. (The)	74,800	216,479

ING Groep NV	85,404	1,296,699

Intesa Sanpaolo SpA	370,084	1,052,497

Israel Discount Bank Ltd., Class A*	39,662	239,717

Iyo Bank Ltd. (The)	21,800	106,491

Juroku Financial Group, Inc.	10,600	192,339

Jyske Bank A/S (Registered)*	1,292	63,109

KBC Group NV	6,468	602,999

Keiyo Bank Ltd. (The)	49,700	193,090

Kiyo Bank Ltd. (The)(a)	24,200	317,078

Kyushu Financial Group, Inc.	7,600	25,528

Laurentian Bank of Canada(a)	14,036	471,849

Liechtensteinische Landesbank AG	6,072	358,838

Lloyds Banking Group plc	1,543,300	1,062,393

Luzerner Kantonalbank AG (Registered)	204	94,437

Mebuki Financial Group, Inc.	28,010	57,236

Mediobanca Banca di Credito Finanziario SpA*	14,784	176,477

Mitsubishi UFJ Financial Group, Inc.(a)	290,400	1,585,389

Mizrahi Tefahot Bank Ltd.	1,889	68,754

Mizuho Financial Group, Inc.	57,229	755,358

Musashino Bank Ltd. (The)(a)	12,100	189,525

Nanto Bank Ltd. (The)	46	791

National Australia Bank Ltd.	58,828	1,268,572

National Bank of Canada	8,272	683,756

NatWest Group plc	55,352	167,757

Nishi-Nippon Financial Holdings, Inc.	44,000	256,610

Nordea Bank Abp	58,388	714,239

North Pacific Bank Ltd.(a)	154,000	318,737

Ogaki Kyoritsu Bank Ltd. (The)(a)	18,800	311,946

Okinawa Financial Group, Inc.(a)	11,140	244,342

See Accompanying Notes to the Financial Statements.

180	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Oversea-Chinese Banking Corp. Ltd.	105,670	$924,662

Powszechna Kasa Oszczednosci Bank Polski SA*	20,768	254,218

Raiffeisen Bank International AG	6,028	176,490

Resona Holdings, Inc.	42,600	159,902

Ringkjoebing Landbobank A/S	1,100	139,803

Royal Bank of Canada	33,440	3,475,246

San-In Godo Bank Ltd. (The)(a)	57,200	279,416

Sbanken ASA(b)	31,592	369,724

Seven Bank Ltd.	47,200	99,761

Shiga Bank Ltd. (The)	23,000	370,945

Shinsei Bank Ltd.(a)	5,200	85,964

Shizuoka Bank Ltd. (The)	8,400	67,554

Skandinaviska Enskilda Banken AB, Class A	32,120	502,080

Skandinaviska Enskilda Banken AB, Class C	684	10,959

Societe Generale SA	15,840	528,570

Spar Nord Bank A/S	34,364	443,158

SpareBank 1 Nord Norge	40,216	486,816

Sparebank 1 Oestlandet	1,329	21,869

SpareBank 1 SMN	3,103	51,574

SpareBank 1 SR-Bank ASA	8,041	123,001

Sparebanken Vest	37,576	437,979

St Galler Kantonalbank AG (Registered)	110	50,802

Standard Chartered plc	48,224	327,144

Sumitomo Mitsui Financial Group, Inc.	35,200	1,148,689

Sumitomo Mitsui Trust Holdings, Inc.	8,800	289,719

Suruga Bank Ltd.(a)	97,600	357,788

Svenska Handelsbanken AB, Class A	26,796	306,819

Svenska Handelsbanken AB, Class B	908	11,471

Swedbank AB, Class A(a)	20,504	444,625

Sydbank A/S	25,432	874,326

TBC Bank Group plc	17,874	384,662

Toronto-Dominion Bank (The)	42,372	3,071,034

Unicaja Banco SA(b)	401,221	429,490

Investments	Shares	Value

Banks – (continued)

UniCredit SpA	45,672	$603,803

United Overseas Bank Ltd.	37,426	742,414

Valiant Holding AG (Registered)	6,468	641,314

Virgin Money UK plc*	63,052	175,709

Walliser Kantonalbank (Registered)	485	53,609

Westpac Banking Corp.	56,980	1,098,616
		62,653,235

Beverages – 1.1%

AG Barr plc	4,785	32,566

Anheuser-Busch InBev SA/NV(a)	13,024	795,351

Asahi Group Holdings Ltd.	12,700	574,382

Britvic plc	7,320	89,101

Budweiser Brewing Co. APAC Ltd.(a) (b)	39,600	109,193

C&C Group plc* (a)	23,522	83,573

Carlsberg A/S, Class B	1,716	283,360

Coca-Cola Bottlers Japan Holdings, Inc.(a)	3,354	46,004

Coca-Cola Europacific Partners plc	3,487	183,591

Coca-Cola HBC AG, DI*	4,000	138,884

Davide Campari-Milano NV	13,420	190,712

Diageo plc	40,040	1,993,417

Fevertree Drinks plc	2,199	68,394

Heineken Holding NV	1,496	138,846

Heineken NV	3,212	356,171

Ito En Ltd.(a)	800	53,181

Kirin Holdings Co. Ltd.	13,238	229,989

Molson Coors Canada, Inc., Class B	156	6,890

Pernod Ricard SA	3,608	829,644

Primo Water Corp.	5,512	87,601

Remy Cointreau SA	584	118,001

Royal Unibrew A/S	1,264	156,989

Sapporo Holdings Ltd.(a)	1,800	38,991

Suntory Beverage & Food Ltd.	3,000	116,159

Takara Holdings, Inc.	8,600	117,432

Treasury Wine Estates Ltd.	8,668	75,001
		6,913,423

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	181

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Biotechnology – 0.6%

Abcam plc*	4,545	$103,045

AnGes, Inc.* (a)	17,600	83,504

Argenx SE*	704	210,927

Bavarian Nordic A/S*	2,132	102,150

BioGaia AB, Class B	1,134	69,716

Clinuvel Pharmaceuticals Ltd.	1,368	39,672

CSL Ltd.	7,964	1,797,459

Galapagos NV*	924	48,979

Genmab A/S*	1,320	592,202

Genus plc	520	39,417

Grifols SA(a)	3,564	81,643

Grifols SA (Preference), Class B	5,680	74,737

Hansa Biopharma AB*	2,660	30,148

HEALIOS KK*	1,100	16,602

Imugene Ltd.*	402,116	149,505

MorphoSys AG*	880	41,499

Oncopeptides AB* (a) (b)	12,100	5,472

PeptiDream, Inc.*	2,500	60,360

Pharma Mar SA(a)	414	32,167

PureTech Health plc*	5,168	25,077

SanBio Co. Ltd.* (a)	2,200	23,172

Swedish Orphan Biovitrum AB*	5,369	145,657

Takara Bio, Inc.	400	10,391

Trillium Therapeutics, Inc.* (a)	10,992	198,549

Vitrolife AB	1,652	107,524
		4,089,574

Building Products – 1.3%

AGC, Inc.(a)	4,400	218,794

Aica Kogyo Co. Ltd.	1,500	45,845

Assa Abloy AB, Class B	15,928	466,425

Bunka Shutter Co. Ltd.(a)	28,100	273,052

Carel Industries SpA(a) (b)	4,028	116,535

Central Glass Co. Ltd.	17,800	330,008

Cie de Saint-Gobain	13,640	940,148

Daikin Industries Ltd.	5,300	1,156,913

dormakaba Holding AG	132	98,016

Fletcher Building Ltd.(a)	17,649	90,561

Geberit AG (Registered)	528	413,039

Genuit Group plc	15,664	142,570

GWA Group Ltd.(a)	17,760	36,284

Inwido AB	7,358	134,935

Investments	Shares	Value

Building Products – (continued)

James Halstead plc	4,686	$35,714

Kingspan Group plc	2,641	304,529

Lindab International AB	3,680	120,574

Lixil Corp.	4,400	112,831

Munters Group AB(b)	10,384	76,654

Nibe Industrier AB, Class B	30,184	449,325

Nichias Corp.	800	19,526

Nichiha Corp.(a)	13,200	378,549

Nippon Sheet Glass Co. Ltd.*	48,400	269,537

Noritz Corp.	22,000	351,923

Reliance Worldwide Corp. Ltd.	23,739	102,881

ROCKWOOL International A/S, Class A	220	88,467

ROCKWOOL International A/S, Class B	174	79,579

Sanwa Holdings Corp.	9,800	113,793

Schweiter Technologies AG	56	80,530

Sekisui Jushi Corp.(a)	16,800	311,911

Takara Standard Co. Ltd.	15,376	203,620

Takasago Thermal Engineering Co. Ltd.(a)	22,000	401,315

TOTO Ltd.	3,900	188,117

Tyman plc	26,048	133,359

Uponor OYJ	4,092	99,634
		8,385,493

Capital Markets – 3.7%

3i Group plc	22,528	421,207

ABG Sundal Collier Holding ASA	103,928	114,379

Abrdn plc	27,500	95,747

AJ Bell plc	33,088	185,957

Amundi SA(b)	1,440	128,399

Anima Holding SpA(b)	116,996	621,457

Ashmore Group plc	9,588	44,344

ASX Ltd.	2,104	131,198

Avanza Bank Holding AB	2,704	107,329

Azimut Holding SpA	5,680	163,606

Banca Generali SpA*	1,397	65,734

Brederode SA* (a)	80	11,295

Brewin Dolphin Holdings plc	17,746	91,585

Brookfield Asset Management, Inc., Class A	23,584	1,421,612

See Accompanying Notes to the Financial Statements.

182	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

Bure Equity AB	1,980	$91,801

Canaccord Genuity Group, Inc.	44,616	515,430

CI Financial Corp.(a)	5,304	120,753

Cie Financiere Tradition SA(a)	1,628	198,656

Credit Suisse Group AG (Registered)	66,880	697,675

Daiwa Securities Group, Inc.	48,400	271,108

Deutsche Bank AG (Registered)*	27,852	359,255

Deutsche Boerse AG	2,684	446,030

Draper Esprit plc*	49,588	657,296

EFG International AG* (a)	34,100	239,959

EQT AB	5,104	268,973

Euronext NV(b)	1,962	221,149

Fairfax India Holdings Corp.* (a) (b)	42,724	555,412

flatexDEGIRO AG*	4,400	100,107

Flow Traders(b)	15,004	509,789

Gimv NV	8,673	561,059

GMO Financial Holdings, Inc.	10,800	82,403

Haitong International Securities Group Ltd.	528,000	121,496

Hargreaves Lansdown plc	5,061	106,627

Hong Kong Exchanges & Clearing Ltd.	21,658	1,310,775

IG Group Holdings plc	673	7,320

IGM Financial, Inc.(a)	2,200	87,216

Intermediate Capital Group plc	6,864	206,147

Investec plc	16,636	75,663

IOOF Holdings Ltd.(a)	43,472	133,219

IP Group plc	452,452	747,959

JAFCO Group Co. Ltd.	300	18,917

Japan Exchange Group, Inc.	7,600	179,527

Julius Baer Group Ltd.	5,720	414,281

Jupiter Fund Management plc	204,468	699,005

Liontrust Asset Management plc	5,896	176,186

London Stock Exchange Group plc	5,060	492,456

Macquarie Group Ltd.(d)	5,984	889,163

Magellan Financial Group Ltd.	2,640	68,747

Man Group plc	61,623	196,561

Monex Group, Inc.	9,200	59,545

Investments	Shares	Value

Capital Markets – (continued)

Ninety One plc	39,732	$142,039

Nomura Holdings, Inc.	61,000	294,234

Okasan Securities Group, Inc.	69,700	237,784

Onex Corp.	157	11,682

Partners Group Holding AG	352	615,398

Pendal Group Ltd.	6,964	34,784

Perpetual Ltd.	3,971	112,325

Pinnacle Investment Management Group Ltd.	16,676	214,935

Platinum Asset Management Ltd.	16	37

Quilter plc(a) (b)	80,080	170,802

Rathbone Brothers plc	26,224	708,866

Ratos AB, Class B	18,348	105,493

Rothschild & Co.	12,584	554,116

Sanne Group plc	9,329	115,601

SBI Holdings, Inc.	4,800	123,847

Schroders plc	960	47,636

Schroders plc (Non-Voting)	96	3,250

Singapore Exchange Ltd.	7,600	54,555

St James’s Place plc	8,712	188,623

Swissquote Group Holding SA (Registered)	880	178,552

Tamburi Investment Partners SpA	16,588	187,165

TMX Group Ltd.	1,313	141,930

Tokai Tokyo Financial Holdings, Inc.	26,400	91,222

TP ICAP Group plc	270,952	576,796

UBS Group AG (Registered)	89,188	1,624,661

UOB-Kay Hian Holdings Ltd.	176,000	206,214

Uzabase, Inc.*	4,400	78,565

Value Partners Group Ltd.(a)	536,000	275,612

Van Lanschot Kempen NV, CVA	14,784	410,611

VNV Global AB* (a)	36,564	536,422

Vontobel Holding AG (Registered)	339	31,424

VZ Holding AG	285	29,038

Warsaw Stock Exchange	18,040	199,195
		23,794,928

Chemicals – 3.0%

ADEKA Corp.	4,200	93,190

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	183

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Air Liquide SA	8,184	$1,366,088

Air Water, Inc.	6,000	91,664

Akzo Nobel NV	3,344	384,740

Arkema SA	1,716	234,726

Asahi Kasei Corp.	35,200	369,365

BASF SE	21,384	1,541,220

Borregaard ASA	1,692	41,003

C Uyemura & Co. Ltd.	4,400	181,364

Chr Hansen Holding A/S(a)	1,584	126,161

Chugoku Marine Paints Ltd.(a)	27,100	208,909

CI Takiron Corp.	18,400	97,789

Clariant AG (Registered)*	2,836	59,777

Corbion NV	1,352	64,305

Covestro AG(b)	5,940	380,823

Croda International plc	2,552	330,855

Daicel Corp.	100	749

DIC Corp.(a)	2,899	76,654

Elkem ASA* (b)	7	28

EMS-Chemie Holding AG (Registered)(a)	156	154,933

Evonik Industries AG	4,160	134,893

FUCHS PETROLUB SE	55	2,025

FUCHS PETROLUB SE (Preference)	1,182	56,684

Fujimori Kogyo Co. Ltd.(a)	4,400	180,013

Fuso Chemical Co. Ltd.	1,100	50,357

Givaudan SA (Registered)	132	622,477

Grupa Azoty SA*	28,292	211,481

Hexpol AB	5,784	67,548

ICL Group Ltd.	5,140	44,043

Israel Corp. Ltd. (The)*	104	38,354

JCU Corp.	500	19,974

Johnson Matthey plc	3,360	125,874

JSP Corp.	2,300	30,902

JSR Corp.	3,100	111,739

K+S AG (Registered)*	8,712	150,171

Kansai Paint Co. Ltd.	5,300	122,385

Koninklijke DSM NV	2,921	639,051

Konishi Co. Ltd.	8,100	125,380

Kumiai Chemical Industry Co. Ltd.(a)	8,000	59,426

Kuraray Co. Ltd.(a)	2,300	20,776

Kureha Corp.(a)	6,500	420,697

Investments	Shares	Value

Chemicals – (continued)

LANXESS AG	2,156	$145,360

Lenzing AG*	485	58,372

Lintec Corp.	1,800	40,128

Methanex Corp.(a)	1,290	57,696

Mitsubishi Chemical Holdings Corp.	27,100	224,049

Mitsubishi Gas Chemical Co., Inc.	6,200	124,680

Mitsui Chemicals, Inc.	5,600	165,999

Nihon Parkerizing Co. Ltd.(a)	50,300	499,361

Nippon Kayaku Co. Ltd.	3,700	38,906

Nippon Paint Holdings Co. Ltd.(a)	29,200	312,167

Nippon Sanso Holdings Corp.	7,200	169,542

Nippon Shokubai Co. Ltd.	400	20,838

Nippon Soda Co. Ltd.	12,039	360,563

Nissan Chemical Corp.	3,800	210,954

Nitto Denko Corp.	3,300	256,996

NOF Corp.	2,000	100,153

Novozymes A/S, Class B	3,828	281,785

Nufarm Ltd.*	23,520	76,847

Nutrien Ltd.	9,152	638,658

OCI NV*	1,318	37,369

Okamoto Industries, Inc.(a)	5,000	174,962

Orica Ltd.	4,722	53,661

Osaka Soda Co. Ltd.	9,400	238,081

Sakata INX Corp.	17,600	169,479

Sanyo Chemical Industries Ltd.(a)	6,900	340,688

Shikoku Chemicals Corp.	20,800	255,018

Shin-Etsu Chemical Co. Ltd.	6,600	1,172,401

Shin-Etsu Polymer Co. Ltd.	22,200	199,951

Showa Denko KK(a)	1,700	42,655

Sika AG (Registered)	2,640	895,650

SOL SpA	3,009	69,156

Solvay SA	1,584	188,441

Sumitomo Bakelite Co. Ltd.	2,400	107,555

Sumitomo Chemical Co. Ltd.	38,200	187,608

Symrise AG	1,980	273,931

Synthomer plc	18,524	128,609

T Hasegawa Co. Ltd.	900	21,895

Taiyo Holdings Co. Ltd.	1,800	47,989

Teijin Ltd.	3,000	40,228

See Accompanying Notes to the Financial Statements.

184	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Tenma Corp.(a)	5,700	$135,570

Tessenderlo Group SA*	2,990	109,169

Toagosei Co. Ltd.	5,300	59,077

Tokai Carbon Co. Ltd.	6,600	86,128

Tokuyama Corp.	3,200	54,697

Tokyo Ohka Kogyo Co. Ltd.(a)	700	44,262

Toray Industries, Inc.	39,600	246,195

Tosoh Corp.	12,200	205,322

Toyo Ink SC Holdings Co. Ltd.	1,600	28,120

Toyobo Co. Ltd.	39,600	475,096

Ube Industries Ltd.(a)	3,900	72,510

Umicore SA(a)	3,256	186,818

Victrex plc	2,830	88,757

Wacker Chemie AG	256	46,201

Yara International ASA	3,432	178,836

Zeon Corp.	8,000	94,716
		19,578,448

Commercial Services & Supplies – 0.9%

Befesa SA(b)	2,288	170,253

Biffa plc* (b)	5,928	32,341

Boyd Group Services, Inc.(a)	208	40,306

Brambles Ltd.	25,652	193,443

Bravida Holding AB(b)	988	14,851

Cleanaway Waste Management Ltd.	56,747	114,229

Coor Service Management Holding AB(b)	6,692	64,906

Dai Nippon Printing Co. Ltd.	3,900	96,111

Daiseki Co. Ltd.	2,999	139,660

Derichebourg SA*	38,324	435,965

Downer EDI Ltd.	24,464	115,762

Duskin Co. Ltd.	3,700	88,845

Elis SA*	2,812	53,336

Elis SA – XLON*	4,520	85,889

HomeServe plc	7,771	91,075

Intrum AB	4,268	120,857

Kokuyo Co. Ltd.	5,600	84,866

Lassila & Tikanoja OYJ(a)	960	15,109

Loomis AB	2,271	61,320

Matsuda Sangyo Co. Ltd.(a)	8,800	261,627

Mitie Group plc*	608,872	545,836

Investments	Shares	Value

Commercial Services & Supplies – (continued)

Mitsubishi Pencil Co. Ltd.	1,800	$21,532

Nippon Kanzai Co. Ltd.	1,300	31,501

Okamura Corp.	37,000	486,086

Park24 Co. Ltd.	2,200	33,591

Pilot Corp.	500	18,285

Prestige International, Inc.	4,000	27,292

Prosegur Cash SA(b)	163,760	112,191

Prosegur Cia de Seguridad SA	101,332	287,303

Rentokil Initial plc	32,208	259,773

Ritchie Bros Auctioneers, Inc.	2,886	196,948

Sato Holdings Corp.	1,100	25,256

Secom Co. Ltd.	4,400	298,633

Securitas AB, Class B	7,047	116,513

Serco Group plc	57,046	98,761

Smart Metering Systems plc	5,165	57,772

Sohgo Security Services Co. Ltd.	2,900	123,604

SPIE SA	1,216	29,552

TOMRA Systems ASA	2,590	166,925

TOPPAN, Inc.	4,400	70,732

Waste Connections, Inc.	4,928	669,497
		5,958,334

Communications Equipment – 0.3%

BATM Advanced Communications Ltd.*	10,755	12,258

Gilat Satellite Networks Ltd.	21,780	180,416

Nokia OYJ*	97,636	561,557

Spirent Communications plc	56,452	222,859

Telefonaktiebolaget LM Ericsson, Class A	3,789	41,470

Telefonaktiebolaget LM Ericsson, Class B	40,139	439,316

VTech Holdings Ltd.	66,000	507,787
		1,965,663

Construction & Engineering – 1.9%

ACS Actividades de Construccion y Servicios SA	3,426	89,722

AF Gruppen ASA	2,860	66,604

Arcadis NV	2,876	140,452

Ashtrom Group Ltd.	4,545	106,420

Badger Infrastructure Solutions Ltd.(a)	2,812	77,471

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	185

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction & Engineering – (continued)

Balfour Beatty plc	6,760	$23,536

Boskalis Westminster	218	6,509

Bouygues SA	7,440	301,348

Chiyoda Corp.* (a)	34,800	126,656

Cie d’Entreprises CFE	968	99,139

CIMIC Group Ltd.	1,232	18,433

COMSYS Holdings Corp.(a)	4,300	106,345

Dai-Dan Co. Ltd.(a)	8,900	186,937

Daiho Corp.(a)	4,400	147,985

Eiffage SA	1,760	181,190

Elco Ltd.	231	14,993

Elecnor SA	20,900	253,959

Electra Ltd.	103	67,865

EXEO Group, Inc.	3,900	89,886

Ferrovial SA	11,572	365,058

Fomento de Construcciones y Contratas SA	3,843	48,920

GOLD FIN HLDG* ‡ (d)	89,827	—

Hazama Ando Corp.(a)	81,600	551,037

HOCHTIEF AG	442	34,117

INFRONEER Holdings, Inc.(a)	10,835	89,702

Instalco AB(b)	2,482	131,491

JDC Corp.	13,200	69,111

JGC Holdings Corp.(a)	1,000	9,349

Kajima Corp.	12,700	155,931

Kandenko Co. Ltd.	3,000	23,205

Kinden Corp.	2,300	37,639

Kumagai Gumi Co. Ltd.	14,000	345,749

Kyudenko Corp.	2,100	66,485

Maire Tecnimont SpA(a)	56,848	245,124

Mirait Holdings Corp.	6,700	128,271

Morgan Sindall Group plc	17,556	547,476

NCC AB, Class B	246	4,259

Nippo Corp.	2,000	70,599

Nippon Densetsu Kogyo Co. Ltd.(a)	23,700	364,775

Nippon Road Co. Ltd. (The)	1,900	137,137

Nishimatsu Construction Co. Ltd.(a)	15,800	455,190

NRW Holdings Ltd.	182,424	250,059

Obayashi Corp.	8,900	74,775

Okumura Corp.	16,200	417,698

Peab AB, Class B	3,999	50,148

Investments	Shares	Value

Construction & Engineering – (continued)

Penta-Ocean Construction Co. Ltd.	1,500	$10,300

Raito Kogyo Co. Ltd.	25,200	446,649

Raiznext Corp.	4,400	47,463

Sacyr SA – BATE(a)	154,843	440,812

Sanki Engineering Co. Ltd.	19,200	241,463

Shapir Engineering and Industry Ltd.	7,497	61,413

Shikun & Binui Ltd.*	10,568	62,936

Shimizu Corp.(a)	9,000	65,749

SHO-BOND Holdings Co. Ltd.	1,200	50,094

Skanska AB, Class B	5,096	129,351

Sumitomo Densetsu Co. Ltd.(a)	8,800	168,630

Sumitomo Mitsui Construction Co. Ltd.	41,240	174,689

Sweco AB, Class B(a)	7,413	117,990

Taikisha Ltd.	15,200	432,572

Taisei Corp.	3,500	109,581

Takamatsu Construction Group Co. Ltd.	4,500	78,812

Tess Holdings Co. Ltd.	4,200	86,192

Toda Corp.	14,000	88,033

Toenec Corp.(a)	4,400	129,270

Tokyu Construction Co. Ltd.(a)	22,800	160,965

Totetsu Kogyo Co. Ltd.(a)	10,600	230,081

Veidekke ASA	3,088	44,389

Vinci SA	7,920	846,610

Webuild SpA(a)	180,136	446,110

WSP Global, Inc.	1,210	163,780

YIT OYJ	68,409	403,748

Yokogawa Bridge Holdings Corp.	18,000	362,131

Yurtec Corp.	4,600	26,868
		12,405,436

Construction Materials – 0.6%

Boral Ltd.*	13,964	66,916

Breedon Group plc	45,296	60,848

Brickworks Ltd.(a)	3,147	56,114

Buzzi Unicem SpA	3,148	73,480

Cementir Holding NV	19,404	204,118

CRH plc	12,981	623,847

CSR Ltd.	29,348	130,717

HeidelbergCement AG	3,300	248,765

See Accompanying Notes to the Financial Statements.

186	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction Materials – (continued)

Holcim Ltd.*	11,880	$594,293

Ibstock plc(b)	9,600	26,266

Imerys SA	1,103	47,841

James Hardie Industries plc, CHDI	6,640	257,594

Marshalls plc	15,362	149,192

Mitani Sekisan Co. Ltd.(a)	4,500	285,332

Sumitomo Osaka Cement Co. Ltd.(a)	14,900	416,847

Taiheiyo Cement Corp.	100	2,114

Titan Cement International SA*	13,420	234,197

Vicat SA	9,504	405,295

Wienerberger AG	3,846	136,283
		4,020,059

Consumer Finance – 0.3%

Acom Co. Ltd.(a)	24,400	81,102

AEON Financial Service Co. Ltd.	400	5,059

Aiful Corp.(a)	145,200	481,347

B2Holding ASA*	107,052	117,058

Cembra Money Bank AG	726	48,506

Credit Corp. Group Ltd.	3,350	78,882

Credit Saison Co. Ltd.	6,200	75,634

goeasy Ltd.(a)	1,320	206,527

Isracard Ltd.	11,630	46,751

Jaccs Co. Ltd.	13,200	350,765

Provident Financial plc*	11,220	56,690

Resurs Holding AB(b)	36,300	195,268

Sun Hung Kai & Co. Ltd.	105,996	55,185

Zip Co. Ltd.* (a)	14,040	68,545
		1,867,319

Containers & Packaging – 0.5%

BillerudKorsnas AB	2,965	61,969

Cascades, Inc.	27,764	321,194

CCL Industries, Inc., Class B	2,960	161,546

DS Smith plc	27,632	145,219

FP Corp.	1,200	40,675

Fuji Seal International, Inc.	19,600	429,215

Huhtamaki OYJ	2,051	89,387

Intertape Polymer Group, Inc.	23,540	534,020

Investments	Shares	Value

Containers & Packaging – (continued)

Mayr Melnhof Karton AG	275	$54,165

Pact Group Holdings Ltd.	77,704	180,927

Rengo Co. Ltd.	700	5,298

SIG Combibloc Group AG*	8,228	215,391

Smurfit Kappa Group plc	5,148	269,816

Toyo Seikan Group Holdings Ltd.	5,600	66,203

Transcontinental, Inc., Class A(a)	29,040	459,186

Vidrala SA	396	42,023

Winpak Ltd.	74	2,312
		3,078,546

Distributors – 0.2%

Arata Corp.(a)	7,900	278,864

Bapcor Ltd.	16,060	95,898

Doshisha Co. Ltd.	7,000	109,397

Inchcape plc	8,938	101,200

Inter Cars SA	4,400	504,383

PALTAC Corp.(a)	800	35,361
		1,125,103

Diversified Consumer Services – 0.1%

AcadeMedia AB(b)	28,644	205,112

Benesse Holdings, Inc.	2,000	45,604

G8 Education Ltd.*	457,072	377,638

IDP Education Ltd.	2,501	70,350

InvoCare Ltd.(a)	4,432	37,716
		736,420

Diversified Financial Services – 1.1%

Ackermans & van Haaren NV	454	78,126

Aker ASA, Class A(a)	760	69,807

Banca Mediolanum SpA	9,158	92,267

Banque Nationale de Belgique	44	87,071

BFF Bank SpA(b)	16,974	152,038

Burford Capital Ltd.	3,373	34,653

Cerved Group SpA*	2,271	27,280

Creades AB, Class A(a)	18,920	263,032

ECN Capital Corp.(a)	98,428	854,411

Element Fleet Management Corp.(a)	14,568	158,073

Eurazeo SE	1,664	156,075

EXOR NV	2,816	265,593

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	187

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Financial Services – (continued)

Fuyo General Lease Co. Ltd.	700	$45,367

GRENKE AG	495	19,310

Groupe Bruxelles Lambert SA	2,616	303,493

HAL Trust	1,025	179,113

Industrivarden AB, Class A(a)	1,922	63,384

Industrivarden AB, Class C	3,828	124,309

Investment AB Oresund(a)	15,532	270,185

Investor AB, Class A	8,368	193,423

Investor AB, Class B	29,516	680,121

Japan Securities Finance Co. Ltd.	17,600	133,978

KBC Ancora	1,377	71,805

Kinnevik AB, Class B* (a)	4,796	187,992

L E Lundbergforetagen AB, Class B	1,348	77,629

M&G plc	72,688	199,075

Mitsubishi HC Capital, Inc.	33,229	166,109

Mizuho Leasing Co. Ltd.	13,338	411,165

ORIX Corp.	27,900	551,761

PEUGEOT INVEST	308	42,986

Plus500 Ltd.	46,156	832,928

Ricoh Leasing Co. Ltd.	4,400	139,110

Sofina SA	330	146,036

SRH NV* ‡ (d)	2,857	—

Tokyo Century Corp.	600	34,203

Wendel SE	497	66,200

Zenkoku Hosho Co. Ltd.(a)	1,600	77,176
		7,255,284

Diversified Telecommunication Services – 1.2%

ARTERIA Networks Corp.	1,900	26,711

BCE, Inc.(a)	3,652	187,704

Bezeq The Israeli Telecommunication Corp. Ltd.*	52,780	66,225

BT Group plc*	172,524	328,481

Cellnex Telecom SA(b)	10,692	658,013

Chorus Ltd.	13,585	61,930

Deutsche Telekom AG (Registered)	77,396	1,440,050

Elisa OYJ	1,820	109,901

Gamma Communications plc	8,008	198,903

Investments	Shares	Value

Diversified Telecommunication Services – (continued)

Helios Towers plc* (a)	64,372	$136,239

HKBN Ltd.	51,500	61,834

HKT Trust & HKT Ltd.	53,400	72,490

Infrastrutture Wireless Italiane SpA(b)	5,179	57,273

Koninklijke KPN NV	57,464	171,903

Nippon Telegraph & Telephone Corp.	31,800	889,089

NOS SGPS SA(a)	105,600	412,322

Orange SA	40,612	443,428

PCCW Ltd.	127,035	65,485

Singapore Telecommunications Ltd.	167,200	309,974

Spark New Zealand Ltd.	59,346	193,880

Swisscom AG (Registered)	308	167,997

Telecom Italia SpA	97,108	34,624

Telefonica SA(a)	109,639	477,639

Telekom Austria AG*	1,426	12,344

Telenor ASA(a)	5,588	88,088

Telia Co. AB(a)	64,504	253,818

Telstra Corp. Ltd.	52,988	152,033

TELUS Corp.	10,203	233,684

Uniti Group Ltd.* (a)	66,616	203,643
		7,515,705

Electric Utilities – 1.3%

Acciona SA	857	164,434

AusNet Services Ltd.	46,020	85,377

BKW AG	773	102,531

Chubu Electric Power Co., Inc.	13,200	136,486

Chugoku Electric Power Co., Inc. (The)(a)	4,206	34,858

CK Infrastructure Holdings Ltd.	500	3,014

CLP Holdings Ltd.	22,500	220,255

Contact Energy Ltd.	20,140	117,900

EDP – Energias de Portugal SA	32,564	184,052

Electricite de France SA(a)	12,702	187,123

Elia Group SA/NV(a)	794	92,713

Emera, Inc.(a)	2,950	137,034

Endesa SA	3,376	77,923

Enea SA*	108,460	275,051

Enel SpA	181,676	1,521,330

EVN AG	2,240	63,251

Fortis, Inc.(a)	6,132	272,528

See Accompanying Notes to the Financial Statements.

188	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electric Utilities – (continued)

Fortum OYJ	9,900	$294,439

Genesis Energy Ltd.	14,326	33,423

HK Electric Investments & HK Electric Investments Ltd.(b)	500	498

Hokkaido Electric Power Co., Inc.(a)	59,700	247,648

Hokuriku Electric Power Co.(a)	92,900	441,586

Hydro One Ltd.(b)	8,976	214,126

Iberdrola SA	99,182	1,172,461

Kansai Electric Power Co., Inc. (The)	12,900	118,563

Kyushu Electric Power Co., Inc.	4,400	30,986

Mercury NZ Ltd.	17,270	75,824

Okinawa Electric Power Co., Inc. (The)	18,370	225,225

Origin Energy Ltd.	15,620	59,248

Orsted A/S(b)	3,080	435,048

Power Assets Holdings Ltd.	17,000	103,695

Red Electrica Corp. SA	11,943	248,917

Romande Energie Holding SA (Registered)	21	31,256

Shikoku Electric Power Co., Inc.	4,200	27,331

Spark Infrastructure Group	1,271	2,683

SSE plc	18,034	406,275

Terna – Rete Elettrica Nazionale	22,982	171,331

Tohoku Electric Power Co., Inc.	10,900	70,643

Tokyo Electric Power Co. Holdings, Inc.*	400	1,105

Trustpower Ltd.	5,123	27,240

Verbund AG(a)	1,385	144,411
		8,259,822

Electrical Equipment – 1.3%

ABB Ltd. (Registered)	31,768	1,053,081

Alfen Beheer BV* (b)	1,892	213,040

Ballard Power Systems, Inc.* (a)	1,824	33,006

Daihen Corp.	8,800	366,200

Fagerhult AB	13,084	104,964

Fuji Electric Co. Ltd.	4,500	219,031

Fujikura Ltd.*	110,000	590,397

Huber + Suhner AG (Registered)	867	77,235

Investments	Shares	Value

Electrical Equipment – (continued)

ITM Power plc* (a)	10,192	$68,317

Legrand SA	4,972	542,243

Mabuchi Motor Co. Ltd.	2,000	68,757

Mitsubishi Electric Corp.	32,700	437,338

NEL ASA* (a)	12,688	26,743

Nexans SA	1,218	122,136

Nidec Corp.(a)	8,910	982,229

Nissin Electric Co. Ltd.	1,200	14,797

Nitto Kogyo Corp.	15,000	222,320

NKT A/S*	2,904	140,132

Nordex SE*	4,144	76,251

Prysmian SpA	5,460	206,618

Schneider Electric SE	10,076	1,736,241

Siemens Energy AG*	3,564	102,369

Siemens Gamesa Renewable Energy SA*	6,044	163,879

Signify NV(b)	3,848	186,362

Somfy SA	275	54,101

TKH Group NV, CVA	2,194	125,071

Ushio, Inc.	5,900	105,194

Vestas Wind Systems A/S	14,740	638,133
		8,676,185

Electronic Equipment, Instruments & Components – 2.0%

Alps Alpine Co. Ltd.(a)	948	9,229

ALSO Holding AG (Registered)*	52	15,422

Amano Corp.	2,600	64,051

Anritsu Corp.(a)	500	8,266

Azbil Corp.	3,000	127,604

Barco NV	7,700	173,405

Canon Marketing Japan, Inc.	3,700	73,075

Citizen Watch Co. Ltd.(a)	136,800	593,870

Comet Holding AG (Registered)	352	130,977

CONEXIO Corp.	2,200	28,092

Daiwabo Holdings Co. Ltd.	39,600	694,237

FIH Mobile Ltd.* (a)	768,000	119,459

Fingerprint Cards AB, Class B* (a)	10,108	24,209

FIT Hon Teng Ltd.* (a) (b)	924,000	185,298

Halma plc	8,140	330,497

Hamamatsu Photonics KK	3,400	200,973

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	189

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electronic Equipment, Instruments & Components – (continued)

Hexagon AB, Class B	49,368	$793,245

Hirose Electric Co. Ltd.	782	130,236

Horiba Ltd.	800	52,199

Hosiden Corp.(a)	13,200	138,570

Ibiden Co. Ltd.	4,000	238,895

Inficon Holding AG (Registered)	110	141,089

Iriso Electronics Co. Ltd.	1,200	54,725

Japan Aviation Electronics Industry Ltd.	2,044	33,754

Jenoptik AG	2,585	98,959

Kaga Electronics Co. Ltd.	8,900	243,916

Keyence Corp.	3,300	1,982,749

Koa Corp.	17,600	236,776

Kyocera Corp.	5,300	309,331

Lagercrantz Group AB, Class B	5,832	78,090

Landis+Gyr Group AG* (a)	1,102	75,979

LEM Holding SA (Registered)	27	65,598

Macnica Fuji Electronics Holdings, Inc.	22,100	517,686

Meiko Electronics Co. Ltd.	8,800	242,719

Murata Manufacturing Co. Ltd.	10,700	811,989

Mycronic AB	3,001	69,605

Nichicon Corp.	7,600	71,651

Nippon Ceramic Co. Ltd.	900	23,292

Nippon Signal Co. Ltd.	10,300	88,795

Nissha Co. Ltd.(a)	22,000	358,290

Nohmi Bosai Ltd.(a)	15,700	286,531

Oki Electric Industry Co. Ltd.	26,400	216,479

Omron Corp.	4,300	409,919

Optex Group Co. Ltd.	1,000	12,681

Oxford Instruments plc	4,444	140,412

PAX Global Technology Ltd.(a) (d)	308,000	213,805

Renishaw plc	1,617	111,379

Restar Holdings Corp.(a)	13,200	219,952

Shimadzu Corp.	6,200	250,936

Siix Corp.(a)	17,428	192,430

Spectris plc	3,026	156,127

Taiyo Yuden Co. Ltd.	2,500	126,069

TDK Corp.	8,700	315,115

Topcon Corp.	2,200	39,167

Investments	Shares		Value

Electronic Equipment, Instruments & Components – (continued)

Venture Corp. Ltd.	4,500		$62,770

VSTECS Holdings Ltd.	356,000		337,280

Yokogawa Electric Corp.	1,600		31,881

Yokowo Co. Ltd.(a)	8,800		194,715
			12,954,450

Energy Equipment & Services – 0.3%

BW Offshore Ltd.(a)	44,206		143,394

Drilling Co. of 1972 A/S (The)*	3,256		116,800

John Wood Group plc*	251,504		736,039

Modec, Inc.	10,800		185,644

Ocean Yield ASA	34,086		165,206

Odfjell Drilling Ltd.*	32,516		82,181

Saipem SpA* (a)	191,136		419,491

SBM Offshore NV	5,113		80,826

Subsea 7 SA	26		233

TechnipFMC plc*	12,457		92,188

Vallourec SA*	—	(e)	1

Worley Ltd.	10,916		88,713
			2,110,716

Entertainment – 0.4%

Akatsuki, Inc.(a)	4,400		119,623

Bollore SA	12,858		74,548

Capcom Co. Ltd.	5,200		139,548

CD Projekt SA	1,193		52,033

CTS Eventim AG & Co. KGaA*	1,375		100,024

Daiichikosho Co. Ltd.	1,100		39,842

DeNA Co. Ltd.	4,000		73,844

Embracer Group AB* (a)	16,016		148,887

EVENT Hospitality and Entertainment Ltd.*	2,282		28,144

IGG, Inc.(a)	323,000		300,618

Kinepolis Group NV* (a)	1,030		64,903

Koei Tecmo Holdings Co. Ltd.	2,246		104,002

Konami Holdings Corp.	2,200		120,781

Modern Times Group MTG AB, Class B*	586		6,707

Nexon Co. Ltd.(a)	9,200		155,801

Nintendo Co. Ltd.	2,100		924,534

Paradox Interactive AB	952		13,967

See Accompanying Notes to the Financial Statements.

190	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Entertainment – (continued)

Shochiku Co. Ltd.*	300	$32,598

Square Enix Holdings Co. Ltd.	1,800	98,347

Toei Animation Co. Ltd.	200	31,046

Toho Co. Ltd.	4,100	192,370

Ubisoft Entertainment SA*	1,425	74,588
		2,896,755

Equity Real Estate Investment Trusts (REITs) – 2.4%

Activia Properties, Inc.(a)	15	61,434

Advance Residence Investment Corp.	18	59,040

Aedifica SA	1,039	138,635

AEON REIT Investment Corp.	29	39,167

ALE Property Group(a)	9,620	40,752

Allied Properties REIT	1,540	53,137

alstria office REIT-AG	6,756	126,345

Altarea SCA	359	76,859

ARGAN SA	5,808	729,934

Argosy Property Ltd.	68,432	76,398

Artis REIT	22,836	215,915

Ascendas REIT	68,635	157,273

Ascott Residence Trust	30,164	23,040

Assura plc	57,957	57,915

Aventus Group	20,768	53,348

Befimmo SA	11,352	465,053

Big Yellow Group plc	7,176	145,482

Boardwalk REIT	616	26,532

British Land Co. plc (The)	2,332	15,801

BWP Trust(a)	12,444	39,630

Capital & Counties Properties plc	43,340	98,024

CapitaLand China Trust	3,414	3,089

CapitaLand Integrated Commercial Trust	46,746	74,530

Carmila SA(a)	18,907	286,630

CDL Hospitality Trusts	36,800	32,747

Centuria Office REIT(a)	160,732	290,949

Champion REIT	24,000	12,619

Charter Hall Group	5,096	66,332

Charter Hall Long Wale REIT	3,940	14,382

Charter Hall Retail REIT	25,935	79,867

Charter Hall Social Infrastructure REIT	31	89

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Choice Properties REIT(a)	3,957	$47,533

Cofinimmo SA	507	81,848

Comforia Residential REIT, Inc.	34	98,996

Cominar REIT	45,255	421,681

Covivio	1,449	125,429

Cromwell European REIT(b)	23,174	71,067

Cromwell Property Group	48,403	29,448

Daiwa House REIT Investment Corp.	42	120,447

Daiwa Securities Living Investments Corp.	26	26,222

Derwent London plc	1,508	69,909

Dexus	8,888	72,566

Dream Office REIT(a)	3,966	74,709

ESR-REIT	1,044,000	371,613

Far East Hospitality Trust	53,976	25,817

First Capital REIT(a)	1,819	25,945

Fortune REIT	48,000	49,795

Frasers Centrepoint Trust	33,249	59,422

Frasers Hospitality Trust	39,200	13,953

Frasers Logistics & Commercial Trust(b)	4,239	4,778

Frontier Real Estate Investment Corp.(a)	12	53,041

Fukuoka REIT Corp.	26	38,558

GCP Student Living plc	55,216	159,322

Gecina SA	1,496	209,567

Global One Real Estate Investment Corp.	48	49,379

GLP J-REIT	74	120,645

Goodman Group	30,052	494,328

Goodman Property Trust	19,085	33,941

GPT Group (The)	41,404	160,468

Granite REIT(a)	1,072	86,760

Great Portland Estates plc	14,916	149,666

Growthpoint Properties Australia Ltd.	19,121	59,601

H&R REIT(a)	5,632	77,286

Hamborner REIT AG	6,058	68,010

Hammerson plc(a)	400,796	176,684

Hankyu Hanshin REIT, Inc.	26	38,376

Heiwa Real Estate REIT, Inc.	87	121,392

Hibernia REIT plc	34,222	49,900

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	191

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Hoshino Resorts REIT, Inc.(a)	24	$156,387

Hulic Reit, Inc.	23	34,795

ICADE	158	12,397

Ichigo Office REIT Investment Corp.(a)	40	30,274

Ingenia Communities Group	35,948	175,774

Inmobiliaria Colonial Socimi SA	7,185	69,928

InterRent REIT(a)	28,380	415,094

Invesco Office J-Reit, Inc.(a)	968	192,539

Invincible Investment Corp.	121	47,753

Irongate Group	263,164	317,248

Japan Hotel REIT Investment Corp.	77	46,460

Japan Logistics Fund, Inc.	19	56,738

Japan Metropolitan Fund Invest	147	134,720

Japan Prime Realty Investment Corp.(a)	25	91,537

Japan Real Estate Investment Corp.	24	146,915

Kenedix Office Investment Corp.(a)	9	56,909

Kenedix Residential Next Investment Corp.	34	65,361

Kenedix Retail REIT Corp.	31	79,005

Keppel DC REIT	47,500	84,186

Keppel Pacific Oak US REIT(b)	154,000	122,430

Keppel REIT	80,733	67,652

Kiwi Property Group Ltd.	3,973	3,327

Klepierre SA	1,540	36,641

Land Securities Group plc	8,228	77,484

LaSalle Logiport REIT	44	73,163

Link REIT	37,500	332,624

LondonMetric Property plc	31,861	114,162

LXI REIT plc(b)	81,418	163,834

Mapletree Commercial Trust	34,368	55,560

Mapletree Industrial Trust	35,086	71,551

Mapletree Logistics Trust	73,207	109,661

Mapletree North Asia Commercial Trust(b)	49,500	37,442

Merlin Properties Socimi SA	2,992	32,437

Mirvac Group	45,364	96,086

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Mori Hills REIT Investment Corp.	16	$21,665

National Storage REIT	83,662	150,184

Nippon Accommodations Fund, Inc.	8	44,552

Nippon Building Fund, Inc.(a)	17	110,327

Nippon Prologis REIT, Inc.	41	136,816

NIPPON REIT Investment Corp.	23	88,349

Nomura Real Estate Master Fund, Inc.	51	76,349

NTT UD REIT Investment Corp.(a)	67	88,961

One REIT, Inc.	14	37,509

Orix JREIT, Inc.	49	81,176

OUE Commercial REIT	2,977	993

Parkway Life REIT	12,500	43,196

Precinct Properties New Zealand Ltd.	22,735	27,171

Primary Health Properties plc	6,239	13,136

Property for Industry Ltd.(a)	26,697	56,266

Reit 1 Ltd.	27,148	170,102

Retail Estates NV	3,784	303,029

Safestore Holdings plc	6,952	114,544

Sasseur REIT(b)	277,200	174,727

Scentre Group	43,560	98,808

Secure Income REIT plc	14,030	78,657

Segro plc	19,096	338,323

Sekisui House Reit, Inc.(a)	55	41,579

Shaftesbury plc(a)	14,432	123,543

Shopping Centres Australasia Property Group(a)	54,215	113,204

SPH REIT(d)	44,800	32,392

Star Asia Investment Corp.	156	82,635

Starhill Global REIT	542,296	259,385

Stockland	57,904	197,887

Summit Industrial Income REIT	10,032	191,325

Sunlight REIT	55,000	31,816

Suntec REIT	3,900	4,309

Tokyu REIT, Inc.	21	35,195

Tritax Big Box REIT plc	47,975	147,964

UK Commercial Property REIT Ltd.	18,880	19,669

Unibail-Rodamco-Westfield* (a)	3,124	223,459

Unibail-Rodamco-Westfield*	880	62,946

See Accompanying Notes to the Financial Statements.

192	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Unibail-Rodamco-Westfield, CHDI*	5	$18

UNITE Group plc (The)	9,194	137,180

United Urban Investment Corp.	84	104,609

Vicinity Centres	65,692	85,114

Vital Healthcare Property Trust	46,210	96,896

Warehouses De Pauw CVA	4,323	197,110

Waypoint REIT	46,112	94,553

Workspace Group plc	8,954	100,890
		15,745,642

Food & Staples Retailing – 1.7%

Aeon Co. Ltd.	14,713	337,809

Ain Holdings, Inc.(a)	800	47,077

Alimentation Couche-Tard, Inc.(a)	608	23,103

Alimentation Couche-Tard, Inc., Class B	12,408	464,668

Arcs Co. Ltd.(a)	24,818	476,445

Axfood AB	3,184	78,038

Axial Retailing, Inc.	8,800	279,377

Belc Co. Ltd.	800	39,430

Carrefour SA	10,949	198,360

Cawachi Ltd.	1,000	19,461

Coles Group Ltd.	14,872	191,460

Cosmos Pharmaceutical Corp.(a)	200	30,467

Create SD Holdings Co. Ltd.(a)	2,000	61,390

Daikokutenbussan Co. Ltd.	400	22,732

Dairy Farm International Holdings Ltd.	7,600	27,132

Empire Co. Ltd., Class A	1,666	49,729

Etablissements Franz Colruyt NV	1,044	51,275

Fuji Co. Ltd.(a)	13,200	232,107

George Weston Ltd.	1,559	168,182

GrainCorp Ltd., Class A	10,837	51,117

Heiwado Co. Ltd.	18,800	324,311

ICA Gruppen AB	1,916	99,052

Inageya Co. Ltd.	2,398	28,917

Itochu-Shokuhin Co. Ltd.	400	18,452

J Sainsbury plc	65,796	270,028

Jeronimo Martins SGPS SA	988	22,410

Investments	Shares	Value

Food & Staples Retailing – (continued)

JM Holdings Co. Ltd.(a)	8,800	$144,165

Kato Sangyo Co. Ltd.	10,200	286,700

Kesko OYJ, Class A	2,248	68,680

Kesko OYJ, Class B	6,424	208,826

Kobe Bussan Co. Ltd.(a)	3,200	109,871

Koninklijke Ahold Delhaize NV	25,960	845,087

Kusuri no Aoki Holdings Co. Ltd.(a)	600	39,833

Loblaw Cos. Ltd.	2,640	198,242

MARR SpA	1,155	27,214

MatsukiyoCocokara & Co.	3,600	158,807

Maxvalu Tokai Co. Ltd.	2,400	54,935

Metcash Ltd.(a)	43,474	132,899

Metro, Inc.(a)	4,532	227,669

Nihon Chouzai Co. Ltd.	1,600	22,998

North West Co., Inc. (The)(a)	22,132	600,459

Ocado Group plc*	10,340	255,549

Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	4,379	330,140

San-A Co. Ltd.	8,800	316,036

Seven & i Holdings Co. Ltd.	17,900	750,693

Sheng Siong Group Ltd.	51,500	54,231

Shufersal Ltd.	3,578	29,650

Sligro Food Group NV* (a)	4,620	123,771

Sonae SGPS SA	301,268	331,733

Sugi Holdings Co. Ltd.	800	57,251

Sundrug Co. Ltd.	1,600	46,797

Tesco plc	178,592	660,729

Tsuruha Holdings, Inc.	900	110,897

United Super Markets Holdings, Inc.	2,000	18,224

Valor Holdings Co. Ltd.	16,000	338,031

Welcia Holdings Co. Ltd.	3,600	134,339

Woolworths Group Ltd.	19,272	551,216

Zur Rose Group AG* (a)	260	92,476
		10,940,677

Food Products – 3.0%

a2 Milk Co. Ltd. (The)* (a)	12,579	59,144

AAK AB	5,004	109,361

Agrana Beteiligungs AG	6,028	127,241

Ajinomoto Co., Inc.	8,100	241,952

Ariake Japan Co. Ltd.	800	51,918

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	193

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food Products – (continued)

Associated British Foods plc	2,992	$73,331

Austevoll Seafood ASA	8,913	120,220

Bakkafrost P/F	1,281	118,146

Bakkavor Group plc(a) (b)	109,164	189,141

Barry Callebaut AG (Registered)	38	88,081

Bega Cheese Ltd.	8,671	35,299

Bell Food Group AG (Registered)	1,100	353,926

Bonduelle SCA	2,860	73,311

Calbee, Inc.	3,200	82,368

Chocoladefabriken Lindt & Spruengli AG	24	283,404

Chocoladefabriken Lindt & Spruengli AG (Registered)	3	360,821

Costa Group Holdings Ltd.(a)	16,050	35,201

Danone SA	10,208	665,674

DyDo Group Holdings, Inc.	500	23,767

Ebro Foods SA	1,618	32,131

Elders Ltd.	1,508	13,626

Emmi AG (Registered)	41	42,828

First Pacific Co. Ltd.	704,000	281,453

First Resources Ltd.	5,100	6,732

Fraser and Neave Ltd.	154,000	165,591

Fuji Oil Holdings, Inc.	3,400	79,704

Fujicco Co. Ltd.(a)	2,000	33,519

Fujiya Co. Ltd.	400	8,261

Glanbia plc	7,586	124,046

Golden Agri-Resources Ltd.	213,400	41,936

Grieg Seafood ASA* (a)	3,299	36,600

House Foods Group, Inc.	2,400	68,722

Inghams Group Ltd.(a)	151,800	423,003

Itoham Yonekyu Holdings, Inc.	2,100	12,763

Japfa Ltd.	201,820	102,519

J-Oil Mills, Inc.	4,400	70,770

Kagome Co. Ltd.	900	22,811

Kameda Seika Co. Ltd.	900	35,163

Kernel Holding SA	26,180	395,328

Kerry Group plc, Class A(a)	2,244	301,497

Kikkoman Corp.	4,000	326,946

Kotobuki Spirits Co. Ltd.	1,000	66,652

Leroy Seafood Group ASA	11,649	105,759

Lotus Bakeries NV	13	86,354

Investments	Shares		Value

Food Products – (continued)

Maple Leaf Foods, Inc.	301		$6,552

Maruha Nichiro Corp.(a)	17,600		396,376

Megmilk Snow Brand Co. Ltd.	22,000		425,433

Mehadrin Ltd.*	—	(e)	20

MEIJI Holdings Co. Ltd.(a)	1,600		100,890

Morinaga & Co. Ltd.	1,100		38,781

Morinaga Milk Industry Co. Ltd.	1,200		70,300

Mowi ASA	9,988		288,802

Nestle SA (Registered)	46,464		6,143,672

Neto Malinda Trading Ltd.*	2,288		71,390

NH Foods Ltd.(a)	4,400		154,545

Nichirei Corp.	3,500		85,332

Nippn Corp.	32,300		462,015

Nippon Suisan Kaisha Ltd.	132,000		748,994

Nisshin Oillio Group Ltd. (The)	9,900		262,206

Nisshin Seifun Group, Inc.	7,090		111,861

Nissin Foods Holdings Co. Ltd.	1,500		114,580

Norway Royal Salmon ASA	2,678		56,160

Orkla ASA	13,798		134,012

Premier Foods plc	280,104		421,580

Premium Brands Holdings Corp.	1,100		118,692

Riken Vitamin Co. Ltd.(a)	13,600		222,681

S Foods, Inc.	8,800		253,909

S&B Foods, Inc.	4,400		171,138

Sakata Seed Corp.	2,800		84,227

Salmar ASA	52		3,953

Saputo, Inc.	4,455		106,240

Savencia SA	1,716		127,094

Schouw & Co. A/S	5,896		574,159

Showa Sangyo Co. Ltd.(a)	13,200		327,960

Societe LDC SA	1,734		195,851

Strauss Group Ltd.	952		28,025

Suedzucker AG	1,979		31,422

SunOpta, Inc.*	5,588		43,278

Synlait Milk Ltd.* (a)	1,760		4,534

Tassal Group Ltd.(a)	119,771		319,358

Tate & Lyle plc	3,262		28,984

Toyo Suisan Kaisha Ltd.	2,800		120,570

Vilmorin & Cie SA	1,612		102,602

Viscofan SA	825		56,472

Vitasoy International Holdings Ltd.(a)	16,000		38,503

See Accompanying Notes to the Financial Statements.

194	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food Products – (continued)

WH Group Ltd.(b)	154,000	$108,090

Wilmar International Ltd.	74,800	239,626

Yakult Honsha Co. Ltd.	1,700	85,578

Yamazaki Baking Co. Ltd.	2,900	43,999
		19,507,466

Gas Utilities – 0.3%

AltaGas Ltd.(a)	6,799	140,527

APA Group	16,324	100,540

Enagas SA	5,500	123,510

Hong Kong & China Gas Co. Ltd.	158,907	247,174

Keppel Infrastructure Trust	170,047	66,833

Naturgy Energy Group SA(a)	6,820	179,395

Nippon Gas Co. Ltd.	6,000	74,142

Osaka Gas Co. Ltd.	14,500	233,475

Rubis SCA	2,784	89,211

Saibu Gas Holdings Co. Ltd.(a)	3,600	73,373

Shizuoka Gas Co. Ltd.(a)	26,400	277,834

Snam SpA	23,751	134,598

Superior Plus Corp.(a)	14,520	161,301

Toho Gas Co. Ltd.	2,000	59,110

Tokyo Gas Co. Ltd.	6,800	118,020
		2,079,043

Health Care Equipment & Supplies – 1.3%

Alcon, Inc.	7,832	648,503

Ambu A/S, Class B(a)	3,172	90,447

Ansell Ltd.	52	1,231

Arjo AB, Class B	4,131	56,276

Asahi Intecc Co. Ltd.	3,200	84,164

BioMerieux	825	105,068

Carl Zeiss Meditec AG	715	143,932

Cochlear Ltd.	886	146,697

Coloplast A/S, Class B	1,496	244,122

ConvaTec Group plc(b)	5,396	15,814

CYBERDYNE, Inc.* (a)	4,500	15,668

Demant A/S*	2,922	141,683

DiaSorin SpA	293	66,238

Draegerwerk AG & Co. KGaA	1,496	111,665

Draegerwerk AG & Co. KGaA (Preference)	2,816	221,925

Investments	Shares	Value

Health Care Equipment & Supplies – (continued)

Eckert & Ziegler Strahlen- und Medizintechnik AG	1,408	$211,008

Eiken Chemical Co. Ltd.	1,600	26,801

Elekta AB, Class B	6,069	70,466

Fisher & Paykel Healthcare Corp. Ltd.	10,847	242,273

Getinge AB, Class B	3,120	139,607

GN Store Nord A/S	2,064	125,381

Hogy Medical Co. Ltd.	1,200	32,782

Hoya Corp.	6,800	997,413

Japan Lifeline Co. Ltd.	3,000	32,230

Koninklijke Philips NV	14,785	696,802

Mani, Inc.	3,900	66,354

Menicon Co. Ltd.	3,200	120,114

Nagaileben Co. Ltd.	1,500	30,757

Nakanishi, Inc.	5,100	118,079

Nanosonics Ltd.*	16,777	74,599

Nihon Kohden Corp.	2,300	73,120

Nipro Corp.	5,200	52,718

Olympus Corp.	22,000	474,729

Paramount Bed Holdings Co. Ltd.	1,600	29,790

PolyNovo Ltd.* (a)	32,604	44,570

Revenio Group OYJ	1,760	116,401

Sartorius AG (Preference)	524	339,826

Siemens Healthineers AG(b)	5,896	392,058

Smith & Nephew plc	15,444	265,682

Sonova Holding AG (Registered)	842	348,595

Straumann Holding AG (Registered)	187	389,247

Sysmex Corp.	2,400	296,146

Terumo Corp.	11,800	519,293

Ypsomed Holding AG (Registered)	81	13,474
		8,433,748

Health Care Providers & Services – 0.6%

AEVIS VICTORIA SA*	7,323	100,578

Alfresa Holdings Corp.	1,100	15,435

Ambea AB(b)	21,007	146,023

Amplifon SpA	3,067	155,991

As One Corp.	700	95,523

BML, Inc.	12,100	423,938

CareTech Holdings plc	47,696	407,967

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	195

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Providers & Services – (continued)

Chartwell Retirement Residences(a)	5,472	$52,709

China Evergrande New Energy Vehicle Group Ltd.* (a)	40,000	19,231

CVS Group plc*	5,896	201,644

EBOS Group Ltd.	2,014	52,248

Fagron	2,504	43,408

Fresenius Medical Care AG & Co. KGaA	2,728	181,400

Fresenius SE & Co. KGaA	8,052	365,878

Galenica AG(b)	132	9,679

Healius Ltd.	27,458	99,406

Korian SA	2,669	88,954

Mediclinic International plc*	22,600	103,470

Medipal Holdings Corp.	700	12,616

NMC Health plc* (d)	2,074	591

Orpea SA	950	99,165

Raffles Medical Group Ltd.	4,124	4,190

Ramsay Health Care Ltd.	2,240	118,479

Ryman Healthcare Ltd.(a)	2,860	29,576

Ship Healthcare Holdings, Inc.	1,800	47,153

Sonic Healthcare Ltd.	9,467	284,640

Summerset Group Holdings Ltd.	11,645	120,923

Suzuken Co. Ltd.	3,380	93,671

Toho Holdings Co. Ltd.(a)	30,600	492,981
		3,867,467

Health Care Technology – 0.1%

AGFA-Gevaert NV*	15,224	66,244

CompuGroup Medical SE & Co. KGaA	624	52,209

M3, Inc.	6,800	400,039

Sectra AB* (a)	5,149	539

Sectra AB, Class B* (a)	5,149	125,660
		644,691

Hotels, Restaurants & Leisure – 1.4%

888 Holdings plc	32,824	172,235

Accor SA*	792	28,330

Arcland Service Holdings Co. Ltd.	1,400	27,687

Aristocrat Leisure Ltd.	9,366	328,385

Atom Corp.* (a)	5,800	39,065

Investments	Shares	Value

Hotels, Restaurants & Leisure – (continued)

Autogrill SpA* (a)	24,905	$195,293

Basic-Fit NV* (b)	1,196	58,131

Betsson AB, Class B*	46,024	320,456

Colowide Co. Ltd.(a)	3,500	50,585

Compass Group plc*	30,272	643,178

Corporate Travel Management Ltd.* (a)	3,366	61,916

Create Restaurants Holdings, Inc.(a)	4,400	30,214

Crown Resorts Ltd.*	11,014	82,395

Domino’s Pizza Enterprises Ltd.	1,398	142,238

Domino’s Pizza Group plc	15,345	81,402

Doutor Nichires Holdings Co. Ltd.	7,100	101,620

Elior Group SA* (a) (b)	7,543	59,533

Entain plc*	12,408	348,329

Evolution AB(b)	2,640	427,023

Flutter Entertainment plc*	1,493	282,319

Flutter Entertainment plc – XDUB* (a)	1,008	190,841

Fuji Kyuko Co. Ltd.	1,000	40,167

Galaxy Entertainment Group Ltd.*	36,000	194,831

Genting Singapore Ltd.	20,800	12,031

Greggs plc	3,864	161,810

Hiday Hidaka Corp.	2,191	31,244

HIS Co. Ltd.* (a)	22,800	511,688

Ichibanya Co. Ltd.	1,000	40,386

InterContinental Hotels Group plc*	4,532	317,942

J D Wetherspoon plc*	3,795	53,216

Kindred Group plc, SDR	7,392	103,282

Kisoji Co. Ltd.(a)	1,700	31,890

KOMEDA Holdings Co. Ltd.	1,200	21,711

Kyoritsu Maintenance Co. Ltd.(a)	1,600	59,776

La Francaise des Jeux SAEM(b)	3,300	171,470

Mandarin Oriental International Ltd.*	8,000	18,560

McDonald’s Holdings Co. Japan Ltd.(a)	1,100	49,103

Melco International Development Ltd.* (a)	21,000	27,428

MGM China Holdings Ltd.* (a)	32,400	23,866

Miramar Hotel & Investment	44,000	73,757

See Accompanying Notes to the Financial Statements.

196	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Hotels, Restaurants & Leisure – (continued)

Mitchells & Butlers plc*	38,104	$132,249

MOS Food Services, Inc.(a)	2,100	58,382

NagaCorp Ltd.(a)	90,000	82,722

Ohsho Food Service Corp.	1,504	78,745

Oriental Land Co. Ltd.(a)	3,900	613,602

Pandox AB*	5,720	100,833

Penn National Gaming, Inc.*	220	15,752

Playtech plc*	33,220	316,933

Plenus Co. Ltd.	5,400	91,733

PointsBet Holdings Ltd.*	13,297	82,396

Restaurant Brands International, Inc.	4,048	228,828

Restaurant Brands New Zealand Ltd.* (a)	1,154	12,867

Restaurant Group plc (The)*	101,062	122,323

Ringer Hut Co. Ltd.* (a)	1,700	32,934

Round One Corp.	5,100	61,142

Royal Holdings Co. Ltd.*	1,600	29,004

Saizeriya Co. Ltd.	1,800	48,463

Sands China Ltd.*	22,800	52,112

Scandic Hotels Group AB* (a) (b)	29,480	142,105

Shangri-La Asia Ltd.* (a)	32,000	26,080

SJM Holdings Ltd.* (a)	76,000	56,763

SkiStar AB*	2,828	58,941

Skylark Holdings Co. Ltd.*	3,700	50,069

Sodexo SA*	988	96,043

SSP Group plc*	35,420	125,021

Star Entertainment Grp Ltd. (The)* (a)	11,421	31,397

Tabcorp Holdings Ltd.	44,620	166,230

Toridoll Holdings Corp.	3,200	76,924

TUI AG, DI*	2,728	9,173

Webjet Ltd.*	39,908	189,441

Whitbread plc*	5,500	246,529

Wynn Macau Ltd.* (a)	12,800	11,518

Yoshinoya Holdings Co. Ltd.	4,900	95,357

Zensho Holdings Co. Ltd.(a)	3,600	82,971
		9,240,915

Household Durables – 1.4%

Azorim-Investment Development & Construction Co. Ltd.*	4,285	19,166

Investments	Shares	Value

Household Durables – (continued)

Barratt Developments plc	28,996	$263,518

Bellway plc	3,680	167,120

Berkeley Group Holdings plc	1,345	80,268

Bonava AB, Class B	32,392	319,639

Breville Group Ltd.	4,514	99,374

Cairn Homes plc(a)	38,456	49,972

Casio Computer Co. Ltd.(a)	3,600	50,705

Countryside Properties plc* (b)	13,624	87,848

Crest Nicholson Holdings plc	12,364	60,335

De’ Longhi SpA	2,352	91,999

DFS Furniture plc*	105,952	396,488

Dom Development SA	5,544	186,346

Electra Consumer Products 1970 Ltd.	4,888	229,470

Electrolux AB, Class B(a)	7,237	164,230

Fiskars OYJ Abp	574	14,116

Forbo Holding AG (Registered)	24	46,700

Fujitsu General Ltd.	2,100	51,494

Haseko Corp.	3,500	45,459

Husqvarna AB, Class B	10,433	148,383

Iida Group Holdings Co. Ltd.	5,400	132,745

JM AB	1,842	74,529

Kaufman & Broad SA(a)	6,468	258,984

Man Wah Holdings Ltd.	54,400	84,617

Nagawa Co. Ltd.(a)	500	47,270

Neinor Homes SA* (a) (b)	16,280	209,878

Nikon Corp.	1,400	15,335

Nobia AB	53,372	328,429

Open House Co. Ltd.	1,800	113,975

Panasonic Corp.	52,800	644,806

Persimmon plc	7,436	277,349

Pressance Corp.(a)	13,200	217,868

Redrow plc	16,632	147,095

Rinnai Corp.	100	10,226

Sangetsu Corp.	2,256	30,964

SEB SA	616	96,451

Sekisui Chemical Co. Ltd.	8,500	139,026

Sekisui House Ltd.	16,600	343,792

Sharp Corp.	6,200	72,916

Sony Group Corp.	20,900	2,408,472

Sumitomo Forestry Co. Ltd.(a)	7,700	146,538

Tama Home Co. Ltd.(a)	8,800	180,978

Taylor Wimpey plc	87,516	185,402

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	197

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Household Durables – (continued)

Token Corp.	3,100	$252,567

TomTom NV* (a)	15,532	133,819

Vistry Group plc	10,222	170,944

Zojirushi Corp.(a)	1,300	17,934
		9,315,539

Household Products – 0.4%

Earth Corp.	600	36,729

Essity AB, Class A	616	19,939

Essity AB, Class B	9,592	310,259

Henkel AG & Co. KGaA	1,770	147,685

Henkel AG & Co. KGaA (Preference)	2,288	204,886

Lion Corp.	2,400	39,886

Pigeon Corp.(a)	2,400	55,504

PZ Cussons plc	28,228	83,191

Reckitt Benckiser Group plc	11,484	932,695

Sano-Brunos Enterprises Ltd.	1,408	158,736

Unicharm Corp.	9,600	386,610
		2,376,120

Independent Power and Renewable Electricity Producers – 0.4%

Albioma SA	42	1,653

Boralex, Inc., Class A(a)	2,081	64,299

Brookfield Renewable Corp.	5,298	219,092

Capital Power Corp.	4,094	134,259

ContourGlobal plc(b)	17,776	48,489

Doral Group Renewable Energy Resources Ltd.*	2,244	10,918

Drax Group plc	168,036	1,221,929

EDP Renovaveis SA	7,524	209,842

Electric Power Development Co. Ltd.(a)	3,100	40,835

Encavis AG	3,746	78,465

Enlight Renewable Energy Ltd.*	32,188	79,531

ERG SpA	2,090	75,510

Innergex Renewable Energy, Inc.	559	9,290

Meridian Energy Ltd.	28,875	103,115

Northland Power, Inc.(a)	2,116	67,924

Scatec ASA(b)	988	19,400

TransAlta Corp.	20,548	230,089

Investments	Shares	Value

Independent Power and Renewable Electricity Producers – (continued)

Uniper SE	2,028	$89,675
		2,704,315

Industrial Conglomerates – 1.1%

Arad Investment & Industrial Development Ltd.	1,408	159,852

Bonheur ASA	3,702	145,948

CK Hutchison Holdings Ltd.	64,356	433,091

DCC plc	988	82,694

Guoco Group Ltd.	4,000	46,792

Hitachi Ltd.	22,000	1,264,530

Indus Holding AG	7,285	286,639

Investment AB Latour, Class B	3,256	117,980

Italmobiliare SpA	245	8,605

Jardine Matheson Holdings Ltd.	4,400	254,892

Keihan Holdings Co. Ltd.(a)	4,400	115,301

Keppel Corp. Ltd.	13,200	52,663

Lifco AB, Class B	6,732	196,038

Melrose Industries plc	73,220	158,378

Nisshinbo Holdings, Inc.	47,400	364,983

Nolato AB, Class B	7,100	93,746

Noritsu Koki Co. Ltd.	800	16,572

Rheinmetall AG	1,144	110,995

Shun Tak Holdings Ltd.* (a)	616,000	168,668

Siemens AG (Registered)	13,068	2,121,446

Smiths Group plc	2,860	53,140

TOKAI Holdings Corp.	55,595	421,259

Toshiba Corp.	8,800	378,935
		7,053,147

Insurance – 4.1%

Admiral Group plc	4,708	185,215

Aegon NV(a)	53,179	269,859

Ageas SA	5,544	270,105

AIA Group Ltd.	204,800	2,312,838

Allianz SE (Registered)	9,349	2,176,268

Alm Brand A/S(a)	8,488	65,492

ASR Nederland NV	3,620	169,497

Assicurazioni Generali SpA(a)	24,640	537,501

AUB Group Ltd.	2,255	36,771

Aviva plc	76,824	415,645

AXA SA	48,400	1,409,234

See Accompanying Notes to the Financial Statements.

198	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Baloise Holding AG (Registered)	1,056	$168,729

Beazley plc*	5,676	30,343

Clal Insurance Enterprises Holdings Ltd.*	24,068	595,591

Coface SA	5,065	72,389

Conduit Holdings Ltd.(a)	23,874	143,991

Dai-ichi Life Holdings, Inc.	24,400	513,893

Direct Line Insurance Group plc	46,112	184,820

Fairfax Financial Holdings Ltd.	484	195,720

Gjensidige Forsikring ASA	945	23,471

Great Eastern Holdings Ltd.	2,400	38,300

Great-West Lifeco, Inc.(a)	6,344	186,346

Grupo Catalana Occidente SA	2,102	74,801

Hannover Rueck SE	1,898	347,041

Harel Insurance Investments & Financial Services Ltd.	8,005	89,487

Helvetia Holding AG (Registered)	1,265	150,900

iA Financial Corp., Inc.	4,092	241,681

Insurance Australia Group Ltd.	17,160	61,867

Intact Financial Corp.	2,816	376,913

Japan Post Holdings Co. Ltd.*	24,900	191,076

Just Group plc*	331,980	418,202

Lancashire Holdings Ltd.	24,992	173,344

Legal & General Group plc	125,576	497,293

Manulife Financial Corp.	41,404	805,333

Medibank Pvt Ltd.	52,475	130,854

Menora Mivtachim Holdings Ltd.	13,157	304,247

Migdal Insurance & Financial Holdings Ltd.	90,400	153,805

MS&AD Insurance Group Holdings, Inc.	8,800	284,471

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	3,652	1,082,772

nib holdings Ltd.	11,260	55,988

NN Group NV	6,640	355,929

Phoenix Group Holdings plc	29,128	262,162

Phoenix Holdings Ltd. (The)	5,085	64,222

Poste Italiane SpA(b)	12,259	175,064

Power Corp. of Canada	12,945	430,473

Investments	Shares	Value

Insurance – (continued)

Powszechny Zaklad Ubezpieczen SA	23,012	$230,313

Prudential plc	65,340	1,338,546

QBE Insurance Group Ltd.(a)	33,264	295,568

Sabre Insurance Group plc(b)	21,200	57,190

Sampo OYJ, Class A	13,811	735,208

SCOR SE	1,012	34,080

Societa Cattolica Di Assicurazione SpA*	52,835	402,323

Sompo Holdings, Inc.	8,500	368,849

Steadfast Group Ltd.	30,934	108,041

Storebrand ASA	17,930	191,905

Sun Life Financial, Inc.	15,620	888,773

Suncorp Group Ltd.	40,876	359,827

Swiss Life Holding AG (Registered)	704	387,229

Swiss Re AG	6,248	606,099

T&D Holdings, Inc.	8,800	112,831

Tokio Marine Holdings, Inc.	17,600	925,804

Topdanmark A/S	1,650	87,732

Tryg A/S	5,124	121,597

Unipol Gruppo SpA	6,080	34,969

UnipolSai Assicurazioni SpA(a)	27,841	80,676

UNIQA Insurance Group AG	39,072	363,989

Wuestenrot & Wuerttembergische AG	7,744	161,491

Yunfeng Financial Group Ltd.* (a)	664,000	176,690

Zurich Insurance Group AG	3,784	1,680,903
		26,480,576

Interactive Media & Services – 0.2%

Adevinta ASA*	470	7,726

Auto Trader Group plc(b)	15,928	132,222

carsales.com Ltd.	7,568	140,175

Dip Corp.	1,400	50,217

Kakaku.com, Inc.(a)	1,600	52,831

New Work SE	159	38,825

REA Group Ltd.(a)	1,596	191,969

Rightmove plc	17,688	167,636

Scout24 SE(b)	1,879	130,903

SEEK Ltd.(a)	5,653	138,843

Z Holdings Corp.	37,200	230,328
		1,281,675

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	199

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Internet & Direct Marketing Retail – 0.6%

Allegro.eu SA* (b)	12,540	$141,925

ASKUL Corp.	1,000	13,558

ASOS plc*	1,370	46,610

Auction Technology Group plc*	10,604	205,531

Belluna Co. Ltd.	15,600	109,176

boohoo Group plc*	15,511	38,643

Delivery Hero SE* (b)	3,652	454,536

Dustin Group AB(a) (b)	3,680	45,033

HelloFresh SE*	3,420	277,046

Just Eat Takeaway.com NV* (b)	3,476	249,785

Mercari, Inc.*	1,900	102,477

Moneysupermarket.com Group plc	22,168	64,420

Prosus NV*	14,652	1,292,219

Rakuten Group, Inc.(a)	20,200	221,443

Shop Apotheke Europe NV* (a) (b)	748	113,397

THG plc* (a)	21,032	62,445

Zalando SE* (b) (d)	938	88,555

Zalando SE* (b)	2,820	266,232

zooplus AG*	528	292,316

ZOZO, Inc.	2,800	89,507
		4,174,854

IT Services – 2.1%

AddNode Group AB(a)	3,740	154,808

Adyen NV* (b)	528	1,595,089

Afterpay Ltd.*	4,149	384,210

Alten SA	900	144,980

Amadeus IT Group SA*	7,832	524,238

Appen Ltd.(a)	16,514	133,339

Atea ASA*	4,972	92,865

Atos SE	880	45,807

Bechtle AG	2,019	151,404

Bell System24 Holdings, Inc.	5,600	71,704

CANCOM SE	1,981	137,001

Capgemini SE	2,552	594,500

CGI, Inc.*	4,532	404,226

Computacenter plc	1,092	40,266

Computershare Ltd.	15,875	223,689

Investments	Shares	Value

IT Services – (continued)

Digital Garage, Inc.	1,300	$60,425

DTS Corp.(a)	4,000	88,472

Econocom Group SA/NV	64,548	273,022

Edenred	3,260	176,446

FDM Group Holdings plc	3,850	63,434

Formula Systems 1985 Ltd.	829	89,075

Fujitsu Ltd.	3,200	550,756

GMO internet, Inc.	1,200	32,993

GMO Payment Gateway, Inc.(a)	1,400	177,294

Indra Sistemas SA*	47,080	569,351

Infocom Corp.	1,600	30,618

Infomart Corp.	5,300	51,594

Itochu Techno-Solutions Corp.	2,400	75,562

Kainos Group plc	8,184	222,121

Keywords Studios plc	1,144	44,472

Matrix IT Ltd.	2,464	66,977

Megaport Ltd.* (a)	7,072	95,134

Mitsubishi Research Institute, Inc.	4,400	163,613

NEC Corp.	7,300	372,603

NEC Networks & System Integration Corp.	2,400	38,497

NET One Systems Co. Ltd.	3,800	124,139

Network International Holdings plc* (b)	22,792	100,975

Nexi SpA* (b)	8,052	140,006

NEXTDC Ltd.*	15,925	140,425

Nihon Unisys Ltd.	2,600	72,738

Nomura Research Institute Ltd.	5,745	228,742

NS Solutions Corp.	800	26,801

NSD Co. Ltd.	5,160	97,973

NTT Data Corp.	10,400	208,228

Nuvei Corp.* (b)	1,760	211,191

Obic Co. Ltd.	1,500	276,124

Otsuka Corp.(a)	3,400	166,981

Relia, Inc.(a)	24,100	246,442

Reply SpA	842	163,408

S&T AG(a)	228	5,483

SCSK Corp.	2,700	54,462

Shopify, Inc., Class A*	1,892	2,758,164

Softcat plc	364	9,695

Solutions 30 SE* (a)	5,136	46,450

Sopra Steria Group SACA	792	155,904

See Accompanying Notes to the Financial Statements.

200	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

IT Services – (continued)

SUNeVision Holdings Ltd.	90,000	$82,722

TietoEVRY OYJ	1,598	49,006

TIS, Inc.	6,100	165,573

Transcosmos, Inc.	2,100	63,078

Tyro Payments Ltd.*	55,200	167,501

Worldline SA* (b)	3,094	180,387
		13,883,183

Leisure Products – 0.4%

Bandai Namco Holdings, Inc.	4,500	342,833

BRP, Inc.	639	56,098

Games Workshop Group plc	684	90,431

Heiwa Corp.	2,450	43,575

MIPS AB(b)	440	53,127

Mizuno Corp.(a)	8,800	203,899

Sega Sammy Holdings, Inc.(a)	5,300	75,020

Shimano, Inc.	1,700	470,827

Technogym SpA(b)	4,905	51,541

Thule Group AB(b)	2,805	161,601

Tomy Co. Ltd.(a)	40,100	379,811

Universal Entertainment Corp.*	300	7,098

Yamaha Corp.	4,200	264,468

Yonex Co. Ltd.(a)	10,000	65,600
		2,265,929

Life Sciences Tools & Services – 0.4%

Biotage AB	7,040	227,549

Chemometec A/S	1,408	212,897

Clinigen Group plc	5,270	44,282

Eurofins Scientific SE(a)	2,200	259,534

Evotec SE*	3,042	147,327

Gerresheimer AG	755	69,286

Lonza Group AG (Registered)	1,188	975,883

QIAGEN NV*	4,369	243,615

Sartorius Stedim Biotech	260	143,282

Siegfried Holding AG (Registered)*	165	158,815

Tecan Group AG (Registered)	291	178,342
		2,660,812

Machinery – 3.3%

Aalberts NV	1,404	77,746

Aichi Corp.(a)	26,400	186,612

Investments	Shares	Value

Machinery – (continued)

Aida Engineering Ltd.	26,000	$235,089

Alfa Laval AB	5,280	226,053

Alstom SA	4,634	165,064

Amada Co. Ltd.	7,200	70,848

ANDRITZ AG(a)	2,081	117,955

Atlas Copco AB, Class A	11,044	709,563

Atlas Copco AB, Class B	6,952	375,992

ATS Automation Tooling Systems, Inc.*	6,312	214,431

Beijer Alma AB	2,304	57,811

Bobst Group SA (Registered)*	52	4,245

Bodycote plc	11,283	123,652

Bucher Industries AG (Registered)	275	138,922

Bystronic AG	55	75,721

Cargotec OYJ, Class B	684	35,493

CKD Corp.	2,500	49,309

CNH Industrial NV	22,220	383,911

Concentric AB	914	26,871

Construcciones y Auxiliar de Ferrocarriles SA	720	31,621

Daetwyler Holding AG	352	136,948

Daifuku Co. Ltd.	2,800	256,610

Daiwa Industries Ltd.	1,600	17,722

Danieli & C Officine Meccaniche SpA(a)	2,024	68,160

Danieli & C Officine Meccaniche SpA (Retirement Savings Plan)	18,815	406,732

DMG Mori AG	1,007	48,945

DMG Mori Co. Ltd.(a)	2,100	36,005

Duerr AG	2,684	121,447

Ebara Corp.(a)	3,500	190,309

Electrolux Professional AB, Class B*	4,532	34,933

Epiroc AB, Class A	10,130	252,056

Epiroc AB, Class B	7,876	167,360

FANUC Corp.	3,100	606,542

Fincantieri SpA* (a)	213,096	168,185

FLSmidth & Co. A/S(a)	4,972	189,186

Fluidra SA	912	34,881

Fuji Corp.	1,000	23,197

Fujitec Co. Ltd.	2,400	54,283

GEA Group AG	4,200	207,007

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	201

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

Georg Fischer AG (Registered)	93	$140,963

Glory Ltd.	22,100	474,077

Harmonic Drive Systems, Inc.(a)	1,500	67,617

Hino Motors Ltd.	10,300	97,196

Hitachi Construction Machinery Co. Ltd.	4,400	139,882

Hitachi Zosen Corp.	21,200	165,472

Hoshizaki Corp.(a)	1,200	100,609

IHI Corp.	2,500	58,189

IMI plc	1,824	40,854

Indutrade AB	6,594	191,866

Interpump Group SpA	2,231	164,591

Interroll Holding AG (Registered)	34	165,395

Japan Steel Works Ltd. (The)	2,200	64,346

Jungheinrich AG (Preference)	3,036	153,958

Kawasaki Heavy Industries Ltd.	2,800	56,626

KION Group AG	1,848	201,884

Kitz Corp.	30,700	204,622

Komatsu Ltd.	16,900	439,674

Kone OYJ, Class B	6,336	432,315

Konecranes OYJ	2,273	94,643

Krones AG	926	95,641

Kubota Corp.(a)	17,600	373,918

Kurita Water Industries Ltd.	3,400	166,981

Kyokuto Kaihatsu Kogyo Co. Ltd.	17,700	241,226

Makita Corp.	5,800	267,708

Manitou BF SA	6,888	234,750

Max Co. Ltd.	2,800	44,446

Meidensha Corp.	16,700	350,184

Metso Outotec OYJ	17,994	180,748

MINEBEA MITSUMI, Inc.	8,811	222,158

MISUMI Group, Inc.	2,900	121,061

Mitsubishi Heavy Industries Ltd.	8,800	224,505

Mitsuboshi Belting Ltd.(a)	8,800	155,741

Miura Co. Ltd.	3,300	126,328

Morgan Advanced Materials plc	30,448	144,409

Morita Holdings Corp.	2,600	32,607

Nabtesco Corp.(a)	4,400	142,390

Nachi-Fujikoshi Corp.	8,700	328,467

Investments	Shares	Value

Machinery – (continued)

Neles OYJ	989	$14,833

NGK Insulators Ltd.	7,900	131,084

Nikkiso Co. Ltd.(a)	22,400	197,823

Nitta Corp.	12,200	278,827

Norma Group SE	3,772	162,383

NSK Ltd.	18,400	123,447

NTN Corp.*	171,600	370,214

Obara Group, Inc.(a)	4,400	140,653

OC Oerlikon Corp. AG (Registered)	469	4,771

OKUMA Corp.	1,000	47,533

Organo Corp.	4,200	265,942

OSG Corp.	1,500	24,916

Palfinger AG	787	34,791

Pfeiffer Vacuum Technology AG	398	99,486

Rational AG	55	54,712

Rotork plc	23,256	112,912

Sandvik AB	16,280	412,284

Schindler Holding AG	706	184,043

Schindler Holding AG (Registered)	660	169,596

Sembcorp Marine Ltd.*	791,769	46,385

SFS Group AG	593	79,954

Shibaura Machine Co. Ltd.	4,449	103,553

Shima Seiki Manufacturing Ltd.	1,300	24,888

Shinmaywa Industries Ltd.	12,600	102,767

SKF AB, Class A	2,427	57,083

SKF AB, Class B	3,728	86,380

SMC Corp.	1,100	655,418

Spirax-Sarco Engineering plc	1,437	307,382

Stabilus SA	582	43,779

Sumitomo Heavy Industries Ltd.	5,200	133,620

Tadano Ltd.	8,900	96,864

Takeuchi Manufacturing Co. Ltd.	4,400	112,870

Takuma Co. Ltd.	4,600	59,908

Techtronic Industries Co. Ltd.	32,500	668,880

Tocalo Co. Ltd.(a)	8,200	100,104

Trelleborg AB, Class B	6,724	153,567

Tsubakimoto Chain Co.	11,000	323,657

Tsugami Corp.	3,400	46,516

Tsukishima Kikai Co. Ltd.	8,800	89,679

See Accompanying Notes to the Financial Statements.

202	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

Union Tool Co.	500	$16,838

Valmet OYJ	4,237	172,105

VAT Group AG(b)	660	315,789

Vesuvius plc	1,150	7,440

Volvo AB, Class A	5,280	124,676

Volvo AB, Class B	30,360	706,709

Wacker Neuson SE	1,713	56,220

Wartsila OYJ Abp	10,560	146,586

Weir Group plc (The)	3,920	93,227

Yaskawa Electric Corp.	4,400	189,853
		21,188,411

Marine – 0.5%

AP Moller – Maersk A/S, Class A	52	142,531

AP Moller – Maersk A/S, Class B	132	381,830

D/S Norden A/S	12,496	301,886

Dfds A/S*	1,804	93,450

Golden Ocean Group Ltd.	49,236	443,510

Kawasaki Kisen Kaisha Ltd.*	1,300	62,478

Kuehne + Nagel International AG (Registered)	748	236,004

Mitsui OSK Lines Ltd.	4,300	270,011

Nippon Yusen KK	4,400	315,650

Pacific Basin Shipping Ltd.(a)	2,024,000	936,670

Stolt-Nielsen Ltd.	12,604	193,694

Wallenius Wilhelmsen ASA*	19,236	87,547

Wilh Wilhelmsen Holding ASA, Class A	2,468	54,557
		3,519,818

Media – 1.1%

4imprint Group plc	3,450	135,252

Ascential plc* (b)	19,337	107,085

Atresmedia Corp. de Medios de Comunicacion SA*	55,220	225,707

Cogeco, Inc.	3,080	204,696

Corus Entertainment, Inc., Class B(a)	94,160	426,153

CyberAgent, Inc.	8,800	146,635

Daily Mail & General Trust plc, Class A	6,037	86,062

Dentsu Group, Inc.(a)	2,100	76,799

Investments	Shares	Value

Media – (continued)

Euromoney Institutional Investor plc	4,083	$58,654

Future plc	3,272	158,234

Hakuhodo DY Holdings, Inc.(a)	7,400	120,581

Informa plc*	12,188	86,775

IPSOS	16,412	768,258

ITV plc*	33,220	49,020

JCDecaux SA*	968	25,272

Lagardere SA*	4,213	111,356

Mediaset Espana Comunicacion SA*	67,232	350,119

Mediaset NV*	33,079	92,946

Metropole Television SA	7,314	161,326

Nine Entertainment Co. Holdings Ltd.	10,556	21,883

Nippon Television Holdings, Inc.	2,400	25,889

Pearson plc	16,422	135,603

ProSiebenSat.1 Media SE	9,500	159,246

Publicis Groupe SA	4,512	302,534

Quebecor, Inc., Class B	4,781	121,651

RAI Way SpA(b)	8,120	49,240

Reach plc	132,880	576,490

Schibsted ASA, Class A	2,349	120,986

Schibsted ASA, Class B	2,493	112,401

Seven West Media Ltd.* (a)	520,432	177,858

Shaw Communications, Inc., Class B	6,892	198,161

Singapore Press Holdings Ltd.(d)	27,000	39,844

SKY Perfect JSAT Holdings, Inc.	82,200	307,822

Stroeer SE & Co. KGaA	620	52,592

Television Francaise 1	37,972	406,913

TX Group AG*	650	107,557

Vivendi SE	15,180	195,609

WPP plc	23,942	346,563

YouGov plc(a)	10,604	191,868

Zenrin Co. Ltd.	2,400	22,058
		7,063,698

Metals & Mining – 5.0%

Acerinox SA	11,176	155,654

Agnico Eagle Mines Ltd.	2,999	158,932

Aichi Steel Corp.	1,700	39,524

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	203

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Alamos Gold, Inc., Class A	3,957	$29,305

Alumina Ltd.(a)	7,644	11,425

Anglo American plc	33,924	1,293,899

Antofagasta plc	7,124	139,203

Aperam SA	2,438	145,527

ArcelorMittal SA	17,556	595,787

Asahi Holdings, Inc.(a)	32,400	577,673

Aura Minerals, Inc.(a)	17,996	177,993

Aurubis AG	1,748	150,987

B2Gold Corp.	13,052	53,806

Barrick Gold Corp.	4,064	74,457

Barrick Gold Corp. – XLON	22,380	415,065

Bekaert SA	2,904	127,302

Bellevue Gold Ltd.*	49,941	32,259

BHP Group Ltd.(a)	48,136	1,322,548

BHP Group plc	49,984	1,325,776

BlueScope Steel Ltd.	13,860	214,659

Boliden AB	5,544	195,526

Centamin plc	509,520	654,843

Centerra Gold, Inc.	10,411	77,943

Chalice Mining Ltd.* (a)	23,892	119,695

Champion Iron Ltd.*	27,104	89,574

Daido Steel Co. Ltd.	2,000	76,562

Dowa Holdings Co. Ltd.	2,200	91,550

Dundee Precious Metals, Inc.	78,012	512,297

Eldorado Gold Corp.* (a)	78,804	703,772

Endeavour Mining plc(a)	2,501	63,435

Equinox Gold Corp.* (a)	112,112	830,292

Eramet SA*	4,664	390,233

Evolution Mining Ltd.	35,786	97,570

Evraz plc	23,537	200,549

Ferrexpo plc	22,440	95,970

First Majestic Silver Corp.(a)	7,676	97,099

First Quantum Minerals Ltd.	13,288	314,097

Fortescue Metals Group Ltd.	40,568	424,456

Fortuna Silver Mines, Inc.* (a)	105,732	511,792

Franco-Nevada Corp.	2,581	367,697

Glencore plc*	239,140	1,197,294

Granges AB(a)	35,024	381,090

Hill & Smith Holdings plc	3,264	82,056

Hitachi Metals Ltd.*	4,740	89,666

Hochschild Mining plc(a)	152,856	298,786

Investments	Shares	Value

Metals & Mining – (continued)

Hudbay Minerals, Inc.(a)	19,756	$137,545

IAMGOLD Corp.* (a)	182,556	502,211

IGO Ltd.	19,186	138,918

Iluka Resources Ltd.	6,916	48,829

Ivanhoe Mines Ltd., Class A* (a)	21,170	165,835

Jastrzebska Spolka Weglowa SA*	25,872	336,164

JFE Holdings, Inc.	8,800	134,518

KGHM Polska Miedz SA	4,840	186,236

Kinross Gold Corp.	24,079	144,526

Kirkland Lake Gold Ltd.(a)	7,876	331,484

Kobe Steel Ltd.(a)	7,000	41,131

Kyoei Steel Ltd.	3,900	48,021

Labrador Iron Ore Royalty Corp.(a)	27,236	787,274

Lithium Americas Corp.*	7,392	214,088

Lundin Gold, Inc.*	6,342	57,968

Lundin Mining Corp.(a)	8,112	70,482

Lynas Rare Earths Ltd.*	28,584	157,371

MAG Silver Corp.*	4,656	92,590

Mineral Resources Ltd.	3,784	109,679

Mitsubishi Materials Corp.	900	17,412

Mount Gibson Iron Ltd.	218,737	69,003

New Gold, Inc.* (a)	287,012	402,889

Newcrest Mining Ltd.	10,692	199,886

Nippon Light Metal Holdings Co. Ltd.	22,000	364,078

Nippon Steel Corp.	24,115	422,766

Norsk Hydro ASA	42,080	307,816

Northern Star Resources Ltd.	25,378	176,127

Novagold Resources, Inc.* (a)	7,962	58,067

OceanaGold Corp.*	1,000	1,864

OceanaGold Corp.* (a)	252,836	471,180

Osisko Gold Royalties Ltd.	5,548	69,957

Osisko Mining, Inc.* (a)	50,028	107,761

Outokumpu OYJ* (a)	14,960	93,487

OZ Minerals Ltd.(a)	10,560	199,322

Pan American Silver Corp.	4,082	104,293

Perenti Global Ltd.(a)	411,532	315,284

Perseus Mining Ltd.*	561,352	666,178

Petropavlovsk plc*	1,133,396	370,379

Polymetal International plc	5,376	99,852

Pretium Resources, Inc.*	5,096	61,544

See Accompanying Notes to the Financial Statements.

204	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Ramelius Resources Ltd.(a)	381,920	$456,108

Regis Resources Ltd.	339,372	509,805

Rio Tinto Ltd.	9,548	647,515

Rio Tinto plc	23,936	1,496,312

Salzgitter AG*	16,852	620,553

Sandfire Resources Ltd.(a)	154,176	643,857

Sandstorm Gold Ltd.*	13,772	86,995

Sanyo Special Steel Co. Ltd.	4,800	78,846

Silver Lake Resources Ltd.* (a)	413,556	526,504

Sims Ltd.	5,980	64,185

South32 Ltd.	149,850	401,812

SSAB AB, Class A*	13,394	76,261

SSR Mining, Inc.	8,601	135,446

St Barbara Ltd.(a)	205,612	226,248

Stelco Holdings, Inc.	18,216	631,472

Sumitomo Metal Mining Co. Ltd.	5,100	197,828

Teck Resources Ltd., Class B	12,320	343,296

Toho Titanium Co. Ltd.	200	2,096

Tokyo Steel Manufacturing Co. Ltd.(a)	35,200	390,820

Torex Gold Resources, Inc.* (a)	26,268	304,947

Turquoise Hill Resources Ltd.* (a)	8,140	102,969

UACJ Corp.*	9,600	221,594

voestalpine AG(a)	1,880	71,448

Westgold Resources Ltd.(a)	160,719	235,396

Wheaton Precious Metals Corp.	6,328	255,050

Yamana Gold, Inc.(a)	24,430	95,785

Yodogawa Steel Works Ltd.(a)	2,900	63,176
		32,175,964

Multiline Retail – 0.5%

B&M European Value Retail SA	23,980	208,137

Canadian Tire Corp. Ltd., Class A(a)	1,248	176,978

Dollarama, Inc.	4,444	200,554

Europris ASA(b)	67,716	499,507

H2O Retailing Corp.	14,415	114,663

Harvey Norman Holdings Ltd.(a)	5,610	20,900

Investments	Shares	Value

Multiline Retail – (continued)

Isetan Mitsukoshi Holdings Ltd.	300	$2,184

Izumi Co. Ltd.	1,300	39,276

J Front Retailing Co. Ltd.	300	2,765

Marks & Spencer Group plc*	63,352	159,438

Marui Group Co. Ltd.	5,500	107,516

Next plc	2,420	264,249

Pan Pacific International Holdings Corp.	11,900	249,010

Ryohin Keikaku Co. Ltd.	6,000	117,764

Seria Co. Ltd.	1,000	32,975

Warehouse Group Ltd. (The)(a)	11,552	33,317

Wesfarmers Ltd.	20,260	871,190
		3,100,423

Multi-Utilities – 0.7%

A2A SpA	78,430	165,007

ACEA SpA	1,552	33,694

AGL Energy Ltd.(a)	1,188	5,104

Algonquin Power & Utilities Corp.(a)	8,846	127,314

Atco Ltd., Class I	1,064	36,052

Centrica plc*	35,992	29,760

E.ON SE	58,960	748,226

Engie SA	35,728	508,393

Hera SpA	30,628	125,366

Iren SpA	34,534	107,345

National Grid plc	61,183	784,488

REN – Redes Energeticas Nacionais SGPS SA	161,524	492,544

RWE AG	9,680	372,697

Sembcorp Industries Ltd.	4,000	5,962

Suez SA	9,640	219,604

Telecom Plus plc	4,843	82,849

Veolia Environnement SA	18,127	592,194
		4,436,599

Oil, Gas & Consumable Fuels – 4.4%

Aker BP ASA	1,828	69,993

Ampol Ltd.	6,084	139,604

ARC Resources Ltd.(a)	27,764	265,870

Beach Energy Ltd.(a)	90,532	94,858

BP plc	499,488	2,397,725

BRIGHTOIL*‡ (d)	50,147	—

BW LPG Ltd.(b)	36,652	194,974

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	205

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Cairn Energy plc	23,656	$59,308

Cameco Corp.(a)	9,372	227,353

Canadian Natural Resources Ltd.(a)	30,844	1,308,858

Cenovus Energy, Inc.(a)	30,536	364,594

China Aviation Oil Singapore Corp. Ltd.	3,600	2,670

Cosmo Energy Holdings Co. Ltd.	5,000	102,302

Crescent Point Energy Corp.	223,784	1,122,937

CropEnergies AG	14,916	214,043

Diversified Energy Co. plc(b)	286,352	452,965

DNO ASA*	261,448	380,151

Enbridge, Inc.	31,724	1,326,749

ENEOS Holdings, Inc.	57,250	230,757

Energean plc*	3,432	42,222

Eni SpA	52,536	754,129

Equinor ASA	22,924	579,245

Equital Ltd.*	8,140	250,529

Euronav NV	85,976	914,366

FLEX LNG Ltd.	13,244	267,094

Galp Energia SGPS SA	2,640	27,472

Gaztransport Et Technigaz SA	660	54,534

Gibson Energy, Inc.	7,971	160,378

Hafnia Ltd.*	46,860	99,489

Idemitsu Kosan Co. Ltd.	4,282	116,978

Imperial Oil Ltd.(a)	6,600	223,097

Inpex Corp.(a)	15,200	126,905

Itochu Enex Co. Ltd.(a)	17,700	155,695

Iwatani Corp.	2,197	129,094

Japan Petroleum Exploration Co. Ltd.(a)	14,900	271,408

Keyera Corp.(a)	1,840	47,085

Koninklijke Vopak NV	1,558	62,023

Lundin Energy AB	4,170	164,693

Mitsuuroko Group Holdings Co. Ltd.	1,200	14,281

Neste OYJ	7,656	426,959

New Hope Corp. Ltd.(a)	213,268	321,973

NexGen Energy Ltd.* (a)	37,092	204,679

Norwegian Energy Co.* (a)	13,420	259,856

Oil Refineries Ltd.*	562,716	152,584

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

OMV AG(a)	4,884	$296,165

Parex Resources, Inc.	52,272	1,013,348

Parkland Corp.	2,207	64,115

Paz Oil Co. Ltd.*	3,916	498,920

Pembina Pipeline Corp.	10,648	351,941

Polski Koncern Naftowy ORLEN SA	11,308	244,106

PrairieSky Royalty Ltd.(a)	8,096	99,473

Repsol SA	26,400	337,776

Royal Dutch Shell plc, Class A	92,884	2,140,262

Royal Dutch Shell plc, Class B	82,940	1,915,677

San-Ai Oil Co. Ltd.(a)	26,100	338,310

Santos Ltd.(a)	38,368	201,151

Suncor Energy, Inc.	21,516	565,000

TC Energy Corp.	16,060	867,425

TotalEnergies SE	57,992	2,910,615

Tourmaline Oil Corp.	7,144	257,796

Tullow Oil plc*	130,944	82,512

United Energy Group Ltd.(a)	198,000	17,563

Washington H Soul Pattinson & Co. Ltd.	3,009	73,407

Whitecap Resources, Inc.(a)	199,804	1,197,647

Whitehaven Coal Ltd.* (a)	98,472	193,042

Woodside Petroleum Ltd.	10,868	189,870

Z Energy Ltd.	38,324	98,736
		28,737,336

Paper & Forest Products – 0.5%

Canfor Corp.*	1,464	30,283

Daiken Corp.	6,500	141,658

Daio Paper Corp.	3,745	65,654

Hokuetsu Corp.(a)	57,300	376,891

Holmen AB, Class B	1,540	68,281

Interfor Corp.	25,168	575,419

Metsa Board OYJ	6,595	61,056

Mondi plc	11,176	279,581

Navigator Co. SA (The)(a)	5,269	20,610

Nippon Paper Industries Co. Ltd.(a)	47,700	487,354

Oji Holdings Corp.	26,000	128,603

Stella-Jones, Inc.	3,652	130,901

Stora Enso OYJ, Class R	9,108	151,569

Svenska Cellulosa AB SCA, Class A	3,160	49,745

See Accompanying Notes to the Financial Statements.

206	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Paper & Forest Products – (continued)

Svenska Cellulosa AB SCA, Class B	6,688	$104,270

Tokushu Tokai Paper Co. Ltd.(a)	4,400	170,945

UPM-Kymmene OYJ	10,208	360,539

West Fraser Timber Co. Ltd.(a)	2,747	219,596
		3,422,955

Personal Products – 1.0%

Beiersdorf AG	1,320	140,384

Blackmores Ltd.	46	3,254

euglena Co. Ltd.* (a)	17,600	124,562

Fancl Corp.	400	12,067

Interparfums SA	719	58,078

Jamieson Wellness, Inc.(a) (b)	2,330	71,636

Kao Corp.(a)	7,800	439,919

Kobayashi Pharmaceutical Co. Ltd.(a)	1,400	111,853

Kose Corp.(a)	700	80,973

L’Occitane International SA	15,500	55,293

L’Oreal SA	4,224	1,930,604

Mandom Corp.	2,600	37,715

Milbon Co. Ltd.	1,000	59,636

Noevir Holdings Co. Ltd.	1,900	92,646

Ontex Group NV* (a)	23,804	224,234

Pola Orbis Holdings, Inc.(a)	2,000	42,622

Rohto Pharmaceutical Co. Ltd.	2,000	60,952

Shiseido Co. Ltd.(a)	6,700	445,100

Unilever plc	20,736	1,111,942

Unilever plc	23,440	1,256,202
		6,359,672

Pharmaceuticals – 4.5%

ALK-Abello A/S*	208	90,210

Almirall SA	4,404	65,490

Astellas Pharma, Inc.	30,600	514,450

AstraZeneca plc	26,048	3,247,040

Bausch Health Cos., Inc.*	7,348	205,641

Bayer AG (Registered)	21,868	1,231,679

Canopy Growth Corp.*	6,156	77,723

Chugai Pharmaceutical Co. Ltd.	9,200	342,665

COSMO Pharmaceuticals NV* (a)	413	31,503

Cronos Group, Inc.*	13,640	70,646

Investments	Shares	Value

Pharmaceuticals – (continued)

Daiichi Sankyo Co. Ltd.	30,300	$761,851

Dechra Pharmaceuticals plc	3,080	216,162

Eisai Co. Ltd.	5,500	387,183

Faes Farma SA	16,374	66,851

Financiere de Tubize SA(a)	751	82,825

GlaxoSmithKline plc	114,312	2,363,873

H Lundbeck A/S	484	13,470

Haw Par Corp. Ltd.	3,200	29,900

HEXO Corp.*	8,008	11,629

Hikma Pharmaceuticals plc	2,900	95,682

Hisamitsu Pharmaceutical Co., Inc.	1,900	64,486

Hutchmed China Ltd.* (a)	7,150	42,879

Indivior plc*	61,154	203,867

Ipsen SA	770	79,663

JCR Pharmaceuticals Co. Ltd.(a)	2,400	58,913

Kaken Pharmaceutical Co. Ltd.(a)	1,500	59,066

Kissei Pharmaceutical Co. Ltd.	1,400	27,957

KYORIN Holdings, Inc.	22,000	336,873

Kyowa Kirin Co. Ltd.	4,400	144,319

Merck KGaA	2,508	592,667

Mochida Pharmaceutical Co. Ltd.	900	26,126

Nichi-iko Pharmaceutical Co. Ltd.(a)	30,400	230,083

Nippon Shinyaku Co. Ltd.	2,000	159,790

Novartis AG (Registered)	41,712	3,452,909

Novo Nordisk A/S, Class B	28,336	3,104,536

Ono Pharmaceutical Co. Ltd.	5,000	104,604

Orion OYJ, Class A	1,474	63,626

Orion OYJ, Class B	1,404	60,815

Otsuka Holdings Co. Ltd.(a)	10,100	398,065

Recordati Industria Chimica e Farmaceutica SpA	2,359	147,745

Roche Holding AG	11,792	4,569,037

Roche Holding AG – BR	496	213,328

Sanofi	19,360	1,936,409

Santen Pharmaceutical Co. Ltd.	4,500	63,184

Seikagaku Corp.	1,800	15,849

Shionogi & Co. Ltd.	4,100	266,334

Sosei Group Corp.* (a)	9,600	152,977

Sumitomo Dainippon Pharma Co. Ltd.(a)	3,600	50,736

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	207

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – (continued)

Taisho Pharmaceutical Holdings Co. Ltd.	600	$32,098

Takeda Pharmaceutical Co. Ltd.	39,617	1,112,855

Teva Pharmaceutical Industries Ltd.*	17,072	150,881

Tilray, Inc.*	10,564	108,406

Torii Pharmaceutical Co. Ltd.	800	20,697

Towa Pharmaceutical Co. Ltd.(a)	10,000	256,523

Tsumura & Co.	900	27,941

UCB SA	3,652	435,729

Vifor Pharma AG	837	108,180

Virbac SA	212	107,335

ZERIA Pharmaceutical Co. Ltd.(a)	1,800	32,109
		28,926,070

Professional Services – 1.5%

Adecco Group AG (Registered)(a)	3,960	199,658

AFRY AB, Class B	4,429	131,913

ALS Ltd.	13,503	133,977

Applus Services SA	59,004	534,651

BayCurrent Consulting, Inc.	400	164,525

Benefit One, Inc.	2,000	100,855

Bureau Veritas SA	4,296	136,519

DKSH Holding AG	660	52,945

en-japan, Inc.	1,700	67,240

Experian plc	15,972	732,779

Funai Soken Holdings, Inc.	2,700	74,707

Hays plc	34,264	77,966

Intertek Group plc	2,376	159,425

Intertrust NV* (b)	35,860	542,807

IPH Ltd.	21,158	136,034

JAC Recruitment Co. Ltd.	1,300	25,447

LifeWorks, Inc.	2,428	62,661

McMillan Shakespeare Ltd.(a)	34,804	357,874

Meitec Corp.	1,500	89,717

Nihon M&A Center Holdings, Inc.	4,800	146,705

Nomura Co. Ltd.	6,000	58,934

Omni Bridgeway Ltd.* (a)	113,564	264,424

Outsourcing, Inc.	4,800	91,601

Investments	Shares	Value

Professional Services – (continued)

Pagegroup plc	20,728	$188,662

Persol Holdings Co. Ltd.	5,700	152,467

Randstad NV	2,596	186,863

Recruit Holdings Co. Ltd.	28,100	1,866,022

RELX plc	32,560	1,010,460

RWS Holdings plc	13,752	117,250

SGS SA (Registered)	88	260,798

SmartGroup Corp. Ltd.	7,766	46,781

SMS Co. Ltd.	3,200	124,043

Stantec, Inc.	1,027	56,671

Synergie SE	440	20,342

TechnoPro Holdings, Inc.	1,100	34,970

Teleperformance	924	386,124

Thomson Reuters Corp.	2,072	248,847

Wolters Kluwer NV	5,324	558,451
		9,602,115

Real Estate Management & Development – 2.5%

ADLER Group SA(a) (b)	5,290	71,809

Aedas Homes SA(b)	8,624	248,006

Aeon Mall Co. Ltd.	1,990	29,006

AFI Properties Ltd.*	165	8,572

Airport City Ltd.*	1,928	36,815

Allreal Holding AG (Registered)	366	77,546

Alrov Properties and Lodgings Ltd.*	108	5,956

Altus Group Ltd.	1,792	93,839

Amot Investments Ltd.	11,168	85,294

Aroundtown SA	8,756	60,899

Atrium Ljungberg AB, Class B	2,912	66,862

Azrieli Group Ltd.	1,016	95,071

Big Shopping Centers Ltd.	16	2,401

Blue Square Real Estate Ltd.	283	21,874

Bukit Sembawang Estates Ltd.	44,000	170,649

C C Land Holdings Ltd.	138,000	30,868

CA Immobilien Anlagen AG	1,760	75,360

Capitaland Investment Ltd.*	62,731	160,026

Castellum AB(a)	6,732	179,029

Catena AB	1,676	102,061

Cibus Nordic Real Estate AB(a)	5,094	134,757

City Developments Ltd.	600	3,257

CK Asset Holdings Ltd.	44,000	271,781

CLS Holdings plc	14,403	44,224

See Accompanying Notes to the Financial Statements.

208	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

Colliers International Group, Inc.(a)	1,142	$165,411

Corem Property Group AB, Class B	67,178	222,923

Daibiru Corp.(a)	3,300	45,698

Daito Trust Construction Co. Ltd.(a)	1,900	235,282

Daiwa House Industry Co. Ltd.	16,200	532,920

Deutsche EuroShop AG	19,844	403,486

Deutsche Wohnen SE* (d)	6,110	374,752

Dios Fastigheter AB	40,744	474,165

Fabege AB	8,276	139,917

Far East Consortium International Ltd.	504,358	166,627

Fastighets AB Balder, Class B*	2,816	204,007

FastPartner AB, Class A	6,642	94,659

FirstService Corp.	676	134,616

Gav-Yam Lands Corp. Ltd.	977	11,643

Gazit-Globe Ltd.	23,040	187,204

Goldcrest Co. Ltd.	1,000	14,286

Grand City Properties SA	2,508	64,317

Great Eagle Holdings Ltd.(a)	143,555	395,839

GuocoLand Ltd.*	36,400	45,888

Henderson Land Development Co. Ltd.	33,239	139,296

Hiag Immobilien Holding AG	355	37,685

Ho Bee Land Ltd.	82,200	171,898

Hufvudstaden AB, Class A	2,610	41,694

Hulic Co. Ltd.	4,900	46,970

Hysan Development Co. Ltd.	19,000	66,068

Ichigo, Inc.(a)	5,500	16,400

Immobel SA(a)	1,100	96,873

IMMOFINANZ AG*	2,253	54,023

Intershop Holding AG	76	47,659

Israel Canada T.R Ltd.	26,616	128,660

Isras Investment Co. Ltd.	312	69,687

IWG plc*	18,668	79,198

Jeudan A/S	560	23,869

K Wah International Holdings Ltd.	409,089	163,550

Kerry Properties Ltd.	38,500	108,635

Kowloon Development Co. Ltd.	180,000	213,342

Kungsleden AB(a)	208	2,858

Investments	Shares	Value

Real Estate Management & Development – (continued)

LEG Immobilien SE	1,144	$170,319

Lendlease Corp. Ltd.	14,937	117,353

Mega Or Holdings Ltd.	3,373	133,559

Melisron Ltd.*	944	79,931

Mitsubishi Estate Co. Ltd.	20,400	309,153

Mitsui Fudosan Co. Ltd.	21,900	499,076

Mivne Real Estate KD Ltd.	14,248	51,994

Mobimo Holding AG (Registered)*	232	78,328

New World Development Co. Ltd.	33,590	145,733

Nexity SA	18,436	842,308

Nomura Real Estate Holdings, Inc.	5,800	140,848

NP3 Fastigheter AB	1,584	56,252

OUE Ltd.	41,600	42,572

PATRIZIA AG	3,248	89,834

Property & Building Corp. Ltd.*	480	68,347

PSP Swiss Property AG (Registered)	531	66,480

Real Matters, Inc.*	423	3,088

Relo Group, Inc.	2,270	46,923

S IMMO AG	2,564	60,827

Sagax AB, Class B	3,740	146,317

Samhallsbyggnadsbolaget i Norden AB	32,240	216,222

SAMTY Co. Ltd.(a)	13,500	299,184

Savills plc	10,452	203,158

Sella Capital Real Estate Ltd., REIT	65,936	218,265

Selvaag Bolig ASA	2,860	17,547

Singapore Land Group Ltd.	5,656	11,367

Sino Land Co. Ltd.	31,136	40,906

Sirius Real Estate Ltd.	90,433	167,595

Starts Corp., Inc.	13,200	316,383

Sumitomo Realty & Development Co. Ltd.(a)	11,800	425,328

Summit Real Estate Holdings Ltd.*	14,606	265,623

Sun Hung Kai Properties Ltd.	31,500	419,106

Swire Pacific Ltd., Class A	3,500	22,024

Swire Properties Ltd.	24,800	66,471

Swiss Prime Site AG (Registered)	1,314	133,737

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	209

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

TAG Immobilien AG	4,270	$129,862

Tokyo Tatemono Co. Ltd.	9,600	140,601

Tokyu Fudosan Holdings Corp.	20,000	115,589

Tricon Residential, Inc.	87,428	1,270,282

UOL Group Ltd.	15,599	83,634

Vonovia SE	9,122	553,791

Wallenstam AB, Class B	7,068	123,773

Wharf Real Estate Investment Co. Ltd.	25,000	141,084

Wihlborgs Fastigheter AB	5,830	137,935

Wing Tai Holdings Ltd.	59,200	85,167

YH Dimri Construction & Development Ltd.	1,596	114,663

Zensun Enterprises Ltd.(a)	276,000	157,531
		16,524,037

Road & Rail – 1.6%

Aurizon Holdings Ltd.	31,840	80,594

Canadian National Railway Co.	11,044	1,465,465

Canadian Pacific Railway Ltd.(a)	17,072	1,319,291

Central Japan Railway Co.	4,000	592,852

ComfortDelGro Corp. Ltd.	18,400	21,286

East Japan Railway Co.(a)	5,100	317,025

Europcar Mobility Group* (b)	1,340,328	782,992

Firstgroup plc* (a)	533,107	736,602

Fukuyama Transporting Co. Ltd.	1,000	39,728

Hamakyorex Co. Ltd.(a)	7,000	193,379

Hankyu Hanshin Holdings, Inc.	4,600	142,206

Hitachi Transport System Ltd.	2,700	106,082

Keikyu Corp.(a)	1,300	14,616

Keio Corp.	2,800	140,952

Keisei Electric Railway Co. Ltd.	4,500	144,245

Kintetsu Group Holdings Co. Ltd.*	3,900	122,276

Kyushu Railway Co.	2,100	46,890

Maruzen Showa Unyu Co. Ltd.	8,100	246,499

MTR Corp. Ltd.	25,764	140,428

Mullen Group Ltd.(a)	5,238	54,089

Nankai Electric Railway Co. Ltd.	3,000	59,329

National Express Group plc*	55,968	175,378

Nikkon Holdings Co. Ltd.	29,000	563,850

Investments	Shares	Value

Road & Rail – (continued)

Nippon Express Co. Ltd.	1,600	$99,908

Nishi-Nippon Railroad Co. Ltd.(a)	1,000	24,530

Nobina AB(b)	29,304	280,467

Northgate plc	107,712	587,632

Odakyu Electric Railway Co. Ltd.	4,600	99,362

Sankyu, Inc.	2,333	104,962

SBS Transit Ltd.	4,000	8,928

Seibu Holdings, Inc.*	2,600	28,320

Seino Holdings Co. Ltd.	7,500	90,572

Senko Group Holdings Co. Ltd.(a)	60,800	538,549

Sixt SE*	550	94,773

Sixt SE (Preference)	298	29,520

Stef SA	1,320	165,283

TFI International, Inc.	2,200	243,561

Tobu Railway Co. Ltd.	4,000	99,311

Tokyu Corp.	8,900	125,041

Trancom Co. Ltd.	600	41,885

Transport International Holdings Ltd.	105,600	178,917

West Japan Railway Co.	4,400	206,948
		10,554,523

Semiconductors & Semiconductor Equipment – 1.9%

Advantest Corp.	3,100	253,655

AIXTRON SE	7,964	189,396

ams AG* (a)	8,459	167,467

ASM International NV	836	378,664

ASM Pacific Technology Ltd.	5,000	54,023

ASML Holding NV	7,128	5,778,339

BE Semiconductor Industries NV	2,068	188,967

Disco Corp.	700	187,854

Ferrotec Holdings Corp.	13,200	439,904

Infineon Technologies AG	22,616	1,057,233

Japan Material Co. Ltd.	3,900	54,109

Lasertec Corp.	1,000	219,513

Melexis NV	495	57,055

Mimasu Semiconductor Industry Co. Ltd.	200	4,366

Mitsui High-Tec, Inc.(a)	2,600	200,658

Nordic Semiconductor ASA*	5,500	162,543

See Accompanying Notes to the Financial Statements.

210	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors & Semiconductor Equipment – (continued)

Renesas Electronics Corp.*	28,800	$354,112

Rohm Co. Ltd.	2,000	182,065

SCREEN Holdings Co. Ltd.	1,800	166,858

Shinko Electric Industries Co. Ltd.	1,400	55,988

Siltronic AG	405	63,179

SOITEC*	748	198,920

STMicroelectronics NV	11,836	560,421

SUMCO Corp.	7,800	148,031

Tokyo Electron Ltd.	2,700	1,251,436

Tower Semiconductor Ltd.*	3,423	111,358

Ulvac, Inc.	1,700	94,821
		12,580,935

Software – 1.3%

Altium Ltd.	1,716	47,328

AVEVA Group plc	3,354	163,579

BlackBerry Ltd.* (a)	8,682	93,646

Blue Prism Group plc*	10,248	158,596

Constellation Software, Inc.	356	624,659

Dassault Systemes SE	11,320	659,981

Descartes Systems Group, Inc. (The)*	832	67,839

Dye & Durham Ltd.	3,388	103,508

Enghouse Systems Ltd.	1,300	56,287

FD Technologies plc*	3,344	95,801

Fuji Soft, Inc.	1,600	81,105

GB Group plc	17,952	218,147

Hilan Ltd.	1,569	86,978

IRESS Ltd.	19,140	172,513

Kinaxis, Inc.*	520	80,579

Learning Technologies Group plc	64,284	172,534

Lightspeed Commerce, Inc.* (a)	2,184	212,542

Micro Focus International plc	129,228	631,856

Miroku Jyoho Service Co. Ltd.(a)	1,000	15,725

Nemetschek SE	884	101,482

Nice Ltd.*	1,189	335,286

Open Text Corp.	3,696	185,881

Oracle Corp. Japan	800	75,422

PKSHA Technology, Inc.* (a)	4,400	68,648

Investments	Shares	Value

Software – (continued)

Sage Group plc (The)	16,500	$160,764

SAP SE	18,392	2,667,329

SimCorp A/S	1,100	133,026

Sinch AB* (b)	7,462	141,490

Software AG	1,320	54,320

Systena Corp.	5,200	95,586

Technology One Ltd.	7,884	72,304

Temenos AG (Registered)(a)	765	117,084

Trend Micro, Inc.(a)	2,500	140,978

Vitec Software Group AB, Class B	3,300	194,807

Vobile Group Ltd.* (b)	46,000	40,388

WiseTech Global Ltd.	4,739	181,817
		8,509,815

Specialty Retail – 1.9%

ABC-Mart, Inc.	700	33,458

Adairs Ltd.(a)	76,956	213,288

Adastria Co. Ltd.	13,200	244,841

Alpen Co. Ltd.(a)	200	4,866

Arcland Sakamoto Co. Ltd.(a)	12,700	189,456

Aritzia, Inc.*	2,860	112,457

Autobacs Seven Co. Ltd.	2,100	27,110

Bic Camera, Inc.(a)	4,100	35,274

Bilia AB, Class A	33,880	601,583

CECONOMY AG*	64,548	314,629

Clas Ohlson AB, Class B	13,508	145,327

Currys plc	410,916	683,801

DCM Holdings Co. Ltd.	2,400	23,342

Delek Automotive Systems Ltd.	17,264	226,242

Dufry AG (Registered)*	1,188	62,901

Dunelm Group plc	2,604	45,653

Eagers Automotive Ltd.(a)	4,180	46,529

EDION Corp.	30,800	291,725

Fast Retailing Co. Ltd.	1,100	728,445

Fenix Outdoor International AG	369	54,307

Fielmann AG	607	40,040

Fnac Darty SA	6,336	410,977

Fox Wizel Ltd.	123	16,968

GrandVision NV(b)	1,506	49,496

H & M Hennes & Mauritz AB, Class B(a)	11,440	214,481

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	211

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Specialty Retail – (continued)

Halfords Group plc	87,736	$320,384

Hikari Tsushin, Inc.	600	92,348

Hornbach Baumarkt AG	748	33,629

Hornbach Holding AG & Co. KGaA	3,784	478,628

IDOM, Inc.	20,000	136,461

Industria de Diseno Textil SA(a)	17,072	617,195

JB Hi-Fi Ltd.(a)	2,881	109,256

JD Sports Fashion plc	8,827	131,644

JINS Holdings, Inc.(a)	900	56,751

Joshin Denki Co. Ltd.(a)	8,800	182,598

Joyful Honda Co. Ltd.	28,400	389,294

Kathmandu Holdings Ltd.	266,816	303,605

Kid ASA(b)	8,096	108,147

Kingfisher plc	45,013	206,700

Kohnan Shoji Co. Ltd.	8,800	274,361

Kojima Co. Ltd.(a)	13,200	67,722

Komeri Co. Ltd.	13,200	304,460

K’s Holdings Corp.	6,100	62,805

Leon’s Furniture Ltd.	12,116	246,318

Luk Fook Holdings International Ltd.	104,672	285,932

Mekonomen AB*	16,060	330,980

Nafco Co. Ltd.	4,400	66,449

Nick Scali Ltd.	12,374	134,486

Nishimatsuya Chain Co. Ltd.(a)	1,300	16,531

Nitori Holdings Co. Ltd.	1,600	292,638

Nojima Corp.	17,600	384,800

PAL GROUP Holdings Co. Ltd.	8,800	126,955

Pets at Home Group plc	11,308	74,774

Premier Investments Ltd.	5,764	132,391

Sanrio Co. Ltd.	4,200	93,743

Super Retail Group Ltd.(a)	5,324	51,705

T-Gaia Corp.	9,800	174,299

United Arrows Ltd.(a)	4,400	87,788

USS Co. Ltd.	1,000	16,049

Vivo Energy plc(b)	154,220	223,235

Watches of Switzerland Group plc* (c)	10,868	168,638

WH Smith plc*	3,950	84,574

Yamada Holdings Co. Ltd.(a)	17,300	65,999

Yellow Hat Ltd.(a)	17,800	289,577
		12,041,045

Investments	Shares	Value

Technology Hardware, Storage & Peripherals – 0.5%

Brother Industries Ltd.	7,600	$146,501

Canon, Inc.(a)	16,800	376,886

Eizo Corp.(a)	10,100	385,310

Elecom Co. Ltd.	1,600	24,416

FUJIFILM Holdings Corp.	6,700	517,138

Konica Minolta, Inc.	1,300	6,407

Logitech International SA (Registered)	3,109	259,336

Maxell Ltd.	26,400	316,499

MCJ Co. Ltd.	30,800	346,019

Quadient SA	14,740	352,415

Ricoh Co. Ltd.	17,200	166,834

Riso Kagaku Corp.	1,700	35,752

Seiko Epson Corp.	8,300	147,475

Toshiba TEC Corp.	1,100	43,122
		3,124,110

Textiles, Apparel & Luxury Goods – 1.9%

adidas AG	3,036	995,349

Asics Corp.	5,200	129,151

Brunello Cucinelli SpA*	1,368	82,955

Burberry Group plc	7,700	203,602

Canada Goose Holdings, Inc.*	5,852	216,697

Chow Sang Sang Holdings International Ltd.	152,000	216,109

Cie Financiere Richemont SA (Registered)	8,888	1,100,118

Coats Group plc	98,856	87,266

Crystal International Group Ltd.(b)	369,500	118,748

Delta Galil Industries Ltd.	4,626	237,246

Descente Ltd.*	2,400	90,506

EssilorLuxottica SA – IM	2,578	533,072

EssilorLuxottica SA – MO	2,934	607,432

Gildan Activewear, Inc.	2,703	99,131

Goldwin, Inc.	1,900	114,475

Gunze Ltd.	5,100	196,128

Hermes International	529	839,000

HUGO BOSS AG	1,980	123,871

Japan Wool Textile Co. Ltd. (The)	24,400	194,301

Kering SA	1,232	924,160

LVMH Moet Hennessy Louis Vuitton SE	4,488	3,517,199

See Accompanying Notes to the Financial Statements.

212	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Textiles, Apparel & Luxury Goods – (continued)

Moncler SpA	3,061	$220,050

Pacific Textiles Holdings Ltd.(a)	308,000	153,623

Pandora A/S	1,848	258,326

Puma SE	1,760	218,544

Samsonite International SA* (a) (b)	118,200	254,662

Seiko Holdings Corp.	4,700	98,967

Seiren Co. Ltd.	25,600	515,031

Stella International Holdings Ltd.	110,500	131,679

Swatch Group AG (The)(a)	364	100,068

Swatch Group AG (The) (Registered)	8	426

Tod’s SpA*	245	13,519

Wacoal Holdings Corp.	1,500	29,915
		12,621,326

Thrifts & Mortgage Finance – 0.7%

Aareal Bank AG	26,708	854,292

Aruhi Corp.(a)	17,600	203,745

Deutsche Pfandbriefbank AG(b)	43,296	537,369

Equitable Group, Inc.	9,064	565,170

Genworth Mortgage Insurance Australia Ltd.	204,248	352,845

Home Capital Group, Inc.* (a)	22,616	732,732

OSB Group plc	19,688	136,286

Paragon Banking Group plc	101,332	761,871

Resimac Group Ltd.(a)	81,400	104,549
		4,248,859

Tobacco – 0.5%

British American Tobacco plc	51,920	1,812,327

Imperial Brands plc	18,304	386,891

Japan Tobacco, Inc.	22,000	431,318

Scandinavian Tobacco Group A/S(a) (b)	20,153	453,324

Swedish Match AB	33,000	290,404
		3,374,264

Trading Companies & Distributors – 1.8%

AddTech AB, Class B	2,196	49,093

Ashtead Group plc	6,424	539,261

Beijer Ref AB	2,340	48,061

Investments	Shares	Value

Trading Companies & Distributors – (continued)

Brenntag SE	2,205	$209,855

Bunzl plc	5,984	221,633

Electrocomponents plc	2,548	39,293

Ferguson plc	3,564	537,145

Finning International, Inc.	4,111	121,517

Grafton Group plc	7,976	146,613

Hanwa Co. Ltd.	17,600	525,569

Howden Joinery Group plc	15,972	201,377

IMCD NV	1,360	302,260

Inaba Denki Sangyo Co. Ltd.	19,200	459,015

Inabata & Co. Ltd.	13,400	198,018

ITOCHU Corp.(a)	36,300	1,032,095

Japan Pulp & Paper Co. Ltd.(a)	6,100	205,429

Kanamoto Co. Ltd.(a)	14,323	305,742

Kanematsu Corp.(a)	30,800	356,553

Kloeckner & Co. SE*	30,228	407,183

Marubeni Corp.	47,000	396,197

Mitsubishi Corp.	35,200	1,115,040

Mitsui & Co. Ltd.	36,000	818,347

MonotaRO Co. Ltd.	5,600	126,709

Nagase & Co. Ltd.	4,900	82,594

Nippon Steel Trading Corp.	5,000	225,389

Nishio Rent All Co. Ltd.(a)	5,700	140,419

Reece Ltd.(a)	5,999	89,621

Rexel SA*	4,641	92,163

Richelieu Hardware Ltd.	1,340	47,231

Russel Metals, Inc.(a)	21,692	571,022

Seven Group Holdings Ltd.	104	1,682

Sojitz Corp.	6,899	113,445

Sumitomo Corp.	24,200	343,183

Theme International Holdings Ltd.* (a)	1,320,000	161,202

Toromont Industries Ltd.	2,360	209,640

Toyota Tsusho Corp.	5,300	229,151

Travis Perkins plc	7,703	162,924

Wakita & Co. Ltd.	26,400	238,474

Yamazen Corp.(a)	33,000	304,460

Yuasa Trading Co. Ltd.	8,800	234,229
		11,608,834

Transportation Infrastructure – 0.4%

Aena SME SA* (a) (b)	1,100	180,317

Aeroports de Paris*	555	73,797

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	213

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Transportation Infrastructure – (continued)

Atlantia SpA*	3,344	$64,646

Atlas Arteria Ltd.(a)	25,621	119,312

Auckland International Airport Ltd.* (a)	22,876	130,806

Enav SpA* (b)	12,657	55,513

Flughafen Zurich AG (Registered)* (a)	320	57,784

Fraport AG Frankfurt Airport Services Worldwide*	890	63,548

Getlink SE	8,876	136,460

Hamburger Hafen und Logistik AG	1,220	27,376

Kamigumi Co. Ltd.	800	16,046

Port of Tauranga Ltd.	5,225	25,801

Qube Holdings Ltd.	55,759	133,180

SATS Ltd.*	19,000	59,036

Sumitomo Warehouse Co. Ltd. (The)(a)	26,400	422,770

Sydney Airport*	7,964	48,991

Transurban Group	50,308	507,848

Westshore Terminals Investment Corp.	16,456	355,393
		2,478,624

Water Utilities – 0.1%

Pennon Group plc	2,970	47,469

Severn Trent plc	5,280	198,165

United Utilities Group plc	11,220	159,719
		405,353

Wireless Telecommunication Services – 0.8%

Airtel Africa plc(b)	34,804	52,287

Cellcom Israel Ltd.*	10,252	38,776

Freenet AG	2,198	56,672

KDDI Corp.	41,400	1,280,940

Okinawa Cellular Telephone Co.	4,400	197,957

Orange Belgium SA	1,188	27,001

Rogers Communications, Inc., Class B	6,820	316,695

SoftBank Corp.	70,500	961,125

SoftBank Group Corp.	22,582	1,220,745

Tele2 AB, Class B(a)	11,244	158,609

Investments	Shares		Value

Wireless Telecommunication Services – (continued)

Vodafone Group plc		584,320	$865,353
			5,176,160
Total Common Stocks (Cost $501,068,108)			635,576,607

CLOSED END FUNDS – 0.0%(f)

Independent Power and Renewable Electricity Producers – 0.0%(f)

Renewables Infrastructure Group Ltd. (The) (Cost $88,261)		58,642	106,428
	Principal Amount

CONVERTIBLE BONDS – 0.0%(f)

Airlines – 0.0%(f)

Singapore Airlines Ltd. Zero Coupon, 6/8/2030 (Cost $11,323)	SGD	14,885	10,122
	Number of Warrants

WARRANTS – 0.0%

Construction & Engineering – 0.0%

Webuild SpA, expiring 8/2/2030* ‡ (d) (Cost $–)		10,785	—
	Principal Amount

SECURITIES LENDING REINVESTMENTS(g) – 2.1%

REPURCHASE AGREEMENTS – 2.1%

Cantor Fitzgerald & Co., Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $2,000,003, collateralized by various Mortgage-Backed Securities, ranging from 1.50% – 6.00%, maturing 7/1/2036 – 12/15/2062; total market value $2,744,553		$2,000,000	2,000,000

See Accompanying Notes to the Financial Statements.

214	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS – (continued)

REPURCHASE AGREEMENTS – (continued)

Citigroup Global Markets, Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $11,300,711, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.63%, maturing 2/15/2040 – 2/15/2042; total market value $11,402,654	$11,300,695	$11,300,695
		13,300,695
Total Securities Lending Reinvestments (Cost $13,300,695)		13,300,695
Total Investments – 100.1% (Cost $514,468,387)		648,993,852

Liabilities in excess of other assets – (0.1%)		(355,359)
Net Assets – 100.0%		$648,638,493

*	Non-income producing security.

‡	Value determined using significant unobservable inputs.

(a)

The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 was $66,431,697, collateralized in the form of cash with a value of $13,300,695 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $31,611,651 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.88%, and maturity dates ranging from November 4, 2021 – August 15, 2051 and $27,449,051 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 17, 2021 – June 30, 2120; a total value of $72,361,397.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(d)

Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021 amounted to $1,640,185, which represents approximately 0.25% of net assets of the Fund.

(e)	Amount represents less than one share.

(f)	Represents less than 0.05% of net assets.

(g)	The security was purchased with cash collateral held from securities on loan at October 31, 2021. The total value of securities purchased was $13,300,695.

Percentages shown are based on Net Assets.

Abbreviations

CHDI – Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA – Dutch Certification

DI – Depositary Interest

OYJ – Public Limited Company

Preference A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

SDR – Swedish Depositary Receipt

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$158,796,866
Aggregate gross unrealized depreciation	(31,913,558)
Net unrealized appreciation	$126,883,308
Federal income tax cost	$522,105,888

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	215

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Futures Contracts

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund had the following open futures contracts as of October 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
EURO STOXX 50 Index	69	12/17/2021	EUR	$3,383,255	$73,393
FTSE 100 Index	30	12/17/2021	GBP	2,970,689	79,924
Hang Seng Index	1	11/29/2021	HKD	162,642	(4,427)
Nikkei 225 Index	28	12/09/2021	JPY	3,534,225	(71,424)
S&P/TSX 60 Index	9	12/16/2021	CAD	1,830,422	53,063
SPI 200 Index	8	12/16/2021	AUD	1,093,602	(12,440)
					$118,089

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2021:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
AUD	568,763	Morgan Stanley	USD	420,596	12/15/2021	$6,675
CAD	1,644,150	Citibank NA	USD	1,296,907	12/15/2021	29,600
NOK	1,450,557	BNP Paribas SA	USD	166,712	12/15/2021	4,706
SEK	554,576	Morgan Stanley	USD	64,470	12/15/2021	143
USD	424,737	Bank of New York	DKK	2,668,253	12/15/2021	9,200
USD	2,044,805	Toronto-Dominion Bank (The)	EUR	1,760,000	12/15/2021	5,876
USD	962,399	Toronto-Dominion Bank (The)	GBP	700,000	12/15/2021	2,719
USD	219,968	Toronto-Dominion Bank (The)	SGD	296,100	12/15/2021	434
Total unrealized appreciation						$59,353
EUR	1,317,687	JPMorgan Chase Bank	USD	1,561,790	12/15/2021	$(35,273)
EUR	1,400,000	Toronto-Dominion Bank (The)	USD	1,645,889	12/15/2021	(24,013)
GBP	763,203	Morgan Stanley	USD	1,056,781	12/15/2021	(10,451)
HKD	7,052,598	Citibank NA	USD	907,107	12/15/2021	(385)
JPY	290,750,889	Toronto-Dominion Bank (The)	USD	2,647,757	12/15/2021	(96,590)
USD	503,199	JPMorgan Chase Bank	CHF	460,788	12/15/2021	(1,746)
USD	534,563	Goldman Sachs & Co.	ILS	1,713,030	12/15/2021	(8,238)
USD	3,264,088	Toronto-Dominion Bank (The)	JPY	372,170,000	12/15/2021	(1,484)
USD	504,606	Goldman Sachs & Co.	NZD	711,055	12/15/2021	(3,918)
Total unrealized depreciation						$(182,098)
Net unrealized depreciation						$(122,745)

See Accompanying Notes to the Financial Statements.

216	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2021:

Australia	5.6%
Austria	0.4
Belgium	1.3
Canada	10.6
Denmark	1.9
Finland	0.9
France	7.2
Germany	6.2
Hong Kong	2.4
Ireland	0.3
Israel	1.3
Italy	2.4
Japan	25.9
Netherlands	3.1
New Zealand	0.4
Norway	1.3
Poland	0.6
Portugal	0.4
Singapore	1.1
Spain	2.2
Sweden	3.7
Switzerland	5.7
United Kingdom	13.1
United States	0.0 †
Other[1]	2.0
100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	217

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Security Type	% of Net Assets
Common Stocks	98.0%
Closed End Funds	0.0	†
Convertible Bonds	0.0	†
Warrants	0.0	†
Securities Lending Reinvestments	2.1
Others(1)	(0.1)
	100.0%

†	Amount represents less than 0.05%.

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

218	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

October 31, 2021

Investments	Shares	Value

COMMON STOCKS – 99.5%

Aerospace & Defense – 0.2%

AECC Aviation Power Co. Ltd., Class A	4,700	$43,450

Aselsan Elektronik Sanayi ve Ticaret A/S	24,132	41,236

AVIC Electromechanical Systems Co. Ltd., Class A	5,300	12,589

AviChina Industry & Technology Co. Ltd., Class H	41,000	26,142

Bharat Electronics Ltd.	17,280	47,734

Hanwha Aerospace Co. Ltd.	899	34,620

Hanwha Systems Co. Ltd.	689	9,669

Hindustan Aeronautics Ltd.(a)	2,256	39,365

Korea Aerospace Industries Ltd.	1,608	42,039

LIG Nex1 Co. Ltd.	6,112	243,737

United Aircraft Corp. PJSC* ^	25,155,036	254,701
		795,282

Air Freight & Logistics – 0.5%

Agility Public Warehousing Co. KSC	47,910	158,932

Aramex PJSC	358,985	427,090

Blue Dart Express Ltd.	265	23,550

Hanjin Transportation Co. Ltd.	5,005	148,409

Hyundai Glovis Co. Ltd.	770	110,372

Imperial Logistics Ltd.	95,590	394,309

Kerry TJ Logistics Co. Ltd.	4,000	6,235

SF Holding Co. Ltd., Class A	5,500	55,547

Sinotrans Ltd., Class A	23,500	16,599

Sinotrans Ltd., Class H	83,000	27,208

YTO Express Group Co. Ltd., Class A	4,700	10,723

Yunda Holding Co. Ltd., Class A	10,600	30,925

ZTO Express Cayman, Inc., ADR	12,705	372,638
		1,782,537

Airlines – 0.3%

Aeroflot PJSC*	74,029	71,753

Air Arabia PJSC*	136,316	51,585

Investments	Shares	Value

Airlines – (continued)

AirAsia Group Bhd.*	174,900	$48,994

Asiana Airlines, Inc.*	19,494	376,184

Azul SA (Preference)*	11,700	51,620

China Airlines Ltd.*	84,000	51,955

China Eastern Airlines Corp. Ltd., Class A*	14,300	10,793

China Southern Airlines Co. Ltd., Class A*	14,100	14,454

Controladora Vuela Cia de Aviacion SAB de CV, Class A*	38,500	70,186

Eva Airways Corp.*	74,798	50,702

Gol Linhas Aereas Inteligentes SA (Preference)*	10,600	28,545

Hanjin Kal Corp.*	273	12,803

InterGlobe Aviation Ltd.* (a)	2,103	61,089

Jeju Air Co. Ltd.*	1,962	36,770

Jin Air Co. Ltd.*	583	10,502

Korean Air Lines Co. Ltd.*	3,747	97,639

Pegasus Hava Tasimaciligi A/S*	2,391	19,807

Turk Hava Yollari AO*	16,292	25,365
		1,090,746

Auto Components – 1.1%

Apollo Tyres Ltd.	170,665	485,229

Balkrishna Industries Ltd.	1,925	63,243

Bharat Forge Ltd.	6,473	66,315

Bosch Ltd.	208	47,089

Cayman Engley Industrial Co. Ltd.	28,000	65,448

Cheng Shin Rubber Industry Co. Ltd.	55,000	67,443

Endurance Technologies Ltd.(a)	1,456	35,403

Exide Industries Ltd.	28,330	65,414

Fuyao Glass Industry Group Co. Ltd., Class A	4,800	37,054

Fuyao Glass Industry Group Co. Ltd., Class H(a)	8,400	48,484

Hankook & Co. Co Ltd.	907	12,962

Hankook Tire & Technology Co. Ltd.	2,792	98,797

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	219

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Auto Components – (continued)

Hanon Systems	2,756	$33,962

Hota Industrial Manufacturing Co. Ltd.	16,134	54,363

Huayu Automotive Systems Co. Ltd., Class A	9,400	39,279

Hyundai Mobis Co. Ltd.	2,310	498,156

Hyundai Wia Corp.	583	41,958

Kumho Tire Co., Inc.*	59,896	274,223

Mando Corp.*	1,155	61,677

Minda Industries Ltd.	6,270	65,441

Minth Group Ltd.	12,000	47,975

Motherson Sumi Systems Ltd.	28,296	84,437

MRF Ltd.	38	39,232

Myoung Shin Industrial Co. Ltd.*	220	5,516

Nan Kang Rubber Tire Co. Ltd.	14,000	20,138

Nexen Tire Corp.	18,935	122,663

Nexteer Automotive Group Ltd.(b)	28,000	34,554

Ningbo Joyson Electronic Corp., Class A	4,700	13,022

S&T Motiv Co. Ltd.	4,400	189,397

Sri Trang Agro-Industry PCL, NVDR	28,200	27,620

Sundram Fasteners Ltd.	5,005	55,844

Tianneng Power International Ltd.(b)	378,000	431,983

Tong Yang Industry Co. Ltd.	220,000	267,400

Tube Investments of India Ltd.	1,200	22,379

Weifu High-Technology Group Co. Ltd., Class A	4,700	14,271
		3,538,371

Automobiles – 2.6%

Astra International Tbk. PT	643,500	273,661

BAIC Motor Corp. Ltd., Class H(a)	828,000	274,615

Bajaj Auto Ltd.	1,289	63,816

Brilliance China Automotive Holdings Ltd.* (c)	96,000	31,776

BYD Co. Ltd., Class A	2,400	116,754

BYD Co. Ltd., Class H	15,000	571,921

Investments	Shares	Value

Automobiles – (continued)

China Motor Corp.	5,400	$13,457

Chongqing Changan Automobile Co. Ltd., Class A	13,160	40,101

Chongqing Changan Automobile Co. Ltd., Class B	5,300	3,420

Dongfeng Motor Group Co. Ltd., Class H	1,254,000	1,171,940

DRB-Hicom Bhd.	396,000	157,788

Eicher Motors Ltd.	2,770	91,917

Ford Otomotiv Sanayi A/S	3,376	65,166

Geely Automobile Holdings Ltd.	110,000	382,502

Great Wall Motor Co. Ltd., Class A	4,700	49,943

Great Wall Motor Co. Ltd., Class H(b)	55,000	248,167

Guangzhou Automobile Group Co. Ltd., Class H	110,000	104,074

Hero MotoCorp Ltd.	2,255	80,017

Hyundai Motor Co.	4,950	881,092

Hyundai Motor Co. (2nd Preference)	1,265	105,981

Hyundai Motor Co. (3rd Preference)	54	4,298

Hyundai Motor Co. (Preference)	715	59,657

Kia Corp.	9,350	680,917

Li Auto, Inc., ADR* (b)	6,105	199,206

Mahindra & Mahindra Ltd.	17,380	205,235

Maruti Suzuki India Ltd.	2,475	247,311

NIO, Inc., ADR*	27,500	1,083,775

Niu Technologies, ADR*	2,730	71,471

Oriental Holdings Bhd.	30,500	39,331

SAIC Motor Corp. Ltd., Class A	27,500	87,150

Sanyang Motor Co. Ltd.	330,000	320,999

Tata Motors Ltd.*	61,435	396,843

Tata Motors Ltd., Class A*	14,002	45,999

Tofas Turk Otomobil Fabrikasi A/S	3,233	19,771

TVS Motor Co. Ltd.	3,564	31,534

UMW Holdings Bhd.	209,000	172,106

See Accompanying Notes to the Financial Statements.

220	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Automobiles – (continued)

XPeng, Inc., ADR*	6,985	$325,711

Yadea Group Holdings Ltd.(a)	16,000	27,561

Yulon Motor Co. Ltd.	26,986	39,884
		8,786,867

Banks – 13.1%

Absa Group Ltd.	23,815	219,349

Abu Dhabi Commercial Bank PJSC	109,270	246,911

Abu Dhabi Islamic Bank PJSC	19,571	31,116

AFFIN Bank Bhd.	213,227	87,536

Agricultural Bank of China Ltd., Class A	441,100	202,653

Agricultural Bank of China Ltd., Class H	990,000	337,252

Akbank TAS	22,667	13,815

Akbank TAS, ADR	20,016	25,821

Al Khalij Commercial Bank PQSC(c)	924,464	568,745

Al Rajhi Bank	25,190	930,799

Alinma Bank	20,900	140,136

Alliance Bank Malaysia Bhd.	579,300	384,708

Alpha Services and Holdings SA*	70,730	89,915

AMMB Holdings Bhd.*	82,500	66,940

AU Small Finance Bank Ltd.* (a)	2,288	37,166

Axis Bank Ltd.*	46,090	456,707

Banco Bradesco SA*	44,000	132,695

Banco Bradesco SA (Preference)*	165,220	583,267

Banco de Bogota SA	2,014	40,280

Banco de Chile	1,541,320	134,124

Banco de Credito e Inversiones SA	1,728	58,346

Banco del Bajio SA(a)	396,000	745,042

Banco do Brasil SA	49,500	250,266

Banco do Estado do Rio Grande do Sul SA (Preference), Class B	100,000	193,188

Banco Inter SA*	11,000	69,274

Banco Pan SA (Preference)	10,600	24,991

Investments	Shares	Value

Banks – (continued)

Banco Santander Chile	2,123,165	$93,163

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand(b)	11,800	15,061

Bancolombia SA	9,900	87,861

Bancolombia SA (Preference)	18,122	161,403

Bandhan Bank Ltd.(a)	14,388	56,000

Bangkok Bank PCL, NVDR	22,000	81,218

Bank Al Habib Ltd.	522,500	214,065

Bank AlBilad*	8,745	98,387

Bank Al-Jazira	6,066	31,050

Bank Central Asia Tbk. PT	1,148,500	605,967

Bank Jago Tbk. PT*	82,500	90,259

Bank Mandiri Persero Tbk. PT	632,500	320,324

Bank Negara Indonesia Persero Tbk. PT	313,500	154,897

Bank of Ayudhya PCL, NVDR	66,000	64,643

Bank of Baroda*	41,116	53,536

Bank of Beijing Co. Ltd., Class A	74,200	51,366

Bank of Changsha Co. Ltd., Class A	9,400	11,825

Bank of Chengdu Co. Ltd., Class A	10,600	21,136

Bank of China Ltd., Class A	225,500	107,477

Bank of China Ltd., Class H	2,640,000	933,276

Bank of Communications Co. Ltd., Class A	132,000	93,235

Bank of Communications Co. Ltd., Class H	716,000	426,155

Bank of Hangzhou Co. Ltd., Class A	18,800	41,952

Bank of India*	5,936	4,748

Bank of Jiangsu Co. Ltd., Class A	53,880	52,960

Bank of Nanjing Co. Ltd., Class A	31,800	48,202

Bank of Ningbo Co. Ltd., Class A	16,500	98,495

Bank of Qingdao Co. Ltd., Class H(a)	53,000	27,866

Bank of Shanghai Co. Ltd., Class A	49,500	56,390

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	221

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Bank of the Philippine Islands	61,600	$106,251

Bank of Zhengzhou Co. Ltd., Class A*	15,900	8,398

Bank of Zhengzhou Co. Ltd., Class H* (a)	106,000	25,209

Bank Pan Indonesia Tbk. PT*	1,903,000	106,114

Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk. PT	2,524,500	253,920

Bank Rakyat Indonesia Persero Tbk. PT	2,260,519	678,116

Bank Tabungan Negara Persero Tbk. PT*	2,139,500	268,806

Banque Saudi Fransi	19,580	220,548

BDO Unibank, Inc.	58,300	143,524

BIMB Holdings Bhd.	15,880	12,271

BNK Financial Group, Inc.	5,936	44,702

BOC Hong Kong Holdings Ltd.	137,500	436,589

Boubyan Bank KSCP*	10,735	27,848

Burgan Bank SAK	28,576	22,561

Canara Bank*	2,332	6,680

Capitec Bank Holdings Ltd.	1,892	212,449

Chang Hwa Commercial Bank Ltd.	125,722	74,144

China Bohai Bank Co. Ltd., Class H(a) (b)	137,500	52,143

China CITIC Bank Corp. Ltd., Class H	385,000	169,262

China Construction Bank Corp., Class A	28,200	26,132

China Construction Bank Corp., Class H	3,520,000	2,393,711

China Everbright Bank Co. Ltd., Class A	132,000	70,958

China Everbright Bank Co. Ltd., Class H	53,000	18,668

China Merchants Bank Co. Ltd., Class A	55,000	463,855

China Merchants Bank Co. Ltd., Class H	129,500	1,091,229

China Minsheng Banking Corp. Ltd., Class A	93,500	56,837

Investments	Shares	Value

Banks – (continued)

China Minsheng Banking Corp. Ltd., Class H(b)	220,000	$87,389

China Zheshang Bank Co. Ltd., Class A	47,000	25,265

China Zheshang Bank Co. Ltd., Class H(b)	53,000	21,393

Chongqing Rural Commercial Bank Co. Ltd., Class A	18,800	11,223

Chongqing Rural Commercial Bank Co. Ltd., Class H	94,000	33,834

CIMB Group Holdings Bhd.	247,948	312,555

City Union Bank Ltd.	9,675	21,726

Commercial Bank PSQC (The)	78,789	132,217

Commercial International Bank Egypt SAE*	60,940	197,871

Credicorp Ltd.	2,090	270,989

Credit Agricole Egypt SAE*	66,167	114,897

Credit Bank of Moscow PJSC*	5,773,590	581,987

CTBC Financial Holding Co. Ltd.	660,000	550,623

DGB Financial Group, Inc.	2,525	22,364

Doha Bank QPSC	41,736	33,059

Dubai Islamic Bank PJSC	82,500	114,772

E.Sun Financial Holding Co. Ltd.	291,879	278,670

Emirates NBD Bank PJSC	77,385	293,895

EnTie Commercial Bank Co. Ltd.	440,000	264,236

Eurobank Ergasias Services and Holdings SA* (b)	91,190	95,335

Far Eastern International Bank	58,088	21,829

Federal Bank Ltd.	779,773	1,014,792

First Abu Dhabi Bank PJSC	146,685	711,631

First Financial Holding Co. Ltd.	397,267	327,145

Grupo Aval Acciones y Valores SA (Preference)	162,021	49,097

Grupo Elektra SAB de CV	1,100	84,654

Grupo Financiero Banorte SAB de CV, Class O	82,500	523,481

Grupo Financiero Inbursa SAB de CV, Class O*	71,500	71,942

See Accompanying Notes to the Financial Statements.

222	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Gulf Bank KSCP	45,315	$36,980

Habib Bank Ltd.	32,200	23,722

Hana Financial Group, Inc.	9,790	377,006

Hong Leong Bank Bhd.	27,500	124,982

Hong Leong Financial Group Bhd.	5,000	22,144

Hua Nan Financial Holdings Co. Ltd.	173,473	126,946

Huaxia Bank Co. Ltd., Class A	47,000	41,350

Huishang Bank Corp. Ltd., Class H* (b)	485,000	165,219

ICICI Bank Ltd.	103,620	1,109,870

IDFC First Bank Ltd.*	61,957	40,956

Indian Bank	128,315	294,907

Industrial & Commercial Bank of China Ltd., Class A	286,000	208,713

Industrial & Commercial Bank of China Ltd., Class H	2,255,000	1,234,894

Industrial Bank Co. Ltd., Class A	60,500	176,131

Industrial Bank of Korea	10,945	103,498

Intercorp Financial Services, Inc.(a)	1,040	29,640

Itau CorpBanca Chile SA*	1,015,777	2,260

Itau Unibanco Holding SA (Preference)	165,000	682,304

Itausa SA	28,109	51,511

Itausa SA (Preference)	154,000	280,025

JB Financial Group Co. Ltd.	1,500	11,386

Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A	6,700	7,601

Kasikornbank PCL, NVDR	46,400	197,164

KB Financial Group, Inc.	13,090	634,029

Kiatnakin Phatra Bank PCL, NVDR	20,800	37,610

King’s Town Bank Co. Ltd.	55,000	82,079

Komercni Banka A/S	1,272	49,401

Kotak Mahindra Bank Ltd.	22,165	601,224

Krung Thai Bank PCL, NVDR	153,700	53,268

Kuwait Finance House KSCP	99,825	275,516

Kuwait International Bank KSCP*	382,965	284,572

Investments	Shares	Value

Banks – (continued)

Malayan Banking Bhd.	225,500	$438,366

Malaysia Building Society Bhd.	1,409,517	217,844

Masraf Al Rayan QSC	63,281	82,990

MCB Bank Ltd.	16,300	15,606

Meezan Bank Ltd.	198,110	154,173

Mega Financial Holding Co. Ltd.	404,000	485,233

Metropolitan Bank & Trust Co.	38,560	36,487

Moneta Money Bank A/S* (a)	20,195	79,023

National Bank of Greece SA*	15,389	48,440

National Bank of Kuwait SAKP	148,390	487,332

Nedbank Group Ltd.	13,420	153,544

O-Bank Co. Ltd.	106,000	29,732

OTP Bank Nyrt.*	7,535	452,973

Philippine National Bank*	309,600	123,447

Ping An Bank Co. Ltd., Class A	55,000	167,596

Postal Savings Bank of China Co. Ltd., Class H(a) (b)	330,000	240,106

Public Bank Bhd.	511,500	515,082

Punjab National Bank*	43,248	24,315

Qatar International Islamic Bank QSC	9,789	26,321

Qatar Islamic Bank SAQ	45,815	231,780

Qatar National Bank QPSC	148,720	837,341

Qingdao Rural Commercial Bank Corp., Class A	18,800	11,223

RBL Bank Ltd.* (a)	235,126	566,924

RHB Bank Bhd.	75,591	101,859

Riyad Bank	45,111	355,389

Saudi British Bank (The)	15,015	132,701

Saudi Investment Bank (The)	6,493	31,194

Saudi National Bank (The)	73,040	1,283,248

Sberbank of Russia PJSC	369,050	1,852,030

Sberbank of Russia PJSC (Preference)	39,708	179,561

Security Bank Corp.	2,550	6,116

Shanghai Commercial & Savings Bank Ltd. (The)	165,000	261,071

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	223

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Shanghai Pudong Development Bank Co. Ltd., Class A	82,500	$115,255

Shinhan Financial Group Co. Ltd.	17,270	565,297

Siam Commercial Bank PCL (The), NVDR	60,800	230,869

SinoPac Financial Holdings Co. Ltd.	440,000	223,888

Standard Bank Group Ltd.	42,367	377,484

State Bank of India	60,115	403,128

Taichung Commercial Bank Co. Ltd.	87,564	37,628

Taishin Financial Holding Co. Ltd.	431,566	283,226

Taiwan Business Bank	86,892	29,559

Taiwan Cooperative Financial Holding Co. Ltd.	325,200	264,290

Thanachart Capital PCL, NVDR	6,400	6,799

Tisco Financial Group PCL, NVDR	9,900	27,523

TMBThanachart Bank PCL, NVDR	1,875,900	65,578

Turkiye Garanti Bankasi A/S	61,490	62,992

Turkiye Halk Bankasi A/S*	28,578	13,167

Turkiye Is Bankasi A/S, Class C	67,999	39,816

Turkiye Vakiflar Bankasi TAO, Class D*	51,728	18,507

Union Bank of India*	10,017	6,174

Union Bank of Taiwan*	124,325	52,755

United Bank Ltd.	217,656	177,976

VTB Bank PJSC	136,511,531	101,757

Woori Financial Group, Inc.	16,390	185,844

Yapi ve Kredi Bankasi A/S	80,342	22,811

Yes Bank Ltd.*	38,361	6,557
		43,748,590

Beverages – 1.0%

Ambev SA	93,500	281,810

Anadolu Efes Biracilik ve Malt Sanayii A/S	9,872	22,793

Investments	Shares	Value

Beverages – (continued)

Arca Continental SAB de CV(b)	16,500	$100,825

Becle SAB de CV	10,700	24,512

Carabao Group PCL, NVDR	2,800	10,463

China Foods Ltd.	330,000	126,416

China Resources Beer Holdings Co. Ltd.	27,107	224,758

Cia Cervecerias Unidas SA	6,875	57,756

Coca-Cola Femsa SAB de CV	16,500	89,114

Coca-Cola Icecek A/S	2,875	25,446

Distell Group Holdings Ltd.*	3,420	41,123

Embotelladora Andina SA (Preference), Class B	9,513	19,699

Emperador, Inc.	55,200	20,039

Fomento Economico Mexicano SAB de CV	38,500	317,213

Fraser & Neave Holdings Bhd.	3,700	24,178

Hebei Hengshui Laobaigan Liquor Co. Ltd., Class A	5,500	18,504

Heineken Malaysia Bhd.	3,800	21,106

Hite Jinro Co. Ltd.	348	10,364

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	2,100	61,097

Kweichow Moutai Co. Ltd., Class A	1,900	542,177

Lotte Chilsung Beverage Co. Ltd.	150	18,677

Luzhou Laojiao Co. Ltd., Class A	2,400	85,866

Nongfu Spring Co. Ltd., Class H(a) (b)	36,200	183,582

Osotspa PCL, NVDR	20,400	20,134

Radico Khaitan Ltd.	5,940	88,785

Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	1,960	92,344

Tsingtao Brewery Co. Ltd., Class H(b)	8,000	69,571

United Breweries Ltd.	1,379	30,544

United Spirits Ltd.*	6,262	79,223

Varun Beverages Ltd.	1,741	19,747

Vina Concha y Toro SA	261,661	381,535

Wuliangye Yibin Co. Ltd., Class A	6,600	223,300

See Accompanying Notes to the Financial Statements.

224	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Beverages – (continued)

Yantai Changyu Pioneer Wine Co. Ltd., Class A	5,500	$27,099

Yantai Changyu Pioneer Wine Co. Ltd., Class B	15,000	26,957
		3,386,757

Biotechnology – 0.8%

3SBio, Inc.* (a)	45,980	42,085

ABLBio, Inc.*	2,133	38,971

Adimmune Corp.	19,000	30,029

Akeso, Inc.* (a) (b)	11,000	61,653

Alphamab Oncology* (a)	24,000	49,610

Alteogen, Inc.*	780	46,725

Amicogen, Inc.*	514	14,207

Anterogen Co. Ltd.*	477	23,839

AptaBio Therapeutics, Inc.*	954	41,228

BeiGene Ltd.*	13,000	363,978

Beijing Tiantan Biological Products Corp. Ltd., Class A	5,300	23,911

Biocon Ltd.*	6,644	31,152

Bioneer Corp.*	1,045	44,803

Burning Rock Biotech Ltd., ADR* (b)	1,431	20,163

Cellid Co. Ltd.*	424	25,907

Celltrion, Inc.*	2,032	348,651

CrystalGenomics, Inc.*	5,353	31,379

CStone Pharmaceuticals* (a)	25,000	31,045

Daan Gene Co. Ltd., Class A	8,000	24,065

Eubiologics Co. Ltd.*	1,650	67,353

GeneOne Life Science, Inc.*	2,485	53,270

Genetron Holdings Ltd., ADR*	1,643	22,624

Genexine, Inc.*	282	15,783

Green Cross Cell Corp.(c)	258	8,511

Green Cross Corp.	163	38,290

Green Cross Holdings Corp.	1,219	30,565

Green Cross LabCell Corp.	371	30,796

Helixmith Co. Ltd.*	1,719	35,011

Hualan Biological Engineering, Inc., Class A	5,300	24,598

Hugel, Inc.*	126	19,495

Investments	Shares	Value

Biotechnology – (continued)

I-Mab, ADR*	742	$45,848

Innovent Biologics, Inc.* (a)	17,000	152,538

iNtRON Biotechnology, Inc.*	1,643	27,136

Kintor Pharmaceutical Ltd.* (a) (b)	7,000	34,914

KoBioLabs, Inc.*	1,166	25,893

L&C Bio Co. Ltd.	1,325	38,779

Medigen Vaccine Biologics Corp.*	4,000	34,522

MedPacto, Inc.*	235	11,362

Medy-Tox, Inc.*	115	14,722

Naturecell Co. Ltd.*	2,743	46,243

OBI Pharma, Inc.*	12,000	45,957

OliX Pharmaceuticals, Inc.*	901	29,685

Pharmicell Co. Ltd.*	2,919	31,100

Seegene, Inc.	1,623	73,889

Shanghai Haohai Biological Technology Co. Ltd., Class A	770	18,741

Shanghai Junshi Biosciences Co. Ltd., Class A*	1,113	8,397

Shanghai RAAS Blood Products Co. Ltd., Class A	9,400	9,695

SillaJen, Inc.* ‡ (c)	2,522	13,057

SK Bioscience Co. Ltd.*	495	97,428

Taigen Biopharmaceuticals Holdings Ltd.*	55,000	31,546

TaiMed Biologics, Inc.*	1,000	2,402

Vaxcell-Bio Therapeutics Co. Ltd.*	371	20,478

Zai Lab Ltd., ADR*	1,494	155,974
		2,610,003

Building Products – 0.2%

Astral Ltd.	886	25,849

Beijing New Building Materials plc, Class A	5,300	23,389

Blue Star Ltd.	2,703	34,657

China Lesso Group Holdings Ltd.	33,000	51,246

Kajaria Ceramics Ltd.	2,608	42,534

Kyung Dong Navien Co. Ltd.	208	11,926

LX Hausys Ltd.	2,970	176,896

Taiwan Glass Industry Corp.	55,000	53,994

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	225

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Building Products – (continued)

Xinyi Glass Holdings Ltd.	50,000	$141,084

Zhejiang Weixing New Building Materials Co. Ltd., Class A	10,800	30,378

Zhuzhou Kibing Group Co. Ltd., Class A	5,300	13,169
		605,122

Capital Markets – 2.1%

B3 SA – Brasil Bolsa Balcao	126,500	267,273

Bairong, Inc.* (a)	26,500	41,969

Banco BTG Pactual SA*	22,000	88,008

Bangkok Commercial Asset Management PCL, NVDR	25,000	14,315

Bolsa Mexicana de Valores SAB de CV	29,100	55,868

Boursa Kuwait Securities Co. KPSC	4,876	32,512

Bursa Malaysia Bhd.	8,000	14,509

Caitong Securities Co. Ltd., Class A	9,400	15,071

Capital Securities Corp.	110,000	59,928

Changjiang Securities Co. Ltd., Class A	14,100	15,952

China Bills Finance Corp.	53,000	31,733

China Cinda Asset Management Co. Ltd., Class H	330,000	55,148

China Everbright Ltd.(b)	440,000	495,485

China Galaxy Securities Co. Ltd., Class A	5,200	8,028

China Galaxy Securities Co. Ltd., Class H	61,000	34,032

China Huarong Asset Management Co. Ltd., Class H* ‡ (a) (c)	208,000	21,543

China International Capital Corp. Ltd., Class H(a)	19,200	47,784

China Merchants Securities Co. Ltd., Class A	12,220	32,768

China Merchants Securities Co. Ltd., Class H(a) (b)	16,600	26,247

China Renaissance Holdings Ltd.* (a)	10,600	25,509

Investments	Shares	Value

Capital Markets – (continued)

CITIC Securities Co. Ltd., Class A	16,500	$66,729

CITIC Securities Co. Ltd., Class H(b)	43,000	109,558

Coronation Fund Managers Ltd.	7,009	23,337

CSC Financial Co. Ltd., Class H(a) (b)	467,500	495,803

Daishin Securities Co. Ltd.	212	3,774

Daishin Securities Co. Ltd. (Preference)	530	8,595

Daou Data Corp.	7,150	82,602

Daou Technology, Inc.	12,458	248,403

Dhani Services Ltd.*	14,469	34,317

Dubai Financial Market PJSC*	67,052	18,620

Egyptian Financial Group-Hermes Holding Co.*	362,523	286,603

Everbright Securities Co. Ltd., Class A	9,400	22,372

Founder Securities Co. Ltd., Class A	14,100	17,979

GF Securities Co. Ltd., Class A	14,100	44,332

GF Securities Co. Ltd., Class H	48,000	81,573

Glory Sun Financial Group Ltd.*	1,272,000	44,149

Guangzhou Yuexiu Financial Holdings Group Co. Ltd., Class A	8,640	10,437

Guosen Securities Co. Ltd., Class A	14,100	25,118

Guotai Junan International Holdings Ltd.(b)	1,355,000	196,830

Guotai Junan Securities Co. Ltd., Class A	22,000	60,232

Guotai Junan Securities Co. Ltd., Class H(a)	21,200	28,997

Haitong Securities Co. Ltd., Class A	18,800	36,282

Haitong Securities Co. Ltd., Class H	110,000	97,994

Hanwha Investment & Securities Co. Ltd.*	5,088	24,122

HDFC Asset Management Co. Ltd.(a)	782	27,645

See Accompanying Notes to the Financial Statements.

226	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

Huatai Securities Co. Ltd., Class A	26,100	$64,727

Huatai Securities Co. Ltd., Class H(a)	51,000	76,050

IBF Financial Holdings Co. Ltd.	49,893	28,527

ICICI Securities Ltd.(a)	1,880	18,529

IDFC Ltd.*	691,240	508,636

Indian Energy Exchange Ltd.(a)	7,260	68,672

Industrial Securities Co. Ltd., Class A	26,500	37,808

Investec Ltd.	158,565	730,234

Is Yatirim Menkul Degerler A/S	63,690	105,983

Jih Sun Financial Holdings Co. Ltd.*	50,000	23,374

JM Financial Ltd.	223,355	262,187

JSE Ltd.	2,795	19,622

KIWOOM Securities Co. Ltd.	640	57,507

Korea Investment Holdings Co. Ltd.	1,375	102,370

Meritz Securities Co. Ltd.	6,708	26,751

Mirae Asset Securities Co. Ltd.	7,745	57,530

Mirae Asset Securities Co. Ltd. (2nd Preference)	6,840	28,301

Moscow Exchange MICEX-RTS PJSC	29,911	73,280

Multi Commodity Exchange of India Ltd.	583	13,265

Nanjing Securities Co. Ltd., Class A	9,400	14,263

NH Investment & Securities Co. Ltd.	5,665	63,750

Nippon Life India Asset Management Ltd.(a)	5,244	29,297

Noah Holdings Ltd., ADR*	1,113	47,314

Orient Securities Co. Ltd., Class A	9,400	20,212

Orient Securities Co. Ltd., Class H(a) (b)	42,400	34,829

Pacific Securities Co. Ltd., Class A*	37,100	18,088

Investments	Shares	Value

Capital Markets – (continued)

President Securities Corp.	53,000	$43,168

PSG Konsult Ltd.	3,256	2,975

Reinet Investments SCA	4,345	78,810

Samsung Securities Co. Ltd.	2,255	91,373

Saratoga Investama Sedaya Tbk. PT	891,000	131,441

SDIC Capital Co. Ltd., Class A	14,288	18,309

Shenwan Hongyuan Group Co. Ltd., Class A	42,400	33,990

Shenwan Hongyuan Group Co. Ltd., Class H(a)	75,200	19,044

Sinolink Securities Co. Ltd., Class A	9,400	15,747

Tata Liquid Fund* ‡ (c)	5,000	—

UTI Asset Management Co. Ltd.	1,378	19,056

Western Securities Co. Ltd., Class A	26,500	31,721

Woori Investment Bank Co. Ltd.	192,115	163,747

Woori Technology Investment Co. Ltd.*	3,763	38,160

Yuanta Securities Korea Co. Ltd.	44,364	170,463

Zheshang Securities Co. Ltd., Class A*	4,700	9,063

Zhongtai Securities Co. Ltd., Class A	15,900	22,983
		6,901,241

Chemicals – 3.8%

Aarti Industries Ltd.	5,940	76,478

Advanced Petrochemical Co.	1,686	33,442

Alkyl Amines Chemicals	220	10,590

Alpek SAB de CV(b)	201,200	220,759

Alujain Holding*	795	13,438

Asian Paints Ltd.	9,735	403,031

Atul Ltd.	259	31,573

Balaji Amines Ltd.	742	34,284

Barito Pacific Tbk. PT	474,700	31,328

Batu Kawan Bhd.	6,300	33,927

Bayer CropScience Ltd.	141	9,393

Berger Paints India Ltd.	5,765	57,087

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	227

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Boubyan Petrochemicals Co. KSCP	7,344	$22,413

Braskem SA (Preference), Class A*	5,500	53,136

Carborundum Universal Ltd.	6,985	78,291

Castrol India Ltd.	40,480	74,682

Chambal Fertilizers and Chemicals Ltd.	87,615	432,568

Chandra Asri Petrochemical Tbk. PT	74,200	39,804

China Lumena New Materials Corp.* ‡ (c)	22,200	—

China Man-Made Fiber Corp.	744,042	271,573

China Petrochemical Development Corp.*	76,000	33,069

China Risun Group Ltd.(a)	660,000	400,460

Chunbo Co. Ltd.	141	34,172

CNNC Hua Yuan Titanium Dioxide Co. Ltd., Class A	5,500	11,869

Coromandel International Ltd.	1,898	19,912

D&L Industries, Inc.	110,800	18,551

DCM Shriram Ltd.	1,375	18,137

Deepak Nitrite Ltd.	1,219	36,308

Dongjin Semichem Co. Ltd.	206	6,170

Ecopro Co. Ltd.	242	20,730

Egypt Kuwait Holding Co. SAE*	489,390	674,869

ENF Technology Co. Ltd.	5,555	137,384

Engro Corp. Ltd.	148,479	245,560

Engro Fertilizers Ltd.	268,556	112,002

Fauji Fertilizer Co. Ltd.	314,972	189,057

Finolex Industries Ltd.	24,750	72,748

Foosung Co. Ltd.*	1,768	30,184

Formosa Chemicals & Fibre Corp.	74,000	214,215

Formosa Plastics Corp.	94,000	363,378

Grand Pacific Petrochemical	55,000	53,401

Guangzhou Tinci Materials Technology Co. Ltd., Class A	700	18,041

Hansol Chemical Co. Ltd.	232	65,319

Hanwha Solutions Corp.*	4,607	161,051

Investments	Shares	Value

Chemicals – (continued)

HDC Holdings Co. Ltd.	18,466	$166,716

Hengli Petrochemical Co. Ltd., Class A	16,500	56,828

Hengyi Petrochemical Co. Ltd., Class A	14,100	24,127

Ho Tung Chemical Corp.	440,000	164,554

Huabao International Holdings Ltd.(b)	17,000	31,950

Huafon Chemical Co. Ltd., Class A	5,300	9,847

Huchems Fine Chemical Corp.	9,482	213,813

Hyosung Advanced Materials Corp.*	110	66,741

Hyosung Chemical Corp.*	53	13,040

Indorama Ventures PCL, NVDR	82,500	104,422

Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	23,500	18,839

International CSRC Investment Holdings Co.	53,000	45,741

Jiangsu Eastern Shenghong Co. Ltd., Class A	5,300	22,569

Kansai Nerolac Paints Ltd.	2,196	15,984

KCC Corp.	106	30,207

Kingfa Sci & Tech Co. Ltd., Class A	16,200	29,695

Kolon Industries, Inc.	674	51,449

Korea Petrochemical Ind Co. Ltd.	135	21,373

Kumho Petrochemical Co. Ltd.	715	105,242

LB Group Co. Ltd., Class A	4,700	20,851

LG Chem Ltd.	990	708,262

LG Chem Ltd. (Preference)	170	55,791

Linde India Ltd.	1,378	42,409

Lotte Chemical Corp.	550	105,665

LOTTE Fine Chemical Co. Ltd.	397	28,912

Luxi Chemical Group Co. Ltd., Class A	10,800	27,678

Mesaieed Petrochemical Holding Co.	76,751	50,591

Miwon Commercial Co. Ltd.	212	37,645

See Accompanying Notes to the Financial Statements.

228	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Nan Pao Resins Chemical Co. Ltd.	31,000	$154,953

Nan Ya Plastics Corp.	110,000	336,624

Nantex Industry Co. Ltd.	7,000	20,515

National Industrialization Co.*	5,584	37,069

National Petrochemical Co.	1,669	21,403

Navin Fluorine International Ltd.	1,910	85,153

Ningxia Baofeng Energy Group Co. Ltd., Class A	10,600	24,184

Nizhnekamskneftekhim PJSC	151,250	271,759

Nizhnekamskneftekhim PJSC (Preference)	123,200	181,081

OCI Co. Ltd.*	333	36,903

Orbia Advance Corp. SAB de CV	33,533	87,346

Oriental Union Chemical Corp.*	38,000	32,591

Petkim Petrokimya Holding A/S*	57,016	38,722

Petronas Chemicals Group Bhd.	55,000	115,419

PhosAgro PJSC	1,870	147,626

PI Advanced Materials Co. Ltd.	520	20,114

PI Industries Ltd.	1,314	52,642

Pidilite Industries Ltd.	2,750	84,968

PTT Global Chemical PCL, NVDR	55,000	104,008

Qurain Petrochemical Industries Co.	15,408	19,372

Rongsheng Petrochemical Co. Ltd., Class A	27,500	74,086

SABIC Agri-Nutrients Co.	4,125	180,357

Sahara International Petrochemical Co.	5,929	69,392

Sasa Polyester Sanayi A/S*	7,379	23,821

Sasol Ltd.*	20,117	339,620

Satellite Chemical Co. Ltd., Class A	2,380	14,486

Saudi Basic Industries Corp.	18,590	639,343

Investments	Shares	Value

Chemicals – (continued)

Saudi Industrial Investment Group	4,770	$48,134

Saudi Kayan Petrochemical Co.*	17,930	97,325

Scientex Bhd.	26,100	29,371

Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	6,110	29,675

Shinkong Synthetic Fibers Corp.	53,000	35,926

Sichuan Yahua Industrial Group Co. Ltd., Class A	5,300	27,165

SK Chemicals Co. Ltd.	412	63,463

SK Materials Co. Ltd.	65	21,187

SKC Co. Ltd.	440	67,023

Sociedad Quimica y Minera de Chile SA (Preference), Class B	2,763	150,459

Solar Industries India Ltd.	1,040	34,542

Songwon Industrial Co. Ltd.	8,085	123,847

Soulbrain Co. Ltd.	141	31,565

SRF Ltd.	2,075	58,672

Sumitomo Chemical India Ltd.	2,585	12,987

Supreme Industries Ltd.	1,204	37,447

Swancor Holding Co. Ltd.	42,000	149,070

Taekwang Industrial Co. Ltd.	165	141,201

Tata Chemicals Ltd.	3,975	47,847

TOA Paint Thailand PCL, NVDR	12,000	11,934

Tongkun Group Co. Ltd., Class A	9,400	29,290

TSRC Corp.	7,000	8,068

Unid Co. Ltd.	3,025	301,581

Unipar Carbocloro SA (Preference)	2,779	36,812

UPL Ltd.	20,405	201,703

USI Corp.	28,000	34,637

Vinythai PCL, NVDR	21,200	24,278

Wanhua Chemical Group Co. Ltd., Class A	5,500	90,648

Wonik Materials Co. Ltd.	4,235	117,966

Xinjiang Zhongtai Chemical Co. Ltd., Class A	10,600	17,475

Yanbu National Petrochemical Co.	6,105	123,861

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	229

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemiacals – (continued)

Zhejiang Longsheng Group Co. Ltd., Class A	9,400	$18,288
		12,572,329

Commercial Services & Supplies – 0.1%

China Everbright Environment Group Ltd.	110,000	75,652

Dynagreen Environmental Protection Group Co. Ltd., Class H(a)	50,000	25,582

Frontken Corp. Bhd.	88,000	80,966

Indian Railway Catering & Tourism Corp. Ltd.	6,050	68,328

KEPCO Plant Service & Engineering Co. Ltd.	954	34,166

PNB Holdings Corp.* (c)	46,815	38,769

S-1 Corp.	347	24,736

Saudi Airlines Catering Co.*	2,585	65,471

Taiwan Secom Co. Ltd.	3,165	11,438
		425,108

Communications Equipment – 0.4%

Accton Technology Corp.	10,000	87,563

Ace Technologies Corp.*	705	8,627

Addsino Co. Ltd., Class A	5,300	12,713

Advanced Ceramic X Corp.	2,000	24,669

Arcadyan Technology Corp.	92,000	347,376

BYD Electronic International Co. Ltd.(b)	10,000	29,759

D-Link Corp.	53,000	39,071

Glarun Technology Co. Ltd., Class A	10,600	24,466

KMW Co. Ltd.*	563	19,850

Seojin System Co. Ltd.*	795	23,403

Sterlite Technologies Ltd.	11,660	42,642

Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	900	5,299

Wistron NeWeb Corp.	165,000	459,841

ZTE Corp., Class A	4,700	23,958

ZTE Corp., Class H	10,600	31,886
		1,181,123

Investments	Shares	Value

Construction & Engineering – 1.0%

BES Engineering Corp.	105,000	$33,152

China Communications Services Corp. Ltd., Class H	1,256,000	694,275

China Conch Venture Holdings Ltd.	55,000	268,670

China Railway Group Ltd., Class A	47,000	38,559

China Railway Group Ltd., Class H	110,000	53,875

Continental Holdings Corp.	220,000	199,364

CTCI Corp.	22,000	28,837

DA CIN Construction Co. Ltd.	165,000	180,080

Daewoo Engineering & Construction Co. Ltd.*	3,901	20,865

DL Construction Co. Ltd.	4,290	108,117

DL Holdings Co. Ltd.	397	22,321

Gamuda Bhd.*	48,221	37,729

GEK Terna Holding Real Estate Construction SA*	1,216	13,608

GS Engineering & Construction Corp.	2,750	97,311

HDC Hyundai Development Co-Engineering & Construction, Class E	1,236	27,025

Hyundai Engineering & Construction Co. Ltd.	2,556	110,023

IJM Corp. Bhd.	78,400	35,025

IS Dongseo Co. Ltd.	808	31,254

KEC International Ltd.	6,678	42,597

KEPCO Engineering & Construction Co., Inc.	602	36,525

Larsen & Toubro Ltd.	23,079	544,496

Larsen & Toubro Ltd., GDR(a)	296	7,222

Malaysian Resources Corp. Bhd.	85,090	8,425

Metallurgical Corp. of China Ltd., Class A	65,800	41,746

Metallurgical Corp. of China Ltd., Class H	106,000	29,433

NBCC India Ltd.	41,870	24,966

Power Construction Corp. of China Ltd., Class A	37,600	48,239

Samsung Engineering Co. Ltd.*	5,555	117,893

See Accompanying Notes to the Financial Statements.

230	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction & Engineering – (continued)

Shanghai Construction Group Co. Ltd., Class A	23,500	$12,008

Shanghai Tunnel Engineering Co. Ltd., Class A	14,100	11,281

Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A	9,400	8,769

Tekfen Holding A/S	105,270	165,649

TY Holdings Co. Ltd.*	1,908	44,330

United Integrated Services Co. Ltd.	6,000	39,592

Voltas Ltd.	4,455	71,664

Waskita Karya Persero Tbk. PT*	249,100	16,176

Wijaya Karya Persero Tbk. PT*	281,200	24,711
		3,295,812

Construction Materials – 1.5%

ACC Ltd.	1,404	43,751

Ambuja Cements Ltd.	11,597	62,692

Anhui Conch Cement Co. Ltd., Class A	11,000	65,457

Anhui Conch Cement Co. Ltd., Class H	43,000	213,921

Asia Cement China Holdings Corp.	200,000	152,461

Asia Cement Co. Ltd.	825	96,017

Asia Cement Corp.	88,000	140,187

BBMG Corp., Class A	42,300	18,574

Birla Corp. Ltd.	15,125	308,696

Cementos Argos SA	5,520	9,236

Cemex SAB de CV*	535,200	344,937

Chia Hsin Cement Corp.	275,000	199,759

China Jushi Co. Ltd., Class A	5,143	15,383

China National Building Material Co. Ltd., Class H	146,050	183,617

China Resources Cement Holdings Ltd.	68,000	57,344

CSG Holding Co. Ltd., Class A	16,200	22,885

Dalmia Bharat Ltd.	1,710	45,952

GCC SAB de CV	2,300	17,147

Investments	Shares	Value

Construction Materials – (continued)

Goldsun Building Materials Co. Ltd.	55,000	$50,830

Grasim Industries Ltd.	6,710	154,225

Grupo Argos SA	178,032	553,566

Grupo Argos SA (Preference)	109,117	247,275

Hanil Cement Co. Ltd.	14,135	233,457

Huaxin Cement Co. Ltd., Class A	3,700	9,679

Huaxin Cement Co. Ltd., Class B	10,400	18,470

Indocement Tunggal Prakarsa Tbk. PT	32,900	27,460

JK Cement Ltd.	530	23,469

Lucky Cement Ltd.*	5,787	26,114

Next Science Co. Ltd.*	2,640	41,795

Nuh Cimento Sanayi A/S	31,350	142,092

POSCO Chemical Co. Ltd.	715	89,027

Qassim Cement Co. (The)	2,860	62,219

Ramco Cements Ltd. (The)	2,289	32,601

Saudi Cement Co.	2,022	31,913

Semen Indonesia Persero Tbk. PT	57,600	36,997

Shree Cement Ltd.	220	84,130

Siam Cement PCL (The), NVDR	11,000	130,943

Southern Province Cement Co.	1,634	31,191

SSANGYONG C&E Co. Ltd.	290	1,948

Taiwan Cement Corp.	181,452	314,834

Tangshan Jidong Cement Co. Ltd., Class A	4,700	8,549

Tipco Asphalt PCL, NVDR	324,500	178,960

TPI Polene PCL, NVDR	395,400	20,376

UltraTech Cement Ltd.	2,367	241,376

Universal Cement Corp.	220,000	162,972

Yamama Cement Co.*	3,763	27,789

Yanbu Cement Co.	2,888	29,489
		5,011,762

Consumer Finance – 1.1%

360 DigiTech, Inc., ADR* (b)	3,465	70,721

AEON Credit Service M Bhd.	49,500	167,112

Bajaj Finance Ltd.	5,445	538,107

BFI Finance Indonesia Tbk. PT	3,982,000	295,119

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	231

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Consumer Finance – (continued)

Cholamandalam Investment and Finance Co. Ltd.	8,525	$69,987

CreditAccess Grameen Ltd.*	1,166	9,784

FinVolution Group, ADR(b)	74,415	455,420

Krungthai Card PCL, NVDR	21,200	36,896

LexinFintech Holdings Ltd., ADR* (b)	59,400	317,196

Mahindra & Mahindra Financial Services Ltd.	20,141	48,281

Manappuram Finance Ltd.	267,064	741,119

Muangthai Capital PCL, NVDR	20,600	37,559

Muthoot Finance Ltd.	2,226	43,632

Samsung Card Co. Ltd.	1,140	33,413

SBI Cards & Payment Services Ltd.*	5,555	78,272

Shriram City Union Finance Ltd.	11,660	337,158

Shriram Transport Finance Co. Ltd.	7,590	145,574

Srisawad Corp. PCL, NVDR	15,203	29,322

Sundaram Finance Ltd.	1,445	46,121

Transaction Capital Ltd.	28,985	84,056

Yixin Group Ltd.* (a)	153,000	28,716

Yulon Finance Corp.	1,391	8,428
		3,621,993

Containers & Packaging – 0.2%

Cheng Loong Corp.	55,000	67,246

Klabin SA*	27,500	111,912

M2N Co. Ltd.*	848	7,177

Polyplex Thailand PCL, NVDR	242,000	177,949

SCG Packaging PCL, NVDR	27,500	53,247

Taiwan Hon Chuan Enterprise Co. Ltd.	138,000	323,060

Ton Yi Industrial Corp.	53,000	24,777

Yunnan Energy New Material Co. Ltd.	900	41,030
		806,398

Distributors – 0.1%

Liaoning Cheng Da Co. Ltd., Class A	10,600	33,708

Investments	Shares	Value

Distributors – (continued)

Test Rite International Co. Ltd.	110,000	$95,528

Wuchan Zhongda Group Co. Ltd., Class A	13,800	13,521

Xinhua Winshare Publishing and Media Co. Ltd., Class H(b)	215,000	157,539
		300,296

Diversified Consumer Services – 0.2%

17 Education & Technology Group, Inc., ADR*	25,650	21,161

Cairo Investment & Real Estate Development Co. SAE	14,617	11,817

China Education Group Holdings Ltd.(a) (b)	26,000	44,653

China New Higher Education Group Ltd.(a)	53,000	26,776

China Yuhua Education Corp. Ltd.(a) (b)	106,000	48,237

Cogna Educacao*	863,500	379,897

Gaotu Techedu, Inc., ADR* (b)	13,017	38,270

Hope Education Group Co. Ltd.(a) (b)	202,000	36,354

Humansoft Holding Co. KSC	1,431	15,893

Koolearn Technology Holding Ltd.* (a)	27,500	15,024

Lung Yen Life Service Corp.	2,000	3,237

New Oriental Education & Technology Group, Inc., ADR*	31,427	64,425

Offcn Education Technology Co. Ltd., Class A*	4,700	7,668

TAL Education Group, ADR* (b)	13,675	55,931

Tianli Education International Holdings Ltd.(a)	106,000	22,211

YDUQS Participacoes SA	10,500	38,856
		830,410

Diversified Financial Services – 0.7%

AVIC Industry-Finance Holdings Co. Ltd., Class A	23,500	14,285

Bajaj Finserv Ltd.	704	167,546

See Accompanying Notes to the Financial Statements.

232	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Financial Services – (continued)

Bajaj Holdings & Investment Ltd.	750	$48,374

Chailease Holding Co. Ltd.	29,883	285,843

China Shandong Hi-Speed Financial Group Ltd.* (b)	636,000	48,237

Corp. Financiera Colombiana SA*	3,252	25,425

CSSC Hong Kong Shipping Co. Ltd.(a)	484,000	71,551

Far East Horizon Ltd.(b)	55,000	52,532

FirstRand Ltd.	188,925	721,022

Grupo de Inversiones Suramericana SA	2,756	15,941

Grupo de Inversiones Suramericana SA (Preference)	4,992	24,848

Haci Omer Sabanci Holding A/S	21,041	24,334

L&T Finance Holdings Ltd.*	26,381	28,907

Meritz Financial Group, Inc.	947	26,946

Metro Pacific Investments Corp.	381,000	28,343

National Investments Co.	124,465	90,835

NICE Holdings Co. Ltd.	728	10,529

Piramal Enterprises Ltd.	2,322	80,678

Power Finance Corp. Ltd.	40,192	71,441

REC Ltd.	22,048	43,768

Remgro Ltd.	15,345	135,914

Yuanta Financial Holding Co. Ltd.	440,000	390,816
		2,408,115

Diversified Telecommunication Services – 1.1%

Asia Pacific Telecom Co. Ltd.*	68,164	20,173

China Tower Corp. Ltd., Class H(a)	880,000	114,255

Chunghwa Telecom Co. Ltd.	82,000	325,836

CITIC Telecom International Holdings Ltd.	802,000	284,549

Emirates Telecommunications Group Co. PJSC	36,080	251,459

Hellenic Telecommunications Organization SA	8,305	147,048

Investments	Shares	Value

Diversified Telecommunication Services – (continued)

Indus Towers Ltd.	18,920	$68,599

Jasmine International PCL, NVDR	409,700	35,312

KT Corp.	3,575	93,310

LG Uplus Corp.	8,377	102,871

Magyar Telekom Telecommunications plc	224,049	309,075

O2 Czech Republic A/S	106	1,218

Oi SA*	257,200	40,608

Ooredoo QPSC	38,060	72,336

Rostelecom PJSC	33,770	44,363

Rostelecom PJSC (Preference)	15,392	18,318

Sarana Menara Nusantara Tbk. PT	315,700	25,849

Saudi Telecom Co.	12,320	384,292

Sejong Telecom, Inc.*	166,265	82,524

Tata Communications Ltd.	1,646	28,738

Telefonica Brasil SA	16,689	134,767

Telekom Malaysia Bhd.	48,000	67,114

Telesites SAB de CV(b)	22,200	20,295

Telkom Indonesia Persero Tbk. PT	1,743,500	467,641

Telkom SA SOC Ltd.*	160,722	536,410

TIME dotCom Bhd.	9,000	9,824

Tower Bersama Infrastructure Tbk. PT	121,300	25,172

True Corp. PCL, NVDR	562,500	68,824

Turk Telekomunikasyon A/S	19,746	15,464
		3,796,244

Electric Utilities – 1.2%

Adani Transmission Ltd.*	5,667	133,757

Alupar Investimento SA	3,500	14,740

Celsia SA ESP	266,695	301,060

Centrais Eletricas Brasileiras SA	12,900	77,418

Centrais Eletricas Brasileiras SA (Preference), Class B	11,000	66,035

CESC Ltd.	328,110	382,088

CEZ A/S	5,665	187,196

Cia de Transmissao de Energia Eletrica Paulista (Preference)	5,200	22,435

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	233

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electric Utilities – (continued)

Cia Energetica de Minas Gerais	7,197	$21,220

Cia Energetica de Minas Gerais (Preference)	40,194	91,839

CPFL Energia SA	4,700	21,937

EDP – Energias do Brasil SA	9,400	32,684

Enel Americas SA	816,974	93,145

Enel Chile SA	730,608	30,014

Energisa SA	4,800	33,737

Enerjisa Enerji A/S(a)	7,676	9,388

Engie Energia Chile SA	193,765	112,954

Equatorial Energia SA	27,500	111,620

Federal Grid Co. Unified Energy System PJSC	12,705,298	33,195

First Philippine Holdings Corp.	86,900	128,428

Holding Co. ADMIE IPTO SA	59,575	175,805

Inter RAO UES PJSC	1,596,292	108,079

Interconexion Electrica SA ESP	14,520	86,508

Korea Electric Power Corp.	7,260	140,410

Light SA	148,500	255,008

Manila Electric Co.	12,350	70,312

Mosenergo PJSC	4,455,000	140,943

Neoenergia SA	4,700	12,924

Power Grid Corp. of India Ltd.	119,072	294,256

Public Power Corp. SA*	2,126	23,065

ROSSETI PJSC	1,466,436	28,774

RusHydro PJSC	821,000	9,407

Saudi Electricity Co.	26,510	201,428

SJVN Ltd.	254,705	96,431

Tata Power Co. Ltd. (The)	36,575	104,673

Tenaga Nasional Bhd.	100,900	235,377

Torrent Power Ltd.	6,625	44,232

Transmissora Alianca de Energia Eletrica SA	5,800	37,720
		3,970,242

Electrical Equipment – 1.2%

ABB India Ltd.	427	12,088

ABB Power Products & Systems India Ltd.	371	10,962

AcBel Polytech, Inc.	43,000	53,502

Investments	Shares	Value

Electrical Equipment – (continued)

Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA*	5,500	$7,689

Amara Raja Batteries Ltd.	1,222	11,108

Bharat Heavy Electricals Ltd.*	62,699	57,147

CG Power & Industrial Solutions Ltd.*	336,545	657,528

Chicony Power Technology Co. Ltd.	71,000	177,956

China High Speed Transmission Equipment Group Co. Ltd.* (b)	220,000	170,818

Chung-Hsin Electric & Machinery Manufacturing Corp.	28,000	41,433

CS Wind Corp.	636	37,772

Dongfang Electric Corp. Ltd., Class A	9,400	26,661

Doosan Fuel Cell Co. Ltd.*	690	30,823

Doosan Heavy Industries & Construction Co. Ltd.*	5,500	114,843

Ecopro BM Co. Ltd.	220	77,171

ElSewedy Electric Co.	265,033	145,085

Fangda Carbon New Material Co. Ltd., Class A	5,300	8,895

Gotion High-tech Co. Ltd., Class A*	4,800	44,180

Graphite India Ltd.	4,240	30,373

Havells India Ltd.	4,620	77,921

HEG Ltd.	1,060	29,131

Hyosung Heavy Industries Corp.*	2,530	146,143

Hyundai Electric & Energy System Co. Ltd.*	12,265	231,960

Korea Electric Terminal Co. Ltd.	3,795	244,545

Kung Long Batteries Industrial Co. Ltd.	1,000	5,070

LS Corp.	1,320	70,713

LS Electric Co. Ltd.	456	22,984

Ming Yang Smart Energy Group Ltd., Class A	10,000	48,427

NARI Technology Co. Ltd., Class A	12,400	75,435

See Accompanying Notes to the Financial Statements.

234	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electrical Equipment – (continued)

Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A/S	124,410	$239,112

Shanghai Electric Group Co. Ltd., Class A	24,000	17,814

Shanghai Electric Group Co. Ltd., Class H(b)	94,000	26,463

Shanghai Liangxin Electrical Co. Ltd., Class A	6,500	16,557

Ta Ya Electric Wire & Cable	51,750	46,058

Taihan Electric Wire Co. Ltd.*	25,960	50,096

Tatung Co. Ltd.*	46,000	56,904

TBEA Co. Ltd., Class A	10,600	44,740

Teco Electric and Machinery Co. Ltd.	22,000	23,852

Unison Co. Ltd.*	8,480	25,036

V-Guard Industries Ltd.	11,448	39,275

Voltronic Power Technology Corp.	1,458	85,199

Walsin Lihwa Corp.	53,000	49,458

WEG SA	33,000	216,605

Xinjiang Goldwind Science & Technology Co. Ltd., Class A	10,600	30,694

Xinjiang Goldwind Science & Technology Co. Ltd., Class H	28,200	63,222

Zhefu Holding Group Co. Ltd., Class A	21,200	23,720

Zhejiang Chint Electrics Co. Ltd., Class A	4,700	44,244

Zhuzhou CRRC Times Electric Co. Ltd., Class H*	23,400	112,201
		3,879,613

Electronic Equipment, Instruments & Components – 3.4%

AAC Technologies Holdings, Inc.(b)	14,000	61,100

Apex International Co. Ltd.	60,000	168,294

AU Optronics Corp.	330,000	227,844

Aurora Corp.	8,900	28,420

Avary Holding Shenzhen Co. Ltd., Class A	4,700	25,699

BH Co. Ltd.	11,880	190,113

Investments	Shares	Value

Electronic Equipment, Instruments & Components – (continued)

BOE Technology Group Co. Ltd., Class A	66,500	$51,024

Career Technology MFG. Co. Ltd.*	22,556	20,278

Chang Wah Electromaterials, Inc.	32,000	38,895

Cheng Uei Precision Industry Co. Ltd.	180,000	249,852

Chilisin Electronics Corp.	113,490	351,385

Chroma ATE, Inc.	8,000	52,070

Compeq Manufacturing Co. Ltd.	40,000	58,040

Coretronic Corp.	23,000	47,475

Daeduck Electronics Co. Ltd.	2,067	30,336

Daejoo Electronic Materials Co. Ltd.	742	66,291

Delta Electronics Thailand PCL, NVDR	7,800	97,786

Delta Electronics, Inc.	39,000	343,600

Dynapack International Technology Corp.	66,000	227,844

E Ink Holdings, Inc.	11,000	36,352

Elite Material Co. Ltd.	5,000	43,242

Erajaya Swasembada Tbk. PT	3,899,500	178,908

FLEXium Interconnect, Inc.*	10,000	34,558

Foxconn Technology Co. Ltd.	32,000	79,170

General Interface Solution Holding Ltd.	5,000	17,459

Genius Electronic Optical Co. Ltd.	2,237	34,389

Global Brands Manufacture Ltd.	151,800	192,967

GoerTek, Inc., Class A	4,700	31,978

Gold Circuit Electronics Ltd.	21,000	50,143

Hana Microelectronics PCL, NVDR	17,100	41,227

Hannstar Board Corp.	165,000	247,424

HannStar Display Corp.	39,000	19,775

HannsTouch Solution, Inc.	106,000	45,360

Hengdian Group DMEGC Magnetics Co. Ltd., Class A	10,600	23,405

Holy Stone Enterprise Co. Ltd.	69,000	292,788

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	235

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electronic Equipment, Instruments & Components – (continued)

Hon Hai Precision Industry Co. Ltd.	440,000	$1,693,007

Honeywell Automation India Ltd.	32	17,920

Huagong Tech Co. Ltd., Class A	4,700	21,152

Iljin Materials Co. Ltd.	477	41,024

Inari Amertron Bhd.	71,600	66,914

Innolux Corp.	385,000	231,206

INTOPS Co. Ltd.	6,325	126,116

JNTC Co. Ltd.*	9,240	65,156

KCE Electronics PCL, NVDR	18,900	49,553

Kingboard Holdings Ltd.	28,000	122,560

Kingboard Laminates Holdings Ltd.	10,000	15,683

L&F Co. Ltd.	550	86,650

Largan Precision Co. Ltd.	2,000	148,875

LG Display Co. Ltd.*	7,134	120,269

LG Innotek Co. Ltd.	495	88,745

Lingyi iTech Guangdong Co., Class A*	15,900	16,548

Lotes Co. Ltd.	2,299	47,785

Luxshare Precision Industry Co. Ltd., Class A	16,500	99,630

Mcnex Co. Ltd.	7,015	260,237

Merry Electronics Co. Ltd.	99,235	293,332

MH Development Ltd.* ‡ (c)	22,000	—

Nan Ya Printed Circuit Board Corp.	5,000	88,192

OFILM Group Co. Ltd., Class A	4,700	5,494

Park Systems Corp.	371	37,686

Partron Co. Ltd.	23,285	186,113

Raytron Technology Co. Ltd., Class A	2,491	28,171

Samsung Electro-Mechanics Co. Ltd.	2,090	284,378

Samsung SDI Co. Ltd.	1,155	725,489

Sang-A Frontec Co. Ltd.	275	14,826

Shengyi Technology Co. Ltd., Class A	4,700	16,342

Investments	Shares	Value

Electronic Equipment, Instruments & Components – (continued)

Shenzhen Kinwong Electronic Co. Ltd., Class A	5,000	$20,197

Shenzhen Sunlord Electronics Co. Ltd., Class A	5,500	28,405

Simplo Technology Co. Ltd.	5,200	55,911

Sinbon Electronics Co. Ltd.	3,000	24,813

SOLUM Co. Ltd.*	1,802	40,325

Solus Advanced Materials Co. Ltd.	329	23,171

Speed Tech Corp.	55,000	167,718

Sunny Optical Technology Group Co. Ltd.	14,100	381,000

Supreme Electronics Co. Ltd.	196,331	316,646

Synnex Technology International Corp.	61,000	118,014

Taiflex Scientific Co. Ltd.	95,000	162,783

Taiwan PCB Techvest Co. Ltd.	110,000	185,519

Taiwan Union Technology Corp.	17,000	58,381

Tianma Microelectronics Co. Ltd., Class A	9,400	18,082

Tong Hsing Electronic Industries Ltd.	3,022	28,689

Tripod Technology Corp.	14,000	59,155

Unimicron Technology Corp.	24,000	163,979

Unisplendour Corp. Ltd., Class A	6,580	28,503

Unitech Printed Circuit Board Corp.*	53,000	34,497

Universal Scientific Industrial Shanghai Co. Ltd., Class A	4,700	10,194

Vidente Co. Ltd.*	1,431	17,634

VS Industry Bhd.	45,600	17,399

Wah Lee Industrial Corp.	85,640	261,769

Walsin Technology Corp.*	9,378	50,922

Wingtech Technology Co. Ltd., Class A	3,400	58,316

Wintek Corp.* ‡ (c)	64,000	—

WPG Holdings Ltd.	55,440	103,470

Wuhan Guide Infrared Co. Ltd., Class A	6,580	22,313

WUS Printed Circuit Kunshan Co. Ltd., Class A	16,170	25,875

See Accompanying Notes to the Financial Statements.

236	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electronic Equipment, Instruments & Components – (continued)

Yageo Corp.	13,575	$211,861

Zhejiang Dahua Technology Co. Ltd., Class A	2,900	9,870

Zhen Ding Technology Holding Ltd.	23,150	79,918
		11,489,873

Energy Equipment & Services – 0.1%

Bumi Armada Bhd.*	1,743,500	214,727

China Oilfield Services Ltd., Class A	9,400	21,858

China Oilfield Services Ltd., Class H	18,000	17,331

Dialog Group Bhd.	51,700	35,332

Sapura Energy Bhd.*	5,049,000	121,927

Serba Dinamik Holdings Bhd.(c)	54,180	4,579
		415,754

Entertainment – 1.0%

Alibaba Pictures Group Ltd.* (b)	160,000	17,072

Archosaur Games, Inc.(a) (b)	110,000	131,790

Bilibili, Inc., ADR* (b)	4,675	342,678

CJ CGV Co. Ltd.*	1,732	47,356

CMGE Technology Group Ltd.* (b)	770,000	301,901

Com2uSCorp	133	14,625

DouYu International Holdings Ltd., ADR*	1,081	3,405

Fire Rock Holdings Ltd.	106,000	33,657

GOLFZON Co. Ltd.	1,650	199,799

HUYA, Inc., ADR* (b)	3,314	27,241

HYBE Co. Ltd.*	385	110,372

International Games System Co. Ltd.	1,000	25,676

iQIYI, Inc., ADR* (b)	4,876	40,373

JYP Entertainment Corp.	1,589	71,254

Kakao Games Corp.*	611	41,725

Kingsoft Corp. Ltd.	16,000	68,800

NCSoft Corp.	311	166,871

Neowiz*	7,535	168,942

Investments	Shares	Value

Entertainment – (continued)

NetDragon Websoft Holdings Ltd.	120,500	$264,885

NetEase, Inc.	39,500	780,449

Netmarble Corp.(a)	410	43,331

NHN Corp.*	315	21,565

Pearl Abyss Corp.*	990	88,024

Perfect World Co. Ltd., Class A	4,100	11,135

PVR Ltd.*	2,703	60,558

RS PCL, NVDR*	47,700	25,156

SM Entertainment Co. Ltd.*	1,029	68,861

SMI Holdings Group Ltd.* ‡ (c)	72,000	—

Tencent Music Entertainment Group, ADR*	10,537	82,821

Webzen, Inc.*	474	10,952

Wemade Co. Ltd.	598	93,547

Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	4,700	17,480

XD, Inc.* (a)	8,000	45,558

XPEC Entertainment, Inc.* ‡ (c)	14,800	—

Zhejiang Century Huatong Group Co. Ltd., Class A*	11,280	13,097
		3,440,956

Equity Real Estate Investment Trusts (REITs) – 1.3%

Concentradora Fibra Danhos SA de CV	444,600	538,463

CPN Retail Growth Leasehold REIT*	44,100	28,441

DDMP Reit, Inc.	3,520,000	125,689

Embassy Office Parks REIT	9,600	44,825

Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	1,052,700	215,682

Equites Property Fund Ltd.(b)	27,560	36,970

Fibra Uno Administracion SA de CV(b)	104,500	104,078

Fortress REIT Ltd., Class A	31,313	27,399

Growthpoint Properties Ltd.	114,331	97,482

Hyprop Investments Ltd.	150,975	293,905

IGB REIT	6,200	2,515

JR Reit XXVII	62,150	296,244

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	237

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

KLCCP Stapled Group	6,900	$11,347

Korea Asset In Trust Co. Ltd.	27,225	102,745

LOTTE Reit Co. Ltd.	9,858	47,748

Pavilion REIT	15,000	5,144

PLA Administradora Industrial S de RL de CV	414,100	581,349

Prologis Property Mexico SA de CV(b)	10,400	23,991

Redefine Properties Ltd.*	2,815,147	833,432

Resilient REIT Ltd.	165,440	609,516

Sunway REIT	39,400	13,891

Vukile Property Fund Ltd.	451,550	360,943

Yuexiu REIT	53,000	23,097
		4,424,896

Food & Staples Retailing – 0.9%

Abdullah Al Othaim Markets Co.	944	29,144

Al Meera Consumer Goods Co. QSC	1,990	10,707

Atacadao SA	7,700	22,730

Avenue Supermarts Ltd.* (a)	3,575	221,307

Berli Jucker PCL	500	509

Berli Jucker PCL, NVDR	27,700	28,174

BGF retail Co. Ltd.	239	33,031

Bid Corp. Ltd.	6,160	132,861

BIM Birlesik Magazalar A/S	7,621	49,260

Cencosud SA	49,665	72,846

Cia Brasileira de Distribuicao	6,430	29,121

Clicks Group Ltd.	4,675	85,762

Cosco Capital, Inc.	1,674,400	173,386

CP ALL PCL, NVDR	88,000	169,728

Dis-Chem Pharmacies Ltd.(a)	17,784	37,382

Dongsuh Cos., Inc.	859	25,434

E-MART, Inc.	605	86,980

Grupo Comercial Chedraui SA de CV	60,500	119,569

GS Retail Co. Ltd.	1,333	36,723

Hyundai Greenfood Co. Ltd.	27,205	225,360

InRetail Peru Corp.(a)	848	31,376

Magnit PJSC	2,296	209,244

Migros Ticaret A/S*	152	556

Investments	Shares	Value

Food & Staples Retailing – (continued)

Organizacion Soriana SAB de CV, Class B* (b)	135,500	$163,381

Philippine Seven Corp.*	5,321	9,605

Pick n Pay Stores Ltd.	6,784	26,645

President Chain Store Corp.	13,000	131,363

Puregold Price Club, Inc.	26,060	21,842

Raia Drogasil SA*	20,900	86,203

Sendas Distribuidora SA	27,500	74,592

Shoprite Holdings Ltd.	10,010	119,521

SMU SA	1,112,815	111,087

Sok Marketler Ticaret A/S	7,298	8,425

SPAR Group Ltd. (The)	3,102	39,791

Sumber Alfaria Trijaya Tbk. PT	445,200	37,552

Sun Art Retail Group Ltd.(b)	24,000	14,130

Wal-Mart de Mexico SAB de CV	104,500	365,290

Yonghui Superstores Co. Ltd., Class A	26,500	16,274
		3,056,891

Food Products – 2.8%

Agthia Group PJSC	11,024	17,827

Alicorp SAA	246,345	398,637

Almarai Co. JSC	5,995	84,549

Astra Agro Lestari Tbk. PT	20,800	15,746

Avanti Feeds Ltd.	507	3,770

AVI Ltd.	16,464	85,678

Beijing Dabeinong Technology Group Co. Ltd., Class A	5,300	7,106

Binggrae Co. Ltd.	2,808	133,846

Bombay Burmah Trading Co.	9,324	134,366

BRF SA*	17,100	70,469

Britannia Industries Ltd.	2,183	107,159

Century Pacific Food, Inc.	17,700	9,937

Charoen Pokphand Foods PCL, NVDR	121,000	92,074

Charoen Pokphand Indonesia Tbk. PT	134,300	58,773

Cherkizovo Group PJSC	2,594	129,533

China Feihe Ltd.(a)	55,000	91,631

China Huiyuan Juice Group Ltd.* ‡ (c)	24,000	–

See Accompanying Notes to the Financial Statements.

238	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food Products – (continued)

China Mengniu Dairy Co. Ltd.*	55,000	$350,332

China Modern Dairy Holdings Ltd.(b)	2,090,000	394,945

Chongqing Fuling Zhacai Group Co. Ltd., Class A	5,000	27,253

CJ CheilJedang Corp.	349	113,491

CJ CheilJedang Corp. (Preference)	104	17,266

COFCO Joycome Foods Ltd.* (a) (b)	1,210,000	469,749

CP Pokphand Co. Ltd.	334,000	47,229

Daesang Corp.	11,330	231,244

Dali Foods Group Co. Ltd.(a)	45,500	25,326

Dongwon F&B Co. Ltd.	582	102,101

Dongwon Industries Co. Ltd.	550	107,077

Foshan Haitian Flavouring & Food Co. Ltd., Class A	4,550	83,203

Genting Plantations Bhd.	10,400	18,334

Gruma SAB de CV, Class B	5,225	61,488

Grupo Bimbo SAB de CV, Series A	33,000	97,893

Grupo Nutresa SA	3,592	20,833

Harim Holdings Co. Ltd.	18,127	150,005

Health & Happiness H&H International Holdings Ltd.	110,000	258,206

Heilongjiang Agriculture Co. Ltd., Class A	10,600	22,793

Henan Shuanghui Investment & Development Co. Ltd., Class A	4,700	21,666

Hortifrut SA	143,935	152,978

HUISHAN DAIRY* ‡ (c)	158,000	—

Indofood CBP Sukses Makmur Tbk. PT	51,800	32,175

Indofood Sukses Makmur Tbk. PT	100,800	45,179

Industrias Bachoco SAB de CV, Series B	85,500	303,909

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	8,200	55,100

International Holding Co. PJSC*	9,625	383,884

Investments	Shares	Value

Food Products – (continued)

IOI Corp. Bhd.	66,000	$62,637

Japfa Comfeed Indonesia Tbk. PT	249,100	30,330

JBS SA	33,100	229,298

Jiangxi Zhengbang Technology Co. Ltd., Class A	4,700	7,359

Kuala Lumpur Kepong Bhd.	10,831	56,548

Lien Hwa Industrial Holdings Corp.	15,400	30,901

Lotte Confectionery Co. Ltd.	990	108,866

M Dias Branco SA*	5,300	29,100

Maeil Dairies Co. Ltd.	2,255	136,047

Marfrig Global Foods SA	10,600	49,831

Mayora Indah Tbk. PT	83,900	13,917

Mezzan Holding Co. KSCC	92,345	192,379

Muyuan Foods Co. Ltd., Class A	7,420	66,219

Namchow Holdings Co. Ltd.	74,000	128,795

Nestle India Ltd.	825	209,333

Nestle Malaysia Bhd.	900	29,232

New Hope Liuhe Co. Ltd., Class A*	20,000	44,974

NongShim Co. Ltd.	56	13,586

Orion Corp.	550	55,539

Orion Holdings Corp.	12,828	175,643

Ottogi Corp.	15	6,174

Perusahaan Perkebunan London Sumatra Indonesia Tbk. PT	1,666,500	164,092

PPB Group Bhd.	14,080	61,815

QL Resources Bhd.	25,395	30,970

R&B Food Supply PCL, NVDR	53,000	32,583

Samyang Corp.	1,980	115,728

Samyang Foods Co. Ltd.	2,563	179,413

Samyang Holdings Corp.	3,080	271,482

San Miguel Food and Beverage, Inc.	15,960	24,062

Sao Martinho SA	5,300	36,010

Saudia Dairy & Foodstuff Co.	1,166	50,981

Savola Group (The)	6,215	60,644

Sichuan Teway Food Group Co. Ltd., Class A	10,800	41,888

Sime Darby Plantation Bhd.	61,003	59,073

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	239

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food Products – (continued)

Standard Foods Corp.	14,652	$27,293

Sunjin Co. Ltd.	6,270	69,485

Taiwan TEA Corp.*	63,000	47,349

Tata Consumer Products Ltd.	11,679	126,255

Tech-Bank Food Co. Ltd., Class A	7,000	6,870

Thai Union Group PCL, NVDR	88,000	55,427

Thai Vegetable Oil PCL, NVDR	15,570	14,663

Tiger Brands Ltd.	3,445	43,668

Tingyi Cayman Islands Holding Corp.	28,000	52,407

Toly Bread Co. Ltd., Class A	5,300	26,089

Tongwei Co. Ltd., Class A	11,000	98,375

Ulker Biskuvi Sanayi A/S	87,175	182,960

Uni-President China Holdings Ltd.	3,000	2,561

Uni-President Enterprises Corp.	165,000	395,167

Universal Robina Corp.	16,800	45,991

Want Want China Holdings Ltd.	110,000	85,267

Yihai International Holding Ltd.* (b)	7,000	41,168

Yuan Longping High-tech Agriculture Co. Ltd., Class A*	10,600	34,769

Zhou Hei Ya International Holdings Co. Ltd.* (a) (b)	14,000	12,616

Zydus Wellness Ltd.	1,870	51,307
		9,259,896

Gas Utilities – 0.7%

Adani Total Gas Ltd.	5,391	103,632

Beijing Enterprises Holdings Ltd.	16,000	61,498

China Gas Holdings Ltd.	44,000	110,070

China Resources Gas Group Ltd.	26,000	139,709

ENN Energy Holdings Ltd.	16,500	285,710

GAIL India Ltd.	67,320	133,820

Grupo Energia Bogota SA ESP	102,740	73,637

Investments	Shares	Value

Gas Utilities – (continued)

Gujarat Gas Ltd.	2,679	$22,264

Gujarat State Petronet Ltd.	14,375	58,580

Indraprastha Gas Ltd.	4,564	28,884

Korea Gas Corp.*	999	37,872

Kunlun Energy Co. Ltd.	130,000	118,986

Mahanagar Gas Ltd.(a)	1,456	19,505

Perusahaan Gas Negara Tbk. PT*	435,600	46,427

Petronas Gas Bhd.	16,500	66,701

Promigas SA ESP	144,460	280,546

Towngas China Co. Ltd.*	495,000	340,434

Zhongyu Gas Holdings Ltd.	440,000	421,954
		2,350,229

Health Care Equipment & Supplies – 0.3%

AK Medical Holdings Ltd.(a) (b)	24,000	24,959

Blue Sail Medical Co. Ltd., Class A	4,700	10,635

Boditech Med, Inc.	689	9,463

DIO Corp.*	520	16,754

Eoflow Co. Ltd.*	689	31,427

Hartalega Holdings Bhd.	31,800	45,001

Humasis Co. Ltd.*	2,650	36,511

Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	5,300	29,178

Kangji Medical Holdings Ltd.	25,000	28,377

Kossan Rubber Industries Bhd.	22,800	12,994

Lifetech Scientific Corp.*	110,000	51,189

Microport Scientific Corp.(b)	11,498	54,245

Osstem Implant Co. Ltd.	318	33,608

PCL, Inc.*	530	20,932

Peijia Medical Ltd.* (a)	21,000	51,292

Poly Medicure Ltd.	3,604	44,455

Shandong Pharmaceutical Glass Co. Ltd., Class A	5,300	28,168

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	36,000	61,365

Sri Trang Gloves Thailand PCL, NVDR	45,300	41,638

St Shine Optical Co. Ltd.	2,000	21,181

Sugentech, Inc.*	7,865	92,209

See Accompanying Notes to the Financial Statements.

240	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Equipment & Supplies – (continued)

Suheung Co. Ltd.	4,015	$164,407

Supermax Corp. Bhd.	64,124	29,731

Top Glove Corp. Bhd.	180,600	118,626

Venus MedTech Hangzhou, Inc., Class H* (a) (b)	4,000	18,537
		1,076,882

Health Care Providers & Services – 0.7%

Al Hammadi Co. for Development and Investment	5,225	58,924

Apollo Hospitals Enterprise Ltd.	1,800	102,451

Bangkok Chain Hospital PCL, NVDR	4,800	2,936

Bangkok Dusit Medical Services PCL, NVDR	88,000	62,322

Bumrungrad Hospital PCL, NVDR	6,600	28,940

Celltrion Healthcare Co. Ltd.*	1,885	130,501

Chabiotech Co. Ltd.*	3,303	55,260

China National Accord Medicines Corp. Ltd., Class B	9,964	24,951

China Resources Medical Holdings Co. Ltd.	26,500	18,566

Chularat Hospital PCL, NVDR	183,100	20,968

Cleopatra Hospital*	33,041	10,558

Dallah Healthcare Co.	2,544	49,172

Diagnosticos da America SA*	990	6,152

Dr Lal PathLabs Ltd.(a)	430	20,149

Dr Sulaiman Al Habib Medical Services Group Co.	1,760	77,797

Fleury SA	3,600	12,026

Fortis Healthcare Ltd.*	28,990	94,580

Genertec Universal Medical Group Co. Ltd.(a) (b)	455,000	343,924

Hapvida Participacoes e Investimentos SA(a)	26,900	55,069

HLB Life Science CO Ltd.*	3,795	48,552

Investments	Shares	Value

Health Care Providers & Services – (continued)

Huadong Medicine Co. Ltd., Class A	5,300	$30,346

Hygeia Healthcare Holdings Co. Ltd.(a)	6,400	56,439

IHH Healthcare Bhd.	66,000	104,236

Jinxin Fertility Group Ltd.* (a) (b)	12,000	17,000

KPJ Healthcare Bhd.	14,124	3,888

Life Healthcare Group Holdings Ltd.*	30,687	49,099

Max Healthcare Institute Ltd.*	3,575	15,819

Medipost Co. Ltd.*	446	8,664

Meinian Onehealth Healthcare Holdings Co. Ltd., Class A*	9,400	10,606

Metro Healthcare Indonesia TBK PT*	641,300	20,732

Metropolis Healthcare Ltd.(a)	1,540	60,920

Mitra Keluarga Karyasehat Tbk. PT(a)	100,200	16,125

Mouwasat Medical Services Co.	688	32,979

Netcare Ltd.*	79,319	88,242

Notre Dame Intermedica Participacoes SA	12,144	138,265

Odontoprev SA	4,900	11,657

Ping An Healthcare and Technology Co. Ltd.* (a) (b)	11,000	53,522

Qualicorp Consultoria e Corretora de Seguros SA	14,700	44,619

Rede D’Or Sao Luiz SA(a)	16,500	172,698

Shanghai Pharmaceuticals Holding Co. Ltd., Class A	4,700	13,698

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	23,500	43,079

Sinopharm Group Co. Ltd., Class H	44,000	104,979
		2,321,410

Health Care Technology –0.0%(d)

Alibaba Health Information Technology Ltd.* (b)	84,000	106,147

Yidu Tech, Inc.* (a) (b)	10,600	34,066
		140,213

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	241

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Hotels, Restaurants & Leisure – 0.8%

Alsea SAB de CV*	27,500	$57,857

Ananti, Inc.*	4,503	50,866

Asset World Corp. PCL, NVDR*	312,700	42,972

Berjaya Sports Toto Bhd.	409,013	205,445

Bloomberry Resorts Corp.*	346,200	46,700

Central Plaza Hotel PCL*	1,600	1,736

Central Plaza Hotel PCL, NVDR*	8,600	9,330

DoubleUGames Co. Ltd.	5,327	292,665

Genting Bhd.	77,000	96,320

Genting Malaysia Bhd.	61,100	46,773

Grand Korea Leisure Co. Ltd.*	1,040	14,551

Haidilao International Holding Ltd.(a) (b)	13,164	36,891

Hana Tour Service, Inc.*	403	28,866

Huazhu Group Ltd., ADR*	2,979	138,106

Indian Hotels Co. Ltd. (The)	45,170	118,623

Jiumaojiu International Holdings Ltd.(a)	6,000	15,040

Jollibee Foods Corp.	10,380	48,430

Jubilant Foodworks Ltd.	1,760	86,713

Kangwon Land, Inc.*	2,365	56,264

Lotte Tour Development Co. Ltd.*	1,961	33,899

Magnum Bhd.	19,594	10,220

Minor International PCL, NVDR*	66,000	65,140

MK Restaurants Group PCL, NVDR	10,400	17,160

OPAP SA	4,386	68,268

Paradise Co. Ltd.*	421	6,269

Seera Group Holding*	11,330	70,078

Shenzhen Overseas Chinese Town Co. Ltd., Class A	22,200	21,717

Tongcheng-Elong Holdings Ltd.* (a) (b)	18,800	42,100

Travellers International Hotel Group, Inc.* ‡ (c)	209,900	11,284

Trip.com Group Ltd., ADR*	9,264	264,580

Investments	Shares	Value

Hotels, Restaurants & Leisure – (continued)

Xiabuxiabu Catering Management China Holdings Co. Ltd.* (a)	26,500	$19,417

Yum China Holdings, Inc.	8,855	505,443
		2,529,723

Household Durables – 0.8%

Amber Enterprises India Ltd.*	1,320	58,273

AmTRAN Technology Co. Ltd.* (c)	53,000	33,734

Arcelik A/S	4,982	17,451

Bajaj Electricals Ltd.*	2,173	32,087

Coway Co. Ltd.	2,036	138,341

Crompton Greaves Consumer Electricals Ltd.	15,345	95,413

Cyrela Brazil Realty SA Empreendimentos e Participacoes	142,400	355,937

Dixon Technologies India Ltd.(a)	705	47,014

Ecovacs Robotics Co. Ltd., Class A	1,500	40,200

Ez Tec Empreendimentos e Participacoes SA	5,300	17,159

Haier Smart Home Co. Ltd., Class A	10,600	45,055

Haier Smart Home Co. Ltd., Class H	44,000	164,596

Hang Zhou Great Star Industrial Co. Ltd., Class A*	5,000	25,026

Hangzhou Robam Appliances Co. Ltd., Class A	5,300	25,948

Hanssem Co. Ltd.	303	26,318

Hisense Home Appliances Group Co. Ltd., Class A	10,000	18,252

Kinpo Electronics	105,000	49,086

LG Electronics, Inc.	3,797	391,544

LG Electronics, Inc. (Preference)	584	32,035

Lock&Lock Co. Ltd.*	728	6,541

Midea Group Co. Ltd., Class A	11,000	118,211

MRV Engenharia e Participacoes SA	138,500	249,383

See Accompanying Notes to the Financial Statements.

242	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Household Durables – (continued)

NavInfo Co. Ltd., Class A*	4,700	$8,593

Nien Made Enterprise Co. Ltd.	2,000	27,474

PIK Group PJSC	4,646	77,022

Sampo Corp.	165,000	175,630

TCL Electronics Holdings Ltd.*	440,000	239,258

TCL Technology Group Corp., Class A	28,200	26,705

Vestel Elektronik Sanayi ve Ticaret A/S	38,675	101,925

Whirlpool of India Ltd.	674	19,913
		2,664,124

Household Products – 0.2%

Blue Moon Group Holdings Ltd.(a) (b)	26,500	23,846

C&S Paper Co. Ltd., Class A	5,000	13,314

Cheerwin Group Ltd.(a)	26,500	13,047

Hindustan Unilever Ltd.	18,040	576,545

Kimberly-Clark de Mexico SAB de CV, Class A(b)	27,000	42,808

Unilever Indonesia Tbk. PT	75,200	23,461

Vinda International Holdings Ltd.(b)	3,000	8,272
		701,293

Independent Power and Renewable Electricity Producers – 1.5%

Aboitiz Power Corp.	34,200	21,812

AC Energy Corp.	196,100	47,693

Adani Green Energy Ltd.*	7,920	121,934

Adani Power Ltd.*	16,869	22,640

AES Andes SA	88,486	9,118

AES Brasil Energia SA	5,300	10,248

Aksa Enerji Uretim A/S*	142,120	111,152

B Grimm Power PCL, NVDR	15,300	19,596

Banpu Power PCL, NVDR	11,700	6,170

Canvest Environmental Protection Group Co. Ltd.(a)	275,000	158,021

CGN Power Co. Ltd., Class H(a)	440,000	118,781

Investments	Shares	Value

Independent Power and Renewable Electricity Producers – (continued)

China Longyuan Power Group Corp. Ltd., Class H	110,000	$257,075

China National Nuclear Power Co. Ltd., Class A	42,300	45,279

China Power International Development Ltd.(b)	2,145,000	1,078,146

China Resources Power Holdings Co. Ltd.	54,000	139,529

China Yangtze Power Co. Ltd., Class A	38,500	127,846

Cia Energetica de Sao Paulo (Preference), Class B	10,600	47,951

Colbun SA	238,159	16,468

Datang International Power Generation Co. Ltd., Class H	212,000	38,426

Electricity Generating PCL, NVDR	4,700	25,283

Energy Absolute PCL, NVDR	38,500	75,996

Eneva SA*	22,000	56,200

Engie Brasil Energia SA	10,000	69,026

First Gen Corp.	29,500	17,615

Global Power Synergy PCL, NVDR	21,200	49,833

Guangxi Guiguan Electric Power Co. Ltd., Class A	15,000	13,572

Gulf Energy Development PCL, NVDR	110,000	143,374

Huadian Power International Corp. Ltd., Class A	26,500	18,262

Huaneng Lancang River Hydropower, Inc., Class A	23,500	24,935

Huaneng Power International, Inc., Class A	24,300	29,277

Huaneng Power International, Inc., Class H(b)	112,000	58,023

Hub Power Co. Ltd. (The)	504,515	223,902

Hubei Energy Group Co. Ltd., Class A	23,500	18,214

JSW Energy Ltd.	8,692	40,470

Malakoff Corp. Bhd.	951,500	186,118

Mega First Corp. Bhd.	379,500	329,920

NHPC Ltd.	79,420	32,561

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	243

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Independent Power and Renewable Electricity Producers – (continued)

NTPC Ltd.	161,004	$285,214

OGK-2 PJSC	16,271,280	160,509

Omega Geracao SA*	5,300	30,773

Ratch Group PCL, NVDR	9,300	12,752

SDIC Power Holdings Co. Ltd., Class A	23,500	38,743

Shanghai Electric Power Co. Ltd., Class A	14,100	24,369

Shenergy Co. Ltd., Class A	14,100	13,639

Shenzhen Energy Group Co. Ltd., Class A	10,600	13,450

Sichuan Chuantou Energy Co. Ltd., Class A	9,400	19,228

SPCG PCL, NVDR	254,700	136,628

Super Energy Corp. PCL, NVDR	1,192,500	34,859

Taiwan Cogeneration Corp.	3,000	4,126

Terna Energy SA	933	12,633

TPI Polene Power PCL, NVDR	1,481,800	189,342

Unipro PJSC	5,337,000	205,173
		4,991,904

Industrial Conglomerates – 1.8%

3M India Ltd.*	69	23,406

Aamal Co.	21,949	6,577

Aboitiz Equity Ventures, Inc.	84,290	80,929

AG Anadolu Grubu Holding A/S	69,300	197,915

Alarko Holding A/S	81,180	79,448

Alfa SAB de CV, Class A	88,000	63,870

Alliance Global Group, Inc.	157,700	32,535

AntarChile SA	1,696	14,250

Ayala Corp.	5,500	94,158

Bidvest Group Ltd. (The)	12,155	153,049

China Baoan Group Co. Ltd., Class A	5,500	17,972

CJ Corp.	564	46,238

DMCI Holdings, Inc.	1,985,500	313,127

Dogan Sirketler Grubu Holding A/S	571,725	158,166

Doosan Co. Ltd.	6,404	564,471

Investments	Shares	Value

Industrial Conglomerates – (continued)

Dubai Investments PJSC	1,091,896	$505,349

Enka Insaat ve Sanayi A/S	50,808	58,126

Far Eastern New Century Corp.	133,000	139,177

Fosun International Ltd.	82,500	97,039

Godrej Industries Ltd.*	3,377	26,179

Grupo Carso SAB de CV, Series A1(b)	11,100	37,418

GT Capital Holdings, Inc.	2,280	25,554

Hanwha Corp.	1,692	48,506

Hanwha Corp. (3rd Preference)	1,425	19,999

HAP Seng Consolidated Bhd.	11,900	22,530

Hong Leong Industries Bhd.	34,200	75,321

Hyosung Corp.	201	17,717

Industries Qatar QSC	37,455	163,152

JG Summit Holdings, Inc.	66,111	78,950

KAP Industrial Holdings Ltd.	1,316,700	408,870

KOC Holding A/S	31,460	77,152

LG Corp.	4,260	332,474

Lotte Corp.	1,392	38,953

LT Group, Inc.	131,600	26,263

Mytilineos SA	4,982	90,921

National Industries Group Holding SAK*	715,330	650,192

PSG Group Ltd.(b)	7,795	39,221

Quinenco SA	12,939	24,401

Samsung C&T Corp.	1,622	158,237

San Miguel Corp.	13,510	31,329

Shanghai Industrial Holdings Ltd.(b)	207,000	309,207

Siemens Ltd.	1,416	41,349

Sime Darby Bhd.	54,600	29,930

SK, Inc.	1,198	249,124

SM Investments Corp.	8,490	162,524

Sunway Bhd.	50,749	21,814

Thoresen Thai Agencies PCL, NVDR	53,000	18,528

Turkiye Sise ve Cam Fabrikalari A/S	49,404	44,496
		5,916,113

See Accompanying Notes to the Financial Statements.

244	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – 2.7%

Allianz Malaysia Bhd.	27,500	$87,527

Bangkok Insurance PCL, NVDR	11,000	92,489

Bangkok Life Assurance PCL, NVDR	35,000	31,380

BB Seguridade Participacoes SA	16,500	64,659

Bupa Arabia for Cooperative Insurance Co.	262	10,100

Cathay Financial Holding Co. Ltd.	275,000	574,555

China Development Financial Holding Corp.	550,000	280,849

China Life Insurance Co. Ltd.	84,697	88,326

China Life Insurance Co. Ltd., Class H	135,000	235,324

China Pacific Insurance Group Co. Ltd., Class A	21,000	89,916

China Pacific Insurance Group Co. Ltd., Class H	99,000	305,436

China Taiping Insurance Holdings Co. Ltd.	31,800	48,646

Co. for Cooperative Insurance (The)	974	22,332

DB Insurance Co. Ltd.	2,014	102,031

Discovery Ltd.*	7,242	66,669

Fubon Financial Holding Co. Ltd.	284,453	752,854

General Insurance Corp. of India* (a)	8,949	15,931

Hanwha General Insurance Co. Ltd.*	29,920	115,604

Hanwha Life Insurance Co. Ltd.	12,318	36,631

HDFC Life Insurance Co. Ltd.(a)	17,875	162,431

Hyundai Marine & Fire Insurance Co. Ltd.	2,970	66,717

ICICI Lombard General Insurance Co. Ltd.(a)	4,049	80,111

ICICI Prudential Life Insurance Co. Ltd.(a)	6,030	49,798

IRB Brasil Resseguros S/A*	31,951	26,583

Investments	Shares	Value

Insurance – (continued)

Korean Reinsurance Co.	39,738	$328,500

Liberty Holdings Ltd.*	68,992	409,549

Max Financial Services Ltd.*	2,721	35,378

Mercuries & Associates Holding Ltd.	260,500	216,861

Mercuries Life Insurance Co. Ltd.*	111,700	36,874

Meritz Fire & Marine Insurance Co. Ltd.	1,643	38,947

Mirae Asset Life Insurance Co. Ltd.	30,610	111,983

Momentum Metropolitan Holdings	24,539	31,739

New China Life Insurance Co. Ltd., Class A	4,700	28,769

New China Life Insurance Co. Ltd., Class H	31,100	90,153

Old Mutual Ltd.	172,110	176,526

People’s Insurance Co. Group of China Ltd. (The), Class H	249,000	77,782

PICC Property & Casualty Co. Ltd., Class H	220,000	205,886

Ping An Insurance Group Co. of China Ltd., Class A	27,600	213,794

Ping An Insurance Group Co. of China Ltd., Class H	201,500	1,447,972

Porto Seguro SA	9,600	39,749

Qatar Insurance Co. SAQ*	94,985	63,915

Qualitas Controladora SAB de CV(b)	104,500	485,137

Rand Merchant Investment Holdings Ltd.(b)	33,144	88,987

Samsung Fire & Marine Insurance Co. Ltd.	1,115	220,414

Samsung Life Insurance Co. Ltd.	3,371	194,145

Sanlam Ltd.	63,153	260,714

Santam Ltd.	723	12,082

SBI Life Insurance Co. Ltd.(a)	8,278	126,639

Shin Kong Financial Holding Co. Ltd.	550,000	194,023

Shinkong Insurance Co. Ltd.	110,000	182,354

Sul America SA	10,377	47,808

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	245

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Syarikat Takaful Malaysia Keluarga BHD	152,260	$145,973

Turkiye Sigorta A/S	118,030	60,027

ZhongAn Online P&C Insurance Co. Ltd., Class H* (a) (b)	16,500	60,557
		9,040,136

Interactive Media & Services – 3.6%

AfreecaTV Co. Ltd.	495	81,755

Autohome, Inc., ADR(b)	954	37,540

Baidu, Inc., ADR*	5,390	874,474

Hello Group, Inc., ADR	85,812	1,068,359

Hong Seng Consolidated Bhd.*	90,100	72,889

Info Edge India Ltd.	1,474	119,590

JOYY, Inc., ADR(b)	1,210	60,972

Kakao Corp.	6,275	673,923

Kuaishou Technology* (a)	27,500	365,887

NAVER Corp.	2,970	1,034,436

Tencent Holdings Ltd.	121,000	7,481,762

Tongdao Liepin Group* (a) (b)	10,000	14,449

Weibo Corp., ADR*	1,467	65,986

Zhihu, Inc., ADR* (b)	1,113	9,193
		11,961,215

Internet & Direct Marketing Retail – 3.8%

Alibaba Group Holding Ltd.*	297,000	6,223,253

Americanas SA*	9,192	48,430

Baozun, Inc., Class A*	2,500	14,462

CJ ENM Co. Ltd.	140	21,134

HengTen Networks Group Ltd.* (b)	30,799	10,571

Hyundai Home Shopping Network Corp.	3,081	184,826

JD Health International, Inc.* (a) (b)	22,000	194,857

JD.com, Inc., Class A*	36,350	1,450,439

Lojas Americanas SA*	5,349	4,678

Lojas Americanas SA (Preference)*	16,274	13,944

Maoyan Entertainment* (a) (b)	44,000	53,282

Investments	Shares	Value

Internet & Direct Marketing Retail – (continued)

Meituan, Class B* (a)	82,500	$2,859,218

momo.com, Inc.	1,300	83,679

Naspers Ltd., Class N	4,345	740,405

Pinduoduo, Inc., ADR*	8,855	787,387

Vipshop Holdings Ltd., ADR*	8,085	90,229
		12,780,794

IT Services – 1.7%

China TransInfo Technology Co. Ltd., Class A	4,700	9,827

Chinasoft International Ltd.*	46,000	76,991

Chindata Group Holdings Ltd., ADR* (b)	5,665	56,423

Cielo SA	602,300	233,996

Coforge Ltd.	1,078	70,116

Computer Age Management Services Ltd.	1,007	40,507

DHC Software Co. Ltd., Class A	9,400	10,194

Digital China Holdings Ltd.(b)	495,000	267,256

Fawry for Banking & Payment Technology Services SAE*	18,921	18,114

Firstsource Solutions Ltd.	22,385	59,086

GDS Holdings Ltd., ADR* (b)	2,365	140,481

Happiest Minds Technologies Ltd.	2,491	42,394

HCL Technologies Ltd.	22,000	336,032

Hyundai Autoever Corp.	212	21,136

Infosys Ltd.	74,965	1,669,615

Kginicis Co. Ltd.	8,610	137,415

Kingsoft Cloud Holdings Ltd., ADR* (b)	982	22,557

Larsen & Toubro Infotech Ltd.(a)	721	64,341

Locaweb Servicos de Internet SA* (a)	4,800	15,583

Lotte Data Communication Co.	3,465	113,419

Mindtree Ltd.	720	43,195

Mphasis Ltd.	1,925	83,184

My EG Services Bhd.	86,314	21,678

Persistent Systems Ltd.	2,695	141,215

Posco ICT Co. Ltd.	2,080	11,908

Samsung SDS Co. Ltd.	770	100,817

See Accompanying Notes to the Financial Statements.

246	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

IT Services – (continued)

Systex Corp.	110,000	$341,371

Tata Consultancy Services Ltd.	20,790	943,350

Tech Mahindra Ltd.	11,000	217,095

TravelSky Technology Ltd., Class H	41,000	76,740

Vnet Group, Inc., ADR* (b)	1,563	24,508

Wipro Ltd.	28,641	247,373

Yeahka Ltd.* (b)	2,400	7,327
		5,665,244

Leisure Products – 0.1%

Dyaco International, Inc.	55,000	128,162

Fusheng Precision Co. Ltd.	7,000	47,450

Giant Manufacturing Co. Ltd.	5,000	57,986

HLB, Inc.*	2,035	73,316

Merida Industry Co. Ltd.	5,350	55,600
		362,514

Life Sciences Tools & Services – 0.6%

Cellivery Therapeutics, Inc.*	188	8,076

Divi’s Laboratories Ltd.	2,622	180,335

Genscript Biotech Corp.*	20,000	88,828

Hangzhou Tigermed Consulting Co. Ltd., Class H(a)	6,500	126,757

LegoChem Biosciences, Inc.*	270	10,386

Pharmaron Beijing Co. Ltd., Class H(a)	5,700	124,199

Samsung Biologics Co. Ltd.* (a)	311	231,810

ST Pharm Co. Ltd.*	344	25,758

Viva Biotech Holdings(a) (b)	50,000	37,858

WuXi AppTec Co. Ltd., Class A	5,260	113,439

WuXi AppTec Co. Ltd., Class H(a) (b)	7,418	158,582

Wuxi Biologics Cayman, Inc.* (a)	65,500	996,934
		2,102,962

Machinery – 1.1%

AIA Engineering Ltd.	972	24,892

Airtac International Group	2,913	86,944

Investments	Shares	Value

Machinery – (continued)

Ashok Leyland Ltd.	34,234	$65,102

China CSSC Holdings Ltd., Class A	10,600	37,353

China International Marine Containers Group Co. Ltd., Class H(b)	15,900	31,436

CIMC Enric Holdings Ltd.(b)	312,000	403,484

CNHTC Jinan Truck Co. Ltd., Class A	1,260	2,607

CNPC Capital Co. Ltd., Class A	29,200	23,134

Creative & Innovative System*	2,703	42,446

CSBC Corp. Taiwan*	53,000	41,548

Cummins India Ltd.	2,280	27,272

Daewoo Shipbuilding & Marine Engineering Co. Ltd.*	705	15,565

Doosan Bobcat, Inc.*	1,272	41,419

Dufu Technology Corp. Bhd.	37,100	39,779

Escorts Ltd.	3,135	65,705

Estun Automation Co. Ltd., Class A	5,000	20,666

Haitian International Holdings Ltd.	16,000	46,895

Hangzhou Oxygen Plant Group Co. Ltd.	5,000	20,237

Hanjin Heavy Industries & Construction Co. Ltd.*	1,060	8,672

Hiwin Technologies Corp.	5,372	59,692

Hyundai Construction Equipment Co. Ltd.*	636	21,907

Hyundai Doosan Infracore Co. Ltd.*	1,370	12,310

Hyundai Elevator Co. Ltd.	208	8,588

Hyundai Heavy Industries Holdings Co. Ltd.	1,430	77,340

Hyundai Mipo Dockyard Co. Ltd.*	602	38,998

Hyundai Rotem Co. Ltd.*	1,766	34,004

Infore Environment Technology Group Co. Ltd., Class A	9,400	9,195

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	247

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

Korea Shipbuilding & Offshore Engineering Co. Ltd.*	990	$87,262

LK Technology Holdings Ltd.	22,000	55,374

Lonking Holdings Ltd.	1,045,000	306,284

Pentamaster Corp. Bhd.	21,200	27,390

People & Technology, Inc.	10,120	302,245

Rechi Precision Co. Ltd.	55,000	36,886

Rexon Industrial Corp. Ltd.	74,000	178,291

Riyue Heavy Industry Co. Ltd., Class A	5,000	30,402

SAM KANG M&T Co. Ltd.*	1,219	21,646

Samsung Heavy Industries Co. Ltd.*	15,922	86,930

Sany Heavy Equipment International Holdings Co. Ltd.	12,000	13,760

Sany Heavy Industry Co. Ltd., Class A	16,500	59,200

Schaeffler India Ltd.	220	21,746

SFA Engineering Corp.	1,089	32,804

Shanghai Mechanical and Electrical Industry Co. Ltd., Class B	21,200	27,242

Shin Zu Shing Co. Ltd.	83,000	297,575

Sinotruk Hong Kong Ltd.	30,500	42,109

SKF India Ltd.	624	27,674

Sunonwealth Electric Machine Industry Co. Ltd.	110,000	152,292

Tianshan Aluminum Group Co. Ltd., Class A	10,600	13,864

UWC Bhd.	10,600	15,717

Weichai Power Co. Ltd., Class A	17,300	40,822

Weichai Power Co. Ltd., Class H	74,000	132,988

XCMG Construction Machinery Co. Ltd., Class A	18,800	17,950

Yangzijiang Shipbuilding Holdings Ltd.	104,500	110,041

Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	9,400	34,843

Investments	Shares	Value

Machinery – (continued)

Zhengzhou Coal Mining Machinery Group Co. Ltd., Class A	9,400	$14,865

Zhengzhou Coal Mining Machinery Group Co. Ltd., Class H(b)	10,000	10,515

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	17,700	20,164

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	62,200	44,937
		3,571,008

Marine – 0.5%

Cia Sud Americana de Vapores SA	636,473	41,461

COSCO SHIPPING Holdings Co. Ltd., Class H* (b)	116,450	180,834

Evergreen Marine Corp. Taiwan Ltd.	91,558	327,598

HMM Co. Ltd.*	10,120	230,797

MISC Bhd.	60,500	103,293

Orient Overseas International Ltd.	6,500	120,073

Pan Ocean Co. Ltd.	5,613	28,916

Precious Shipping PCL, NVDR	47,700	26,019

Qatar Navigation QSC	20,237	42,180

Regional Container Lines PCL, NVDR	132,000	174,038

Transcoal Pacific Tbk. PT*	32,900	20,087

U-Ming Marine Transport Corp.	2,000	3,783

Wan Hai Lines Ltd.	42,900	246,831

Wisdom Marine Lines Co. Ltd.	11,898	27,939

Yang Ming Marine Transport Corp.*	58,000	201,269
		1,775,118

Media – 0.4%

Affle India Ltd.*	2,120	29,727

Astro Malaysia Holdings Bhd.	139,200	33,447

Cheil Worldwide, Inc.	1,074	21,920

China Literature Ltd.* (a) (b)	6,200	43,158

See Accompanying Notes to the Financial Statements.

248	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Media – (continued)

Elang Mahkota Teknologi Tbk. PT*	376,300	$51,129

Focus Media Information Technology Co. Ltd., Class A	23,500	27,028

Grupo Televisa SAB, Series CPO	49,500	100,720

iClick Interactive Asia Group Ltd., ADR* (b)	5,088	35,056

Innocean Worldwide, Inc.	4,968	249,984

KMH Co. Ltd.*	12,100	93,089

Leo Group Co. Ltd., Class A	18,800	6,698

Media Nusantara Citra Tbk. PT	3,624,500	230,249

Megacable Holdings SAB de CV	16,500	48,722

MultiChoice Group	7,645	61,095

NanJi E-Commerce Co. Ltd., Class A	4,700	5,266

Plan B Media PCL, NVDR	72,800	14,041

Saudi Research & Media Group*	1,430	64,430

Sun TV Network Ltd.	1,889	14,152

Surya Citra Media Tbk. PT*	427,000	12,659

Zee Entertainment Enterprises Ltd.	19,580	78,693
		1,221,263

Metals & Mining – 4.2%

African Rainbow Minerals Ltd.	4,290	57,444

Alrosa PJSC	85,800	151,042

Aluminum Corp. of China Ltd., Class A*	26,500	25,426

Aluminum Corp. of China Ltd., Class H* (b)	60,000	35,866

Aneka Tambang Tbk.	201,400	33,265

Angang Steel Co. Ltd., Class H	38,000	20,468

Anglo American Platinum Ltd.	2,090	212,217

AngloGold Ashanti Ltd.	15,125	283,872

APL Apollo Tubes Ltd.*	9,974	106,571

Baoshan Iron & Steel Co. Ltd., Class A	66,000	73,536

Investments	Shares	Value

Metals & Mining – (continued)

Beijing Shougang Co. Ltd., Class A*	10,600	$9,541

Bradespar SA (Preference)	6,186	53,399

CAP SA	2,756	27,352

Century Iron & Steel Industrial Co. Ltd.	6,000	24,381

Chengtun Mining Group Co. Ltd., Class A	10,600	16,962

Chifeng Jilong Gold Mining Co. Ltd., Class A*	10,000	25,518

China Gold International Resources Corp. Ltd.	121,000	361,644

China Hongqiao Group Ltd.(b)	82,500	91,737

China Metal Products	110,000	126,580

China Metal Recycling Holdings Ltd.* ‡ (c)	51,000	—

China Molybdenum Co. Ltd., Class A	22,500	21,061

China Molybdenum Co. Ltd., Class H	57,000	35,391

China Nonferrous Mining Corp. Ltd.	605,000	259,762

China Northern Rare Earth Group High-Tech Co. Ltd., Class A	5,300	41,908

China Steel Corp.	275,000	332,272

China Zhongwang Holdings Ltd.* ‡ (b) (c)	699,600	161,297

Chung Hung Steel Corp.	23,000	29,031

Cia Siderurgica Nacional SA	22,000	88,905

Citic Pacific Special Steel Group Co. Ltd., Class A	10,600	31,555

Dongkuk Steel Mill Co. Ltd.	2,067	30,159

DRDGOLD Ltd.	20,448	18,457

Eregli Demir ve Celik Fabrikalari TAS	45,320	92,807

Feng Hsin Steel Co. Ltd.	16,000	45,051

Ganfeng Lithium Co. Ltd., Class A	2,600	68,014

Ganfeng Lithium Co. Ltd., Class H(a)	5,200	97,529

GEM Co. Ltd., Class A	5,300	9,028

Gerdau SA (Preference)	35,700	170,362

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	249

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Gold Fields Ltd.	32,534	$306,740

Grupo Mexico SAB de CV, Series B	110,000	483,629

Harmony Gold Mining Co. Ltd.(b)	18,648	68,077

Henan Shenhuo Coal & Power Co. Ltd., Class A	5,500	8,156

Hesteel Co. Ltd., Class A	37,600	14,454

Hindalco Industries Ltd.	51,370	315,432

Hindustan Copper Ltd.	16,483	27,944

Hunan Valin Steel Co. Ltd., Class A	23,500	19,610

Hyundai Steel Co.	1,128	42,908

Impala Platinum Holdings Ltd.	27,805	362,178

Industrias Penoles SAB de CV* (b)	4,525	58,149

Inner Mongolia BaoTou Steel Union Co. Ltd., Class A*	70,500	30,957

Inner Mongolia Eerduosi Resources Co. Ltd., Class A	5,300	24,523

Inner Mongolia Eerduosi Resources Co. Ltd., Class B	5,300	10,160

Jiangsu Shagang Co. Ltd., Class A	9,400	9,122

Jiangxi Copper Co. Ltd., Class A	9,400	34,211

Jiangxi Copper Co. Ltd., Class H	18,000	31,515

Jinchuan Group International Resources Co. Ltd.(b)	144,000	23,139

Jindal Steel & Power Ltd.*	14,485	80,722

JSW Steel Ltd.	20,735	185,291

Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class A*	122,870	82,551

Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class D*	408,892	317,243

KISCO Corp.	9,460	72,779

Korea Zinc Co. Ltd.	440	202,199

Koza Altin Isletmeleri A/S*	2,182	24,350

Koza Anadolu Metal Madencilik Isletmeleri A/S*	96,305	168,769

Investments	Shares	Value

Metals & Mining – (continued)

Kumba Iron Ore Ltd.	2,200	$67,187

Maanshan Iron & Steel Co. Ltd., Class A	21,200	14,047

Maanshan Iron & Steel Co. Ltd., Class H	110,000	46,947

Magnitogorsk Iron & Steel Works PJSC	45,174	42,127

Merdeka Copper Gold Tbk. PT*	338,500	75,501

Metalurgica Gerdau SA (Preference)	22,200	49,268

MMC Norilsk Nickel PJSC	2,090	651,670

Nickel Asia Corp.	233,200	25,351

NMDC Ltd.	36,355	69,500

Northam Platinum Holdings Ltd.*	12,943	194,784

Novolipetsk Steel PJSC	51,150	161,218

Polyus PJSC	1,155	229,092

Poongsan Corp.	9,376	265,582

POSCO	2,585	654,794

Press Metal Aluminium Holdings Bhd.	66,000	88,616

Qatar Aluminum Manufacturing Co.	42,858	22,318

Raspadskaya OJSC	4,240	25,765

Royal Bafokeng Platinum Ltd.	5,141	37,049

Sansteel Minguang Co. Ltd. Fujian, Class A	14,100	15,093

Saudi Arabian Mining Co.*	7,498	163,117

Seah Besteel Corp.	6,490	120,242

Severstal PAO	7,040	159,826

Shandong Gold Mining Co. Ltd., Class A	5,100	15,875

Shandong Gold Mining Co. Ltd., Class H(a) (b)	13,650	24,812

Shandong Nanshan Aluminum Co. Ltd., Class A	42,400	28,623

Shanxi Taigang Stainless Steel Co. Ltd., Class A	15,900	19,132

Shougang Fushan Resources Group Ltd.(b)	1,656,000	436,403

Sibanye Stillwater Ltd.	97,735	342,973

Steel Authority of India Ltd.	51,824	79,659

TA Chen Stainless Pipe*	37,793	60,002

See Accompanying Notes to the Financial Statements.

250	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Tata Steel BSL Ltd.*	150,315	$173,437

Tata Steel Ltd.	27,106	476,356

Tiangong International Co. Ltd.	110,000	66,461

Tung Ho Steel Enterprise Corp.	15,000	21,792

United Co. RUSAL International PJSC*	75,100	76,157

Usinas Siderurgicas de Minas Gerais SA Usiminas	400	914

Usinas Siderurgicas de Minas Gerais SA Usiminas (Preference), Class A	12,400	29,147

Vale Indonesia Tbk. PT	58,300	19,958

Vale SA	137,500	1,746,740

Vedanta Ltd.	43,340	175,950

Volcan Cia Minera SAA, Class B*	151,729	27,027

VSMPO-AVISMA Corp. PJSC*	53	27,919

Xiamen Tungsten Co. Ltd., Class A	9,400	33,344

YC INOX Co. Ltd.	165,000	187,200

Yieh Phui Enterprise Co. Ltd.*	55,000	49,050

Young Poong Corp.	348	204,294

Yunnan Copper Co. Ltd., Class A	9,400	19,448

Zhaojin Mining Industry Co. Ltd., Class H(b)	75,000	53,702

Zhejiang Huayou Cobalt Co. Ltd., Class A	2,800	48,590

Zijin Mining Group Co. Ltd., Class A	35,900	58,680

Zijin Mining Group Co. Ltd., Class H	110,000	153,283
		14,110,240

Multiline Retail – 0.2%

Central Retail Corp. PCL, NVDR	75,375	78,936

El Puerto de Liverpool SAB de CV, Class C1(b)	2,700	11,972

Falabella SA	29,041	80,524

Investments	Shares	Value

Multiline Retail – (continued)

Golden Eagle Retail Group Ltd.	225,000	$195,814

Hyundai Department Store Co. Ltd.	760	53,851

Lojas Renner SA	16,500	94,340

Lotte Shopping Co. Ltd.	211	18,959

Magazine Luiza SA*	55,000	105,473

MINISO Group Holding Ltd., ADR(b)	954	14,320

Mitra Adiperkasa Tbk. PT*	154,600	9,603

Shinsegae, Inc.	212	44,993

Woolworths Holdings Ltd.	22,660	80,368
		789,153

Multi-Utilities – 0.0%(d)

Qatar Electricity & Water Co. QSC	9,684	44,683

SPIC Dongfang New Energy Corp., Class A*	25,000	18,362

YTL Corp. Bhd.	78,870	11,999

YTL Power International Bhd.	128,031	21,797
		96,841

Oil, Gas & Consumable Fuels – 5.2%

Adaro Energy Tbk. PT	428,300	50,788

Aegis Logistics Ltd.	10,017	28,453

AKR Corporindo Tbk. PT	826,200	249,012

Aldrees Petroleum and Transport Services Co.	3,190	62,934

Bangchak Corp. PCL, NVDR	177,200	146,855

Banpu PCL, NVDR	68,900	23,671

Bashneft PJSC*	1,305	27,659

Bashneft PJSC (Preference)	1,163	18,741

Bharat Petroleum Corp. Ltd.	31,884	177,854

Bukit Asam Tbk. PT	106,000	20,052

China Coal Energy Co. Ltd., Class A	23,500	25,633

China Coal Energy Co. Ltd., Class H(b)	83,000	50,574

China Merchants Energy Shipping Co. Ltd., Class A	16,920	12,110

China Petroleum & Chemical Corp., Class A	117,500	78,036

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	251

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

China Petroleum & Chemical Corp., Class H	836,000	$410,528

China Shenhua Energy Co. Ltd., Class A	22,000	68,379

China Shenhua Energy Co. Ltd., Class H	110,000	236,996

China Suntien Green Energy Corp. Ltd., Class H(b)	50,000	39,851

Coal India Ltd.	59,290	130,209

Cosan SA	39,664	139,250

Dana Gas PJSC	166,367	46,652

Ecopetrol SA	164,395	123,329

Empresas COPEC SA	8,250	65,080

Esso Thailand PCL, NVDR*	117,400	28,127

Exxaro Resources Ltd.	9,631	105,973

Formosa Petrochemical Corp.	29,000	104,285

Gazprom PJSC	412,500	2,034,212

GS Holdings Corp.	2,530	91,474

Guanghui Energy Co. Ltd., Class A*	37,100	38,322

Hellenic Petroleum SA	3,199	22,064

Hindustan Petroleum Corp. Ltd.	26,455	109,662

Huolinhe Opencut Coal Industry Corp. Ltd. of Inner Mongolia, Class A	5,300	10,502

Indian Oil Corp. Ltd.	80,630	137,773

Inner Mongolia Yitai Coal Co. Ltd., Class B	550,000	476,850

LUKOIL PJSC	12,265	1,251,281

Mari Petroleum Co. Ltd.	1,984	19,699

Medco Energi Internasional Tbk. PT*	3,533,440	142,161

MOL Hungarian Oil & Gas plc	20,405	174,535

Motor Oil Hellas Corinth Refineries SA*	2,820	47,907

Novatek PJSC	33,220	841,908

Oil & Gas Development Co. Ltd.	38,500	19,163

Oil & Natural Gas Corp. Ltd.	126,280	251,358

Oil India Ltd.	176,935	531,765

Pakistan Oilfields Ltd.	73,095	163,370

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Pakistan Petroleum Ltd.	29,830	$13,214

Pakistan State Oil Co. Ltd.	155,430	172,729

Petro Rio SA*	22,000	91,598

PetroChina Co. Ltd., Class H	726,000	350,912

Petroleo Brasileiro SA	126,500	620,943

Petroleo Brasileiro SA (Preference)	160,300	774,911

Petronas Dagangan Bhd.	6,600	32,450

Petronet LNG Ltd.	28,756	88,152

PTT Exploration & Production PCL	469	1,661

PTT Exploration & Production PCL, NVDR	52,331	185,305

PTT PCL, NVDR	297,000	340,119

Qatar Fuel QSC	9,120	46,063

Qatar Gas Transport Co. Ltd.	60,844	54,310

Reliance Industries Ltd.	64,515	2,185,142

Rosneft Oil Co. PJSC	72,122	647,013

Rosneft Oil Co. PJSC, GDR(a)	1,920	17,107

Saudi Arabian Oil Co.(a)	37,565	378,064

Semirara Mining & Power Corp.	581,200	299,766

Shaanxi Coal Industry Co. Ltd., Class A	27,500	53,760

Shanxi Coking Coal Energy Group Co. Ltd., Class A	5,500	7,942

Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	15,900	32,151

Siamgas & Petrochemicals PCL, NVDR	264,000	114,566

SK Discovery Co. Ltd.	5,885	240,225

SK Gas Ltd.	1,302	153,203

SK Innovation Co. Ltd.*	1,104	229,104

S-Oil Corp.	826	72,453

Star Petroleum Refining PCL, NVDR*	20,000	6,329

Surgutneftegas PJSC	319,000	153,338

Surgutneftegas PJSC (Preference)	225,500	122,742

Tatneft PJSC	22,094	168,598

Tatneft PJSC, ADR	4,806	219,875

Tatneft PJSC (Preference)	7,005	48,173

Thai Oil PCL, NVDR	21,200	35,618

See Accompanying Notes to the Financial Statements.

252	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Transneft PJSC (Preference)	55	$117,888

Turkiye Petrol Rafinerileri A/S*	4,290	62,375

Ultrapar Participacoes SA	15,900	36,809

United Tractors Tbk. PT	66,000	109,709

Yanzhou Coal Mining Co. Ltd., Class A	5,300	18,701

Yanzhou Coal Mining Co. Ltd., Class H(b)	52,000	77,141
		17,215,196

Paper & Forest Products – 0.5%

Asia Paper Manufacturing Co. Ltd.	2,530	99,377

Chung Hwa Pulp Corp.*	55,000	43,907

Dexco SA	8,874	24,417

Empresas CMPC SA	26,895	49,758

Indah Kiat Pulp & Paper Tbk. PT	90,900	54,376

Kuk-il Paper Manufacturing Co. Ltd.*	2,756	10,118

Lee & Man Paper Manufacturing Ltd.	47,000	35,285

Nine Dragons Paper Holdings Ltd.	55,000	69,147

Pabrik Kertas Tjiwi Kimia Tbk. PT	53,800	31,708

Sappi Ltd.*	289,245	887,335

Shandong Chenming Paper Holdings Ltd., Class A	21,200	23,422

Shandong Chenming Paper Holdings Ltd., Class B	15,900	7,195

Shandong Sun Paper Industry JSC Ltd., Class A	9,400	16,863

Suzano SA*	16,500	144,101

YFY, Inc.	47,000	54,084
		1,551,093

Personal Products – 0.4%

Amorepacific Corp.	607	94,280

AMOREPACIFIC Group	611	25,934

Colgate-Palmolive India Ltd.	3,836	79,024

Cosmax, Inc.*	547	58,045

Investments	Shares	Value

Personal Products – (continued)

Dabur India Ltd.	12,155	$95,097

Emami Ltd.	4,717	33,465

Gillette India Ltd.	103	7,760

Godrej Consumer Products Ltd.*	9,039	115,478

Hengan International Group Co. Ltd.(b)	27,500	143,703

Hyundai Bioscience Co. Ltd.*	1,007	20,251

Kolmar Korea Co. Ltd.	142	5,426

Kolmar Korea Holdings Co. Ltd.	4,620	91,131

LG Household & Health Care Ltd.	165	165,346

LG Household & Health Care Ltd. (Preference)	43	22,042

Marico Ltd.	9,900	75,154

Microbio Co. Ltd.*	18,669	42,496

Natura & Co. Holding SA*	17,058	117,715

TCI Co. Ltd.	7,000	56,763

Yatsen Holding Ltd., ADR* (b)	4,876	13,653
		1,262,763

Pharmaceuticals – 1.4%

Aarti Drugs Ltd.	2,809	21,966

Ajanta Pharma Ltd.	384	10,870

Alkem Laboratories Ltd.	516	24,881

Apeloa Pharmaceutical Co. Ltd., Class A	4,700	25,500

Aspen Pharmacare Holdings Ltd.	12,705	203,322

AstraZeneca Pharma India Ltd.	235	9,437

Aurobindo Pharma Ltd.	6,629	61,026

Beijing Tong Ren Tang Chinese Medicine Co. Ltd.(b)	20,000	25,530

Binex Co. Ltd.*	1,942	27,421

Bukwang Pharmaceutical Co. Ltd.	1,431	15,981

Cadila Healthcare Ltd.	4,844	32,526

CanSino Biologics, Inc., Class A*	318	13,611

CanSino Biologics, Inc., Class H* (a) (b)	800	20,609

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	253

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – (continued)

Celltrion Pharm, Inc.*	447	$43,340

Center Laboratories, Inc.	9,088	21,733

Changchun High & New Technology Industry Group, Inc., Class A	600	25,574

China Grand Pharmaceutical and Healthcare Holdings Ltd.(b)	24,000	19,283

China Medical System Holdings Ltd.	28,000	47,728

China Resources Pharmaceutical Group Ltd.(a)	26,500	12,775

China Traditional Chinese Medicine Holdings Co. Ltd.	120,000	57,076

Chong Kun Dang Pharmaceutical Corp.	98	9,854

Chongkundang Holdings Corp.	1,540	107,934

Cipla Ltd.	9,054	109,431

CSPC Pharmaceutical Group Ltd.	178,080	186,343

Daewoong Co. Ltd.	339	9,167

Daewoong Pharmaceutical Co. Ltd.	49	5,870

Dong-A Socio Holdings Co. Ltd.	104	9,389

Dong-A ST Co. Ltd.	94	5,848

DongKook Pharmaceutical Co. Ltd.	2,120	40,729

Dr Reddy’s Laboratories Ltd.	2,200	136,887

Duopharma Biotech Bhd.	49,466	20,188

Enzychem Lifesciences Corp.*	212	12,137

Genomma Lab Internacional SAB de CV, Class B*	12,000	11,508

Gland Pharma Ltd.* (a)	1,265	62,509

GlaxoSmithKline Pharmaceuticals Ltd.	1,140	22,896

Glenmark Pharmaceuticals Ltd.	8,121	54,649

Granules India Ltd.	9,381	38,824

Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	12,000	30,389

Investments	Shares	Value

Pharmaceuticals – (continued)

Hanall Biopharma Co. Ltd.*	919	$16,043

Hanmi Pharm Co. Ltd.	98	22,140

Hanmi Science Co. Ltd.	646	31,511

Hansoh Pharmaceutical Group Co. Ltd.(a)	16,000	35,747

Hua Han Health Industry Holdings Ltd.* ‡ (c)	3,780,000	—

Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	4,700	11,832

Huons Global Co. Ltd.	477	20,083

Hypera SA*	8,900	44,303

Ilyang Pharmaceutical Co. Ltd.	795	20,274

Ipca Laboratories Ltd.	1,540	44,060

JB Chemicals & Pharmaceuticals Ltd.	2,226	49,886

Jeil Pharmaceutical Co. Ltd.	371	10,795

JETEMA Co. Ltd.*	954	22,410

Jiangsu Hengrui Medicine Co. Ltd., Class A	8,400	64,635

Joincare Pharmaceutical Group Industry Co. Ltd., Class A	4,700	8,468

Jubilant Pharmova Ltd.	4,141	32,970

JW Pharmaceutical Corp.	236	4,716

Kalbe Farma Tbk. PT	491,100	55,462

Komipharm International Co. Ltd.*	1,425	10,963

Korea United Pharm, Inc.	636	26,533

Kwang Dong Pharmaceutical Co. Ltd.	16,445	109,488

Laurus Labs Ltd.(a)	9,122	62,834

Livzon Pharmaceutical Group, Inc., Class H(b)	3,930	12,984

Lupin Ltd.	4,620	56,941

Luye Pharma Group Ltd.* (a) (b)	880,000	419,691

Mega Lifesciences PCL, NVDR	26,500	37,136

Mezzion Pharma Co. Ltd.*	212	28,465

Natco Pharma Ltd.	4,950	54,682

Ocumension Therapeutics* (a)	16,000	34,801

Oneness Biotech Co. Ltd.*	3,000	28,265

See Accompanying Notes to the Financial Statements.

254	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – (continued)

Oscotec, Inc.*	1,510	$38,701

Pfizer Ltd.	341	22,985

Pharmally International Holding Co. Ltd.* ‡ (c)	2,564	3,914

Procter & Gamble Health Ltd.	636	46,066

Richter Gedeon Nyrt.	2,695	75,568

Sam Chun Dang Pharm Co. Ltd.*	890	35,835

Sanofi India Ltd.	163	18,169

SciClone Pharmaceuticals Holdings Ltd.* (a) (b)	82,500	112,205

ScinoPharm Taiwan Ltd.	53,000	47,266

Sequent Scientific Ltd.	3,975	10,158

Shandong Buchang Pharmaceuticals Co. Ltd., Class A	4,700	12,846

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	4,700	36,723

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H(b)	8,000	37,742

Shin Poong Pharmaceutical Co. Ltd.	432	19,150

Sihuan Pharmaceutical Holdings Group Ltd.(b)	99,000	20,871

Sino Biopharmaceutical Ltd.	193,999	143,647

SK Biopharmaceuticals Co. Ltd.*	605	48,978

SSY Group Ltd.(b)	110,000	52,461

Strides Shasun Ltd.	3,604	25,737

Sun Pharmaceutical Industries Ltd.	22,275	236,489

Suven Pharmaceuticals Ltd.	6,784	46,077

Tianjin ZhongXin Pharmaceutical Group Corp. Ltd., Class S	15,000	16,800

Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	4,700	8,953

Torrent Pharmaceuticals Ltd.	717	27,389

TTY Biopharm Co. Ltd.	15,000	37,003

Investments	Shares	Value

Pharmaceuticals – (continued)

United Laboratories International Holdings Ltd. (The)	440,000	$278,852

Yifan Pharmaceutical Co. Ltd., Class A	4,700	12,038

Yuhan Corp.	1,091	55,925

Yungjin Pharmaceutical Co. Ltd.*	1,602	6,430

Yunnan Baiyao Group Co. Ltd., Class A	1,100	15,402

Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	700	45,168

Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	4,700	13,536

Zhejiang NHU Co. Ltd., Class A	5,640	23,920
		4,605,863

Professional Services – 0.0%(d)

51job, Inc., ADR*	710	42,288

Boa Vista Servicos SA	5,500	8,908

Guangzhou GRG Metrology & Test Co. Ltd., Class A*	5,500	22,105

L&T Technology Services Ltd.(a)	689	43,476

Quess Corp. Ltd.(a)	3,339	38,631
		155,408

Real Estate Management & Development – 4.4%

Agile Group Holdings Ltd.	46,000	36,189

Aldar Properties PJSC	62,601	68,853

Aliansce Sonae Shopping Centers sa	5,300	18,033

A-Living Smart City Services Co. Ltd.(a) (b)	13,250	44,456

AP Thailand PCL, NVDR	429,000	114,417

Arabian Centres Co. Ltd.	1,662	11,299

Ayala Land, Inc.	93,500	65,103

Barwa Real Estate Co.	87,450	75,657

BR Malls Participacoes SA*	31,500	40,067

Bumi Serpong Damai Tbk. PT*	168,600	13,210

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	255

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

C&D International Investment Group Ltd.(b)	286,791	$536,048

Cathay Real Estate Development Co. Ltd.	33,100	23,211

Cencosud Shopping SA	11,704	11,358

Central China New Life Ltd.* (a) (b)	165,000	120,902

Central China Real Estate Ltd.(b)	440,000	66,178

Central Pattana PCL, NVDR	26,500	47,318

China Aoyuan Group Ltd.(b)	53,000	20,916

China Dili Group*	100,000	24,553

China Evergrande Group	66,000	19,684

China Fortune Land Development Co. Ltd., Class A*	21,110	12,140

China Jinmao Holdings Group Ltd.	220,000	64,481

China Logistics Property Holdings Co. Ltd.* (a) (b)	59,000	31,703

China Merchants Property Operation & Service Co. Ltd., Class A	4,700	9,915

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	18,800	30,641

China Overseas Grand Oceans Group Ltd.	849,000	407,090

China Overseas Land & Investment Ltd.	118,500	261,402

China Overseas Property Holdings Ltd.(b)	50,000	44,993

China Resources Land Ltd.	90,000	350,557

China Resources Mixc Lifestyle Services Ltd.(a)	10,600	55,800

China SCE Group Holdings Ltd.(b)	854,000	266,770

China Vanke Co. Ltd., Class A	33,000	93,906

China Vanke Co. Ltd., Class H	58,100	136,081

Chong Hong Construction Co. Ltd.	112,000	297,233

CIFI Ever Sunshine Services Group Ltd.(a) (b)	10,000	18,151

Investments	Shares	Value

Real Estate Management & Development – (continued)

CIFI Holdings Group Co. Ltd.	133,144	$73,940

Ciputra Development Tbk. PT	179,449	13,616

Corp. Inmobiliaria Vesta SAB de CV	23,200	40,475

Country Garden Holdings Co. Ltd.(b)	230,832	216,914

Country Garden Services Holdings Co. Ltd.	33,887	263,549

DAMAC Properties Dubai Co. PJSC*	26,553	9,036

Dar Al Arkan Real Estate Development Co.*	8,271	21,808

Datang Group Holdings Ltd.(a) (b)	275,000	149,183

Dexin China Holdings Co. Ltd.* (a) (b)	440,000	147,627

DLF Ltd.	15,220	81,017

Dongwon Development Co. Ltd.	20,625	94,781

Eco World Development Group Bhd.	599,500	147,667

E-House China Enterprise Holdings Ltd.(a) (b)	594,000	112,248

Emaar Development PJSC*	39,052	41,464

Emaar Economic City*	23,375	79,144

Emaar Malls PJSC*	46,896	25,534

Emaar Properties PJSC	98,285	107,298

Evergrande Property Services Group Ltd.* (a)	106,000	54,233

Ganglong China Property Group Ltd.(a) (b)	220,000	122,174

Gemdale Corp., Class A	14,100	22,364

Gemdale Properties & Investment Corp. Ltd.	2,860,000	279,417

Godrej Properties Ltd.*	1,507	44,946

Greenland Holdings Corp. Ltd., Class A	29,610	19,017

Greenland Hong Kong Holdings Ltd.(b)	440,000	93,893

Greentown China Holdings Ltd.(b)	26,500	36,655

Greentown China Holdings Ltd.(a) (b)	53,000	26,162

Greentown Service Group Co. Ltd.(a) (b)	30,000	29,811

See Accompanying Notes to the Financial Statements.

256	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

Guangzhou R&F Properties Co. Ltd., Class H(b)	42,400	$26,599

Hanson International Tbk. PT* ‡ (c)	2,409,275	4,251

Highwealth Construction Corp.	32,500	52,533

Hopson Development Holdings Ltd.(b)	25,080	68,511

Huaku Development Co. Ltd.	110,000	359,962

Huang Hsiang Construction Corp.	55,000	72,289

Huijing Holdings Co. Ltd.	106,000	26,026

Iguatemi Empresa de Shopping Centers SA	5,300	28,150

IOI Properties Group Bhd.	52,800	16,321

Jiangsu Zhongnan Construction Group Co. Ltd., Class A	14,100	8,439

Jiayuan International Group Ltd.(b)	683,243	264,372

Jinke Properties Group Co. Ltd., Class A	14,100	9,783

Jinke Smart Services Group Co. Ltd., Class H(a)	5,300	28,683

Kaisa Group Holdings Ltd.* (b)	119,714	18,467

KE Holdings, Inc., ADR*	10,505	191,401

Kindom Development Co. Ltd.	197,400	272,584

King’s Town Construction Co. Ltd.*	55,000	72,190

Korea Real Estate Investment & Trust Co. Ltd.	76,745	153,680

Kuo Yang Construction Co. Ltd.	53,000	45,741

KWG Group Holdings Ltd.(b)	26,500	23,165

KWG Living Group Holdings Ltd.(a) (b)	53,000	36,042

LAMDA Development SA*	1,368	11,240

Logan Group Co. Ltd.(b)	29,000	29,115

Longfor Group Holdings Ltd.(a)	60,000	291,552

LSR Group PJSC	25,915	272,073

Investments	Shares	Value

Real Estate Management & Development – (continued)

LVGEM China Real Estate Investment Co. Ltd.* (b)	550,000	$125,144

Mabanee Co. KPSC	18,444	48,152

Mah Sing Group Bhd.	836,000	163,526

MBK PCL, NVDR*	58,344	24,616

Megaworld Corp.	444,200	27,052

Midea Real Estate Holding Ltd.(a)	9,400	16,216

MNC Land Tbk. PT*	1,111,000	7,999

Multiplan Empreendimentos Imobiliarios SA*	500	1,643

National Real Estate Co. KPSC*	9,515	6,818

NEPI Rockcastle plc	16,231	109,346

Oberoi Realty Ltd.*	2,915	35,242

Origin Property PCL, NVDR	533,500	181,679

Pakuwon Jati Tbk. PT*	534,400	18,860

Parque Arauco SA*	15,651	15,491

Phoenix Mills Ltd. (The)	5,214	67,127

Poly Developments and Holdings Group Co. Ltd., Class A	38,500	75,564

Poly Property Group Co. Ltd.(b)	1,045,000	257,924

Poly Property Services Co. Ltd., Class H(a) (b)	4,800	26,965

Powerlong Real Estate Holdings Ltd.	41,000	28,250

Prestige Estates Projects Ltd.	6,042	34,381

Prince Housing & Development Corp.	50,000	23,824

Pruksa Holding PCL, NVDR	326,900	135,952

Quality Houses PCL, NVDR	2,380,200	164,980

Radiance Holdings Group Co. Ltd.* (a) (b)	330,000	172,656

Redco Properties Group Ltd.(a) (b)	492,000	151,160

Redsun Properties Group Ltd.(b)	476,000	137,066

RiseSun Real Estate Development Co. Ltd., Class A	9,400	6,302

Road King Infrastructure Ltd.(b)	134,000	135,567

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	257

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

Robinsons Land Corp.	56,106	$18,921

Ronshine China Holdings Ltd.* (a) (b)	262,500	106,295

Ruentex Development Co. Ltd.	76,600	195,298

Salhia Real Estate Co. KSCP	203,940	389,681

Saudi Real Estate Co.*	2,226	13,258

Seazen Group Ltd.*	80,000	63,452

Seazen Holdings Co. Ltd., Class A	4,700	25,148

Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class B	137,500	123,612

Shanghai Lingang Holdings Corp. Ltd., Class A	5,640	12,965

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A	15,900	26,909

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	17,540	15,593

Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	4,700	12,258

Shenzhen Investment Ltd.	99,930	24,536

Shimao Group Holdings Ltd.(b)	32,000	50,351

Shimao Services Holdings Ltd.(a) (b)	11,000	20,985

Shining Building Business Co. Ltd.*	55,000	21,954

Shinsun Holdings Group Co. Ltd.* (a) (b)	330,000	195,139

Shoucheng Holdings Ltd.(b)	110,000	23,332

Shui On Land Ltd.	1,870,000	276,448

Sichuan Languang Justbon Services Group Co. Ltd., Class H* (c)	26,500	184,467

Sime Darby Property Bhd.	178,200	31,199

Sinic Holdings Group Co. Ltd., Class H* ‡ (a) (c)	318,000	20,627

Sino-Ocean Group Holding Ltd.	1,622,500	352,488

Investments	Shares	Value

Real Estate Management & Development – (continued)

SK D&D Co. Ltd.	3,822	$103,191

Skyfame Realty Holdings Ltd.	1,650,000	195,139

SM Prime Holdings, Inc.	242,000	158,901

SOHO China Ltd.*	76,000	19,247

SP Setia Bhd. Group*	75,694	28,515

Summarecon Agung Tbk. PT*	227,900	14,719

Sunac China Holdings Ltd.	90,000	193,905

Sunac Services Holdings Ltd.(a)	24,000	48,685

Supalai PCL, NVDR	29,000	20,451

Talaat Moustafa Group	508,281	239,419

Times China Holdings Ltd.(b)	29,000	19,795

United Development Co. QSC	67,999	29,004

UOA Development Bhd.	20,600	8,706

Vista Land & Lifescapes, Inc.	1,565,200	117,056

WHA Corp. PCL, NVDR	113,390	11,550

Wharf Holdings Ltd. (The)	55,000	190,897

Yango Group Co. Ltd., Class A	14,100	7,095

Yuexiu Property Co. Ltd.	63,600	56,086

Yuzhou Group Holdings Co. Ltd.(b)	1,094,349	119,577

Zhenro Properties Group Ltd.(a) (b)	87,000	41,380

Zhongliang Holdings Group Co. Ltd.(a) (b)	341,500	157,601

Zhongtian Financial Group Co. Ltd., Class A*	28,200	11,061

Zhuguang Holdings Group Co. Ltd.(b)	1,210,000	265,984
		14,637,839

Road & Rail – 0.1%

BTS Group Holdings PCL, NVDR	103,040	29,655

Cia de Locacao das Americas*	4,500	15,750

CJ Logistics Corp.*	150	18,228

Container Corp. of India Ltd.	4,571	39,989

Dazhong Transportation Group Co. Ltd., Class B*	200	57

Localiza Rent a Car SA	10,050	80,764

Rumo SA*	22,000	62,406

See Accompanying Notes to the Financial Statements.

258	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Road & Rail – (continued)

SIMPAR SA	17,376	$31,596

Vamos Locacao de Caminhoes Maquinas e Equipamentos SA*	5,500	11,055
		289,500

Semiconductors & Semiconductor Equipment – 5.6%

ADATA Technology Co. Ltd.	16,000	47,755

Advanced Wireless Semiconductor Co.	11,000	63,092

Alchip Technologies Ltd.	1,000	37,039

Ardentec Corp.	220,000	469,928

ASE Technology Holding Co. Ltd.	121,000	434,249

ASMedia Technology, Inc.	1,000	58,435

Chipbond Technology Corp.	15,000	34,684

ChipMOS Technologies, Inc.	31,000	51,446

D&O Green Technologies Bhd.	31,800	43,311

Daqo New Energy Corp., ADR*	1,463	113,807

DB HiTek Co. Ltd.	1,839	90,490

Elan Microelectronics Corp.	4,000	24,021

eMemory Technology, Inc.	1,000	82,709

ENNOSTAR, Inc.	7,000	18,376

Eo Technics Co. Ltd.	134	12,304

Episil Technologies, Inc.*	17,259	94,647

Eugene Technology Co. Ltd.	1,219	46,473

Everlight Electronics Co. Ltd.	220,000	391,607

Flat Glass Group Co. Ltd., Class A	5,000	42,981

Flat Glass Group Co. Ltd., Class H(b)	7,000	37,794

FocalTech Systems Co. Ltd.	4,000	23,015

Foxsemicon Integrated Technology, Inc.	6,000	44,123

GCL System Integration Technology Co. Ltd., Class A*	53,000	33,377

GemVax & Kael Co. Ltd.*	920	14,683

Gigadevice Semiconductor Beijing, Inc., Class A	2,240	59,335

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – (continued)

Global Lighting Technologies, Inc.	41,000	$118,687

Globalwafers Co. Ltd.	4,000	109,319

Gudeng Precision Industrial Co. Ltd.	4,000	34,810

Hana Materials, Inc.	318	13,906

Hangzhou Silan Microelectronics Co. Ltd., Class A	5,000	48,185

Holtek Semiconductor, Inc.	6,000	22,223

Hua Hong Semiconductor Ltd.* (a) (b)	11,000	55,431

Innox Advanced Materials Co. Ltd.*	1,870	67,852

ITE Technology, Inc.	11,000	41,139

JA Solar Technology Co. Ltd., Class A	5,000	71,297

JCET Group Co. Ltd., Class A	5,300	25,600

Jusung Engineering Co. Ltd.*	2,862	27,553

KC Tech Co. Ltd.	7,095	136,308

King Yuan Electronics Co. Ltd.	35,000	50,030

Kinsus Interconnect Technology Corp.	3,000	26,323

Koh Young Technology, Inc.	1,007	15,899

LandMark Optoelectronics Corp.	5,000	32,095

LEENO Industrial, Inc.	180	26,371

LONGi Green Energy Technology Co. Ltd., Class A	7,620	116,325

LX Semicon Co. Ltd.	411	38,548

Macronix International Co. Ltd.	80,000	112,771

Malaysian Pacific Industries Bhd.	5,500	63,328

MediaTek, Inc.	31,000	1,017,782

Mi Technovation Bhd.	26,500	24,574

MiCo Ltd.*	1,855	22,145

MLS Co. Ltd., Class A	6,600	14,367

Nanya Technology Corp.	21,000	50,218

NAURA Technology Group Co. Ltd., Class A	1,200	69,617

NEPES Corp.*	1,325	39,743

NEXTIN, Inc.*	265	12,042

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	259

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors & Semiconductor Equipment – (continued)

Novatek Microelectronics Corp.	10,000	$149,415

Nuvoton Technology Corp.	9,000	41,426

Pan Jit International, Inc.	13,000	52,592

Parade Technologies Ltd.	1,400	89,865

Phison Electronics Corp.	3,000	42,127

Pixart Imaging, Inc.	9,000	50,974

Powertech Technology, Inc.	21,000	73,553

Radiant Opto-Electronics Corp.	14,330	50,140

RDC Semiconductor Co. Ltd.*	3,000	42,721

Realtek Semiconductor Corp.	10,070	180,698

RFHIC Corp.	829	22,205

S&S Tech Corp.	423	13,285

Sanan Optoelectronics Co. Ltd., Class A	9,400	49,355

Seoul Semiconductor Co. Ltd.	1,370	17,469

SFA Semicon Co. Ltd.*	3,233	17,513

Shenzhen Goodix Technology Co. Ltd., Class A	1,800	28,800

Shinsung E&G Co. Ltd.*	7,632	15,414

Sigurd Microelectronics Corp.	220,000	463,599

Silergy Corp.	2,000	329,396

Silicon Integrated Systems Corp.	17,240	14,817

SIMMTECH Co. Ltd.	10,010	262,553

Sino-American Silicon Products, Inc.	13,000	88,588

Sitronix Technology Corp.	1,000	9,583

SK Hynix, Inc.	18,755	1,653,130

Taiwan Mask Corp.	13,000	37,305

Taiwan Semiconductor Manufacturing Co. Ltd.	385,000	8,168,366

Taiwan Surface Mounting Technology Corp.	13,000	52,358

Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	4,700	38,456

Tianshui Huatian Technology Co. Ltd., Class A	10,800	21,687

Tokai Carbon Korea Co. Ltd.	86	9,199

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – (continued)

TongFu Microelectronics Co. Ltd., Class A	4,700	$14,704

Topco Scientific Co. Ltd.	80,000	397,001

TSE Co. Ltd.	165	8,486

United Microelectronics Corp.	220,000	458,853

United Renewable Energy Co. Ltd.*	56,574	48,622

UniTest, Inc.*	636	16,056

Vanguard International Semiconductor Corp.	13,000	67,551

Via Technologies, Inc.	110,000	245,644

ViTrox Corp. Bhd.	4,800	22,812

Wafer Works Corp.	34,511	79,674

Will Semiconductor Co. Ltd. Shanghai, Class A	600	24,940

Win Semiconductors Corp.	6,961	89,489

Winbond Electronics Corp.	59,000	55,799

Wonik Holdings Co. Ltd.*	19,305	85,906

WONIK IPS Co. Ltd.	824	28,523

Wuxi Taiji Industry Co. Ltd., Class A	21,200	26,503

XinTec, Inc.	3,000	14,564

Xinyi Solar Holdings Ltd.	81,343	170,235
		18,816,120

Software – 0.3%

360 Security Technology, Inc., Class A*	26,500	49,859

Agora, Inc., ADR*	1,696	36,973

Ahnlab, Inc.	190	13,333

AsiaInfo Technologies Ltd.(a)	21,200	34,992

Birlasoft Ltd.	9,845	53,438

China Youzan Ltd.* (b)	300,000	38,179

Cyient Ltd.	4,950	70,616

Douzone Bizon Co. Ltd.	530	36,874

Iflytek Co. Ltd., Class A	4,700	41,438

Intellect Design Arena Ltd.*	5,035	44,018

Kingdee International Software Group Co. Ltd.* (b)	55,000	181,706

Ming Yuan Cloud Group Holdings Ltd.* (b)	11,000	36,058

Oracle Financial Services Software Ltd.	632	37,343

See Accompanying Notes to the Financial Statements.

260	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Software – (continued)

Route Mobile Ltd.	954	$23,922

Shanghai Baosight Software Co. Ltd., Class A	5,200	56,881

Shanghai Baosight Software Co. Ltd., Class B	14,430	57,677

Tanla Platforms Ltd.	3,710	60,480

Tata Elxsi Ltd.	990	77,637

TOTVS SA	11,100	64,509

Weimob, Inc.* (a) (b)	25,000	38,758

Yonyou Network Technology Co. Ltd., Class A	4,700	23,356
		1,078,047

Specialty Retail – 1.5%

Abu Dhabi National Oil Co. for Distribution PJSC	54,340	63,318

Ace Hardware Indonesia Tbk. PT	206,000	20,502

China Meidong Auto Holdings Ltd.	8,000	41,548

China Tourism Group Duty Free Corp. Ltd., Class A	2,500	104,879

China Yongda Automobiles Services Holdings Ltd.	61,500	98,349

Cuckoo Homesys Co. Ltd.	3,410	126,939

Detsky Mir PJSC(a)	270,050	521,291

EEKA Fashion Holdings Ltd.(b)	137,500	213,522

Foschini Group Ltd. (The)*	11,456	97,753

GOME Retail Holdings Ltd.* (b)	603,447	61,283

Grupo SBF SA*	5,300	19,688

Home Product Center PCL, NVDR	63,300	27,851

Hotai Motor Co. Ltd.	6,000	132,046

Hotel Shilla Co. Ltd.	396	29,618

Italtile Ltd.	10,931	12,700

Jarir Marketing Co.	839	45,362

JUMBO SA	2,397	35,617

LOTTE Himart Co. Ltd.	4,606	108,986

M.Video PJSC	31,680	263,266

Motus Holdings Ltd.	91,300	612,251

MR DIY Group M Bhd.(a)	42,400	38,601

Investments	Shares	Value

Specialty Retail – (continued)

Mr Price Group Ltd.	5,830	$76,695

Pan German Universal Motors Ltd.	18,000	138,843

Pepkor Holdings Ltd.* (a)	10,335	16,339

Pet Center Comercio e Participacoes SA	11,807	39,315

Pop Mart International Group Ltd.* (a)	11,000	64,976

Pou Sheng International Holdings Ltd.*	1,213,000	204,270

PTG Energy PCL, NVDR	26,300	12,364

PTT Oil & Retail Business PCL, NVDR	82,500	68,372

Shanghai Yuyuan Tourist Mart Group Co. Ltd.	18,800	28,879

Shinsegae International, Inc.	81	11,645

Siam Global House PCL, NVDR	16,622	10,219

Suning.com Co. Ltd., Class A*	23,500	16,415

Super Group Ltd.	193,930	407,253

Topsports International Holdings Ltd.(a) (b)	55,000	66,885

Truworths International Ltd.	225,390	799,541

United Electronics Co.	2,035	76,389

Via S/A*	28,700	31,312

Vibra Energia SA	22,000	81,880

Zhongsheng Group Holdings Ltd.(b)	9,000	81,392
		4,908,354

Technology Hardware, Storage & Peripherals – 4.9%

Acer, Inc.	47,858	44,746

Advantech Co. Ltd.	7,941	103,658

Asia Vital Components Co. Ltd.	122,000	363,695

Asustek Computer, Inc.	24,000	304,655

AURAS Technology Co. Ltd.	37,000	212,219

Catcher Technology Co. Ltd.	24,000	138,950

Chicony Electronics Co. Ltd.	15,992	45,661

Clevo Co.	55,000	68,136

CMC Magnetics Corp.*	55,000	17,444

Compal Electronics, Inc.	165,000	145,073

CosmoAM&T Co. Ltd.*	1,166	41,958

Getac Holdings Corp.	13,000	24,449

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	261

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Technology Hardware, Storage & Peripherals – (continued)

Gigabyte Technology Co. Ltd.	20,000	$80,910

HTC Corp.*	18,000	42,462

Innodisk Corp.	4,733	32,593

Inventec Corp.	142,000	135,574

KONA I Co. Ltd.*	689	20,342

Legend Holdings Corp., Class H(a)	312,500	549,553

Lenovo Group Ltd.(b)	220,000	239,258

Lite-On Technology Corp.	83,000	182,962

Micro-Star International Co. Ltd.	31,000	156,067

Mitac Holdings Corp.	46,600	48,178

Ninestar Corp., Class A	4,700	26,977

Pegatron Corp.	81,000	198,069

Primax Electronics Ltd.	220,000	407,429

Qisda Corp.	62,000	69,116

Quanta Computer, Inc.	98,000	274,880

Samsung Electronics Co. Ltd.	176,715	10,555,566

Samsung Electronics Co. Ltd. (Preference)	28,600	1,566,386

Shenzhen Kaifa Technology Co. Ltd., Class A	4,700	10,870

Sunrex Technology Corp.	39,000	60,866

Wistron Corp.	110,000	115,504

Wiwynn Corp.	3,000	95,906
		16,380,112

Textiles, Apparel & Luxury Goods – 1.4%

Aditya Birla Fashion and Retail Ltd.*	6,536	22,956

Aksa Akrilik Kimya Sanayii A/S	70,895	172,829

Alok Industries Ltd.*	659,670	193,810

Alpargatas SA (Preference)*	5,500	37,691

ANTA Sports Products Ltd.	22,000	343,898

Arezzo Industria e Comercio SA	3,752	49,188

Bata India Ltd.	848	22,416

Bosideng International Holdings Ltd.(b)	96,000	74,539

Eclat Textile Co. Ltd.	4,698	102,547

F&F Holdings Co. Ltd.	103	3,438

Investments	Shares	Value

Textiles, Apparel & Luxury Goods – (continued)

Feng TAY Enterprise Co. Ltd.	10,600	$82,335

FF Group* ‡ (c)	3,536	—

Fila Holdings Corp.	1,167	37,051

Fuguiniao Group Ltd.* ‡ (c)	334,800	—

Grendene SA	8,264	12,579

Grupo de Moda Soma SA*	15,900	37,007

Guararapes Confeccoes SA*	13,200	25,641

Handsome Co. Ltd.	5,445	196,403

Hansae Co. Ltd.	1,281	25,433

Hwaseung Enterprise Co. Ltd.	331	4,872

Hyosung TNC Corp.	110	56,198

JNBY Design Ltd.(a)	27,500	46,169

Lao Feng Xiang Co. Ltd., Class B	2,500	8,820

LF Corp.	9,405	147,286

Li Ning Co. Ltd.	41,500	461,464

Li Peng Enterprise Co. Ltd.*	55,000	20,470

Makalot Industrial Co. Ltd.	4,334	37,794

Nan Liu Enterprise Co. Ltd.	23,000	101,731

Page Industries Ltd.	130	65,339

Pou Chen Corp.	110,000	134,887

Rajesh Exports Ltd.	69,004	588,155

Ruentex Industries Ltd.	20,540	80,141

Shenzhou International Group Holdings Ltd.	16,500	355,917

Tainan Spinning Co. Ltd.	48,555	39,635

Taiwan Paiho Ltd.	17,000	52,818

Texhong Textile Group Ltd.	137,500	205,745

Titan Co. Ltd.	8,195	260,856

Trident Ltd.	601,920	305,055

Vaibhav Global Ltd.	3,286	25,217

Vivara Participacoes SA	5,300	24,389

Welspun India Ltd.	7,370	13,553

Youngone Corp.	890	34,007

Youngone Holdings Co. Ltd.	2,708	108,918
		4,619,197

Thrifts & Mortgage Finance – 0.5%

Aavas Financiers Ltd.*	611	22,853

Can Fin Homes Ltd.	4,876	40,818

Housing Development Finance Corp. Ltd.	36,135	1,372,750

LIC Housing Finance Ltd.	11,330	61,559

See Accompanying Notes to the Financial Statements.

262	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Thrifts & Mortgage Finance – (continued)

PNB Housing Finance Ltd.* (a)	13,255	$85,471
		1,583,451

Tobacco – 0.3%

British American Tobacco Malaysia Bhd.	5,900	21,514

Eastern Co. SAE	29,100	21,487

Gudang Garam Tbk. PT	14,900	35,232

ITC Ltd.	65,395	194,924

KT&G Corp.	3,520	244,296

Philip Morris CR A/S	220	156,503

RLX Technology, Inc., ADR*	31,680	153,965

Smoore International Holdings Ltd.(a) (b)	33,000	158,233
		986,154

Trading Companies & Distributors – 0.5%

Adani Enterprises Ltd.	5,186	98,593

ALAFCO Aviation Lease & Finance Co. KSCP*	161,535	127,535

Barloworld Ltd.	105,348	889,151

BOC Aviation Ltd.(a) (b)	9,400	82,472

COSCO SHIPPING Development Co. Ltd., Class A	37,600	20,388

IndiaMart InterMesh Ltd.(a)	192	18,324

LX International Corp.	13,310	309,244

Posco International Corp.	1,484	27,558

SK Networks Co. Ltd.	2,415	10,519

Xiamen C & D, Inc., Class A	9,400	11,766
		1,595,550

Transportation Infrastructure – 1.2%

Adani Ports & Special Economic Zone Ltd.	13,038	120,662

Airports of Thailand PCL	54,000	104,965

Airports of Thailand PCL, NVDR	28,500	55,398

Anhui Expressway Co. Ltd., Class H	148,000	87,898

Bangkok Expressway & Metro PCL, NVDR	136,300	36,968

Investments	Shares	Value

Transportation Infrastructure – (continued)

Beijing Capital International Airport Co. Ltd., Class H* (b)	110,000	$71,410

CCR SA	14,100	28,590

China Merchants Port Holdings Co. Ltd.	55,407	92,594

COSCO SHIPPING Ports Ltd.	888,749	740,334

EcoRodovias Infraestrutura e Logistica SA*	4,700	6,829

Evergreen International Storage & Transport Corp.	50,000	48,636

GMR Infrastructure Ltd.*	48,418	26,219

Grupo Aeroportuario del Centro Norte SAB de CV*	12,181	73,662

Grupo Aeroportuario del Pacifico SAB de CV, Class B*	5,500	69,484

Grupo Aeroportuario del Sureste SAB de CV, Class B	3,800	76,801

Hainan Meilan International Airport Co. Ltd.*	6,000	24,335

International Container Terminal Services, Inc.	18,150	64,809

Jasa Marga Persero Tbk. PT*	39,723	11,776

Jiangsu Expressway Co. Ltd., Class H	20,000	18,923

Lingkaran Trans Kota Holdings Bhd.	132,000	122,724

Malaysia Airports Holdings Bhd.*	27,900	43,659

MMC Corp. Bhd.	478,500	228,792

Ningbo Zhoushan Port Co. Ltd., Class A	23,500	13,771

Novorossiysk Commercial Sea Port PJSC	1,526,196	167,005

Promotora y Operadora de Infraestructura SAB de CV	2,160	15,919

Qingdao Port International Co. Ltd., Class H(a) (b)	47,000	23,624

Santos Brasil Participacoes SA*	31,800	29,053

Saudi Ground Services Co.*	636	6,325

Shanghai International Airport Co. Ltd., Class A*	5,300	43,730

Shanghai International Port Group Co. Ltd., Class A	63,300	55,987

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	263

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Transportation Infrastructure – (continued)

Shenzhen Airport Co. Ltd., Class A*	9,400	$11,105

Shenzhen Expressway Co. Ltd., Class A	9,400	14,248

Shenzhen Expressway Co. Ltd., Class H	22,000	20,730

Shenzhen International Holdings Ltd.	33,343	40,248

Shenzhen Investment Holdings Bay Area Development Co. Ltd.	275,000	100,398

Sichuan Expressway Co. Ltd., Class H(b)	330,000	76,359

Sociedad Matriz SAAM SA	2,531,540	158,480

Taiwan High Speed Rail Corp.	56,000	58,500

TAV Havalimanlari Holding A/S*	10,176	28,130

Westports Holdings Bhd.	17,500	18,890

Yuexiu Transport Infrastructure Ltd.	440,000	281,680

Zhejiang Expressway Co. Ltd., Class H	770,000	683,978
		4,003,628

Water Utilities – 0.5%

Aguas Andinas SA, Class A	36,828	7,036

Beijing Enterprises Water Group Ltd.(b)	242,000	92,394

China Water Affairs Group Ltd.(b)	440,000	453,629

Chongqing Water Group Co. Ltd., Class A	18,800	16,481

Cia de Saneamento Basico do Estado de Sao Paulo*	10,000	62,445

Cia de Saneamento de Minas Gerais-COPASA	99,000	239,026

Cia de Saneamento do Parana*	121,000	391,742

Grandblue Environment Co. Ltd., Class A	4,700	16,232

Guangdong Investment Ltd.	110,000	138,577

Inversiones Aguas Metropolitanas SA	266,242	125,469

Investments	Shares	Value

Water Utilities – (continued)

Luenmei Quantum Co. Ltd., Class A	9,400	$12,133
		1,555,164

Wireless Telecommunication Services – 1.1%

Advanced Info Service PCL, NVDR	20,400	116,194

America Movil SAB de CV, Series L	786,500	702,540

Axiata Group Bhd.	86,304	82,323

Bharti Airtel Ltd.* (c)	3,279	14,792

Bharti Airtel Ltd. – XNSE*	45,915	420,237

DiGi.Com Bhd.	71,500	73,037

Empresa Nacional de Telecomunicaciones SA	1,467	5,043

Etihad Etisalat Co.	5,160	41,614

Far EasTone Telecommunications Co. Ltd.	30,000	66,023

Globe Telecom, Inc.	1,100	65,376

Indosat Tbk. PT*	31,800	15,544

Intouch Holdings PCL, NVDR	21,200	48,076

Maxis Bhd.	32,900	37,103

Mobile Telecommunications Co. KSCP	79,695	157,566

Mobile Telecommunications Co. Saudi Arabia*	15,658	56,689

Mobile TeleSystems PJSC	31,356	137,003

MTN Group Ltd.*	59,015	531,834

PLDT, Inc.	3,440	112,051

Sistema PJSFC	122,643	46,595

SK Telecom Co. Ltd.(c)	1,237	327,629

Smartfren Telecom Tbk. PT*	2,936,200	22,383

Taiwan Mobile Co. Ltd.	30,000	105,831

TIM SA*	24,700	49,163

Total Access Communication PCL, NVDR	15,200	17,521

Turkcell Iletisim Hizmetleri A/S	42,625	67,782

Vodacom Group Ltd.	26,675	237,934

Vodafone Idea Ltd.*	97,468	12,431

Vodafone Qatar QSC	151,140	67,247
		3,637,561
Total Common Stocks (Cost $273,639,108)		332,482,606

See Accompanying Notes to the Financial Statements.

264	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – 0.0%(d)

Independent Power and Renewable Electricity Producers – 0.0%(d)

NTPC Ltd. Series 54, 8.49%, 3/25/2025 (Cost $—)	INR 49,126	$9,152
	Number of Rights

RIGHTS – 0.0%(d)

Airlines – 0.0%(d)

Jin Air Co. Ltd., expiring 11/2/2021, price 17,200.00 KRW* (c)	75	257

Banks – 0.0%(d)

Itau CorpBanca Chile SA, expiring 11/2/2021, price 3.79 CLP*	914,090	1

Biotechnology – 0.0%(d)

GeneOne Life Science, Inc., expiring 11/25/2021, price 23,500.00 KRW*	317	1,004

Electrical Equipment – 0.0%(d)

Ta Ya Electric Wire & Cable, expiring 11/10/2021, price 21.00 TWD* (c)	1,890	255

Oil, Gas & Consumable Fuels – 0.0%(d)

Ultrapar Participacoes SA, expiring 11/3/2021, price 94.10 BRL* (c)	1,140	2

Pharmaceuticals – 0.0%(d)

Enzychem Lifesciences Corp., expiring 12/17/2021, price 56,900.00 KRW* (c)	128	1,095
Total Rights (Cost $6)		2,614

Investments	Number of Warrants	Value

WARRANTS – 0.0%(d)

Real Estate Management & Development – 0.0%(d)

MBK PCL, expiring 10/25/2022, price 1.00 THB* (c)	2,333	$773

Road & Rail – 0.0%

BTS Group Holdings PCL, expiring 12/31/2025, price 14.900000 THB* ‡ (c)	20,608	–

BTS Group Holdings PCL, expiring 12/31/2025, price 11.900000 THB* ‡ (c)	10,304	–
Total Warrants (Cost $–)		773
	Principal Amount

SECURITIES LENDING REINVESTMENTS(e) – 0.8%

REPURCHASE AGREEMENTS – 0.8%

Citigroup Global Markets, Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $2,781,582, collateralized by various U.S. Treasury Securities, ranging from 0.75% –4.63%, maturing 2/15/2040 –2/15/2042; total market value $2,806,675 (Cost $2,781,579)	$2,781,579	2,781,579
Total Investments – 100.3% (Cost $276,420,693)		335,276,724

Liabilities in excess of other assets – (0.3%)		(904,729)
NET ASSETS – 100.0%		334,371,995

*	Non-income producing security.

^	Security subject to restrictions on resale.

‡	Value determined using significant unobservable inputs.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	265

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)

The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 was $11,156,681, collateralized in the form of cash with a value of $2,781,579 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $4,007,396 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.88%, and maturity dates ranging from November 4, 2021 – August 15, 2051 and $5,426,821 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 17, 2021 – June 30, 2120; a total value of $12,215,796.

(c)

Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021 amounted to $1,451,357, which represents approximately 0.43% of net assets of the Fund.

(d)	Represents less than 0.05% of net assets.

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2021. The total value of securities purchased was $2,781,579.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$81,703,247
Aggregate gross unrealized depreciation	(26,739,743)
Net unrealized appreciation	$54,963,504
Federal income tax cost	$280,273,085

Futures Contracts

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund had the following open futures contracts as of October 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI Emerging Markets E-Mini Index	48	12/17/2021	USD	$3,028,800	$(49,371)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

See Accompanying Notes to the Financial Statements.

266	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Forward Foreign Currency Contracts

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2021:

Contracts to Receive		Counterparty	In Exchange For			Maturity Date	Unrealized Appreciation/ (Depreciation)
HKD	3,300,000	Citibank NA	USD		424,009	12/15/2021	$258
KRW*	364,610,000	Citibank NA	USD		306,960	12/15/2021	4,740
USD	63,986	Goldman Sachs & Co.	BRL*		339,553	12/15/2021	4,292
USD	1,254,837	Citibank NA	HKD		9,756,137	12/15/2021	532
USD	76,582	Citibank NA	INR*		5,688,500	12/15/2021	995
USD	263,446	Goldman Sachs & Co.	KRW*		307,426,590	12/15/2021	631
USD	31,750	Toronto-Dominion Bank (The)	TWD*		876,120	12/15/2021	241
USD	11,773	Morgan Stanley	ZAR		170,000	12/15/2021	650
ZAR	1,500,000	JPMorgan Chase Bank	USD		97,930	12/15/2021	220
Total unrealized appreciation							$12,559
USD	82,161	Goldman Sachs & Co.	RUB	*	6,123,045	12/15/2021	$(3,323)
Total unrealized depreciation							$(3,323)
Net unrealized appreciation							$9,236

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

BRL – Brazilian Real

HKD – Hong Kong Dollar

INR – Indian Rupee

KRW – Korean Won

RUB – Russian Ruble

TWD – Taiwan Dollar

USD – US Dollar

ZAR – South African Rand

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	267

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2021:

Brazil	3.9%
Chile	0.6
China	28.2
Colombia	0.6
Czech Republic	0.2
Egypt	0.5
Greece	0.3
Hungary	0.3
India	11.1
Indonesia	1.8
Kuwait	0.9
Malaysia	2.3
Mexico	2.3
Pakistan	0.5
Peru	0.2
Philippines	0.9
Qatar	0.8
Russia	4.0
Saudi Arabia	2.1
South Africa	4.9
South Korea	15.2
Taiwan	14.0
Thailand	1.8
Turkey	1.1
United Arab Emirates	1.0
Other[1]	0.5
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	99.5%
Corporate Bonds	0.0	†
Rights	0.0	†
Warrants	0.0	†
Securities Lending Reinvestments	0.8
Others(1)	(0.3)
	100.0%

†	Amount represents less than 0.05%.

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

268	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® US Quality Large Cap Index Fund

October 31, 2021

Investments	Shares		Value

COMMON STOCKS – 98.6%

Aerospace & Defense – 0.3%

Lockheed Martin Corp.	920		$305,735

Textron, Inc.	805		59,449
			365,184

Air Freight & Logistics – 1.2%

Expeditors International of Washington, Inc.	6,095		751,270

United Parcel Service, Inc., Class B	4,945		1,055,609
			1,806,879

Automobiles – 1.4%

Ford Motor Co.*	19,665		335,878

Tesla, Inc.*	1,495		1,665,430
			2,001,308

Banks – 4.4%

Bank of America Corp.	20,930		1,000,035

Citigroup, Inc.	28,635		1,980,397

Citizens Financial Group, Inc.	14,720		697,434

JPMorgan Chase & Co.	690		117,224

Wells Fargo & Co.	51,060		2,612,229
			6,407,319

Beverages – 0.3%

Monster Beverage Corp.*	4,830		410,550

Biotechnology – 1.7%

AbbVie, Inc.	—	(a)	46

Amgen, Inc.	7,475		1,547,101

Gilead Sciences, Inc.	3,335		216,375

Moderna, Inc.*	1,380		476,390

Regeneron Pharmaceuticals, Inc.*	43		27,517

Vertex Pharmaceuticals, Inc.*	920		170,136
			2,437,565

Building Products – 1.1%

Lennox International, Inc.	1,265		378,589

Masco Corp.	10,005		655,828

Trane Technologies plc	3,450		624,208
			1,658,625

Investments	Shares	Value

Capital Markets – 1.8%

Ameriprise Financial, Inc.	345	$104,235

Bank of New York Mellon Corp. (The)	13,570	803,344

Goldman Sachs Group, Inc. (The)	805	332,747

Morgan Stanley	13,570	1,394,724
		2,635,050

Chemicals – 1.0%

Dow, Inc.	12,880	720,894

DuPont de Nemours, Inc.	11,040	768,384
		1,489,278

Communications Equipment – 1.6%

Cisco Systems, Inc.	40,710	2,278,539

Consumer Finance – 2.3%

Ally Financial, Inc.	4,025	192,153

American Express Co.	2,760	479,633

Capital One Financial Corp.	7,935	1,198,423

Discover Financial Services	6,555	742,813

Synchrony Financial	16,215	753,187
		3,366,209

Distributors – 0.6%

LKQ Corp.*	805	44,339

Pool Corp.	1,610	829,408
		873,747

Diversified Financial Services – 1.6%

Berkshire Hathaway, Inc., Class B*	7,935	2,277,424

Diversified Telecommunication Services – 0.7%

AT&T, Inc.	20,470	517,072

Verizon Communications, Inc.	9,315	493,602
		1,010,674

Electric Utilities – 2.1%

Duke Energy Corp.	2,185	222,892

Evergy, Inc.	10,925	696,469

Exelon Corp.	17,365	923,644

Southern Co. (The)	18,285	1,139,521
		2,982,526

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	269

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electrical Equipment – 0.7%

Eaton Corp. plc	2,185	$360,001

Emerson Electric Co.	1,265	122,718

Generac Holdings, Inc.*	1,035	516,009
		998,728

Energy Equipment & Services – 0.2%

Schlumberger NV	8,510	274,533

Entertainment – 1.4%

Activision Blizzard, Inc.	13,225	1,034,063

Electronic Arts, Inc.	5,175	725,794

Netflix, Inc.*	284	196,048
		1,955,905

Equity Real Estate Investment Trusts (REITs) – 1.7%

Essex Property Trust, Inc.	115	39,092

Iron Mountain, Inc.	16,215	740,052

Mid-America Apartment Communities, Inc.	230	46,968

Public Storage	2,760	916,817

Weyerhaeuser Co.	19,665	702,434
		2,445,363

Food & Staples Retailing – 0.3%

Walmart, Inc.	2,530	378,033

Food Products – 0.7%

Campbell Soup Co.	4,485	179,176

General Mills, Inc.	2,990	184,782

Hershey Co. (The)	1,495	262,148

Kraft Heinz Co. (The)	9,200	330,188
		956,294

Health Care Equipment & Supplies – 1.6%

Abbott Laboratories	2,070	266,803

Danaher Corp.	460	143,414

Hologic, Inc.*	4,830	354,087

IDEXX Laboratories, Inc.*	1,495	995,879

ResMed, Inc.	2,070	544,224
		2,304,407

Health Care Providers & Services – 3.5%

Anthem, Inc.	575	250,200

Investments	Shares	Value

Health Care Providers & Services – (continued)

Cardinal Health, Inc.	8,855	$423,357

Cigna Corp.	345	73,695

DaVita, Inc.*	2,990	308,688

HCA Healthcare, Inc.	4,715	1,180,919

Laboratory Corp. of America Holdings*	2,645	759,168

McKesson Corp.	3,795	788,905

UnitedHealth Group, Inc.	2,645	1,217,943
		5,002,875

Health Care Technology – 0.5%

Cerner Corp.	8,280	615,121

Veeva Systems, Inc., Class A*	115	36,456
		651,577

Hotels, Restaurants & Leisure – 0.3%

Yum! Brands, Inc.	2,990	373,571

Household Durables – 0.9%

Lennar Corp., Class A	5,520	551,614

PulteGroup, Inc.	12,420	597,153

Whirlpool Corp.	1,035	218,209
		1,366,976

Household Products – 2.2%

Colgate-Palmolive Co.	12,995	990,089

Procter & Gamble Co. (The)	15,525	2,219,920
		3,210,009

Independent Power and Renewable Electricity Producers – 0.5%

AES Corp. (The)	31,625	794,736

Industrial Conglomerates – 0.4%

Honeywell International, Inc.	2,415	527,967

Insurance – 2.2%

Aflac, Inc.	5,405	290,086

Allstate Corp. (The)	5,865	725,325

American International Group, Inc.	14,030	829,033

MetLife, Inc.	13,340	837,752

Prudential Financial, Inc.	4,025	442,951
		3,125,147

See Accompanying Notes to the Financial Statements.

270	FLEXSHARES ANNUAL REPORT

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Interactive Media & Services – 8.7%

Alphabet, Inc., Class A*	1,693	$5,012,839

Alphabet, Inc., Class C*	1,610	4,774,310

Meta Platforms, Inc., Class A*	8,740	2,828,002
		12,615,151

Internet & Direct Marketing Retail – 3.0%

Amazon.com, Inc.*	953	3,213,925

eBay, Inc.	11,040	846,989

Etsy, Inc.* (b)	1,265	317,123
		4,378,037

IT Services – 4.2%

Accenture plc, Class A	3,910	1,402,869

Cognizant Technology Solutions Corp., Class A	5,175	404,116

Gartner, Inc.*	2,070	687,054

Jack Henry & Associates, Inc.	2,760	459,485

Mastercard, Inc., Class A	1,495	501,602

Paychex, Inc.	1,955	241,012

Square, Inc., Class A* (b)	460	117,070

Visa, Inc., Class A(b)	10,925	2,313,587
		6,126,795

Life Sciences Tools & Services – 1.1%

ICON plc*	345	98,936

Mettler-Toledo International, Inc.*	529	783,385

Waters Corp.*	1,955	718,560
		1,600,881

Machinery – 1.4%

Dover Corp.	460	77,777

Illinois Tool Works, Inc.	5,290	1,205,432

Parker-Hannifin Corp.	2,530	750,373
		2,033,582

Media – 1.9%

Comcast Corp., Class A	7,820	402,183

Discovery, Inc., Class A* (b)	24,610	576,858

Discovery, Inc., Class C* (b)	12,995	293,167

DISH Network Corp., Class A*	3,105	127,522

Fox Corp., Class A	1,265	50,271

Interpublic Group of Cos., Inc. (The)	20,585	752,794

Investments	Shares	Value

Media – (continued)

Omnicom Group, Inc.	7,590	$516,727
		2,719,522

Metals & Mining – 0.8%

Freeport-McMoRan, Inc.	10,810	407,753

Newmont Corp.	13,455	726,570
		1,134,323

Multiline Retail – 1.3%

Target Corp.	7,245	1,880,947

Multi-Utilities – 0.7%

DTE Energy Co.	920	104,282

Public Service Enterprise Group, Inc.	12,075	770,385

WEC Energy Group, Inc.	1,380	124,283
		998,950

Oil, Gas & Consumable Fuels – 1.6%

EOG Resources, Inc.	12,880	1,190,885

Kinder Morgan, Inc.	31,280	523,940

Occidental Petroleum Corp.	19,780	663,223
		2,378,048

Pharmaceuticals – 4.8%

Eli Lilly and Co.	9,315	2,373,089

Johnson & Johnson	17,940	2,922,067

Pfizer, Inc.	37,605	1,644,843
		6,939,999

Real Estate Management & Development – 0.6%

CBRE Group, Inc., Class A*	8,510	885,721

Road & Rail – 0.5%

Old Dominion Freight Line, Inc.	2,070	706,595

Semiconductors & Semiconductor Equipment – 5.5%

Applied Materials, Inc.	6,210	848,597

Broadcom, Inc.	1,725	917,131

Intel Corp.	22,310	1,093,190

KLA Corp.	1,840	685,878

Lam Research Corp.	2,070	1,166,590

Microchip Technology, Inc.	690	51,122

NVIDIA Corp.	2,185	558,639

QUALCOMM, Inc.	3,105	413,089

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	271

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors & Semiconductor Equipment – (continued)

Texas Instruments, Inc.	11,730	$2,199,140
		7,933,376

Software – 11.7%

Adobe, Inc.*	4,255	2,767,282

Autodesk, Inc.*	1,265	401,776

Check Point Software Technologies Ltd.*	5,060	605,176

Fair Isaac Corp.*	575	228,965

Fortinet, Inc.*	1,955	657,545

Intuit, Inc.	4,025	2,519,610

Microsoft Corp.	20,585	6,826,398

Oracle Corp.	25,990	2,493,480

SS&C Technologies Holdings, Inc.	345	27,417

Zoom Video Communications, Inc., Class A*	1,380	379,017
		16,906,666

Specialty Retail – 2.8%

AutoZone, Inc.*	460	821,027

Bath & Body Works, Inc.	5,980	413,158

Best Buy Co., Inc.	3,910	477,958

Home Depot, Inc. (The)	3,565	1,325,253

Lowe’s Cos., Inc.	4,255	994,904
		4,032,300

Technology Hardware, Storage & Peripherals – 7.6%

Apple, Inc.	69,460	10,405,108

HP, Inc.	14,375	435,994

NetApp, Inc.	1,150	102,695

Seagate Technology Holdings plc	920	81,944
		11,025,741

Tobacco – 0.7%

Altria Group, Inc.	4,600	202,906

Philip Morris International, Inc.	9,315	880,640
		1,083,546

Trading Companies & Distributors – 0.5%

United Rentals, Inc.*	1,035	392,379

WW Grainger, Inc.	690	319,546
		711,925
Total Common Stocks (Cost $111,180,900)		142,459,103

Investments	Principal Amount	Value ($)

SECURITIES LENDING REINVESTMENTS(c) – 0.1%

REPURCHASE AGREEMENTS – 0.1%

Citigroup Global Markets, Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $109,616, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.63%, maturing 2/15/2040 – 2/15/2042; total market value $110,605 (Cost $109,616)	$109,616	$109,616
Total Investments – 98.7% (Cost $111,290,516)		142,568,719

Other assets less liabilities – 1.3%		1,906,530
NET ASSETS – 100.0%		$144,475,249

*	Non-income producing security.

(a)	Amount represents less than one share.

(b)

The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 was $3,078,424, collateralized in the form of cash with a value of $109,616 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $3,031,300 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.25%, and maturity dates ranging from November 23, 2021 – February 15, 2051; a total value of $3,140,916.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2021. The total value of securities purchased was $109,616.

Percentages shown are based on Net Assets.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$32,899,365
Aggregate gross unrealized depreciation	(1,626,181)
Net unrealized appreciation	$31,273,184
Federal income tax cost	$111,342,358

See Accompanying Notes to the Financial Statements.

272	FLEXSHARES ANNUAL REPORT

FlexShares® US Quality Large Cap Index Fund (cont.)

Futures Contracts

FlexShares® US Quality Large Cap Index Fund had the following open futures contracts as of October 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
S&P 500 E-Mini Index	8	12/17/2021	USD	$1,838,800	$46,823

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	98.6%
Securities Lending Reinvestments	0.1
Others(1)	1.3
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	273

Schedule of Investments

FlexShares® STOXX® US ESG Select Index Fund

October 31, 2021

Investments	Shares	Value

COMMON STOCKS – 99.3%

Air Freight & Logistics – 0.5%

CH Robinson Worldwide, Inc.	1,360	$131,906

FedEx Corp.	1,428	336,337

United Parcel Service, Inc., Class B	2,380	508,059
		976,302

Auto Components – 0.1%

Aptiv plc* (a)	952	164,591

Automobiles – 5.2%

Ford Motor Co.*	12,580	214,866

General Motors Co.*	14,416	784,663

Tesla, Inc.*	8,092	9,014,488
		10,014,017

Banks – 6.3%

Bank of America Corp.	73,372	3,505,714

Citigroup, Inc.	20,740	1,434,378

Fifth Third Bancorp	5,508	239,763

Huntington Bancshares, Inc.	9,724	153,056

JPMorgan Chase & Co.	25,432	4,320,643

KeyCorp	9,248	215,201

PNC Financial Services Group, Inc. (The)	3,400	717,502

Regions Financial Corp.	6,460	152,973

Truist Financial Corp.	9,384	595,603

US Bancorp	13,328	804,611
		12,139,444

Beverages – 2.0%

Coca-Cola Co. (The)	27,200	1,533,264

Coca-Cola Europacific Partners plc	1,972	103,826

Keurig Dr Pepper, Inc.	1,836	66,261

PepsiCo, Inc.	13,328	2,153,805
		3,857,156

Biotechnology – 1.1%

AbbVie, Inc.	8,840	1,013,683

Gilead Sciences, Inc.	4,352	282,358

Regeneron Pharmaceuticals, Inc.*	476	304,611

Vertex Pharmaceuticals, Inc.*	2,584	477,859
		2,078,511

Investments	Shares	Value

Building Products – 0.4%

Johnson Controls International plc	5,372	$394,144

Trane Technologies plc	1,700	307,581
		701,725

Capital Markets – 3.3%

Bank of New York Mellon Corp. (The)	3,060	181,152

BlackRock, Inc.	1,428	1,347,261

CME Group, Inc.	1,292	284,951

FactSet Research Systems, Inc.	136	60,369

Goldman Sachs Group, Inc. (The)	3,264	1,349,174

Moody’s Corp.	1,020	412,233

Morgan Stanley	14,008	1,439,742

Raymond James Financial, Inc.	1,122	110,618

S&P Global, Inc.	1,972	935,044

State Street Corp.	3,060	301,563
		6,422,107

Chemicals – 1.2%

Air Products and Chemicals, Inc.	1,156	346,580

Albemarle Corp.	340	85,160

Celanese Corp.	1,224	197,688

Corteva, Inc.	2,652	114,434

Ecolab, Inc.	2,380	528,884

International Flavors & Fragrances, Inc.	1,632	240,638

PPG Industries, Inc.	1,224	196,538

Sherwin-Williams Co. (The)	1,972	624,355
		2,334,277

Commercial Services & Supplies – 0.2%

Cintas Corp.	952	412,311

Communications Equipment – 0.8%

Arista Networks, Inc.*	68	27,859

Cisco Systems, Inc.	27,472	1,537,608
		1,565,467

Consumer Finance – 0.7%

American Express Co.	3,196	555,401

Capital One Financial Corp.	3,400	513,502

Synchrony Financial	5,236	243,212
		1,312,115

See Accompanying Notes to the Financial Statements.

274	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® US ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Containers & Packaging – 0.3%

Amcor plc	4,692	$56,632

Ball Corp.	2,448	223,943

International Paper Co.	1,632	81,062

Packaging Corp. of America	816	112,094

Westrock Co.	1,632	78,499
		552,230

Distributors – 0.1%

LKQ Corp.*	204	11,236

Pool Corp.	340	175,155
		186,391

Diversified Telecommunication Services – 1.6%

AT&T, Inc.	47,396	1,197,223

Lumen Technologies, Inc.(a)	7,888	93,552

Verizon Communications, Inc.	34,136	1,808,866
		3,099,641

Electric Utilities – 0.9%

Alliant Energy Corp.	2,176	123,096

Duke Energy Corp.	5,100	520,251

Edison International	2,312	145,494

Entergy Corp.	1,360	140,107

Eversource Energy	2,584	219,382

FirstEnergy Corp.	4,420	170,303

NextEra Energy, Inc.	5,984	510,615
		1,829,248

Electrical Equipment – 0.8%

AMETEK, Inc.	1,768	234,083

Eaton Corp. plc	3,060	504,166

Emerson Electric Co.	6,052	587,104

Rockwell Automation, Inc.	952	304,069
		1,629,422

Electronic Equipment, Instruments & Components – 0.5%

Amphenol Corp., Class A	2,448	187,933

Keysight Technologies, Inc.*	1,020	183,620

TE Connectivity Ltd.	1,904	277,984

Teledyne Technologies, Inc.*	408	183,282

Trimble, Inc.*	1,496	130,706
		963,525

Investments	Shares	Value

Energy Equipment & Services – 0.4%

Baker Hughes Co.	3,740	$93,799

Halliburton Co.	6,868	171,632

Schlumberger NV	14,824	478,222
		743,653

Entertainment – 1.3%

Walt Disney Co. (The)*	14,960	2,529,287

Equity Real Estate Investment Trusts (REITs) – 2.5%

American Tower Corp.	3,672	1,035,394

AvalonBay Communities, Inc.	612	144,848

Digital Realty Trust, Inc.	2,244	354,126

Duke Realty Corp.	408	22,946

Equinix, Inc.(a)	748	626,128

Equity LifeStyle Properties, Inc.	1,904	160,907

Essex Property Trust, Inc.	340	115,576

Healthpeak Properties, Inc.	5,916	210,077

Host Hotels & Resorts, Inc.* (a)	5,236	88,122

Invitation Homes, Inc.	1,768	72,930

Iron Mountain, Inc.	2,108	96,209

Prologis, Inc.	4,216	611,151

Realty Income Corp.	1,904	136,003

Simon Property Group, Inc.	1,632	239,219

UDR, Inc.(a)	680	37,761

Ventas, Inc.	3,468	185,087

Welltower, Inc.	4,148	333,499

Weyerhaeuser Co.	5,032	179,743

WP Carey, Inc.(a)	2,244	173,035
		4,822,761

Food & Staples Retailing – 0.3%

Kroger Co. (The)	5,576	223,151

Sysco Corp.	1,904	146,418

Walgreens Boots Alliance, Inc.	4,488	211,026
		580,595

Food Products – 0.5%

Archer-Daniels-Midland Co.	2,380	152,891

General Mills, Inc.	3,468	214,323

Hershey Co. (The)	612	107,314

Hormel Foods Corp.	1,972	83,455

J M Smucker Co. (The)	1,020	125,317

Kellogg Co.	2,040	125,052

McCormick & Co., Inc. (Non-Voting)	680	54,557

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	275

FlexShares® STOXX® US ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food Products – (continued)

Tyson Foods, Inc., Class A	1,292	$103,321
		966,230

Health Care Equipment & Supplies – 3.6%

Abbott Laboratories	14,552	1,875,607

Align Technology, Inc.*	204	127,371

Baxter International, Inc.	2,244	177,186

Becton Dickinson and Co.	2,380	570,224

Boston Scientific Corp.*	11,424	492,717

Danaher Corp.	2,380	742,013

Edwards Lifesciences Corp.*	4,352	521,457

Hologic, Inc.*	2,516	184,448

IDEXX Laboratories, Inc.*	408	271,785

Insulet Corp.*	544	168,651

Medtronic plc	7,140	855,800

ResMed, Inc.	1,156	303,924

STERIS plc	340	79,472

West Pharmaceutical Services, Inc.	476	204,623

Zimmer Biomet Holdings, Inc.	1,700	243,304
		6,818,582

Health Care Providers & Services – 2.5%

AmerisourceBergen Corp.	816	99,568

Anthem, Inc.	2,448	1,065,198

CVS Health Corp.	8,636	771,022

Humana, Inc.	748	346,444

Laboratory Corp. of America Holdings*	408	117,104

McKesson Corp.	1,088	226,174

UnitedHealth Group, Inc.	4,556	2,097,901
		4,723,411

Health Care Technology – 0.2%

Cerner Corp.	544	40,414

Veeva Systems, Inc., Class A*	1,292	409,577
		449,991

Hotels, Restaurants & Leisure – 1.2%

Booking Holdings, Inc.*	204	493,839

Domino’s Pizza, Inc.	340	166,250

Marriott International, Inc., Class A*	2,788	446,136

MGM Resorts International	2,720	128,275

Investments	Shares	Value

Hotels, Restaurants & Leisure – (continued)

Starbucks Corp.	6,460	$685,212

Wynn Resorts Ltd.* (a)	68	6,107

Yum! Brands, Inc.	2,312	288,861
		2,214,680

Household Durables – 0.0%(b)

Whirlpool Corp.	272	57,346

Household Products – 2.3%

Church & Dwight Co., Inc.	1,700	148,512

Clorox Co. (The)	1,020	166,270

Colgate-Palmolive Co.	6,936	528,454

Kimberly-Clark Corp.	952	123,275

Procter & Gamble Co. (The)	24,004	3,432,332
		4,398,843

Independent Power and Renewable Electricity Producers – 0.0%(b)

AES Corp. (The)	2,176	54,683

Industrial Conglomerates – 1.3%

3M Co.	5,848	1,044,921

General Electric Co.	10,880	1,140,985

Roper Technologies, Inc.	476	232,226
		2,418,132

Insurance – 1.2%

Aflac, Inc.	5,372	288,315

Aon plc, Class A	1,292	413,337

Hartford Financial Services Group, Inc. (The)	1,632	119,022

Loews Corp.	544	30,502

MetLife, Inc.	5,712	358,714

Principal Financial Group, Inc.	2,176	145,988

Progressive Corp. (The)	5,100	483,888

Prudential Financial, Inc.	1,904	209,535

Travelers Cos., Inc. (The)	1,088	175,037
		2,224,338

Interactive Media & Services – 8.4%

Alphabet, Inc., Class C*	2,788	8,267,563

Meta Platforms, Inc., Class A*	23,732	7,678,963

Pinterest, Inc., Class A*	2,788	124,456

Zillow Group, Inc., Class C* (a)	68	7,047
		16,078,029

See Accompanying Notes to the Financial Statements.

276	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® US ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Internet & Direct Marketing Retail – 5.1%

Amazon.com, Inc.*	2,652	$8,943,684

eBay, Inc.	5,168	396,489

Etsy, Inc.* (a)	1,020	255,704

Farfetch Ltd., Class A*	3,128	122,649
		9,718,526

IT Services – 3.9%

Accenture plc, Class A	6,460	2,317,784

Akamai Technologies, Inc.*	544	57,370

Automatic Data Processing, Inc.	2,108	473,225

Broadridge Financial Solutions, Inc.	408	72,791

Cognizant Technology Solutions Corp., Class A	4,352	339,848

EPAM Systems, Inc.*	136	91,561

Fidelity National Information Services, Inc.	3,264	361,455

Gartner, Inc.*	408	135,419

International Business Machines Corp.	8,432	1,054,843

Mastercard, Inc., Class A	7,208	2,418,428

Wix.com Ltd.* (a)	476	88,517
		7,411,241

Leisure Products – 0.0%(b)

Hasbro, Inc.	680	65,117

Life Sciences Tools & Services – 1.0%

Agilent Technologies, Inc.	2,108	331,989

Bio-Rad Laboratories, Inc., Class A*	136	108,076

Charles River Laboratories International, Inc.*	204	91,531

Illumina, Inc.*	748	310,465

Mettler-Toledo International, Inc.*	204	302,100

Thermo Fisher Scientific, Inc.	1,292	817,926
		1,962,087

Machinery – 1.7%

Caterpillar, Inc.	5,440	1,109,814

Cummins, Inc.	952	228,328

Deere & Co.	2,244	768,144

Graco, Inc.	952	71,571

Illinois Tool Works, Inc.	1,224	278,913

Ingersoll Rand, Inc.*	884	47,524

Investments	Shares		Value

Machinery – (continued)

Otis Worldwide Corp.	2,380		$191,138

PACCAR, Inc.	1,292		115,789

Parker-Hannifin Corp.	680		201,681

Stanley Black & Decker, Inc.	748		134,438

Xylem, Inc.	884		115,441
			3,262,781

Media – 1.2%

Comcast Corp., Class A	38,012		1,954,957

Interpublic Group of Cos., Inc. (The)	2,788		101,957

Omnicom Group, Inc.	2,380		162,031
			2,218,945

Metals & Mining – 0.3%

Freeport-McMoRan, Inc.	7,276		274,451

Newmont Corp.	6,868		370,872
			645,323

Multiline Retail – 0.5%

Target Corp.	3,468		900,362

Multi-Utilities – 0.5%

CMS Energy Corp.	1,904		114,906

Dominion Energy, Inc.	3,264		247,835

Public Service Enterprise Group, Inc.	1,836		117,137

Sempra Energy	3,128		399,227

WEC Energy Group, Inc.	1,768		159,226
			1,038,331

Oil, Gas & Consumable Fuels – 2.5%

Chevron Corp.	18,428		2,109,822

ConocoPhillips	8,772		653,426

Exxon Mobil Corp.	22,304		1,437,939

Hess Corp.	1,360		112,295

Occidental Petroleum Corp.	1,904		63,841

Phillips 66	4,624		345,783

Valero Energy Corp.	1,632		126,203
			4,849,309

Paper & Forest Products – 0.0%(b)

Sylvamo Corp.*	—	(c)	10

Personal Products – 0.3%

Estee Lauder Cos., Inc. (The), Class A	1,904		617,524

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	277

FlexShares® STOXX® US ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – 6.0%

Bristol-Myers Squibb Co.	17,272	$1,008,685

Catalent, Inc.*	884	121,868

Eli Lilly and Co.	4,488	1,143,363

Johnson & Johnson	26,044	4,242,047

Merck & Co., Inc.	25,364	2,233,300

Pfizer, Inc.	46,376	2,028,486

Zoetis, Inc.	3,060	661,572
		11,439,321

Professional Services – 0.1%

Booz Allen Hamilton Holding Corp.	816	70,878

Leidos Holdings, Inc.	544	54,389
		125,267

Real Estate Management & Development – 0.1%

CBRE Group, Inc., Class A*	2,040	212,323

Road & Rail – 0.3%

CSX Corp.	8,908	322,202

JB Hunt Transport Services, Inc.	748	147,498

Lyft, Inc., Class A*	1,088	49,907
		519,607

Semiconductors & Semiconductor Equipment – 4.8%

Analog Devices, Inc.	1,836	318,528

Applied Materials, Inc.	7,412	1,012,850

Broadcom, Inc.	2,720	1,446,142

Intel Corp.	40,460	1,982,540

Lam Research Corp.	1,156	651,487

Microchip Technology, Inc.	2,720	201,525

Micron Technology, Inc.	11,356	784,700

ON Semiconductor Corp.*	1,360	65,375

QUALCOMM, Inc.	7,004	931,812

Texas Instruments, Inc.	9,180	1,721,066
		9,116,025

Software – 9.5%

Adobe, Inc.*	3,196	2,078,550

Autodesk, Inc.*	2,176	691,119

Coupa Software, Inc.*	272	61,934

Crowdstrike Holdings, Inc., Class A*	1,156	325,761

DocuSign, Inc.*	544	151,390

Investments	Shares	Value

Software – (continued)

Fortinet, Inc.*	884	$297,324

HubSpot, Inc.*	340	275,478

Intuit, Inc.	1,428	893,914

Microsoft Corp.	31,348	10,395,624

NortonLifeLock, Inc.	2,448	62,302

Oracle Corp.	16,388	1,572,265

salesforce.com, Inc.*	3,264	978,188

Synopsys, Inc.*	1,088	362,500
		18,146,349

Specialty Retail – 3.3%

Advance Auto Parts, Inc.	136	30,671

AutoZone, Inc.*	68	121,369

Best Buy Co., Inc.	1,088	132,997

Burlington Stores, Inc.*	612	169,089

Carvana Co.* (a)	544	164,930

Home Depot, Inc. (The)	10,608	3,943,418

Lowe’s Cos., Inc.	4,964	1,160,683

TJX Cos., Inc. (The)	7,888	516,585

Ulta Beauty, Inc.*	340	124,902
		6,364,644

Technology Hardware, Storage & Peripherals – 5.2%

Apple, Inc.	60,520	9,065,896

Dell Technologies, Inc., Class C*	1,496	164,545

Hewlett Packard Enterprise Co.	8,364	122,533

HP, Inc.	11,968	362,989

NetApp, Inc.	1,700	151,810

Western Digital Corp.*	2,244	117,339
		9,985,112

Textiles, Apparel & Luxury Goods – 0.9%

Lululemon Athletica, Inc.*	1,156	538,708

NIKE, Inc., Class B	6,732	1,126,196

VF Corp.	204	14,867
		1,679,771

Tobacco – 0.2%

Altria Group, Inc.	7,548	332,942

Trading Companies & Distributors – 0.1%

WW Grainger, Inc.	340	157,457

See Accompanying Notes to the Financial Statements.

278	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® US ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Water Utilities – 0.1%

American Water Works Co., Inc.	1,496	$260,573
Total Common Stocks (Cost $149,948,638)		190,347,988

Total Investments – 99.3% (Cost $149,948,638)		190,347,988

Other assets less liabilities – 0.7%		1,294,757
Net Assets – 100.0%		$191,642,745

*	Non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 was $1,207,643, collateralized in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00% – 7.25%, and maturity dates ranging from November 23, 2021 – February 15, 2051; a total value of $1,250,931.

(b)	Represents less than 0.05% of net assets.

(c)	Amount represents less than one share.

Percentages shown are based on Net Assets.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$41,314,617
Aggregate gross unrealized depreciation	(918,965)
Net unrealized appreciation	$40,395,652
Federal income tax cost	$149,991,827

Futures Contracts

FlexShares® STOXX® US ESG Select Index Fund had the following open futures contracts as of October 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
S&P 500 E-Mini Index	5	12/17/2021	USD	$1,149,250	$39,491

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	99.3%
Others(1)	0.7
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	279

Schedule of Investments

FlexShares® STOXX® Global ESG Select Index Fund

October 31, 2021

Investments	Shares	Value

COMMON STOCKS – 97.8%

Aerospace & Defense – 0.0%(a)

Meggitt plc*	8,343	$85,771

Air Freight & Logistics – 0.4%

CH Robinson Worldwide, Inc.(b)	725	70,318

Deutsche Post AG (Registered)	3,708	229,659

DSV A/S	1,377	320,347

Royal Mail plc	4,100	23,633

SG Holdings Co. Ltd.	2,500	62,486

Yamato Holdings Co. Ltd.(b)	2,500	61,324
		767,767

Airlines – 0.1%

ANA Holdings, Inc.* (b)	2,500	58,167

International Consolidated Airlines Group SA*	2,675	6,007

Qantas Airways Ltd.*	2,075	8,338

Ryanair Holdings plc*	100	1,962

Singapore Airlines Ltd.*	7,500	28,921
		103,395

Auto Components – 0.3%

Bridgestone Corp.	5,000	220,083

Cie Generale des Etablissements Michelin SCA	1,080	169,602

Continental AG*	150	17,623

Dometic Group AB(c)	2,375	34,525

Faurecia SE	1,050	54,697

Magna International, Inc.	96	7,797

Nokian Renkaat OYJ	1,175	44,057

Valeo	375	10,992
		559,376

Automobiles – 4.2%

Bayerische Motoren Werke AG	1,917	193,537

Ferrari NV	432	102,486

General Motors Co.*	8,050	438,162

Honda Motor Co. Ltd.	7,500	220,281

Nissan Motor Co. Ltd.*	1,700	8,608

Renault SA*	800	28,755

Stellantis NV(b)	8,400	167,605

Suzuki Motor Corp.	2,500	111,270

Investments	Shares	Value

Automobiles – (continued)

Tesla, Inc.*	4,400	$4,901,600

Toyota Motor Corp.	75,000	1,319,776

Volkswagen AG (Preference)	1,025	229,906
		7,721,986

Banks – 8.8%

ABN AMRO Bank NV, CVA(d)	3,475	51,177

Australia & New Zealand Banking Group Ltd.	9,925	209,774

Banco Bilbao Vizcaya Argentaria SA	44,241	310,362

Banco BPM SpA	8,950	27,820

Banco de Sabadell SA*	85,860	69,195

Banco Santander SA(b)	63,801	241,916

Bank of America Corp.	62,225	2,973,111

Bank of Ireland Group plc* (b)	13,284	79,355

Bank of Montreal	2,268	245,856

Bank of Nova Scotia (The)	5,646	369,583

Bank Polska Kasa Opieki SA	575	19,002

Bankinter SA(b)	5,000	27,554

Barclays plc	107,775	298,789

BAWAG Group AG(d)	1,080	68,053

BNP Paribas SA	5,725	383,602

CaixaBank SA	18,600	53,489

Citigroup, Inc.	17,475	1,208,571

Commerzbank AG*	4,625	33,805

Commonwealth Bank of Australia	12,232	961,743

Danske Bank A/S	4,100	69,456

DBS Group Holdings Ltd.	3,294	77,019

DNB Bank ASA(b)	6,588	156,381

Erste Group Bank AG	1,450	62,254

Fifth Third Bancorp	2,975	129,502

Hang Seng Bank Ltd.	5,000	95,127

HSBC Holdings plc	123,152	745,299

Huntington Bancshares, Inc.	4,450	70,043

ING Groep NV	15,201	230,799

Intesa Sanpaolo SpA	122,900	349,520

JPMorgan Chase & Co.	13,340	2,266,333

KBC Group NV	1,375	128,189

KeyCorp	4,933	114,791

Lloyds Banking Group plc	436,350	300,379

See Accompanying Notes to the Financial Statements.

280	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Mitsubishi UFJ Financial Group, Inc.	92,500	$504,988

Mizuho Financial Group, Inc.	10,000	131,989

National Australia Bank Ltd.	14,661	316,151

NatWest Group plc	20,995	63,630

PNC Financial Services Group, Inc. (The)	1,400	295,442

Royal Bank of Canada	6,825	709,287

Skandinaviska Enskilda Banken AB, Class A	9,406	147,029

Societe Generale SA	6,399	213,530

Standard Chartered plc	3,101	21,037

Sumitomo Mitsui Trust Holdings, Inc.	2,500	82,307

Svenska Handelsbanken AB, Class A	8,264	94,624

Swedbank AB, Class A(b)	2,350	50,959

Toronto-Dominion Bank (The)	6,416	465,018

US Bancorp	7,375	445,229

Westpac Banking Corp.	15,613	301,030
		16,270,099

Beverages – 1.8%

Anheuser-Busch InBev SA/NV(b)	2,426	148,151

Britvic plc	6,350	77,294

Budweiser Brewing Co. APAC Ltd.(b) (d)	22,500	62,042

Carlsberg A/S, Class B	348	57,465

Coca-Cola Bottlers Japan Holdings, Inc.(b)	2,500	34,291

Coca-Cola Co. (The)	12,690	715,335

Coca-Cola Europacific Partners plc	1,109	58,389

Diageo plc	7,472	371,998

Heineken NV	1,200	133,065

Kirin Holdings Co. Ltd.	2,500	43,433

PepsiCo, Inc.	7,263	1,173,701

Pernod Ricard SA	1,350	310,427

Remy Cointreau SA(b)	125	25,257

Royal Unibrew A/S	375	46,575

Thai Beverage PCL	57,500	30,274

Investments	Shares	Value

Beverages – (continued)

Treasury Wine Estates Ltd.	9,350	$80,902
		3,368,599

Biotechnology – 0.9%

AbbVie, Inc.	4,976	570,583

CSL Ltd.	2,550	575,530

Genmab A/S*	120	53,836

Genus plc	250	18,951

Grifols SA(b)	200	4,582

PeptiDream, Inc.*	2,500	60,360

Regeneron Pharmaceuticals, Inc.*	250	159,985

Swedish Orphan Biovitrum AB*	1,025	27,807

Vertex Pharmaceuticals, Inc.*	888	164,218

Vitrolife AB	175	11,390
		1,647,242

Building Products – 0.5%

AGC, Inc.(b)	2,500	124,315

Assa Abloy AB, Class B	5,840	171,015

Cie de Saint-Gobain	3,726	256,817

Geberit AG (Registered)	250	195,568

Johnson Controls International plc	1,500	110,055

Lixil Corp.	2,500	64,109

ROCKWOOL International A/S, Class B	25	11,434

Trane Technologies plc	350	63,325
		996,638

Capital Markets – 2.9%

3i Group plc	4,850	90,681

Abrdn plc	13,650	47,525

Ashmore Group plc	15,850	73,305

BlackRock, Inc.	918	866,096

Credit Suisse Group AG (Registered)	2,987	31,160

Euronext NV(d)	100	11,272

Goldman Sachs Group, Inc. (The)	2,598	1,073,883

Hong Kong Exchanges & Clearing Ltd.	5,000	302,608

IG Group Holdings plc	2,325	25,289

Intermediate Capital Group plc	2,160	64,872

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	281

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

Julius Baer Group Ltd.	1,566	$113,420

London Stock Exchange Group plc	2,250	218,977

Macquarie Group Ltd.(e)	2,714	403,274

Moody’s Corp.	175	70,726

Morgan Stanley	9,248	950,509

S&P Global, Inc.	775	367,474

State Street Corp.	2,000	197,100

UBS Group AG (Registered)	25,888	471,579
		5,379,750

Chemicals – 1.6%

Air Liquide SA	2,100	350,536

Akzo Nobel NV	1,225	140,941

Arkema SA	730	99,854

Asahi Kasei Corp.	2,500	26,233

BASF SE	2,350	169,373

Celanese Corp.	600	96,906

Chr Hansen Holding A/S(b)	100	7,965

Clariant AG (Registered)*	2,125	44,791

Covestro AG(d)	375	24,042

Croda International plc	621	80,510

Ecolab, Inc.	1,150	255,553

Evonik Industries AG	1,701	55,157

FUCHS PETROLUB SE (Preference)	700	33,569

Givaudan SA (Registered)	50	235,787

Hexpol AB	2,042	23,847

Johnson Matthey plc	1,725	64,623

Koninklijke DSM NV	1,126	246,344

Kuraray Co. Ltd.(b)	5,000	45,165

LANXESS AG	325	21,912

Mitsubishi Chemical Holdings Corp.	10,000	82,675

Mitsui Chemicals, Inc.	2,500	74,107

Nippon Paint Holdings Co. Ltd.(b)	2,500	26,727

Novozymes A/S, Class B	1,080	79,500

Orica Ltd.	1,300	14,773

Sherwin-Williams Co. (The)	800	253,288

Sika AG (Registered)	750	254,446

Solvay SA	425	50,560

Investments	Shares	Value

Chemicals – (continued)

Symrise AG	300	$41,505

Yara International ASA	150	7,816
		2,908,505

Commercial Services & Supplies – 0.3%

Brambles Ltd.	7,300	55,050

Cintas Corp.	450	194,895

Downer EDI Ltd.	1,286	6,085

Elis SA*	2,325	44,099

HomeServe plc	4,025	47,173

ISS A/S*	1,050	20,924

Rentokil Initial plc	13,548	109,271

Secom Co. Ltd.	1,600	108,594

SPIE SA	962	23,379

TOPPAN, Inc.	2,500	40,188
		649,658

Communications Equipment – 0.2%

Nokia OYJ*	22,163	127,471

Telefonaktiebolaget LM Ericsson, Class B	15,147	165,782
		293,253

Construction & Engineering – 0.4%

Bouygues SA	2,550	103,285

Eiffage SA	725	74,638

Ferrovial SA	1,662	52,431

Kajima Corp.	2,500	30,695

Obayashi Corp.	10,000	84,017

Skanska AB, Class B	2,694	68,381

Sweco AB, Class B	975	15,519

Taisei Corp.	2,500	78,272

Vinci SA	2,075	221,807
		729,045

Construction Materials – 0.2%

CRH plc(b)	4,058	194,795

HeidelbergCement AG	756	56,990

Holcim Ltd.*	2,024	101,250

Taiheiyo Cement Corp.	2,500	52,861
		405,896

Consumer Finance – 0.2%

Capital One Financial Corp.	1,630	246,179

See Accompanying Notes to the Financial Statements.

282	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares		Value

COMMON STOCKS – (continued)

Consumer Finance – (continued)

Synchrony Financial	1,250		$58,062
			304,241

Containers & Packaging – 0.2%

Ball Corp.	1,539		140,788

DS Smith plc	7,125		37,445

Orora Ltd.	1,625		4,028

Packaging Corp. of America	625		85,856

SIG Combibloc Group AG*	1,377		36,047

Smurfit Kappa Group plc	1,020		53,460
			357,624

Distributors – 0.0%(a)

Pool Corp.	125		64,395

Diversified Financial Services – 0.1%

EXOR NV	730		68,851

Groupe Bruxelles Lambert SA	759		88,055

Industrivarden AB, Class A(b)	—	(f)	4

Kinnevik AB, Class B* (b)	1,341		52,564

L E Lundbergforetagen AB, Class B	756		43,537

Wendel SE	150		19,980
			272,991

Diversified Telecommunication Services – 0.8%

BT Group plc*	30,000		57,119

Cellnex Telecom SA(d)	3,390		208,629

Deutsche Telekom AG (Registered)	18,441		343,118

Elisa OYJ	788		47,584

Koninklijke KPN NV	26,895		80,456

Orange SA	870		9,499

PCCW Ltd.	25,000		12,887

Proximus SADP	1,750		32,980

Singapore Telecommunications Ltd.	74,100		137,375

Spark New Zealand Ltd.	11,150		36,426

Swisscom AG (Registered)	150		81,817

Telecom Italia SpA	164,700		58,724

Telenor ASA(b)	5,300		83,548

Telia Co. AB(b)	12,200		48,006

Telstra Corp. Ltd.	88,226		253,138

Investments	Shares	Value

Diversified Telecommunication Services – (continued)

TELUS Corp.	3,668	$84,010
		1,575,316

Electric Utilities – 0.9%

Chubu Electric Power Co., Inc.(b)	5,000	51,699

CLP Holdings Ltd.	12,500	122,364

Duke Energy Corp.	1,475	150,465

EDP – Energias de Portugal SA	8,254	46,652

Electricite de France SA	5,481	80,745

Elia Group SA/NV(b)	125	14,596

Endesa SA	225	5,193

Enel SpA	19,799	165,794

Eversource Energy	2,025	171,923

FirstEnergy Corp.	3,036	116,977

Fortum OYJ	2,627	78,131

Iberdrola SA	21,751	257,125

Kansai Electric Power Co., Inc. (The)	2,500	22,977

Origin Energy Ltd.	1,750	6,638

Orsted A/S(d)	850	120,062

Red Electrica Corp. SA	625	13,026

SSE plc	7,175	161,640

Terna – Rete Elettrica Nazionale	10,014	74,654

Verbund AG	891	92,903
		1,753,564

Electrical Equipment – 1.3%

ABB Ltd. (Registered)	10,396	344,618

AMETEK, Inc.	450	59,580

Eaton Corp. plc	1,525	251,259

Emerson Electric Co.	4,075	395,316

Legrand SA	1,318	143,740

Nidec Corp.(b)	4,000	440,956

Prysmian SpA	1,572	59,488

Rockwell Automation, Inc.(b)	400	127,760

Schneider Electric SE	2,000	344,629

Siemens Energy AG*	2,250	64,627

Signify NV(d)	319	15,449

Vestas Wind Systems A/S	4,070	176,201
		2,423,623

Electronic Equipment, Instruments & Components – 1.0%

Alps Alpine Co. Ltd.(b)	2,500	24,337

Amphenol Corp., Class A	675	51,820

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	283

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electronic Equipment, Instruments & Components – (continued)

Halma plc	2,200	$89,323

Hexagon AB, Class B	8,350	134,168

Ibiden Co. Ltd.	1,800	107,503

Keysight Technologies, Inc.*	475	85,509

Kyocera Corp.	2,500	145,911

Murata Manufacturing Co. Ltd.	5,000	379,434

Omron Corp.	1,200	114,396

Shimadzu Corp.	2,500	101,184

Taiyo Yuden Co. Ltd.	100	5,043

TDK Corp.	3,600	130,392

TE Connectivity Ltd.	1,296	189,216

Teledyne Technologies, Inc.*	200	89,844

Trimble, Inc.*	400	34,948

Venture Corp. Ltd.	2,500	34,872

Yokogawa Electric Corp.	2,500	49,814
		1,767,714

Energy Equipment & Services – 0.2%

Halliburton Co.	4,300	107,457

Schlumberger NV	8,175	263,725

Worley Ltd.	252	2,048
		373,230

Entertainment – 1.1%

Nintendo Co. Ltd.	500	220,127

Ubisoft Entertainment SA*	25	1,309

Walt Disney Co. (The)*	10,250	1,732,967
		1,954,403

Equity Real Estate Investment Trusts (REITs) – 1.3%

alstria office REIT-AG	3,357	62,780

American Tower Corp.	1,100	310,167

Assura plc	16,850	16,838

Big Yellow Group plc	1,375	27,876

British Land Co. plc (The)	11,610	78,665

CapitaLand Integrated Commercial Trust	324	517

Cofinimmo SA	118	19,049

Covivio	575	49,773

Derwent London plc	1,350	62,584

Dexus	11,300	92,258

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Digital Realty Trust, Inc.(b)	625	$98,631

Equinix, Inc.	200	167,414

Equity LifeStyle Properties, Inc.	1,725	145,780

Essex Property Trust, Inc.	50	16,997

Gecina SA	168	23,534

Goodman Group	10,499	172,699

GPT Group (The)	630	2,442

Healthpeak Properties, Inc.	3,807	135,187

Iron Mountain, Inc.(b)	350	15,974

Klepierre SA	1,825	43,422

Land Securities Group plc	4,650	43,789

Link REIT	10,000	88,700

Mirvac Group	17,082	36,181

Orix JREIT, Inc.	25	41,416

Segro plc	2,598	46,029

Stockland	15,417	52,688

Unibail-Rodamco-Westfield*	550	39,341

UNITE Group plc (The)	2,550	38,048

Welltower, Inc.(b)	2,875	231,150

Weyerhaeuser Co.	1,975	70,547

WP Carey, Inc.(b)	1,650	127,231
		2,357,707

Food & Staples Retailing – 0.5%

Aeon Co. Ltd.	7,500	172,199

Carrefour SA	750	13,588

Coles Group Ltd.	5,550	71,450

Etablissements Franz Colruyt NV	109	5,353

J Sainsbury plc	6,050	24,829

Jeronimo Martins SGPS SA	1,254	28,443

Kesko OYJ, Class B	1,283	41,707

Koninklijke Ahold Delhaize NV	5,250	170,906

Tesco plc	48,375	178,971

Woolworths Group Ltd.	5,925	169,466
		876,912

Food Products – 1.5%

AAK AB	698	15,255

Ajinomoto Co., Inc.	2,500	74,677

Associated British Foods plc	25	613

Barry Callebaut AG (Registered)	25	57,948

Danone SA	2,073	135,182

General Mills, Inc.	2,540	156,972

See Accompanying Notes to the Financial Statements.

284	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food Products – (continued)

J M Smucker Co. (The)	100	$12,286

Kagome Co. Ltd.	2,500	63,363

Kerry Group plc, Class A(b)	775	104,126

Mowi ASA	2,598	75,121

Nestle SA (Registered)	14,874	1,966,705

Orkla ASA	4,975	48,319

Salmar ASA	225	17,103
		2,727,670

Gas Utilities – 0.1%

Enagas SA	2,175	48,843

Italgas SpA	3,500	22,236

Naturgy Energy Group SA(b)	825	21,701

Rubis SCA	1,650	52,873

Snam SpA	13,327	75,525

Tokyo Gas Co. Ltd.	2,500	43,390
		264,568

Health Care Equipment & Supplies – 3.0%

Abbott Laboratories	9,074	1,169,548

Alcon, Inc.	1,500	124,202

Ambu A/S, Class B(b)	325	9,267

Ansell Ltd.	1,350	31,951

Baxter International, Inc.	800	63,168

Becton Dickinson and Co.	1,025	245,580

BioMerieux	200	25,471

Boston Scientific Corp.*	7,560	326,063

Cochlear Ltd.	379	62,752

Coloplast A/S, Class B	475	77,512

Danaher Corp.	2,106	656,588

Edwards Lifesciences Corp.*	2,268	271,752

Fisher & Paykel Healthcare Corp. Ltd.	2,325	51,930

Getinge AB, Class B	904	40,450

Hologic, Inc.*	1,525	111,798

Hoya Corp.	3,400	498,706

Insulet Corp.*	375	116,257

Koninklijke Philips NV	4,175	196,764

Medtronic plc	4,557	546,202

Olympus Corp.	5,000	107,893

ResMed, Inc.	575	151,173

Sartorius AG (Preference)	150	97,278

Investments	Shares	Value

Health Care Equipment & Supplies – (continued)

Smith & Nephew plc	2,325	$39,997

Sonova Holding AG (Registered)	414	171,399

Straumann Holding AG (Registered)	75	156,115

Sysmex Corp.	900	111,055

West Pharmaceutical Services, Inc.	75	32,241

Zimmer Biomet Holdings, Inc.	600	85,872
		5,578,984

Health Care Providers & Services – 0.6%

Anthem, Inc.	1,633	710,567

Fresenius Medical Care AG & Co. KGaA	75	4,987

Fresenius SE & Co. KGaA	842	38,260

Humana, Inc.	300	138,948

Laboratory Corp. of America Holdings*	175	50,229

Orpea SA	425	44,363

Ramsay Health Care Ltd.	486	25,706

Sonic Healthcare Ltd.	3,475	104,481
		1,117,541

Health Care Technology – 0.1%

M3, Inc.	2,500	147,073

Hotels, Restaurants & Leisure – 1.0%

Accor SA*	1,750	62,599

Aristocrat Leisure Ltd.	5,082	178,182

Booking Holdings, Inc.*	100	242,078

Crown Resorts Ltd.*	1,450	10,847

Domino’s Pizza Enterprises Ltd.	437	44,462

Domino’s Pizza, Inc.	225	110,018

Entain plc*	3,550	99,659

Genting Singapore Ltd.	2,500	1,446

Greggs plc	725	30,360

InterContinental Hotels Group plc*	525	36,831

Marriott International, Inc., Class A*	2,075	332,042

MGM Resorts International	1,950	91,962

Oriental Land Co. Ltd.(b)	1,400	220,268

Restaurant Brands International, Inc.	1,775	100,338

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	285

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Hotels, Restaurants & Leisure – (continued)

Sands China Ltd.*	10,000	$22,856

Skylark Holdings Co. Ltd.*	2,500	33,830

Sodexo SA*	125	12,151

Star Entertainment Grp Ltd. (The)* (b)	17,650	48,520

TUI AG, DI*	6,425	21,604

Whitbread plc*	275	12,327

Yum! Brands, Inc.	1,100	137,434
		1,849,814

Household Durables – 0.9%

Barratt Developments plc	1,550	14,087

Berkeley Group Holdings plc	780	46,564

Casio Computer Co. Ltd.(b)	2,500	35,212

Countryside Properties plc* (d)	1,525	9,833

Electrolux AB, Class B(b)	425	9,645

Husqvarna AB, Class B	3,299	46,920

Panasonic Corp.	10,000	122,122

Persimmon plc	1,675	62,474

SEB SA	50	7,829

Sekisui House Ltd.	5,000	103,552

Sharp Corp.	2,500	29,401

Sony Group Corp.	10,000	1,152,379

Taylor Wimpey plc	31,175	66,044
		1,706,062

Household Products – 1.8%

Colgate-Palmolive Co.	3,325	253,332

Essity AB, Class B	2,575	83,290

Henkel AG & Co. KGaA (Preference)	96	8,596

Lion Corp.	2,500	41,548

Procter & Gamble Co. (The)	17,809	2,546,509

Reckitt Benckiser Group plc	3,814	309,761

Unicharm Corp.	2,500	100,680
		3,343,716

Independent Power and Renewable Electricity Producers – 0.0%(a)

Meridian Energy Ltd.	6,250	22,319

Industrial Conglomerates – 1.4%

3M Co.	3,075	549,441

Investments	Shares	Value

Industrial Conglomerates – (continued)

CK Hutchison Holdings Ltd.(b)	12,500	$84,120

General Electric Co.	9,075	951,695

Hitachi Ltd.	5,000	287,393

Rheinmetall AG	1,050	101,875

Roper Technologies, Inc.	225	109,771

Siemens AG (Registered)	2,889	468,998

Smiths Group plc	1,625	30,193
		2,583,486

Insurance – 2.2%

Admiral Group plc	846	33,282

Aegon NV	3,875	19,664

Aflac, Inc.	2,650	142,226

AIA Group Ltd.	20,000	225,863

Allianz SE (Registered)	380	88,457

ASR Nederland NV	1,428	66,862

Assicurazioni Generali SpA(b)	6,540	142,665

Aviva plc	26,082	141,113

AXA SA	10,307	300,103

Dai-ichi Life Holdings, Inc.	7,500	157,959

Direct Line Insurance Group plc	15,325	61,424

Gjensidige Forsikring ASA	525	13,039

Hannover Rueck SE	175	31,998

Insurance Australia Group Ltd.	24,570	88,582

Japan Post Holdings Co. Ltd.* (b)	17,700	135,825

Japan Post Insurance Co. Ltd.	2,500	40,561

Legal & General Group plc	32,535	128,842

Medibank Pvt Ltd.	12,876	32,108

MetLife, Inc.	2,250	141,300

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	575	170,480

Poste Italiane SpA(d)	3,679	52,538

Power Corp. of Canada	3,036	100,959

Powszechny Zaklad Ubezpieczen SA	1,625	16,264

Principal Financial Group, Inc.	850	57,027

Progressive Corp. (The)	3,300	313,104

Prudential plc	15,550	318,555

QBE Insurance Group Ltd.	13,258	117,804

Sampo OYJ, Class A	2,569	136,757

Storebrand ASA	720	7,706

Sun Life Financial, Inc.	2,241	127,512

See Accompanying Notes to the Financial Statements.

286	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Suncorp Group Ltd.	13,885	$122,228

Swiss Life Holding AG (Registered)	150	82,506

Swiss Re AG	887	86,045

Zurich Insurance Group AG	1,075	477,529
		4,178,887

Interactive Media & Services – 5.1%

Alphabet, Inc., Class C*	1,975	5,856,685

Meta Platforms, Inc., Class A*	10,307	3,335,036

Pinterest, Inc., Class A*	2,225	99,324

Rightmove plc	5,342	50,628

Z Holdings Corp.	20,800	128,786

Zillow Group, Inc., Class C*	50	5,181
		9,475,640

Internet & Direct Marketing Retail – 5.1%

Amazon.com, Inc.*	2,606	8,788,553

Delivery Hero SE* (d)	702	87,373

eBay, Inc.	2,470	189,498

Etsy, Inc.* (b)	775	194,285

Farfetch Ltd., Class A*	100	3,921

HelloFresh SE*	459	37,182

Just Eat Takeaway.com NV* (d)	567	40,761

Rakuten Group, Inc.(b)	2,500	27,406

Zalando SE* (d)	1,292	121,976

Zalando SE* (d) (e)	233	21,997
		9,512,952

IT Services – 3.0%

Accenture plc, Class A	5,879	2,109,326

Afterpay Ltd.*	1,125	104,178

Alten SA	100	16,109

Amadeus IT Group SA*	456	30,522

Atos SE	650	33,834

Capgemini SE	775	180,540

Cognizant Technology Solutions Corp., Class A	2,625	204,986

Computershare Ltd.	1,170	16,486

Edenred	1,325	71,715

Fujitsu Ltd.	1,900	327,012

Gartner, Inc.*	225	74,680

Investments	Shares	Value

IT Services – (continued)

International Business Machines Corp.	6,902	$863,440

Mastercard, Inc., Class A	3,475	1,165,932

Nexi SpA* (d)	1,225	21,300

Nomura Research Institute Ltd.	2,500	99,540

NTT Data Corp.	5,000	100,110

Sopra Steria Group SACA	75	14,764

Wix.com Ltd.* (b)	300	55,788

Worldline SA* (d)	1,000	58,302
		5,548,564

Leisure Products – 0.1%

Bandai Namco Holdings, Inc.	1,400	106,659

Hasbro, Inc.	475	45,486

Yamaha Corp.	900	56,672
		208,817

Life Sciences Tools & Services – 0.7%

Agilent Technologies, Inc.	1,225	192,925

Bio-Rad Laboratories, Inc., Class A*	162	128,738

Eurofins Scientific SE(b)	600	70,782

Illumina, Inc.*	425	176,401

Lonza Group AG (Registered)	405	332,687

Mettler-Toledo International, Inc.*	150	222,132

Sartorius Stedim Biotech	189	104,155
		1,227,820

Machinery – 1.8%

Aalberts NV	600	33,225

Alfa Laval AB	2,013	86,183

Alstom SA	275	9,796

Atlas Copco AB, Class A(b)	3,213	206,431

Caterpillar, Inc.	3,025	617,130

CNH Industrial NV	7,050	121,808

Cummins, Inc.	425	101,932

Daifuku Co. Ltd.	800	73,317

Deere & Co.	1,146	392,287

Epiroc AB, Class A(b)	4,380	108,984

FANUC Corp.	800	156,527

GEA Group AG	1,000	49,287

Georg Fischer AG (Registered)	25	37,893

IMI plc	2,200	49,276

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	287

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

Kawasaki Heavy Industries Ltd.(b)	2,500	$50,559

KION Group AG	379	41,404

Komatsu Ltd.	5,000	130,081

Kone OYJ, Class B	1,665	113,605

Kubota Corp.(b)	5,000	106,227

Metso Outotec OYJ	8,019	80,550

MINEBEA MITSUMI, Inc.	2,500	63,034

Nabtesco Corp.(b)	2,600	84,139

NSK Ltd.	10,000	67,091

Otis Worldwide Corp.	350	28,108

Parker-Hannifin Corp.	27	8,008

Rotork plc	6,190	30,054

Schindler Holding AG	275	71,688

Spirax-Sarco Engineering plc	500	106,953

Trelleborg AB, Class B	2,550	58,239

Valmet OYJ	466	18,929

Volvo AB, Class B	5,925	137,920

Wartsila OYJ Abp	4,203	58,343

Weir Group plc (The)	150	3,567

Xylem, Inc.	175	22,853
		3,325,428

Marine – 0.1%

AP Moller – Maersk A/S, Class B	25	72,316

Kuehne + Nagel International AG (Registered)	50	15,776

Nippon Yusen KK	1,500	107,608
		195,700

Media – 0.3%

Informa plc*	13,554	96,500

Interpublic Group of Cos., Inc. (The)	850	31,085

ITV plc*	42,000	61,976

Omnicom Group, Inc.	1,975	134,458

Pearson plc	8,019	66,216

Publicis Groupe SA	1,628	109,159

SES SA, Receipts	3,000	26,969

Vivendi SE	3,630	46,776

Investments	Shares	Value

Media – (continued)

WPP plc	1,550	$22,436
		595,575

Metals & Mining – 0.8%

Alumina Ltd.(b)	2,425	3,625

Antofagasta plc	300	5,862

ArcelorMittal SA(b)	2,772	94,072

BlueScope Steel Ltd.	3,708	57,428

Boliden AB	2,250	79,353

Evraz plc	1,460	12,440

Fortescue Metals Group Ltd.	9,225	96,520

Glencore plc*	60,400	302,403

JFE Holdings, Inc.	2,500	38,215

Newmont Corp.	2,650	143,066

Norsk Hydro ASA	5,725	41,878

Northern Star Resources Ltd.	1,225	8,502

Polymetal International plc	3,500	65,008

Rio Tinto Ltd.	1,450	98,334

Rio Tinto plc	4,733	295,874

South32 Ltd.	50,787	136,182

Sumitomo Metal Mining Co. Ltd.	2,500	96,974
		1,575,736

Multiline Retail – 0.3%

Marks & Spencer Group plc*	7,550	19,001

Marui Group Co. Ltd.	2,500	48,871

Next plc	759	82,878

Target Corp.	1,701	441,614
		592,364

Multi-Utilities – 0.5%

A2A SpA	16,060	33,788

AGL Energy Ltd.(b)	5,000	21,481

Centrica plc*	63,575	52,566

E.ON SE	4,730	60,026

Engie SA	5,200	73,994

National Grid plc(b)	24,844	318,550

RWE AG	1,712	65,915

Sempra Energy	1,250	159,537

Suez SA	875	19,933

Veolia Environnement SA	4,162	135,969
		941,759

See Accompanying Notes to the Financial Statements.

288	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – 2.7%

Aker BP ASA	1,700	$65,092

Ampol Ltd.	50	1,147

BP plc	88,751	426,037

Canadian Natural Resources Ltd.	4,380	185,864

Chevron Corp.	12,378	1,417,157

ENEOS Holdings, Inc.	1,500	6,046

Eni SpA	7,030	100,912

Equinor ASA	4,975	125,709

Exxon Mobil Corp.	13,701	883,303

Galp Energia SGPS SA	7,592	79,002

Koninklijke Vopak NV	75	2,986

Lundin Energy AB	1,593	62,915

Neste OYJ	2,625	146,391

Oil Search Ltd.	3,575	11,519

OMV AG	575	34,868

Phillips 66	3,200	239,296

Polski Koncern Naftowy ORLEN SA	1,400	30,222

Repsol SA	9,375	119,949

Royal Dutch Shell plc, Class A	23,254	537,353

Santos Ltd.(b)	25	131

Suncor Energy, Inc.	8,560	224,782

TotalEnergies SE	7,353	369,047

Woodside Petroleum Ltd.	325	5,678
		5,075,406

Paper & Forest Products – 0.1%

Mondi plc	2,306	57,687

Stora Enso OYJ, Class R	4,800	79,878

Svenska Cellulosa AB SCA, Class B	3,150	49,111
		186,676

Personal Products – 1.0%

Beiersdorf AG	336	35,734

Estee Lauder Cos., Inc. (The), Class A	1,196	387,899

L’Oreal SA	1,458	666,387

Pola Orbis Holdings, Inc.(b)	2,500	53,278

Shiseido Co. Ltd.(b)	2,500	166,082

Unilever plc	5,649	302,743

Investments	Shares	Value

Personal Products – (continued)

Unilever plc	3,201	$171,649
		1,783,772

Pharmaceuticals – 7.3%

Astellas Pharma, Inc.	10,000	168,121

AstraZeneca plc	9,798	1,221,380

Bayer AG (Registered)	998	56,211

Bristol-Myers Squibb Co.	8,111	473,682

Eli Lilly and Co.	2,781	708,488

GlaxoSmithKline plc	13,341	275,880

Hikma Pharmaceuticals plc	379	12,505

Ipsen SA	400	41,383

Johnson & Johnson	22,683	3,694,607

Merck & Co., Inc.	12,669	1,115,505

Merck KGaA	700	165,417

Novartis AG (Registered)	6,700	554,624

Novo Nordisk A/S, Class B	6,425	703,933

Ono Pharmaceutical Co. Ltd.	5,000	104,604

Orion OYJ, Class B	1,350	58,476

Otsuka Holdings Co. Ltd.(b)	2,500	98,531

Pfizer, Inc.	31,100	1,360,314

Roche Holding AG	3,925	1,520,817

Sanofi	5,185	518,610

Santen Pharmaceutical Co. Ltd.	5,000	70,204

Shionogi & Co. Ltd.	2,500	162,399

Sumitomo Dainippon Pharma Co. Ltd.(b)	2,500	35,234

UCB SA	756	90,200

Vifor Pharma AG	50	6,462

Zoetis, Inc.	1,200	259,440
		13,477,027

Professional Services – 0.5%

Adecco Group AG (Registered)	200	10,084

Booz Allen Hamilton Holding Corp.	575	49,945

Bureau Veritas SA	2,071	65,812

Intertek Group plc	161	10,803

Randstad NV	150	10,797

RELX plc	14,250	442,231

SGS SA (Registered)	25	74,090

Teleperformance	405	169,243

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	289

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Professional Services – (continued)

Wolters Kluwer NV	1,431	$150,102
		983,107

Real Estate Management & Development – 0.4%

Aroundtown SA(b)	4,899	34,073

Capitaland Investment Ltd.*	2,100	5,357

Castellum AB(b)	1,634	43,454

CBRE Group, Inc., Class A*	750	78,060

City Developments Ltd.	7,500	40,712

CK Asset Holdings Ltd.	12,500	77,211

Deutsche Wohnen SE* (e)	400	24,534

Entra ASA(b) (d)	2,835	70,646

Grand City Properties SA	2,725	69,882

Lendlease Corp. Ltd.	25	196

Mitsubishi Estate Co. Ltd.	5,000	75,773

Swire Properties Ltd.	15,000	40,204

Swiss Prime Site AG (Registered)	918	93,432

Tokyo Tatemono Co. Ltd.	2,500	36,615

Vonovia SE	162	9,835

Wihlborgs Fastigheter AB	1,175	27,800
		727,784

Road & Rail – 0.5%

Aurizon Holdings Ltd.	2,366	5,989

Canadian National Railway Co.	4,293	569,652

ComfortDelGro Corp. Ltd.	57,500	66,518

JB Hunt Transport Services, Inc.	200	39,438

Kyushu Railway Co.	2,500	55,821

MTR Corp. Ltd.	12,500	68,132

Tokyu Corp.	2,500	35,124
		840,674

Semiconductors & Semiconductor Equipment – 5.3%

Advantest Corp.	1,100	90,007

ams AG* (b)	730	14,452

Analog Devices, Inc.(b)	1,275	221,200

Applied Materials, Inc.	4,800	655,920

ASM International NV	250	113,237

ASM Pacific Technology Ltd.	2,500	27,012

ASML Holding NV	2,500	2,026,634

Broadcom, Inc.(b)	1,625	863,964

Infineon Technologies AG	7,398	345,835

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – (continued)

Intel Corp.	33,975	$1,664,775

Lam Research Corp.	825	464,945

Microchip Technology, Inc.	1,400	103,726

Micron Technology, Inc.	7,775	537,252

Nordic Semiconductor ASA*	575	16,993

ON Semiconductor Corp.*	1,125	54,079

QUALCOMM, Inc.	5,479	728,926

Renesas Electronics Corp.*	10,000	122,955

Rohm Co. Ltd.	400	36,413

STMicroelectronics NV	3,825	181,021

SUMCO Corp.	2,500	47,446

Texas Instruments, Inc.	8,268	1,550,085
		9,866,877

Software – 8.8%

Adobe, Inc.*	2,141	1,392,421

Autodesk, Inc.*	1,767	561,217

Avast plc(d)	2,000	15,341

Coupa Software, Inc.*	175	39,848

Crowdstrike Holdings, Inc., Class A*	500	140,900

Dassault Systemes SE	3,807	221,957

Fortinet, Inc.*	375	126,128

HubSpot, Inc.* (b)	150	121,535

Intuit, Inc.	1,296	811,283

Microsoft Corp.	30,562	10,134,969

Oracle Corp.	15,046	1,443,513

Sage Group plc (The)	6,014	58,596

SAP SE	5,325	772,266

SimCorp A/S	475	57,443

Synopsys, Inc.*	926	308,525

WiseTech Global Ltd.	500	19,183

Xero Ltd.* (b)	600	67,378
		16,292,503

Specialty Retail – 2.2%

Best Buy Co., Inc.	1,126	137,642

Burlington Stores, Inc.*	475	131,238

Carvana Co.* (b)	225	68,216

Dufry AG (Registered)* (b)	400	21,179

Fast Retailing Co. Ltd.	200	132,445

H & M Hennes & Mauritz AB, Class B(b)	3,075	57,651

See Accompanying Notes to the Financial Statements.

290	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Specialty Retail – (continued)

Home Depot, Inc. (The)	6,237	$2,318,542

Industria de Diseno Textil SA(b)	3,175	114,784

Kingfisher plc	10,862	49,878

Lowe’s Cos., Inc.	3,051	713,385

TJX Cos., Inc. (The)	4,903	321,097

WH Smith plc*	1,100	23,552
		4,089,609

Technology Hardware, Storage & Peripherals – 5.3%

Apple, Inc.	59,001	8,838,351

Canon, Inc.(b)	5,000	112,169

Dell Technologies, Inc., Class C*	891	98,001

FUJIFILM Holdings Corp.	2,500	192,962

Hewlett Packard Enterprise Co.	4,685	68,635

HP, Inc.	11,043	334,934

NetApp, Inc.	698	62,332

Ricoh Co. Ltd.	2,500	24,249

Seiko Epson Corp.	2,500	44,420

Western Digital Corp.*	3,025	158,177
		9,934,230

Textiles, Apparel & Luxury Goods – 1.8%

adidas AG	875	286,868

Burberry Group plc	1,150	30,408

EssilorLuxottica SA – IM	282	58,311

EssilorLuxottica SA – MO	1,418	293,572

Hermes International	125	198,251

Kering SA	400	300,052

Lululemon Athletica, Inc.*	702	327,139

LVMH Moet Hennessy Louis Vuitton SE	1,150	901,243

Moncler SpA	1,431	102,872

NIKE, Inc., Class B	3,525	589,697

Pandora A/S	611	85,410

Shenzhou International Group Holdings Ltd.	2,500	53,927

Swatch Group AG (The)	200	54,982
		3,282,732

Tobacco – 0.1%

Imperial Brands plc	6,250	132,106

Investments	Shares	Value

Tobacco – (continued)

Japan Tobacco, Inc.(b)	2,500	$49,013
		181,119

Trading Companies & Distributors – 0.8%

Brenntag SE	640	60,910

Bunzl plc	3,625	134,262

Diploma plc	375	15,442

Electrocomponents plc	1,575	24,288

Ferguson plc	837	126,148

ITOCHU Corp.(b)	5,000	142,162

Mitsubishi Corp.	7,500	237,579

Mitsui & Co. Ltd.	12,500	284,148

Rexel SA*	2,300	45,674

Sojitz Corp.	3,999	65,759

Sumitomo Corp.	10,000	141,811

Toyota Tsusho Corp.	2,500	108,090

WW Grainger, Inc.	150	69,466
		1,455,739

Transportation Infrastructure – 0.2%

Aena SME SA* (d)	250	40,981

Aeroports de Paris* (b)	668	88,823

Atlantia SpA*	200	3,867

Auckland International Airport Ltd.*	7,756	44,349

Flughafen Zurich AG (Registered)* (b)	25	4,514

Getlink SE	2,949	45,338

Transurban Group	15,528	156,752
		384,624

Water Utilities – 0.1%

American Water Works Co., Inc.	850	148,053

Pennon Group plc	100	1,598

Severn Trent plc	1,984	74,462
		224,113

Wireless Telecommunication Services – 0.1%

Millicom International Cellular SA, SDR*	575	20,112

Vodafone Group plc	132,108	195,646
		215,758
Total Common Stocks (Cost $130,421,300)		181,690,925

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	291

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Principal Amount		Value

CONVERTIBLE BONDS – 0.0%(a)

Airlines – 0.0%(a)

Singapore Airlines Ltd. Zero Coupon, 6/8/2030 (Cost $2,944)	SGD	3,869	$2,631

SECURITIES LENDING REINVESTMENTS(g) – 0.7%

REPURCHASE AGREEMENTS – 0.7%

Citigroup Global Markets, Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $1,234,055, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.63%, maturing 2/15/2040 – 2/15/2042; total market value $1,245,187 (Cost $1,234,053)		$1,234,053	1,234,053
Total Investments – 98.5% (Cost $131,658,297)			182,927,609

Other assets less liabilities – 1.5%			2,789,865
NET ASSETS – 100.0%			$185,717,474

*	Non-income producing security.

(a)	Represents less than 0.05% of net assets.

(b)

The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 was $6,129,923, collateralized in the form of cash with a value of $1,234,053 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $3,029,277 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.25%, and maturity dates ranging from November 4, 2021 – August 15, 2051 and $2,343,048 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 17, 2021 – June 30, 2120; a total value of $6,606,378.

(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(d)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(e)

Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021 amounted to $449,805, which represents approximately 0.24% of net assets of the Fund.

(f)	Amount represents less than one share.

(g)	The security was purchased with cash collateral held from securities on loan at October 31, 2021. The total value of securities purchased was $1,234,053.

Percentages shown are based on Net Assets.

Abbreviations

CVA – Dutch Certification

DI – Depositary Interest

OYJ – Public Limited Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

SDR – Swedish Depositary Receipt

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$52,509,084
Aggregate gross unrealized depreciation	(1,372,079)
Net unrealized appreciation	$51,137,005
Federal income tax cost	$131,857,139

See Accompanying Notes to the Financial Statements.

292	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Futures Contracts

FlexShares® STOXX® Global ESG Select Index Fund had the following open futures contracts as of October 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
EURO STOXX 50 Index	9	12/17/2021	EUR	$441,294	$15,704
MSCI EAFE E-Mini Index	13	12/17/2021	USD	1,520,740	(11,178)
S&P 500 E-Mini Index	9	12/17/2021	USD	2,068,650	51,170
					$55,696

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® STOXX® Global ESG Select Index Fund had the following outstanding contracts as of October 31, 2021:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	592,626	JPMorgan Chase Bank	EUR	500,000	12/15/2021	$13,384
USD	69,233	Morgan Stanley	GBP	50,000	12/15/2021	685
USD	349,011	Toronto-Dominion Bank (The)	JPY	38,300,000	12/15/2021	12,951
Total unrealized appreciation						$27,020
USD	44,370	Morgan Stanley	AUD	60,000	12/15/2021	$(704)
USD	312,860	Toronto-Dominion Bank (The)	AUD	430,000	12/15/2021	(10,168)
USD	215,216	Toronto-Dominion Bank (The)	CHF	200,000	12/15/2021	(3,950)
USD	120,974	Toronto-Dominion Bank (The)	SEK	1,050,000	12/15/2021	(1,359)
Total unrealized depreciation						$(16,181)
Net unrealized appreciation						$10,839

Abbreviations:

AUD – Australian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

JPY – Japanese Yen

SEK – Swedish Krona

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	293

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

FlexShares® STOXX® Global ESG Select Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2021:

Australia	2.9%
Austria	0.1
Belgium	0.3
Canada	1.7
Colombia	0.0	†
Denmark	1.1
Finland	0.6
France	4.7
Germany	2.7
Hong Kong	0.7
Ireland	0.2
Israel	0.0	†
Italy	1.0
Japan	7.6
Luxembourg	0.1
Netherlands	2.0
New Zealand	0.1
Norway	0.4
Poland	0.0	†
Portugal	0.1
Singapore	0.2
Spain	0.9
Sweden	1.2
Switzerland	4.2
United Kingdom	6.0
United States	59.0
Other[1]	2.2
	100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	97.8%
Convertible Bonds	0.0 †
Securities Lending Reinvestments	0.7
Others(1)	1.5
100.0%

†	Amount represents less than 0.05%.

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

294	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® ESG & Climate US Large Cap Core Index Fund

October 31, 2021

Investments	Shares	Value

COMMON STOCKS – 99.0%

Air Freight & Logistics – 0.2%

United Parcel Service, Inc., Class B	20	$4,269

Automobiles – 2.9%

Ford Motor Co.*	86	1,469

General Motors Co.*	20	1,088

Tesla, Inc.*	68	75,752
		78,309

Banks – 4.3%

Bank of America Corp.	956	45,678

Citigroup, Inc.	278	19,226

Fifth Third Bancorp	58	2,525

JPMorgan Chase & Co.	246	41,793

KeyCorp	82	1,908

PNC Financial Services Group, Inc. (The)	12	2,532
		113,662

Beverages – 1.4%

Coca-Cola Co. (The)	72	4,059

PepsiCo, Inc.	214	34,582
		38,641

Biotechnology – 2.0%

AbbVie, Inc.	106	12,155

Amgen, Inc.	110	22,767

Biogen, Inc.*	38	10,134

Moderna, Inc.*	12	4,142

Regeneron Pharmaceuticals, Inc.*	4	2,560

Vertex Pharmaceuticals, Inc.*	12	2,219
		53,977

Building Products – 1.1%

Johnson Controls International plc	224	16,435

Trane Technologies plc	72	13,027
		29,462

Capital Markets – 4.0%

Bank of New York Mellon Corp. (The)	20	1,184

BlackRock, Inc.	2	1,887

Goldman Sachs Group, Inc. (The)	36	14,881

Moody’s Corp.	52	21,016

Investments	Shares	Value

Capital Markets – (continued)

Morgan Stanley	240	$24,667

MSCI, Inc.	10	6,649

S&P Global, Inc.	52	24,656

State Street Corp.	106	10,446
		105,386

Chemicals – 1.5%

Ecolab, Inc.	34	7,555

International Flavors & Fragrances, Inc.	64	9,437

Linde plc	4	1,277

PPG Industries, Inc.	72	11,561

Sherwin-Williams Co. (The)	34	10,765
		40,595

Commercial Services & Supplies – 0.9%

Republic Services, Inc.	12	1,615

Waste Management, Inc.	138	22,112
		23,727

Communications Equipment – 1.4%

Arista Networks, Inc.*	18	7,374

Cisco Systems, Inc.	436	24,403

Motorola Solutions, Inc.	22	5,469
		37,246

Consumer Finance – 0.1%

American Express Co.	16	2,780

Containers & Packaging – 0.1%

Packaging Corp. of America	14	1,923

Diversified Financial Services – 0.6%

Berkshire Hathaway, Inc., Class B*	44	12,628

Equitable Holdings, Inc.	118	3,953
		16,581

Diversified Telecommunication Services – 1.2%

AT&T, Inc.	738	18,642

Verizon Communications, Inc.	234	12,400
		31,042

Electric Utilities – 1.1%

Eversource Energy	106	8,999

Exelon Corp.	298	15,851

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	295

FlexShares® ESG & Climate US Large Cap Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electric Utilities – (continued)

NextEra Energy, Inc.	50	$4,266
		29,116

Electrical Equipment – 0.4%

Plug Power, Inc.*	174	6,659

Rockwell Automation, Inc.	14	4,472
		11,131

Electronic Equipment, Instruments & Components – 0.3%

TE Connectivity Ltd.	60	8,789

Energy Equipment & Services – 0.7%

Baker Hughes Co.	238	5,969

Halliburton Co.	178	4,448

Schlumberger NV	214	6,904
		17,321

Entertainment – 1.7%

AMC Entertainment Holdings, Inc., Class A*	48	1,698

Electronic Arts, Inc.	32	4,488

Roku, Inc.*	4	1,220

Spotify Technology SA*	26	7,524

Walt Disney Co. (The)*	186	31,447
		46,377

Equity Real Estate Investment Trusts (REITs) – 2.9%

Boston Properties, Inc.	46	5,228

Equinix, Inc.	28	23,438

Healthpeak Properties, Inc.	226	8,025

Prologis, Inc.	194	28,122

Ventas, Inc.	114	6,084

Weyerhaeuser Co.	190	6,787
		77,684

Food & Staples Retailing – 0.6%

Kroger Co. (The)	70	2,801

Walgreens Boots Alliance, Inc.	192	9,028

Walmart, Inc.	30	4,483
		16,312

Investments	Shares	Value

Food Products – 0.6%

General Mills, Inc.	54	$3,337

Kellogg Co.	78	4,782

Mondelez International, Inc., Class A	108	6,560
		14,679

Gas Utilities – 0.1%

Atmos Energy Corp.	38	3,501

Health Care Equipment & Supplies – 2.8%

Abbott Laboratories	152	19,591

Baxter International, Inc.	66	5,212

Boston Scientific Corp.*	162	6,987

Edwards Lifesciences Corp.*	88	10,544

Insulet Corp.*	6	1,860

Medtronic plc	184	22,054

ResMed, Inc.	8	2,103

West Pharmaceutical Services, Inc.	14	6,019
		74,370

Health Care Providers & Services – 3.2%

AmerisourceBergen Corp.	10	1,220

Anthem, Inc.	62	26,978

Cigna Corp.	108	23,070

CVS Health Corp.	68	6,071

Humana, Inc.	28	12,969

UnitedHealth Group, Inc.	34	15,656
		85,964

Health Care Technology – 0.2%

Veeva Systems, Inc., Class A*	16	5,072

Hotels, Restaurants & Leisure – 1.7%

Caesars Entertainment, Inc.*	30	3,284

Hilton Worldwide Holdings, Inc.*	10	1,440

Las Vegas Sands Corp.*	94	3,648

McDonald’s Corp.	108	26,519

Starbucks Corp.	90	9,546
		44,437

Household Durables – 0.2%

Whirlpool Corp.	20	4,217

Household Products – 1.7%

Church & Dwight Co., Inc.	22	1,922

See Accompanying Notes to the Financial Statements.

296	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate US Large Cap Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Household Products – (continued)

Clorox Co. (The)	26	$4,238

Colgate-Palmolive Co.	170	12,952

Kimberly-Clark Corp.	38	4,921

Procter & Gamble Co. (The)	156	22,307
		46,340

Industrial Conglomerates – 0.5%

3M Co.	24	4,288

General Electric Co.	86	9,019
		13,307

Insurance – 2.5%

American International Group, Inc.	76	4,491

Chubb Ltd.	64	12,593

Hartford Financial Services Group, Inc. (The)	106	7,731

Marsh & McLennan Cos., Inc.	96	16,013

MetLife, Inc.	228	14,318

Principal Financial Group, Inc.	16	1,074

Prudential Financial, Inc.	82	9,024

Travelers Cos., Inc. (The)	16	2,574
		67,818

Interactive Media & Services – 7.1%

Alphabet, Inc., Class A*	24	71,062

Alphabet, Inc., Class C*	24	71,170

Meta Platforms, Inc., Class A*	140	45,300

Pinterest, Inc., Class A*	22	982

Snap, Inc., Class A*	16	841

Twitter, Inc.*	20	1,071
		190,426

Internet & Direct Marketing Retail – 4.5%

Amazon.com, Inc.*	28	94,428

eBay, Inc.	192	14,731

Etsy, Inc.*	38	9,526

MercadoLibre, Inc.*	1	1,481
		120,166

IT Services – 4.5%

Accenture plc, Class A	14	5,023

Akamai Technologies, Inc.*	42	4,429

Investments	Shares	Value

IT Services – (continued)

Automatic Data Processing, Inc.	100	$22,449

Cloudflare, Inc., Class A*	24	4,673

International Business Machines Corp.	152	19,015

Mastercard, Inc., Class A	108	36,236

Okta, Inc.*	22	5,438

Square, Inc., Class A*	10	2,545

Twilio, Inc., Class A*	12	3,497

Visa, Inc., Class A	66	13,977

Wix.com Ltd.*	10	1,860
		119,142

Leisure Products – 0.1%

Hasbro, Inc.	40	3,830

Life Sciences Tools & Services – 0.8%

10X Genomics, Inc., Class A*	8	1,290

Agilent Technologies, Inc.	28	4,410

Illumina, Inc.*	14	5,811

Mettler-Toledo International, Inc.*	4	5,923

Repligen Corp.*	4	1,162

Thermo Fisher Scientific, Inc.	4	2,532
		21,128

Machinery – 2.1%

Caterpillar, Inc.	40	8,161

Cummins, Inc.	44	10,553

Deere & Co.	36	12,323

Illinois Tool Works, Inc.	30	6,836

Stanley Black & Decker, Inc.	56	10,065

Xylem, Inc.	56	7,313
		55,251

Media – 0.6%

Comcast Corp., Class A	176	9,052

Omnicom Group, Inc.	56	3,812

ViacomCBS, Inc.	100	3,622
		16,486

Metals & Mining – 0.4%

Freeport-McMoRan, Inc.	156	5,884

Newmont Corp.	108	5,832
		11,716

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	297

FlexShares® ESG & Climate US Large Cap Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Multiline Retail – 0.7%

Target Corp.	70	$18,173

Multi-Utilities – 0.7%

Consolidated Edison, Inc.	108	8,143

Sempra Energy	86	10,976
		19,119

Oil, Gas & Consumable Fuels – 1.7%

ConocoPhillips	142	10,578

Devon Energy Corp.	44	1,763

Diamondback Energy, Inc.	14	1,501

Exxon Mobil Corp.	44	2,837

Hess Corp.	80	6,606

Marathon Petroleum Corp.	104	6,857

Occidental Petroleum Corp.	168	5,633

Pioneer Natural Resources Co.	32	5,983

Valero Energy Corp.	26	2,010

Williams Cos., Inc. (The)	56	1,573
		45,341

Personal Products – 0.7%

Estee Lauder Cos., Inc. (The), Class A	58	18,811

Pharmaceuticals – 3.8%

Bristol-Myers Squibb Co.	184	10,746

Eli Lilly and Co.	78	19,871

Johnson & Johnson	218	35,508

Merck & Co., Inc.	168	14,792

Pfizer, Inc.	494	21,608
		102,525

Professional Services – 0.9%

Equifax, Inc.	34	9,433

IHS Markit Ltd.	62	8,105

TransUnion	14	1,614

Verisk Analytics, Inc.	24	5,046
		24,198

Road & Rail – 1.8%

CSX Corp.	396	14,323

Kansas City Southern	8	2,482

Norfolk Southern Corp.	66	19,341

Investments	Shares	Value

Road & Rail – (continued)

Union Pacific Corp.	44	$10,622
		46,768

Semiconductors & Semiconductor Equipment – 4.8%

Advanced Micro Devices, Inc.*	54	6,493

Applied Materials, Inc.	84	11,479

Enphase Energy, Inc.*	40	9,265

Intel Corp.	348	17,052

Micron Technology, Inc.	104	7,186

NVIDIA Corp.	212	54,202

NXP Semiconductors NV	8	1,607

QUALCOMM, Inc.	74	9,845

SolarEdge Technologies, Inc.*	16	5,675

Texas Instruments, Inc.	32	5,999
		128,803

Software – 11.3%

Adobe, Inc.*	60	39,022

Autodesk, Inc.*	34	10,799

Bill.com Holdings, Inc.*	6	1,766

Cadence Design Systems, Inc.*	6	1,039

Crowdstrike Holdings, Inc., Class A*	10	2,818

DocuSign, Inc.*	4	1,113

HubSpot, Inc.*	2	1,620

Intuit, Inc.	6	3,756

Microsoft Corp.	498	165,147

NortonLifeLock, Inc.	40	1,018

Oracle Corp.	128	12,280

salesforce.com, Inc.*	136	40,758

VMware, Inc., Class A*	26	3,944

Workday, Inc., Class A*	50	14,499

Zoom Video Communications, Inc., Class A*	10	2,746
		302,325

Specialty Retail – 1.6%

Best Buy Co., Inc.	16	1,956

Home Depot, Inc. (The)	56	20,817

Lowe’s Cos., Inc.	66	15,432

TJX Cos., Inc. (The)	54	3,537
		41,742

See Accompanying Notes to the Financial Statements.

298	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate US Large Cap Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Technology Hardware, Storage & Peripherals – 6.9%

Apple, Inc.	1,038	$155,492

Dell Technologies, Inc., Class C*	78	8,579

Hewlett Packard Enterprise Co.	74	1,084

HP, Inc.	368	11,162

NetApp, Inc.	64	5,715

Western Digital Corp.*	28	1,464
		183,496

Textiles, Apparel & Luxury Goods – 1.1%

Lululemon Athletica, Inc.*	6	2,796

NIKE, Inc., Class B	126	21,078

VF Corp.	70	5,102
		28,976
Total Common Stocks (Cost $2,476,514)		2,642,457
	Principal Amount

SHORT-TERM INVESTMENTS – 0.2%

U.S. TREASURY OBLIGATIONS – 0.2%

U.S. Treasury Bills 0.07%, 1/27/2022(a) (b) (Cost $5,000)	$5,000	4,999
Total Investments – 99.2% (Cost $2,481,514)		2,647,456

Other assets less liabilities – 0.8%		22,030
NET ASSETS – 100.0%		$2,669,486
*	Non-income producing security.

(a)	All or a portion of the security pledged as collateral for Futures Contracts.

(b)	The rate shown was the current yield as of October 31, 2021.

Percentages shown are based on Net Assets.

Abbreviations

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$192,233
Aggregate gross unrealized depreciation	(26,291)
Net unrealized appreciation	$165,942
Federal income tax cost	$2,482,754

Futures Contracts

FlexShares® ESG & Climate US Large Cap Core Index Fund had the following open futures contract as of October 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
Micro E-mini S&P 500 Index	1	12/17/2021	USD	$22,985	$1,240

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	99.0%
Short-Term Investments	0.2
Others(1)	0.8
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	299

Schedule of Investments

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund

October 31, 2021

Investments	Shares	Value

COMMON STOCKS – 99.8%

Air Freight & Logistics – 0.6%

Deutsche Post AG (Registered)	390	$24,155

DSV A/S	20	4,653
		28,808

Airlines – 0.0%(a)

International Consolidated Airlines Group SA*	974	2,187

Auto Components – 1.2%

Bridgestone Corp.	400	17,607

Cie Generale des Etablissements Michelin SCA	114	17,902

Magna International, Inc.	40	3,249

Pirelli & C SpA(b)	390	2,397

Stanley Electric Co. Ltd.	200	5,027

Sumitomo Electric Industries Ltd.	1,000	13,212
		59,394

Automobiles – 2.3%

Bayerische Motoren Werke AG	78	7,875

Daimler AG (Registered)	238	23,615

Honda Motor Co. Ltd.	200	5,874

Nissan Motor Co. Ltd.*	1,000	5,064

Porsche Automobil Holding SE (Preference)	152	15,799

Toyota Motor Corp.	3,000	52,791

Volkswagen AG (Preference)	32	7,178
		118,196

Banks – 11.3%

ABN AMRO Bank NV, CVA(b)	360	5,302

Australia & New Zealand Banking Group Ltd.	1,164	24,602

Banco Bilbao Vizcaya Argentaria SA	1,048	7,352

Banco Santander SA	4,500	17,063

Bank of Montreal	196	21,247

Bank of Nova Scotia (The)	596	39,014

Barclays plc	3,346	9,276

BNP Paribas SA	554	37,121

Canadian Imperial Bank of Commerce	58	7,027

Commonwealth Bank of Australia	618	48,590

Investments	Shares	Value

Banks – (continued)

Credit Agricole SA	358	$5,402

DBS Group Holdings Ltd.	200	4,676

HSBC Holdings plc	6,072	36,747

ING Groep NV	1,802	27,360

Intesa Sanpaolo SpA	4,750	13,509

KBC Group NV	76	7,085

Lloyds Banking Group plc	8,288	5,705

Mitsubishi UFJ Financial Group, Inc.	4,400	24,021

Mizuho Financial Group, Inc.	400	5,280

National Australia Bank Ltd.	1,242	26,783

NatWest Group plc	2,312	7,007

Nordea Bank Abp	426	5,211

Resona Holdings, Inc.	1,200	4,504

Royal Bank of Canada	618	64,226

Skandinaviska Enskilda Banken AB, Class A	1,220	19,070

Societe Generale SA	460	15,350

Svenska Handelsbanken AB, Class A	458	5,244

Toronto-Dominion Bank (The)	690	50,010

UniCredit SpA	500	6,610

Westpac Banking Corp.	1,524	29,384
		579,778

Beverages – 2.4%

Anheuser-Busch InBev SA/NV	300	18,320

Asahi Group Holdings Ltd.	200	9,045

Carlsberg A/S, Class B	70	11,559

Coca-Cola HBC AG, DI*	166	5,764

Diageo plc	860	42,816

Heineken NV	20	2,218

Kirin Holdings Co. Ltd.	600	10,424

Pernod Ricard SA	62	14,256

Suntory Beverage & Food Ltd.	200	7,744

Thai Beverage PCL	3,800	2,001
		124,147

Biotechnology – 0.8%

CSL Ltd.	142	32,049

Grifols SA	386	8,843

Swedish Orphan Biovitrum AB*	54	1,465
		42,357

See Accompanying Notes to the Financial Statements.

300	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Building Products – 1.6%

Assa Abloy AB, Class B	610	$17,863

Cie de Saint-Gobain	256	17,645

Geberit AG (Registered)	28	21,904

Kingspan Group plc	218	25,137

Nibe Industrier AB, Class B	86	1,280
		83,829

Capital Markets – 2.8%

Abrdn plc	1,398	4,867

Credit Suisse Group AG (Registered)	558	5,821

Daiwa Securities Group, Inc.	1,400	7,842

Deutsche Bank AG (Registered)*	386	4,979

Deutsche Boerse AG	36	5,983

EQT AB	142	7,483

Hong Kong Exchanges & Clearing Ltd.	300	18,156

IGM Financial, Inc.	134	5,312

London Stock Exchange Group plc	100	9,732

Macquarie Group Ltd.(c)	132	19,614

Nomura Holdings, Inc.	2,200	10,612

St James’s Place plc	560	12,125

UBS Group AG (Registered)	1,586	28,891
		141,417

Chemicals – 4.1%

Air Liquide SA	44	7,345

Akzo Nobel NV	20	2,301

Arkema SA	54	7,386

Chr Hansen Holding A/S	134	10,673

Clariant AG (Registered)*	280	5,902

Covestro AG(b)	106	6,796

Croda International plc	142	18,410

Givaudan SA (Registered)	6	28,294

Koninklijke DSM NV	130	28,441

Mitsui Chemicals, Inc.	200	5,928

Nissan Chemical Corp.	200	11,103

Novozymes A/S, Class B	122	8,981

Nutrien Ltd.	168	11,724

Shin-Etsu Chemical Co. Ltd.	100	17,764

Sika AG (Registered)	46	15,606

Solvay SA	24	2,855

Sumitomo Chemical Co. Ltd.	1,600	7,858

Umicore SA	36	2,065

Investments	Shares		Value

Chemicals – (continued)

Wacker Chemie AG	20		$3,609

Yara International ASA	84		4,377
			207,418

Commercial Services & Supplies – 0.4%

Brambles Ltd.	1,026		7,737

Dai Nippon Printing Co. Ltd.	300		7,393

TOPPAN, Inc.	200		3,215
			18,345

Communications Equipment – 0.4%

Nokia OYJ*	1,940		11,158

Telefonaktiebolaget LM Ericsson, Class B	840		9,194
			20,352

Construction & Engineering – 0.2%

Vinci SA	18		1,924

WSP Global, Inc.	56		7,580
			9,504

Diversified Financial Services – 0.2%

Industrivarden AB, Class A	—	(d)	2

M&G plc	2,598		7,115

ORIX Corp.	200		3,955
			11,072

Diversified Telecommunication Services – 2.1%

BT Group plc*	1,786		3,400

Deutsche Telekom AG (Registered)	1,662		30,924

Koninklijke KPN NV	1,686		5,044

Nippon Telegraph & Telephone Corp.	500		13,979

Singapore Telecommunications Ltd.	3,600		6,674

Swisscom AG (Registered)	34		18,545

Telecom Italia SpA	6,782		2,418

Telefonica Deutschland Holding AG	1,058		2,759

Telefonica SA	1,344		5,855

Telia Co. AB	596		2,345

TELUS Corp.	580		13,284
			105,227

Electric Utilities – 1.9%

Acciona SA	12		2,303

Electricite de France SA	170		2,504

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	301

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electric Utilities – (continued)

Enel SpA	2,946	$24,669

Hydro One Ltd.(b)	84	2,004

Iberdrola SA	2,592	30,641

Red Electrica Corp. SA	558	11,630

Terna – Rete Elettrica Nazionale	1,866	13,911

Verbund AG	86	8,967
		96,629

Electrical Equipment – 2.7%

ABB Ltd. (Registered)	150	4,972

Nidec Corp.	200	22,048

Schneider Electric SE	308	53,073

Siemens Gamesa Renewable Energy SA*	306	8,297

Signify NV(b)	124	6,006

Vestas Wind Systems A/S	992	42,946
		137,342

Electronic Equipment, Instruments & Components – 0.8%

Halma plc	136	5,522

Murata Manufacturing Co. Ltd.	200	15,177

Omron Corp.	200	19,066
		39,765

Energy Equipment & Services – 0.0%(a)

Tenaris SA	204	2,273

Equity Real Estate Investment Trusts (REITs) – 1.4%

British Land Co. plc (The)	884	5,990

Covivio	68	5,886

Gecina SA	60	8,405

GPT Group (The)	762	2,953

Japan Real Estate Investment Corp.	2	12,243

Land Securities Group plc	236	2,222

Nippon Prologis REIT, Inc.	2	6,674

Segro plc	810	14,351

Stockland	702	2,399

Unibail-Rodamco-Westfield*	80	5,722

Vicinity Centres	4,744	6,147
		72,992

Investments	Shares	Value

Food & Staples Retailing – 1.4%

Aeon Co. Ltd.	200	$4,592

Carrefour SA	202	3,660

Jeronimo Martins SGPS SA	238	5,398

Kesko OYJ, Class B	130	4,226

Loblaw Cos. Ltd.	74	5,557

Ocado Group plc*	86	2,125

Tesco plc	5,198	19,231

Woolworths Group Ltd.	1,000	28,602
		73,391

Food Products – 2.5%

Ajinomoto Co., Inc.	200	5,974

Danone SA	46	3,000

Nestle SA (Registered)	858	113,448

Orkla ASA	744	7,226
		129,648

Gas Utilities – 0.4%

Hong Kong & China Gas Co. Ltd.	12,000	18,666

Toho Gas Co. Ltd.	100	2,955
		21,621

Health Care Equipment & Supplies – 2.7%

Coloplast A/S, Class B	48	7,833

ConvaTec Group plc(b)	654	1,917

Fisher & Paykel Healthcare Corp. Ltd.	412	9,202

Koninklijke Philips NV	1,014	47,789

Olympus Corp.	600	12,947

Sonova Holding AG (Registered)	36	14,904

Straumann Holding AG (Registered)	4	8,326

Sysmex Corp.	200	24,679

Terumo Corp.	200	8,801
		136,398

Health Care Providers & Services – 0.2%

Amplifon SpA	34	1,729

Fresenius Medical Care AG & Co. KGaA	70	4,655

Fresenius SE & Co. KGaA	114	5,180
		11,564

Hotels, Restaurants & Leisure – 1.2%

Compass Group plc*	614	13,045

Entain plc*	68	1,909

See Accompanying Notes to the Financial Statements.

302	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Hotels, Restaurants & Leisure – (continued)

Evolution AB(b)	32	$5,176

Flutter Entertainment plc*	26	4,917

Galaxy Entertainment Group Ltd.*	2,000	10,824

Genting Singapore Ltd.	8,800	5,090

La Francaise des Jeux SAEM(b)	52	2,702

Sands China Ltd.*	2,400	5,486

Whitbread plc*	258	11,564

Wynn Macau Ltd.*	1,600	1,440
		62,153

Household Durables – 2.0%

Barratt Developments plc	528	4,798

Berkeley Group Holdings plc	78	4,656

Electrolux AB, Class B	272	6,173

Husqvarna AB, Class B	530	7,538

JS Global Lifestyle Co. Ltd.(b)	1,000	1,854

Panasonic Corp.	1,200	14,655

SEB SA	34	5,324

Sekisui House Ltd.	500	10,355

Sony Group Corp.	400	46,095
		101,448

Household Products – 0.7%

Henkel AG & Co. KGaA (Preference)	226	20,238

Reckitt Benckiser Group plc	184	14,944
		35,182

Independent Power and Renewable Electricity Producers – 0.2%

EDP Renovaveis SA	368	10,263

Industrial Conglomerates – 1.6%

Hitachi Ltd.	600	34,487

Lifco AB, Class B	184	5,358

Siemens AG (Registered)	260	42,208
		82,053

Insurance – 6.1%

AIA Group Ltd.	3,600	40,655

Allianz SE (Registered)	196	45,625

ASR Nederland NV	110	5,151

Aviva plc	4,832	26,143

Investments	Shares	Value

Insurance – (continued)

AXA SA	1,404	$40,880

Dai-ichi Life Holdings, Inc.	100	2,106

Insurance Australia Group Ltd.	1,302	4,694

Japan Post Insurance Co. Ltd.	200	3,245

Legal & General Group plc	5,188	20,545

MS&AD Insurance Group Holdings, Inc.	600	19,396

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	48	14,231

NN Group NV	338	18,118

QBE Insurance Group Ltd.	582	5,171

Sun Life Financial, Inc.	476	27,084

Suncorp Group Ltd.	120	1,056

Swiss Life Holding AG (Registered)	4	2,200

Swiss Re AG	74	7,179

Zurich Insurance Group AG	66	29,318
		312,797

Interactive Media & Services – 0.5%

SEEK Ltd.	394	9,677

Z Holdings Corp.	2,200	13,622
		23,299

Internet & Direct Marketing Retail – 0.2%

HelloFresh SE*	34	2,754

Zalando SE* (b)	72	6,798
		9,552

IT Services – 3.1%

Afterpay Ltd.*	84	7,779

Amadeus IT Group SA*	30	2,008

Capgemini SE	84	19,568

CGI, Inc.*	166	14,806

Edenred	106	5,737

Fujitsu Ltd.	100	17,211

Itochu Techno-Solutions Corp.	200	6,297

Nexi SpA* (b)	146	2,539

Nomura Research Institute Ltd.	400	15,926

Shopify, Inc., Class A*	34	49,869

Worldline SA* (b)	282	16,441
		158,181

Leisure Products – 0.2%

Yamaha Corp.	200	12,594

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	303

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – 2.5%

Alstom SA	356	$12,681

Atlas Copco AB, Class A	226	14,520

Epiroc AB, Class A	322	8,012

GEA Group AG	132	6,506

Hitachi Construction Machinery Co. Ltd.	200	6,358

KION Group AG	88	9,613

Knorr-Bremse AG	12	1,266

Komatsu Ltd.	600	15,610

Kone OYJ, Class B	24	1,638

Kubota Corp.	200	4,249

Makita Corp.	200	9,231

MINEBEA MITSUMI, Inc.	200	5,043

Rational AG	6	5,969

SKF AB, Class B	340	7,878

Volvo AB, Class B	790	18,389

Weir Group plc (The)	82	1,950
		128,913

Media – 1.1%

Dentsu Group, Inc.	300	10,971

Informa plc*	692	4,927

Pearson plc	572	4,723

Publicis Groupe SA	186	12,472

Quebecor, Inc., Class B	74	1,883

WPP plc	1,356	19,628
		54,604

Metals & Mining – 2.9%

BHP Group Ltd.	384	10,550

BHP Group plc	78	2,069

BlueScope Steel Ltd.	452	7,000

Boliden AB	98	3,456

Evolution Mining Ltd.	992	2,705

First Quantum Minerals Ltd.	198	4,680

Fortescue Metals Group Ltd.	508	5,315

Fresnillo plc	224	2,650

Glencore plc*	326	1,632

Hitachi Metals Ltd.*	300	5,675

Kinross Gold Corp.	1,156	6,939

Kirkland Lake Gold Ltd.	156	6,566

Newcrest Mining Ltd.	116	2,169

Norsk Hydro ASA	1,716	12,553

Investments	Shares	Value

Metals & Mining – (continued)

Polymetal International plc	418	$7,764

Rio Tinto Ltd.	196	13,292

Rio Tinto plc	426	26,631

Sumitomo Metal Mining Co. Ltd.	200	7,758

Teck Resources Ltd., Class B	384	10,700

thyssenkrupp AG*	188	1,956

Wheaton Precious Metals Corp.	112	4,514
		146,574

Multiline Retail – 0.3%

Canadian Tire Corp. Ltd., Class A	74	10,494

Next plc	24	2,621
		13,115

Multi-Utilities – 0.3%

Engie SA	354	5,037

National Grid plc	654	8,386

Veolia Environnement SA	60	1,960
		15,383

Oil, Gas & Consumable Fuels – 4.3%

Canadian Natural Resources Ltd.	154	6,535

Cenovus Energy, Inc.	810	9,671

Enbridge, Inc.	852	35,632

Eni SpA	1,096	15,733

Equinor ASA	326	8,237

Imperial Oil Ltd.	94	3,177

Inpex Corp.	200	1,670

Inter Pipeline Ltd.	148	2,250

Lundin Energy AB	154	6,082

Neste OYJ	152	8,477

Oil Search Ltd.	1,068	3,441

Pembina Pipeline Corp.	66	2,182

Repsol SA	914	11,694

Royal Dutch Shell plc, Class A	1,372	31,614

Royal Dutch Shell plc, Class B	1,088	25,130

Suncor Energy, Inc.	410	10,766

TotalEnergies SE	714	35,836

Woodside Petroleum Ltd.	98	1,712
		219,839

Paper & Forest Products – 0.8%

Mondi plc	620	15,510

Oji Holdings Corp.	200	989

See Accompanying Notes to the Financial Statements.

304	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Paper & Forest Products – (continued)

Stora Enso OYJ, Class R	378	$6,291

UPM-Kymmene OYJ	554	19,567
		42,357

Personal Products – 2.5%

Kao Corp.	600	33,840

L’Oreal SA	116	53,019

Shiseido Co. Ltd.	100	6,643

Unilever plc	618	33,139
		126,641

Pharmaceuticals – 8.3%

Astellas Pharma, Inc.	400	6,725

AstraZeneca plc	454	56,594

Bayer AG (Registered)	94	5,294

Chugai Pharmaceutical Co. Ltd.	200	7,449

Daiichi Sankyo Co. Ltd.	800	20,115

Eisai Co. Ltd.	100	7,040

GlaxoSmithKline plc	2,014	41,648

H Lundbeck A/S	68	1,892

Kyowa Kirin Co. Ltd.	200	6,560

Merck KGaA	38	8,980

Novartis AG (Registered)	450	37,251

Novo Nordisk A/S, Class B	574	62,888

Ono Pharmaceutical Co. Ltd.	500	10,460

Roche Holding AG	216	83,693

Sanofi	404	40,409

Takeda Pharmaceutical Co. Ltd.	700	19,663

UCB SA	50	5,966
		422,627

Professional Services – 2.2%

Adecco Group AG (Registered)	196	9,882

Experian plc	154	7,065

Randstad NV	178	12,813

Recruit Holdings Co. Ltd.	400	26,563

RELX plc	1,840	57,102
		113,425

Real Estate Management & Development – 1.0%

Capitaland Investment Ltd.*	6,000	15,306

City Developments Ltd.	600	3,257

Investments	Shares	Value

Real Estate Management & Development – (continued)

Daiwa House Industry Co. Ltd.	400	$13,158

ESR Cayman Ltd.* (b)	2,400	7,790

Lendlease Corp. Ltd.	210	1,650

Mitsubishi Estate Co. Ltd.	200	3,031

New World Development Co. Ltd.	2,000	8,677
		52,869

Road & Rail – 2.0%

Canadian National Railway Co.	268	35,562

Canadian Pacific Railway Ltd.	298	23,029

East Japan Railway Co.	400	24,865

MTR Corp. Ltd.	2,000	10,901

West Japan Railway Co.	200	9,406
		103,763

Semiconductors & Semiconductor Equipment – 2.6%

Advantest Corp.	200	16,365

ASML Holding NV	120	97,278

Infineon Technologies AG	112	5,236

Renesas Electronics Corp.*	200	2,459

STMicroelectronics NV	220	10,417
		131,755

Software – 1.8%

Open Text Corp.	150	7,544

SAP SE	460	66,712

Sinch AB* (b)	108	2,048

WiseTech Global Ltd.	44	1,688

Xero Ltd.*	122	13,700
		91,692

Specialty Retail – 0.8%

Chow Tai Fook Jewellery Group Ltd.	800	1,637

H & M Hennes & Mauritz AB, Class B	404	7,574

Industria de Diseno Textil SA	672	24,295

Kingfisher plc	2,030	9,322
		42,828

Technology Hardware, Storage & Peripherals – 0.8%

Brother Industries Ltd.	200	3,855

Canon, Inc.	900	20,190

Logitech International SA (Registered)	54	4,505

Ricoh Co. Ltd.	800	7,760

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	305

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Technology Hardware, Storage & Peripherals – (continued)

Seiko Epson Corp.	400	$7,107
		43,417

Textiles, Apparel & Luxury Goods – 2.9%

adidas AG	56	18,360

Burberry Group plc	330	8,726

Cie Financiere Richemont SA (Registered)	168	20,794

Hermes International	6	9,516

Kering SA	30	22,504

LVMH Moet Hennessy Louis Vuitton SE	76	59,560

Puma SE	80	9,934
		149,394

Trading Companies & Distributors – 0.7%

Ferguson plc	54	8,139

Mitsui & Co. Ltd.	1,200	27,278

Rexel SA*	90	1,787
		37,204

Transportation Infrastructure – 0.5%

Getlink SE	572	8,794

Sydney Airport*	1,258	7,738

Transurban Group	778	7,854
		24,386

Water Utilities – 0.4%

Severn Trent plc	318	11,935

United Utilities Group plc	644	9,167
		21,102

Wireless Telecommunication Services – 0.9%

KDDI Corp.	200	6,188

Rogers Communications, Inc., Class B	48	2,229

SoftBank Corp.	200	2,727

SoftBank Group Corp.	400	21,623

Investments	Shares	Value

Wireless Telecommunication Services – (continued)

Vodafone Group plc	8,640	$12,795
		45,562
Total Common Stocks (Cost $5,003,305)		5,108,626

Total Investments – 99.8% (Cost $5,003,305)		5,108,626

Other assets less liabilities – 0.2%		10,434
NET ASSETS – 100.0%		$5,119,060

*	Non-income producing security.

(a)	Represents less than 0.05% of net assets.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021 amounted to $19,614, which represents approximately 0.38% of net assets of the Fund.

(d)	Amount represents less than one share.

Percentages shown are based on Net Assets.

Abbreviations

CVA – Dutch Certification

DI – Depositary Interest

OYJ – Public Limited Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$231,921
Aggregate gross unrealized depreciation	(126,563)
Net unrealized appreciation	$105,358
Federal income tax cost	$5,001,921

See Accompanying Notes to the Financial Statements.

306	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund (cont.)

Forward Foreign Currency Contracts

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund had the following outstanding contracts as of October 31, 2021:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
AUD	1,971	Bank of New York	USD	1,481	12/15/2021	$—
CHF	1,375	Goldman Sachs & Co.	USD	1,502	12/15/2021	5
HKD	9,725	Bank of New York	USD	1,251	12/15/2021	—
ILS	7,190	Goldman Sachs & Co.	USD	2,240	12/15/2021	38
SGD	11,613	Goldman Sachs & Co.	USD	8,554	12/15/2021	56
USD	28,779	Citibank NA	EUR	24,593	12/15/2021	288
USD	5,346	Goldman Sachs & Co.	JPY	598,045	12/15/2021	99
USD	15,568	Citibank NA	SGD	20,966	12/15/2021	24
Total unrealized appreciation						$510
CAD	1,417	Bank of Montreal	USD	1,145	12/15/2021	$(2)
DKK	7,958	Goldman Sachs & Co.	USD	1,246	12/15/2021	(6)
EUR	4,493	Goldman Sachs & Co.	USD	5,229	12/15/2021	(24)
GBP	1,494	Bank of Montreal	USD	2,056	12/15/2021	(7)
JPY	5,792,098	Citibank NA	USD	52,021	12/15/2021	(1,199)
JPY	739,713	Goldman Sachs & Co.	USD	6,510	12/15/2021	(20)
USD	2,646	Citibank NA	AUD	3,656	12/15/2021	(101)
USD	8,908	Bank of New York	CAD	11,308	12/15/2021	(215)
USD	5,044	Bank of New York	CHF	4,676	12/15/2021	(80)
USD	10,940	Bank of Montreal	GBP	8,081	12/15/2021	(139)
USD	2,741	Goldman Sachs & Co.	HKD	21,332	12/15/2021	(2)
USD	3,716	Citibank NA	SEK	32,429	12/15/2021	(62)
Total unrealized depreciation						$(1,857)
Net unrealized depreciation						$(1,347)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	99.8%
Others(1)	0.2
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	307

Schedule of Investments

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

October 31, 2021

Investments	Shares	Value

COMMON STOCKS – 99.4%

Building Products – 0.2%

UFP Industries, Inc.(a)	162,812	$13,322,906

Chemicals – 15.4%

CF Industries Holdings, Inc.	1,365,116	77,538,589

Corteva, Inc.	4,574,391	197,384,972

FMC Corp.	776,488	70,668,173

ICL Group Ltd.	4,305,125	36,889,187

Mosaic Co. (The)	2,226,141	92,540,681

Nutrien Ltd.	3,575,602	249,517,626

PI Industries Ltd.	510,353	20,446,153

SABIC Agri-Nutrients Co.	1,202,304	52,568,145

Scotts Miracle-Gro Co. (The)	256,742	38,115,917

Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	939,309	4,562,018

UPL Ltd.	3,372,087	33,333,028

Yara International ASA	1,145,946	59,713,333
		933,277,822

Equity Real Estate Investment Trusts (REITs) – 1.1%

Weyerhaeuser Co.	1,925,565	68,781,182

Food Products – 15.1%

a2 Milk Co. Ltd. (The)* (a)	4,821,740	22,670,956

Archer-Daniels-Midland Co.	3,491,065	224,266,016

Bakkafrost P/F	319,362	29,454,710

Bunge Ltd.	873,549	80,925,579

Charoen Pokphand Foods PCL, NVDR	22,543,200	17,154,096

Charoen Pokphand Indonesia Tbk. PT	46,338,800	20,278,847

International Holding Co. PJSC*	2,053,936	81,919,231

IOI Corp. Bhd.	20,351,500	19,314,512

Kuala Lumpur Kepong Bhd.	3,444,100	17,981,512

Mowi ASA	2,792,852	80,755,098

Muyuan Foods Co. Ltd., Class A	2,509,120	22,392,425

New Hope Liuhe Co. Ltd., Class A*	1,878,688	4,224,575

PPB Group Bhd.	4,383,400	19,244,195

Salmar ASA	344,410	26,178,955

Investments	Shares	Value

Food Products – (continued)

Sime Darby Plantation Bhd.	15,655,000	$15,159,756

Tongwei Co. Ltd., Class A	2,504,825	22,401,065

Tyson Foods, Inc., Class A	1,894,255	151,483,572

Wilmar International Ltd.	17,846,700	57,172,966
		912,978,066

Metals & Mining – 26.6%

Agnico Eagle Mines Ltd.(a)	554,187	29,369,162

Anglo American plc	3,080,904	117,509,126

AngloGold Ashanti Ltd.	1,008,182	18,921,984

Antofagasta plc	804,667	15,723,226

Barrick Gold Corp.	4,038,990	73,999,002

BHP Group Ltd.(a)	7,185,645	197,427,307

Boliden AB	629,331	22,195,303

First Quantum Minerals Ltd.	1,380,771	32,638,127

Fortescue Metals Group Ltd.	4,383,400	45,862,738

Franco-Nevada Corp.(a)	429,858	61,238,856

Freeport-McMoRan, Inc.	3,472,279	130,974,364

Glencore plc*	24,074,259	120,531,735

Gold Fields Ltd.	2,169,783	20,457,342

Grupo Mexico SAB de CV, Series B	7,612,441	33,469,098

Impala Platinum Holdings Ltd.(a)	2,022,626	26,346,034

Kinross Gold Corp.	2,899,306	17,402,151

Kirkland Lake Gold Ltd.(a)	572,973	24,115,204

MMC Norilsk Nickel PJSC	24,494	7,637,327

MMC Norilsk Nickel PJSC, ADR	1,105,367	34,586,934

Newcrest Mining Ltd.	1,862,945	34,827,531

Newmont Corp.(a)	151,950	8,205,300

Newmont Corp.	1,654,637	89,350,398

Norsk Hydro ASA	2,883,651	21,093,982

Northern Star Resources Ltd.(a)	2,689,529	18,665,772

Rio Tinto plc	2,457,835	153,646,772

Sibanye Stillwater Ltd.	6,853,759	24,051,283

South32 Ltd.	9,875,174	26,479,558

Sumitomo Metal Mining Co. Ltd.(a)	626,200	24,290,135

Teck Resources Ltd., Class B	989,396	27,569,471

Vale SA	8,194,244	104,096,117

See Accompanying Notes to the Financial Statements.

308	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Wheaton Precious Metals Corp.	1,001,920	$40,382,335

Zijin Mining Group Co. Ltd., Class A	3,757,292	6,141,496
		1,609,205,170

Multi-Utilities – 1.1%

Suez SA	1,026,968	23,394,810

Veolia Environnement SA(a)	1,382,489	45,164,765
		68,559,575

Oil, Gas & Consumable Fuels – 32.8%

BP plc	26,344,234	126,461,978

Canadian Natural Resources Ltd.(a)	1,527,928	64,837,250

Chevron Corp.	2,548,634	291,793,107

China Petroleum & Chemical Corp., Class H	31,310,000	15,375,168

ConocoPhillips	134,177	9,994,845

ConocoPhillips	1,644,231	122,478,767

Devon Energy Corp.	814,060	32,627,525

Diamondback Energy, Inc.	244,218	26,177,727

Eni SpA	3,275,026	47,011,456

EOG Resources, Inc.	767,095	70,925,604

Equinor ASA	1,315,020	33,227,989

Exxon Mobil Corp.	5,004,896	322,665,645

Exxon Mobil Corp.	258,315	16,653,568

Gazprom PJSC	14,903,560	73,495,771

Hess Corp.	360,065	29,730,567

LUKOIL PJSC	236,599	24,137,941

LUKOIL PJSC, ADR	228,957	23,353,614

Novatek PJSC	1,145,946	29,042,178

Occidental Petroleum Corp.	1,133,422	38,003,640

Petroleo Brasileiro SA (Preference)	6,888,200	33,298,465

Pioneer Natural Resources Co.	313,100	58,543,438

PTT PCL, NVDR	11,897,800	13,625,146

Repsol SA	1,887,993	24,156,032

Rosneft Oil Co. PJSC	2,802,245	25,139,202

Royal Dutch Shell plc, Class A	5,391,582	124,234,490

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Santos Ltd.(a)	2,385,822	$12,508,096

Saudi Arabian Oil Co.(b)	2,648,826	26,658,450

Suncor Energy, Inc.	2,025,757	53,195,426

Tatneft PJSC	2,057,067	15,697,325

Texas Pacific Land Corp.	12,524	15,951,443

TotalEnergies SE	3,284,419	164,844,768

Woodside Petroleum Ltd.	1,252,400	21,880,162
		1,987,726,783

Paper & Forest Products – 2.9%

Canfor Corp.*	144,026	2,979,167

Chengxin Lithium Group Co. Ltd., Class A*	137,660	1,244,668

Dexco SA	939,300	2,584,450

Dongwha Enterprise Co. Ltd.*	12,524	904,562

Interfor Corp.	153,419	3,507,639

Mondi plc	1,221,090	30,547,016

Stella-Jones, Inc.	169,074	6,060,230

Stora Enso OYJ, Class R	1,477,832	24,592,979

Suzano SA*	1,878,600	16,406,507

Svenska Cellulosa AB SCA, Class B	1,496,618	23,333,196

UPM-Kymmene OYJ	1,327,544	46,887,885

West Fraser Timber Co. Ltd.(a)	175,336	14,016,413
		173,064,712

Trading Companies & Distributors – 0.9%

Boise Cascade Co.(a)	103,323	5,850,148

Mitsui & Co. Ltd.	2,011,300	45,720,584
		51,570,732

Water Utilities – 3.3%

American States Water Co.(a)	90,799	8,248,181

American Water Works Co., Inc.	435,209	75,804,704

Beijing Capital Eco-Environment Protection Group Co. Ltd., Class A	1,252,489	657,629

Beijing Enterprises Water Group Ltd.	12,524,000	4,781,597

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	309

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Water Utilities – (continued)

California Water Service Group(a)	122,109	$7,433,996

Cia de Saneamento Basico do Estado de Sao Paulo*	939,300	5,865,418

Cia de Saneamento do Parana*	626,200	2,027,346

Essential Utilities, Inc.	544,794	25,643,453

Guangdong Investment Ltd.	6,706,000	8,448,178

Pennon Group plc	695,082	11,109,457

Severn Trent plc	585,497	21,974,367

SJW Group(a)	65,751	4,334,306

United Utilities Group plc	1,700,133	24,201,799
		200,530,431
Total Common Stocks (Cost $4,901,271,932)		6,019,017,379
	Principal Amount

SECURITIES LENDING REINVESTMENTS(c) – 1.0%

CERTIFICATES OF DEPOSIT – 0.2%

Oversea-Chinese Banking Corp. Ltd., New York 0.14%, 2/24/2022	$7,000,000	6,999,979

The Sumitomo Bank Ltd., New York 0.15%, 3/9/2022	5,000,000	5,000,070
Total Certificates of Deposit (Cost $12,000,000)		12,000,049

REPURCHASE AGREEMENTS – 0.8%

BofA Securities, Inc., 0.52%, dated 10/31/2021, due 1/31/2022, repurchase price $8,010,631, collateralized by various U.S. Treasury Securities, ranging from 0.63% – 4.50%, maturing 12/31/2027 – 8/15/2039; Common Stocks; total market value $8,379,483	8,000,000	8,000,000

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)

Cantor Fitzgerald & Co., Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $15,000,021, collateralized by various Mortgage-Backed Securities, ranging from 1.50% – 6.00%, maturing 7/1/2036 – 12/15/2062; total market value $20,584,151	$15,000,000	$15,000,000

Citigroup Global Markets, Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $25,798,532, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.63%, maturing 2/15/2040 – 2/15/2042; total market value $26,031,261	25,798,497	25,798,497
Total Repurchase Agreements (Cost $48,798,497)		48,798,497
Total Securities Lending Reinvestments (Cost $60,798,497)		60,798,546
Total Investments – 100.4% (Cost $4,962,070,429)		6,079,815,925

Liabilities in excess of other assets – (0.4%)		(27,105,659)
NET ASSETS – 100.0%		$6,052,710,266

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 was $303,788,929, collateralized in the form of cash with a value of $60,798,887 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $86,716,371 of collateral in the form of U.S. Government

See Accompanying Notes to the Financial Statements.

310	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Treasury Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from November 4, 2021 – February 15, 2051 and $177,989,580 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 17, 2021 – June 30, 2120; a total value of $325,504,838.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2021. The total value of securities purchased was $60,798,546.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,122,291,428
Aggregate gross unrealized depreciation	(47,869,760)
Net unrealized appreciation	$1,074,421,668
Federal income tax cost	$5,006,620,909

Futures Contracts

FlexShares® Morningstar Global Upstream Natural Resources Index Fund had the following open futures contracts as of October 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
EURO STOXX 50 Index	2	12/17/2021	EUR	$98,065	$2,730
FTSE 100 Index	105	12/17/2021	GBP	10,397,413	291,313
FTSE/JSE Top 40 Index	21	12/15/2021	ZAR	844,380	51,566
Hang Seng Index	2	11/29/2021	HKD	325,284	(9,516)
MSCI Emerging Markets E-Mini Index	25	12/17/2021	USD	1,577,500	(17,633)
S&P Midcap 400 E-Mini Index	18	12/17/2021	USD	5,020,920	200,698
S&P/TSX 60 Index	53	12/16/2021	CAD	10,779,154	332,584
SPI 200 Index	35	12/16/2021	AUD	4,784,507	(10,303)
TOPIX Index	4	12/09/2021	JPY	698,969	(9,144)
					$832,295

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	311

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Forward Foreign Currency Contracts

FlexShares® Morningstar Global Upstream Natural Resources Index Fund had the following outstanding contracts as of October 31, 2021:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
AUD	8,285,000	JPMorgan Chase Bank	USD	6,108,640	12/15/2021	$115,284
AUD	6,198,480	Morgan Stanley	USD	4,557,697	12/15/2021	98,774
CAD	500,000	Bank of Montreal	USD	401,838	12/15/2021	1,564
CAD	9,034,539	Citibank NA	USD	7,120,081	12/15/2021	169,019
CAD	3,140,000	Morgan Stanley	USD	2,484,598	12/15/2021	48,766
GBP	1,000,000	BNP Paribas SA	USD	1,366,379	12/15/2021	4,593
GBP	9,000,000	JPMorgan Chase Bank	USD	12,298,627	12/15/2021	40,116
MYR*	504,831	Morgan Stanley	USD	121,139	12/15/2021	540
NOK	20,661,048	BNP Paribas SA	USD	2,374,562	12/15/2021	67,035
NOK	6,500,000	Citibank NA	USD	762,574	12/15/2021	5,556
NZD	576,346	Goldman Sachs & Co.	USD	409,009	12/15/2021	3,176
SEK	5,649,173	Morgan Stanley	USD	656,720	12/15/2021	1,452
USD	9,787,555	Citibank NA	BRL*	53,000,000	12/15/2021	470,044
USD	811,014	Bank of Montreal	CAD	1,000,000	12/15/2021	4,210
USD	2,227,529	JPMorgan Chase Bank	EUR	1,900,000	12/15/2021	26,412
USD	5,033,452	Morgan Stanley	GBP	3,635,140	12/15/2021	49,779
USD	9,610,243	Toronto-Dominion Bank (The)	GBP	6,990,000	12/15/2021	27,153
USD	148,472	Citibank NA	HKD	1,154,345	12/15/2021	63
USD	448,764	JPMorgan Chase Bank	HKD	3,490,000	12/15/2021	70
USD	858,104	BNP Paribas SA	JPY	97,300,000	12/15/2021	4,354
USD	676,877	Toronto-Dominion Bank (The)	JPY	74,279,584	12/15/2021	25,118
USD	299,973	Goldman Sachs & Co.	KRW*	350,052,156	12/15/2021	718
USD	638,028	JPMorgan Chase Bank	MXN	13,000,000	12/15/2021	9,711
USD	73,867	UBS AG	MXN	1,490,000	12/15/2021	1,852
USD	718,008	Bank of Montreal	NOK	6,000,000	12/15/2021	8,964
USD	373,158	BNP Paribas SA	SEK	3,200,000	12/15/2021	334
USD	890,522	JPMorgan Chase Bank	SGD	1,200,000	12/15/2021	822
USD	203,141	BNP Paribas SA	ZAR	3,000,000	12/15/2021	6,842
USD	710,295	Citibank NA	ZAR	10,600,000	12/15/2021	16,706
Total unrealized appreciation						$1,209,027
BRL*	60,000,000	Citibank NA	USD	10,756,445	12/15/2021	$(208,320)
BRL*	959,240	Goldman Sachs & Co.	USD	180,760	12/15/2021	(12,124)
CAD	310,000	Bank of Montreal	USD	251,325	12/15/2021	(1,215)
EUR	698,602	JPMorgan Chase Bank	USD	827,953	12/15/2021	(18,635)
EUR	520,000	Morgan Stanley	USD	607,949	12/15/2021	(5,538)
EUR	1,520,000	Toronto-Dominion Bank (The)	USD	1,786,965	12/15/2021	(26,072)
GBP	2,140,000	Bank of New York	USD	2,964,135	12/15/2021	(30,256)
GBP	80,000	JPMorgan Chase Bank	USD	110,455	12/15/2021	(777)
HKD	6,220,000	Toronto-Dominion Bank (The)	USD	799,823	12/15/2021	(143)
INR*	6,925,711	Citibank NA	USD	93,239	12/15/2021	(1,212)
MXN	13,970,000	Citibank NA	USD	690,286	12/15/2021	(15,088)
MXN	7,900,000	UBS AG	USD	386,041	12/15/2021	(4,219)
SGD	379,915	Toronto-Dominion Bank (The)	USD	282,233	12/15/2021	(558)
SGD	790,000	UBS AG	USD	587,739	12/15/2021	(2,020)
USD	862,397	Bank of Montreal	AUD	1,150,000	12/15/2021	(1,516)
USD	4,873,534	JPMorgan Chase Bank	AUD	6,610,000	12/15/2021	(92,082)

See Accompanying Notes to the Financial Statements.

312	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Forward Foreign Currency Contracts (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	3,936,213	Toronto-Dominion Bank (The)	AUD	5,410,000	12/15/2021	$(127,930)
USD	6,271,495	Toronto-Dominion Bank (The)	CAD	8,000,000	12/15/2021	(182,935)
USD	1,050,035	JPMorgan Chase Bank	CHF	961,534	12/15/2021	(3,643)
USD	359,678	Toronto-Dominion Bank (The)	HKD	2,800,000	12/15/2021	(306)
USD	836,954	Citibank NA	NOK	7,240,000	12/15/2021	(18,625)
USD	321,255	Toronto-Dominion Bank (The)	NZD	450,000	12/15/2021	(571)
USD	16,315	Goldman Sachs & Co.	RUB*	1,215,850	12/15/2021	(660)
ZAR	15,760,000	Morgan Stanley	USD	1,091,448	12/15/2021	(60,225)
Total unrealized depreciation						$(814,670)
Net unrealized appreciation						$394,357

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

KRW – Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

ZAR – South African Rand

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	313

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

FlexShares® Morningstar Global Upstream Natural Resources Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2021:

Australia	5.9%
Brazil	2.7
Canada	11.6
China	1.5
Finland	1.2
France	3.9
India	0.9
Indonesia	0.3
Israel	0.6
Italy	0.8
Japan	1.2
Malaysia	1.2
Mexico	0.5
New Zealand	0.4
Norway	4.1
Russia	3.8
Saudi Arabia	1.3
Singapore	0.9
South Africa	1.5
South Korea	0.0 †
Spain	0.4
Sweden	0.7
Thailand	0.5
United Arab Emirates	1.4
United Kingdom	12.3
United States	39.8
Other[1]	0.6
100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	99.4%
Securities Lending Reinvestments	1.0
Others(1)	(0.4)
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

314	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® STOXX® Global Broad Infrastructure Index Fund

October 31, 2021

Investments	Shares	Value

COMMON STOCKS – 99.2%

Air Freight & Logistics – 3.7%

bpost SA* (a)	115,416	$988,382

Deutsche Post AG (Registered)	1,382,244	85,610,692

Oesterreichische Post AG(a)	40,304	1,702,426

PostNL NV	599,590	2,604,115

Royal Mail plc	1,150,496	6,631,463

Singapore Post Ltd.	1,648,800	800,863
		98,337,941

Commercial Services & Supplies – 4.4%

Befesa SA(b)	52,212	3,885,156

Biffa plc* (b)	467,160	2,548,631

Casella Waste Systems, Inc., Class A*	21,068	1,827,017

China Everbright Environment Group Ltd.	5,496,000	3,779,844

Clean Harbors, Inc.*	21,068	2,370,993

Cleanaway Co. Ltd.	100,000	769,549

Cleanaway Waste Management Ltd.	2,770,900	5,577,678

CoreCivic, Inc., REIT*	23,816	205,056

Covanta Holding Corp.(a)	56,792	1,146,062

Daiseki Co. Ltd.	72,360	3,369,714

Insun ENT Co. Ltd.*	36,640	379,397

Koentec Co. Ltd.	3,664	28,345

Lassila & Tikanoja OYJ(a)	39,388	619,912

Republic Services, Inc.	83,356	11,219,718

Shanghai Youngsun Investment Co. Ltd., Class B* ^ ‡ (c)	57,800	—

Stericycle, Inc.* (a)	32,976	2,206,754

US Ecology, Inc.* (a)	9,160	294,860

Waste Connections, Inc.	367,316	49,901,992

Waste Management, Inc.	165,796	26,565,493
		116,696,171

Diversified Financial Services – 0.0%(d)

Metro Pacific Investments Corp.	15,572,000	1,158,401

Diversified Telecommunication Services – 11.8%

AT&T, Inc.	2,791,052	70,501,973

BCE, Inc.(a)	493,724	25,376,270

BT Group plc*	4,001,088	7,617,959

Investments	Shares	Value

Diversified Telecommunication Services – (continued)

Cellnex Telecom SA(b)	292,204	$17,982,981

China Tower Corp. Ltd., Class H(b)	21,984,000	2,854,313

Deutsche Telekom AG (Registered)	1,765,132	32,842,515

Hellenic Telecommunications Organization SA	133,736	2,367,920

HKT Trust & HKT Ltd.	1,832,000	2,486,926

Indus Towers Ltd.	765,776	2,776,505

Infrastrutture Wireless Italiane SpA(b)	172,208	1,904,393

Liberty Global plc, Class C* (a)	138,316	3,989,033

Lumen Technologies, Inc.(a)	378,308	4,486,733

Nippon Telegraph & Telephone Corp.	1,282,400	35,854,341

Spark New Zealand Ltd.	1,070,804	3,498,255

Swisscom AG (Registered)	13,740	7,494,409

Telecom Italia SpA	5,015,100	1,788,127

Telesites SAB de CV(a)	1,557,200	1,423,561

Verizon Communications, Inc.	1,618,572	85,768,130
		311,014,344

Electric Utilities – 13.0%

American Electric Power Co., Inc.	194,192	16,450,004

Duke Energy Corp.	300,448	30,648,700

Enel SpA	7,746,612	64,869,052

Eversource Energy	132,820	11,276,418

Exelon Corp.	386,552	20,560,701

Iberdrola SA	5,795,535	68,510,809

NextEra Energy, Inc.	770,356	65,734,477

Orsted A/S(b)	188,696	26,653,180

Southern Co. (The)	417,696	26,030,815

Xcel Energy, Inc.	207,932	13,430,328
		344,164,484

Equity Real Estate Investment Trusts (REITs) – 5.7%

American Tower Corp.	177,704	50,107,197

CoreSite Realty Corp.	17,404	2,479,374

Crown Castle International Corp.	168,544	30,388,483

CyrusOne, Inc.	45,800	3,756,516

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	315

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Digital Realty Trust, Inc.(a)	109,004	$17,201,921

Equinix, Inc.	35,370	29,607,166

GEO Group, Inc. (The)(a)	19,236	157,351

Keppel DC REIT	577,622	1,023,742

SBA Communications Corp.	43,052	14,867,147
		149,588,897

Gas Utilities – 1.1%

APA Group	1,021,340	6,290,454

Beijing Enterprises Holdings Ltd.	458,000	1,760,395

Enagas SA	243,656	5,471,645

Keppel Infrastructure Trust	4,488,400	1,764,073

Petronas Gas Bhd.	549,600	2,221,759

Snam SpA	2,075,656	11,762,853
		29,271,179

Health Care Providers & Services – 3.3%

Acadia Healthcare Co., Inc.* (a)	32,060	1,987,720

Apollo Hospitals Enterprise Ltd.	161,216	9,176,004

Bangkok Dusit Medical Services PCL, NVDR	16,762,800	11,871,493

Bumrungrad Hospital PCL, NVDR	732,800	3,213,212

Encompass Health Corp.	36,640	2,328,838

Fortis Healthcare Ltd.*	713,564	2,328,002

HCA Healthcare, Inc.	99,844	25,006,928

IHH Healthcare Bhd.	3,297,600	5,207,994

Life Healthcare Group Holdings Ltd.*	1,614,908	2,583,853

Mitra Keluarga Karyasehat Tbk. PT(b)	6,412,000	1,031,894

Netcare Ltd.*	1,505,904	1,675,318

Ramsay Health Care Ltd.(a)	263,808	13,953,455

Tenet Healthcare Corp.* (a)	43,052	3,085,106

Universal Health Services, Inc., Class B	27,480	3,410,268
		86,860,085

IT Services – 0.2%

Fastly, Inc., Class A* (a)	34,808	1,761,633

Investments	Shares	Value

IT Services – (continued)

NEXTDC Ltd.*	256,480	$2,261,618
		4,023,251

Media – 5.7%

Altice USA, Inc., Class A*	84,272	1,373,634

Cable One, Inc.(a)	2,157	3,691,080

Charter Communications, Inc., Class A*	48,548	32,764,560

Comcast Corp., Class A	1,793,528	92,241,145

DISH Network Corp., Class A*	97,096	3,987,733

Liberty Broadband Corp., Class C*	60,456	9,821,077

Shaw Communications, Inc., Class B	233,580	6,715,978
		150,595,207

Multi-Utilities – 9.5%

Consolidated Edison, Inc.	135,568	10,221,827

Dominion Energy, Inc.	314,188	23,856,295

DTE Energy Co.	74,196	8,410,117

E.ON SE	2,115,960	26,852,386

Engie SA	1,863,144	26,511,693

National Grid plc(a)	3,610,872	46,298,584

Public Service Enterprise Group, Inc.	196,024	12,506,331

RWE AG	676,924	26,062,730

Sempra Energy	124,576	15,899,635

Suez SA	590,820	13,459,155

Veolia Environnement SA(a)	910,161	29,734,202

WEC Energy Group, Inc.	121,828	10,971,830
		250,784,785

Oil, Gas & Consumable Fuels – 8.2%

Antero Midstream Corp.(a)	129,156	1,374,220

Enbridge, Inc.	2,018,864	84,432,181

Equitrans Midstream Corp.	181,368	1,869,904

Inter Pipeline Ltd.	133,110	2,023,147

Keyera Corp.(a)	227,168	5,813,214

Kinder Morgan, Inc.(a)	863,788	14,468,449

Koninklijke Vopak NV	59,540	2,370,252

ONEOK, Inc.	171,292	10,897,597

Pembina Pipeline Corp.(a)	553,264	18,286,657

Petronet LNG Ltd.	687,000	2,106,012

See Accompanying Notes to the Financial Statements.

316	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Targa Resources Corp.	86,104	$4,707,306

TC Energy Corp.	977,372	52,789,363

Transneft PJSC (Preference)	1,466	3,142,259

Williams Cos., Inc. (The)	468,076	13,148,255
		217,428,816

Road & Rail – 17.9%

Aurizon Holdings Ltd.	2,503,428	6,336,695

Canadian National Railway Co.	992,944	131,757,032

Canadian Pacific Railway Ltd.(a)	936,152	72,343,996

Central Japan Railway Co.	290,200	43,011,445

CSX Corp.	883,940	31,972,110

East Japan Railway Co.(a)	534,100	33,200,621

Kansas City Southern	35,724	11,083,371

Keikyu Corp.(a)	404,400	4,546,729

Keisei Electric Railway Co. Ltd.	249,300	7,991,155

MTR Corp. Ltd.	2,151,000	11,724,105

Norfolk Southern Corp.	96,180	28,185,549

Odakyu Electric Railway Co. Ltd.(a)	496,900	10,733,301

Tobu Railway Co. Ltd.	302,200	7,502,988

Union Pacific Corp.	254,648	61,472,027

West Japan Railway Co.	265,300	12,478,000
		474,339,124

Transportation Infrastructure – 7.7%

Adani Ports & Special Economic Zone Ltd.	1,123,016	10,393,124

Aena SME SA* (a) (b)	103,508	16,967,493

Aeroports de Paris* (a)	37,556	4,993,747

Airports of Thailand PCL, NVDR	6,045,600	11,751,411

Atlantia SpA*	721,808	13,953,892

Atlas Arteria Ltd.	1,377,664	6,415,533

Auckland International Airport Ltd.* (a)	1,649,716	9,433,148

Bangkok Expressway & Metro PCL, NVDR	12,549,200	3,403,686

CCR SA	1,648,800	3,343,229

China Merchants Port Holdings Co. Ltd.	1,832,000	3,061,556

Investments	Shares	Value

Transportation Infrastructure – (continued)

COSCO SHIPPING Ports Ltd.	2,656,000	$2,212,466

Getlink SE	599,064	9,210,050

Grupo Aeroportuario del Pacifico SAB de CV, Class B*	563,340	7,116,956

Grupo Aeroportuario del Sureste SAB de CV, Class B	293,120	5,924,183

International Container Terminal Services, Inc.	2,509,840	8,961,936

Japan Airport Terminal Co. Ltd.* (a)	131,600	6,497,768

Promotora y Operadora de Infraestructura SAB de CV	283,960	2,092,759

Qube Holdings Ltd.	2,740,672	6,546,090

Shenzhen International Holdings Ltd.	1,832,679	2,212,205

Sydney Airport*	3,794,988	23,344,903

Transurban Group	4,281,801	43,223,856

Westports Holdings Bhd.	1,465,600	1,582,041

Westshore Terminals Investment Corp.(a)	65,952	1,424,336
		204,066,368

Water Utilities – 2.6%

Aguas Andinas SA, Class A	2,824,028	539,525

American States Water Co.(a)	12,824	1,164,932

American Water Works Co., Inc.	71,448	12,444,813

Beijing Enterprises Water Group Ltd.(a)	5,496,000	2,098,344

California Water Service Group	22,900	1,394,152

Cia de Saneamento Basico do Estado de Sao Paulo*	458,000	2,859,961

Cia de Saneamento de Minas Gerais-COPASA	274,800	663,478

Cia de Saneamento do Parana (Preference)*	1,190,800	785,839

Essential Utilities, Inc.	87,020	4,096,031

Guangdong Investment Ltd.	4,130,000	5,202,949

Middlesex Water Co.	8,244	907,829

Pennon Group plc	378,645	6,051,863

Severn Trent plc	359,988	13,510,758

SJW Group(a)	14,656	966,124

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	317

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Water Utilities – (continued)

TTW PCL, NVDR	2,381,600	$839,741

United Utilities Group plc	968,212	13,782,729

WHA Utilities and Power PCL, NVDR	3,206,000	407,725
		67,716,793

Wireless Telecommunication Services – 4.4%

KDDI Corp.	896,500	27,738,233

SoftBank Group Corp.	681,200	36,824,528

T-Mobile US, Inc.*	237,244	27,290,177

Vodafone Group plc	15,729,552	23,294,811
		115,147,749
Total Common Stocks (Cost $2,273,516,071)		2,621,193,595
	Principal Amount

SECURITIES LENDING REINVESTMENTS(e) – 1.2%

REPURCHASE AGREEMENTS – 1.2%

BofA Securities, Inc., 0.52%, dated 10/31/2021, due 1/31/2022, repurchase price $2,002,658, collateralized by various U.S. Treasury Securities, ranging from 0.63% – 4.50%, maturing 12/31/2027 – 8/15/2039; Common Stocks; total market value $2,094,871	$2,000,000	2,000,000

Cantor Fitzgerald & Co., Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $25,000,035, collateralized by various Mortgage-Backed Securities, ranging from 1.50% – 6.00%, maturing 7/1/2036 – 12/15/2062; total market value $34,306,918	25,000,000	25,000,000

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)

Citigroup Global Markets, Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $5,219,874, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.63%, maturing 2/15/2040 – 2/15/2042; total market value $5,266,963	$5,219,867	$5,219,867
		32,219,867
Total Securities Lending Reinvestments (Cost $32,219,867)		32,219,867
Total Investments – 100.4% (Cost $2,305,735,938)		2,653,413,462

Liabilities in excess of other assets – (0.4%)		(9,507,396)
NET ASSETS – 100.0%		$2,643,906,066

*	Non-income producing security.

^	Security subject to restrictions on resale.

(a)

The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 was $170,013,630, collateralized in the form of cash with a value of $32,219,867 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $132,749,716 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.25%, and maturity dates ranging from November 4, 2021 – August 15, 2051 and $16,809,393 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 17, 2021 – June 30, 2120; a total value of $181,778,976.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(d)	Represents less than 0.05% of net assets.

See Accompanying Notes to the Financial Statements.

318	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2021. The total value of securities purchased was $32,219,867.

‡	Value determined using significant unobservable inputs.

Percentages shown are based on Net Assets.

Abbreviations

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$424,617,819
Aggregate gross unrealized depreciation	(92,786,811)
Net unrealized appreciation	$331,831,008
Federal income tax cost	$2,321,768,573

Futures Contracts

FlexShares® STOXX® Global Broad Infrastructure Index Fund had the following open futures contracts as of October 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
EURO STOXX 50 Index	1	12/17/2021	EUR	$49,033	$282
FTSE 100 Index	61	12/17/2021	GBP	6,040,402	152,453
S&P 500 E-Mini Index	30	12/17/2021	USD	6,895,500	227,361
S&P/TSX 60 Index	27	12/16/2021	CAD	5,491,267	120,533
SPI 200 Index	23	12/16/2021	AUD	3,144,104	(42,352)
TOPIX Index	13	12/09/2021	JPY	2,271,651	(21,325)
					$436,952

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts
FlexShares® STOXX® Global Broad Infrastructure Index Fund had the following outstanding contracts as of October 31, 2021:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	7,053,810	Toronto-Dominion Bank (The)	EUR	6,000,000	12/15/2021	$102,915
USD	419,354	Citibank NA	HKD	3,260,399	12/15/2021	178
USD	4,549,636	Toronto-Dominion Bank (The)	JPY	500,000,000	12/15/2021	162,432
Total unrealized appreciation						$265,525
CAD	8,850,000	JPMorgan Chase Bank	USD	7,161,971	12/15/2021	$(21,759)
EUR	2,520,000	Bank of Montreal	USD	2,935,996	12/15/2021	(16,620)
EUR	5,340,130	JPMorgan Chase Bank	USD	6,329,397	12/15/2021	(142,950)
GBP	328,747	Morgan Stanley	USD	455,205	12/15/2021	(4,502)
JPY	361,346,439	Toronto-Dominion Bank (The)	USD	3,292,790	12/15/2021	(122,189)
USD	1,799,065	Morgan Stanley	AUD	2,432,839	12/15/2021	(28,551)
USD	823,653	Citibank NA	CAD	1,044,184	12/15/2021	(18,798)
USD	5,487,558	Toronto-Dominion Bank (The)	CAD	7,000,000	12/15/2021	(160,068)
USD	265,366	JPMorgan Chase Bank	CHF	243,000	12/15/2021	(921)
Total unrealized depreciation						$(516,358)
Net unrealized depreciation						$(250,833)

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	319

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

USD – US Dollar

FlexShares® STOXX® Global Broad Infrastructure Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2021:

Australia	4.3%
Austria	0.1
Belgium	0.0	†
Brazil	0.3
Canada	17.1
Chile	0.0	†
China	0.9
Denmark	1.0
Finland	0.0	†
France	3.2
Germany	6.6
Greece	0.1
Hong Kong	0.5
India	1.0
Indonesia	0.1
Italy	3.6
Japan	8.7
Malaysia	0.4
Mexico	0.6
Netherlands	0.2
New Zealand	0.5
Philippines	0.4
Russia	0.1
Singapore	0.1
South Africa	0.2
South Korea	0.0	†
Spain	4.1
Switzerland	0.3
Taiwan	0.0	†
Thailand	1.2
United Kingdom	4.5
United States	39.1
Other[1]	0.8
	100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	99.2%
Securities Lending Reinvestments	1.2
Others(1)	(0.4)
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

320	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Global Quality Real Estate Index Fund

October 31, 2021

Investments	Shares	Value

COMMON STOCKS – 98.9%

Equity Real Estate Investment Trusts (REITs) – 80.8%

Acadia Realty Trust	54,383	$1,162,709

AEON REIT Investment Corp.	833	1,125,034

alstria office REIT-AG	78,421	1,466,564

American Homes 4 Rent, Class A	136,612	5,546,447

American Tower Corp.	45,934	12,952,010

Argosy Property Ltd.	910,173	1,016,130

AvalonBay Communities, Inc.	68,187	16,138,499

Befimmo SA	21,182	867,756

Big Yellow Group plc	83,895	1,700,836

Brandywine Realty Trust	86,632	1,147,874

Brixmor Property Group, Inc.	144,942	3,397,440

BWP Trust	316,183	1,006,937

Camden Property Trust	37,247	6,074,986

Canadian Apartment Properties REIT(a)	39,032	1,902,871

Centerspace	10,115	1,024,043

Charter Hall Group	226,814	2,952,339

Columbia Property Trust, Inc.	62,118	1,190,802

Cousins Properties, Inc.(a)	72,114	2,856,436

Covivio	7,259	628,356

Crombie REIT(a)	63,546	947,384

Cromwell European REIT(b)	47,600	145,975

Crown Castle International Corp.	29,274	5,278,102

CT REIT(a)	65,212	933,817

Daiwa Office Investment Corp.	164	1,057,137

Dexus	14,756	120,475

Dream Industrial REIT(a)	79,135	1,082,117

Dream Office REIT(a)	46,886	883,214

EastGroup Properties, Inc.	19,278	3,812,803

Empire State Realty Trust, Inc., Class A(a)	104,720	1,013,690

Equinix, Inc.(a)	4,879	4,084,065

Equity Commonwealth	60,095	1,558,263

Equity Residential	173,859	15,021,418

Essex Property Trust, Inc.	31,773	10,800,596

Eurocommercial Properties NV	38,675	903,637

Extra Space Storage, Inc.	65,331	12,894,379

First Capital REIT(a)	68,544	977,660

First Industrial Realty Trust, Inc.	63,070	3,672,566

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Frasers Logistics & Commercial Trust(b)	1,201,900	$1,354,756

Frontier Real Estate Investment Corp.(a)	271	1,197,843

Fukuoka REIT Corp.	595	882,390

GCP Student Living plc	379,848	1,096,024

Gecina SA	22,491	3,150,654

GEO Group, Inc. (The)(a)	79,730	652,191

Goodman Group	658,546	10,832,482

Goodman Property Trust	635,460	1,130,096

Granite REIT(a)	16,184	1,309,813

Growthpoint Properties Australia Ltd.	318,801	993,723

Healthpeak Properties, Inc.	263,347	9,351,452

Heiwa Real Estate REIT, Inc.	595	830,208

Highwoods Properties, Inc.	50,932	2,283,791

Hoshino Resorts REIT, Inc.(a)	161	1,049,094

Ichigo Office REIT Investment Corp.(a)	1,190	900,653

Industrial Logistics Properties Trust	39,865	1,119,808

InterRent REIT(a)	74,494	1,089,570

Iron Mountain, Inc.	141,134	6,441,356

Japan Excellent, Inc.(a)	714	862,248

Japan Logistics Fund, Inc.	398	1,188,502

Japan Metropolitan Fund Invest	2,618	2,399,307

Kenedix Office Investment Corp.(a)	191	1,207,726

Kenedix Retail REIT Corp.	357	909,837

Killam Apartment REIT(a)	55,573	1,019,507

Kilroy Realty Corp.	51,289	3,455,853

Kimco Realty Corp.	1,002	22,656

Kimco Realty Corp.	211,413	4,777,923

Kite Realty Group Trust(a)	149,227	3,029,300

Lamar Advertising Co., Class A	23,800	2,694,160

Lexington Realty Trust(a)	134,946	1,966,163

Life Storage, Inc.	35,462	4,745,170

Macerich Co. (The)(a)	71,876	1,300,237

Mack-Cali Realty Corp.*	58,786	1,069,317

Mercialys SA	82,705	897,285

Mid-America Apartment Communities, Inc.	56,168	11,470,067

Mirvac Group	1,921,731	4,070,422

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	321

FlexShares® Global Quality Real Estate Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Monmouth Real Estate Investment Corp.	54,145	$1,020,633

Mori Trust Sogo Reit, Inc.(a)	595	767,590

NorthWest Healthcare Properties REIT(a)	80,801	865,667

NTT UD REIT Investment Corp.(a)	714	948,034

Office Properties Income Trust	36,295	929,878

Paramount Group, Inc.	102,102	865,825

Park Hotels & Resorts, Inc.*	89,131	1,651,597

Parkway Life REIT	297,500	1,028,068

Piedmont Office Realty Trust, Inc., Class A	65,450	1,162,392

PotlatchDeltic Corp.	32,844	1,716,756

Prologis, Inc.	212,415	30,791,679

PS Business Parks, Inc.	10,472	1,860,874

Public Storage	63,665	21,148,240

Retail Opportunity Investments Corp.	62,356	1,108,066

RPT Realty	79,968	1,062,775

Safestore Holdings plc(a)	100,079	1,648,943

Saul Centers, Inc.(a)	19,873	922,107

Simon Property Group, Inc.	109,004	15,977,806

SITE Centers Corp.	80,682	1,282,037

SL Green Realty Corp.	34,986	2,451,469

Summit Industrial Income REIT(a)	66,640	1,270,921

Tanger Factory Outlet Centers, Inc.(a)	66,759	1,121,551

Tritax Big Box REIT plc	530,859	1,637,269

Urban Edge Properties	60,452	1,059,724

VICI Properties, Inc.(a)	262,633	7,708,279

Waypoint REIT(a)	467,313	958,227

Weyerhaeuser Co.	366,639	13,096,345
		338,159,703

Household Durables – 0.4%

Iida Group Holdings Co. Ltd.	71,400	1,755,178

Real Estate Management & Development – 17.7%

AFI Properties Ltd.*	19,754	1,026,231

Airport City Ltd.*	56,049	1,070,255

Aroundtown SA	181,305	1,260,989

Ascendas India Trust	821,100	846,369

Investments	Shares	Value

Real Estate Management & Development – (continued)

Atrium Ljungberg AB, Class B	40,103	$920,802

Bukit Sembawang Estates Ltd.	11,900	46,153

CA Immobilien Anlagen AG	24,990	1,070,028

Castellum AB(a)	113,288	3,012,747

CK Asset Holdings Ltd.	952,000	5,880,358

CLS Holdings plc	239,547	735,524

Daibiru Corp.(a)	71,400	988,736

Daito Trust Construction Co. Ltd.(a)	31,500	3,900,724

Deutsche Wohnen SE* (c)	149,034	9,140,889

Dios Fastigheter AB	83,062	966,647

DREAM Unlimited Corp., Class A	46,053	1,148,028

Entra ASA(a) (b)	60,690	1,512,354

Fabege AB	126,854	2,144,635

Heiwa Real Estate Co. Ltd.	23,800	749,327

Helical plc	19,754	124,558

Henderson Land Development Co. Ltd.	714,000	2,992,191

Kennedy-Wilson Holdings, Inc.	60,690	1,357,635

Kerry Properties Ltd.	297,500	839,450

Kojamo OYJ	60,571	1,354,952

Kungsleden AB(a)	87,108	1,196,803

Mivne Real Estate KD Ltd.	361,879	1,320,571

Nomura Real Estate Holdings, Inc.	59,500	1,444,907

Platzer Fastigheter Holding AB, Class B	54,026	880,671

Realogy Holdings Corp.*	68,782	1,191,304

Sirius Real Estate Ltd.(a)	637,483	1,181,418

St Joe Co. (The)	18,564	872,879

Sumitomo Realty & Development Co. Ltd.	147,800	5,327,411

Sun Hung Kai Properties Ltd.	621,000	8,262,384

Swire Properties Ltd.	380,800	1,020,649

TAG Immobilien AG	71,162	2,164,216

Tokyo Tatemono Co. Ltd.	95,200	1,394,291

Tricon Residential, Inc.(a)	100,198	1,455,823

VGP NV	4,641	1,203,059

Wihlborgs Fastigheter AB	67,116	1,587,934

Yanlord Land Group Ltd.	916,300	761,035
		74,354,937
Total Common Stocks (Cost $341,555,980)		414,269,818

See Accompanying Notes to the Financial Statements.

322	FLEXSHARES ANNUAL REPORT

FlexShares® Global Quality Real Estate Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(d) – 2.7%

REPURCHASE AGREEMENTS – 2.7%

Cantor Fitzgerald & Co., Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $3,000,004, collateralized by various Mortgage-Backed Securities, ranging from 1.50% – 6.00%, maturing 7/1/2036 –12/15/2062; total market value $4,116,830	$3,000,000	$3,000,000

Citigroup Global Markets, Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $8,192,502, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.63%, maturing 2/15/2040 – 2/15/2042; total market value $8,266,407	8,192,491	8,192,491
		11,192,491
Total Securities Lending Reinvestments (Cost $11,192,491)		11,192,491
Total Investments – 101.6% (Cost $352,748,471)		425,462,309

Liabilities in excess of other assets – (1.6%)		(6,864,926)
Net Assets – 100.0%		$418,597,383
*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 was $35,762,241, collateralized in the form of cash with a value of $11,192,491 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $15,024,065 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.25%, and maturity dates ranging from November 23, 2021 – February 15, 2051 and $12,477,085 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 17, 2021 – June 30, 2120; a total value of $38,693,641.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021 amounted to $9,140,889, which represents approximately 2.18% of net assets of the Fund.

(d)	The security was purchased with cash collateral held from securities on loan at October 31, 2021. The total value of securities purchased was $11,192,491.

Percentages shown are based on Net Assets.

Abbreviations

OYJ – Public Limited Company

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$73,930,237
Aggregate gross unrealized depreciation	(4,830,810)
Net unrealized appreciation	$69,099,427
Federal income tax cost	$356,479,672

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	323

FlexShares® Global Quality Real Estate Index Fund (cont.)

Futures Contracts

FlexShares® Global Quality Real Estate Index Fund had the following open futures contracts as of October 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
EURO STOXX 50 Index	9	12/17/2021	EUR	$441,294	$3,142
S&P Midcap 400 E-Mini Index	33	12/17/2021	USD	9,205,020	131,398
SPI 200 Index	29	12/16/2021	AUD	3,964,306	(11,822)
					$122,718

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Global Quality Real Estate Index Fund had the following outstanding contracts as of October 31, 2021:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
AUD	674,104	Goldman Sachs & Co.	USD	506,397	12/15/2021	$9
CAD	743,625	Goldman Sachs & Co.	USD	599,910	12/15/2021	49
GBP	228,560	Goldman Sachs & Co.	USD	313,288	12/15/2021	61
ILS	385,426	Goldman Sachs & Co.	USD	122,126	12/15/2021	2
JPY	131,318,092	Goldman Sachs & Co.	USD	1,151,996	12/15/2021	243
SEK	2,739,649	Goldman Sachs & Co.	USD	319,103	12/15/2021	87
SEK	968,851	Morgan Stanley	USD	112,630	12/15/2021	249
USD	65,994	Bank of Montreal	CAD	81,495	12/15/2021	244
USD	147,952	Morgan Stanley	GBP	106,850	12/15/2021	1,463
USD	33,740	Citibank NA	HKD	262,326	12/15/2021	14
USD	261,917	Bank of Montreal	JPY	29,693,553	12/15/2021	1,373
USD	2,759	Toronto-Dominion Bank (The)	JPY	302,807	12/15/2021	103
USD	184,449	UBS AG	NOK	1,537,310	12/15/2021	2,779
USD	104,646	Bank of New York	NZD	145,356	12/15/2021	692
USD	176,346	Bank of Montreal	SEK	1,505,729	12/15/2021	917
USD	38,180	Goldman Sachs & Co.	SGD	51,495	12/15/2021	—
Total unrealized appreciation						$8,285
AUD	262,333	Bank of New York	USD	197,855	12/15/2021	$(783)
EUR	121,202	JPMorgan Chase Bank	USD	142,512	12/15/2021	(2,102)
HKD	5,520,817	Goldman Sachs & Co.	USD	709,804	12/15/2021	(16)
HKD	1,846,539	JPMorgan Chase Bank	USD	237,454	12/15/2021	(52)
NOK	1,162,537	Goldman Sachs & Co.	USD	137,389	12/15/2021	(7)
NZD	113,758	Goldman Sachs & Co.	USD	81,357	12/15/2021	(2)
SGD	52,965	Toronto-Dominion Bank (The)	USD	39,347	12/15/2021	(78)
USD	130,965	Morgan Stanley	AUD	177,101	12/15/2021	(2,078)
USD	254,805	Citibank NA	CAD	323,029	12/15/2021	(5,816)
USD	139,097	JPMorgan Chase Bank	CHF	127,373	12/15/2021	(483)
USD	8,933,578	Goldman Sachs & Co.	EUR	7,713,382	12/15/2021	(2,241)
USD	157,013	JPMorgan Chase Bank	ILS	497,272	12/15/2021	(555)
Total unrealized depreciation						$(14,213)
Net unrealized depreciation						$(5,928)

See Accompanying Notes to the Financial Statements.

324	FLEXSHARES ANNUAL REPORT

FlexShares® Global Quality Real Estate Index Fund (cont.)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

FlexShares® Global Quality Real Estate Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2021:

Australia	5.0%
Austria	0.3
Belgium	0.5
Canada	3.6
Finland	0.3
France	1.1
Germany	3.3
Hong Kong	4.5
Israel	0.8
Japan	7.4
Netherlands	0.2
New Zealand	0.5
Norway	0.4
Singapore	1.0
Sweden	2.6
United Kingdom	1.9
United States	65.5
Other[1]	1.1
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	98.9%
Securities Lending Reinvestments	2.7
Others(1)	(1.6)
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	325

Schedule of Investments

FlexShares® Real Assets Allocation Index Fund

October 31, 2021

Investments	Shares	Value

EXCHANGE TRADED FUNDS – 100.0%

FlexShares® Global Quality Real Estate Index Fund(a)	125,820	$8,892,328

FlexShares® Global Upstream Natural Resources Index Fund(a)	161,064	6,247,673

FlexShares® STOXX® Global Broad Infrastructure Index Fund(a)	262,440	15,150,662
Total Exchange Traded Funds (Cost $29,129,334)		30,290,663

Total Investments – 100.0% (Cost $29,129,334)		30,290,663

Other assets less liabilities – 0.0%		9,023
NET ASSETS – 100.0%		$30,299,686
(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the affiliated Funds.

(b)	Represents less than 0.05% of net assets.

Percentages shown are based on Net Assets.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,143,210
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$1,143,210
Federal income tax cost	$29,147,453

The underlying index of the FlexShares® Real Assets Allocation Index Fund is comprised of securities of affiliated FlexShares® Funds. The Schedules of Investments of the affiliated FlexShares® Funds are located elsewhere in this Report.

Investment in a company which was affiliated for the period ended October 31, 2021, was as follows:

Security	Value October 31, 2020	Purchases at Cost	Sales Proceeds	Shares October 31, 2021	Value October 31, 2021	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain
FlexShares® Global Quality Real Estate Index Fund	$917,016	$8,178,765	$729,728	125,820	$8,892,328	$503,542	$29,163	$22,733
FlexShares® Global Upstream Natural Resources Index Fund	1,335,592	9,647,616	5,572,005	161,064	6,247,673	689,626	206,150	146,844
FlexShares® STOXX® Global Broad Infrastructure Index Fund	2,249,624	13,093,546	615,008	262,440	15,150,662	358,090	162,516	64,410
	$4,502,232	$30,919,927	$6,916,741	549,324	$30,290,663	$1,551,258	$397,829	$233,987

Security Type	% of Net Assets
Exchange Traded Funds	100.0%
Others(1)	0.0 †
100.0%

(1)	Includes any other net assets/(liabilities).

†	Amount represents less than 0.05%.

See Accompanying Notes to the Financial Statements.

326	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Quality Dividend Index Fund

October 31, 2021

Investments	Shares	Value

COMMON STOCKS – 99.4%

Aerospace & Defense – 0.5%

Lockheed Martin Corp.	23,083	$7,670,943

Auto Components – 0.5%

Gentex Corp.(a)	213,377	7,551,412

Banks – 4.0%

Bank of America Corp.	79,946	3,819,820

First Citizens BancShares, Inc., Class A(a)	1,126	916,451

JPMorgan Chase & Co.	360,320	61,214,765

Zions Bancorp NA	6,193	390,097
		66,341,133

Beverages – 0.1%

Coca-Cola Co. (The)	14,075	793,408

PepsiCo, Inc.	2,252	363,923
		1,157,331

Biotechnology – 1.3%

AbbVie, Inc.	2,815	322,796

Amgen, Inc.	105,844	21,906,533
		22,229,329

Building Products – 1.1%

A O Smith Corp.(a)	118,793	8,680,205

Trane Technologies plc	50,107	9,065,859
		17,746,064

Capital Markets – 3.4%

Blackstone, Inc., Class A	127,238	17,612,284

Lazard Ltd., Class A	153,136	7,502,133

Moody’s Corp.	17,453	7,053,630

StepStone Group, Inc., Class A	106,407	4,999,001

Stifel Financial Corp.(a)	119,356	8,697,472

T. Rowe Price Group, Inc.	45,603	9,890,378
		55,754,898

Chemicals – 1.8%

Eastman Chemical Co.(a)	67,560	7,028,267

Olin Corp.	189,731	10,810,872

Investments	Shares	Value

Chemicals – (continued)

Sherwin-Williams Co. (The)	37,721	$11,942,846
		29,781,985

Commercial Services & Supplies – 0.6%

Cintas Corp.	6,193	2,682,188

Rollins, Inc.(a)	206,058	7,259,424
		9,941,612

Communications Equipment – 2.6%

Cisco Systems, Inc.	776,377	43,453,821

Consumer Finance – 2.0%

Ally Financial, Inc.	170,589	8,143,919

Discover Financial Services	74,879	8,485,288

OneMain Holdings, Inc.(a)	148,069	7,819,524

Synchrony Financial	184,101	8,551,491
		33,000,222

Containers & Packaging – 0.4%

International Paper Co.	138,498	6,879,196

Diversified Consumer Services – 0.4%

H&R Block, Inc.	323,725	7,468,336

Diversified Telecommunication Services – 1.9%

AT&T, Inc.	547,799	13,837,403

Lumen Technologies, Inc.(a)	176,219	2,089,957

Verizon Communications, Inc.	297,264	15,752,019
		31,679,379

Electric Utilities – 1.0%

IDACORP, Inc.(a)	42,225	4,404,912

Southern Co. (The)	194,798	12,139,811
		16,544,723

Entertainment – 0.7%

Activision Blizzard, Inc.	143,002	11,181,326

Equity Real Estate Investment Trusts (REITs) – 2.9%

AvalonBay Communities, Inc.	41,099	9,727,311

Extra Space Storage, Inc.	50,670	10,000,738

Highwoods Properties, Inc.	180,723	8,103,619

Public Storage	30,402	10,098,937

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	327

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

SL Green Realty Corp.	11,260	$788,988

Weyerhaeuser Co.	239,838	8,567,013
		47,286,606

Food & Staples Retailing – 1.9%

Walmart, Inc.	204,932	30,620,939

Health Care Equipment & Supplies – 1.5%

Abbott Laboratories	126,112	16,254,575

ResMed, Inc.	33,780	8,881,100
		25,135,675

Health Care Providers & Services – 1.9%

Cardinal Health, Inc.	150,884	7,213,764

Chemed Corp.	13,512	6,516,162

McKesson Corp.	45,603	9,479,951

UnitedHealth Group, Inc.	16,327	7,518,094
		30,727,971

Health Care Technology – 0.5%

Cerner Corp.	100,777	7,486,723

Hotels, Restaurants & Leisure – 0.6%

Domino’s Pizza, Inc.	3,941	1,927,031

Wingstop, Inc.(a)	45,040	7,768,049
		9,695,080

Household Durables – 0.3%

Tempur Sealy International, Inc.	127,801	5,683,310

Household Products – 3.3%

Clorox Co. (The)	5,630	917,747

Colgate-Palmolive Co.	33,217	2,530,803

Procter & Gamble Co. (The)	360,883	51,602,660
		55,051,210

Independent Power and Renewable Electricity Producers – 0.3%

AES Corp. (The)	182,975	4,598,162

Industrial Conglomerates – 1.2%

3M Co.	106,407	19,012,803

Investments	Shares	Value

Insurance – 3.8%

Aflac, Inc.	166,648	$8,943,998

Allstate Corp. (The)	69,812	8,633,650

American Financial Group, Inc.	62,493	8,501,548

Aon plc, Class A	27,587	8,825,633

Cincinnati Financial Corp.(a)	71,501	8,683,082

Old Republic International Corp.	313,028	8,085,513

Progressive Corp. (The)	107,533	10,202,731
		61,876,155

Internet & Direct Marketing Retail – 0.8%

eBay, Inc.(a)	134,557	10,323,213

Shutterstock, Inc.	17,453	2,114,431
		12,437,644

IT Services – 2.9%

International Business Machines Corp.(a)	164,959	20,636,371

Mastercard, Inc., Class A	13,512	4,533,546

Paychex, Inc.(a)	81,635	10,063,963

Visa, Inc., Class A(a)	30,965	6,557,458

Western Union Co. (The)(a)	287,130	5,231,509
		47,022,847

Leisure Products – 0.9%

Brunswick Corp.(a)	78,257	7,284,944

Polaris, Inc.(a)	62,493	7,183,570
		14,468,514

Life Sciences Tools & Services – 0.0%(b)

Thermo Fisher Scientific, Inc.	1,126	712,837

Machinery – 1.3%

Illinois Tool Works, Inc.	57,989	13,213,954

Pentair plc(a)	108,659	8,037,506
		21,251,460

Media – 3.7%

Comcast Corp., Class A	304,583	15,664,704

Fox Corp., Class A(a)	56,300	2,237,362

Interpublic Group of Cos., Inc. (The)	236,460	8,647,342

See Accompanying Notes to the Financial Statements.

328	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Media – (continued)

New York Times Co. (The), Class A	170,589	$9,312,453

Nexstar Media Group, Inc., Class A(a)	58,552	8,778,701

Omnicom Group, Inc.	120,482	8,202,415

Sirius XM Holdings, Inc.(a)	1,334,873	8,129,377
		60,972,354

Metals & Mining – 1.6%

Freeport-McMoRan, Inc.	301,205	11,361,453

Newmont Corp.	156,514	8,451,756

Southern Copper Corp.	105,844	6,349,581
		26,162,790

Mortgage Real Estate Investment Trusts (REITs) – 0.5%

Annaly Capital Management, Inc.(a)	905,867	7,663,635

Multiline Retail – 0.6%

Target Corp.	37,721	9,793,126

Multi-Utilities – 1.4%

MDU Resources Group, Inc.	239,838	7,370,222

Public Service Enterprise Group, Inc.	143,002	9,123,527

WEC Energy Group, Inc.(a)	79,946	7,199,937
		23,693,686

Oil, Gas & Consumable Fuels – 2.5%

Antero Midstream Corp.(a)	931,202	9,907,989

Coterra Energy, Inc.	565,053	12,046,930

Exxon Mobil Corp.	5,630	362,966

Kinder Morgan, Inc.(a)	499,944	8,374,062

Targa Resources Corp.	193,109	10,557,269
		41,249,216

Paper & Forest Products – 0.5%

Louisiana-Pacific Corp.(a)	144,128	8,493,463

Sylvamo Corp.*	1	18
		8,493,481

Pharmaceuticals – 5.8%

Eli Lilly and Co.	108,659	27,681,967

Investments	Shares	Value

Pharmaceuticals – (continued)

Johnson & Johnson	316,969	$51,627,911

Pfizer, Inc.	358,068	15,661,894
		94,971,772

Road & Rail – 2.2%

Old Dominion Freight Line, Inc.	32,091	10,954,263

Union Pacific Corp.(a)	106,407	25,686,650
		36,640,913

Semiconductors & Semiconductor Equipment – 7.8%

Analog Devices, Inc.(a)	68,123	11,818,659

Broadcom, Inc.	75,442	40,110,248

Intel Corp.	725,144	35,532,056

Microchip Technology, Inc.(a)	109,222	8,092,258

Texas Instruments, Inc.	170,589	31,982,026
		127,535,247

Software – 7.5%

CDK Global, Inc.(a)	202,117	8,796,132

Microsoft Corp.	279,811	92,790,924

NortonLifeLock, Inc.(a)	331,607	8,439,398

Oracle Corp.	140,187	13,449,541
		123,475,995

Specialty Retail – 5.9%

Bath & Body Works, Inc.	72,064	4,978,902

Best Buy Co., Inc.	76,568	9,359,672

Dick’s Sporting Goods, Inc.(a)	78,820	9,790,232

Home Depot, Inc. (The)	87,265	32,439,891

Lowe’s Cos., Inc.	130,053	30,408,993

Williams-Sonoma, Inc.(a)	52,922	9,829,203
		96,806,893

Technology Hardware, Storage & Peripherals – 8.5%

Apple, Inc.	882,221	132,156,707

Seagate Technology Holdings plc	86,702	7,722,547
		139,879,254

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	329

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Thrifts & Mortgage Finance – 0.4%

PennyMac Financial Services, Inc.	113,726	$7,057,835

Tobacco – 2.6%

Altria Group, Inc.	339,489	14,974,860

Philip Morris International, Inc.	287,130	27,145,270
		42,120,130

Trading Companies & Distributors – 1.5%

Fastenal Co.(a)	166,648	9,512,268

MSC Industrial Direct Co., Inc., Class A	83,324	7,005,048

WW Grainger, Inc.	18,016	8,343,390
		24,860,706
Total Common Stocks (Cost $1,244,426,037)		1,632,826,679
	Principal Amount

SECURITIES LENDING REINVESTMENTS(c) – 5.7%

CERTIFICATES OF DEPOSIT – 0.3%

Oversea-Chinese Banking Corp. Ltd., New York 0.14%, 2/24/2022	$2,000,000	1,999,994

The Sumitomo Bank Ltd., New York 0.15%, 3/9/2022	3,000,000	3,000,042
Total Certificates of Deposit (Cost $5,000,000)		5,000,036

REPURCHASE AGREEMENTS – 5.4%

BofA Securities, Inc., 0.52%, dated 10/31/2021, due 1/31/2022, repurchase price $8,010,631, collateralized by various U.S. Treasury Securities, ranging from 0.63% – 4.50%, maturing 12/31/2027 – 8/15/2039; Common Stocks; total market value $8,379,483	8,000,000	8,000,000

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)

Cantor Fitzgerald & Co., Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $30,000,042, collateralized by various Mortgage-Backed Securities, ranging from 1.50% – 6.00%, maturing 7/1/2036 – 12/15/2062; total market value $41,168,302	$30,000,000	$30,000,000

Citigroup Global Markets, Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $50,371,979, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.63%, maturing 2/15/2040 – 2/15/2042; total market value $50,826,385	50,371,909	50,371,909
Total Repurchase Agreements (Cost $88,371,909)		88,371,909
Total Securities Lending Reinvestments (Cost $93,371,909)		93,371,945
Total Investments – 105.1% (Cost $1,337,797,946)		1,726,198,624

Liabilities in excess of other assets – (5.1%)		(83,653,744)
NET ASSETS – 100.0%		$1,642,544,880

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 was $130,499,879, collateralized in the form of cash with a value of $93,372,067 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $37,150,968 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.25%, and maturity dates ranging from November 4, 2021 – February 15, 2051 and $2,857,489 of collateral in the form of Foreign

See Accompanying Notes to the Financial Statements.

330	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Index Fund (cont.)

Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 17, 2021 – September 20, 2117; a total value of $133,380,524.

(b)	Represents less than 0.05% of net assets.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2021. The total value of securities purchased was $93,371,945.

Percentages shown are based on Net Assets.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$406,382,644
Aggregate gross unrealized depreciation	(18,066,669)
Net unrealized appreciation	$388,315,975
Federal income tax cost	$1,338,213,450

Futures Contracts

FlexShares® Quality Dividend Index Fund had the following open futures contracts as of October 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
S&P 500 E-Mini Index	41	12/17/2021	USD	$9,423,850	$330,801

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	99.4%
Securities Lending Reinvestments	5.7
Others(1)	(5.1)
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	331

Schedule of Investments

FlexShares® Quality Dividend Defensive Index Fund

October 31, 2021

Investments	Shares	Value

COMMON STOCKS – 99.3%

Banks – 4.1%

Bank of America Corp.	22,400	$1,070,272

JPMorgan Chase & Co.	88,320	15,004,685

Popular, Inc.(a)	30,240	2,462,745
		18,537,702

Beverages – 0.1%

Coca-Cola Co. (The)	3,680	207,442

PepsiCo, Inc.	480	77,568
		285,010

Biotechnology – 3.5%

AbbVie, Inc.	69,920	8,017,727

Amgen, Inc.	28,960	5,993,851

Gilead Sciences, Inc.	27,840	1,806,259
		15,817,837

Building Products – 2.2%

A O Smith Corp.(a)	32,320	2,361,622

Advanced Drainage Systems, Inc.	20,000	2,256,000

Carrier Global Corp.	17,600	919,248

Lennox International, Inc.	6,720	2,011,162

Trane Technologies plc	13,760	2,489,597
		10,037,629

Capital Markets – 2.9%

Blackstone, Inc., Class A	34,720	4,805,943

LPL Financial Holdings, Inc.	15,360	2,519,347

StepStone Group, Inc., Class A(a)	49,280	2,315,175

T. Rowe Price Group, Inc.	12,480	2,706,662

Virtu Financial, Inc., Class A	19,040	473,715
		12,820,842

Chemicals – 1.6%

CF Industries Holdings, Inc.	41,120	2,335,616

Chemours Co. (The)(a)	64,480	1,806,730

Olin Corp.(a)	51,840	2,953,843
		7,096,189

Investments	Shares	Value

Commercial Services & Supplies – 0.5%

Rollins, Inc.	58,240	$2,051,795

Communications Equipment – 3.3%

Cisco Systems, Inc.	212,800	11,910,416

Motorola Solutions, Inc.	10,880	2,704,659
		14,615,075

Consumer Finance – 0.5%

Santander Consumer USA Holdings, Inc.	49,427	2,061,106

Containers & Packaging – 0.5%

Avery Dennison Corp.	5,440	1,184,397

International Paper Co.	11,520	572,198

Packaging Corp. of America	3,840	527,501
		2,284,096

Distributors – 0.1%

Pool Corp.	1,280	659,405

Diversified Consumer Services – 0.6%

H&R Block, Inc.	88,160	2,033,851

Service Corp. International(a)	8,800	602,712
		2,636,563

Diversified Telecommunication Services – 1.9%

AT&T, Inc.	152,000	3,839,520

Lumen Technologies, Inc.(a)	48,800	578,768

Verizon Communications, Inc.	81,120	4,298,549
		8,716,837

Electric Utilities – 2.4%

Duke Energy Corp.	16,320	1,664,803

Exelon Corp.	20,960	1,114,862

IDACORP, Inc.	20,480	2,136,474

NextEra Energy, Inc.	41,760	3,563,381

PPL Corp.	23,040	663,552

Southern Co. (The)	23,360	1,455,795
		10,598,867

Entertainment – 0.7%

Activision Blizzard, Inc.	39,200	3,065,048

See Accompanying Notes to the Financial Statements.

332	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – 5.8%

American Tower Corp.	23,040	$6,496,589

CoreSite Realty Corp.	3,360	478,666

CubeSmart	12,480	686,525

Duke Realty Corp.	46,720	2,627,533

Equity Residential	24,000	2,073,600

Extra Space Storage, Inc.	13,760	2,715,811

Gaming and Leisure Properties, Inc.	11,840	574,121

Healthpeak Properties, Inc.	67,840	2,408,998

Iron Mountain, Inc.(a)	50,400	2,300,256

Mid-America Apartment Communities, Inc.	12,800	2,613,888

National Retail Properties, Inc.	2,720	123,379

Public Storage	8,320	2,763,738
		25,863,104

Food & Staples Retailing – 1.9%

Walmart, Inc.	56,960	8,510,963

Food Products – 1.0%

Hershey Co. (The)	13,600	2,384,760

Sanderson Farms, Inc.	11,520	2,182,464
		4,567,224

Health Care Equipment & Supplies – 2.3%

Abbott Laboratories	61,760	7,960,247

ResMed, Inc.	9,120	2,397,739
		10,357,986

Health Care Providers & Services – 1.4%

Chemed Corp.	4,160	2,006,160

UnitedHealth Group, Inc.	9,120	4,199,486
		6,205,646

Health Care Technology – 0.0%(b)

Cerner Corp.	2,720	202,069

Hotels, Restaurants & Leisure – 1.1%

Domino’s Pizza, Inc.	4,640	2,268,821

Starbucks Corp.	16,640	1,765,005

Yum! Brands, Inc.	6,080	759,635
		4,793,461

Investments	Shares	Value

Household Products – 2.5%

Clorox Co. (The)	12,160	$1,982,202

Procter & Gamble Co. (The)	64,800	9,265,752
		11,247,954

Independent Power and Renewable Electricity Producers – 0.6%

AES Corp. (The)	76,160	1,913,901

NextEra Energy Partners LP(a)	6,560	566,128
		2,480,029

Industrial Conglomerates – 1.2%

3M Co.	29,280	5,231,750

Insurance – 3.7%

Aflac, Inc.	45,600	2,447,352

American Financial Group, Inc.	16,960	2,307,238

Aon plc, Class A(a)	11,360	3,634,291

Brown & Brown, Inc.	10,400	656,344

Cincinnati Financial Corp.(a)	19,520	2,370,509

Old Republic International Corp.	86,560	2,235,845

Progressive Corp. (The)	29,600	2,808,448
		16,460,027

Internet & Direct Marketing Retail – 0.8%

eBay, Inc.(a)	37,280	2,860,121

Shutterstock, Inc.	4,640	562,136
		3,422,257

IT Services – 2.8%

International Business Machines Corp.	42,880	5,364,288

Mastercard, Inc., Class A	3,520	1,181,031

Paychex, Inc.	22,400	2,761,472

Visa, Inc., Class A(a)	8,320	1,761,926

Western Union Co. (The)	87,200	1,588,784
		12,657,501

Life Sciences Tools & Services – 0.0%(b)

Thermo Fisher Scientific, Inc.	320	202,582

Machinery – 2.7%

Deere & Co.	6,240	2,136,015

Graco, Inc.	30,080	2,261,414

Illinois Tool Works, Inc.	16,000	3,645,920

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	333

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

Otis Worldwide Corp.	28,160	$2,261,530

Toro Co. (The)	16,320	1,558,070
		11,862,949

Media – 3.7%

Comcast Corp., Class A	83,680	4,303,662

Fox Corp., Class A(a)	15,360	610,406

Interpublic Group of Cos., Inc. (The)	65,280	2,387,290

New York Times Co. (The), Class A	46,400	2,532,976

Nexstar Media Group, Inc., Class A(a)	16,000	2,398,880

Omnicom Group, Inc.	32,800	2,233,024

Sirius XM Holdings, Inc.(a)	365,600	2,226,504
		16,692,742

Metals & Mining – 1.0%

Newmont Corp.	42,240	2,280,960

Southern Copper Corp.	37,120	2,226,829
		4,507,789

Mortgage Real Estate Investment Trusts (REITs) – 0.9%

AGNC Investment Corp.(a)	120,960	1,925,683

Annaly Capital Management, Inc.(a)	244,160	2,065,594
		3,991,277

Multiline Retail – 1.4%

Target Corp.	24,960	6,480,115

Multi-Utilities – 1.6%

CMS Energy Corp.	15,360	926,976

Dominion Energy, Inc.	18,560	1,409,261

Public Service Enterprise Group, Inc.	37,120	2,368,256

WEC Energy Group, Inc.	25,920	2,334,355
		7,038,848

Oil, Gas & Consumable Fuels – 0.3%

Coterra Energy, Inc.	63,040	1,344,013

Exxon Mobil Corp.	1,280	82,521
		1,426,534

Investments	Shares	Value

Paper & Forest Products – 0.0%(b)

Sylvamo Corp.*	1	$23

Pharmaceuticals – 5.6%

Eli Lilly and Co.	40,960	10,434,970

Johnson & Johnson	88,000	14,333,440

Pfizer, Inc.	11,200	489,888
		25,258,298

Semiconductors & Semiconductor Equipment – 6.0%

Applied Materials, Inc.	6,720	918,288

Broadcom, Inc.	20,640	10,973,669

Intel Corp.	28,320	1,387,680

KLA Corp.	8,000	2,982,080

Lam Research Corp.	3,040	1,713,253

QUALCOMM, Inc.	2,240	298,009

Texas Instruments, Inc.	46,560	8,729,069
		27,002,048

Software – 7.5%

CDK Global, Inc.	55,680	2,423,193

Microsoft Corp.	76,480	25,362,298

NortonLifeLock, Inc.	90,240	2,296,608

Oracle Corp.	38,560	3,699,446
		33,781,545

Specialty Retail – 5.6%

Best Buy Co., Inc.	18,400	2,249,216

Dick’s Sporting Goods, Inc.(a)	3,360	417,346

Home Depot, Inc. (The)	44,640	16,594,474

Lowe’s Cos., Inc.	13,920	3,254,774

Williams-Sonoma, Inc.(a)	13,280	2,466,494
		24,982,304

Technology Hardware, Storage & Peripherals – 8.9%

Apple, Inc.	236,960	35,496,608

HP, Inc.	80,640	2,445,811

Seagate Technology Holdings plc	23,520	2,094,927
		40,037,346

Thrifts & Mortgage Finance – 0.4%

PennyMac Financial Services, Inc.	31,360	1,946,202

See Accompanying Notes to the Financial Statements.

334	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Tobacco – 2.6%

Altria Group, Inc.(a)	93,440	$4,121,638

Philip Morris International, Inc.	78,720	7,442,189
		11,563,827

Trading Companies & Distributors – 1.1%

Fastenal Co.(a)	45,920	2,621,114

MSC Industrial Direct Co., Inc., Class A	23,200	1,950,424

Watsco, Inc.	1,920	555,993
		5,127,531
Total Common Stocks (Cost $348,365,863)		445,185,932
	Principal Amount

SECURITIES LENDING REINVESTMENTS(c) – 5.3%

REPURCHASE AGREEMENTS – 5.3%

BofA Securities, Inc., 0.52%, dated 10/31/2021, due 1/31/2022, repurchase price $1,001,329, collateralized by various U.S. Treasury Securities, ranging from 0.63% – 4.50%, maturing 12/31/2027 – 8/15/2039; Common Stocks; total market value $1,047,435	$1,000,000	1,000,000

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)

Citigroup Global Markets, Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $22,597,354, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.63%, maturing 2/15/2040 – 2/15/2042; total market value $22,801,205	$22,597,323	$22,597,323
		23,597,323
Total Securities Lending Reinvestments (Cost $23,597,323)		23,597,323
Total Investments – 104.6% (Cost $371,963,186)		468,783,255

Liabilities in excess of other assets – (4.6%)		(20,725,269)
NET ASSETS – 100.0%		$448,057,986

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 was $26,242,817, collateralized in the form of cash with a value of $23,597,323 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $3,202,417 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.25%, and maturity dates ranging from November 23, 2021 – February 15, 2051; a total value of $26,799,740.

(b)	Represents less than 0.05% of net assets.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2021. The total value of securities purchased was $23,597,323.

Percentages shown are based on Net Assets.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$102,473,500
Aggregate gross unrealized depreciation	(5,731,470)
Net unrealized appreciation	$96,742,030
Federal income tax cost	$372,140,758

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	335

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Futures Contracts

FlexShares® Quality Dividend Defensive Index Fund had the following open futures contracts as of October 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
S&P 500 E-Mini Index	12	12/17/2021	USD	$2,758,200	$99,533

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	99.3%
Securities Lending Reinvestments	5.3
Others(1)	(4.6)
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

336	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Quality Dividend Dynamic Index Fund

October 31, 2021

Investments	Shares	Value

COMMON STOCKS – 99.0%

Air Freight & Logistics – 0.1%

United Parcel Service, Inc., Class B	154	$32,874

Auto Components – 0.4%

Gentex Corp.	2,667	94,385

Banks – 5.4%

Bank of America Corp.	1,295	61,875

Citigroup, Inc.	4,823	333,559

JPMorgan Chase & Co.	4,690	796,784
		1,192,218

Beverages – 0.1%

Coca-Cola Co. (The)	217	12,232

PepsiCo, Inc.	21	3,394
		15,626

Biotechnology – 1.3%

AbbVie, Inc.	21	2,408

Amgen, Inc.	1,372	283,963
		286,371

Building Products – 2.1%

A O Smith Corp.	1,561	114,062

Advanced Drainage Systems, Inc.	952	107,385

Masco Corp.	1,603	105,077

Trane Technologies plc	693	125,384
		451,908

Capital Markets – 3.1%

Apollo Global Management, Inc.(a)	1,232	94,802

Blackstone, Inc., Class A	1,589	219,949

Lazard Ltd., Class A	2,275	111,452

LPL Financial Holdings, Inc.	735	120,555

T. Rowe Price Group, Inc.	644	139,671
		686,429

Chemicals – 3.1%

Celanese Corp.	672	108,535

Chemours Co. (The)	3,465	97,089

Dow, Inc.	2,170	121,455

Eastman Chemical Co.(a)	910	94,667

Investments	Shares	Value

Chemicals – (continued)

Olin Corp.	1,029	$58,633

Sherwin-Williams Co. (The)	595	188,383
		668,762

Commercial Services & Supplies – 0.6%

Cintas Corp.	315	136,426

Communications Equipment – 2.6%

Cisco Systems, Inc.	10,313	577,219

Consumer Finance – 3.4%

Ally Financial, Inc.	854	40,770

American Express Co.	1,176	204,365

Capital One Financial Corp.	1,064	160,696

Discover Financial Services	1,043	118,193

OneMain Holdings, Inc.	1,953	103,138

Synchrony Financial	2,499	116,078
		743,240

Containers & Packaging – 0.2%

International Paper Co.	959	47,634

Diversified Telecommunication Services – 1.9%

AT&T, Inc.	7,504	189,551

Lumen Technologies, Inc.(a)	2,009	23,827

Verizon Communications, Inc.	3,682	195,109
		408,487

Electric Utilities – 0.3%

PPL Corp.	2,415	69,552

Electrical Equipment – 0.8%

Emerson Electric Co.	1,442	139,888

Rockwell Automation, Inc.(a)	105	33,537
		173,425

Electronic Equipment, Instruments & Components – 0.6%

CDW Corp.	189	35,277

SYNNEX Corp.	847	88,935
		124,212

Entertainment – 0.6%

Activision Blizzard, Inc.	1,827	142,853

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	337

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – 3.0%

AvalonBay Communities, Inc.	532	$125,914

Brixmor Property Group, Inc.	4,823	113,051

Highwoods Properties, Inc.	2,492	111,741

Kimco Realty Corp.	5,656	127,825

SL Green Realty Corp.	770	53,954

Weyerhaeuser Co.	3,458	123,520
		656,005

Food & Staples Retailing – 0.6%

Costco Wholesale Corp.	217	106,664

Walmart, Inc.	161	24,057
		130,721

Health Care Equipment & Supplies – 0.6%

Abbott Laboratories	945	121,801

Health Care Providers & Services – 0.8%

Cardinal Health, Inc.	1,449	69,277

UnitedHealth Group, Inc.	238	109,592
		178,869

Household Durables – 0.7%

Tempur Sealy International, Inc.	2,527	112,376

Whirlpool Corp.	161	33,943
		146,319

Household Products – 0.4%

Procter & Gamble Co. (The)	679	97,090

Independent Power and Renewable Electricity Producers – 0.4%

AES Corp. (The)	3,591	90,242

Industrial Conglomerates – 1.1%

3M Co.	1,407	251,403

Insurance – 1.1%

Aflac, Inc.	2,254	120,972

Old Republic International Corp.	4,459	115,176
		236,148

Investments	Shares	Value

Internet & Direct Marketing Retail – 0.8%

eBay, Inc.	1,897	$145,538

Shutterstock, Inc.	210	25,441
		170,979

IT Services – 4.7%

Accenture plc, Class A	1,197	429,472

Genpact Ltd.(a)	1,547	76,344

International Business Machines Corp.	2,184	273,218

Mastercard, Inc., Class A	161	54,019

Paychex, Inc.	917	113,048

Visa, Inc., Class A(a)	392	83,014
		1,029,115

Leisure Products – 0.9%

Brunswick Corp.	1,043	97,093

Polaris, Inc.(a)	791	90,925
		188,018

Life Sciences Tools & Services – 2.7%

Thermo Fisher Scientific, Inc.	945	598,251

Machinery – 2.0%

Crane Co.	1,085	112,059

Cummins, Inc.	154	36,936

Illinois Tool Works, Inc.	784	178,650

Parker-Hannifin Corp.	392	116,263
		443,908

Media – 3.6%

Comcast Corp., Class A	4,081	209,886

Fox Corp., Class A	714	28,374

Interpublic Group of Cos., Inc. (The)	3,227	118,012

New York Times Co. (The), Class A	2,170	118,460

Nexstar Media Group, Inc., Class A	749	112,298

Omnicom Group, Inc.	1,435	97,695

Sirius XM Holdings, Inc.(a)	17,759	108,152
		792,877

Metals & Mining – 1.3%

Freeport-McMoRan, Inc.	4,032	152,087

Newmont Corp.	1,183	63,882

Southern Copper Corp.	1,232	73,908
		289,877

See Accompanying Notes to the Financial Statements.

338	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Mortgage Real Estate Investment Trusts (REITs) – 0.8%

AGNC Investment Corp.	5,271	$83,914

Annaly Capital Management, Inc.	10,710	90,607
		174,521

Multiline Retail – 1.4%

Target Corp.	1,197	310,765

Oil, Gas & Consumable Fuels – 4.8%

Antero Midstream Corp.	12,425	132,202

APA Corp.	6,776	177,599

Continental Resources, Inc.(a)	3,136	153,068

Coterra Energy, Inc.	7,475	159,367

Exxon Mobil Corp.	7	451

Kinder Morgan, Inc.	5,936	99,428

PDC Energy, Inc.(a)	2,905	151,960

Plains GP Holdings LP, Class A*	2,744	29,910

Targa Resources Corp.	2,695	147,336
		1,051,321

Paper & Forest Products – 0.5%

Louisiana-Pacific Corp.(a)	1,862	109,728

Pharmaceuticals – 5.6%

Johnson & Johnson	4,165	678,395

Pfizer, Inc.	12,453	544,694
		1,223,089

Professional Services – 0.6%

Robert Half International, Inc.	1,183	133,762

Road & Rail – 1.8%

Union Pacific Corp.	1,610	388,654

Semiconductors & Semiconductor Equipment – 6.7%

Analog Devices, Inc.	910	157,876

Applied Materials, Inc.	938	128,178

Broadcom, Inc.(a)	917	487,541

Intel Corp.	441	21,609

KLA Corp.	378	140,903

Microchip Technology, Inc.	1,428	105,801

Texas Instruments, Inc.	2,226	417,330
		1,459,238

Investments	Shares	Value

Software – 7.4%

CDK Global, Inc.	1,680	$73,114

Microsoft Corp.	3,815	1,265,130

NortonLifeLock, Inc.	4,221	107,425

Oracle Corp.	1,946	186,699
		1,632,368

Specialty Retail – 5.8%

Bath & Body Works, Inc.	1,295	89,472

Best Buy Co., Inc.	1,050	128,352

Dick’s Sporting Goods, Inc.(a)	1,015	126,073

Home Depot, Inc. (The)	1,043	387,725

Lowe’s Cos., Inc.	1,743	407,548

Williams-Sonoma, Inc.	686	127,411
		1,266,581

Technology Hardware, Storage & Peripherals – 8.5%

Apple, Inc.	11,578	1,734,385

HP, Inc.	637	19,320

Seagate Technology Holdings plc	1,127	100,382
		1,854,087

Thrifts & Mortgage Finance – 0.3%

PennyMac Financial Services, Inc.	973	60,384

Tobacco – 2.5%

Altria Group, Inc.	4,459	196,686

Philip Morris International, Inc.	3,738	353,391
		550,077

Trading Companies & Distributors – 1.0%

Fastenal Co.	2,247	128,259

MSC Industrial Direct Co., Inc., Class A	1,057	88,862
		217,121
Total Common Stocks (Cost $16,426,689)		21,704,940

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	339

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(b) – 1.3%

REPURCHASE AGREEMENTS – 1.3%

Citigroup Global Markets, Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $275,181, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.63%, maturing 2/15/2040 – 2/15/2042; total market value $277,664 (Cost $275,181)	$275,181	$275,181
Total Investments – 100.3% (Cost $16,701,870)		21,980,121

Liabilities in excess of other assets – (0.3%)		(75,117)
NET ASSETS – 100.0%		$21,905,004

*	Non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 was $1,303,514, collateralized in the form of cash with a value of $275,181 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $726,140 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.25%, and maturity dates ranging from November 23, 2021 – February 15, 2051 and $351,771 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 17, 2021 – September 20, 2117; a total value of $1,353,092.

(b)	The security was purchased with cash collateral held from securities on loan at October 31, 2021. The total value of securities purchased was $275,181.

Percentages shown are based on Net Assets.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,470,919
Aggregate gross unrealized depreciation	(190,463)
Net unrealized appreciation	$5,280,456
Federal income tax cost	$16,709,126

Futures Contracts

FlexShares® Quality Dividend Dynamic Index Fund had the following open futures contracts as of October 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
Micro E-mini S&P 500 Index	8	12/17/2021	USD	$183,880	$9,461

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	99.0%
Securities Lending Reinvestments	1.3
Others(1)	(0.3)
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

340	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® International Quality Dividend Index Fund

October 31, 2021

Investments	Shares	Value

COMMON STOCKS – 97.2%

Auto Components – 1.1%

Bridgestone Corp.	113,200	$4,982,686

Fuyao Glass Industry Group Co. Ltd., Class H(a)	316,800	1,828,542
		6,811,228

Automobiles – 1.2%

Bajaj Auto Ltd.	62,618	3,100,116

Ford Otomotiv Sanayi A/S	217,968	4,207,408
		7,307,524

Banks – 8.1%

Al Rajhi Bank	8,126	300,265

Banco Santander Chile	88,364,992	3,877,401

Bank of China Ltd., Class H	13,623,000	4,815,916

Bank of Communications Co. Ltd., Class H	7,409,000	4,409,750

BOC Hong Kong Holdings Ltd.	916,000	2,908,478

Commonwealth Bank of Australia	478	37,583

Hana Financial Group, Inc.	123,324	4,749,116

Hang Seng Bank Ltd.	32,800	624,035

Industrial & Commercial Bank of China Ltd., Class H	2,868,000	1,570,588

KB Financial Group, Inc.	54,014	2,616,227

Nordea Bank Abp	114,959	1,406,252

Royal Bank of Canada	48,039	4,992,444

Saudi National Bank (The)	7,648	134,369

Sberbank of Russia PJSC	1,266,700	6,356,773

Sberbank of Russia PJSC (Preference)	1,123,300	5,079,614

Skandinaviska Enskilda Banken AB, Class A	242,585	3,791,935

Swedbank AB, Class A(b)	110,657	2,399,576
		50,070,322

Beverages – 0.7%

Thai Beverage PCL	8,030,400	4,228,093

Building Products – 0.7%

Geberit AG (Registered)	4,063	3,178,366

Lixil Corp.	39,900	1,023,176
		4,201,542

Investments	Shares	Value

Capital Markets – 3.0%

3i Group plc	27,724	$518,356

Abrdn plc	1,265,027	4,404,451

China Galaxy Securities Co. Ltd., Class H	239,000	133,340

CSC Financial Co. Ltd., Class H(a) (b)	956,000	1,013,877

Daiwa Securities Group, Inc.	334,600	1,874,230

Hong Kong Exchanges & Clearing Ltd.	23,900	1,446,465

IGM Financial, Inc.(b)	127,865	5,069,006

Moscow Exchange MICEX-RTS PJSC	97,990	240,068

Partners Group Holding AG	1,071	1,872,419

SBI Holdings, Inc.	85,600	2,208,596
		18,780,808

Chemicals – 1.0%

Kumho Petrochemical Co. Ltd.	11,233	1,653,396

Nissan Chemical Corp.	8,500	471,870

Nitto Denko Corp.	17,300	1,347,283

Wacker Chemie AG	16,730	3,019,316
		6,491,865

Construction & Engineering – 0.5%

HOCHTIEF AG	37,762	2,914,795

Construction Materials – 1.1%

Ambuja Cements Ltd.	843,670	4,560,790

Anhui Conch Cement Co. Ltd., Class H	96,000	477,590

China Resources Cement Holdings Ltd.	1,738,000	1,465,639
		6,504,019

Diversified Financial Services – 2.6%

Banca Mediolanum SpA	457,924	4,613,593

Investor AB, Class B	55,209	1,272,150

M&G plc	1,630,458	4,465,431

Power Finance Corp. Ltd.	786,310	1,397,651

REC Ltd.	2,207,643	4,382,487
		16,131,312

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	341

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Telecommunication Services – 1.8%

Elisa OYJ	7,648	$461,827

Hellenic Telecommunications Organization SA	55,687	985,990

Koninklijke KPN NV	1,410,578	4,219,731

Proximus SADP	57,360	1,080,996

Spark New Zealand Ltd.	70,266	229,555

Swisscom AG (Registered)	3,585	1,955,419

Telefonica SA(b)	27,963	121,820

Turk Telekomunikasyon A/S	2,350,087	1,840,445
		10,895,783

Electric Utilities – 2.4%

CPFL Energia SA	71,700	334,651

Endesa SA(b)	192,395	4,440,737

Fortum OYJ	54,014	1,606,448

Power Assets Holdings Ltd.	160,500	979,004

SSE plc	226,094	5,093,508

Verbund AG(b)	24,378	2,541,851
		14,996,199

Electrical Equipment – 0.9%

Mitsubishi Electric Corp.	283,100	3,786,253

WEG SA	239,000	1,568,742
		5,354,995

Electronic Equipment, Instruments & Components – 0.6%

Hexagon AB, Class B	177,816	2,857,147

Kingboard Laminates Holdings Ltd.	239,000	374,827

Shimadzu Corp.	10,200	412,831
		3,644,805

Energy Equipment & Services – 0.0%(c)

Tenaris SA	15,296	170,463

Entertainment – 1.6%

NetEase, Inc., ADR	46,844	4,571,506

Nintendo Co. Ltd.	12,500	5,503,179
		10,074,685

Equity Real Estate Investment Trusts (REITs) – 0.2%

Gecina SA	9,321	1,305,733

Investments	Shares	Value

Food & Staples Retailing – 0.7%

Magnit PJSC	45,171	$4,116,625

Food Products – 2.1%

Dali Foods Group Co. Ltd.(a)	239,000	133,033

Nestle SA (Registered)	83,889	11,092,168

Want Want China Holdings Ltd.	1,912,000	1,482,104
		12,707,305

Gas Utilities – 1.8%

Enagas SA	186,420	4,186,329

Kunlun Energy Co. Ltd.	276,000	252,617

Naturgy Energy Group SA(b)	177,816	4,677,324

Snam SpA	351,091	1,989,651
		11,105,921

Health Care Equipment & Supplies – 0.8%

Coloplast A/S, Class B	2,390	390,008

Hartalega Holdings Bhd.	932,100	1,319,031

Hoya Corp.	5,800	850,735

Top Glove Corp. Bhd.	3,298,200	2,166,410
		4,726,184

Hotels, Restaurants & Leisure – 0.2%

La Francaise des Jeux SAEM(a)	25,812	1,341,205

Household Durables – 1.8%

Electrolux AB, Class B(b)	34,894	791,854

Iida Group Holdings Co. Ltd.	16,100	395,775

Nien Made Enterprise Co. Ltd.	313,000	4,299,621

Persimmon plc	112,808	4,207,525

Sekisui House Ltd.	71,700	1,484,934

Sony Group Corp.	1,800	207,428
		11,387,137

Household Products – 0.5%

Unilever Indonesia Tbk. PT	9,034,200	2,818,505

Industrial Conglomerates – 0.3%

Industries Qatar QSC	375,947	1,637,605

Insurance – 7.5%

Ageas SA	29,158	1,420,584

AIA Group Ltd.	41,400	467,537

See Accompanying Notes to the Financial Statements.

342	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Allianz SE (Registered)	45,888	$10,681,847

Aviva plc	291,580	1,577,550

BB Seguridade Participacoes SA	645,300	2,528,770

Great-West Lifeco, Inc.(b)	153,916	4,521,061

Manulife Financial Corp.	69,788	1,357,419

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	8,126	2,409,257

New China Life Insurance Co. Ltd., Class H	71,700	207,845

PICC Property & Casualty Co. Ltd., Class H	5,112,000	4,784,050

Poste Italiane SpA(a)	178,294	2,546,121

SCOR SE	128,343	4,322,076

Suncorp Group Ltd.	421,596	3,711,264

Zurich Insurance Group AG	12,428	5,520,684
		46,056,065

Interactive Media & Services – 1.3%

Kakaku.com, Inc.(b)	41,500	1,370,292

Rightmove plc	30,831	292,197

Tencent Holdings Ltd.	103,300	6,387,322
		8,049,811

Internet & Direct Marketing Retail – 1.4%

momo.com, Inc.	71,600	4,608,807

ZOZO, Inc.	124,700	3,986,244
		8,595,051

IT Services – 1.9%

Edenred	26,768	1,448,807

Infosys Ltd.	59,272	1,320,102

Itochu Techno-Solutions Corp.	95,600	3,009,901

Nomura Research Institute Ltd.	66,900	2,663,679

Obic Co. Ltd.	4,800	883,596

Otsuka Corp.(b)	23,900	1,173,778

SCSK Corp.	67,300	1,357,509
		11,857,372

Leisure Products – 0.2%

Yamaha Corp.	16,100	1,013,795

Investments	Shares	Value

Machinery – 2.6%

Atlas Copco AB, Class A	42,303	$2,717,913

Atlas Copco AB, Class B	10,277	555,821

Daifuku Co. Ltd.	6,200	568,209

Epiroc AB, Class A(b)	109,462	2,723,645

Epiroc AB, Class B	10,277	218,379

FANUC Corp.	9,000	1,760,930

Kone OYJ, Class B	59,272	4,044,215

Schindler Holding AG	1,195	311,517

Schindler Holding AG (Registered)	717	184,242

Sinotruk Hong Kong Ltd.	1,314,500	1,814,840

Yaskawa Electric Corp.	32,800	1,415,269
		16,314,980

Marine – 1.3%

AP Moller – Maersk A/S, Class A	129	353,587

AP Moller – Maersk A/S, Class B	239	691,345

Hapag-Lloyd AG(a)	478	102,833

Nippon Yusen KK	61,400	4,404,753

SITC International Holdings Co. Ltd.	660,000	2,235,620
		7,788,138

Media – 0.8%

Publicis Groupe SA	76,002	5,096,015

Metals & Mining – 5.9%

BHP Group Ltd.(b)	89,147	2,449,335

BHP Group plc	40,391	1,071,331

Cia Siderurgica Nacional SA	71,700	289,751

Evraz plc	499,271	4,254,079

Fortescue Metals Group Ltd.	350,135	3,663,400

Grupo Mexico SAB de CV, Series B	1,003,800	4,413,339

Kumba Iron Ore Ltd.(b)	113,286	3,459,695

MMC Norilsk Nickel PJSC	15,535	4,843,875

Polymetal International plc	10,755	199,760

Rio Tinto plc	124,758	7,799,004

Severstal PAO	56,165	1,275,088

Vedanta Ltd.	493,057	2,001,694

Wheaton Precious Metals Corp.	11,233	452,745
		36,173,096

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	343

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Multiline Retail – 0.5%

B&M European Value Retail SA	20,793	$180,475

Wesfarmers Ltd.	71,461	3,072,857
		3,253,332

Multi-Utilities – 0.2%

A2A SpA	601,802	1,266,119

Oil, Gas & Consumable Fuels – 7.3%

Adaro Energy Tbk. PT	48,875,500	5,795,718

BP plc	1,111,589	5,336,035

Canadian Natural Resources Ltd.(b)	166,105	7,048,625

China Shenhua Energy Co. Ltd., Class H	2,390,000	5,149,266

Enbridge, Inc.	229,679	9,605,550

Exxaro Resources Ltd.	159,891	1,759,327

Formosa Petrochemical Corp.	330,000	1,186,688

Lundin Energy AB	145,312	5,739,050

Petroleo Brasileiro SA (Preference)	95,600	462,143

Royal Dutch Shell plc, Class A	50,190	1,156,493

Royal Dutch Shell plc, Class B	23,900	552,022

TotalEnergies SE	23,900	1,199,539
		44,990,456

Personal Products – 2.3%

Hengan International Group Co. Ltd.(b)	119,500	624,456

L’Oreal SA	28,202	12,889,890

Unilever plc	8,365	448,563
		13,962,909

Pharmaceuticals – 7.8%

Astellas Pharma, Inc.	23,900	401,809

AstraZeneca plc	22,944	2,860,107

China Medical System Holdings Ltd.	239,000	407,394

Chugai Pharmaceutical Co. Ltd.	109,000	4,059,838

GlaxoSmithKline plc	294,209	6,083,987

Livzon Pharmaceutical Group, Inc., Class H(b)	334,600	1,105,433

Novartis AG (Registered)	101,814	8,428,138

Investments	Shares	Value

Pharmaceuticals – (continued)

Novo Nordisk A/S, Class B	72,178	$7,907,934

Orion OYJ, Class B(b)	84,606	3,664,782

Roche Holding AG	32,504	12,594,300

Roche Holding AG – BR	478	205,586

Sanofi	3,585	358,576
		48,077,884

Professional Services – 2.0%

Nihon M&A Center Holdings, Inc.	106,700	3,261,123

Randstad NV	20,793	1,496,700

Recruit Holdings Co. Ltd.	42,500	2,822,276

RELX plc	61,901	1,921,022

SGS SA (Registered)	1,065	3,156,246
		12,657,367

Real Estate Management & Development – 2.6%

Agile Group Holdings Ltd.	3,824,000	3,008,449

China Vanke Co. Ltd., Class H	71,700	167,935

CK Asset Holdings Ltd.	44,000	271,781

Country Garden Holdings Co. Ltd.(b)	1,615,000	1,517,621

Country Garden Services Holdings Co. Ltd.	49,000	381,088

Daito Trust Construction Co. Ltd.(b)	38,800	4,804,701

Hopson Development Holdings Ltd.(b)	547,470	1,495,522

Land & Houses PCL, NVDR	5,258,000	1,338,962

Logan Group Co. Ltd.(b)	2,629,000	2,639,460

Sunac Services Holdings Ltd.(a)	182,000	369,191
		15,994,710

Road & Rail – 0.6%

Aurizon Holdings Ltd.	1,566,406	3,964,898

Semiconductors & Semiconductor Equipment – 4.0%

ASML Holding NV	5,497	4,456,163

Novatek Microelectronics Corp.	268,000	4,004,315

Taiwan Semiconductor Manufacturing Co. Ltd.	641,222	13,604,509

United Microelectronics Corp.	583,000	1,215,959

See Accompanying Notes to the Financial Statements.

344	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors & Semiconductor Equipment – (continued)

Vanguard International Semiconductor Corp.	300,000	$1,558,876
		24,839,822

Software – 1.9%

SAP SE	62,140	9,011,951

Temenos AG (Registered)(b)	16,491	2,523,958
		11,535,909

Specialty Retail – 2.1%

Chow Tai Fook Jewellery Group Ltd.(b)	956,000	1,956,475

Industria de Diseno Textil SA(b)	145,312	5,253,391

Nitori Holdings Co. Ltd.	4,700	859,623

Topsports International Holdings Ltd.(a) (b)	554,000	673,712

USS Co. Ltd.	176,900	2,839,088

Vibra Energia SA	286,800	1,067,423

Workman Co. Ltd.(b)	3,000	159,176
		12,808,888

Technology Hardware, Storage & Peripherals – 2.0%

Brother Industries Ltd.	158,800	3,061,104

Inventec Corp.	478,000	456,368

Lite-On Technology Corp.	768,000	1,692,950

Quanta Computer, Inc.	1,154,000	3,236,852

Samsung Electronics Co. Ltd.	60,706	3,626,100
		12,073,374

Textiles, Apparel & Luxury Goods – 1.9%

Bosideng International Holdings Ltd.(b)	478,000	371,140

Eclat Textile Co. Ltd.	74,000	1,615,262

Hermes International	2,026	3,213,259

Li Ning Co. Ltd.	392,000	4,358,887

LVMH Moet Hennessy Louis Vuitton SE	2,390	1,873,018
		11,431,566

Tobacco – 1.6%

Imperial Brands plc	233,981	4,945,648

Japan Tobacco, Inc.(b)	229,200	4,493,546

Investments	Shares	Value

Tobacco – (continued)

Swedish Match AB	68,832	$605,732
		10,044,926

Trading Companies & Distributors – 0.9%

Ashtead Group plc	20,554	1,725,400

Marubeni Corp.	47,800	402,941

MonotaRO Co. Ltd.	154,100	3,486,762
		5,615,103

Wireless Telecommunication Services – 0.9%

Mobile TeleSystems PJSC	169,690	741,424

Total Access Communication PCL, NVDR	4,254,200	4,903,885
		5,645,309
Total Common Stocks (Cost $536,863,658)		598,831,553
	Principal Amount

SECURITIES LENDING REINVESTMENTS(d) – 2.8%

REPURCHASE AGREEMENTS – 2.8%

Citigroup Global Markets, Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $17,256,578, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.63%, maturing 2/15/2040 – 2/15/2042; total market value $17,412,249 (Cost $17,256,554)	$17,256,554	17,256,554
Total Investments – 100.0% (Cost $554,120,212)		616,088,107

Liabilities in excess of other assets – 0.0%		(81,204)
NET ASSETS – 100.0%		$616,006,903

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	345

FlexShares® International Quality Dividend Index Fund (cont.)

(b)

The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 was $49,192,786, collateralized in the form of cash with a value of $17,256,554 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $15,181,435 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from December 2, 2021 – August 15, 2051 and $20,265,985 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 17, 2021 – June 30, 2120; a total value of $52,703,974.

(c)	Represents less than 0.05% of net assets.

(d)	The security was purchased with cash collateral held from securities on loan at October 31, 2021. The total value of securities purchased was $17,256,554.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$93,708,152
Aggregate gross unrealized depreciation	(34,226,432)
Net unrealized appreciation	$59,481,720
Federal income tax cost	$556,519,712

Futures Contracts

FlexShares® International Quality Dividend Index Fund had the following open futures contracts as of October 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
EURO STOXX 50 Index	74	12/17/2021	EUR	$3,628,419	$71,859
FTSE 100 Index	35	12/17/2021	GBP	3,465,804	91,811
Hang Seng Index	1	11/29/2021	HKD	162,642	(4,800)
MSCI Emerging Markets E-Mini Index	80	12/17/2021	USD	5,048,000	(129,356)
S&P/TSX 60 Index	8	12/16/2021	CAD	1,627,042	34,364
SPI 200 Index	9	12/16/2021	AUD	1,230,302	(14,958)
TOPIX Index	13	12/09/2021	JPY	2,271,651	(38,272)
					$10,648

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® International Quality Dividend Index Fund had the following outstanding contracts as of October 31, 2021:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
AUD	1,158,289	Citibank NA	USD	868,013	12/15/2021	$2,126
AUD	283,289	Morgan Stanley	USD	209,490	12/15/2021	3,324
CAD	685,357	Citibank NA	USD	540,610	12/15/2021	12,339
CHF	430,575	JPMorgan Chase Bank	USD	470,206	12/15/2021	1,631
GBP	56,261	Morgan Stanley	USD	75,546	12/15/2021	1,586
NOK	365,576	Toronto-Dominion Bank (The)	USD	42,068	12/15/2021	1,134
SEK	5,935,315	Morgan Stanley	USD	689,984	12/15/2021	1,526

See Accompanying Notes to the Financial Statements.

346	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Forward Foreign Currency Contracts (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	535,803	Goldman Sachs & Co.	BRL*	2,843,346	12/15/2021	$35,937
USD	186,944	UBS AG	CZK	4,025,838	12/15/2021	5,764
USD	118,493	Toronto-Dominion Bank (The)	DKK	749,599	12/15/2021	1,756
USD	1,490,178	Toronto-Dominion Bank (The)	EUR	1,267,552	12/15/2021	21,742
USD	798,850	Toronto-Dominion Bank (The)	GBP	581,042	12/15/2021	2,257
USD	445,724	Morgan Stanley	JPY	49,857,410	12/15/2021	8,255
USD	1,034,741	Toronto-Dominion Bank (The)	JPY	113,716,940	12/15/2021	36,942
USD	281,804	Goldman Sachs & Co.	KRW*	328,849,715	12/15/2021	675
USD	75,701	Citibank NA	MXN	1,532,040	12/15/2021	1,655
USD	307,864	Morgan Stanley	PLN	1,176,488	12/15/2021	13,043
USD	146,749	Citibank NA	SGD	197,899	12/15/2021	23
USD	57,358	Citibank NA	TRY	518,579	12/15/2021	4,554
USD	330,632	Toronto-Dominion Bank (The)	TWD*	9,123,516	12/15/2021	2,512
USD	56,609	Morgan Stanley	ZAR	817,401	12/15/2021	3,124
Total unrealized appreciation						$161,905
DKK	1,195,930	Bank of New York	USD	190,370	12/15/2021	$(4,123)
EUR	2,659,635	JPMorgan Chase Bank	USD	3,152,337	12/15/2021	(71,196)
EUR	72,446	Morgan Stanley	USD	84,273	12/15/2021	(346)
EUR	203,957	Toronto-Dominion Bank (The)	USD	241,068	12/15/2021	(4,787)
GBP	75,264	Goldman Sachs & Co.	USD	104,178	12/15/2021	(994)
GBP	917,920	JPMorgan Chase Bank	USD	1,265,301	12/15/2021	(6,858)
GBP	440,542	Morgan Stanley	USD	610,003	12/15/2021	(6,033)
HKD	3,122,873	Citibank NA	USD	401,665	12/15/2021	(170)
HKD	3,720,602	Goldman Sachs & Co.	USD	478,586	12/15/2021	(244)
INR*	9,479,319	Citibank NA	USD	127,617	12/15/2021	(1,659)
JPY	60,287,555	BNP Paribas SA	USD	530,213	12/15/2021	(1,225)
JPY	265,277,169	Toronto-Dominion Bank (The)	USD	2,417,354	12/15/2021	(89,703)
SGD	124,092	Toronto-Dominion Bank (The)	USD	92,186	12/15/2021	(182)
TRY	1,283,264	JPMorgan Chase Bank	USD	144,437	12/15/2021	(13,768)
USD	499,287	Morgan Stanley	AUD	677,434	12/15/2021	(9,620)
USD	262,117	Toronto-Dominion Bank (The)	AUD	360,258	12/15/2021	(8,519)
USD	408,708	Toronto-Dominion Bank (The)	CAD	521,353	12/15/2021	(11,922)
USD	643,243	Toronto-Dominion Bank (The)	CHF	597,766	12/15/2021	(11,807)
USD	529,819	Citibank NA	HKD	4,121,407	12/15/2021	(53)
USD	60,244	BNP Paribas SA	NOK	524,179	12/15/2021	(1,701)
USD	123,519	Goldman Sachs & Co.	NZD	174,054	12/15/2021	(959)
USD	235,912	Goldman Sachs & Co.	RUB*	17,581,399	12/15/2021	(9,540)
USD	283,241	Toronto-Dominion Bank (The)	SEK	2,458,400	12/15/2021	(3,182)
USD	190,107	Morgan Stanley	ZAR	2,915,106	12/15/2021	(637)
Total unrealized depreciation						$(259,228)
Net unrealized depreciation						$(97,323)

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CZK – Czech Koruna

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	347

FlexShares® International Quality Dividend Index Fund (cont.)

DKK – Danish Krone

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

KRW – Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – Taiwan Dollar

USD – US Dollar

ZAR – South African Rand

FlexShares® International Quality Dividend Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2021:

Australia	2.7%
Austria	0.4
Belgium	0.4
Brazil	1.0
Canada	5.4
Chile	0.6
China	9.4
Denmark	1.5
Finland	1.6
France	5.4
Germany	4.6
Greece	0.2
Hong Kong	1.8
India	2.7
Indonesia	1.4
Italy	1.7
Japan	12.8
Malaysia	0.6
Mexico	0.7
Netherlands	1.6
New Zealand	0.0 †
Qatar	0.3
Russia	3.7
Saudi Arabia	0.1
Singapore	0.7
South Africa	0.8
South Korea	2.0
Spain	3.0
Sweden	4.1
Switzerland	8.3
Taiwan	6.1
Thailand	1.0
Turkey	1.0
United Kingdom	9.6
Other[1]	2.8
100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

348	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Security Type	% of Net Assets
Common Stocks	97.2%
Securities Lending Reinvestments	2.8
Others(1)	0.0 †
100.0%

(1)	Includes any other net assets/(liabilities).

†	Amount represents less than 0.05%.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	349

Schedule of Investments

FlexShares® International Quality Dividend Defensive Index Fund

October 31, 2021

Investments	Shares	Value

COMMON STOCKS – 98.3%

Aerospace & Defense – 0.1%

Bharat Electronics Ltd.	20,160	$55,689

Air Freight & Logistics – 0.3%

Deutsche Post AG (Registered)	990	61,317

SG Holdings Co. Ltd.	6,000	149,967
		211,284

Auto Components – 0.9%

Bridgestone Corp.	14,000	616,233

Automobiles – 2.1%

Bajaj Auto Ltd.	9,870	488,648

Ford Otomotiv Sanayi A/S	24,690	476,588

Hero MotoCorp Ltd.	12,120	430,068

Subaru Corp.	7,200	140,685
		1,535,989

Banks – 8.4%

Banco de Chile	1,678,800	146,088

Banco Santander Chile	10,346,220	453,986

Bank of China Ltd., Class H	1,590,000	562,087

Bank of Communications Co. Ltd., Class H	180,000	107,134

BOC Hong Kong Holdings Ltd.	165,000	523,907

China CITIC Bank Corp. Ltd., Class H	60,000	26,379

China Everbright Bank Co. Ltd., Class H	1,320,000	464,941

China Minsheng Banking Corp. Ltd., Class H(a)	315,000	125,124

Commonwealth Bank of Australia	12,210	960,013

Credit Agricole SA	12,990	196,026

Grupo Aval Acciones y Valores SA (Preference)	490,950	148,773

Hang Seng Bank Ltd.	9,000	171,229

Kasikornbank PCL	42,000	177,202

Malayan Banking Bhd.	39,791	77,353

Masraf Al Rayan QSC	59,700	78,294

National Bank of Canada	2,730	225,659

Nordea Bank Abp	14,520	177,618

Royal Bank of Canada	9,600	997,678

Investments	Shares	Value

Banks – (continued)

Sberbank of Russia PJSC	79,800	$400,466
		6,019,957

Beverages – 0.8%

Emperador, Inc.	1,581,000	573,940

Biotechnology – 0.2%

CSL Ltd.(a)	60	13,542

Grifols SA(a)	6,480	148,442
		161,984

Capital Markets – 2.6%

Abrdn plc	125,100	435,561

Macquarie Korea Infrastructure Fund	51,870	608,120

Moscow Exchange MICEX-RTS PJSC	227,100	556,379

Singapore Exchange Ltd.	39,000	279,956
		1,880,016

Chemicals – 0.7%

Evonik Industries AG	4,830	156,618

Nissan Chemical Corp.	6,000	333,085
		489,703

Construction & Engineering – 1.4%

ACS Actividades de Construccion y Servicios SA	5,368	140,580

Bouygues SA	4,080	165,255

HOCHTIEF AG	1,500	115,783

Metallurgical Corp. of China Ltd., Class H	1,740,000	483,144

Taisei Corp.	4,000	125,236
		1,029,998

Construction Materials – 1.4%

Ambuja Cements Ltd.	101,160	546,860

China Resources Cement Holdings Ltd.	540,000	455,377
		1,002,237

Diversified Financial Services – 1.7%

Banca Mediolanum SpA	53,460	538,611

See Accompanying Notes to the Financial Statements.

350	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Financial Services – (continued)

Power Finance Corp. Ltd.	101,760	$180,876

REC Ltd.	265,560	527,175
		1,246,662

Diversified Telecommunication Services – 2.8%

Hellenic Telecommunications Organization SA	8,700	154,042

Koninklijke KPN NV	168,060	502,750

Nippon Telegraph & Telephone Corp.	8,000	223,670

Orange SA	17,490	190,967

Proximus SADP	7,560	142,474

Spark New Zealand Ltd.	9,440	30,840

Telefonica Deutschland Holding AG	52,530	136,961

Telefonica SA(a)	46,997	204,741

Telenor ASA(a)	25,290	398,664
		1,985,109

Electric Utilities – 3.2%

CPFL Energia SA	15,000	70,011

EDP – Energias de Portugal SA	30,180	170,578

Endesa SA	5,760	132,948

Enel SpA	54,690	457,966

Iberdrola SA	9,120	107,810

Red Electrica Corp. SA	9,690	201,960

SSE plc	27,090	610,291

Transmissora Alianca de Energia Eletrica SA	21,000	136,573

Verbund AG	3,690	384,750
		2,272,887

Electrical Equipment – 0.1%

Mitsubishi Electric Corp.	3,000	40,123

Electronic Equipment, Instruments & Components – 0.3%

Kingboard Laminates Holdings Ltd.	150,000	235,247

Equity Real Estate Investment Trusts (REITs) – 0.1%

Gecina SA	360	50,431

Food & Staples Retailing – 1.7%

BIM Birlesik Magazalar A/S	16,440	106,264

Investments	Shares	Value

Food & Staples Retailing – (continued)

Etablissements Franz Colruyt NV	2,340	$114,926

ICA Gruppen AB	3,210	165,947

Magnit PJSC	7,380	672,571

Welcia Holdings Co. Ltd.	3,900	145,534
		1,205,242

Food Products – 3.6%

Nestle SA (Registered)	17,130	2,265,003

Orkla ASA	12,810	124,416

Sime Darby Plantation Bhd.	36,000	34,861

Uni-President Enterprises Corp.	60,000	143,697
		2,567,977

Gas Utilities – 1.8%

Enagas SA	22,470	504,596

Naturgy Energy Group SA(a)	21,060	553,968

Snam SpA	34,698	196,636
		1,255,200

Health Care Equipment & Supplies – 2.1%

Coloplast A/S, Class B	2,700	440,595

Fisher & Paykel Healthcare Corp. Ltd.	24,210	540,741

Hartalega Holdings Bhd.	90,000	127,361

Top Glove Corp. Bhd.	609,000	400,019
		1,508,716

Hotels, Restaurants & Leisure – 0.2%

McDonald’s Holdings Co. Japan Ltd.(a)	3,200	142,846

Household Durables – 1.3%

Electrolux AB, Class B(a)	7,980	181,091

Persimmon plc	13,800	514,714

SEB SA	90	14,092

Sekisui House Ltd.	9,000	186,393

Sony Group Corp.	300	34,572
		930,862

Industrial Conglomerates – 3.0%

Aboitiz Equity Ventures, Inc.	183,000	175,703

Alfa SAB de CV, Class A	69,000	50,080

CITIC Ltd.	30,000	30,081

Enka Insaat ve Sanayi A/S	369,180	422,352

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	351

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Industrial Conglomerates – (continued)

Jardine Matheson Holdings Ltd.	9,000	$521,370

Siemens AG (Registered)	5,130	832,799

Toshiba Corp.(a)	3,000	129,182
		2,161,567

Insurance – 6.3%

Ageas SA	3,600	175,393

AIA Group Ltd.	6,000	67,759

Allianz SE (Registered)	1,830	425,989

Aviva plc	35,190	190,390

BB Seguridade Participacoes SA	99,000	387,956

Direct Line Insurance Group plc	38,160	152,948

Great-West Lifeco, Inc.(a)	13,110	385,087

Legal & General Group plc	56,400	223,349

Medibank Pvt Ltd.	77,370	192,934

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	990	293,523

PICC Property & Casualty Co. Ltd., Class H	582,000	544,663

Sampo OYJ, Class A	4,170	221,984

SCOR SE	18,210	613,240

Zurich Insurance Group AG	1,440	639,667
		4,514,882

Interactive Media & Services – 0.8%

Tencent Holdings Ltd.	9,000	556,495

Internet & Direct Marketing Retail – 0.7%

ZOZO, Inc.	15,000	479,500

IT Services – 3.4%

Edenred	718	38,862

Itochu Techno-Solutions Corp.	12,000	377,812

Mindtree Ltd.	12,300	737,922

NTT Data Corp.	9,000	180,197

Otsuka Corp.(a)	9,000	442,008

Tata Consultancy Services Ltd.	13,860	628,900
		2,405,701

Leisure Products – 0.9%

Shimano, Inc.	2,200	609,305

Investments	Shares	Value

Life Sciences Tools & Services – 0.1%

Sartorius Stedim Biotech	180	$99,195

Machinery – 1.4%

Atlas Copco AB, Class B	1,200	64,901

Knorr-Bremse AG	1,470	155,043

Kone OYJ, Class B	6,960	474,891

Rational AG	120	119,373

Sinotruk Hong Kong Ltd.	150,000	207,095
		1,021,303

Marine – 0.6%

SITC International Holdings Co. Ltd.	132,000	447,124

Media – 0.5%

Publicis Groupe SA	3,424	229,583

Quebecor, Inc., Class B	6,210	158,012
		387,595

Metals & Mining – 4.6%

Evolution Mining Ltd.	64,020	174,550

Fortescue Metals Group Ltd.	34,860	364,734

Fresnillo plc(a)	46,620	551,622

Grupo Mexico SAB de CV, Series B	60,000	263,798

Kumba Iron Ore Ltd.	11,700	357,312

Magnitogorsk Iron & Steel Works PJSC	172,884	161,223

Novolipetsk Steel PJSC	47,108	148,478

Polymetal International plc	7,170	133,173

Rio Tinto Ltd.	420	28,483

Rio Tinto plc	15,060	941,447

Severstal PAO	6,212	141,028
		3,265,848

Multiline Retail – 1.4%

Canadian Tire Corp. Ltd., Class A(a)	900	127,629

Dollarama, Inc.	4,080	184,127

Wesfarmers Ltd.	15,300	657,907
		969,663

Oil, Gas & Consumable Fuels – 7.0%

BP plc	131,880	633,072

See Accompanying Notes to the Financial Statements.

352	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

China Petroleum & Chemical Corp., Class H	360,000	$176,783

China Shenhua Energy Co. Ltd., Class H	255,000	549,399

Enbridge, Inc.	27,030	1,130,439

Equinor ASA	9,900	250,154

Exxaro Resources Ltd.	47,250	519,905

LUKOIL PJSC	420	42,849

Neste OYJ	8,850	493,546

Royal Dutch Shell plc, Class A	26,430	609,008

Royal Dutch Shell plc, Class B	2,970	68,598

Surgutneftegas PJSC (Preference)	276,000	150,230

TotalEnergies SE	7,800	391,481
		5,015,464

Personal Products – 1.5%

L’Oreal SA	2,250	1,028,376

Unilever plc	1,110	59,522
		1,087,898

Pharmaceuticals – 8.6%

AstraZeneca plc	1,140	142,108

Chugai Pharmaceutical Co. Ltd.	12,000	446,955

Daiichi Sankyo Co. Ltd.	27,000	678,877

GlaxoSmithKline plc	42,090	870,385

Novartis AG (Registered)	7,440	615,881

Novo Nordisk A/S, Class B	1,230	134,761

Orion OYJ, Class B	10,530	456,116

Roche Holding AG	7,050	2,731,658

Sanofi	630	63,013
		6,139,754

Professional Services – 0.0%(b)

RELX plc	510	15,827

Real Estate Management & Development – 1.9%

Agile Group Holdings Ltd.	450,000	354,028

Daito Trust Construction Co. Ltd.	5,000	619,162

Deutsche Wohnen SE*(c)	390	23,920

Guangzhou R&F Properties Co. Ltd., Class H(a)	168,000	105,391

KWG Group Holdings Ltd.(a)	105,000	91,785

Investments	Shares	Value

Real Estate Management & Development – (continued)

Land & Houses PCL, NVDR	570,000	$145,152
		1,339,438

Road & Rail – 1.1%

Aurizon Holdings Ltd.	183,360	464,122

Canadian National Railway Co.	2,340	310,502
		774,624

Semiconductors & Semiconductor Equipment – 2.9%

ASML Holding NV	660	535,031

Novatek Microelectronics Corp.	33,000	493,069

Taiwan Semiconductor Manufacturing Co. Ltd.	48,000	1,018,394
		2,046,494

Software – 0.1%

SAP SE	330	47,859

Specialty Retail – 1.3%

Home Product Center PCL, NVDR	360,000	158,397

Industria de Diseno Textil SA(a)	17,010	614,954

USS Co. Ltd.	11,100	178,145
		951,496

Technology Hardware, Storage & Peripherals – 4.2%

Asustek Computer, Inc.	15,000	190,409

Compal Electronics, Inc.	180,000	158,261

FUJIFILM Holdings Corp.	7,700	594,323

Inventec Corp.	168,000	160,397

Lite-On Technology Corp.	270,000	595,178

Logitech International SA (Registered)	4,200	350,341

Pegatron Corp.	60,000	146,718

Quanta Computer, Inc.	54,000	151,464

Samsung Electronics Co. Ltd.	8,250	492,790

Wistron Corp.	150,000	157,506
		2,997,387

Textiles, Apparel & Luxury Goods – 1.9%

Bosideng International Holdings Ltd.(a)	300,000	232,933

Li Ning Co. Ltd.	48,000	533,741

LVMH Moet Hennessy Louis Vuitton SE	240	188,086

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	353

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Textiles, Apparel & Luxury Goods – (continued)

Page Industries Ltd.	750	$376,957
		1,331,717

Tobacco – 2.9%

British American Tobacco plc	14,910	520,451

Imperial Brands plc	27,660	584,648

ITC Ltd.	86,550	257,981

Japan Tobacco, Inc.(a)	30,000	588,161

Swedish Match AB	16,410	144,410
		2,095,651

Trading Companies & Distributors – 1.0%

ITOCHU Corp.(a)	9,000	255,891

Mitsubishi Corp.	9,000	285,095

Sumitomo Corp.	13,500	191,445
		732,431

Transportation Infrastructure – 0.7%

Westports Holdings Bhd.	471,000	508,421

Wireless Telecommunication Services – 1.7%

Globe Telecom, Inc.	3,450	205,042

KDDI Corp.	12,000	371,287

Mobile TeleSystems PJSC	39,300	171,713

SoftBank Corp.	14,400	196,315

Vodafone Group plc	176,820	261,863
		1,206,220
Total Common Stocks (Cost $62,598,237)		70,227,191

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(d) – 2.3%

REPURCHASE AGREEMENTS – 2.3%

Citigroup Global Markets, Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $1,625,155, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.63%, maturing 2/15/2040 – 2/15/2042; total market value $1,639,815 (Cost $1,625,153)	$1,625,153	$1,625,153
Total Investments – 100.6% (Cost $64,223,390)		71,852,344

Liabilities in excess of other assets – (0.6%)		(393,753)
NET ASSETS – 100.0%		$71,458,591

(a)

The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 was $4,373,582, collateralized in the form of cash with a value of $1,625,153 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $988,552 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from November 12, 2021 – August 15, 2051 and $2,143,314 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from December 10, 2021 – June 30, 2120; a total value of $4,757,019.

(b)	Represents less than 0.05% of net assets.

(c)

Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021 amounted to $23,920, which represents approximately 0.03% of net assets of the Fund.

(d)	The security was purchased with cash collateral held from securities on loan at October 31, 2021. The total value of securities purchased was $1,625,153.

Percentages shown are based on Net Assets.

Abbreviations

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

See Accompanying Notes to the Financial Statements.

354	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$11,408,376
Aggregate gross unrealized depreciation	(4,020,306)
Net unrealized appreciation	$7,388,070
Federal income tax cost	$64,462,563

Futures Contracts

FlexShares® International Quality Dividend Defensive Index Fund had the following open futures contracts as of October 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI EAFE E-Mini Index	8	12/17/2021	USD	$935,840	$(6,425)
MSCI Emerging Markets E-Mini Index	6	12/17/2021	USD	378,600	(8,807)
					$(15,232)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® International Quality Dividend Defensive Index Fund had the following outstanding contracts as of October 31, 2021:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
NOK	59,477	BNP Paribas SA	USD	6,836	12/15/2021	$193
USD	18,844	Goldman Sachs & Co.	BRL*	100,000	12/15/2021	1,264
USD	142,230	JPMorgan Chase Bank	EUR	120,000	12/15/2021	3,212
USD	72,900	Toronto-Dominion Bank (The)	JPY	8,000,000	12/15/2021	2,705
USD	207,763	Morgan Stanley	ZAR	3,000,000	12/15/2021	11,464
Total unrealized appreciation						$18,838
USD	284,974	Morgan Stanley	AUD	385,364	12/15/2021	$(4,522)
USD	229,329	JPMorgan Chase Bank	CHF	210,000	12/15/2021	(795)
Total unrealized depreciation						$(5,317)
Net unrealized appreciation						$13,521

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CHF – Swiss Franc

EUR – Euro

JPY – Japanese Yen

NOK – Norwegian Krone

USD – US Dollar

ZAR – South African Rand

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	355

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

FlexShares® International Quality Dividend Defensive Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2021:

Australia	4.0%
Austria	0.5
Belgium	0.6
Brazil	0.8
Canada	4.9
Chile	0.9
China	8.2
Colombia	0.2
Denmark	0.8
Finland	2.3
France	4.6
Germany	3.3
Greece	0.2
Hong Kong	1.7
India	5.9
Italy	1.7
Japan	12.3
Malaysia	1.6
Mexico	0.4
Netherlands	1.5
New Zealand	0.8
Norway	1.1
Philippines	1.3
Portugal	0.2
Qatar	0.1
Russia	3.4
Singapore	1.1
South Africa	1.2
South Korea	1.6
Spain	3.7
Sweden	1.0
Switzerland	9.3
Taiwan	4.5
Thailand	0.7
Turkey	1.4
United Kingdom	10.5
Other[1]	1.7
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	98.3%
Securities Lending Reinvestments	2.3
Others(1)	(0.6)
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

356	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® International Quality Dividend Dynamic Index Fund

October 31, 2021

Investments	Shares	Value

COMMON STOCKS – 97.9%

Auto Components – 1.3%

Fuyao Glass Industry Group Co. Ltd., Class H(a)	90,000	$519,472

Koito Manufacturing Co. Ltd.	2,500	141,197

Magna International, Inc.	2,225	180,703

Nexteer Automotive Group Ltd.(b)	100,000	123,409
		964,781

Automobiles – 3.0%

Daimler AG (Registered)	11,575	1,148,502

Ford Otomotiv Sanayi A/S	27,950	539,515

Geely Automobile Holdings Ltd.	50,000	173,864

Isuzu Motors Ltd.	12,500	167,617

Porsche Automobil Holding SE (Preference)	2,150	223,480
		2,252,978

Banks – 8.1%

Agricultural Bank of China Ltd., Class H	425,000	144,780

Australia & New Zealand Banking Group Ltd.	18,600	393,129

BNP Paribas SA	7,425	497,510

China Construction Bank Corp., Class H	700,000	476,022

China Everbright Bank Co. Ltd., Class H	500,000	176,114

China Merchants Bank Co. Ltd., Class H	27,000	227,515

Credit Agricole SA	14,100	212,777

DBS Group Holdings Ltd.	12,863	300,757

DNB Bank ASA(b)	9,575	227,283

Hana Financial Group, Inc.	16,425	632,515

Hang Seng Bank Ltd.	10,000	190,255

ING Groep NV	26,975	409,565

National Bank of Canada	2,925	241,778

Nordea Bank Abp	56,825	695,119

Royal Bank of Canada	9,650	1,002,874

Sberbank of Russia PJSC (Preference)	65,000	293,933

Investments	Shares	Value

Banks – (continued)

Skandinaviska Enskilda Banken AB, Class A	3,775	$59,008
		6,180,934

Beverages – 1.1%

Anheuser-Busch InBev SA/NV(b)	4,900	299,234

Thai Beverage PCL	987,500	519,929
		819,163

Building Products – 0.3%

Cie de Saint-Gobain	3,650	251,579

Capital Markets – 3.2%

Abrdn plc	152,925	532,440

Macquarie Group Ltd.(c)	2,600	386,334

Magellan Financial Group Ltd.	4,450	115,881

Meritz Securities Co. Ltd.	137,050	546,535

SBI Holdings, Inc.	23,200	598,591

St James’s Place plc	10,650	230,583
		2,410,364

Chemicals – 3.0%

BASF SE	6,625	477,487

Evonik Industries AG	4,625	149,971

Nippon Sanso Holdings Corp.	7,500	176,606

Nissan Chemical Corp.(b)	8,300	460,768

Shin-Etsu Chemical Co. Ltd.	2,500	444,091

Wacker Chemie AG	3,300	595,561
		2,304,484

Construction & Engineering – 1.1%

ACS Actividades de Construccion y Servicios SA	5,949	155,796

Bouygues SA	4,500	182,267

HOCHTIEF AG	6,700	517,163
		855,226

Construction Materials – 0.4%

China Resources Cement Holdings Ltd.	300,000	252,987

CRH plc	1,200	57,603
		310,590

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	357

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Financial Services – 2.2%

Banca Mediolanum SpA	57,450	$578,810

M&G plc	204,225	559,323

REC Ltd.	274,400	544,723
		1,682,856

Diversified Telecommunication Services – 1.5%

Telefonica SA(b)	123,875	539,657

Telenor ASA(b)	8,125	128,080

Turk Telekomunikasyon A/S	651,475	510,196
		1,177,933

Electric Utilities – 2.3%

Endesa SA(b)	23,925	552,222

Enel SpA	26,350	220,651

Fortum OYJ	6,900	205,215

SSE plc	28,150	634,171

Transmissora Alianca de Energia Eletrica SA	20,000	130,069
		1,742,328

Electrical Equipment – 2.6%

Fuji Electric Co. Ltd.	3,400	165,490

Mitsubishi Electric Corp.	40,000	534,971

Schneider Electric SE	3,850	663,411

WEG SA	92,500	607,149
		1,971,021

Electronic Equipment, Instruments & Components – 0.3%

Omron Corp.	2,500	238,325

Entertainment – 0.4%

Nintendo Co. Ltd.(b)	700	308,178

Equity Real Estate Investment Trusts (REITs) – 0.6%

Growthpoint Properties Ltd.	152,775	130,261

RioCan REIT(b)	9,925	178,475

Stockland	47,425	162,075
		470,811

Food & Staples Retailing – 0.2%

Magnit PJSC	1,875	170,877

Investments	Shares	Value

Food Products – 1.3%

Nestle SA (Registered)	3,750	$495,841

Want Want China Holdings Ltd.	625,000	484,475
		980,316

Gas Utilities – 2.0%

AltaGas Ltd.(b)	8,700	179,818

Enagas SA	18,250	409,830

Kunlun Energy Co. Ltd.	400,000	366,112

Naturgy Energy Group SA(b)	22,250	585,270
		1,541,030

Health Care Equipment & Supplies – 1.6%

Hoya Corp.	3,900	572,046

Straumann Holding AG (Registered)	100	208,153

Top Glove Corp. Bhd.	640,000	420,381
		1,200,580

Health Care Providers & Services – 0.1%

Notre Dame Intermedica Participacoes SA	10,000	113,855

Hotels, Restaurants & Leisure – 0.6%

Aristocrat Leisure Ltd.	7,262	254,616

OPAP SA	12,400	193,006
		447,622

Household Durables – 2.2%

Barratt Developments plc	15,875	144,273

Electrolux AB, Class B(b)	6,425	145,803

Haier Smart Home Co. Ltd., Class H	160,000	598,531

Panasonic Corp.	17,500	213,714

Persimmon plc	15,300	570,661
		1,672,982

Industrial Conglomerates – 1.4%

Siemens AG (Registered)	5,375	872,572

SK, Inc.	750	155,963
		1,028,535

Insurance – 7.5%

Allianz SE (Registered)	5,625	1,309,392

Aviva plc	37,900	205,052

See Accompanying Notes to the Financial Statements.

358	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

AXA SA	13,800	$401,806

BB Seguridade Participacoes SA	20,000	78,375

China Pacific Insurance Group Co. Ltd., Class H	55,000	169,687

Legal & General Group plc	56,350	223,151

Manulife Financial Corp.	17,025	331,147

PICC Property & Casualty Co. Ltd., Class H	100,000	93,585

Ping An Insurance Group Co. of China Ltd., Class H	25,000	179,649

Poste Italiane SpA(a)	7,925	113,173

Prudential plc	35,950	736,467

SCOR SE	18,975	639,002

Suncorp Group Ltd.	42,800	376,764

Swiss Re AG	2,400	232,816

Zurich Insurance Group AG	1,300	577,477
		5,667,543

Interactive Media & Services – 0.5%

Tencent Holdings Ltd.	6,200	383,363

Internet & Direct Marketing Retail – 0.9%

CJ ENM Co. Ltd.	1,150	173,600

ZOZO, Inc.	15,300	489,090
		662,690

IT Services – 0.5%

Capgemini SE	1,200	279,545

Infosys Ltd.	5,900	131,405
		410,950

Machinery – 2.4%

Atlas Copco AB, Class B	1,225	66,253

FANUC Corp.	2,800	547,845

Komatsu Ltd.	7,500	195,122

MINEBEA MITSUMI, Inc.(b)	5,000	126,069

SKF AB, Class B	5,750	133,230

Volvo AB, Class B	9,675	225,211

Wartsila OYJ Abp	35,800	496,947

Weichai Power Co. Ltd., Class H	7,000	12,580
		1,803,257

Investments	Shares	Value

Marine – 0.8%

Nippon Yusen KK	8,000	$573,909

Media – 0.3%

Publicis Groupe SA	3,525	236,355

Metals & Mining – 5.9%

Anglo American Platinum Ltd.	1,275	129,463

BHP Group Ltd.(b)	6,500	178,589

BHP Group plc	10,625	281,818

Evraz plc	60,850	518,477

Fortescue Metals Group Ltd.	38,225	399,941

Gerdau SA (Preference)	25,000	119,301

Impala Platinum Holdings Ltd.	32,050	417,472

Kumba Iron Ore Ltd.	13,750	419,918

MMC Norilsk Nickel PJSC	1,925	600,223

Rio Tinto plc	12,200	762,659

Severstal PAO	7,225	164,026

Vedanta Ltd.	127,150	516,199
		4,508,086

Oil, Gas & Consumable Fuels – 7.5%

Adaro Energy Tbk. PT	5,992,500	710,598

Aker BP ASA	20,875	799,287

BP plc	124,875	599,446

Canadian Natural Resources Ltd.	20,100	852,938

China Shenhua Energy Co. Ltd., Class H	212,500	457,832

Exxaro Resources Ltd.	49,800	547,964

Keyera Corp.(b)	7,675	196,403

Pembina Pipeline Corp.(b)	20,425	675,094

TotalEnergies SE	16,825	844,446
		5,684,008

Personal Products – 2.1%

L’Oreal SA	3,425	1,565,416

Pharmaceuticals – 5.2%

Astellas Pharma, Inc.	12,500	210,151

Bayer AG (Registered)	6,525	367,510

China Medical System Holdings Ltd.	200,000	340,916

GlaxoSmithKline plc	36,825	761,509

Novartis AG (Registered)	9,275	767,782

Orion OYJ, Class B	9,125	395,257

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	359

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – (continued)

Roche Holding AG	1,767	$684,658

Roche Holding AG – BR	625	268,810

Takeda Pharmaceutical Co. Ltd.	5,000	140,452
		3,937,045

Professional Services – 2.4%

Adecco Group AG (Registered)(b)	2,400	121,005

Nihon M&A Center Holdings, Inc.	15,000	458,452

Recruit Holdings Co. Ltd.	18,500	1,228,520
		1,807,977

Real Estate Management & Development – 2.9%

Agile Group Holdings Ltd.	100,000	78,673

China Resources Land Ltd.	54,000	210,334

CK Asset Holdings Ltd.	75,000	463,263

Country Garden Holdings Co. Ltd.(b)	330,109	310,205

Daiwa House Industry Co. Ltd.	2,500	82,241

Guangzhou R&F Properties Co. Ltd., Class H(b)	100,000	62,733

KWG Group Holdings Ltd.(b)	100,000	87,414

Land & Houses PCL, NVDR	700,000	178,257

Logan Group Co. Ltd.(b)	100,000	100,398

NEPI Rockcastle plc	23,950	161,347

Sunac Services Holdings Ltd.(a)	225,000	456,418
		2,191,283

Road & Rail – 0.7%

Aurizon Holdings Ltd.	195,650	495,231

Semiconductors & Semiconductor Equipment – 6.5%

Advantest Corp.	5,100	417,303

ASML Holding NV	2,125	1,722,639

Globalwafers Co. Ltd.	6,000	163,979

MediaTek, Inc.	10,000	328,317

Nanya Technology Corp.	57,000	136,307

Novatek Microelectronics Corp.	33,000	493,069

Phison Electronics Corp.	20,000	280,849

Taiwan Semiconductor Manufacturing Co. Ltd.	43,000	912,311

Tokyo Electron Ltd.	1,000	463,495
		4,918,269

Investments	Shares	Value

Software – 1.0%

Nemetschek SE	1,850	$212,378

SAP SE	3,650	529,347
		741,725

Specialty Retail – 2.0%

Fast Retailing Co. Ltd.	300	198,667

Hotai Motor Co. Ltd.	7,000	154,054

Industria de Diseno Textil SA(b)	19,500	704,973

JD Sports Fashion plc	13,025	194,252

USS Co. Ltd.	10,000	160,491

Vibra Energia SA	35,000	130,264
		1,542,701

Technology Hardware, Storage & Peripherals – 2.1%

Lite-On Technology Corp.	83,000	182,962

Pegatron Corp.	75,000	183,397

Quanta Computer, Inc.	211,000	591,833

Samsung Electronics Co. Ltd.	6,300	376,313

Samsung Electronics Co. Ltd. (Preference)	5,300	290,274
		1,624,779

Textiles, Apparel & Luxury Goods – 1.1%

Burberry Group plc	7,550	199,635

Eclat Textile Co. Ltd.	27,000	589,352

LVMH Moet Hennessy Louis Vuitton SE	50	39,185
		828,172

Tobacco – 1.7%

British American Tobacco plc	5,475	191,111

Imperial Brands plc	27,925	590,250

Japan Tobacco, Inc.(b)	27,500	539,147
		1,320,508

Trading Companies & Distributors – 1.1%

Ashtead Group plc	8,550	717,727

Toyota Tsusho Corp.	3,500	151,327
		869,054

Transportation Infrastructure – 0.4%

CCR SA	60,000	121,660

China Merchants Port Holdings Co. Ltd.	100,000	167,116
		288,776

See Accompanying Notes to the Financial Statements.

360	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Wireless Telecommunication Services – 1.6%

Mobile TeleSystems PJSC	35,000	$152,925

SoftBank Group Corp.	6,600	356,785

Total Access Communication PCL, NVDR	547,500	631,112

Vodafone Group plc	49,850	73,826
		1,214,648
Total Common Stocks (Cost $69,384,303)		74,373,093
	Principal Amount

SECURITIES LENDING REINVESTMENTS(d) – 1.5%

REPURCHASE AGREEMENTS – 1.5%

Citigroup Global Markets, Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $1,136,017, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.63%, maturing 2/15/2040 – 2/15/2042; total market value $1,146,265 (Cost $1,136,015)	$1,136,015	1,136,015
Total Investments – 99.4% (Cost $70,520,318)		75,509,108

Other assets less liabilities – 0.6%		465,589
NET ASSETS – 100.0%		$75,974,697

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)

The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 was $5,094,637, collateralized in the form of cash with a value of $1,136,015 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $1,960,940 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from November 4, 2021 – August 15, 2051 and $2,406,853 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 17, 2021 – June 30, 2120; a total value of $5,503,808.

(c)

Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021 amounted to $386,334, which represents approximately 0.51% of net assets of the Fund.

(d)	The security was purchased with cash collateral held from securities on loan at October 31, 2021. The total value of securities purchased was $1,136,015.

Percentages shown are based on Net Assets.

Abbreviations

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,041,355
Aggregate gross unrealized depreciation	(3,234,335)
Net unrealized appreciation	$4,807,020
Federal income tax cost	$70,698,589

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	361

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Futures Contracts

FlexShares® International Quality Dividend Dynamic Index Fund had the following open futures contracts as of October 31, 2021:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
MSCI EAFE E-Mini Index	10	12/17/2021	USD	$1,169,800	$1,531
MSCI Emerging Markets E-Mini Index	7	12/17/2021	USD	441,700	(9,092)
					$(7,561)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® International Quality Dividend Dynamic Index Fund had the following outstanding contracts as of October 31, 2021:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
CAD	71,604	Citibank NA	USD	56,579	12/15/2021	$1,191
CHF	22,025	Toronto-Dominion Bank (The)	USD	23,701	12/15/2021	435
NOK	96,000	BNP Paribas SA	USD	11,033	12/15/2021	312
USD	20,534	Bank of New York	DKK	129,000	12/15/2021	445
USD	94,618	Citibank NA	EUR	81,512	12/15/2021	187
USD	90,079	JPMorgan Chase Bank	EUR	76,000	12/15/2021	2,034
USD	35,827	Toronto-Dominion Bank (The)	EUR	30,475	12/15/2021	523
USD	167,545	Morgan Stanley	GBP	121,000	12/15/2021	1,657
USD	30,108	Toronto-Dominion Bank (The)	GBP	21,899	12/15/2021	85
USD	74,038	Morgan Stanley	JPY	8,281,675	12/15/2021	1,371
USD	105,296	Toronto-Dominion Bank (The)	JPY	11,555,000	12/15/2021	3,908
USD	12,629	Toronto-Dominion Bank (The)	SGD	17,000	12/15/2021	25
Total unrealized appreciation						$12,173
EUR	43,702	Toronto-Dominion Bank (The)	USD	51,654	12/15/2021	$(1,026)
GBP	25,981	Goldman Sachs & Co.	USD	35,961	12/15/2021	(343)
HKD	582,000	Citibank NA	USD	74,857	12/15/2021	(32)
JPY	3,367,857	BNP Paribas SA	USD	30,645	12/15/2021	(1,094)
JPY	7,033,291	Toronto-Dominion Bank (The)	USD	63,998	12/15/2021	(2,285)
USD	92,233	Morgan Stanley	AUD	124,932	12/15/2021	(1,619)
USD	43,166	Toronto-Dominion Bank (The)	CAD	55,063	12/15/2021	(1,259)
USD	128,861	JPMorgan Chase Bank	CHF	118,000	12/15/2021	(447)
USD	53,155	BNP Paribas SA	HKD	413,467	12/15/2021	(3)
USD	33,016	Citibank NA	HKD	256,831	12/15/2021	(3)
Total unrealized depreciation						$(8,111)
Net unrealized appreciation						$4,062

See Accompanying Notes to the Financial Statements.

362	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

SGD – Singapore Dollar

USD – US Dollar

FlexShares® International Quality Dividend Dynamic Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2021:

Australia	3.6%
Belgium	0.4
Brazil	1.7
Canada	5.0
China	8.8
Finland	1.4
France	7.6
Germany	8.4
Greece	0.3
Hong Kong	0.9
India	1.6
Indonesia	0.9
Italy	1.2
Japan	13.6
Malaysia	0.6
Netherlands	2.8
Norway	1.5
Russia	1.8
Singapore	1.1
South Africa	2.4
South Korea	2.9
Spain	3.9
Sweden	1.7
Switzerland	4.4
Taiwan	5.3
Thailand	1.1
Turkey	1.4
United Kingdom	11.6
Other[1]	2.1
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	97.9%
Securities Lending Reinvestments	1.5
Others(1)	0.6
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	363

Schedule of Investments

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

October 31, 2021

Investments	Principal Amount	Value

U.S. TREASURY OBLIGATIONS – 99.8%

U.S. Treasury Inflation Linked Bonds
2.38%, 1/15/2025	$142,650,711	$164,183,561
2.00%, 1/15/2026	28,185,470	32,965,578
2.38%, 1/15/2027	23,065,420	28,131,952

U.S. Treasury Inflation Linked Notes
0.13%, 1/15/2023	50,160,796	52,092,277
0.63%, 4/15/2023	53,498,076	56,263,797
0.38%, 7/15/2023	49,669,669	52,571,611
0.63%, 1/15/2024	49,601,247	53,110,960
0.50%, 4/15/2024	36,060,519	38,683,057
0.13%, 7/15/2024	166,065,425	178,088,983
0.13%, 10/15/2024	131,880,539	141,741,744
0.25%, 1/15/2025	166,432,035	179,603,032
0.13%, 4/15/2025	132,341,959	142,658,484
0.38%, 7/15/2025	48,763,403	53,432,958
0.13%, 10/15/2025	37,291,652	40,534,891
0.63%, 1/15/2026	50,387,520	55,840,082
0.13%, 4/15/2026(a)	42,895,371	46,717,135
0.13%, 7/15/2026(a)	43,391,466	47,562,732
0.13%, 10/15/2026	19,648,177	21,539,303
0.38%, 1/15/2027(a)	44,870,046	49,784,918
Total U.S. Treasury Obligations (Cost $1,382,590,520)		1,435,507,055

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(b) – 0.3%

REPURCHASE AGREEMENTS – 0.3%

Citigroup Global Markets, Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $3,852,305, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.63%, maturing 2/15/2040 – 2/15/2042; total market value $3,887,057 (Cost $3,852,300)	$3,852,300	$3,852,300
Total Investments – 100.1% (Cost $1,386,442,820)		1,439,359,355

Liabilities in excess of other assets – (0.1%)		(1,774,936)
NET ASSETS – 100.0%		$1,437,584,419

(a)

The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 was $46,120,662, collateralized in the form of cash with a value of $3,852,300 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $43,227,092 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.63%, and maturity dates ranging from October 31, 2021 – August 15, 2051; a total value of $47,079,392.

(b)	The security was purchased with cash collateral held from securities on loan at October 31, 2021. The total value of securities purchased was $3,852,300.

Percentages shown are based on Net Assets.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$52,943,448
Aggregate gross unrealized depreciation	(110,609)
Net unrealized appreciation	$52,832,839
Federal income tax cost	$1,386,526,516

See Accompanying Notes to the Financial Statements.

364	FLEXSHARES ANNUAL REPORT

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund (cont.)

Security Type	% of Net Assets
U.S. Treasury Obligations	99.8%
Securities Lending Reinvestments	0.3
Others(1)	(0.1)
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	365

Schedule of Investments

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

October 31, 2021

Investments	Principal Amount	Value

U.S. TREASURY OBLIGATIONS – 99.8%

U.S. Treasury Inflation Linked Bonds 2.38%, 1/15/2025	$24,956,727	$28,723,897
2.00%, 1/15/2026	16,924,514	19,794,823
2.38%, 1/15/2027	23,559,204	28,734,201
1.75%, 1/15/2028	12,816,721	15,479,611
3.63%, 4/15/2028(a)	29,961,460	40,117,248
2.50%, 1/15/2029	11,070,076	14,234,673
3.88%, 4/15/2029	20,403,530	28,574,279
3.38%, 4/15/2032	4,817,854	7,117,164

U.S. Treasury Inflation Linked Notes 0.25%, 1/15/2025	29,084,055	31,385,691
0.13%, 4/15/2025	23,122,271	24,924,734
0.38%, 7/15/2025	29,048,550	31,830,222
0.13%, 10/15/2025	22,202,081	24,132,987
0.63%, 1/15/2026	30,004,551	33,251,419
0.13%, 4/15/2026(a)	25,546,744	27,822,831
0.13%, 7/15/2026(a)	25,824,884	28,307,457
0.13%, 10/15/2026	20,100,688	22,035,368
0.38%, 1/15/2027(a)	45,936,871	50,968,598
0.38%, 7/15/2027	43,513,491	48,663,120
0.50%, 1/15/2028	26,425,573	29,732,653
0.75%, 7/15/2028	24,518,130	28,210,026
0.88%, 1/15/2029(a)	24,007,504	27,888,089
0.25%, 7/15/2029	26,128,466	29,286,055
0.13%, 1/15/2030	26,757,693	29,648,392
0.13%, 7/15/2030(a)	28,097,048	31,288,879
0.13%, 1/15/2031(a)	27,920,311	30,993,169
Total U.S. Treasury Obligations (Cost $673,518,839)		713,145,586

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(b) – 0.3%

REPURCHASE AGREEMENTS – 0.3%

Citigroup Global Markets, Inc., 0.05%, dated 10/31/2021, due 11/1/2021, repurchase price $2,318,503, collateralized by various U.S. Treasury Securities, ranging from 0.75% – 4.63%, maturing 2/15/2040 – 2/15/2042; total market value $2,339,418 (Cost $2,318,500)	$2,318,500	$2,318,500
Total Investments – 100.1% (Cost $675,837,339)		715,464,086

Liabilities in excess of other assets – (0.1%)		(984,777)
NET ASSETS – 100.0%		$714,479,309

(a)

The security or a portion of this security is on loan at October 31, 2021. The total value of securities on loan at October 31, 2021 was $117,675,275, collateralized in the form of cash with a value of $2,318,500 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $56,373,511 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from November 4, 2021 – August 15, 2051 and $63,486,417 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 7.00%, and maturity dates ranging from November 11, 2021 – June 30, 2120; a total value of $122,178,428.

(b)	The security was purchased with cash collateral held from securities on loan at October 31, 2021. The total value of securities purchased was $2,318,500.

Percentages shown are based on Net Assets.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$39,208,721
Aggregate gross unrealized depreciation	(103,863)
Net unrealized appreciation	$39,104,858
Federal income tax cost	$676,359,228

See Accompanying Notes to the Financial Statements.

366	FLEXSHARES ANNUAL REPORT

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund (cont.)

Security Type	% of Net Assets
U.S. Treasury Obligations	99.8%
Securities Lending Reinvestments	0.3
Others(1)	(0.1)
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	367

Schedule of Investments

FlexShares® Disciplined Duration MBS Index Fund

October 31, 2021

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – 97.4%

FHLMC
2.00%, 8/1/2031	$174,385	$179,705
2.00%, 10/1/2031	37,238	38,362
3.00%, 4/1/2033	150,318	160,103
3.00%, 6/1/2033	120,989	128,866
3.00%, 7/1/2033	1,597,492	1,702,920
5.00%, 5/1/2034	56,008	63,820
5.00%, 7/1/2034	326,134	372,958
3.00%, 5/1/2035	20,880	22,150
5.00%, 7/1/2035	305,248	348,980
5.00%, 8/1/2035	120,532	137,280
5.00%, 10/1/2035	18,904	21,620
3.00%, 11/1/2035	24,846	26,416
5.00%, 11/1/2035	191,533	219,050
5.00%, 12/1/2035	119,843	137,087
6.00%, 1/1/2037	76,944	91,024
6.00%, 4/1/2037	40,850	48,324
6.00%, 5/1/2037	68,720	81,296
5.00%, 2/1/2038	59,194	67,621
5.00%, 7/1/2038	175,418	201,015
5.00%, 10/1/2038	53,655	61,450
5.00%, 11/1/2038	207,865	238,253
5.00%, 12/1/2038	348,947	399,963
5.00%, 2/1/2039	146,289	167,117
5.00%, 5/1/2039	78,846	90,386
5.00%, 6/1/2039	32,485	37,229
5.00%, 7/1/2039	51,058	58,532
5.00%, 9/1/2039	73,978	84,472
6.00%, 11/1/2039	43,303	51,145
5.00%, 12/1/2039	249,701	286,248
5.00%, 1/1/2040	18,927	21,635
5.00%, 3/1/2040	51,807	59,159
5.00%, 4/1/2040	22,863	26,203
6.00%, 4/1/2040	49,281	58,147
5.00%, 5/1/2040	20,622	23,641
6.00%, 5/1/2040	117,203	138,437
5.00%, 7/1/2040	113,532	129,897
6.00%, 7/1/2040	185,606	219,218
5.00%, 9/1/2040	98,893	113,362
4.00%, 1/1/2041	16,365	18,100
5.00%, 5/1/2041	163,591	187,356
5.00%, 7/1/2041	242,950	278,112
3.50%, 11/1/2041	78,898	85,298
3.00%, 3/1/2042	13,544	14,365

Investments	Principal Amount	Value
4.50%, 3/1/2042	$656,056	$733,427
3.00%, 4/1/2042	98,233	104,601
3.00%, 6/1/2042	81,197	86,500
3.00%, 8/1/2042	46,497	49,535
3.00%, 11/1/2042	313,695	334,143
3.00%, 12/1/2042	96,119	102,389
3.00%, 1/1/2043	50,287	53,566
3.00%, 2/1/2043	26,422	28,027
3.00%, 3/1/2043	137,001	147,411
3.00%, 4/1/2043	32,854	34,991
3.00%, 6/1/2043	20,523	22,078
3.00%, 10/1/2043	63,279	67,359
4.00%, 8/1/2044	15,572	17,074
5.00%, 8/1/2044	44,622	51,080
4.00%, 1/1/2045	49,713	54,673
4.00%, 2/1/2045	101,668	112,833
4.00%, 8/1/2045	122,510	134,369
4.00%, 9/1/2045	21,078	23,025
4.00%, 10/1/2045	195,270	214,568
4.00%, 11/1/2045	41,674	45,436
4.00%, 12/1/2045	17,650	19,239
4.00%, 1/1/2046	53,559	58,602
2.50%, 9/1/2046	28,600	29,570
3.00%, 11/1/2046	32,514	34,189
3.00%, 12/1/2046	164,329	173,217
3.00%, 1/1/2047	1,051,111	1,116,343

FHLMC UMBS
2.00%, 8/1/2031	42,550	43,836
2.00%, 11/1/2031	67,932	69,980
2.50%, 12/1/2031	926,630	966,870
2.00%, 2/1/2032	74,729	76,994
5.00%, 8/1/2035	444,246	507,934
2.00%, 3/1/2036	936,331	970,601
1.50%, 4/1/2036	957,488	966,579
6.00%, 4/1/2036	523,545	613,795
2.50%, 10/1/2036	868,818	895,691
5.00%, 3/1/2038	68,104	77,966
5.00%, 7/1/2039	80,235	91,951
5.00%, 10/1/2039	32,719	37,496
5.00%, 1/1/2040	32,148	36,955
5.00%, 3/1/2040	54,970	63,149
5.00%, 5/1/2040	78,467	89,520
2.00%, 7/1/2040	132,203	132,950
6.00%, 7/1/2040	851,818	1,006,766
2.50%, 8/1/2040	690,718	710,069

See Accompanying Notes to the Financial Statements.

368	FLEXSHARES ANNUAL REPORT

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – (continued)
2.50%, 9/1/2040	$1,234,551	$1,270,472
1.50%, 10/1/2040	644,111	634,350
3.50%, 12/1/2040	51,579	55,603
2.00%, 1/1/2041	205,352	209,307
1.50%, 3/1/2041	835,550	822,880
2.00%, 3/1/2041	733,857	747,093
4.50%, 3/1/2041	102,557	114,219
1.50%, 4/1/2041	238,044	234,434
2.00%, 4/1/2041	190,554	194,227
4.50%, 4/1/2041	20,642	23,070
1.50%, 5/1/2041	724,204	713,221
2.50%, 6/1/2041	966,822	997,738
4.00%, 1/1/2042	73,574	81,645
5.00%, 2/1/2042	65,058	74,156
3.00%, 3/1/2042	133,605	142,088
3.50%, 11/1/2042	93,486	101,068
3.00%, 12/1/2042	596,067	634,706
3.50%, 1/1/2043	48,866	53,393
3.50%, 2/1/2043	35,382	38,158
2.50%, 6/1/2043	494,381	512,755
4.00%, 12/1/2043	15,615	17,213
4.50%, 3/1/2044	77,036	85,851
4.00%, 6/1/2044	5,755	6,328
4.50%, 7/1/2044	30,772	34,275
4.00%, 8/1/2044	16,827	18,445
4.50%, 12/1/2044	18,100	20,017
5.00%, 12/1/2044	169,239	192,355
4.00%, 2/1/2045	20,334	22,560
4.50%, 9/1/2045	15,321	16,691
4.00%, 10/1/2045	56,353	61,511
4.00%, 12/1/2045	28,786	31,793
4.50%, 12/1/2045	843,450	933,011
3.00%, 1/1/2046	52,405	56,169
4.00%, 1/1/2046	45,029	49,602
4.50%, 4/1/2046	44,416	49,671
3.00%, 11/1/2046	575,469	607,859
2.50%, 12/1/2046	153,855	159,030
4.50%, 8/1/2048	634,138	692,788
4.50%, 4/1/2050	1,297,712	1,408,679
2.50%, 11/1/2050	181,130	187,692
3.00%, 3/1/2051	839,406	880,489
3.00%, 4/1/2051	593,392	619,385

FNMA UMBS
3.50%, 10/1/2030	73,245	77,390
3.50%, 11/1/2030	13,347	14,102

Investments	Principal Amount	Value
2.00%, 9/1/2031	$34,721	$35,771
2.00%, 11/1/2031	81,507	83,972
2.00%, 2/1/2032	71,069	73,219
6.00%, 12/1/2032	14,248	16,676
6.00%, 4/1/2033	8,280	9,708
3.00%, 5/1/2033	137,053	145,510
3.00%, 6/1/2033	132,730	141,274
3.00%, 7/1/2033	17,377	18,501
3.00%, 8/1/2033	1,392,062	1,476,111
3.00%, 10/1/2033	30,111	32,056
6.00%, 3/1/2034	281,634	327,039
6.00%, 8/1/2034	45,897	54,082
6.50%, 9/1/2034	139,461	162,316
6.00%, 12/1/2034	215,898	253,253
6.00%, 4/1/2035	820,839	937,422
2.50%, 7/1/2035	948,295	986,961
5.00%, 8/1/2035	28,623	32,689
1.50%, 11/1/2035	994,510	1,004,393
6.00%, 11/1/2035	41,709	48,813
5.00%, 12/1/2035	64,489	73,692
2.00%, 1/1/2036	641,473	664,757
3.00%, 1/1/2036	864,015	918,596
5.00%, 2/1/2036	245,012	280,070
4.50%, 6/1/2036	652,878	727,756
6.00%, 6/1/2036	58,866	69,617
2.00%, 7/1/2036	1,172,233	1,209,960
2.50%, 7/1/2036	966,719	1,006,458
5.00%, 7/1/2036	28,868	32,850
6.50%, 8/1/2036	22,519	26,620
6.00%, 9/1/2036	885,340	1,037,025
2.50%, 11/1/2036	1,057,102	1,089,737
6.00%, 11/1/2036	59,242	70,062
3.00%, 1/1/2037	1,203,945	1,276,814
6.00%, 6/1/2037	121,125	143,256
6.00%, 8/1/2037	197,338	231,647
6.00%, 9/1/2037	29,535	34,929
6.50%, 10/1/2037	47,405	54,312
5.00%, 3/1/2038	66,972	76,693
5.00%, 5/1/2038	53,975	61,681
6.00%, 5/1/2038	19,331	22,864
6.00%, 9/1/2038	34,969	41,361
5.00%, 6/1/2039	64,671	74,011
5.00%, 10/1/2039	67,038	76,827
2.50%, 12/1/2039	376,502	388,134
5.00%, 2/1/2040	52,119	60,350
5.00%, 3/1/2040	190,630	218,461
2.50%, 6/1/2040	297,921	306,267

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	369

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – (continued)
5.00%, 6/1/2040	$20,615	$23,534
6.00%, 6/1/2040	139,056	164,205
2.50%, 8/1/2040	341,888	352,150
2.00%, 11/1/2040	856,790	870,399
2.50%, 11/1/2040	155,201	160,059
2.00%, 12/1/2040	460,926	466,679
2.50%, 12/1/2040	149,864	154,289
2.00%, 1/1/2041	208,213	212,227
3.50%, 1/1/2041	47,576	51,535
1.50%, 2/1/2041	927,076	913,038
2.50%, 2/1/2041	351,688	362,716
3.50%, 2/1/2041	30,947	33,439
4.50%, 2/1/2041	154,928	173,292
1.50%, 4/1/2041	493,504	484,673
2.00%, 5/1/2041	964,141	982,724
4.50%, 5/1/2041	51,175	57,241
5.00%, 5/1/2041	41,388	47,222
6.00%, 5/1/2041	32,296	38,136
4.50%, 6/1/2041	702,239	779,107
6.00%, 6/1/2041	1,349,767	1,589,710
2.50%, 7/1/2041	975,088	1,006,270
5.00%, 7/1/2041	571,636	651,743
6.00%, 7/1/2041	2,558,709	3,027,810
4.50%, 8/1/2041	163,363	182,493
5.00%, 8/1/2041	80,372	91,864
4.00%, 9/1/2041	251,334	278,794
4.50%, 9/1/2041	98,746	110,088
3.50%, 10/1/2041	157,517	171,481
4.00%, 10/1/2041	68,508	76,032
5.00%, 10/1/2041	86,977	99,167
4.00%, 11/1/2041	104,806	115,868
4.00%, 12/1/2041	23,142	25,512
4.00%, 1/1/2042	206,288	227,889
4.50%, 1/1/2042	23,816	26,618
6.00%, 1/1/2042	93,233	110,579
3.00%, 3/1/2042	186,731	198,862
4.00%, 3/1/2042	107,059	119,432
3.00%, 4/1/2042	61,768	65,781
4.50%, 4/1/2042	114,240	126,422
3.50%, 5/1/2042	32,319	34,856
4.50%, 5/1/2042	91,273	102,010
3.50%, 6/1/2042	58,172	63,143
3.50%, 7/1/2042	156,507	169,982
4.00%, 7/1/2042	146,301	163,460
3.50%, 8/1/2042	50,779	55,125

Investments	Principal Amount	Value
3.00%, 9/1/2042	$86,812	$92,438
3.50%, 9/1/2042	19,854	21,551
4.00%, 9/1/2042	88,223	97,904
3.00%, 10/1/2042	183,175	195,784
3.50%, 10/1/2042	34,213	36,892
2.50%, 12/1/2042	293,817	304,773
3.00%, 12/1/2042	173,970	185,271
2.50%, 1/1/2043	8,748	9,049
3.00%, 1/1/2043	171,238	182,304
3.50%, 1/1/2043	49,630	53,878
4.00%, 1/1/2043	94,058	103,921
4.50%, 1/1/2043	244,197	272,299
2.50%, 2/1/2043	897,889	930,895
3.00%, 2/1/2043	231,594	246,601
3.50%, 2/1/2043	91,387	99,223
3.50%, 3/1/2043	109,684	119,401
2.50%, 5/1/2043	15,622	16,091
2.50%, 6/1/2043	8,044	8,334
4.00%, 8/1/2043	55,812	61,423
4.00%, 9/1/2043	126,467	139,821
4.50%, 9/1/2043	32,995	36,722
4.00%, 10/1/2043	154,056	170,084
4.00%, 11/1/2043	330,410	365,197
4.50%, 11/1/2043	113,338	126,844
4.50%, 12/1/2043	87,212	97,114
4.00%, 1/1/2044	121,031	133,828
4.50%, 2/1/2044	25,863	28,635
3.00%, 3/1/2044	1,025,268	1,090,550
4.50%, 3/1/2044	128,991	146,671
5.00%, 3/1/2044	26,384	30,109
4.50%, 4/1/2044	257,694	286,094
5.00%, 6/1/2044	42,821	48,258
3.00%, 10/1/2044	869,182	928,427
4.00%, 10/1/2044	46,846	51,869
4.50%, 10/1/2044	12,527	13,835
4.50%, 12/1/2044	49,068	54,756
4.00%, 2/1/2045	35,853	39,622
4.50%, 2/1/2045	165,265	183,846
4.00%, 4/1/2045	31,510	34,835
4.00%, 8/1/2045	17,220	18,947
4.00%, 11/1/2045	65,455	71,466
4.50%, 11/1/2045	100,434	111,682
4.00%, 12/1/2045	399,442	440,286
4.00%, 2/1/2046	12,734	13,940
4.50%, 3/1/2046	182,480	203,037
4.00%, 4/1/2046	15,225	16,801
2.50%, 6/1/2046	88,316	91,609

See Accompanying Notes to the Financial Statements.

370	FLEXSHARES ANNUAL REPORT

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – (continued)
4.50%, 6/1/2046	$113,411	$125,173
4.50%, 7/1/2046	25,290	27,670
4.50%, 8/1/2046	24,160	26,828
2.50%, 9/1/2046	159,570	164,816
2.50%, 10/1/2046	76,410	78,924
4.50%, 10/1/2046	44,928	49,327
2.50%, 12/1/2046	26,201	26,996
4.50%, 1/1/2047	39,734	43,420
4.00%, 2/1/2047	41,356	45,315
4.50%, 2/1/2047	47,165	52,540
2.50%, 3/1/2047	160,971	166,324
4.50%, 3/1/2047	232,177	261,717
4.50%, 5/1/2047	826,764	897,311
4.50%, 7/1/2047	100,581	111,883
5.00%, 7/1/2047	329,254	376,780
4.00%, 7/1/2048	176,845	194,139
4.50%, 11/1/2048	1,006,115	1,087,197
6.00%, 2/1/2049	118,672	141,783
3.00%, 9/1/2050	787,411	825,880
2.50%, 11/1/2050	187,794	194,221

FNMA/FHLMC UMBS, 15 Year, Single Family
TBA 1.50%, 11/25/2036	1,000,000	1,005,937
TBA 2.00%, 11/25/2036	1,950,000	2,000,807

FNMA/FHLMC UMBS, 30 Year, Single Family
TBA 1.50%, 11/25/2051	4,300,000	4,164,113
TBA 2.00%, 11/25/2051	4,000,000	3,999,531
TBA 2.50%, 11/25/2051	4,100,000	4,210,829

GNMA
6.00%, 3/15/2033	61,539	72,784
5.50%, 8/20/2033	38,176	44,745
5.50%, 11/20/2033	35,535	41,724
6.00%, 12/15/2033	112,198	132,586
5.50%, 3/20/2034	41,942	49,320
5.50%, 7/20/2034	27,141	31,937
5.50%, 9/20/2034	11,519	13,574
6.00%, 2/15/2035	26,085	30,722
5.50%, 3/20/2036	86,475	100,260
5.50%, 9/20/2038	50,949	60,058
5.50%, 2/20/2039	84,894	100,071
5.00%, 11/15/2039	716,729	830,044
5.50%, 12/20/2040	24,754	28,449
5.50%, 1/20/2041	23,853	28,146
5.50%, 5/20/2041	148,909	175,502
4.00%, 9/15/2041	1,256,388	1,387,667
4.50%, 11/15/2041	587,600	662,420
5.50%, 11/20/2041	267,694	315,480

Investments	Principal Amount	Value
5.50%, 12/20/2041	$66,643	$76,653
5.50%, 2/20/2042	17,305	20,396
3.50%, 6/15/2042	591,149	635,660
2.50%, 3/20/2043	52,072	54,142
2.50%, 5/20/2043	74,996	77,974
5.50%, 3/20/2044	81,138	95,641
2.50%, 11/20/2044	47,274	49,097
5.00%, 6/20/2045	212,713	241,629
4.00%, 8/15/2045	2,657,084	2,935,449
5.50%, 3/20/2046	771,889	909,743
5.00%, 5/20/2046	479,660	546,147
5.50%, 2/20/2047	301,990	355,942
5.50%, 7/20/2049	19,092	21,203
3.00%, 4/20/2051	469,183	487,611
TBA 2.00%, 11/15/2051	2,000,000	2,024,531
TBA 2.50%, 11/15/2051	4,000,000	4,111,875
Total Mortgage-Backed Securities (Cost $108,150,831)		108,374,947

Total Investments – 97.4% (Cost $108,150,831)		108,374,947

Other assets less liabilities – 2.6%		2,867,841
NET ASSETS – 100.0%		$111,242,788

Percentages shown are based on Net Assets.

Abbreviations

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

TBA – To Be Announced; Security is subject to delayed delivery.

UMBS – Uniform Mortgage-Backed Securities

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$688,795
Aggregate gross unrealized depreciation	(471,150)
Net unrealized appreciation	$217,645
Federal income tax cost	$108,157,302

Security Type	% of Net Assets
Mortgage-Backed Securities	97.4%
Others(1)	2.6
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	371

Schedule of Investments

FlexShares® Credit-Scored US Corporate Bond Index Fund

October 31, 2021

Investments	Principal Amount	Value

CORPORATE BONDS – 97.7%

Aerospace & Defense – 1.6%

Boeing Co. (The)
5.15%, 5/1/2030	$150,000	$175,167

General Dynamics Corp.
3.50%, 5/15/2025	375,000	403,445
3.75%, 5/15/2028	600,000	671,720

Huntington Ingalls Industries, Inc.
3.84%, 5/1/2025	100,000	107,602
3.48%, 12/1/2027	200,000	213,554
2.04%, 8/16/2028(a)	200,000	196,290

L3Harris Technologies, Inc.
3.85%, 12/15/2026	500,000	551,335
4.40%, 6/15/2028	500,000	570,988

Lockheed Martin Corp.
3.55%, 1/15/2026	605,000	659,392

Northrop Grumman Corp.
2.93%, 1/15/2025	800,000	839,451
3.25%, 1/15/2028	500,000	538,897

Precision Castparts Corp.
3.25%, 6/15/2025	185,000	198,175
		5,126,016

Air Freight & Logistics – 0.1%

CH Robinson Worldwide, Inc.
4.20%, 4/15/2028	210,000	237,069

United Parcel Service, Inc.
3.40%, 3/15/2029	200,000	220,965
		458,034

Auto Components – 0.1%

Lear Corp.
3.80%, 9/15/2027	200,000	218,574

Banks – 24.8%

Australia & New Zealand Banking Group Ltd.
2.63%, 11/9/2022	250,000	255,835

Banco Santander SA
5.18%, 11/19/2025	600,000	674,510

Bancolombia SA
3.00%, 1/29/2025	250,000	252,503

Investments	Principal Amount	Value

Banks – (continued)

Bank of America Corp.
3.00%, 12/20/2023(b)	$500,000	$513,280
4.20%, 8/26/2024	200,000	216,436
4.00%, 1/22/2025	945,000	1,018,984
Series L, 3.95%, 4/21/2025	500,000	540,105
0.98%, 9/25/2025(b)	750,000	745,581
4.45%, 3/3/2026	500,000	554,332
1.32%, 6/19/2026(b)	500,000	496,380
1.20%, 10/24/2026(b)	1,000,000	983,899
Series L, 4.18%, 11/25/2027	615,000	677,996
3.82%, 1/20/2028(b)	500,000	545,695
3.71%, 4/24/2028(b)	5,000	5,421
3.42%, 12/20/2028(b)	250,000	267,521
4.27%, 7/23/2029(b)	550,000	619,177
3.97%, 2/7/2030(b)	300,000	333,758
3.19%, 7/23/2030(b)	250,000	265,440
2.50%, 2/13/2031(b)	600,000	602,458
2.59%, 4/29/2031(b)	188,000	190,411
1.90%, 7/23/2031(b)	250,000	239,157
2.69%, 4/22/2032(b)	212,000	214,944
2.30%, 7/21/2032(b)	500,000	489,865

Bank of Montreal
4.34%, 10/5/2028(b)	300,000	318,757
3.80%, 12/15/2032(b)	500,000	540,322

Bank of Nova Scotia (The)
3.40%, 2/11/2024	250,000	263,963
4.50%, 12/16/2025	350,000	389,899
2.15%, 8/1/2031	250,000	247,415
Series 2, 3.62%, 10/27/2081(b)	250,000	246,143

Barclays plc
4.38%, 9/11/2024	490,000	528,885
3.65%, 3/16/2025	200,000	213,341
5.20%, 5/12/2026	300,000	339,428
4.84%, 5/9/2028	300,000	334,491
2.67%, 3/10/2032(b)	50,000	49,858

BBVA USA
3.88%, 4/10/2025	250,000	270,278

Canadian Imperial Bank of Commerce
2.25%, 1/28/2025	300,000	309,664

See Accompanying Notes to the Financial Statements.

372	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Banks – (continued)

Citigroup, Inc.
3.35%, 4/24/2025(b)	$600,000	$632,249
3.30%, 4/27/2025	200,000	213,622
4.40%, 6/10/2025	825,000	901,453
5.50%, 9/13/2025	650,000	741,742
4.60%, 3/9/2026	380,000	424,064
3.11%, 4/8/2026(b)	500,000	526,872
3.40%, 5/1/2026	300,000	323,046
3.20%, 10/21/2026	350,000	372,254
1.46%, 6/9/2027(b)	750,000	739,187
4.45%, 9/29/2027	200,000	224,445
3.89%, 1/10/2028(b)	500,000	544,915
3.67%, 7/24/2028(b)	255,000	276,078
2.98%, 11/5/2030(b)	500,000	522,304
2.67%, 1/29/2031(b)	500,000	509,080
4.41%, 3/31/2031(b)	636,000	729,721
2.57%, 6/3/2031(b)	500,000	504,753
2.56%, 5/1/2032(b)	100,000	100,560

Citizens Bank NA
3.70%, 3/29/2023	300,000	312,273

Citizens Financial Group, Inc.
3.25%, 4/30/2030	200,000	213,433

Comerica, Inc.
3.70%, 7/31/2023	250,000	262,281

Cooperatieve Rabobank UA
3.75%, 7/21/2026	250,000	271,929

Discover Bank
3.35%, 2/6/2023	300,000	309,522
4.20%, 8/8/2023	400,000	424,262
2.45%, 9/12/2024	500,000	517,305
4.65%, 9/13/2028	500,000	576,143

Fifth Third Bancorp
4.30%, 1/16/2024	250,000	267,054
3.65%, 1/25/2024	500,000	529,170
2.55%, 5/5/2027	250,000	259,841

Fifth Third Bank NA
3.85%, 3/15/2026	400,000	436,353

First Horizon Corp.
3.55%, 5/26/2023	250,000	259,618

HSBC Holdings plc
3.80%, 3/11/2025(b)	750,000	794,178
4.25%, 8/18/2025	1,040,000	1,128,294
1.64%, 4/18/2026(b)	500,000	498,745

Investments	Principal Amount	Value

Banks – (continued)
3.90%, 5/25/2026	$1,000,000	$1,087,268
4.29%, 9/12/2026(b)	650,000	708,442
1.59%, 5/24/2027(b)	250,000	245,808
4.04%, 3/13/2028(b)	700,000	762,811
4.58%, 6/19/2029(b)	670,000	757,462
4.95%, 3/31/2030	500,000	589,432
3.97%, 5/22/2030(b)	300,000	328,477
2.80%, 5/24/2032(b)	200,000	201,610

Huntington Bancshares, Inc.
4.00%, 5/15/2025	200,000	217,457
2.55%, 2/4/2030	250,000	256,734

ING Groep NV
3.55%, 4/9/2024	200,000	212,430
1.73%, 4/1/2027(b)	500,000	499,394
4.55%, 10/2/2028	350,000	405,237
4.05%, 4/9/2029	250,000	282,302

JPMorgan Chase & Co.
0.70%, 3/16/2024(b)	500,000	500,313
3.56%, 4/23/2024(b)	300,000	312,379
3.88%, 9/10/2024	1,127,000	1,212,194
0.65%, 9/16/2024(b)	285,000	284,411
4.02%, 12/5/2024(b)	40,000	42,551
3.90%, 7/15/2025	395,000	429,338
2.30%, 10/15/2025(b)	120,000	123,554
2.00%, 3/13/2026(b)	115,000	117,254
4.13%, 12/15/2026	369,000	409,120
3.96%, 1/29/2027(b)	750,000	817,756
1.58%, 4/22/2027(b)	250,000	247,735
8.00%, 4/29/2027	250,000	327,004
3.63%, 12/1/2027	250,000	269,947
3.78%, 2/1/2028(b)	925,000	1,008,868
4.01%, 4/23/2029(b)	130,000	144,435
4.20%, 7/23/2029(b)	450,000	505,288
4.45%, 12/5/2029(b)	500,000	571,269
3.70%, 5/6/2030(b)	250,000	273,538
2.74%, 10/15/2030(b)	200,000	205,214
4.49%, 3/24/2031(b)	200,000	232,214
2.96%, 5/13/2031(b)	500,000	516,818
1.95%, 2/4/2032(b)	450,000	431,135

KeyCorp
2.25%, 4/6/2027	500,000	512,110
4.10%, 4/30/2028	200,000	227,579
2.55%, 10/1/2029	200,000	206,900

Lloyds Banking Group plc
4.05%, 8/16/2023	300,000	317,567

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	373

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Banks – (continued)
2.91%, 11/7/2023(b)	$300,000	$306,786

Mitsubishi UFJ Financial Group, Inc.
3.76%, 7/26/2023	50,000	52,674
3.41%, 3/7/2024	50,000	52,763
2.19%, 2/25/2025	700,000	719,139
3.68%, 2/22/2027	350,000	381,948
3.29%, 7/25/2027	750,000	806,429
3.74%, 3/7/2029	200,000	221,322
2.05%, 7/17/2030	100,000	97,597

Mizuho Financial Group, Inc.
3.55%, 3/5/2023	450,000	467,588
2.55%, 9/13/2025(b)	250,000	259,383
2.23%, 5/25/2026(b)	750,000	765,843
3.17%, 9/11/2027	500,000	532,430
4.02%, 3/5/2028	390,000	435,804
4.25%, 9/11/2029(b)	500,000	562,855
3.15%, 7/16/2030(b)	200,000	211,192
2.59%, 5/25/2031(b)	250,000	252,494

National Australia Bank Ltd.
3.63%, 6/20/2023	250,000	262,632

PNC Bank NA
3.50%, 6/8/2023	250,000	261,071
3.25%, 1/22/2028	250,000	272,422
4.05%, 7/26/2028	250,000	282,945
2.70%, 10/22/2029	500,000	522,143

PNC Financial Services Group, Inc. (The)
3.90%, 4/29/2024	550,000	588,104
3.15%, 5/19/2027	80,000	86,625
2.55%, 1/22/2030	300,000	310,200

Royal Bank of Canada
1.95%, 1/17/2023	150,000	152,671
4.65%, 1/27/2026	650,000	729,579

Santander Holdings USA, Inc.
4.50%, 7/17/2025	240,000	262,877
4.40%, 7/13/2027	500,000	556,613

Santander UK Group Holdings plc
3.82%, 11/3/2028(b)	200,000	215,956

Sumitomo Mitsui Financial Group, Inc.
3.10%, 1/17/2023	950,000	978,661

Investments	Principal Amount	Value

Banks – (continued)
2.70%, 7/16/2024	$1,000,000	$1,042,397
2.35%, 1/15/2025	250,000	257,953
1.47%, 7/8/2025	500,000	500,385
3.78%, 3/9/2026	50,000	54,486
2.63%, 7/14/2026	600,000	623,387
3.45%, 1/11/2027	250,000	269,743
3.36%, 7/12/2027	450,000	488,273
3.04%, 7/16/2029	300,000	315,314
2.72%, 9/27/2029	250,000	256,789
2.75%, 1/15/2030	200,000	205,969
2.13%, 7/8/2030	300,000	294,865
2.14%, 9/23/2030	250,000	240,709

SVB Financial Group
1.80%, 2/2/2031	200,000	191,197

Toronto-Dominion Bank (The)
3.25%, 3/11/2024	450,000	474,725
3.62%, 9/15/2031(b)	250,000	271,207

Truist Bank
3.63%, 9/16/2025	250,000	270,480
3.30%, 5/15/2026	200,000	215,380

Truist Financial Corp.
2.85%, 10/26/2024	150,000	158,008
4.00%, 5/1/2025	210,000	229,020
1.89%, 6/7/2029(b)	500,000	495,239

US Bancorp
3.38%, 2/5/2024	200,000	211,141
3.95%, 11/17/2025	200,000	220,575
Series V, 2.38%, 7/22/2026	500,000	522,683
3.00%, 7/30/2029	200,000	212,861

Wells Fargo & Co.
3.07%, 1/24/2023	500,000	502,960
4.48%, 1/16/2024	325,000	349,432
1.65%, 6/2/2024(b)	500,000	507,458
3.00%, 2/19/2025	500,000	526,631
3.55%, 9/29/2025	1,190,000	1,282,035
2.41%, 10/30/2025(b)	500,000	516,690
4.10%, 6/3/2026	500,000	548,596
3.20%, 6/17/2027(b)	1,000,000	1,062,363
4.30%, 7/22/2027	1,000,000	1,120,357
3.58%, 5/22/2028(b)	1,110,000	1,197,939
2.39%, 6/2/2028(b)	1,500,000	1,525,446
2.88%, 10/30/2030(b)	450,000	466,808
2.57%, 2/11/2031(b)	200,000	202,541
4.48%, 4/4/2031(b)	200,000	231,491

See Accompanying Notes to the Financial Statements.

374	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Banks – (continued)

Westpac Banking Corp.
2.75%, 1/11/2023	$600,000	$616,844
2.89%, 2/4/2030(b)	300,000	308,478
4.32%, 11/23/2031(b)	250,000	272,436
4.11%, 7/24/2034(b)	150,000	162,350
2.67%, 11/15/2035(b)	300,000	293,029
		78,229,649

Beverages – 1.0%

Anheuser-Busch InBev Worldwide, Inc.
4.75%, 1/23/2029	250,000	293,807

Coca-Cola Co. (The)
1.00%, 3/15/2028	1,000,000	958,117
3.45%, 3/25/2030	200,000	222,960

Constellation Brands, Inc.
3.60%, 2/15/2028	260,000	285,050
4.65%, 11/15/2028	500,000	578,577

Keurig Dr Pepper, Inc.
4.60%, 5/25/2028	200,000	230,589

PepsiCo, Inc.
7.00%, 3/1/2029	500,000	684,285
		3,253,385

Biotechnology – 0.8%

AbbVie, Inc.
3.20%, 11/21/2029	210,000	224,659

Amgen, Inc.
2.60%, 8/19/2026	500,000	522,709
2.20%, 2/21/2027	300,000	306,239
2.45%, 2/21/2030	300,000	305,204

Gilead Sciences, Inc.
3.65%, 3/1/2026	330,000	358,008
2.95%, 3/1/2027	800,000	848,350
		2,565,169

Building Products – 0.5%

Carlisle Cos., Inc.
3.75%, 12/1/2027	200,000	218,864

Carrier Global Corp.
2.72%, 2/15/2030	250,000	256,864

Investments	Principal Amount	Value

Building Products – (continued)

Fortune Brands Home & Security, Inc.
4.00%, 6/15/2025	$150,000	$162,803

Lennox International, Inc.
1.35%, 8/1/2025	450,000	447,455

Masco Corp.
3.50%, 11/15/2027	500,000	540,564
		1,626,550

Capital Markets – 6.1%

Ameriprise Financial, Inc.
3.70%, 10/15/2024	250,000	270,094
2.88%, 9/15/2026	200,000	212,135

Ares Capital Corp.
4.20%, 6/10/2024	300,000	319,428
3.88%, 1/15/2026	500,000	530,497
2.15%, 7/15/2026	500,000	495,484
2.88%, 6/15/2028	500,000	502,618

Bain Capital Specialty Finance, Inc.
2.55%, 10/13/2026	250,000	244,691

Bank of New York Mellon Corp. (The)
Series 0012, 3.65%, 2/4/2024	300,000	318,502
2.45%, 8/17/2026	300,000	313,702

BlackRock, Inc.
3.20%, 3/15/2027	200,000	217,059
3.25%, 4/30/2029	400,000	438,774

Blackstone Secured Lending Fund
3.65%, 7/14/2023	150,000	156,052
3.63%, 1/15/2026	250,000	261,577
2.75%, 9/16/2026	250,000	252,457
2.13%, 2/15/2027(a)	250,000	244,679

Cboe Global Markets, Inc.
3.65%, 1/12/2027	200,000	219,302

Charles Schwab Corp. (The)
4.20%, 3/24/2025	400,000	438,419
3.20%, 1/25/2028	100,000	108,461
4.00%, 2/1/2029	400,000	453,841

CME Group, Inc.
3.00%, 3/15/2025	325,000	343,083

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	375

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Capital Markets – (continued)

Credit Suisse Group AG
3.75%, 3/26/2025	$250,000	$267,713

Deutsche Bank AG
3.70%, 5/30/2024	645,000	682,955
3.96%, 11/26/2025(b)	100,000	106,964
4.10%, 1/13/2026	100,000	108,174
2.13%, 11/24/2026(b)	1,000,000	1,005,274
3.55%, 9/18/2031(b)	250,000	264,886

Goldman Sachs BDC, Inc.
3.75%, 2/10/2025	200,000	210,390

Goldman Sachs Group, Inc. (The)
3.63%, 1/22/2023	600,000	622,174
4.00%, 3/3/2024	500,000	533,935
3.85%, 7/8/2024	500,000	533,363
3.50%, 1/23/2025	465,000	494,674
3.50%, 4/1/2025	500,000	533,876
1.43%, 3/9/2027(b)	250,000	246,306
4.22%, 5/1/2029(b)	250,000	280,224

Jefferies Group LLC
4.15%, 1/23/2030	200,000	223,733

Lazard Group LLC
3.75%, 2/13/2025	450,000	482,542
4.50%, 9/19/2028	250,000	287,177

Moody’s Corp.
2.63%, 1/15/2023	200,000	204,491
3.75%, 3/24/2025	300,000	323,321
4.25%, 2/1/2029	250,000	285,635

Morgan Stanley
3.75%, 2/25/2023	800,000	832,764
0.79%, 5/30/2025(b)	500,000	494,733
2.72%, 7/22/2025(b)	500,000	519,272
3.77%, 1/24/2029(b)	500,000	549,644
1.93%, 4/28/2032(b)	250,000	238,427

Nasdaq, Inc.
3.85%, 6/30/2026	215,000	236,880

Nomura Holdings, Inc.
3.10%, 1/16/2030	250,000	258,814

Owl Rock Capital Corp.
3.40%, 7/15/2026	750,000	771,170
2.88%, 6/11/2028	250,000	246,859

S&P Global, Inc.
2.95%, 1/22/2027	200,000	212,975

Investments	Principal Amount	Value

Capital Markets – (continued)
1.25%, 8/15/2030	$300,000	$281,113

State Street Corp.
3.10%, 5/15/2023	200,000	207,915
3.55%, 8/18/2025	300,000	325,782
		19,215,010

Chemicals – 1.6%

Air Products and Chemicals, Inc.
3.35%, 7/31/2024	521,000	552,548

Cabot Corp.
4.00%, 7/1/2029	250,000	271,626

Celanese US Holdings LLC
3.50%, 5/8/2024	200,000	211,216

FMC Corp.
3.20%, 10/1/2026	200,000	212,240

Huntsman International LLC
4.50%, 5/1/2029	250,000	281,129

Nutrien Ltd.
4.00%, 12/15/2026	250,000	276,937
4.20%, 4/1/2029	500,000	567,835

PPG Industries, Inc.
2.40%, 8/15/2024	200,000	207,460
3.75%, 3/15/2028	250,000	281,290

Rohm and Haas Co.
7.85%, 7/15/2029	300,000	411,932

RPM International, Inc.
3.75%, 3/15/2027	100,000	108,947
4.55%, 3/1/2029	250,000	284,712

Sherwin-Williams Co. (The)
3.45%, 8/1/2025	500,000	537,275
3.45%, 6/1/2027	700,000	759,967
2.95%, 8/15/2029	100,000	106,021
		5,071,135

Commercial Services & Supplies – 0.9%

Cintas Corp. No. 2
3.70%, 4/1/2027	350,000	386,013

RELX Capital, Inc.
3.00%, 5/22/2030	200,000	211,383

Republic Services, Inc.
2.50%, 8/15/2024	567,000	589,252
3.38%, 11/15/2027	100,000	107,859
3.95%, 5/15/2028	200,000	223,881

See Accompanying Notes to the Financial Statements.

376	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Commercial Services & Supplies – (continued)

Steelcase, Inc.
5.13%, 1/18/2029	$150,000	$170,945

Waste Connections, Inc.
4.25%, 12/1/2028	250,000	285,592

Waste Management, Inc.
3.15%, 11/15/2027	350,000	375,861
1.15%, 3/15/2028	350,000	334,494
		2,685,280

Communications Equipment – 0.4%

Cisco Systems, Inc.
2.20%, 9/20/2023	417,000	429,130
3.63%, 3/4/2024	300,000	320,002
2.95%, 2/28/2026	100,000	107,307

Motorola Solutions, Inc.
4.60%, 2/23/2028	100,000	114,624
4.60%, 5/23/2029	300,000	345,652
		1,316,715

Construction Materials – 0.1%

Martin Marietta Materials, Inc.
3.50%, 12/15/2027	250,000	271,857

Consumer Finance – 2.1%

AerCap Ireland Capital DAC
4.50%, 9/15/2023	500,000	530,080
3.15%, 2/15/2024	150,000	155,828
3.88%, 1/23/2028	350,000	375,385

Ally Financial, Inc.
3.05%, 6/5/2023	400,000	412,786

American Express Co.
3.00%, 10/30/2024	690,000	729,761

Capital One Financial Corp.
3.50%, 6/15/2023	320,000	334,175
3.90%, 1/29/2024	50,000	53,118
3.30%, 10/30/2024	200,000	212,541
3.20%, 2/5/2025	650,000	687,931

General Motors Financial Co., Inc.
5.25%, 3/1/2026	500,000	565,721
2.70%, 6/10/2031	300,000	297,360

Synchrony Financial
4.25%, 8/15/2024	426,000	457,242

Investments	Principal Amount	Value

Consumer Finance – (continued)
4.50%, 7/23/2025	$600,000	$656,730
3.70%, 8/4/2026	355,000	381,719
5.15%, 3/19/2029	200,000	233,084

Toyota Motor Credit Corp.
3.05%, 1/11/2028	450,000	485,354
		6,568,815

Containers & Packaging – 0.2%

Amcor Finance USA, Inc.
4.50%, 5/15/2028	300,000	342,885

Avery Dennison Corp.
3.35%, 4/15/2023	50,000	51,475
4.88%, 12/6/2028	200,000	235,863
		630,223

Diversified Financial Services – 0.6%

Berkshire Hathaway, Inc.
3.13%, 3/15/2026	330,000	355,509

Block Financial LLC
2.50%, 7/15/2028	400,000	398,887

National Rural Utilities Cooperative Finance Corp.
5.25%, 4/20/2046(b)	150,000	164,806

Voya Financial, Inc.
3.65%, 6/15/2026	500,000	542,905
4.70%, 1/23/2048(b)	100,000	104,850
5.65%, 5/15/2053(b)	350,000	367,031
		1,933,988

Diversified Telecommunication Services – 2.0%

AT&T, Inc.
4.30%, 2/15/2030	295,000	335,350
2.75%, 6/1/2031	335,000	341,175

British Telecommunications plc
9.62%, 12/15/2030(c)	150,000	225,318

Deutsche Telekom International Finance BV
8.75%, 6/15/2030(c)	100,000	146,275

TELUS Corp.
3.70%, 9/15/2027	200,000	220,254

Verizon Communications, Inc.
4.13%, 3/16/2027	700,000	782,758
2.10%, 3/22/2028	1,000,000	1,003,653
4.33%, 9/21/2028	1,560,000	1,782,300
4.02%, 12/3/2029	225,000	252,424

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	377

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Diversified Telecommunication Services – (continued)
1.68%, 10/30/2030	$313,000	$295,847
1.75%, 1/20/2031	500,000	472,755
2.55%, 3/21/2031	450,000	454,090
		6,312,199

Electric Utilities – 4.0%

AEP Texas, Inc.
3.95%, 6/1/2028	500,000	555,330

American Electric Power Co., Inc.
Series J, 4.30%, 12/1/2028	295,000	333,980

Appalachian Power Co.
Series X, 3.30%, 6/1/2027	96,000	103,412

Duke Energy Corp.
3.15%, 8/15/2027	200,000	212,977
2.45%, 6/1/2030	300,000	300,095

Edison International
4.95%, 4/15/2025	700,000	767,669
5.75%, 6/15/2027	300,000	343,760

Emera US Finance LP
3.55%, 6/15/2026	150,000	161,070

Enel Chile SA
4.88%, 6/12/2028	250,000	283,182

Eversource Energy
Series L, 2.90%, 10/1/2024	300,000	314,354
Series U, 1.40%, 8/15/2026	500,000	493,972
Series M, 3.30%, 1/15/2028	100,000	107,465

Fortis, Inc.
3.06%, 10/4/2026	200,000	210,547

Georgia Power Co.
3.25%, 4/1/2026	500,000	534,078

Interstate Power and Light Co.
4.10%, 9/26/2028	250,000	282,658

ITC Holdings Corp.
2.70%, 11/15/2022	200,000	203,948
3.35%, 11/15/2027	200,000	214,201

MidAmerican Energy Co.
3.70%, 9/15/2023	472,000	494,491
3.65%, 4/15/2029	1,000,000	1,113,260

NextEra Energy Capital Holdings, Inc.
2.75%, 5/1/2025	1,000,000	1,049,744

Investments	Principal Amount	Value

Electric Utilities – (continued)
3.55%, 5/1/2027	$300,000	$325,632
2.25%, 6/1/2030	375,000	375,442
4.80%, 12/1/2077(b)	100,000	112,224
5.65%, 5/1/2079(b)	400,000	465,101

Pacific Gas and Electric Co.
3.15%, 1/1/2026	250,000	257,617

Public Service Electric and Gas Co.
3.00%, 5/15/2027	200,000	215,177
3.65%, 9/1/2028	500,000	557,126

Sierra Pacific Power Co.
2.60%, 5/1/2026	20,000	20,924

Southern Co. (The)
2.95%, 7/1/2023	300,000	309,914
3.25%, 7/1/2026	384,000	409,266
Series A, 3.70%, 4/30/2030	250,000	271,288
Series B, 4.00%, 1/15/2051(b)	350,000	365,890
Series 21-A, 3.75%, 9/15/2051(b)	500,000	509,230

Southwestern Electric Power Co.
Series M, 4.10%, 9/15/2028	200,000	224,296
		12,499,320

Electrical Equipment – 0.4%

ABB Finance USA, Inc.
3.80%, 4/3/2028	300,000	337,336

Emerson Electric Co.
0.88%, 10/15/2026	200,000	194,494

Hubbell, Inc.
3.35%, 3/1/2026	200,000	213,451
3.50%, 2/15/2028	250,000	271,829

Rockwell Automation, Inc.
2.88%, 3/1/2025	150,000	158,057
		1,175,167

Electronic Equipment, Instruments & Components – 1.5%

Allegion US Holding Co., Inc.
3.20%, 10/1/2024	200,000	210,533

Amphenol Corp.
2.05%, 3/1/2025	1,000,000	1,026,100

Arrow Electronics, Inc.
4.00%, 4/1/2025	400,000	429,733

See Accompanying Notes to the Financial Statements.

378	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Electronic Equipment, Instruments & Components – (continued)

Avnet, Inc.
4.63%, 4/15/2026	$175,000	$193,450

Flex Ltd.
4.88%, 6/15/2029	250,000	284,552

Keysight Technologies, Inc.
4.60%, 4/6/2027	200,000	226,414

SYNNEX Corp.
1.75%, 8/9/2026(a)	450,000	440,948
2.38%, 8/9/2028(a)	250,000	245,135

Teledyne Technologies, Inc.
2.25%, 4/1/2028	400,000	402,834

Trimble, Inc.
4.90%, 6/15/2028	250,000	286,890

Tyco Electronics Group SA
3.70%, 2/15/2026	200,000	216,547
3.13%, 8/15/2027	200,000	216,596

Vontier Corp.
2.40%, 4/1/2028(a)	450,000	441,095
		4,620,827

Entertainment – 0.2%

Activision Blizzard, Inc.
3.40%, 9/15/2026	300,000	323,292
3.40%, 6/15/2027	200,000	216,794

Electronic Arts, Inc.
4.80%, 3/1/2026	100,000	112,951
		653,037

Equity Real Estate Investment Trusts (REITs) – 6.4%

Agree LP
2.00%, 6/15/2028	250,000	245,721

Alexandria Real Estate Equities, Inc.
3.95%, 1/15/2028	100,000	111,816
2.75%, 12/15/2029	100,000	103,715
4.70%, 7/1/2030	100,000	118,163
4.90%, 12/15/2030	100,000	120,969

American Campus Communities Operating Partnership LP
3.63%, 11/15/2027	200,000	216,290

American Homes 4 Rent LP
4.25%, 2/15/2028	200,000	224,714
4.90%, 2/15/2029	300,000	349,283

Investments	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

American Tower Corp.
5.00%, 2/15/2024	$490,000	$533,614
3.38%, 10/15/2026	200,000	213,877
3.55%, 7/15/2027	400,000	431,824
3.60%, 1/15/2028	500,000	541,685
3.80%, 8/15/2029	338,000	371,889

AvalonBay Communities, Inc.
3.45%, 6/1/2025	200,000	214,621
3.50%, 11/15/2025	50,000	53,942

Brandywine Operating Partnership LP
4.10%, 10/1/2024	50,000	53,442
3.95%, 11/15/2027	250,000	269,190

Brixmor Operating Partnership LP
2.50%, 8/16/2031	250,000	245,070

Columbia Property Trust Operating Partnership LP
4.15%, 4/1/2025	200,000	214,654

Crown Castle International Corp.
3.10%, 11/15/2029	500,000	523,339

CubeSmart LP
4.00%, 11/15/2025	250,000	271,399
3.00%, 2/15/2030	200,000	209,057

CyrusOne LP
2.90%, 11/15/2024	200,000	209,106

Duke Realty LP
3.25%, 6/30/2026	250,000	268,044
2.88%, 11/15/2029	100,000	104,909

EPR Properties
4.95%, 4/15/2028	250,000	274,019

Equinix, Inc.
3.20%, 11/18/2029	210,000	221,496
2.15%, 7/15/2030	150,000	146,307

ERP Operating LP
2.85%, 11/1/2026	200,000	211,839
3.25%, 8/1/2027	45,000	48,468

Essex Portfolio LP
3.88%, 5/1/2024	200,000	212,465
3.00%, 1/15/2030	200,000	209,965

GLP Capital LP
5.38%, 11/1/2023	555,000	596,278
5.25%, 6/1/2025	200,000	222,112
5.38%, 4/15/2026	500,000	563,815
5.75%, 6/1/2028	500,000	581,210

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	379

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Healthpeak Properties, Inc.
3.00%, 1/15/2030	$250,000	$263,351

Highwoods Realty LP
4.13%, 3/15/2028	200,000	221,952
4.20%, 4/15/2029	100,000	111,652

Host Hotels & Resorts LP
Series E, 4.00%, 6/15/2025	250,000	266,023

Hudson Pacific Properties LP
3.25%, 1/15/2030	100,000	104,256

Kilroy Realty LP
4.38%, 10/1/2025	400,000	440,818
4.25%, 8/15/2029	100,000	112,423

Kite Realty Group LP
4.00%, 10/1/2026	100,000	106,660

Life Storage LP
2.20%, 10/15/2030	200,000	197,051

LifeStorage LP
3.50%, 7/1/2026	200,000	215,997

Mid-America Apartments LP
3.95%, 3/15/2029	50,000	56,287
2.75%, 3/15/2030	150,000	155,454

National Retail Properties, Inc.
3.90%, 6/15/2024	500,000	532,956
3.50%, 10/15/2027	150,000	161,247
4.30%, 10/15/2028	140,000	158,375

Office Properties Income Trust
2.65%, 6/15/2026	300,000	300,104

Omega Healthcare Investors, Inc.
4.38%, 8/1/2023	52,000	54,781
4.95%, 4/1/2024	10,000	10,787
5.25%, 1/15/2026	300,000	337,284
4.50%, 4/1/2027	500,000	552,692
3.63%, 10/1/2029	150,000	157,032

Physicians Realty LP
4.30%, 3/15/2027	200,000	223,690

Piedmont Operating Partnership LP
3.15%, 8/15/2030	100,000	102,262

Prologis LP
2.25%, 4/15/2030	200,000	202,111

Public Storage
3.09%, 9/15/2027	200,000	215,882
1.85%, 5/1/2028	300,000	299,982

Investments	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Realty Income Corp.
4.13%, 10/15/2026	$300,000	$335,108

Retail Properties of America, Inc.
4.75%, 9/15/2030	200,000	219,762

Sabra Health Care LP
5.13%, 8/15/2026	200,000	222,122
3.90%, 10/15/2029	200,000	209,819

Simon Property Group LP
3.38%, 10/1/2024	600,000	637,649

SITE Centers Corp.
3.63%, 2/1/2025	129,000	135,752

Spirit Realty LP
4.45%, 9/15/2026	200,000	221,240
2.10%, 3/15/2028	250,000	245,684
3.40%, 1/15/2030	200,000	210,543

STORE Capital Corp.
4.50%, 3/15/2028	150,000	168,377

Tanger Properties LP
3.88%, 7/15/2027	150,000	162,031

Ventas Realty LP
3.50%, 2/1/2025	50,000	53,206
4.40%, 1/15/2029	750,000	852,628
4.75%, 11/15/2030	200,000	234,313

VEREIT Operating Partnership LP
4.63%, 11/1/2025	200,000	223,385

Welltower, Inc.
4.00%, 6/1/2025	200,000	216,797
3.10%, 1/15/2030	250,000	263,124

Weyerhaeuser Co.
4.00%, 4/15/2030	250,000	280,799

WP Carey, Inc.
4.60%, 4/1/2024	195,000	209,966
4.00%, 2/1/2025	150,000	161,579
		20,333,300

Food & Staples Retailing – 0.6%

Costco Wholesale Corp.
2.75%, 5/18/2024	300,000	314,062
3.00%, 5/18/2027	375,000	406,621
1.38%, 6/20/2027	300,000	298,124

Walmart, Inc.
1.50%, 9/22/2028	500,000	495,166
1.80%, 9/22/2031	500,000	493,372
		2,007,345

See Accompanying Notes to the Financial Statements.

380	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Food Products – 1.5%

Bunge Ltd. Finance Corp.
3.75%, 9/25/2027	$200,000	$218,784

Campbell Soup Co.
4.15%, 3/15/2028	150,000	168,287

Flowers Foods, Inc.
3.50%, 10/1/2026	250,000	269,364

General Mills, Inc.
4.20%, 4/17/2028	200,000	226,759
2.88%, 4/15/2030	190,000	199,164

J M Smucker Co. (The)
3.38%, 12/15/2027	100,000	107,754

Kellogg Co.
3.40%, 11/15/2027	300,000	324,560

McCormick & Co., Inc.
3.15%, 8/15/2024	200,000	211,260
3.40%, 8/15/2027	200,000	217,148

Mondelez International, Inc.
1.50%, 5/4/2025	400,000	403,536
2.75%, 4/13/2030	200,000	208,580

Unilever Capital Corp.
2.60%, 5/5/2024	1,200,000	1,250,333
2.90%, 5/5/2027	200,000	212,975
3.50%, 3/22/2028	600,000	664,025
		4,682,529

Gas Utilities – 0.5%

Atmos Energy Corp.
0.63%, 3/9/2023	500,000	499,958

Eastern Energy Gas Holdings LLC
Series A, 2.50%, 11/15/2024	410,000	426,740
3.60%, 12/15/2024	54,000	57,399

National Fuel Gas Co.
5.20%, 7/15/2025	200,000	220,884
5.50%, 1/15/2026	275,000	314,064
4.75%, 9/1/2028	150,000	167,770
		1,686,815

Health Care Equipment & Supplies – 0.5%

Abbott Laboratories
3.88%, 9/15/2025	500,000	546,006

Baxter International, Inc.
2.60%, 8/15/2026	200,000	209,200

Investments	Principal Amount	Value

Health Care Equipment & Supplies – (continued)

Boston Scientific Corp.
2.65%, 6/1/2030	$100,000	$102,663

DH Europe Finance II Sarl
2.20%, 11/15/2024	250,000	258,642

Edwards Lifesciences Corp.
4.30%, 6/15/2028	200,000	229,044

Stryker Corp.
1.95%, 6/15/2030	100,000	98,546
		1,444,101

Health Care Providers & Services – 1.5%

AmerisourceBergen Corp.
3.40%, 5/15/2024	250,000	263,112
3.45%, 12/15/2027	200,000	216,176

Cigna Corp.
4.38%, 10/15/2028	350,000	401,588

CVS Health Corp.
4.30%, 3/25/2028	159,000	180,161

HCA, Inc.
5.25%, 6/15/2026	200,000	226,870
4.13%, 6/15/2029	250,000	277,169

Humana, Inc.
3.85%, 10/1/2024	500,000	537,036
3.95%, 3/15/2027	300,000	330,914

Laboratory Corp. of America Holdings
3.60%, 2/1/2025	300,000	319,713
1.55%, 6/1/2026	750,000	745,528

McKesson Corp.
1.30%, 8/15/2026	500,000	490,509

Quest Diagnostics, Inc.
2.95%, 6/30/2030	200,000	209,813

UnitedHealth Group, Inc.
2.95%, 10/15/2027	250,000	268,310
3.88%, 12/15/2028	315,000	356,832
		4,823,731

Hotels, Restaurants & Leisure – 0.7%

Expedia Group, Inc.
2.95%, 3/15/2031	250,000	252,601

Hyatt Hotels Corp.
4.85%, 3/15/2026	200,000	220,463

Marriott International, Inc.
Series EE, 5.75%, 5/1/2025	12,000	13,607
Series HH, 2.85%, 4/15/2031	150,000	151,250

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	381

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Hotels, Restaurants & Leisure – (continued)

McDonald’s Corp.
3.80%, 4/1/2028	$390,000	$435,381
2.63%, 9/1/2029	100,000	103,684
3.60%, 7/1/2030	300,000	333,043

Starbucks Corp.
4.00%, 11/15/2028	500,000	566,566
2.55%, 11/15/2030	250,000	256,056
		2,332,651

Household Durables – 0.6%

DR Horton, Inc.
2.50%, 10/15/2024	200,000	208,175
1.30%, 10/15/2026	500,000	490,070

Lennar Corp.
4.75%, 11/29/2027	300,000	341,370

PulteGroup, Inc.
5.50%, 3/1/2026	500,000	574,100

Whirlpool Corp.
4.75%, 2/26/2029	200,000	232,668
		1,846,383

Household Products – 0.4%

Clorox Co. (The)
3.90%, 5/15/2028	50,000	56,339

Colgate-Palmolive Co.
3.25%, 3/15/2024	250,000	264,769

Procter & Gamble Co. (The)
3.10%, 8/15/2023	150,000	156,906
2.70%, 2/2/2026	250,000	265,273
2.80%, 3/25/2027	185,000	197,835
3.00%, 3/25/2030	400,000	435,828
		1,376,950

Industrial Conglomerates – 1.4%

3M Co.
2.25%, 3/15/2023	520,000	531,961
2.65%, 4/15/2025	500,000	524,314
3.63%, 9/14/2028	300,000	334,482
3.38%, 3/1/2029	200,000	219,947
2.38%, 8/26/2029	250,000	257,691

Honeywell International, Inc.
1.35%, 6/1/2025	250,000	252,176
2.50%, 11/1/2026	300,000	316,055

Investments	Principal Amount	Value

Industrial Conglomerates – (continued)
2.70%, 8/15/2029	$100,000	$105,795

Roper Technologies, Inc.
3.80%, 12/15/2026	200,000	219,459
4.20%, 9/15/2028	200,000	226,180
1.75%, 2/15/2031	250,000	236,416

Trane Technologies Global Holding Co. Ltd.
3.75%, 8/21/2028	200,000	220,872

Trane Technologies Luxembourg Finance SA
3.50%, 3/21/2026	250,000	269,112
3.80%, 3/21/2029	500,000	554,234
		4,268,694

Insurance – 3.6%

Aflac, Inc.
3.25%, 3/17/2025	200,000	213,746
2.88%, 10/15/2026	100,000	106,477
3.60%, 4/1/2030	250,000	277,911

Allied World Assurance Co. Holdings Ltd.
4.35%, 10/29/2025	200,000	216,191

Allstate Corp. (The)
Series B, 5.75%, 8/15/2053(b)	400,000	424,200

American Equity Investment Life Holding Co.
5.00%, 6/15/2027	150,000	170,929

American Financial Group, Inc.
3.50%, 8/15/2026	200,000	215,830

American International Group, Inc.
2.50%, 6/30/2025	500,000	519,629
3.40%, 6/30/2030	250,000	271,118
Series A-9, 5.75%, 4/1/2048(b)	200,000	229,760

Aon Corp.
2.20%, 11/15/2022	500,000	508,519
2.80%, 5/15/2030	250,000	259,407

Aon plc
3.88%, 12/15/2025	400,000	437,214

Assurant, Inc.
3.70%, 2/22/2030	100,000	108,203

Athene Holding Ltd.
4.13%, 1/12/2028	300,000	332,594
6.15%, 4/3/2030	250,000	312,176

See Accompanying Notes to the Financial Statements.

382	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Insurance – (continued)

AXIS Specialty Finance LLC
4.90%, 1/15/2040(b)	$100,000	$105,764

AXIS Specialty Finance plc
4.00%, 12/6/2027	200,000	221,123

Brown & Brown, Inc.
4.20%, 9/15/2024	200,000	215,944
2.38%, 3/15/2031	250,000	247,233

Chubb INA Holdings, Inc.
3.15%, 3/15/2025	270,000	287,774

Enstar Group Ltd.
4.95%, 6/1/2029	250,000	282,877

Fairfax Financial Holdings Ltd.
4.85%, 4/17/2028	250,000	283,668

Fidelity National Financial, Inc.
3.40%, 6/15/2030	250,000	266,592

First American Financial Corp.
4.60%, 11/15/2024	200,000	219,166

Globe Life, Inc.
4.55%, 9/15/2028	150,000	172,970

Hanover Insurance Group, Inc. (The)
2.50%, 9/1/2030	250,000	250,366

Manulife Financial Corp.
4.15%, 3/4/2026	200,000	221,574
2.48%, 5/19/2027	250,000	258,996
4.06%, 2/24/2032(b)	50,000	54,378

Markel Corp.
3.35%, 9/17/2029	300,000	324,580

Marsh & McLennan Cos., Inc.
3.50%, 6/3/2024	16,000	16,988
3.50%, 3/10/2025	75,000	80,222
3.75%, 3/14/2026	75,000	81,812
4.38%, 3/15/2029	500,000	578,127

Old Republic International Corp.
4.88%, 10/1/2024	200,000	219,769

Progressive Corp. (The)
2.45%, 1/15/2027	200,000	210,789
3.20%, 3/26/2030	100,000	108,784

Prudential Financial, Inc.
5.63%, 6/15/2043(b)	150,000	158,474
5.20%, 3/15/2044(b)	10,000	10,585
5.38%, 5/15/2045(b)	500,000	544,685
5.70%, 9/15/2048(b)	500,000	567,845
3.70%, 10/1/2050(b)	100,000	103,261

Investments	Principal Amount	Value

Insurance – (continued)

RenaissanceRe Finance, Inc.
3.45%, 7/1/2027	$100,000	$107,727

Trinity Acquisition plc
4.40%, 3/15/2026	200,000	220,968

Willis North America, Inc.
3.60%, 5/15/2024	150,000	158,792
2.95%, 9/15/2029	250,000	258,448
		11,444,185

Interactive Media & Services – 0.1%

Alphabet, Inc.
0.80%, 8/15/2027	85,000	81,535

Weibo Corp.
3.50%, 7/5/2024	200,000	207,918
		289,453

Internet & Direct Marketing Retail – 0.8%

Alibaba Group Holding Ltd.
3.60%, 11/28/2024	1,000,000	1,063,921
3.40%, 12/6/2027	500,000	531,252
2.13%, 2/9/2031	200,000	192,109

Amazon.com, Inc.
5.20%, 12/3/2025	500,000	573,782
		2,361,064

IT Services – 2.4%

Automatic Data Processing, Inc.
1.70%, 5/15/2028	380,000	378,488
1.25%, 9/1/2030	200,000	189,079

Broadridge Financial Solutions, Inc.
3.40%, 6/27/2026	200,000	214,817

Fiserv, Inc.
3.80%, 10/1/2023	500,000	527,719
3.50%, 7/1/2029	250,000	270,100

Genpact Luxembourg Sarl
3.38%, 12/1/2024	250,000	264,628

Global Payments, Inc.
4.80%, 4/1/2026	250,000	280,126
4.45%, 6/1/2028	160,000	180,222

International Business Machines Corp.
1.95%, 5/15/2030	150,000	147,013

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	383

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

IT Services – (continued)

Mastercard, Inc.
2.00%, 3/3/2025	$850,000	$875,062
2.95%, 11/21/2026	100,000	107,432
2.95%, 6/1/2029	150,000	161,305

PayPal Holdings, Inc.
1.65%, 6/1/2025	150,000	152,217
2.65%, 10/1/2026	100,000	105,562
2.85%, 10/1/2029	200,000	211,464
2.30%, 6/1/2030	50,000	50,952

VeriSign, Inc.
4.75%, 7/15/2027	500,000	524,075

Visa, Inc.
2.80%, 12/14/2022	1,100,000	1,126,534
3.15%, 12/14/2025	650,000	698,828
1.90%, 4/15/2027	275,000	280,839
2.05%, 4/15/2030	500,000	507,842

Western Union Co. (The)
2.85%, 1/10/2025	350,000	364,345
		7,618,649

Leisure Products – 0.1%

Hasbro, Inc.
3.90%, 11/19/2029	150,000	164,938

Life Sciences Tools & Services – 0.4%

Agilent Technologies, Inc.
3.88%, 7/15/2023	200,000	209,479

Thermo Fisher Scientific, Inc.
2.95%, 9/19/2026	590,000	628,616
3.20%, 8/15/2027	500,000	539,282
		1,377,377

Machinery – 0.8%

Cummins, Inc.
3.65%, 10/1/2023	100,000	104,925
1.50%, 9/1/2030	150,000	143,150

Dover Corp.
3.15%, 11/15/2025	200,000	213,590

Fortive Corp.
3.15%, 6/15/2026	100,000	106,709

Illinois Tool Works, Inc.
2.65%, 11/15/2026	200,000	212,450

Investments	Principal Amount	Value

Machinery – (continued)

nVent Finance Sarl
4.55%, 4/15/2028	$300,000	$330,699

Otis Worldwide Corp.
2.06%, 4/5/2025	300,000	307,442
2.29%, 4/5/2027	200,000	205,316
2.57%, 2/15/2030	200,000	204,250

Parker-Hannifin Corp.
3.25%, 6/14/2029	45,000	48,272

Stanley Black & Decker, Inc.
4.00%, 3/15/2060(b)	300,000	318,339

Westinghouse Air Brake Technologies Corp.
4.95%, 9/15/2028(c)	150,000	172,712
		2,367,854

Media – 0.7%

Charter Communications Operating LLC
4.91%, 7/23/2025	500,000	556,264
4.20%, 3/15/2028	500,000	555,327

Comcast Corp.
4.15%, 10/15/2028	350,000	399,777

Fox Corp.
4.71%, 1/25/2029	600,000	693,889
		2,205,257

Metals & Mining – 0.8%

ArcelorMittal SA
4.25%, 7/16/2029	250,000	274,876

BHP Billiton Finance USA Ltd.
3.85%, 9/30/2023	300,000	318,602

Reliance Steel & Aluminum Co.
1.30%, 8/15/2025	250,000	247,240

Rio Tinto Finance USA Ltd.
3.75%, 6/15/2025	650,000	708,371
7.13%, 7/15/2028	200,000	265,257

Steel Dynamics, Inc.
2.80%, 12/15/2024	100,000	104,613

Vale Overseas Ltd.
6.25%, 8/10/2026	379,000	438,598
3.75%, 7/8/2030	250,000	254,681
		2,612,238

See Accompanying Notes to the Financial Statements.

384	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Multiline Retail – 0.7%

Dollar General Corp.
3.88%, 4/15/2027	$700,000	$773,223

Dollar Tree, Inc.
4.00%, 5/15/2025	130,000	140,958
4.20%, 5/15/2028	500,000	563,467

Target Corp.
3.50%, 7/1/2024	500,000	535,717
2.25%, 4/15/2025	250,000	259,460
		2,272,825

Multi-Utilities – 1.6%

Ameren Corp.
2.50%, 9/15/2024	700,000	727,884
1.75%, 3/15/2028	500,000	490,078

Berkshire Hathaway Energy Co.
3.75%, 11/15/2023	100,000	105,417
4.05%, 4/15/2025	1,100,000	1,200,508
3.25%, 4/15/2028	100,000	108,459

CMS Energy Corp.
3.45%, 8/15/2027	200,000	216,568

Dominion Energy, Inc.
5.75%, 10/1/2054(b)	200,000	218,416

DTE Energy Co.
Series C, 2.53%, 10/1/2024(c)	252,000	262,566

Public Service Enterprise Group, Inc.
2.65%, 11/15/2022	200,000	203,835
2.88%, 6/15/2024	400,000	417,385

Sempra Energy
3.40%, 2/1/2028	347,000	373,268

Southern Co. Gas Capital Corp.
2.45%, 10/1/2023	300,000	308,702

WEC Energy Group, Inc.
0.55%, 9/15/2023	500,000	498,644
		5,131,730

Oil, Gas & Consumable Fuels – 6.1%

Boardwalk Pipelines LP
4.45%, 7/15/2027	250,000	278,013
4.80%, 5/3/2029	250,000	285,712

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

Canadian Natural Resources Ltd.
2.05%, 7/15/2025	$500,000	$507,872
3.85%, 6/1/2027	400,000	433,926

Cheniere Corpus Christi Holdings LLC
5.88%, 3/31/2025	200,000	223,965
5.13%, 6/30/2027	500,000	571,740

ConocoPhillips
4.30%, 8/15/2028(a)	200,000	229,642

ConocoPhillips Co.
6.95%, 4/15/2029	500,000	663,862

Devon Energy Corp.
4.50%, 1/15/2030(a)	500,000	543,931

Eastern Gas Transmission & Storage, Inc.
3.60%, 12/15/2024(a)	26,000	27,636

Enable Midstream Partners LP
4.40%, 3/15/2027	250,000	273,569
4.95%, 5/15/2028	250,000	279,556

Enbridge, Inc.
3.70%, 7/15/2027	200,000	218,463
Series 16-A, 6.00%, 1/15/2077(b)	350,000	387,163
5.50%, 7/15/2077(b)	350,000	377,872
6.25%, 3/1/2078(b)	350,000	386,621

Energy Transfer LP
4.05%, 3/15/2025	20,000	21,446
4.75%, 1/15/2026	300,000	332,308
5.25%, 4/15/2029	150,000	174,386
3.75%, 5/15/2030	200,000	213,390

Enterprise Products Operating LLC
3.75%, 2/15/2025	700,000	753,902
4.15%, 10/16/2028	350,000	395,989
3.13%, 7/31/2029	300,000	320,251
Series E, 5.25%, 8/16/2077(b)	200,000	210,239
5.38%, 2/15/2078(b)	350,000	359,882

Exxon Mobil Corp.
3.48%, 3/19/2030	200,000	221,777

Hess Corp.
4.30%, 4/1/2027	300,000	329,251
7.88%, 10/1/2029	200,000	271,907

HollyFrontier Corp.
5.88%, 4/1/2026	400,000	456,043

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	385

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Magellan Midstream Partners LP
5.00%, 3/1/2026	$250,000	$282,289

Marathon Petroleum Corp.
5.13%, 12/15/2026	250,000	287,801
3.80%, 4/1/2028	250,000	272,472

MPLX LP
1.75%, 3/1/2026	500,000	498,336
4.00%, 3/15/2028	1,000,000	1,100,448
2.65%, 8/15/2030	500,000	498,334

ONEOK Partners LP
4.90%, 3/15/2025	400,000	440,364

ONEOK, Inc.
4.55%, 7/15/2028	250,000	281,787
4.35%, 3/15/2029	250,000	279,162
3.10%, 3/15/2030	400,000	412,930

Pioneer Natural Resources Co.
1.13%, 1/15/2026	500,000	489,614
2.15%, 1/15/2031	150,000	144,827

Plains All American Pipeline LP
4.65%, 10/15/2025	500,000	549,144

Sabine Pass Liquefaction LLC
5.63%, 3/1/2025	700,000	785,387
5.88%, 6/30/2026	125,000	145,124
4.50%, 5/15/2030	450,000	513,299

Spectra Energy Partners LP
4.75%, 3/15/2024	640,000	689,782
3.38%, 10/15/2026	500,000	537,412

TC PipeLines LP
4.38%, 3/13/2025	100,000	108,561

TransCanada PipeLines Ltd.
4.25%, 5/15/2028	200,000	225,911

Transcanada Trust
Series 16-A, 5.87%, 8/15/2076(b)	300,000	331,500
5.30%, 3/15/2077(b)	300,000	315,855
5.50%, 9/15/2079(b)	200,000	218,750

Valero Energy Partners LP
4.50%, 3/15/2028	200,000	225,028
		19,384,431

Paper & Forest Products – 0.1%

Suzano Austria GmbH
6.00%, 1/15/2029	250,000	287,500

Investments	Principal Amount	Value

Paper & Forest Products – (continued)
3.75%, 1/15/2031	$150,000	$150,407
		437,907

Pharmaceuticals – 1.5%

Bristol-Myers Squibb Co.
3.40%, 7/26/2029	250,000	275,191

Johnson & Johnson
2.95%, 3/3/2027	650,000	701,198
2.90%, 1/15/2028	500,000	537,962

Merck Sharp & Dohme Corp.
6.40%, 3/1/2028	150,000	190,534

Novartis Capital Corp.
3.40%, 5/6/2024	403,000	428,271
1.75%, 2/14/2025	150,000	153,066
3.00%, 11/20/2025	500,000	534,219
2.20%, 8/14/2030	200,000	204,437

Pfizer, Inc.
2.63%, 4/1/2030	200,000	210,385

Royalty Pharma plc
2.20%, 9/2/2030	400,000	387,694

Zoetis, Inc.
3.25%, 2/1/2023	650,000	667,430
3.00%, 9/12/2027	145,000	154,937
3.90%, 8/20/2028	250,000	280,198
		4,725,522

Professional Services – 0.7%

Equifax, Inc.
3.95%, 6/15/2023	500,000	524,717
2.60%, 12/1/2024	150,000	156,223
3.10%, 5/15/2030	250,000	263,384

IHS Markit Ltd.
4.75%, 8/1/2028	500,000	583,832

Verisk Analytics, Inc.
4.00%, 6/15/2025	250,000	272,594
4.13%, 3/15/2029	250,000	282,915
		2,083,665

Real Estate Management & Development – 0.1%

CBRE Services, Inc.
4.88%, 3/1/2026	200,000	225,969

Road & Rail – 0.9%

Burlington Northern Santa Fe LLC
3.40%, 9/1/2024	500,000	532,600
3.25%, 6/15/2027	224,000	244,402

See Accompanying Notes to the Financial Statements.

386	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Road & Rail – (continued)

Canadian Pacific Railway Co.
2.90%, 2/1/2025	$250,000	$262,757
3.70%, 2/1/2026	20,000	21,609

CSX Corp.
3.80%, 3/1/2028	100,000	111,055
4.25%, 3/15/2029	200,000	229,270

JB Hunt Transport Services, Inc.
3.88%, 3/1/2026	300,000	329,173

Norfolk Southern Corp.
3.15%, 6/1/2027	200,000	214,650

Union Pacific Corp.
3.00%, 4/15/2027	300,000	321,154
2.38%, 5/20/2031	500,000	511,116
		2,777,786

Semiconductors & Semiconductor Equipment – 2.7%

Analog Devices, Inc.
3.50%, 12/5/2026	405,000	443,514

Broadcom Corp.
3.88%, 1/15/2027	900,000	976,090

Broadcom, Inc.
4.25%, 4/15/2026	500,000	550,130
3.46%, 9/15/2026	500,000	534,054
1.95%, 2/15/2028(a)	700,000	686,267
4.11%, 9/15/2028	775,000	856,389
4.75%, 4/15/2029	510,000	581,957
5.00%, 4/15/2030	300,000	348,505
4.15%, 11/15/2030	350,000	384,965
2.45%, 2/15/2031(a)	400,000	387,687

KLA Corp.
4.65%, 11/1/2024	200,000	219,567

Maxim Integrated Products, Inc.
3.45%, 6/15/2027	200,000	217,380

Micron Technology, Inc.
2.50%, 4/24/2023	250,000	257,200
4.19%, 2/15/2027	500,000	551,805
4.66%, 2/15/2030	200,000	228,558

NXP BV
5.55%, 12/1/2028(a)	200,000	242,226

Qorvo, Inc.
4.38%, 10/15/2029	250,000	268,750

QUALCOMM, Inc.
3.25%, 5/20/2027	200,000	216,645

Investments	Principal Amount	Value

Semiconductors & Semiconductor Equipment – (continued)

Skyworks Solutions, Inc.
0.90%, 6/1/2023	$250,000	$250,079

Texas Instruments, Inc.
1.38%, 3/12/2025	200,000	201,809
2.90%, 11/3/2027	250,000	269,738
		8,673,315

Software – 2.4%

Adobe, Inc.
3.25%, 2/1/2025	250,000	266,225
2.30%, 2/1/2030	350,000	359,238

Autodesk, Inc.
3.50%, 6/15/2027	200,000	217,285

CA, Inc.
4.70%, 3/15/2027	200,000	221,018

Citrix Systems, Inc.
4.50%, 12/1/2027	200,000	216,850

Intuit, Inc.
1.35%, 7/15/2027	300,000	294,305

Microsoft Corp.
3.63%, 12/15/2023	375,000	396,418
2.70%, 2/12/2025	640,000	674,960
3.13%, 11/3/2025	500,000	536,700
2.40%, 8/8/2026	100,000	104,987
3.30%, 2/6/2027	615,000	672,069

Oracle Corp.
2.50%, 4/1/2025	500,000	518,716
1.65%, 3/25/2026	500,000	502,008
2.65%, 7/15/2026	400,000	415,998
2.80%, 4/1/2027	500,000	522,822
3.25%, 11/15/2027	800,000	855,643
2.30%, 3/25/2028	500,000	507,822
2.88%, 3/25/2031	300,000	307,620
		7,590,684

Specialty Retail – 2.5%

Advance Auto Parts, Inc.
1.75%, 10/1/2027	60,000	59,027

AutoZone, Inc.
3.25%, 4/15/2025	540,000	572,717
3.13%, 4/21/2026	125,000	133,126
3.75%, 6/1/2027	250,000	275,269

Best Buy Co., Inc.
4.45%, 10/1/2028	200,000	228,648

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	387

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Specialty Retail – (continued)

Home Depot, Inc. (The)
3.35%, 9/15/2025	$3,000	$3,233
3.00%, 4/1/2026	330,000	352,855
2.13%, 9/15/2026	500,000	517,516
2.50%, 4/15/2027	200,000	210,163
2.80%, 9/14/2027	450,000	478,830
0.90%, 3/15/2028	1,000,000	951,484
3.90%, 12/6/2028	60,000	68,291

Lowe’s Cos., Inc.
4.00%, 4/15/2025	100,000	108,934
3.38%, 9/15/2025	600,000	645,011
2.50%, 4/15/2026	300,000	313,802
3.10%, 5/3/2027	500,000	535,871
1.30%, 4/15/2028	250,000	240,825
3.65%, 4/5/2029	1,000,000	1,105,360
2.63%, 4/1/2031	200,000	204,740

O’Reilly Automotive, Inc.
3.55%, 3/15/2026	300,000	325,313
3.60%, 9/1/2027	200,000	219,735
4.35%, 6/1/2028	250,000	286,106
		7,836,856

Technology Hardware, Storage & Peripherals – 3.0%

Apple, Inc.
2.40%, 5/3/2023	2,300,000	2,365,685
3.45%, 5/6/2024	865,000	921,047
1.13%, 5/11/2025	500,000	500,066
3.20%, 5/13/2025	300,000	321,322
3.25%, 2/23/2026	518,000	558,931
3.35%, 2/9/2027	830,000	904,712
3.20%, 5/11/2027	625,000	678,687
2.90%, 9/12/2027	500,000	534,795
3.00%, 11/13/2027	1,500,000	1,614,805

HP, Inc.
1.45%, 6/17/2026(a)	500,000	492,901
3.00%, 6/17/2027	400,000	422,916

NetApp, Inc.
1.88%, 6/22/2025	200,000	203,530
		9,519,397

Textiles, Apparel & Luxury Goods – 0.2%

NIKE, Inc.
2.75%, 3/27/2027	360,000	382,850

Investments	Principal Amount	Value

Textiles, Apparel & Luxury Goods – (continued)

Tapestry, Inc.
4.13%, 7/15/2027	$250,000	$271,720
		654,570

Tobacco – 1.7%

Altria Group, Inc.
2.35%, 5/6/2025	360,000	371,309
4.40%, 2/14/2026	250,000	277,609
4.80%, 2/14/2029	500,000	570,236
3.40%, 5/6/2030	300,000	314,471

BAT Capital Corp.
3.56%, 8/15/2027	1,000,000	1,061,642
2.73%, 3/25/2031	400,000	391,108

Philip Morris International, Inc.
2.88%, 5/1/2024	500,000	523,684
1.50%, 5/1/2025	473,000	477,147
2.75%, 2/25/2026	500,000	525,959
0.88%, 5/1/2026	500,000	486,051

Reynolds American, Inc.
4.45%, 6/12/2025	200,000	218,293
		5,217,509

Trading Companies & Distributors – 0.5%

Air Lease Corp.
3.00%, 9/15/2023	205,000	212,189
2.30%, 2/1/2025	250,000	255,167

Aircastle Ltd.
4.40%, 9/25/2023	750,000	794,443
4.25%, 6/15/2026	200,000	217,052
		1,478,851

Water Utilities – 0.1%

American Water Capital Corp.
2.95%, 9/1/2027	200,000	212,644

Wireless Telecommunication Services – 0.1%

T-Mobile USA, Inc.
3.88%, 4/15/2030	400,000	437,870
Total Corporate Bonds (Cost $307,178,946)		308,335,995

Total Investments – 97.7% (Cost $307,178,946)		308,335,995

Other assets less liabilities – 2.3%		7,403,984
NET ASSETS – 100.0%		$315,739,979

See Accompanying Notes to the Financial Statements.

388	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(b)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(c)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2021.

Percentages shown are based on Net Assets.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,462,071
Aggregate gross unrealized depreciation	(2,587,249)
Net unrealized appreciation	$874,822
Federal income tax cost	$307,461,173

Security Type	% of Net Assets
Corporate Bonds	97.7%
Others(1)	2.3
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	389

Schedule of Investments

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

October 31, 2021

Investments	Principal Amount	Value

CORPORATE BONDS – 97.6%

Aerospace & Defense – 1.7%

Boeing Co. (The)
5.81%, 5/1/2050	$150,000	$205,795

L3Harris Technologies, Inc.
5.05%, 4/27/2045	220,000	292,946

Lockheed Martin Corp.
4.70%, 5/15/2046	100,000	132,400
4.09%, 9/15/2052	125,000	156,820

Northrop Grumman Corp.
5.25%, 5/1/2050	100,000	142,340

Precision Castparts Corp.
3.90%, 1/15/2043	100,000	115,450
		1,045,751

Auto Components – 0.3%

Aptiv plc
5.40%, 3/15/2049	50,000	70,082

Lear Corp.
5.25%, 5/15/2049	75,000	95,142
		165,224

Automobiles – 0.3%

General Motors Co.
6.25%, 10/2/2043	100,000	136,448
5.95%, 4/1/2049	50,000	67,985
		204,433

Banks – 8.2%

Bank of America Corp.
6.11%, 1/29/2037	250,000	338,228
7.75%, 5/14/2038	200,000	313,392
4.08%, 3/20/2051(a)	250,000	302,057

Citigroup, Inc.
3.88%, 1/24/2039(a)	100,000	114,234
5.88%, 1/30/2042	135,000	192,825
6.68%, 9/13/2043	150,000	229,124
4.75%, 5/18/2046	135,000	171,342
4.65%, 7/23/2048	195,000	256,236

Cooperatieve Rabobank UA
5.25%, 5/24/2041	100,000	138,647

Fifth Third Bancorp
8.25%, 3/1/2038	125,000	206,417

Investments	Principal Amount	Value

Banks – (continued)

HSBC Holdings plc
6.50%, 5/2/2036	$200,000	$273,001
6.80%, 6/1/2038	100,000	143,211
5.25%, 3/14/2044	200,000	258,692

JPMorgan Chase & Co.
6.40%, 5/15/2038	35,000	50,803
3.11%, 4/22/2041(a)	100,000	103,576
2.53%, 11/19/2041(a)	65,000	61,720
4.95%, 6/1/2045	50,000	65,789
3.11%, 4/22/2051(a)	125,000	129,404

Lloyds Banking Group plc
4.34%, 1/9/2048	200,000	240,590

Regions Financial Corp.
7.38%, 12/10/2037	100,000	151,294

Wells Fargo & Co.
3.07%, 4/30/2041(a)	200,000	205,298
5.38%, 11/2/2043	265,000	353,036
5.61%, 1/15/2044	100,000	136,792
4.90%, 11/17/2045	300,000	385,748
5.01%, 4/4/2051(a)	100,000	138,176
		4,959,632

Beverages – 1.8%

Anheuser-Busch Cos. LLC
4.90%, 2/1/2046	50,000	63,641

Anheuser-Busch InBev Worldwide, Inc.
4.60%, 4/15/2048	25,000	30,959
5.55%, 1/23/2049	50,000	70,156
4.50%, 6/1/2050	100,000	123,904
5.80%, 1/23/2059	100,000	148,043

Coca-Cola Co. (The)
3.00%, 3/5/2051	100,000	106,440

Coca-Cola Femsa SAB de CV
5.25%, 11/26/2043	150,000	199,357

Constellation Brands, Inc.
5.25%, 11/15/2048	75,000	100,645
3.75%, 5/1/2050	100,000	111,264

Keurig Dr Pepper, Inc.
5.09%, 5/25/2048	100,000	132,790
		1,087,199

See Accompanying Notes to the Financial Statements.

390	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Biotechnology – 3.9%

AbbVie, Inc.
4.70%, 5/14/2045	$100,000	$125,385
4.88%, 11/14/2048	100,000	131,299
4.25%, 11/21/2049	100,000	120,290

Amgen, Inc.
5.15%, 11/15/2041	228,000	294,278
4.40%, 5/1/2045	200,000	241,002
4.56%, 6/15/2048	100,000	124,956
3.38%, 2/21/2050	100,000	105,299
4.66%, 6/15/2051	250,000	322,572
2.77%, 9/1/2053	137,000	129,281

Gilead Sciences, Inc.
4.80%, 4/1/2044	150,000	189,706
4.75%, 3/1/2046	300,000	383,482
4.15%, 3/1/2047	100,000	119,059

Regeneron Pharmaceuticals, Inc.
2.80%, 9/15/2050	100,000	94,257
		2,380,866

Building Products – 0.7%

Johnson Controls International plc
5.13%, 9/14/2045	200,000	263,407
4.95%, 7/2/2064(b)	50,000	68,621

Masco Corp.
4.50%, 5/15/2047	50,000	60,915

Owens Corning
4.40%, 1/30/2048	50,000	59,488
		452,431

Capital Markets – 2.1%

Goldman Sachs Group, Inc. (The)
6.75%, 10/1/2037	100,000	142,422
4.02%, 10/31/2038(a)	130,000	148,900
4.75%, 10/21/2045	85,000	111,225

Jefferies Group LLC
6.50%, 1/20/2043	100,000	140,015

Legg Mason, Inc.
5.63%, 1/15/2044	75,000	104,190

Moody’s Corp.
5.25%, 7/15/2044	100,000	135,881
4.88%, 12/17/2048	50,000	67,176

Investments	Principal Amount	Value

Capital Markets – (continued)

Morgan Stanley
6.38%, 7/24/2042	$75,000	$114,317
4.30%, 1/27/2045	60,000	74,163

Nasdaq, Inc.
3.25%, 4/28/2050	100,000	102,457

Raymond James Financial, Inc.
4.95%, 7/15/2046	45,000	59,146

S&P Global, Inc.
2.30%, 8/15/2060	100,000	87,385
		1,287,277

Chemicals – 1.2%

Albemarle Corp.
5.45%, 12/1/2044	50,000	64,581

Dow Chemical Co. (The)
9.40%, 5/15/2039	58,000	104,352

FMC Corp.
4.50%, 10/1/2049	50,000	60,582

LyondellBasell Industries NV
4.63%, 2/26/2055	100,000	124,242

RPM International, Inc.
4.25%, 1/15/2048	50,000	57,233

Sherwin-Williams Co. (The)
4.50%, 6/1/2047	145,000	181,443
3.80%, 8/15/2049	100,000	114,818
3.30%, 5/15/2050	50,000	53,118
		760,369

Commercial Services & Supplies – 0.4%

Republic Services, Inc.
6.20%, 3/1/2040	150,000	215,497

Communications Equipment – 0.7%

Cisco Systems, Inc.
5.90%, 2/15/2039	185,000	267,962
5.50%, 1/15/2040	100,000	140,467
		408,429

Construction & Engineering – 0.2%

Valmont Industries, Inc.
5.00%, 10/1/2044	100,000	124,356

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	391

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Construction Materials – 0.1%

Martin Marietta Materials, Inc.
4.25%, 12/15/2047	$50,000	$59,576

Diversified Telecommunication Services – 4.7%

AT&T, Inc.
6.25%, 3/29/2041	50,000	69,540
4.50%, 3/9/2048	100,000	118,208
5.15%, 2/15/2050	100,000	128,597
3.65%, 6/1/2051	200,000	208,505
3.30%, 2/1/2052	50,000	49,092
3.55%, 9/15/2055	100,000	101,503
3.80%, 12/1/2057	482,000	507,293

Bell Canada
4.30%, 7/29/2049	25,000	30,774

Bell Canada (The)
4.46%, 4/1/2048	150,000	186,878

Telefonica Emisiones SA
5.52%, 3/1/2049	150,000	197,977

TELUS Corp.
4.30%, 6/15/2049	50,000	61,608

Verizon Communications, Inc.
4.27%, 1/15/2036	339,000	397,030
4.52%, 9/15/2048	100,000	126,882
4.00%, 3/22/2050	300,000	343,923
2.88%, 11/20/2050	100,000	95,322
3.55%, 3/22/2051	200,000	215,629
		2,838,761

Electric Utilities – 6.0%

AEP Texas, Inc.
3.80%, 10/1/2047	100,000	110,102
3.45%, 5/15/2051	250,000	265,303

American Electric Power Co., Inc.
3.25%, 3/1/2050	150,000	154,746

Appalachian Power Co.
7.00%, 4/1/2038	100,000	147,392

Duke Energy Corp.
3.75%, 9/1/2046	250,000	272,094

Emera US Finance LP
4.75%, 6/15/2046	150,000	179,815

Georgia Power Co.
Series 10-C, 4.75%, 9/1/2040	200,000	240,686
4.30%, 3/15/2042	100,000	115,330

Investments	Principal Amount	Value

Electric Utilities – (continued)
4.30%, 3/15/2043	$100,000	$115,779
Series B, 3.70%, 1/30/2050	100,000	108,883
Series A, 3.25%, 3/15/2051	150,000	153,554

International Transmission Co.
4.63%, 8/15/2043	100,000	125,230

Interstate Power and Light Co.
6.25%, 7/15/2039	150,000	213,662

MidAmerican Energy Co.
4.25%, 7/15/2049	100,000	125,743

Pacific Gas and Electric Co.
4.95%, 7/1/2050	50,000	55,356

PacifiCorp
6.25%, 10/15/2037	100,000	141,126

Southern California Edison Co.
4.50%, 9/1/2040	125,000	144,365
4.65%, 10/1/2043	100,000	118,788
4.00%, 4/1/2047	75,000	83,410

Southern Co. (The)
4.40%, 7/1/2046	150,000	178,822

Southwestern Electric Power Co.
Series L, 3.85%, 2/1/2048	200,000	223,780

Tampa Electric Co.
6.15%, 5/15/2037	100,000	139,679

Tucson Electric Power Co.
4.00%, 6/15/2050	100,000	119,497

Wisconsin Public Service Corp.
4.75%, 11/1/2044	100,000	128,359
		3,661,501

Electrical Equipment – 0.1%

Emerson Electric Co.
5.25%, 11/15/2039	50,000	66,633

Electronic Equipment, Instruments & Components – 0.8%

Corning, Inc.
4.75%, 3/15/2042	45,000	56,546
4.38%, 11/15/2057	125,000	152,862
5.45%, 11/15/2079	100,000	134,307

Tyco Electronics Group SA
7.13%, 10/1/2037	100,000	151,579
		495,294

See Accompanying Notes to the Financial Statements.

392	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Energy Equipment & Services – 0.2%

Halliburton Co.
7.45%, 9/15/2039	$50,000	$74,585
5.00%, 11/15/2045	50,000	61,986
		136,571

Entertainment – 0.3%

Activision Blizzard, Inc.
2.50%, 9/15/2050	130,000	116,679

Electronic Arts, Inc.
2.95%, 2/15/2051	50,000	48,777
		165,456

Equity Real Estate Investment Trusts (REITs) – 1.6%

Alexandria Real Estate Equities, Inc.
4.00%, 2/1/2050	100,000	118,012

American Tower Corp.
3.10%, 6/15/2050	150,000	148,823

Crown Castle International Corp.
4.15%, 7/1/2050	100,000	115,714
3.25%, 1/15/2051	100,000	100,621

Kimco Realty Corp.
3.70%, 10/1/2049	50,000	54,823

National Retail Properties, Inc.
3.50%, 4/15/2051	150,000	160,076

Regency Centers LP
4.40%, 2/1/2047	50,000	59,770

Ventas Realty LP
5.70%, 9/30/2043	50,000	67,117

Welltower, Inc.
4.95%, 9/1/2048	50,000	65,649

Weyerhaeuser Co.
7.38%, 3/15/2032	50,000	71,034
		961,639

Food Products – 0.6%

Campbell Soup Co.
3.13%, 4/24/2050	100,000	99,331

Mondelez International, Inc.
2.63%, 9/4/2050	150,000	141,426

Tyson Foods, Inc.
5.10%, 9/28/2048	100,000	135,770
		376,527

Investments	Principal Amount	Value

Gas Utilities – 0.5%

Atmos Energy Corp.
5.50%, 6/15/2041	$50,000	$67,435
4.13%, 10/15/2044	115,000	134,539
4.30%, 10/1/2048	100,000	122,310
		324,284

Health Care Equipment & Supplies – 0.4%

Becton Dickinson and Co.
3.79%, 5/20/2050	150,000	170,766

DH Europe Finance II Sarl
3.40%, 11/15/2049	50,000	55,984
		226,750

Health Care Providers & Services – 2.7%

AmerisourceBergen Corp.
4.30%, 12/15/2047	75,000	88,769

Cardinal Health, Inc.
4.37%, 6/15/2047	150,000	171,657

CVS Health Corp.
5.05%, 3/25/2048	150,000	197,371

HCA, Inc.
5.50%, 6/15/2047	100,000	132,033
5.25%, 6/15/2049	100,000	129,696

Humana, Inc.
8.15%, 6/15/2038	25,000	40,127
4.95%, 10/1/2044	115,000	149,094
3.95%, 8/15/2049	100,000	116,590

Laboratory Corp. of America Holdings
4.70%, 2/1/2045	100,000	123,508

UnitedHealth Group, Inc.
5.95%, 2/15/2041	100,000	145,357
3.70%, 8/15/2049	75,000	86,826
3.88%, 8/15/2059	100,000	120,433
3.13%, 5/15/2060	125,000	130,896
		1,632,357

Hotels, Restaurants & Leisure – 2.6%

McDonald’s Corp.
4.88%, 7/15/2040	50,000	63,464
4.88%, 12/9/2045	125,000	163,019
4.45%, 3/1/2047	200,000	249,482
4.45%, 9/1/2048	100,000	125,428
3.63%, 9/1/2049	250,000	279,373
4.20%, 4/1/2050	100,000	122,499

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	393

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Hotels, Restaurants & Leisure – (continued)

Starbucks Corp.
4.50%, 11/15/2048	$100,000	$126,042
4.45%, 8/15/2049	200,000	248,975
3.50%, 11/15/2050	200,000	216,928
		1,595,210

Household Durables – 0.2%

MDC Holdings, Inc.
3.97%, 8/6/2061	100,000	95,668

Household Products – 0.3%

Church & Dwight Co., Inc.
3.95%, 8/1/2047	50,000	59,502

Kimberly-Clark Corp.
5.30%, 3/1/2041	100,000	137,557
		197,059

Independent Power and Renewable Electricity Producers – 0.5%

Exelon Generation Co. LLC
5.75%, 10/1/2041	100,000	122,511
5.60%, 6/15/2042	100,000	121,205

Southern Power Co.
5.15%, 9/15/2041	50,000	61,317
		305,033

Industrial Conglomerates – 0.6%

3M Co.
5.70%, 3/15/2037	100,000	138,932

Honeywell International, Inc.
5.70%, 3/15/2036	100,000	136,259

Trane Technologies Luxembourg Finance SA
4.50%, 3/21/2049	50,000	63,024
		338,215

Insurance – 5.7%

Aflac, Inc.
6.45%, 8/15/2040	50,000	72,064
4.75%, 1/15/2049	50,000	66,566

Alleghany Corp.
4.90%, 9/15/2044	75,000	94,241

Allstate Corp. (The)
6.50%, 5/15/2057(a)	15,000	20,014

Investments	Principal Amount	Value

Insurance – (continued)

American International Group, Inc.
3.88%, 1/15/2035	$110,000	$123,008

Aon Corp.
6.25%, 9/30/2040	50,000	72,390

Aon plc
4.60%, 6/14/2044	55,000	68,302
4.75%, 5/15/2045	100,000	128,986

Arch Capital Group Ltd.
7.35%, 5/1/2034	200,000	293,803

Arthur J Gallagher & Co.
3.50%, 5/20/2051	50,000	54,456

Berkshire Hathaway Finance Corp.
5.75%, 1/15/2040	115,000	164,167
4.25%, 1/15/2049	150,000	186,728
2.85%, 10/15/2050	50,000	50,175

Brighthouse Financial, Inc.
4.70%, 6/22/2047	50,000	57,401

Everest Reinsurance Holdings, Inc.
3.50%, 10/15/2050	100,000	106,584

Hartford Financial Services Group, Inc. (The)
3.60%, 8/19/2049	100,000	111,039
2.90%, 9/15/2051	200,000	198,666

Markel Corp.
5.00%, 4/5/2046	100,000	130,109
4.15%, 9/17/2050	125,000	147,445
3.45%, 5/7/2052	200,000	212,034

Marsh & McLennan Cos., Inc.
4.75%, 3/15/2039	100,000	126,688
4.90%, 3/15/2049	100,000	136,470

MetLife, Inc.
4.13%, 8/13/2042	150,000	178,521

Progressive Corp. (The)
4.13%, 4/15/2047	100,000	122,851

Prudential Financial, Inc.
3.70%, 3/13/2051	50,000	57,965

Selective Insurance Group, Inc.
5.38%, 3/1/2049	25,000	33,359

Unum Group
4.13%, 6/15/2051	30,000	31,015

W R Berkley Corp.
6.25%, 2/15/2037	100,000	133,175
4.75%, 8/1/2044	100,000	126,342

Willis North America, Inc.
5.05%, 9/15/2048	100,000	131,182

See Accompanying Notes to the Financial Statements.

394	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Insurance – (continued)
3.88%, 9/15/2049	$50,000	$55,547
		3,491,293

Interactive Media & Services – 0.1%

Alphabet, Inc.
2.25%, 8/15/2060	75,000	67,360

Internet & Direct Marketing Retail – 2.0%

Alibaba Group Holding Ltd.
4.00%, 12/6/2037	200,000	217,037
2.70%, 2/9/2041	200,000	182,957
4.20%, 12/6/2047	225,000	253,075
3.15%, 2/9/2051	200,000	190,669
4.40%, 12/6/2057	50,000	57,701

Amazon.com, Inc.
4.25%, 8/22/2057	165,000	216,442
2.70%, 6/3/2060	100,000	96,369
		1,214,250

IT Services – 1.2%

Fiserv, Inc.
4.40%, 7/1/2049	30,000	36,235

Global Payments, Inc.
4.15%, 8/15/2049	100,000	113,326

International Business Machines Corp.
4.25%, 5/15/2049	100,000	122,911

Mastercard, Inc.
3.65%, 6/1/2049	100,000	117,185

Visa, Inc.
4.30%, 12/14/2045	170,000	217,872

Western Union Co. (The)
6.20%, 6/21/2040	100,000	127,330
		734,859

Leisure Products – 0.1%

Hasbro, Inc.
6.35%, 3/15/2040	50,000	68,849

Machinery – 0.8%

Dover Corp.
5.38%, 3/1/2041	100,000	130,218

Investments	Principal Amount	Value

Machinery – (continued)

Fortive Corp.
4.30%, 6/15/2046	$25,000	$30,147

Illinois Tool Works, Inc.
3.90%, 9/1/2042	25,000	29,279

Otis Worldwide Corp.
3.11%, 2/15/2040	50,000	51,457
3.36%, 2/15/2050	100,000	107,022

Parker-Hannifin Corp.
4.00%, 6/14/2049	100,000	117,349
		465,472

Media – 3.8%

Charter Communications Operating LLC
3.50%, 6/1/2041	250,000	245,387
6.48%, 10/23/2045	100,000	138,033
5.75%, 4/1/2048	400,000	511,565
3.70%, 4/1/2051	250,000	245,584

Comcast Corp.
2.94%, 11/1/2056(c)	135,000	130,238
2.99%, 11/1/2063(c)	100,000	95,736

Fox Corp.
5.48%, 1/25/2039	100,000	129,295
5.58%, 1/25/2049	150,000	205,825

Interpublic Group of Cos., Inc. (The)
5.40%, 10/1/2048	50,000	69,420

Time Warner Cable LLC
7.30%, 7/1/2038	200,000	287,856
6.75%, 6/15/2039	100,000	136,934
5.88%, 11/15/2040	100,000	126,002
		2,321,875

Metals & Mining – 4.3%

ArcelorMittal SA
6.75%, 3/1/2041(b)	100,000	137,979

Barrick Gold Corp.
5.25%, 4/1/2042	100,000	130,701

Barrick North America Finance LLC
5.70%, 5/30/2041	50,000	68,283

Barrick PD Australia Finance Pty. Ltd.
5.95%, 10/15/2039	80,000	110,143

BHP Billiton Finance USA Ltd.
4.13%, 2/24/2042	50,000	59,342
5.00%, 9/30/2043	245,000	325,691

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	395

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Metals & Mining – (continued)

Newmont Corp.
5.88%, 4/1/2035	$200,000	$263,964
4.88%, 3/15/2042	100,000	126,255

Rio Tinto Finance USA Ltd.
5.20%, 11/2/2040	75,000	101,127

Southern Copper Corp.
7.50%, 7/27/2035	200,000	285,759
6.75%, 4/16/2040	50,000	69,507
5.88%, 4/23/2045	250,000	339,702

Vale Overseas Ltd.
6.88%, 11/21/2036	150,000	196,324
6.88%, 11/10/2039	200,000	263,851

Vale SA
5.63%, 9/11/2042	100,000	119,417
		2,598,045

Multiline Retail – 0.1%

Dollar General Corp.
4.13%, 4/3/2050	50,000	59,336

Multi-Utilities – 2.5%

Ameren Illinois Co.
4.80%, 12/15/2043	100,000	128,603

Berkshire Hathaway Energy Co.
6.13%, 4/1/2036	200,000	275,473
4.45%, 1/15/2049	100,000	126,489
4.25%, 10/15/2050	150,000	186,719
2.85%, 5/15/2051	200,000	195,658

CMS Energy Corp.
4.88%, 3/1/2044	100,000	128,211

Consolidated Edison Co. of New York, Inc.
4.50%, 5/15/2058	130,000	162,172

Sempra Energy
4.00%, 2/1/2048	100,000	112,976

Southern Co. Gas Capital Corp.
3.95%, 10/1/2046	84,000	95,299
4.40%, 5/30/2047	100,000	119,416
		1,531,016

Oil, Gas & Consumable Fuels – 11.5%

Canadian Natural Resources Ltd.
6.50%, 2/15/2037	100,000	134,378

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)
6.25%, 3/15/2038	$100,000	$133,712

Columbia Pipeline Group, Inc.
5.80%, 6/1/2045	50,000	68,345

Enable Midstream Partners LP
5.00%, 5/15/2044(b)	50,000	54,220

Enbridge Energy Partners LP
5.50%, 9/15/2040	150,000	192,948

Enbridge, Inc.
5.50%, 12/1/2046	25,000	34,122
4.00%, 11/15/2049	150,000	171,857
3.40%, 8/1/2051	100,000	102,913

Energy Transfer LP
5.80%, 6/15/2038	100,000	122,318
6.50%, 2/1/2042	200,000	260,641
6.13%, 12/15/2045	100,000	128,258
6.25%, 4/15/2049	200,000	265,782

Enterprise Products Operating LLC
5.95%, 2/1/2041	180,000	244,538
4.45%, 2/15/2043	300,000	344,129
4.85%, 3/15/2044	230,000	278,685
4.25%, 2/15/2048	85,000	97,274
3.95%, 1/31/2060	150,000	164,434

Exxon Mobil Corp.
4.33%, 3/19/2050	50,000	63,090
3.45%, 4/15/2051	100,000	110,911

Hess Corp.
6.00%, 1/15/2040	50,000	65,087
5.80%, 4/1/2047	100,000	133,631

Kinder Morgan Energy Partners LP
6.95%, 1/15/2038	100,000	141,033
6.38%, 3/1/2041	100,000	136,497

Kinder Morgan, Inc.
5.55%, 6/1/2045	125,000	160,842
5.20%, 3/1/2048	100,000	125,189
3.60%, 2/15/2051	100,000	101,892

Magellan Midstream Partners LP
5.15%, 10/15/2043	15,000	18,351
4.20%, 10/3/2047	145,000	162,224
4.85%, 2/1/2049	100,000	122,269
3.95%, 3/1/2050	100,000	107,825

Marathon Oil Corp.
5.20%, 6/1/2045	100,000	122,824

Marathon Petroleum Corp.
6.50%, 3/1/2041	150,000	207,663
4.50%, 4/1/2048	100,000	116,838

See Accompanying Notes to the Financial Statements.

396	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

MPLX LP
4.70%, 4/15/2048	$200,000	$234,325
5.50%, 2/15/2049	150,000	193,641
4.90%, 4/15/2058	150,000	178,523

ONEOK Partners LP
6.85%, 10/15/2037	200,000	272,571
6.13%, 2/1/2041	100,000	129,280

ONEOK, Inc.
4.95%, 7/13/2047	150,000	178,676
7.15%, 1/15/2051	100,000	149,545

Phillips 66 Partners LP
4.90%, 10/1/2046	75,000	94,807

Plains All American Pipeline LP
5.15%, 6/1/2042	185,000	208,564
4.70%, 6/15/2044	100,000	108,410

Spectra Energy Partners LP
5.95%, 9/25/2043	100,000	138,338

TransCanada PipeLines Ltd.
7.63%, 1/15/2039	150,000	232,343
5.10%, 3/15/2049	100,000	132,538

Williams Cos., Inc. (The)
5.40%, 3/4/2044	50,000	63,102
		7,009,383

Pharmaceuticals – 1.6%

Johnson & Johnson
5.85%, 7/15/2038	150,000	219,623
3.70%, 3/1/2046	55,000	66,033

Pfizer, Inc.
7.20%, 3/15/2039	100,000	161,565

Royalty Pharma plc
3.55%, 9/2/2050	50,000	49,702
3.35%, 9/2/2051	100,000	95,955

Zoetis, Inc.
4.45%, 8/20/2048	200,000	256,294
3.00%, 5/15/2050	100,000	104,979
		954,151

Professional Services – 0.2%

Equifax, Inc.
7.00%, 7/1/2037	50,000	71,033

Investments	Principal Amount	Value

Professional Services – (continued)

Verisk Analytics, Inc.
3.63%, 5/15/2050	$50,000	$54,817
		125,850

Road & Rail – 2.9%

Burlington Northern Santa Fe LLC
4.90%, 4/1/2044	300,000	395,250
3.90%, 8/1/2046	300,000	357,107

Canadian Pacific Railway Co.
6.13%, 9/15/2115	100,000	155,385

CSX Corp.
4.50%, 8/1/2054	50,000	64,567

Kansas City Southern
4.30%, 5/15/2043	100,000	118,087
4.20%, 11/15/2069	50,000	59,696

Norfolk Southern Corp.
5.10%, 8/1/2118	50,000	68,278

Union Pacific Corp.
3.80%, 10/1/2051	100,000	118,745
3.84%, 3/20/2060	75,000	88,765
4.10%, 9/15/2067	200,000	246,270
3.75%, 2/5/2070	100,000	116,244
		1,788,394

Semiconductors & Semiconductor Equipment – 2.8%

Broadcom, Inc.
3.47%, 4/15/2034(c)	500,000	516,843
3.14%, 11/15/2035(c)	200,000	197,303
3.50%, 2/15/2041(c)	400,000	398,082
3.75%, 2/15/2051(c)	100,000	103,237

Intel Corp.
4.75%, 3/25/2050	150,000	199,088
4.95%, 3/25/2060	50,000	70,650

Micron Technology, Inc.
3.37%, 11/1/2041	100,000	100,098

Texas Instruments, Inc.
4.15%, 5/15/2048	100,000	126,937
		1,712,238

Software – 2.5%

Microsoft Corp.
2.92%, 3/17/2052	100,000	105,995
2.68%, 6/1/2060	56,000	55,746
3.04%, 3/17/2062	269,000	289,636

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	397

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Software – (continued)

Oracle Corp.
6.13%, 7/8/2039	$105,000	$142,988
3.65%, 3/25/2041	200,000	209,599
4.13%, 5/15/2045	225,000	247,161
3.60%, 4/1/2050	200,000	204,261
4.38%, 5/15/2055	115,000	131,620
3.85%, 4/1/2060	125,000	130,593
		1,517,599

Specialty Retail – 3.6%

Home Depot, Inc. (The)
5.88%, 12/16/2036	200,000	282,250
5.95%, 4/1/2041	100,000	144,683
4.88%, 2/15/2044	75,000	98,981
4.50%, 12/6/2048	300,000	393,164
2.75%, 9/15/2051	250,000	251,048

Lowe’s Cos., Inc.
5.00%, 4/15/2040	200,000	254,497
2.80%, 9/15/2041	200,000	196,795
4.05%, 5/3/2047	200,000	233,518
4.55%, 4/5/2049	150,000	190,295
5.13%, 4/15/2050	100,000	138,228
		2,183,459

Technology Hardware, Storage & Peripherals – 2.5%

Apple, Inc.
4.38%, 5/13/2045	100,000	127,983
4.65%, 2/23/2046	190,000	251,162
2.95%, 9/11/2049	100,000	103,728
2.65%, 2/8/2051	100,000	98,823
2.55%, 8/20/2060	100,000	93,902
2.80%, 2/8/2061	100,000	98,969

Dell International LLC
8.35%, 7/15/2046	250,000	415,735

Hewlett Packard Enterprise Co.
6.35%, 10/15/2045(b)	150,000	205,902

HP, Inc.
6.00%, 9/15/2041	100,000	132,217
		1,528,421

Tobacco – 4.7%

Altria Group, Inc.
5.80%, 2/14/2039	300,000	366,725

Investments	Principal Amount	Value

Tobacco – (continued)
4.25%, 8/9/2042	$140,000	$144,228
4.50%, 5/2/2043	100,000	106,985
5.38%, 1/31/2044	125,000	146,625
5.95%, 2/14/2049	250,000	319,302
3.70%, 2/4/2051	100,000	95,182

BAT Capital Corp.
4.39%, 8/15/2037	150,000	160,353
3.73%, 9/25/2040	100,000	97,212
4.54%, 8/15/2047	100,000	104,850
4.76%, 9/6/2049	100,000	108,500

Philip Morris International, Inc.
6.38%, 5/16/2038	50,000	70,562
4.13%, 3/4/2043	330,000	369,324
4.25%, 11/10/2044	350,000	402,711

Reynolds American, Inc.
6.15%, 9/15/2043	100,000	125,207
5.85%, 8/15/2045	175,000	214,296
		2,832,062

Trading Companies & Distributors – 0.2%

WW Grainger, Inc.
4.60%, 6/15/2045	100,000	131,242

Water Utilities – 0.5%

American Water Capital Corp.
3.45%, 5/1/2050	200,000	217,959
3.25%, 6/1/2051	100,000	105,692
		323,651

Wireless Telecommunication Services – 0.3%

Rogers Communications, Inc.
4.35%, 5/1/2049	100,000	114,496
3.70%, 11/15/2049	50,000	51,913
		166,409
Total Corporate Bonds (Cost $57,536,998)		59,393,212

Total Investments – 97.6% (Cost $57,536,998)		59,393,212

Other assets less liabilities – 2.4%		1,461,365
NET ASSETS – 100.0%		$60,854,577

See Accompanying Notes to the Financial Statements.

398	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

(a)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(b)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2021.

(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

Percentages shown are based on Net Assets.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,227,888
Aggregate gross unrealized depreciation	(389,622)
Net unrealized appreciation	$1,838,266
Federal income tax cost	$57,554,946

Security Type	% of Net Assets
Corporate Bonds	97.6%
Others(1)	2.4
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	399

Schedule of Investments

FlexShares® High Yield Value-Scored Bond Index Fund

October 31, 2021

Investments	Principal Amount	Value

CORPORATE BONDS – 98.6%

Aerospace & Defense – 2.5%

Bombardier, Inc.
7.13%, 6/15/2026(a)	$1,645,000	$1,727,168
6.00%, 2/15/2028(a)	1,125,000	1,136,250

BWX Technologies, Inc.
4.13%, 6/30/2028(a)	200,000	202,759
4.13%, 4/15/2029(a)	250,000	254,020

F-Brasile SpA
Series NR, 7.38%, 8/15/2026(a)	320,000	325,552
Series XR, 7.38%, 8/15/2026(a)	175,000	178,036

Howmet Aerospace, Inc.
5.95%, 2/1/2037	50,000	60,239

Maxar Technologies, Inc.
7.54%, 12/31/2027(a)	85,000	90,515

Spirit AeroSystems, Inc.
7.50%, 4/15/2025(a)	675,000	713,475

TransDigm UK Holdings plc
6.88%, 5/15/2026	305,000	321,614

TransDigm, Inc.
8.00%, 12/15/2025(a)	745,000	793,425
6.25%, 3/15/2026(a)	3,020,000	3,159,675
6.38%, 6/15/2026	1,060,000	1,097,100
7.50%, 3/15/2027	195,000	204,750
5.50%, 11/15/2027	2,830,000	2,900,750
4.63%, 1/15/2029	645,000	641,775

Triumph Group, Inc.
8.88%, 6/1/2024(a)	408,000	449,926
		14,257,029

Air Freight & Logistics – 0.2%

Cargo Aircraft Management, Inc.
4.75%, 2/1/2028(a)	100,000	102,383

Western Global Airlines LLC
10.38%, 8/15/2025(a)	865,000	962,957
		1,065,340

Airlines – 0.8%

American Airlines, Inc.
11.75%, 7/15/2025(a)	2,595,000	3,217,800
5.50%, 4/20/2026(a)	1,110,000	1,165,474
		4,383,274

Investments	Principal Amount	Value

Auto Components – 1.5%

Allison Transmission, Inc.
5.88%, 6/1/2029(a)	$295,000	$317,863
3.75%, 1/30/2031(a)	285,000	274,325

American Axle & Manufacturing, Inc.
6.88%, 7/1/2028	160,000	170,136
5.00%, 10/1/2029	200,000	191,479

Clarios Global LP
6.75%, 5/15/2025(a)	605,000	638,196
6.25%, 5/15/2026(a)	466,000	488,135
8.50%, 5/15/2027(a)	1,760,000	1,871,795

Cooper-Standard Automotive, Inc.
13.00%, 6/1/2024(a)	90,000	97,793

Dana Financing Luxembourg Sarl
5.75%, 4/15/2025(a)	100,000	103,125

Dealer Tire LLC
8.00%, 2/1/2028(a)	855,000	890,581

Icahn Enterprises LP
5.25%, 5/15/2027	1,305,000	1,358,831
4.38%, 2/1/2029	95,000	95,119

IHO Verwaltungs GmbH
6.00%, 5/15/2027(a)(b)	215,000	223,331
6.38%, 5/15/2029(a)(b)	400,000	433,000

Patrick Industries, Inc.
7.50%, 10/15/2027(a)	180,000	193,050
4.75%, 5/1/2029(a)	100,000	99,375

Real Hero Merger Sub 2, Inc.
6.25%, 2/1/2029(a)	840,000	864,150

Wheel Pros, Inc.
6.50%, 5/15/2029(a)	580,000	565,752
		8,876,036

Automobiles – 1.6%

Ford Motor Co.
6.63%, 10/1/2028	330,000	396,281
6.38%, 2/1/2029	150,000	175,883
9.63%, 4/22/2030	750,000	1,081,410
7.45%, 7/16/2031	1,482,000	1,963,650
8.90%, 1/15/2032	95,000	128,873
4.75%, 1/15/2043	1,031,000	1,126,244
7.40%, 11/1/2046	700,000	960,004
5.29%, 12/8/2046	400,000	460,522
9.98%, 2/15/2047	295,000	476,642

See Accompanying Notes to the Financial Statements.

400	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Automobiles – (continued)

Mclaren Finance plc
7.50%, 8/1/2026(a)	$1,060,000	$1,062,385

PM General Purchaser LLC
9.50%, 10/1/2028(a)	1,125,000	1,174,747

Winnebago Industries, Inc.
6.25%, 7/15/2028(a)	100,000	107,875
		9,114,516

Banks – 0.9%

Intesa Sanpaolo SpA
4.20%, 6/1/2032(a)	85,000	85,815
4.95%, 6/1/2042(a)	200,000	206,531

UniCredit SpA
5.86%, 6/19/2032(a)(c)	450,000	497,074
7.30%, 4/2/2034(a)(c)	1,310,000	1,581,256
5.46%, 6/30/2035(a)(c)	2,460,000	2,694,377
		5,065,053

Beverages – 0.4%

Primo Water Holdings, Inc.
4.38%, 4/30/2029(a)	1,030,000	1,022,092

Triton Water Holdings, Inc.
6.25%, 4/1/2029(a)	1,240,000	1,237,495
		2,259,587

Biotechnology – 0.1%

Emergent BioSolutions, Inc.
3.88%, 8/15/2028(a)	100,000	96,125

Horizon Therapeutics USA, Inc.
5.50%, 8/1/2027(a)	220,000	232,100
		328,225

Building Products – 1.1%

Advanced Drainage Systems, Inc.
5.00%, 9/30/2027(a)	140,000	145,775

Associated Materials LLC
9.00%, 9/1/2025(a)	100,000	106,411

Builders FirstSource, Inc.
6.75%, 6/1/2027(a)	325,000	342,875
4.25%, 2/1/2032(a)	125,000	126,172

Cornerstone Building Brands, Inc.
6.13%, 1/15/2029(a)	190,000	197,363

Investments	Principal Amount	Value

Building Products – (continued)

CP Atlas Buyer, Inc.
7.00%, 12/1/2028(a)	$1,064,000	$1,031,170

Griffon Corp.
5.75%, 3/1/2028	670,000	700,988

New Enterprise Stone & Lime Co., Inc.
9.75%, 7/15/2028(a)	415,000	445,803

SRM Escrow Issuer LLC
6.00%, 11/1/2028(a)	1,385,000	1,442,131

Standard Industries, Inc.
4.38%, 7/15/2030(a)	405,000	405,506
3.38%, 1/15/2031(a)	420,000	390,027

Victors Merger Corp.
6.38%, 5/15/2029(a)	785,000	739,238
		6,073,459

Capital Markets – 0.6%

Advisor Group Holdings, Inc.
10.75%, 8/1/2027(a)	330,000	367,645

AG Issuer LLC
6.25%, 3/1/2028(a)	550,000	574,062

Aretec Escrow Issuer, Inc.
7.50%, 4/1/2029(a)	710,000	737,946

Coinbase Global, Inc.
3.38%, 10/1/2028(a)	125,000	120,781
3.63%, 10/1/2031(a)	125,000	119,219

Compass Group Diversified Holdings LLC
5.25%, 4/15/2029(a)	100,000	104,125

FS Energy & Power Fund
7.50%, 8/15/2023(a)	185,000	192,651

Hightower Holding LLC
6.75%, 4/15/2029(a)	410,000	419,038

LPL Holdings, Inc.
4.63%, 11/15/2027(a)	80,000	82,500
4.38%, 5/15/2031(a)	200,000	205,005

Nomura Holdings, Inc.
2.65%, 1/16/2025	465,000	481,532

StoneX Group, Inc.
8.63%, 6/15/2025(a)	140,000	148,925
		3,553,429

Chemicals – 3.7%

Ashland LLC
6.88%, 5/15/2043	45,000	58,568

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	401

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Chemicals – (continued)

Axalta Coating Systems LLC
4.75%, 6/15/2027(a)	$185,000	$190,550
3.38%, 2/15/2029(a)	150,000	143,221

Chemours Co. (The)
5.75%, 11/15/2028(a)	760,000	781,850
4.63%, 11/15/2029(a)	1,150,000	1,108,313

Cornerstone Chemical Co.
6.75%, 8/15/2024(a)	485,000	437,657

CVR Partners LP
6.13%, 6/15/2028(a)	930,000	963,713

FXI Holdings, Inc.
12.25%, 11/15/2026(a)	702,000	782,102

Gates Global LLC
6.25%, 1/15/2026(a)	510,000	527,850

GCP Applied Technologies, Inc.
5.50%, 4/15/2026(a)	230,000	235,807

Herens Holdco Sarl
4.75%, 5/15/2028(a)	590,000	586,047

Hexion, Inc.
7.88%, 7/15/2027(a)	165,000	175,106

Illuminate Buyer LLC
9.00%, 7/1/2028(a)	305,000	329,850

Ingevity Corp.
4.50%, 2/1/2026(a)	150,000	151,687

LSB Industries, Inc.
6.25%, 10/15/2028(a)	680,000	687,650

LSF11 A5 HoldCo LLC
6.63%, 10/15/2029(a)	620,000	621,370

Minerals Technologies, Inc.
5.00%, 7/1/2028(a)	230,000	237,181

NOVA Chemicals Corp.
4.25%, 5/15/2029(a)	400,000	395,300

Olympus Water US Holding Corp.
6.25%, 10/1/2029(a)	700,000	699,241

Polar US Borrower LLC
6.75%, 5/15/2026(a)	450,000	448,828

Rain CII Carbon LLC
7.25%, 4/1/2025(a)	460,000	470,350

SCIH Salt Holdings, Inc.
4.88%, 5/1/2028(a)	2,000,000	1,957,500
6.63%, 5/1/2029(a)	1,200,000	1,131,432

Investments	Principal Amount	Value

Chemicals – (continued)

TPC Group, Inc.
10.50%, 8/1/2024(a)	$1,715,000	$1,563,351

Trinseo Materials Operating SCA
5.38%, 9/1/2025(a)	745,000	760,928
5.13%, 4/1/2029(a)	920,000	923,726

Tronox, Inc.
6.50%, 5/1/2025(a)	100,000	105,250
4.63%, 3/15/2029(a)	400,000	392,632

Unifrax Escrow Issuer Corp.
5.25%, 9/30/2028(a)	1,385,000	1,383,269
7.50%, 9/30/2029(a)	695,000	691,778

Valvoline, Inc.
4.25%, 2/15/2030(a)	100,000	102,233

Venator Finance Sarl
9.50%, 7/1/2025(a)	150,000	165,187

WR Grace Holdings LLC
5.63%, 8/15/2029(a)	2,030,000	2,052,838
		21,262,365

Commercial Services & Supplies – 5.8%

ADT Security Corp. (The)
4.13%, 8/1/2029(a)	255,000	251,654

Allied Universal Holdco LLC
4.63%, 6/1/2028(a)	2,865,000	2,844,273
6.00%, 6/1/2029(a)	1,530,000	1,510,148

APi Group DE, Inc.
4.13%, 7/15/2029(a)	375,000	373,594

Aptim Corp.
7.75%, 6/15/2025(a)	885,000	722,381

APX Group, Inc.
6.75%, 2/15/2027(a)	540,000	570,375
5.75%, 7/15/2029(a)	1,225,000	1,215,812

Aramark Services, Inc.
6.38%, 5/1/2025(a)	890,000	937,740
5.00%, 2/1/2028(a)	468,000	479,115

Cimpress plc
7.00%, 6/15/2026(a)	550,000	572,000

CoreCivic, Inc.
4.63%, 5/1/2023	275,000	280,156
8.25%, 4/15/2026	960,000	982,848
4.75%, 10/15/2027	780,000	719,102

Covanta Holding Corp.
5.88%, 7/1/2025	110,000	113,506
6.00%, 1/1/2027	100,000	103,500
5.00%, 9/1/2030	100,000	99,625

See Accompanying Notes to the Financial Statements.

402	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Commercial Services & Supplies – (continued)

Deluxe Corp.
8.00%, 6/1/2029(a)	$860,000	$906,591

Garda World Security Corp.
4.63%, 2/15/2027(a)	380,000	376,690
9.50%, 11/1/2027(a)	600,000	648,750
6.00%, 6/1/2029(a)	915,000	895,849

GFL Environmental, Inc.
5.13%, 12/15/2026(a)	135,000	141,244
4.00%, 8/1/2028(a)	150,000	146,437
4.75%, 6/15/2029(a)	160,000	161,600

Harsco Corp.
5.75%, 7/31/2027(a)	330,000	343,551

IAA, Inc.
5.50%, 6/15/2027(a)	100,000	104,000

Interface, Inc.
5.50%, 12/1/2028(a)	100,000	103,877

Intrado Corp.
8.50%, 10/15/2025(a)	1,095,000	1,080,415

KAR Auction Services, Inc.
5.13%, 6/1/2025(a)	805,000	808,019

Legends Hospitality Holding Co. LLC
5.00%, 2/1/2026(a)	260,000	264,225

Madison IAQ LLC
4.13%, 6/30/2028(a)	285,000	283,880
5.88%, 6/30/2029(a)	1,795,000	1,783,781

Nielsen Co. Luxembourg SARL (The)
5.00%, 2/1/2025(a)	180,000	183,375

Nielsen Finance LLC
5.63%, 10/1/2028(a)	1,435,000	1,493,814
4.50%, 7/15/2029(a)	920,000	900,680
5.88%, 10/1/2030(a)	1,145,000	1,200,017
4.75%, 7/15/2031(a)	1,520,000	1,483,292

Pitney Bowes, Inc.
6.88%, 3/15/2027(a)	275,000	284,969
7.25%, 3/15/2029(a)	340,000	351,718

Prime Security Services Borrower LLC
3.38%, 8/31/2027(a)	1,240,000	1,189,340
6.25%, 1/15/2028(a)	2,205,000	2,262,881

Stericycle, Inc.
5.38%, 7/15/2024(a)	610,000	629,368
3.88%, 1/15/2029(a)	45,000	44,381

Investments	Principal Amount	Value

Commercial Services & Supplies – (continued)

Vericast Corp.
11.00%, 9/15/2026(a)	$2,280,000	$2,391,150

WASH Multifamily Acquisition, Inc.
5.75%, 4/15/2026(a)	745,000	771,075

Waste Pro USA, Inc.
5.50%, 2/15/2026(a)	360,000	356,400
		33,367,198

Communications Equipment – 0.2%

Avaya, Inc.
6.13%, 9/15/2028(a)	660,000	687,423

Viasat, Inc.
5.63%, 4/15/2027(a)	320,000	333,200
6.50%, 7/15/2028(a)	230,000	241,787
		1,262,410

Construction & Engineering – 1.1%

Arcosa, Inc.
4.38%, 4/15/2029(a)	100,000	101,625

Artera Services LLC
9.03%, 12/4/2025(a)	930,000	994,165

Brand Industrial Services, Inc.
8.50%, 7/15/2025(a)	1,770,000	1,761,460

Brundage-Bone Concrete Pumping Holdings, Inc.
6.00%, 2/1/2026(a)	280,000	293,510

Global Infrastructure Solutions, Inc.
5.63%, 6/1/2029(a)	730,000	749,374

Great Lakes Dredge & Dock Corp.
5.25%, 6/1/2029(a)	640,000	651,853

IEA Energy Services LLC
6.63%, 8/15/2029(a)	475,000	468,637

Pike Corp.
5.50%, 9/1/2028(a)	750,000	764,063

VM Consolidated, Inc.
5.50%, 4/15/2029(a)	620,000	629,300

Weekley Homes LLC
4.88%, 9/15/2028(a)	120,000	124,568
		6,538,555

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	403

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Consumer Finance – 1.9%

Cobra AcquisitionCo LLC
6.38%, 11/1/2029(a)	$710,000	$702,836

Credit Acceptance Corp.
5.13%, 12/31/2024(a)	690,000	706,388

Curo Group Holdings Corp.
7.50%, 8/1/2028(a)	1,350,000	1,374,138

Enova International, Inc.
8.50%, 9/1/2024(a)	130,000	132,394

FirstCash, Inc.
4.63%, 9/1/2028(a)	602,000	621,565

Ford Motor Credit Co. LLC
4.13%, 8/17/2027	760,000	807,500
3.82%, 11/2/2027	400,000	415,536
2.90%, 2/16/2028	900,000	893,277
5.11%, 5/3/2029	952,000	1,059,100
4.00%, 11/13/2030	1,040,000	1,086,800
3.63%, 6/17/2031	610,000	617,625

goeasy Ltd.
5.38%, 12/1/2024(a)	405,000	416,137
4.38%, 5/1/2026(a)	175,000	178,720

LFS Topco LLC
5.88%, 10/15/2026(a)	125,000	128,750

OneMain Finance Corp.
5.38%, 11/15/2029	285,000	304,594

PRA Group, Inc.
7.38%, 9/1/2025(a)	100,000	106,750
5.00%, 10/1/2029(a)	435,000	430,406

World Acceptance Corp.
7.00%, 11/1/2026(a)	860,000	848,536
		10,831,052

Containers & Packaging – 1.0%

Ardagh Metal Packaging Finance USA LLC
4.00%, 9/1/2029(a)	200,000	199,130

Ball Corp.
2.88%, 8/15/2030	210,000	202,125
3.13%, 9/15/2031	105,000	102,244

Berry Global, Inc.
4.50%, 2/15/2026(a)	90,000	91,462
5.63%, 7/15/2027(a)	200,000	209,722

Cascades, Inc.
5.38%, 1/15/2028(a)	250,000	261,875

Investments	Principal Amount	Value

Containers & Packaging – (continued)

Graphic Packaging International LLC
3.50%, 3/1/2029(a)	$250,000	$247,812

Greif, Inc.
6.50%, 3/1/2027(a)	280,000	291,550

Intelligent Packaging Ltd. Finco, Inc.
6.00%, 9/15/2028(a)	495,000	509,850

Mauser Packaging Solutions Holding Co.
7.25%, 4/15/2025(a)	2,370,000	2,298,260

Owens-Brockway Glass Container, Inc.
6.63%, 5/13/2027(a)	260,000	278,200

Pactiv Evergreen Group Issuer LLC
4.38%, 10/15/2028(a)	115,000	113,563

Pactiv Evergreen Group Issuer, Inc.
4.00%, 10/15/2027(a)	290,000	284,128

Pactiv LLC
7.95%, 12/15/2025	160,000	178,600

Trivium Packaging Finance BV
8.50%, 8/15/2027(a)(d)	400,000	422,422
		5,690,943

Distributors – 0.7%

BCPE Empire Holdings, Inc.
7.63%, 5/1/2027(a)	1,150,000	1,140,392

Wolverine Escrow LLC
8.50%, 11/15/2024(a)	1,410,000	1,310,116
9.00%, 11/15/2026(a)	1,480,000	1,362,769
13.13%, 11/15/2027(a)	745,000	495,425
		4,308,702

Diversified Consumer Services – 0.9%

Adtalem Global Education, Inc.
5.50%, 3/1/2028(a)	1,480,000	1,496,650

Carriage Services, Inc.
4.25%, 5/15/2029(a)	620,000	621,860

Graham Holdings Co.
5.75%, 6/1/2026(a)	140,000	146,013

Metis Merger Sub LLC
6.50%, 5/15/2029(a)	1,430,000	1,417,866

Service Corp. International
3.38%, 8/15/2030	135,000	133,049

See Accompanying Notes to the Financial Statements.

404	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Diversified Consumer Services – (continued)

Signal Parent, Inc.
6.13%, 4/1/2029(a)	$475,000	$442,615

Sotheby’s
5.88%, 6/1/2029(a)	425,000	434,563

StoneMor, Inc.
8.50%, 5/15/2029(a)	595,000	615,685

WW International, Inc.
4.50%, 4/15/2029(a)	105,000	100,669
		5,408,970

Diversified Financial Services – 1.1%

Armor Holdco, Inc.
8.50%, 11/15/2029(a)(e)	200,000	202,727

CPI CG, Inc.
8.63%, 3/15/2026(a)	410,000	443,312

Ford Holdings LLC
9.30%, 3/1/2030	210,000	286,669

Jefferies Finance LLC
5.00%, 8/15/2028(a)	1,455,000	1,476,549

Jefferson Capital Holdings LLC
6.00%, 8/15/2026(a)	450,000	456,257

Midcap Financial Issuer Trust
6.50%, 5/1/2028(a)	1,760,000	1,828,200
5.63%, 1/15/2030(a)	645,000	635,325

Sabre GLBL, Inc.
7.38%, 9/1/2025(a)	885,000	941,419
		6,270,458

Diversified Telecommunication Services – 6.7%

Altice France SA
5.50%, 1/15/2028(a)	1,460,000	1,465,110
5.13%, 1/15/2029(a)	660,000	641,025
5.13%, 7/15/2029(a)	4,370,000	4,261,536
5.50%, 10/15/2029(a)	680,000	667,400

CCO Holdings LLC
4.00%, 3/1/2023(a)	270,000	270,337
5.13%, 5/1/2027(a)	430,000	446,125
5.00%, 2/1/2028(a)	1,598,000	1,663,917
5.38%, 6/1/2029(a)	270,000	290,250
4.75%, 3/1/2030(a)	1,365,000	1,411,069
4.50%, 8/15/2030(a)	805,000	820,094
4.25%, 2/1/2031(a)	785,000	782,551
4.50%, 5/1/2032	757,000	761,546

Investments	Principal Amount	Value

Diversified Telecommunication Services – (continued)
4.50%, 6/1/2033(a)	$495,000	$494,399
4.25%, 1/15/2034(a)	595,000	577,837

Frontier Communications Holdings LLC
5.88%, 10/15/2027(a)	1,435,000	1,504,956
5.00%, 5/1/2028(a)	345,000	351,038
6.75%, 5/1/2029(a)	1,840,000	1,906,700
5.88%, 11/1/2029	1,190,000	1,187,025
6.00%, 1/15/2030(a)	1,755,000	1,765,495

Iliad Holding SAS
6.50%, 10/15/2026(a)	2,105,000	2,171,202
7.00%, 10/15/2028(a)	1,575,000	1,625,463

Lumen Technologies, Inc.
5.38%, 6/15/2029(a)	1,460,000	1,467,300

Sprint Capital Corp.
6.88%, 11/15/2028	495,000	627,358
8.75%, 3/15/2032	690,000	1,033,620

Telecom Italia Capital SA
6.38%, 11/15/2033	230,000	264,179
6.00%, 9/30/2034	275,000	306,327
7.20%, 7/18/2036	393,000	478,894
7.72%, 6/4/2038	190,000	242,513

Telesat Canada
5.63%, 12/6/2026(a)	685,000	640,701
4.88%, 6/1/2027(a)	785,000	702,960
6.50%, 10/15/2027(a)	1,055,000	858,000

Virgin Media Finance plc
5.00%, 7/15/2030(a)	1,355,000	1,349,021

Virgin Media Secured Finance plc
5.50%, 5/15/2029(a)	1,250,000	1,320,512
4.50%, 8/15/2030(a)	200,000	200,002

Windstream Escrow LLC
7.75%, 8/15/2028(a)	1,846,000	1,954,877

Zayo Group Holdings, Inc.
4.00%, 3/1/2027(a)	210,000	204,225
6.13%, 3/1/2028(a)	1,845,000	1,803,488
		38,519,052

Electric Utilities – 0.5%

FirstEnergy Corp.
Series C, 7.38%, 11/15/2031	55,000	75,065
Series C, 5.35%, 7/15/2047(d)	225,000	273,158
Series C, 3.40%, 3/1/2050	385,000	382,882

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	405

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Electric Utilities – (continued)

NRG Energy, Inc.
6.63%, 1/15/2027	$367,000	$380,529
3.88%, 2/15/2032(a)	415,000	407,219

PG&E Corp.
5.25%, 7/1/2030	200,000	209,200

Vistra Operations Co. LLC
5.63%, 2/15/2027(a)	920,000	949,044
4.38%, 5/1/2029(a)	140,000	138,775
		2,815,872

Electronic Equipment, Instruments & Components – 0.1%

TTM Technologies, Inc.
4.00%, 3/1/2029(a)	310,000	308,033

Energy Equipment & Services – 1.3%

Archrock Partners LP
6.88%, 4/1/2027(a)	335,000	349,656
6.25%, 4/1/2028(a)	1,160,000	1,202,050

Bristow Group, Inc.
6.88%, 3/1/2028(a)	455,000	472,631

CSI Compressco LP
7.50%, 4/1/2025(a)	175,000	173,558

Oceaneering International, Inc.
6.00%, 2/1/2028	390,000	401,548

Precision Drilling Corp.
7.13%, 1/15/2026(a)	200,000	205,957
6.88%, 1/15/2029(a)	625,000	646,422

Tervita Corp.
11.00%, 12/1/2025(a)	364,000	419,073

Transocean Guardian Ltd.
5.88%, 1/15/2024(a)	539,350	526,775

Transocean Phoenix 2 Ltd.
7.75%, 10/15/2024(a)	112,500	114,577

Transocean Proteus Ltd.
6.25%, 12/1/2024(a)	134,750	136,280

Transocean Sentry Ltd.
5.38%, 5/15/2023(a)	215,958	212,514

USA Compression Partners LP
6.88%, 4/1/2026	605,000	626,175
6.88%, 9/1/2027	700,000	728,000

Valaris Ltd.
8.25%, 4/30/2028(a)(b)	825,000	860,178

Investments	Principal Amount	Value

Energy Equipment & Services – (continued)

Weatherford International Ltd.
11.00%, 12/1/2024(a)	$295,000	$308,011

Welltec International ApS
8.25%, 10/15/2026(a)	380,000	390,167
		7,773,572

Entertainment – 1.2%

Allen Media LLC
10.50%, 2/15/2028(a)	1,440,000	1,545,106

Banijay Entertainment SASU
5.38%, 3/1/2025(a)	150,000	154,500

Lions Gate Capital Holdings LLC
5.50%, 4/15/2029(a)	1,105,000	1,131,244

Live Nation Entertainment, Inc.
4.88%, 11/1/2024(a)	345,000	349,516
5.63%, 3/15/2026(a)	300,000	310,500
6.50%, 5/15/2027(a)	910,000	997,587
4.75%, 10/15/2027(a)	935,000	954,869

Netflix, Inc.
5.88%, 11/15/2028	560,000	682,483

Playtika Holding Corp.
4.25%, 3/15/2029(a)	1,025,000	1,029,151
		7,154,956

Equity Real Estate Investment Trusts (REITs) – 2.0%

Brookfield Property REIT, Inc.
5.75%, 5/15/2026(a)	785,000	813,064
4.50%, 4/1/2027(a)	1,130,000	1,103,162

GEO Group, Inc. (The)
5.88%, 10/15/2024	312,000	282,802
6.00%, 4/15/2026	765,000	665,041

Iron Mountain, Inc.
4.88%, 9/15/2027(a)	260,000	268,614
5.25%, 3/15/2028(a)	405,000	422,212
5.00%, 7/15/2028(a)	457,000	473,018
5.25%, 7/15/2030(a)	1,475,000	1,542,120
4.50%, 2/15/2031(a)	400,000	404,518
5.63%, 7/15/2032(a)	820,000	875,502

iStar, Inc.
4.25%, 8/1/2025	450,000	461,812
5.50%, 2/15/2026	265,000	275,600

Park Intermediate Holdings LLC
7.50%, 6/1/2025(a)	535,000	569,152

See Accompanying Notes to the Financial Statements.

406	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

SBA Communications Corp.
3.13%, 2/1/2029(a)	$580,000	$557,525

Service Properties Trust
4.65%, 3/15/2024	400,000	404,000
4.50%, 3/15/2025	485,000	485,509
5.25%, 2/15/2026	145,000	146,315
4.75%, 10/1/2026	270,000	267,975

Uniti Group LP
7.88%, 2/15/2025(a)	1,355,000	1,426,747

XHR LP
6.38%, 8/15/2025(a)	190,000	200,688
		11,645,376

Food & Staples Retailing – 0.4%

Albertsons Cos., Inc.
5.88%, 2/15/2028(a)	680,000	723,350

C&S Group Enterprises LLC
5.00%, 12/15/2028(a)	605,000	563,815

Performance Food Group, Inc.
6.88%, 5/1/2025(a)	175,000	184,844
5.50%, 10/15/2027(a)	505,000	527,093

SEG Holding LLC
5.63%, 10/15/2028(a)	125,000	131,719

United Natural Foods, Inc.
6.75%, 10/15/2028(a)	285,000	308,869
		2,439,690

Food Products – 2.0%

B&G Foods, Inc.
5.25%, 9/15/2027	185,000	189,956

Darling Ingredients, Inc.
5.25%, 4/15/2027(a)	175,000	181,563

Del Monte Foods, Inc.
11.88%, 5/15/2025(a)	585,000	657,014

Kraft Heinz Foods Co.
6.88%, 1/26/2039	145,000	213,138
6.50%, 2/9/2040	110,000	157,000
5.00%, 6/4/2042	190,000	235,219
5.20%, 7/15/2045	475,000	604,467
4.38%, 6/1/2046	465,000	540,754
4.88%, 10/1/2049	575,000	712,103
5.50%, 6/1/2050	415,000	556,097

Investments	Principal Amount	Value

Food Products – (continued)

Pilgrim’s Pride Corp.
5.88%, 9/30/2027(a)	$391,000	$412,773

Post Holdings, Inc.
5.75%, 3/1/2027(a)	875,000	908,906
5.63%, 1/15/2028(a)	705,000	736,690
5.50%, 12/15/2029(a)	550,000	585,337
4.63%, 4/15/2030(a)	2,303,000	2,317,394
4.50%, 9/15/2031(a)	1,080,000	1,062,643

Sigma Holdco BV
7.88%, 5/15/2026(a)	570,000	557,907

Simmons Foods, Inc.
4.63%, 3/1/2029(a)	980,000	991,025
		11,619,986

Gas Utilities – 0.2%

Ferrellgas LP
5.38%, 4/1/2026(a)	630,000	614,606
5.88%, 4/1/2029(a)	115,000	112,044

Suburban Propane Partners LP
5.88%, 3/1/2027	110,000	114,385
5.00%, 6/1/2031(a)	110,000	112,888

Superior Plus LP
4.50%, 3/15/2029(a)	410,000	419,820
		1,373,743

Health Care Equipment & Supplies – 0.6%

Avantor Funding, Inc.
4.63%, 7/15/2028(a)	300,000	311,610

Mozart Debt Merger Sub, Inc.
3.88%, 4/1/2029(a)	1,485,000	1,480,500
5.25%, 10/1/2029(a)	775,000	787,594

Ortho-Clinical Diagnostics, Inc.
7.25%, 2/1/2028(a)	249,000	265,496

Teleflex, Inc.
4.25%, 6/1/2028(a)	400,000	411,490

Varex Imaging Corp.
7.88%, 10/15/2027(a)	170,000	189,372
		3,446,062

Health Care Providers & Services – 3.1%

Acadia Healthcare Co., Inc.
5.50%, 7/1/2028(a)	300,000	313,125

AdaptHealth LLC
6.13%, 8/1/2028(a)	145,000	153,700

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	407

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Health Care Providers & Services – (continued)

AHP Health Partners, Inc.
5.75%, 7/15/2029(a)	$360,000	$362,250

Air Methods Corp.
8.00%, 5/15/2025(a)	225,000	172,477

Cano Health LLC
6.25%, 10/1/2028(a)	330,000	332,389

Centene Corp.
4.63%, 12/15/2029	610,000	658,800
3.00%, 10/15/2030	320,000	325,661
2.50%, 3/1/2031	310,000	302,644

Community Health Systems, Inc.
5.63%, 3/15/2027(a)	105,000	110,009

DaVita, Inc.
4.63%, 6/1/2030(a)	825,000	830,123
3.75%, 2/15/2031(a)	270,000	256,163

Encompass Health Corp.
4.50%, 2/1/2028	500,000	509,674
4.75%, 2/1/2030	530,000	543,936

Global Medical Response, Inc.
6.50%, 10/1/2025(a)	415,000	411,605

Hadrian Merger Sub, Inc.
8.50%, 5/1/2026(a)	55,000	56,994

HCA, Inc.
5.63%, 9/1/2028	150,000	175,985
3.50%, 9/1/2030	775,000	815,939

Legacy LifePoint Health LLC
4.38%, 2/15/2027(a)	330,000	327,112

LifePoint Health, Inc.
5.38%, 1/15/2029(a)	715,000	701,594

MEDNAX, Inc.
6.25%, 1/15/2027(a)	605,000	635,141

ModivCare Escrow Issuer, Inc.
5.00%, 10/1/2029(a)	885,000	901,302

ModivCare, Inc.
5.88%, 11/15/2025(a)	394,000	414,193

Molina Healthcare, Inc.
4.38%, 6/15/2028(a)	405,000	419,681

Prime Healthcare Services, Inc.
7.25%, 11/1/2025(a)	915,000	975,619

Radiology Partners, Inc.
9.25%, 2/1/2028(a)	590,000	626,385

RP Escrow Issuer LLC
5.25%, 12/15/2025(a)	465,000	465,581

Investments	Principal Amount	Value

Health Care Providers & Services – (continued)

Select Medical Corp.
6.25%, 8/15/2026(a)	$1,095,000	$1,146,702

Tenet Healthcare Corp.
6.25%, 2/1/2027(a)	915,000	951,600
6.13%, 10/1/2028(a)	2,130,000	2,239,056

US Acute Care Solutions LLC
6.38%, 3/1/2026(a)	355,000	368,756

US Renal Care, Inc.
10.63%, 7/15/2027(a)	1,110,000	1,152,707
		17,656,903

Health Care Technology – 0.3%

IQVIA, Inc.
5.00%, 10/15/2026(a)	570,000	586,359
5.00%, 5/15/2027(a)	970,000	1,006,685
		1,593,044

Hotels, Restaurants & Leisure – 6.5%

1011778 BC ULC
5.75%, 4/15/2025(a)	175,000	182,000
4.38%, 1/15/2028(a)	665,000	669,323
3.50%, 2/15/2029(a)	125,000	121,406
4.00%, 10/15/2030(a)	810,000	785,692

Affinity Gaming
6.88%, 12/15/2027(a)	1,065,000	1,105,417

Arrow Bidco LLC
9.50%, 3/15/2024(a)	190,000	194,101

Boyd Gaming Corp.
4.75%, 6/15/2031(a)	485,000	499,558

Boyne USA, Inc.
4.75%, 5/15/2029(a)	95,000	97,256

Caesars Entertainment, Inc.
6.25%, 7/1/2025(a)	652,000	686,621
8.13%, 7/1/2027(a)	1,554,000	1,742,500

CCM Merger, Inc.
6.38%, 5/1/2026(a)	200,000	209,888

CEC Entertainment LLC
6.75%, 5/1/2026(a)	965,000	965,907

Cedar Fair LP
5.38%, 6/1/2024	135,000	136,181
5.38%, 4/15/2027	130,000	134,063
6.50%, 10/1/2028	215,000	230,856
5.25%, 7/15/2029	925,000	959,688

See Accompanying Notes to the Financial Statements.

408	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Hotels, Restaurants & Leisure – (continued)

Churchill Downs, Inc.
5.50%, 4/1/2027(a)	$354,000	$366,390
4.75%, 1/15/2028(a)	75,000	77,625

Dave & Buster’s, Inc.
7.63%, 11/1/2025(a)	395,000	424,668

GPS Hospitality Holding Co. LLC
7.00%, 8/15/2028(a)	855,000	810,407

Hilton Domestic Operating Co., Inc.
3.63%, 2/15/2032(a)	378,000	369,268

Hilton Grand Vacations Borrower Escrow LLC
5.00%, 6/1/2029(a)	1,150,000	1,174,150
4.88%, 7/1/2031(a)	85,000	84,676

KFC Holding Co.
4.75%, 6/1/2027(a)	350,000	362,688

Life Time, Inc.
5.75%, 1/15/2026(a)	1,045,000	1,074,124
8.00%, 4/15/2026(a)	850,000	893,903

MajorDrive Holdings IV LLC
6.38%, 6/1/2029(a)	1,115,000	1,074,303

Marriott Ownership Resorts, Inc.
4.75%, 1/15/2028	465,000	473,719
4.50%, 6/15/2029(a)	275,000	275,344

MGM Resorts International
6.75%, 5/1/2025	360,000	380,025

Midwest Gaming Borrower LLC
4.88%, 5/1/2029(a)	1,200,000	1,212,174

Mohegan Gaming & Entertainment
8.00%, 2/1/2026(a)	2,060,000	2,121,800

Motion Bondco DAC
6.63%, 11/15/2027(a)	600,000	602,559

Peninsula Pacific Entertainment LLC
8.50%, 11/15/2027(a)	1,525,000	1,629,470

Powdr Corp.
6.00%, 8/1/2025(a)	90,000	94,298

Premier Entertainment Sub LLC
5.63%, 9/1/2029(a)	1,040,000	1,059,500

Raptor Acquisition Corp.
4.88%, 11/1/2026(a)	300,000	303,127

Investments	Principal Amount	Value

Hotels, Restaurants & Leisure – (continued)

Resorts World Las Vegas LLC
4.63%, 4/16/2029(a)	$200,000	$203,331
4.63%, 4/6/2031(a)	200,000	199,628

Royal Caribbean Cruises Ltd.
9.13%, 6/15/2023(a)	535,000	581,561

Scientific Games International, Inc.
8.63%, 7/1/2025(a)	787,000	850,314

SeaWorld Parks & Entertainment, Inc.
5.25%, 8/15/2029(a)	1,140,000	1,162,800

Six Flags Entertainment Corp.
4.88%, 7/31/2024(a)	525,000	529,594
5.50%, 4/15/2027(a)	280,000	290,150

Sizzling Platter LLC
8.50%, 11/28/2025(a)	510,000	513,394

Speedway Motorsports LLC
4.88%, 11/1/2027(a)	215,000	219,984

TKC Holdings, Inc.
6.88%, 5/15/2028(a)	775,000	797,634
10.50%, 5/15/2029(a)	1,045,000	1,130,329

Travel + Leisure Co.
4.63%, 3/1/2030(a)	200,000	207,784

Viking Cruises Ltd.
6.25%, 5/15/2025(a)	235,000	234,186
5.88%, 9/15/2027(a)	1,820,000	1,761,878
7.00%, 2/15/2029(a)	430,000	432,853

Viking Ocean Cruises Ship VII Ltd.
5.63%, 2/15/2029(a)	460,000	457,125

VOC Escrow Ltd.
5.00%, 2/15/2028(a)	1,250,000	1,242,188

Wynn Las Vegas LLC
4.25%, 5/30/2023(a)	115,000	116,006
5.50%, 3/1/2025(a)	1,710,000	1,739,925

Wynn Resorts Finance LLC
7.75%, 4/15/2025(a)	280,000	294,994

Yum! Brands, Inc.
7.75%, 4/1/2025(a)	255,000	271,499
4.75%, 1/15/2030(a)	170,000	182,112
3.63%, 3/15/2031	200,000	197,920
4.63%, 1/31/2032	195,000	203,531
6.88%, 11/15/2037	100,000	126,152
		37,531,547

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	409

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Household Durables – 1.1%

Ashton Woods USA LLC
6.63%, 1/15/2028(a)	$150,000	$158,825
4.63%, 8/1/2029(a)	550,000	545,875
4.63%, 4/1/2030(a)	495,000	486,956

Beazer Homes USA, Inc.
7.25%, 10/15/2029	385,000	421,094

Brookfield Residential Properties, Inc.
6.25%, 9/15/2027(a)	425,000	443,062
5.00%, 6/15/2029(a)	720,000	723,640
4.88%, 2/15/2030(a)	730,000	732,431

Empire Communities Corp.
7.00%, 12/15/2025(a)	355,000	367,869

Installed Building Products, Inc.
5.75%, 2/1/2028(a)	75,000	78,656

Mattamy Group Corp.
5.25%, 12/15/2027(a)	50,000	52,062
4.63%, 3/1/2030(a)	615,000	624,583

New Home Co., Inc. (The)
7.25%, 10/15/2025(a)	295,000	304,956

Newell Brands, Inc.
6.00%, 4/1/2046(d)	291,000	365,880

Picasso Finance Sub, Inc.
6.13%, 6/15/2025(a)	430,000	453,112

Shea Homes LP
4.75%, 2/15/2028(a)	175,000	176,531
4.75%, 4/1/2029(a)	395,000	397,469

Taylor Morrison Communities, Inc.
5.13%, 8/1/2030(a)	90,000	95,513

Tri Pointe Homes, Inc.
5.70%, 6/15/2028	95,000	103,431
		6,531,945

Household Products – 0.4%

Central Garden & Pet Co.
4.13%, 4/30/2031(a)	100,000	100,125

Energizer Holdings, Inc.
4.75%, 6/15/2028(a)	400,000	400,000
4.38%, 3/31/2029(a)	325,000	311,838

Kronos Acquisition Holdings, Inc.
5.00%, 12/31/2026(a)	450,000	446,062
7.00%, 12/31/2027(a)	860,000	833,104
		2,091,129

Investments	Principal Amount	Value

Independent Power and Renewable Electricity Producers – 0.3%

Calpine Corp.
5.13%, 3/15/2028(a)	$950,000	$946,437
4.63%, 2/1/2029(a)	70,000	67,988
5.00%, 2/1/2031(a)	360,000	353,315
3.75%, 3/1/2031(a)	100,000	96,127

TransAlta Corp.
6.50%, 3/15/2040	35,000	41,283
		1,505,150

Insurance – 2.1%

Acrisure LLC
7.00%, 11/15/2025(a)	955,000	965,744
4.25%, 2/15/2029(a)	640,000	618,400
6.00%, 8/1/2029(a)	745,000	732,219

Alliant Holdings Intermediate LLC
4.25%, 10/15/2027(a)	465,000	464,419
6.75%, 10/15/2027(a)	1,385,000	1,431,744

AmWINS Group, Inc.
4.88%, 6/30/2029(a)	830,000	829,627

Assurant, Inc.
7.00%, 3/27/2048(c)	240,000	280,169

AssuredPartners, Inc.
5.63%, 1/15/2029(a)	745,000	740,344

BroadStreet Partners, Inc.
5.88%, 4/15/2029(a)	1,290,000	1,269,437

Enstar Finance LLC
5.75%, 9/1/2040(c)	225,000	237,656

GTCR AP Finance, Inc.
8.00%, 5/15/2027(a)	595,000	626,981

Liberty Mutual Group, Inc.
7.80%, 3/15/2037(a)	275,000	387,918
4.30%, 2/1/2061(a)	125,000	116,748

NFP Corp.
6.88%, 8/15/2028(a)	3,090,000	3,144,008
		11,845,414

Interactive Media & Services – 0.2%

Cars.com, Inc.
6.38%, 11/1/2028(a)	260,000	272,441

Rackspace Technology Global, Inc.
5.38%, 12/1/2028(a)	835,000	804,731

TripAdvisor, Inc.
7.00%, 7/15/2025(a)	125,000	132,344
		1,209,516

See Accompanying Notes to the Financial Statements.

410	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Internet & Direct Marketing Retail – 0.8%

ANGI Group LLC
3.88%, 8/15/2028(a)	$785,000	$768,319

Go Daddy Operating Co. LLC
5.25%, 12/1/2027(a)	780,000	810,225

Match Group Holdings II LLC
5.00%, 12/15/2027(a)	140,000	146,125
5.63%, 2/15/2029(a)	435,000	465,994

Millennium Escrow Corp.
6.63%, 8/1/2026(a)	1,330,000	1,353,787

Photo Holdings Merger Sub, Inc.
8.50%, 10/1/2026(a)	685,000	720,158

QVC, Inc.
5.45%, 8/15/2034	100,000	104,648
		4,369,256

IT Services – 1.5%

Acuris Finance Us, Inc.
5.00%, 5/1/2028(a)	690,000	680,512

Ahead DB Holdings LLC
6.63%, 5/1/2028(a)	700,000	714,952

Arches Buyer, Inc.
6.13%, 12/1/2028(a)	1,065,000	1,075,650

Austin BidCo, Inc.
7.13%, 12/15/2028(a)	425,000	439,488

Black Knight InfoServ LLC
3.63%, 9/1/2028(a)	880,000	876,700

Booz Allen Hamilton, Inc.
4.00%, 7/1/2029(a)	150,000	152,063

CA Magnum Holdings
5.38%, 10/31/2026(a)	200,000	205,357

Cablevision Lightpath LLC
3.88%, 9/15/2027(a)	200,000	194,990
5.63%, 9/15/2028(a)	695,000	687,848

Conduent Business Services LLC
6.00%, 11/1/2029(a)	730,000	729,088

Endure Digital, Inc.
6.00%, 2/15/2029(a)	1,200,000	1,106,052

ION Trading Technologies Sarl
5.75%, 5/15/2028(a)	625,000	641,406

Northwest Fiber LLC
6.00%, 2/15/2028(a)	395,000	379,872
10.75%, 6/1/2028(a)	80,000	88,123

Investments	Principal Amount	Value

IT Services – (continued)

Presidio Holdings, Inc.
8.25%, 2/1/2028(a)	$285,000	$303,183

Unisys Corp.
6.88%, 11/1/2027(a)	295,000	321,919
		8,597,203

Leisure Products – 0.1%

Vista Outdoor, Inc.
4.50%, 3/15/2029(a)	440,000	441,100

Machinery – 1.0%

Amsted Industries, Inc.
4.63%, 5/15/2030(a)	580,000	596,762

EnPro Industries, Inc.
5.75%, 10/15/2026	165,000	172,838

Granite US Holdings Corp.
11.00%, 10/1/2027(a)	75,000	82,245

HTA Group Ltd.
7.00%, 12/18/2025(a)	890,000	933,806

Interpipe Holdings plc
8.38%, 5/13/2026(a)	500,000	490,313

Stevens Holding Co., Inc.
6.13%, 10/1/2026(a)	180,000	194,175

Titan Acquisition Ltd.
7.75%, 4/15/2026(a)	595,000	607,837

Titan International, Inc.
7.00%, 4/30/2028(a)	815,000	837,730

TK Elevator Holdco GmbH
7.63%, 7/15/2028(a)	650,000	689,812

TK Elevator US Newco, Inc.
5.25%, 7/15/2027(a)	885,000	901,859

Wabash National Corp.
4.50%, 10/15/2028(a)	500,000	486,740
		5,994,117

Marine – 0.1%

Stena AB
7.00%, 2/1/2024(a)	395,000	410,634

Media – 8.1%

Advantage Sales & Marketing, Inc.
6.50%, 11/15/2028(a)	1,180,000	1,228,675

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	411

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Media – (continued)

Altice Financing SA
5.00%, 1/15/2028(a)	$2,510,000	$2,421,824
5.75%, 8/15/2029(a)	3,410,000	3,358,850

Belo Corp.
7.75%, 6/1/2027	215,000	253,458
7.25%, 9/15/2027	175,000	203,243

CSC Holdings LLC
7.50%, 4/1/2028(a)	1,340,000	1,428,775
6.50%, 2/1/2029(a)	1,325,000	1,422,719
5.75%, 1/15/2030(a)	3,850,000	3,803,607
4.13%, 12/1/2030(a)	200,000	191,771
4.63%, 12/1/2030(a)	1,005,000	922,123
3.38%, 2/15/2031(a)	270,000	246,240
4.50%, 11/15/2031(a)	400,000	388,090
5.00%, 11/15/2031(a)	200,000	185,980

DIRECTV Holdings LLC
5.88%, 8/15/2027(a)	2,370,000	2,459,823

DISH DBS Corp.
5.88%, 11/15/2024	1,120,000	1,194,200
7.75%, 7/1/2026	2,200,000	2,447,500
7.38%, 7/1/2028	1,877,000	1,975,542
5.13%, 6/1/2029	2,574,000	2,480,693

GCI LLC
4.75%, 10/15/2028(a)	790,000	818,637

Gray Escrow II, Inc.
5.38%, 11/15/2031(a)	300,000	304,305

Gray Television, Inc.
7.00%, 5/15/2027(a)	500,000	535,625
4.75%, 10/15/2030(a)	70,000	69,136

iHeartCommunications, Inc.
8.38%, 5/1/2027	860,000	916,975

Liberty Interactive LLC
8.50%, 7/15/2029	140,000	156,383
8.25%, 2/1/2030	550,000	600,520

Mav Acquisition Corp.
5.75%, 8/1/2028(a)	1,540,000	1,515,899
8.00%, 8/1/2029(a)	1,290,000	1,256,770

Nexstar Media, Inc.
5.63%, 7/15/2027(a)	1,070,000	1,130,187

Outfront Media Capital LLC
5.00%, 8/15/2027(a)	150,000	153,187

Radiate Holdco LLC
4.50%, 9/15/2026(a)	425,000	432,348
6.50%, 9/15/2028(a)	1,890,000	1,892,892

Investments	Principal Amount	Value

Media – (continued)

Scripps Escrow II, Inc.
5.38%, 1/15/2031(a)	$725,000	$710,522

Sinclair Television Group, Inc.
5.88%, 3/15/2026(a)	125,000	128,281

Sirius XM Radio, Inc.
4.00%, 7/15/2028(a)	375,000	377,793
5.50%, 7/1/2029(a)	466,000	503,280
4.13%, 7/1/2030(a)	250,000	248,731
3.88%, 9/1/2031(a)	265,000	254,811

Summer BC Bidco B LLC
5.50%, 10/31/2026(a)	510,000	519,563

TEGNA, Inc.
4.63%, 3/15/2028	1,090,000	1,100,900
5.00%, 9/15/2029	1,380,000	1,398,872

Terrier Media Buyer, Inc.
8.88%, 12/15/2027(a)	990,000	1,048,489

Univision Communications, Inc.
6.63%, 6/1/2027(a)	410,000	444,055
4.50%, 5/1/2029(a)	115,000	116,489

UPC Broadband Finco BV
4.88%, 7/15/2031(a)	400,000	407,170

UPC Holding BV
5.50%, 1/15/2028(a)	340,000	352,325

Videotron Ltd.
5.13%, 4/15/2027(a)	600,000	621,000

Virgin Media Vendor Financing Notes IV DAC
5.00%, 7/15/2028(a)	250,000	254,219

Ziggo Bond Co. BV
5.13%, 2/28/2030(a)	700,000	709,327

Ziggo BV
4.88%, 1/15/2030(a)	905,000	920,955
		46,512,759

Metals & Mining – 1.6%

Allegheny Technologies, Inc.
5.88%, 12/1/2027	145,000	152,431
5.13%, 10/1/2031	200,000	199,500

Arconic Corp.
6.13%, 2/15/2028(a)	390,000	412,160

Baffinland Iron Mines Corp.
8.75%, 7/15/2026(a)	420,000	445,561

Century Aluminum Co.
7.50%, 4/1/2028(a)	375,000	397,414

See Accompanying Notes to the Financial Statements.

412	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Metals & Mining – (continued)

Cleveland-Cliffs, Inc.
5.88%, 6/1/2027	$445,000	$463,356

Coeur Mining, Inc.
5.13%, 2/15/2029(a)	520,000	504,478

Commercial Metals Co.
5.38%, 7/15/2027	250,000	261,562

Compass Minerals International, Inc.
4.88%, 7/15/2024(a)	135,000	140,737
6.75%, 12/1/2027(a)	590,000	625,400

Eldorado Gold Corp.
6.25%, 9/1/2029(a)	750,000	762,413

Endeavour Mining plc
5.00%, 10/14/2026(a)	670,000	677,337

FMG Resources August 2006 Pty. Ltd.
4.38%, 4/1/2031(a)	365,000	370,019

Hudbay Minerals, Inc.
4.50%, 4/1/2026(a)	570,000	569,288

Infrabuild Australia Pty. Ltd.
12.00%, 10/1/2024(a)	200,000	212,155

Joseph T Ryerson & Son, Inc.
8.50%, 8/1/2028(a)	195,000	217,181

New Gold, Inc.
7.50%, 7/15/2027(a)	230,000	248,687

Novelis Corp.
3.88%, 8/15/2031(a)	90,000	87,980

Perenti Finance Pty. Ltd.
6.50%, 10/7/2025(a)	200,000	208,972

SunCoke Energy, Inc.
4.88%, 6/30/2029(a)	100,000	99,375

Tacora Resources, Inc.
8.25%, 5/15/2026(a)	250,000	251,050

Taseko Mines Ltd.
7.00%, 2/15/2026(a)	515,000	533,025

TMS International Corp.
6.25%, 4/15/2029(a)	415,000	429,006

United States Steel Corp.
6.88%, 3/1/2029	770,000	824,863

Warrior Met Coal, Inc.
8.00%, 11/1/2024(a)	230,000	232,322
		9,326,272

Investments	Principal Amount	Value

Mortgage Real Estate Investment Trusts (REITs) – 0.3%

Apollo Commercial Real Estate Finance, Inc.
4.63%, 6/15/2029(a)	$875,000	$843,281

New Residential Investment Corp.
6.25%, 10/15/2025(a)	665,000	666,051
		1,509,332

Multiline Retail – 0.1%

NMG Holding Co., Inc.
7.13%, 4/1/2026(a)	695,000	730,827

Oil, Gas & Consumable Fuels – 12.2%

Aethon United BR LP
8.25%, 2/15/2026(a)	615,000	661,408

Alliance Resource Operating Partners LP
7.50%, 5/1/2025(a)	450,000	457,517

Antero Midstream Partners LP
7.88%, 5/15/2026(a)	160,000	175,200
5.75%, 3/1/2027(a)	450,000	465,188
5.75%, 1/15/2028(a)	385,000	402,806
5.38%, 6/15/2029(a)	185,000	193,098

Apache Corp.
5.35%, 7/1/2049	45,000	51,726

Ascent Resources Utica Holdings LLC
7.00%, 11/1/2026(a)	310,000	320,199
8.25%, 12/31/2028(a)	500,000	545,922
5.88%, 6/30/2029(a)	475,000	481,427

Baytex Energy Corp.
8.75%, 4/1/2027(a)	705,000	753,832

Berry Petroleum Co. LLC
7.00%, 2/15/2026(a)	535,000	543,622

Buckeye Partners LP
5.85%, 11/15/2043	120,000	118,462

California Resources Corp.
7.13%, 2/1/2026(a)	671,000	708,720

Callon Petroleum Co.
6.13%, 10/1/2024	345,000	340,899
8.25%, 7/15/2025	125,000	124,029

Calumet Specialty Products Partners LP
7.75%, 4/15/2023	200,000	198,757
11.00%, 4/15/2025(a)	860,000	935,534

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	413

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Centennial Resource Production LLC
5.38%, 1/15/2026(a)	$130,000	$129,802
6.88%, 4/1/2027(a)	695,000	711,506

Cheniere Energy, Inc.
4.63%, 10/15/2028	300,000	314,985

Chesapeake Energy Corp.
5.50%, 2/1/2026(a)	795,000	829,781
5.88%, 2/1/2029(a)	155,000	164,882

Citgo Holding, Inc.
9.25%, 8/1/2024(a)	1,585,000	1,611,271

CITGO Petroleum Corp.
7.00%, 6/15/2025(a)	649,000	669,671
6.38%, 6/15/2026(a)	540,000	556,875

Civitas Resources, Inc.
5.00%, 10/15/2026(a)	520,000	525,954

CNX Resources Corp.
7.25%, 3/14/2027(a)	740,000	787,730

Colgate Energy Partners III LLC
7.75%, 2/15/2026(a)	190,000	203,063
5.88%, 7/1/2029(a)	680,000	697,000

Comstock Resources, Inc.
6.75%, 3/1/2029(a)	1,195,000	1,286,119
5.88%, 1/15/2030(a)	811,000	844,291

Continental Resources, Inc.
5.75%, 1/15/2031(a)	125,000	149,844
4.90%, 6/1/2044	100,000	113,607

CQP Holdco LP
5.50%, 6/15/2031(a)	2,685,000	2,795,756

Crestwood Midstream Partners LP
5.75%, 4/1/2025	185,000	189,962
5.63%, 5/1/2027(a)	300,000	307,528
6.00%, 2/1/2029(a)	695,000	721,177

CVR Energy, Inc.
5.25%, 2/15/2025(a)	365,000	361,025
5.75%, 2/15/2028(a)	480,000	473,400

DCP Midstream Operating LP
6.45%, 11/3/2036(a)	125,000	161,962
6.75%, 9/15/2037(a)	100,000	133,854

Delek Logistics Partners LP
6.75%, 5/15/2025	110,000	112,337
7.13%, 6/1/2028(a)	285,000	298,894

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

DT Midstream, Inc.
4.38%, 6/15/2031(a)	$110,000	$111,587

Encino Acquisition Partners Holdings LLC
8.50%, 5/1/2028(a)	1,365,000	1,428,800

Energy Ventures Gom LLC
11.75%, 4/15/2026(a)	620,000	644,304

EnLink Midstream Partners LP
5.05%, 4/1/2045	125,000	119,243
5.45%, 6/1/2047	125,000	125,166

EQM Midstream Partners LP
6.50%, 7/15/2048	70,000	83,367

Genesis Energy LP
5.63%, 6/15/2024	255,000	254,363
6.50%, 10/1/2025	370,000	368,477
6.25%, 5/15/2026	450,000	436,136
8.00%, 1/15/2027	1,560,000	1,569,781
7.75%, 2/1/2028	1,635,000	1,617,824

Global Partners LP
7.00%, 8/1/2027	175,000	182,656
6.88%, 1/15/2029	895,000	929,189

Great Western Petroleum LLC
12.00%, 9/1/2025(a)	545,000	554,352

Gulfport Energy Operating Corp.
8.00%, 5/17/2026(a)	725,000	803,844

Harvest Midstream I LP
7.50%, 9/1/2028(a)	750,000	788,723

Hilcorp Energy I LP
6.25%, 11/1/2028(a)	385,000	395,647
6.00%, 2/1/2031(a)	65,000	66,811

Independence Energy Finance LLC
7.25%, 5/1/2026(a)	365,000	380,056

Ithaca Energy North Sea plc
9.00%, 7/15/2026(a)	1,070,000	1,110,922

ITT Holdings LLC
6.50%, 8/1/2029(a)	2,025,000	2,038,071

Magnolia Oil & Gas Operating LLC
6.00%, 8/1/2026(a)	290,000	298,029

Martin Midstream Partners LP
11.50%, 2/28/2025(a)	115,000	119,809

Matador Resources Co.
5.88%, 9/15/2026	590,000	609,977

See Accompanying Notes to the Financial Statements.

414	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

MEG Energy Corp.
7.13%, 2/1/2027(a)	$615,000	$646,519
5.88%, 2/1/2029(a)	65,000	66,950

Moss Creek Resources Holdings, Inc.
10.50%, 5/15/2027(a)	870,000	862,801

Murphy Oil Corp.
5.75%, 8/15/2025	180,000	184,725
5.88%, 12/1/2027	255,000	265,838
6.38%, 7/15/2028	525,000	555,240
6.37%, 12/1/2042(d)	35,000	35,612

NGL Energy Operating LLC
7.50%, 2/1/2026(a)	2,135,000	2,168,093

NGL Energy Partners LP
7.50%, 11/1/2023	1,180,000	1,134,606
6.13%, 3/1/2025	455,000	387,373
7.50%, 4/15/2026	555,000	475,302

Northern Oil and Gas, Inc.
8.13%, 3/1/2028(a)	750,000	807,506

NuStar Logistics LP
6.38%, 10/1/2030	75,000	82,302

Oasis Midstream Partners LP
8.00%, 4/1/2029(a)	635,000	690,563

Oasis Petroleum, Inc.
6.38%, 6/1/2026(a)	435,000	460,556

Occidental Petroleum Corp.
7.15%, 5/15/2028	75,000	88,720
8.88%, 7/15/2030	555,000	752,719
6.63%, 9/1/2030	1,415,000	1,733,233
6.13%, 1/1/2031	400,000	479,500
7.50%, 5/1/2031	515,000	671,223
7.88%, 9/15/2031	245,000	328,012
6.45%, 9/15/2036	95,000	121,025
Zero Coupon, 10/10/2036	1,175,000	663,517
7.95%, 6/15/2039	225,000	300,763
6.20%, 3/15/2040	105,000	127,365
6.60%, 3/15/2046	155,000	198,540

Parkland Corp.
5.88%, 7/15/2027(a)	320,000	338,400

PBF Holding Co. LLC
9.25%, 5/15/2025(a)	2,300,000	2,247,526
7.25%, 6/15/2025	1,210,000	949,850
6.00%, 2/15/2028	1,575,000	1,144,828

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

PBF Logistics LP
6.88%, 5/15/2023	$125,000	$121,357

Penn Virginia Escrow LLC
9.25%, 8/15/2026(a)	555,000	579,281

Range Resources Corp.
9.25%, 2/1/2026	825,000	892,032
8.25%, 1/15/2029(a)	265,000	299,516

Renewable Energy Group, Inc.
5.88%, 6/1/2028(a)	760,000	799,900

Rockcliff Energy II LLC
5.50%, 10/15/2029(a)	100,000	102,725

Rockies Express Pipeline LLC
4.80%, 5/15/2030(a)	150,000	159,938
6.88%, 4/15/2040(a)	90,000	102,064

Rockpoint Gas Storage Canada Ltd.
7.00%, 3/31/2023(a)	100,000	100,554

SM Energy Co.
5.63%, 6/1/2025	250,000	250,937
6.50%, 7/15/2028	300,000	313,875

Southwestern Energy Co.
7.75%, 10/1/2027	175,000	188,125
8.38%, 9/15/2028	130,000	145,113

Strathcona Resources Ltd.
6.88%, 8/1/2026(a)	685,000	682,099

Sunoco LP
6.00%, 4/15/2027	555,000	582,056
5.88%, 3/15/2028	330,000	349,738
4.50%, 5/15/2029	400,000	405,000

Tallgrass Energy Partners LP
6.00%, 3/1/2027(a)	240,000	249,000
5.50%, 1/15/2028(a)	720,000	723,513
6.00%, 12/31/2030(a)	1,170,000	1,171,726

Talos Production, Inc.
12.00%, 1/15/2026	945,000	1,026,700

Tap Rock Resources LLC
7.00%, 10/1/2026(a)	340,000	350,737

Teine Energy Ltd.
6.88%, 4/15/2029(a)	515,000	526,093

Topaz Solar Farms LLC
5.75%, 9/30/2039(a)	91,748	111,619

Venture Global Calcasieu Pass LLC
4.13%, 8/15/2031(a)	220,000	227,964

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	415

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Vine Energy Holdings LLC
6.75%, 4/15/2029(a)	$1,370,000	$1,472,750

W&T Offshore, Inc.
9.75%, 11/1/2023(a)	790,000	771,214

Western Midstream Operating LP
5.45%, 4/1/2044	75,000	88,114
5.30%, 3/1/2048	250,000	291,602
6.50%, 2/1/2050(d)	225,000	269,655
		69,991,960

Paper & Forest Products – 0.7%

Glatfelter Corp.
4.75%, 11/15/2029(a)	100,000	101,915

Mercer International, Inc.
5.13%, 2/1/2029	1,270,000	1,264,247

Pearl Merger Sub, Inc.
6.75%, 10/1/2028(a)	1,360,000	1,352,411

Resolute Forest Products, Inc.
4.88%, 3/1/2026(a)	300,000	305,625

Schweitzer-Mauduit International, Inc.
6.88%, 10/1/2026(a)	405,000	423,225

Sylvamo Corp.
7.00%, 9/1/2029(a)	740,000	745,058
		4,192,481

Personal Products – 0.3%

Avon Products, Inc.
6.50%, 3/15/2023(d)	110,000	116,050

Coty, Inc.
5.00%, 4/15/2026(a)	635,000	651,669

Oriflame Investment Holding plc
5.13%, 5/4/2026(a)	365,000	362,390

Prestige Brands, Inc.
5.13%, 1/15/2028(a)	145,000	151,344
3.75%, 4/1/2031(a)	200,000	193,500
		1,474,953

Pharmaceuticals – 2.8%

Bausch Health Americas, Inc.
9.25%, 4/1/2026(a)	1,040,000	1,106,300
8.50%, 1/31/2027(a)	2,070,000	2,199,375

Investments	Principal Amount	Value

Pharmaceuticals – (continued)

Bausch Health Cos., Inc.
6.13%, 4/15/2025(a)	$1,860,000	$1,896,772
7.00%, 1/15/2028(a)	1,315,000	1,333,903
5.00%, 1/30/2028(a)	2,195,000	2,030,375
4.88%, 6/1/2028(a)	500,000	513,750
6.25%, 2/15/2029(a)	1,585,000	1,537,902
7.25%, 5/30/2029(a)	1,315,000	1,335,120

Catalent Pharma Solutions, Inc.
5.00%, 7/15/2027(a)	405,000	418,669

Cheplapharm Arzneimittel GmbH
5.50%, 1/15/2028(a)	825,000	851,297

Herbalife Nutrition Ltd.
7.88%, 9/1/2025(a)	422,000	453,633

HLF Financing Sarl LLC
4.88%, 6/1/2029(a)	1,010,000	1,018,565

Organon & Co.
4.13%, 4/30/2028(a)	450,000	456,750
5.13%, 4/30/2031(a)	577,000	595,856

P&L Development LLC
7.75%, 11/15/2025(a)	300,000	307,621
		16,055,888

Professional Services – 0.5%

AMN Healthcare, Inc.
4.63%, 10/1/2027(a)	310,000	318,919

ASGN, Inc.
4.63%, 5/15/2028(a)	295,000	304,956

CoreLogic, Inc.
4.50%, 5/1/2028(a)	1,150,000	1,137,718

Dun & Bradstreet Corp. (The)
6.88%, 8/15/2026(a)	85,000	88,719
10.25%, 2/15/2027(a)	445,000	478,041

KBR, Inc.
4.75%, 9/30/2028(a)	280,000	286,464

Korn Ferry
4.63%, 12/15/2027(a)	160,000	165,200

Science Applications International Corp.
4.88%, 4/1/2028(a)	220,000	226,875
		3,006,892

Real Estate Management & Development – 1.0%

Cushman & Wakefield US Borrower LLC
6.75%, 5/15/2028(a)	435,000	464,906

See Accompanying Notes to the Financial Statements.

416	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Real Estate Management & Development – (continued)

Forestar Group, Inc.
3.85%, 5/15/2026(a)	$321,000	$321,400
5.00%, 3/1/2028(a)	150,000	154,191

Howard Hughes Corp. (The)
5.38%, 8/1/2028(a)	725,000	761,250
4.13%, 2/1/2029(a)	200,000	200,464

Hunt Cos., Inc.
5.25%, 4/15/2029(a)	955,000	937,094

Kennedy-Wilson, Inc.
4.75%, 3/1/2029	800,000	817,000
5.00%, 3/1/2031	150,000	153,562

Realogy Group LLC
5.75%, 1/15/2029(a)	700,000	726,250

WeWork Cos., Inc.
7.88%, 5/1/2025(a)	985,000	999,568
		5,535,685

Road & Rail – 0.9%

Carriage Purchaser, Inc.
7.88%, 10/15/2029(a)	535,000	532,601

First Student Bidco, Inc.
4.00%, 7/31/2029(a)	120,000	117,450

NESCO Holdings II, Inc.
5.50%, 4/15/2029(a)	1,475,000	1,495,281

Uber Technologies, Inc.
7.50%, 5/15/2025(a)	842,000	898,599
7.50%, 9/15/2027(a)	1,095,000	1,199,135
6.25%, 1/15/2028(a)	525,000	564,401
4.50%, 8/15/2029(a)	215,000	216,785

Watco Cos. LLC
6.50%, 6/15/2027(a)	355,000	377,631
		5,401,883

Software – 1.7%

ACI Worldwide, Inc.
5.75%, 8/15/2026(a)	100,000	104,625

Change Healthcare Holdings LLC
5.75%, 3/1/2025(a)	740,000	746,475

Clarivate Science Holdings Corp.
4.88%, 7/1/2029(a)	1,615,000	1,610,074

Consensus Cloud Solutions, Inc.
6.00%, 10/15/2026(a)	320,000	326,800
6.50%, 10/15/2028(a)	875,000	912,187

Investments	Principal Amount	Value

Software – (continued)

Elastic NV
4.13%, 7/15/2029(a)	$95,000	$94,633

Helios Software Holdings, Inc.
4.63%, 5/1/2028(a)	540,000	533,925

LogMeIn, Inc.
5.50%, 9/1/2027(a)	1,000,000	1,002,140

NortonLifeLock, Inc.
5.00%, 4/15/2025(a)	795,000	801,956

Open Text Corp.
5.88%, 6/1/2026(a)	665,000	687,444
3.88%, 2/15/2028(a)	250,000	252,187

Open Text Holdings, Inc.
4.13%, 2/15/2030(a)	210,000	213,749

PTC, Inc.
3.63%, 2/15/2025(a)	200,000	203,505

Rocket Software, Inc.
6.50%, 2/15/2029(a)	1,290,000	1,234,111

SS&C Technologies, Inc.
5.50%, 9/30/2027(a)	1,225,000	1,290,844
		10,014,655

Specialty Retail – 4.5%

99 Escrow Issuer, Inc.
7.50%, 1/15/2026(a)	450,000	405,700

AAG FH LP
9.75%, 7/15/2024(a)	100,000	99,319

Academy Ltd.
6.00%, 11/15/2027(a)	240,000	255,900

Ambience Merger Sub, Inc.
7.13%, 7/15/2029(a)	955,000	921,771

BCPE Ulysses Intermediate, Inc.
7.75%, 4/1/2027(a)(b)	760,000	733,693

Carvana Co.
5.63%, 10/1/2025(a)	335,000	342,537
5.50%, 4/15/2027(a)	920,000	928,050
5.88%, 10/1/2028(a)	1,470,000	1,497,562
4.88%, 9/1/2029(a)	1,310,000	1,269,063

eG Global Finance plc
6.75%, 2/7/2025(a)	585,000	599,625

Ken Garff Automotive LLC
4.88%, 9/15/2028(a)	265,000	268,644

LBM Acquisition LLC
6.25%, 1/15/2029(a)	1,280,000	1,245,050

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	417

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Specialty Retail – (continued)

LCM Investments Holdings II LLC
4.88%, 5/1/2029(a)	$75,000	$77,105

LSF9 Atlantis Holdings LLC
7.75%, 2/15/2026(a)	1,170,000	1,187,755

Michaels Cos., Inc. (The)
5.25%, 5/1/2028(a)	1,280,000	1,294,464
7.88%, 5/1/2029(a)	2,515,000	2,543,897

Murphy Oil USA, Inc.
5.63%, 5/1/2027	85,000	88,445
3.75%, 2/15/2031(a)	150,000	147,750

Park River Holdings, Inc.
5.63%, 2/1/2029(a)	765,000	714,751
6.75%, 8/1/2029(a)	535,000	525,148

PetSmart, Inc.
4.75%, 2/15/2028(a)	500,000	514,375
7.75%, 2/15/2029(a)	1,225,000	1,325,413

Rent-A-Center, Inc.
6.38%, 2/15/2029(a)	740,000	774,225

Sally Holdings LLC
5.63%, 12/1/2025	305,000	311,481

Sonic Automotive, Inc.
4.63%, 11/15/2029(a)	150,000	150,623
4.88%, 11/15/2031(a)	150,000	150,562

SRS Distribution, Inc.
4.63%, 7/1/2028(a)	115,000	117,708
6.13%, 7/1/2029(a)	880,000	906,400

Staples, Inc.
7.50%, 4/15/2026(a)	3,320,000	3,358,113
10.75%, 4/15/2027(a)	1,993,000	1,906,534

White Cap Buyer LLC
6.88%, 10/15/2028(a)	1,350,000	1,392,066
		26,053,729

Technology Hardware, Storage & Peripherals – 0.6%

Dell International LLC
7.13%, 6/15/2024(a)	1,195,000	1,216,390

Diebold Nixdorf, Inc.
9.38%, 7/15/2025(a)	330,000	355,987

Seagate HDD Cayman
5.75%, 12/1/2034	50,000	57,637

Xerox Corp.
6.75%, 12/15/2039	75,000	81,702

Investments	Principal Amount	Value

Technology Hardware, Storage & Peripherals – (continued)

Xerox Holdings Corp.
5.00%, 8/15/2025(a)	$865,000	$899,600
5.50%, 8/15/2028(a)	1,130,000	1,144,133
		3,755,449

Textiles, Apparel & Luxury Goods – 0.3%

Crocs, Inc.
4.25%, 3/15/2029(a)	240,000	243,300

Eagle Intermediate Global Holding BV
7.50%, 5/1/2025(a)	1,100,000	1,057,837

G-III Apparel Group Ltd.
7.88%, 8/15/2025(a)	95,000	101,412

William Carter Co. (The)
5.50%, 5/15/2025(a)	145,000	151,888
5.63%, 3/15/2027(a)	350,000	362,687
		1,917,124

Thrifts & Mortgage Finance – 1.9%

Freedom Mortgage Corp.
7.63%, 5/1/2026(a)	1,295,000	1,264,924
6.63%, 1/15/2027(a)	1,085,000	1,029,806

Home Point Capital, Inc.
5.00%, 2/1/2026(a)	1,005,000	904,947

Ladder Capital Finance Holdings LLLP
REIT, 5.25%, 10/1/2025(a)	235,000	237,056
REIT, 4.25%, 2/1/2027(a)	815,000	820,216
REIT, 4.75%, 6/15/2029(a)	65,000	65,569

Nationstar Mortgage Holdings, Inc.
5.50%, 8/15/2028(a)	1,270,000	1,300,207
5.13%, 12/15/2030(a)	230,000	232,124

PennyMac Financial Services, Inc.
5.38%, 10/15/2025(a)	510,000	526,575
4.25%, 2/15/2029(a)	1,120,000	1,057,000
5.75%, 9/15/2031(a)	1,030,000	1,014,550

Provident Funding Associates LP
6.38%, 6/15/2025(a)	180,000	181,125

Rocket Mortgage LLC
3.88%, 3/1/2031(a)	350,000	346,175

United Wholesale Mortgage LLC
5.50%, 11/15/2025(a)	660,000	657,637
5.50%, 4/15/2029(a)	1,615,000	1,572,606
		11,210,517

See Accompanying Notes to the Financial Statements.

418	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Tobacco – 0.4%

Turning Point Brands, Inc.
5.63%, 2/15/2026(a)	$155,000	$157,329

Vector Group Ltd.
10.50%, 11/1/2026(a)	795,000	840,373
5.75%, 2/1/2029(a)	1,375,000	1,369,844
		2,367,546

Trading Companies & Distributors – 1.0%

Alta Equipment Group, Inc.
5.63%, 4/15/2026(a)	285,000	292,186

Beacon Roofing Supply, Inc.
4.13%, 5/15/2029(a)	200,000	197,000

BlueLinx Holdings, Inc.
6.00%, 11/15/2029(a)	535,000	523,374

Brightstar Escrow Corp.
9.75%, 10/15/2025(a)	480,000	514,200

Fortress Transportation & Infrastructure Investors LLC
6.50%, 10/1/2025(a)	895,000	922,119

Fortress Transportation and Infrastructure Investors LLC
9.75%, 8/1/2027(a)	450,000	507,375
5.50%, 5/1/2028(a)	1,755,000	1,761,581

Foundation Building Materials, Inc.
6.00%, 3/1/2029(a)	525,000	507,444

Imola Merger Corp.
4.75%, 5/15/2029(a)	580,000	596,646
		5,821,925

Transportation Infrastructure – 0.1%

North Queensland Export Terminal Pty. Ltd.
4.45%, 12/15/2022(a)	315,000	304,760

Water Utilities – 0.1%

Solaris Midstream Holdings LLC
7.63%, 4/1/2026(a)	415,000	438,219

Wireless Telecommunication Services – 0.9%

C&W Senior Financing DAC
6.88%, 9/15/2027(a)	720,000	759,600

Connect Finco SARL
6.75%, 10/1/2026(a)	1,795,000	1,864,951

Investments	Principal Amount	Value

Wireless Telecommunication Services – (continued)

Vmed O2 UK Financing I plc
4.25%, 1/31/2031(a)	$1,786,000	$1,741,270
4.75%, 7/15/2031(a)	260,000	261,625

Vodafone Group plc
7.00%, 4/4/2079(c)	240,000	290,497
		4,917,943
Total Corporate Bonds (Cost $567,263,925)		567,330,700
	Shares

COMMON STOCKS – 0.0%(f)

Oil, Gas & Consumable Fuels – 0.0%(f)

Whiting Petroleum Corp.* (Cost $31)	1	49
Total Investments – 98.6% (Cost $567,263,956)		567,330,749

Other assets less liabilities – 1.4%		7,852,951
NET ASSETS – 100.0%		$575,183,700

*	Non-income producing security.

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(b)	Payment in-kind security.

(c)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(d)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2021.

(e)

Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021 amounted to $202,727, which represents approximately 0.04% of net assets of the Fund.

(f)	Represents less than 0.05% of net assets.

Percentages shown are based on Net Assets.

Abbreviations

SCA – Limited partnership with share capital

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	419

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,738,248
Aggregate gross unrealized depreciation	(5,542,267)
Net unrealized depreciation	$(804,019)
Federal income tax cost	$568,134,768

Security Type	% of Net Assets
Corporate Bonds	98.6%
Common Stocks	0.0 †
Others(1)	1.4
100.0%

†	Amount represents less than 0.05%.

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

420	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® ESG & Climate High Yield Corporate Core Index Fund

October 31, 2021

Investments	Principal Amount	Value

CORPORATE BONDS – 98.1%

Aerospace & Defense – 0.8%

Bombardier, Inc.
7.50%, 3/15/2025(a)	$175,000	$179,858
7.13%, 6/15/2026(a)	100,000	104,995
7.88%, 4/15/2027(a)	125,000	130,116
		414,969

Airlines – 2.1%

American Airlines Group, Inc.
3.75%, 3/1/2025(a)	40,000	36,592

American Airlines, Inc.
11.75%, 7/15/2025(a)	195,000	241,800
5.50%, 4/20/2026(a)	270,000	283,494
5.75%, 4/20/2029(a)	230,000	247,825

Delta Air Lines, Inc.
7.38%, 1/15/2026	90,000	105,893

United Airlines, Inc.
4.38%, 4/15/2026(a)	50,000	51,786
4.63%, 4/15/2029(a)	50,000	51,611
		1,019,001

Auto Components – 1.9%

Dealer Tire LLC
8.00%, 2/1/2028(a)	30,000	31,248

Goodyear Tire & Rubber Co. (The)
5.00%, 5/31/2026	150,000	153,750
5.25%, 4/30/2031	125,000	133,918
5.63%, 4/30/2033	85,000	91,481

Icahn Enterprises LP
6.38%, 12/15/2025	60,000	61,275
6.25%, 5/15/2026	70,000	73,413

IHO Verwaltungs GmbH
6.00%, 5/15/2027(a)(b)	200,000	207,750

Real Hero Merger Sub 2, Inc.
6.25%, 2/1/2029(a)	35,000	36,006

Tenneco, Inc.
5.13%, 4/15/2029(a)	100,000	99,250

Wheel Pros, Inc.
6.50%, 5/15/2029(a)	50,000	48,772
		936,863

Investments	Principal Amount	Value

Automobiles – 1.0%

Ford Motor Co.
9.00%, 4/22/2025	$200,000	$240,750
7.45%, 7/16/2031	135,000	178,875
5.29%, 12/8/2046	60,000	69,078
		488,703

Banks – 1.1%

Goldman Sachs Capital I
6.35%, 2/15/2034	70,000	97,076

Intesa Sanpaolo SpA
5.02%, 6/26/2024(a)	75,000	80,442
4.95%, 6/1/2042(a)	50,000	51,633

UniCredit SpA
5.86%, 6/19/2032(a)(c)	150,000	165,692
5.46%, 6/30/2035(a)(c)	150,000	164,291
		559,134

Beverages – 0.1%

Primo Water Holdings, Inc.
4.38%, 4/30/2029(a)	60,000	59,539

Biotechnology – 0.1%

Grifols Escrow Issuer SA
4.75%, 10/15/2028(a)	60,000	60,975

Building Products – 0.4%

New Enterprise Stone & Lime Co., Inc.
9.75%, 7/15/2028(a)	10,000	10,742

SRM Escrow Issuer LLC
6.00%, 11/1/2028(a)	60,000	62,475

Standard Industries, Inc.
4.75%, 1/15/2028(a)	100,000	103,250
		176,467

Capital Markets – 1.8%

Advisor Group Holdings, Inc.
10.75%, 8/1/2027(a)	25,000	27,852

AG Issuer LLC
6.25%, 3/1/2028(a)	15,000	15,656

Aretec Escrow Issuer, Inc.
7.50%, 4/1/2029(a)	25,000	25,984

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	421

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Capital Markets – (continued)

Deutsche Bank AG
4.50%, 4/1/2025	$200,000	$214,714
3.73%, 1/14/2032(c)	200,000	205,290

Dresdner Funding Trust
I 8.15%, 6/30/2031(a)	100,000	141,870

MSCI, Inc.
4.00%, 11/15/2029(a)	125,000	130,937
3.88%, 2/15/2031(a)	150,000	154,944
		917,247

Chemicals – 1.3%

Avient Corp.
5.75%, 5/15/2025(a)	70,000	73,238

Axalta Coating Systems
LLC 3.38%, 2/15/2029(a)	150,000	143,222

Chemours Co. (The)
5.75%, 11/15/2028(a)	35,000	36,006

Cornerstone Chemical Co.
6.75%, 8/15/2024(a)	50,000	45,119

CVR Partners LP
6.13%, 6/15/2028(a)	30,000	31,088

Gates Global LLC
6.25%, 1/15/2026(a)	45,000	46,575

GPD Cos., Inc.
10.13%, 4/1/2026(a)	30,000	32,137

Illuminate Buyer LLC
9.00%, 7/1/2028(a)	25,000	27,037

Methanex Corp.
5.25%, 12/15/2029	30,000	31,837

SCIH Salt Holdings, Inc.
6.63%, 5/1/2029(a)	40,000	37,714

TPC Group, Inc.
10.50%, 8/1/2024(a)	60,000	54,694

Valvoline, Inc.
4.25%, 2/15/2030(a)	80,000	81,787

Venator Finance Sarl
5.75%, 7/15/2025(a)	25,000	23,399
		663,853

Commercial Services & Supplies – 2.4%

Allied Universal Holdco LLC
6.63%, 7/15/2026(a)	175,000	184,231
6.00%, 6/1/2029(a)	150,000	148,054

Investments	Principal Amount	Value

Commercial Services & Supplies – (continued)

Aptim Corp.
7.75%, 6/15/2025(a)	$30,000	$24,488

APX Group, Inc.
6.75%, 2/15/2027(a)	35,000	36,969
5.75%, 7/15/2029(a)	65,000	64,512

Aramark Services, Inc.
6.38%, 5/1/2025(a)	100,000	105,364
5.00%, 2/1/2028(a)	65,000	66,544

Garda World Security Corp.
4.63%, 2/15/2027(a)	20,000	19,826
9.50%, 11/1/2027(a)	70,000	75,687
6.00%, 6/1/2029(a)	30,000	29,372

GFL Environmental, Inc.
5.13%, 12/15/2026(a)	30,000	31,387

Interface, Inc.
5.50%, 12/1/2028(a)	50,000	51,939

Intrado Corp.
8.50%, 10/15/2025(a)	40,000	39,467

Nielsen Finance LLC
5.63%, 10/1/2028(a)	150,000	156,148
5.88%, 10/1/2030(a)	60,000	62,883
4.75%, 7/15/2031(a)	75,000	73,189

WASH Multifamily Acquisition, Inc.
5.75%, 4/15/2026(a)	45,000	46,575
		1,216,635

Communications Equipment – 0.8%

CommScope Technologies LLC
5.00%, 3/15/2027(a)	100,000	92,986

CommScope, Inc.
6.00%, 3/1/2026(a)	100,000	103,125
8.25%, 3/1/2027(a)	125,000	127,544
4.75%, 9/1/2029(a)	50,000	49,122
		372,777

Construction & Engineering – 0.6%

AECOM
5.13%, 3/15/2027	75,000	82,875

Artera Services LLC
9.03%, 12/4/2025(a)	55,000	58,795

Brand Industrial Services, Inc.
8.50%, 7/15/2025(a)	55,000	54,735

Cellnex Finance Co. SA
3.88%, 7/7/2041(a)	50,000	48,952

See Accompanying Notes to the Financial Statements.

422	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Construction & Engineering – (continued)

Pike Corp.
5.50%, 9/1/2028(a)	$30,000	$30,562
		275,919

Consumer Finance – 2.9%

Finance of America Funding LLC
7.88%, 11/15/2025(a)	25,000	24,107

Ford Motor Credit Co. LLC
5.13%, 6/16/2025	300,000	325,874
3.38%, 11/13/2025	275,000	282,838
4.00%, 11/13/2030	100,000	104,500

OneMain Finance Corp.
5.63%, 3/15/2023	100,000	105,297
6.13%, 3/15/2024	150,000	159,750
6.88%, 3/15/2025	225,000	251,437
3.50%, 1/15/2027	100,000	97,875
4.00%, 9/15/2030	100,000	97,256
		1,448,934

Containers & Packaging – 1.1%

Cascades, Inc.
5.38%, 1/15/2028(a)	60,000	62,850

Crown Americas LLC
4.75%, 2/1/2026	125,000	128,944
4.25%, 9/30/2026	75,000	80,016

Graphic Packaging International LLC
4.13%, 8/15/2024	60,000	63,485
3.50%, 3/1/2029(a)	60,000	59,475

Sealed Air Corp.
5.25%, 4/1/2023(a)	50,000	52,337
4.00%, 12/1/2027(a)	90,000	94,168
		541,275

Distributors – 0.2%

American Builders & Contractors Supply Co., Inc.
4.00%, 1/15/2028(a)	40,000	40,600
3.88%, 11/15/2029(a)	20,000	19,700

BCPE Empire Holdings, Inc.
7.63%, 5/1/2027(a)	35,000	34,708
		95,008

Investments	Principal Amount	Value

Diversified Consumer Services – 0.7%

Adtalem Global Education, Inc.
5.50%, 3/1/2028(a)	$60,000	$60,675

Service Corp. International
4.63%, 12/15/2027	75,000	78,750
3.38%, 8/15/2030	150,000	147,833

Signal Parent, Inc.
6.13%, 4/1/2029(a)	20,000	18,636

Sotheby’s
7.38%, 10/15/2027(a)	50,000	52,872
		358,766

Diversified Financial Services – 0.4%

Armor Holdco, Inc.
8.50%, 11/15/2029(a)(d)	25,000	25,341

CPI CG, Inc.
8.63%, 3/15/2026(a)	50,000	54,063

Sabre GLBL, Inc.
9.25%, 4/15/2025(a)	50,000	57,783
7.38%, 9/1/2025(a)	50,000	53,187
		190,374

Diversified Telecommunication Services – 5.3%

Altice France SA
5.13%, 7/15/2029(a)	105,000	102,394

CCO Holdings LLC
5.13%, 5/1/2027(a)	250,000	259,375
5.00%, 2/1/2028(a)	100,000	104,125
4.50%, 8/15/2030(a)	125,000	127,344
4.50%, 5/1/2032	300,000	301,801

Iliad Holding SAS
6.50%, 10/15/2026(a)	60,000	61,887
7.00%, 10/15/2028(a)	50,000	51,602

Level 3 Financing, Inc.
5.38%, 5/1/2025	60,000	61,485
4.63%, 9/15/2027(a)	150,000	153,938

Lumen Technologies, Inc.
5.63%, 4/1/2025	50,000	53,750
5.13%, 12/15/2026(a)	175,000	179,284
4.00%, 2/15/2027(a)	150,000	150,946

Sprint Capital Corp.
6.88%, 11/15/2028	155,000	196,445
8.75%, 3/15/2032	125,000	187,250

Switch Ltd.
3.75%, 9/15/2028(a)	80,000	79,700

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	423

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Diversified Telecommunication Services – (continued)

Telecom Italia Capital SA
6.38%, 11/15/2033	$150,000	$172,291

Telecom Italia SpA
5.30%, 5/30/2024(a)	100,000	106,625

Telesat Canada
6.50%, 10/15/2027(a)	25,000	20,332

Virgin Media Finance plc
5.00%, 7/15/2030(a)	175,000	174,228

Windstream Escrow LLC
7.75%, 8/15/2028(a)	80,000	84,718
		2,629,520

Electric Utilities – 0.4%

FirstEnergy Corp.
Series B, 4.40%, 7/15/2027(e)	90,000	97,709
Series C, 7.38%, 11/15/2031	50,000	68,241
Series C, 3.40%, 3/1/2050	45,000	44,752
		210,702

Electrical Equipment – 0.6%

Sensata Technologies BV
5.00%, 10/1/2025(a)	200,000	219,334
4.00%, 4/15/2029(a)	90,000	91,522
		310,856

Energy Equipment & Services – 1.6%

Archrock Partners LP
6.25%, 4/1/2028(a)	100,000	103,625

CGG SA
8.75%, 4/1/2027(a)	50,000	49,309

Nine Energy Service, Inc.
8.75%, 11/1/2023(a)	20,000	10,332

Precision Drilling Corp.
6.88%, 1/15/2029(a)	45,000	46,542

TechnipFMC plc
6.50%, 2/1/2026(a)	85,000	90,677

Tervita Corp.
11.00%, 12/1/2025(a)	23,000	26,480

Transocean Guardian Ltd.
5.88%, 1/15/2024(a)	50,250	49,078

Investments	Principal Amount	Value

Energy Equipment & Services – (continued)

Transocean Poseidon Ltd.
6.88%, 2/1/2027(a)	$100,000	$99,901

Transocean, Inc.
7.50%, 1/15/2026(a)	95,000	76,606
11.50%, 1/30/2027(a)	100,000	102,171
6.80%, 3/15/2038	30,000	18,000

USA Compression Partners LP
6.88%, 4/1/2026	90,000	93,150

Valaris Ltd.
8.25%, 4/30/2028(a)(b)	30,000	31,279

Weatherford International Ltd.
11.00%, 12/1/2024(a)	17,000	17,750
		814,900

Entertainment – 0.3%

Allen Media LLC
10.50%, 2/15/2028(a)	20,000	21,460

Lions Gate Capital Holdings LLC
5.50%, 4/15/2029(a)	60,000	61,425

Netflix, Inc.
5.88%, 11/15/2028	60,000	73,123
		156,008

Equity Real Estate Investment Trusts (REITs) – 3.8%

EPR Properties
5.25%, 7/15/2023	40,000	42,585
3.75%, 8/15/2029	110,000	113,098

HAT Holdings I LLC
3.38%, 6/15/2026(a)	140,000	138,952

Iron Mountain, Inc.
4.88%, 9/15/2027(a)	100,000	103,313
4.88%, 9/15/2029(a)	150,000	155,443
4.50%, 2/15/2031(a)	125,000	126,412

MGM Growth Properties Operating Partnership LP
3.88%, 2/15/2029(a)	50,000	53,014

MPT Operating Partnership LP
5.00%, 10/15/2027	150,000	157,950
3.50%, 3/15/2031	100,000	100,895

Park Intermediate Holdings LLC
5.88%, 10/1/2028(a)	60,000	62,775
4.88%, 5/15/2029(a)	60,000	60,826

See Accompanying Notes to the Financial Statements.

424	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

SBA Communications Corp.
3.88%, 2/15/2027	$200,000	$206,506
3.13%, 2/1/2029(a)	75,000	72,094

VICI Properties LP
3.50%, 2/15/2025(a)	100,000	101,875
4.25%, 12/1/2026(a)	175,000	181,946
3.75%, 2/15/2027(a)	80,000	82,300
4.13%, 8/15/2030(a)	125,000	131,406
		1,891,390

Food & Staples Retailing – 0.6%

Rite Aid Corp.
8.00%, 11/15/2026(a)	125,000	125,826

United Natural Foods, Inc.
6.75%, 10/15/2028(a)	30,000	32,513

US Foods, Inc.
6.25%, 4/15/2025(a)	75,000	78,469
4.75%, 2/15/2029(a)	70,000	70,911
		307,719

Food Products – 3.7%

JBS USA LUX SA
6.50%, 4/15/2029(a)	45,000	49,838
5.50%, 1/15/2030(a)	40,000	43,850

Kraft Heinz Foods Co.
3.00%, 6/1/2026	275,000	287,801
4.25%, 3/1/2031	275,000	310,942
5.20%, 7/15/2045	225,000	286,327
4.38%, 6/1/2046	525,000	610,528

Lamb Weston Holdings, Inc.
4.88%, 11/1/2026(a)	160,000	164,325
4.88%, 5/15/2028(a)	80,000	85,949
		1,839,560

Gas Utilities – 0.5%

AmeriGas Partners LP
5.63%, 5/20/2024	75,000	81,094
5.88%, 8/20/2026	100,000	111,625

Suburban Propane Partners LP
5.00%, 6/1/2031(a)	60,000	61,575
		254,294

Investments	Principal Amount	Value

Health Care Equipment & Supplies – 0.4%

Hologic, Inc.
3.25%, 2/15/2029(a)	$100,000	$99,312

Mozart Debt Merger Sub, Inc.
3.88%, 4/1/2029(a)	90,000	89,727
5.25%, 10/1/2029(a)	30,000	30,488
		219,527

Health Care Providers & Services – 6.6%

Acadia Healthcare Co., Inc.
5.00%, 4/15/2029(a)	70,000	71,488

AHP Health Partners, Inc.
5.75%, 7/15/2029(a)	50,000	50,312

Air Methods Corp.
8.00%, 5/15/2025(a)	30,000	22,997

Akumin, Inc.
7.00%, 11/1/2025(a)	50,000	47,828

Centene Corp.
4.25%, 12/15/2027	275,000	288,406
4.63%, 12/15/2029	300,000	324,000
3.00%, 10/15/2030	475,000	483,403

Community Health Systems, Inc.
5.63%, 3/15/2027(a)	60,000	62,862

DaVita, Inc.
4.63%, 6/1/2030(a)	275,000	276,708

Encompass Health Corp.
4.50%, 2/1/2028	80,000	81,548
4.75%, 2/1/2030	100,000	102,629

Envision Healthcare Corp.
8.75%, 10/15/2026(a)	75,000	50,664

Global Medical Response, Inc.
6.50%, 10/1/2025(a)	35,000	34,714

HCA, Inc.
5.88%, 5/1/2023	250,000	267,500
5.38%, 2/1/2025	175,000	194,906
5.63%, 9/1/2028	125,000	146,654
3.50%, 9/1/2030	400,000	421,130

Radiology Partners, Inc.
9.25%, 2/1/2028(a)	40,000	42,467

RegionalCare Hospital Partners Holdings, Inc.
9.75%, 12/1/2026(a)	110,000	116,187

Surgery Center Holdings, Inc.
10.00%, 4/15/2027(a)	30,000	32,243

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	425

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Health Care Providers & Services – (continued)

Team Health Holdings, Inc.
6.38%, 2/1/2025(a)	$40,000	$35,466

Tenet Healthcare Corp.
4.88%, 1/1/2026(a)	40,000	41,050
6.13%, 10/1/2028(a)	35,000	36,792

US Renal Care, Inc.
10.63%, 7/15/2027(a)	30,000	31,154
		3,263,108

Hotels, Restaurants & Leisure – 7.7%

1011778 BC ULC
4.00%, 10/15/2030(a)	40,000	38,800

Caesars Entertainment, Inc.
6.25%, 7/1/2025(a)	200,000	210,620
8.13%, 7/1/2027(a)	125,000	140,163

Caesars Resort Collection LLC
5.75%, 7/1/2025(a)	55,000	57,860

Carnival Corp.
5.75%, 3/1/2027(a)	75,000	76,429
4.00%, 8/1/2028(a)	25,000	25,031

CEC Entertainment LLC
6.75%, 5/1/2026(a)	35,000	35,033

Cedar Fair LP
5.38%, 6/1/2024	75,000	75,656

Dave & Buster’s, Inc.
7.63%, 11/1/2025(a)	30,000	32,253

Golden Nugget, Inc.
6.75%, 10/15/2024(a)	75,000	75,281

Hilton Domestic Operating Co., Inc.
5.75%, 5/1/2028(a)	100,000	107,500
4.00%, 5/1/2031(a)	100,000	100,606
3.63%, 2/15/2032(a)	185,000	180,726

Hilton Worldwide Finance LLC
4.88%, 4/1/2027	100,000	103,600

International Game Technology plc
4.13%, 4/15/2026(a)	200,000	205,750

IRB Holding Corp.
7.00%, 6/15/2025(a)	40,000	42,300
6.75%, 2/15/2026(a)	25,000	25,594

Life Time, Inc.
8.00%, 4/15/2026(a)	25,000	26,291

Investments	Principal Amount	Value

Hotels, Restaurants & Leisure – (continued)

MGM Resorts International
6.00%, 3/15/2023	$150,000	$158,470
5.75%, 6/15/2025	100,000	108,125
4.75%, 10/15/2028	100,000	104,071

Mohegan Gaming & Entertainment
8.00%, 2/1/2026(a)	65,000	66,950

Peninsula Pacific Entertainment LLC
8.50%, 11/15/2027(a)	65,000	69,453

Powdr Corp.
6.00%, 8/1/2025(a)	30,000	31,433

Royal Caribbean Cruises Ltd.
9.13%, 6/15/2023(a)	125,000	135,879
11.50%, 6/1/2025(a)	225,000	255,938
4.25%, 7/1/2026(a)	125,000	121,406
5.50%, 4/1/2028(a)	135,000	137,531

Six Flags Entertainment Corp.
5.50%, 4/15/2027(a)	150,000	155,437

Sizzling Platter LLC
8.50%, 11/28/2025(a)	20,000	20,133

TKC Holdings, Inc.
6.88%, 5/15/2028(a)	25,000	25,730
10.50%, 5/15/2029(a)	40,000	43,266

Vail Resorts, Inc.
6.25%, 5/15/2025(a)	45,000	47,455

Viking Cruises Ltd.
6.25%, 5/15/2025(a)	50,000	49,827

Wynn Las Vegas LLC
5.50%, 3/1/2025(a)	130,000	132,275
5.25%, 5/15/2027(a)	55,000	55,756

Wynn Resorts Finance LLC
5.13%, 10/1/2029(a)	80,000	80,500

Yum! Brands, Inc.
3.88%, 11/1/2023	100,000	104,625
4.75%, 1/15/2030(a)	50,000	53,563
3.63%, 3/15/2031	175,000	173,180
4.63%, 1/31/2032	150,000	156,562
		3,847,058

Household Durables – 1.8%

Century Communities, Inc.
6.75%, 6/1/2027	50,000	53,152

Empire Communities Corp.
7.00%, 12/15/2025(a)	50,000	51,813

See Accompanying Notes to the Financial Statements.

426	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Household Durables – (continued)

KB Home
6.88%, 6/15/2027	$100,000	$118,231

Newell Brands, Inc.
4.70%, 4/1/2026(e)	230,000	252,169
6.00%, 4/1/2046(e)	40,000	50,293

Taylor Morrison Communities, Inc.
5.88%, 6/15/2027(a)	140,000	156,808

Tempur Sealy International, Inc.
4.00%, 4/15/2029(a)	60,000	61,033

Toll Brothers Finance Corp.
4.88%, 3/15/2027	150,000	166,688
		910,187

Household Products – 0.4%

Energizer Holdings, Inc.
4.38%, 3/31/2029(a)	80,000	76,760

Spectrum Brands, Inc.
5.00%, 10/1/2029(a)	125,000	133,594
		210,354

Independent Power and Renewable Electricity Producers – 0.3%

Clearway Energy Operating LLC
3.75%, 2/15/2031(a)	150,000	148,691

Insurance – 1.7%

Acrisure LLC
7.00%, 11/15/2025(a)	90,000	91,012
4.25%, 2/15/2029(a)	60,000	57,975

Alliant Holdings Intermediate LLC
4.25%, 10/15/2027(a)	30,000	29,963
6.75%, 10/15/2027(a)	75,000	77,531

AssuredPartners, Inc.
7.00%, 8/15/2025(a)	30,000	30,450

BroadStreet Partners, Inc.
5.88%, 4/15/2029(a)	25,000	24,602

Genworth Holdings, Inc.
4.80%, 2/15/2024	70,000	71,656
6.50%, 6/15/2034	20,000	20,850

GTCR AP Finance, Inc.
8.00%, 5/15/2027(a)	60,000	63,225

HUB International Ltd.
7.00%, 5/1/2026(a)	125,000	129,062

Investments	Principal Amount	Value

Insurance – (continued)

Liberty Mutual Group, Inc.
4.30%, 2/1/2061(a)	$100,000	$93,399

NFP Corp.
6.88%, 8/15/2028(a)	125,000	127,185

USI, Inc.
6.88%, 5/1/2025(a)	50,000	50,812
		867,722

Interactive Media & Services – 0.2%

Twitter, Inc.
3.88%, 12/15/2027(a)	55,000	57,912

Ziff Davis, Inc.
4.63%, 10/15/2030(a)	53,000	55,584
		113,496

Internet & Direct Marketing Retail – 0.3%

Go Daddy Operating Co. LLC
3.50%, 3/1/2029(a)	90,000	87,187

Photo Holdings Merger Sub, Inc.
8.50%, 10/1/2026(a)	45,000	47,310
		134,497

IT Services – 1.5%

Ahead DB Holdings LLC
6.63%, 5/1/2028(a)	20,000	20,427

Austin BidCo, Inc.
7.13%, 12/15/2028(a)	50,000	51,705

Black Knight InfoServ LLC
3.63%, 9/1/2028(a)	60,000	59,775

Endure Digital, Inc.
6.00%, 2/15/2029(a)	60,000	55,303

Exela Intermediate LLC
10.00%, 7/15/2023(a)	55,000	46,150

Gartner, Inc.
3.63%, 6/15/2029(a)	150,000	150,938

ION Trading Technologies Sarl
5.75%, 5/15/2028(a)	50,000	51,312

Northwest Fiber LLC
10.75%, 6/1/2028(a)	50,000	55,077

Presidio Holdings, Inc.
8.25%, 2/1/2028(a)	50,000	53,190

Square, Inc.
2.75%, 6/1/2026(a)	60,000	60,735
3.50%, 6/1/2031(a)	60,000	61,575

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	427

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

IT Services – (continued)

Twilio, Inc.
3.63%, 3/15/2029	$90,000	$91,012
		757,199

Leisure Products – 0.4%

Mattel, Inc.
3.75%, 4/1/2029(a)	160,000	166,408
5.45%, 11/1/2041	25,000	29,533
		195,941

Machinery – 0.2%

JPW Industries Holding Corp.
9.00%, 10/1/2024(a)	50,000	52,247

Maxim Crane Works Holdings Capital LLC
10.13%, 8/1/2024(a)	1,000	1,030

Terex Corp.
5.00%, 5/15/2029(a)	45,000	45,956
		99,233

Media – 5.3%

Altice Financing SA
5.75%, 8/15/2029(a)	100,000	98,500

Beasley Mezzanine Holdings LLC
8.63%, 2/1/2026(a)	50,000	50,372

Clear Channel Outdoor Holdings, Inc.
7.75%, 4/15/2028(a)	80,000	82,956
7.50%, 6/1/2029(a)	65,000	66,585

Clear Channel Worldwide Holdings, Inc.
5.13%, 8/15/2027(a)	100,000	102,745

CSC Holdings LLC
5.75%, 1/15/2030(a)	60,000	59,277

Cumulus Media New Holdings, Inc.
6.75%, 7/1/2026(a)	25,000	26,031

DIRECTV Holdings LLC
5.88%, 8/15/2027(a)	25,000	25,948

DISH DBS Corp.
5.88%, 11/15/2024	15,000	15,994
7.75%, 7/1/2026	20,000	22,250

iHeartCommunications, Inc.
8.38%, 5/1/2027	150,000	159,937
5.25%, 8/15/2027(a)	150,000	153,392

Investments	Principal Amount	Value

Media – (continued)

Lamar Media Corp.
3.75%, 2/15/2028	$35,000	$35,422
4.00%, 2/15/2030	70,000	71,156

News Corp.
3.88%, 5/15/2029(a)	60,000	60,975

Nexstar Media, Inc.
5.63%, 7/15/2027(a)	30,000	31,687

Outfront Media Capital LLC
5.00%, 8/15/2027(a)	80,000	81,700
4.63%, 3/15/2030(a)	40,000	40,038

Sirius XM Radio, Inc.
5.00%, 8/1/2027(a)	150,000	156,937
4.00%, 7/15/2028(a)	200,000	201,490
4.13%, 7/1/2030(a)	150,000	149,239

Spanish Broadcasting System, Inc.
9.75%, 3/1/2026(a)	15,000	15,680

Summer BC Bidco B LLC
5.50%, 10/31/2026(a)	25,000	25,469

TEGNA, Inc.
4.63%, 3/15/2028	160,000	161,600
5.00%, 9/15/2029	85,000	86,162

Terrier Media Buyer, Inc.
8.88%, 12/15/2027(a)	55,000	58,249

Townsquare Media, Inc.
6.88%, 2/1/2026(a)	30,000	31,388

Univision Communications, Inc.
5.13%, 2/15/2025(a)	100,000	101,625
6.63%, 6/1/2027(a)	85,000	92,060

UPC Holding BV
5.50%, 1/15/2028(a)	100,000	103,625

Urban One, Inc.
7.38%, 2/1/2028(a)	45,000	47,297

Videotron Ltd.
5.13%, 4/15/2027(a)	150,000	155,250

Ziggo Bond Co. BV
5.13%, 2/28/2030(a)	50,000	50,666
		2,621,702

Metals & Mining – 2.0%

Baffinland Iron Mines Corp.
8.75%, 7/15/2026(a)	75,000	79,564

Cleveland-Cliffs, Inc.
6.75%, 3/15/2026(a)	25,000	26,656
4.63%, 3/1/2029(a)	25,000	25,844

See Accompanying Notes to the Financial Statements.

428	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Metals & Mining – (continued)

Freeport-McMoRan, Inc.
3.88%, 3/15/2023	$250,000	$257,813
5.00%, 9/1/2027	125,000	130,531
4.63%, 8/1/2030	150,000	161,813
5.45%, 3/15/2043	150,000	188,887

Hudbay Minerals, Inc.
4.50%, 4/1/2026(a)	35,000	34,957
6.13%, 4/1/2029(a)	35,000	36,881

Taseko Mines Ltd.
7.00%, 2/15/2026(a)	25,000	25,875

TMS International Corp.
6.25%, 4/15/2029(a)	20,000	20,675
		989,496

Mortgage Real Estate Investment Trusts (REITs) – 0.2%

Apollo Commercial Real Estate Finance, Inc.
4.63%, 6/15/2029(a)	30,000	28,913

New Residential Investment Corp.
6.25%, 10/15/2025(a)	45,000	45,071
		73,984

Multiline Retail – 0.6%

Macy’s Retail Holdings LLC
5.88%, 4/1/2029(a)	125,000	133,371
4.50%, 12/15/2034	90,000	88,173
5.13%, 1/15/2042	10,000	9,364

Nordstrom, Inc.
5.00%, 1/15/2044	70,000	69,344
		300,252

Oil, Gas & Consumable Fuels – 11.3%

Aethon United BR LP
8.25%, 2/15/2026(a)	40,000	43,018

Antero Resources Corp.
7.63%, 2/1/2029(a)	125,000	138,531

Ascent Resources Utica Holdings LLC
8.25%, 12/31/2028(a)	90,000	98,266

Baytex Energy Corp.
8.75%, 4/1/2027(a)	50,000	53,463

Blue Racer Midstream LLC
6.63%, 7/15/2026(a)	50,000	51,892

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

Buckeye Partners LP
3.95%, 12/1/2026	$90,000	$92,378
4.50%, 3/1/2028(a)	130,000	128,537

Calumet Specialty Products Partners LP
7.75%, 4/15/2023	75,000	74,534

Cheniere Energy Partners LP
4.50%, 10/1/2029	115,000	122,927
4.00%, 3/1/2031(a)	115,000	119,746
3.25%, 1/31/2032(a)	40,000	39,698

Cheniere Energy, Inc.
4.63%, 10/15/2028	75,000	78,746

Citgo Holding, Inc.
9.25%, 8/1/2024(a)	90,000	91,492

CITGO Petroleum Corp.
7.00%, 6/15/2025(a)	100,000	103,185

Colgate Energy Partners III LLC
5.88%, 7/1/2029(a)	45,000	46,125

CQP Holdco LP
5.50%, 6/15/2031(a)	125,000	130,156

Crestwood Midstream Partners LP
5.63%, 5/1/2027(a)	100,000	102,509

CrownRock LP
5.63%, 10/15/2025(a)	65,000	66,544
5.00%, 5/1/2029(a)	50,000	51,562

DCP Midstream Operating LP
5.38%, 7/15/2025	50,000	55,312
5.13%, 5/15/2029	100,000	113,377
5.85%, 5/21/2043(a)(c)	30,000	28,032

Delek Logistics Partners LP
7.13%, 6/1/2028(a)	30,000	31,463

DT Midstream, Inc.
4.13%, 6/15/2029(a)	55,000	55,462

Encino Acquisition Partners Holdings LLC
8.50%, 5/1/2028(a)	40,000	41,870

Endeavor Energy Resources LP
6.63%, 7/15/2025(a)	45,000	47,510
5.75%, 1/30/2028(a)	75,000	78,844

Energy Ventures Gom LLC
11.75%, 4/15/2026(a)	23,000	23,902

Enviva Partners LP
6.50%, 1/15/2026(a)	50,000	51,776

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	429

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

EQM Midstream Partners LP
5.50%, 7/15/2028	$125,000	$137,835

EQT Corp.
6.63%, 2/1/2025(e)	125,000	140,781
3.90%, 10/1/2027	125,000	133,531
3.63%, 5/15/2031(a)	75,000	76,688

Genesis Energy LP
8.00%, 1/15/2027	175,000	176,097

Global Partners LP
7.00%, 8/1/2027	45,000	46,969

Gran Tierra Energy, Inc.
7.75%, 5/23/2027(a)	30,000	27,952

Great Western Petroleum LLC
12.00%, 9/1/2025(a)	15,000	15,257

Harvest Midstream I LP
7.50%, 9/1/2028(a)	45,000	47,323

Hess Midstream Operations LP
5.13%, 6/15/2028(a)	80,000	83,196

Hilcorp Energy I LP
6.25%, 11/1/2028(a)	110,000	113,042

Holly Energy Partners LP
5.00%, 2/1/2028(a)	40,000	40,145

Independence Energy Finance LLC
7.25%, 5/1/2026(a)	30,000	31,238

ITT Holdings LLC
6.50%, 8/1/2029(a)	70,000	70,452

MEG Energy Corp.
7.13%, 2/1/2027(a)	170,000	178,713

Moss Creek Resources Holdings, Inc.
7.50%, 1/15/2026(a)	90,000	82,029

Murphy Oil Corp.
5.88%, 12/1/2027	35,000	36,487

NGL Energy Operating LLC
7.50%, 2/1/2026(a)	100,000	101,550

NGL Energy Partners LP
7.50%, 11/1/2023	50,000	48,076
6.13%, 3/1/2025	50,000	42,569

Northriver Midstream Finance LP
5.63%, 2/15/2026(a)	50,000	51,736

NuStar Logistics LP
5.75%, 10/1/2025	60,000	64,275
6.38%, 10/1/2030	60,000	65,841

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

Occidental Petroleum Corp.
6.95%, 7/1/2024	$60,000	$67,575
2.90%, 8/15/2024	175,000	178,491
6.63%, 9/1/2030	125,000	153,112
6.45%, 9/15/2036	185,000	235,681
4.20%, 3/15/2048	125,000	122,001

Parkland Corp.
4.50%, 10/1/2029(a)	90,000	90,675

PBF Logistics LP
6.88%, 5/15/2023	30,000	29,126

Renewable Energy Group, Inc.
5.88%, 6/1/2028(a)	40,000	42,100

Rockies Express Pipeline LLC
4.95%, 7/15/2029(a)	80,000	85,700

Strathcona Resources Ltd.
6.88%, 8/1/2026(a)	30,000	29,873

Sunnova Energy Corp.
5.88%, 9/1/2026(a)	20,000	20,325

Sunoco LP
6.00%, 4/15/2027	100,000	104,875

Tallgrass Energy Partners LP
7.50%, 10/1/2025(a)	50,000	54,125
6.00%, 12/31/2030(a)	85,000	85,125

Teine Energy Ltd.
6.88%, 4/15/2029(a)	50,000	51,077

Vine Energy Holdings LLC
6.75%, 4/15/2029(a)	55,000	59,125

Western Midstream Operating LP
4.35%, 2/1/2025(e)	75,000	78,656
5.30%, 2/1/2030(e)	125,000	137,188
		5,597,469

Paper & Forest Products – 0.2%

Mercer International, Inc.
5.13%, 2/1/2029	95,000	94,570

Personal Products – 0.4%

Avon Products, Inc.
6.50%, 3/15/2023(e)	60,000	63,300
8.45%, 3/15/2043(e)	15,000	18,772

Coty, Inc.
5.00%, 4/15/2026(a)	70,000	71,837
6.50%, 4/15/2026(a)	45,000	46,294
		200,203

See Accompanying Notes to the Financial Statements.

430	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Pharmaceuticals – 3.3%

Bausch Health Americas, Inc.
8.50%, 1/31/2027(a)	$250,000	$265,625

Bausch Health Cos., Inc.
6.13%, 4/15/2025(a)	550,000	560,873
5.00%, 1/30/2028(a)	100,000	92,500
4.88%, 6/1/2028(a)	125,000	128,438
6.25%, 2/15/2029(a)	155,000	150,394
5.25%, 1/30/2030(a)	225,000	203,202

Endo Dac
9.50%, 7/31/2027(a)	20,000	19,882
6.00%, 6/30/2028(a)	50,000	34,965

Lannett Co., Inc.
7.75%, 4/15/2026(a)	25,000	23,105

Organon & Co.
5.13%, 4/30/2031(a)	50,000	51,634

P&L Development LLC
7.75%, 11/15/2025(a)	25,000	25,635

Par Pharmaceutical, Inc.
7.50%, 4/1/2027(a)	50,000	50,518

Perrigo Finance Unlimited Co.
4.90%, 12/15/2044	25,000	24,778
		1,631,549

Professional Services – 0.2%

AMN Healthcare, Inc.
4.63%, 10/1/2027(a)	50,000	51,438

CoreLogic, Inc.
4.50%, 5/1/2028(a)	40,000	39,573
		91,011

Real Estate Management & Development – 0.9%

Howard Hughes Corp. (The)
5.38%, 8/1/2028(a)	75,000	78,750
4.38%, 2/1/2031(a)	75,000	75,121

Kennedy-Wilson, Inc.
4.75%, 3/1/2029	50,000	51,062
5.00%, 3/1/2031	50,000	51,188

Realogy Group LLC
7.63%, 6/15/2025(a)	90,000	96,273
5.75%, 1/15/2029(a)	75,000	77,812
		430,206

Investments	Principal Amount	Value

Road & Rail – 0.9%

First Student Bidco, Inc.
4.00%, 7/31/2029(a)	$45,000	$44,044

NESCO Holdings II, Inc.
5.50%, 4/15/2029(a)	50,000	50,687

Uber Technologies, Inc.
7.50%, 5/15/2025(a)	75,000	80,042
7.50%, 9/15/2027(a)	95,000	104,034
6.25%, 1/15/2028(a)	75,000	80,629

XPO Logistics, Inc.
6.25%, 5/1/2025(a)	75,000	79,102
		438,538

Semiconductors & Semiconductor Equipment – 0.3%

Microchip Technology, Inc.
4.25%, 9/1/2025	90,000	93,634

ON Semiconductor Corp.
3.88%, 9/1/2028(a)	55,000	55,688
		149,322

Software – 1.8%

Boxer Parent Co., Inc.
7.13%, 10/2/2025(a)	50,000	53,312

Camelot Finance SA
4.50%, 11/1/2026(a)	40,000	41,515

Castle US Holding Corp.
9.50%, 2/15/2028(a)	50,000	52,492

Change Healthcare Holdings LLC
5.75%, 3/1/2025(a)	80,000	80,700

Crowdstrike Holdings, Inc.
3.00%, 2/15/2029	60,000	59,325

Elastic NV
4.13%, 7/15/2029(a)	45,000	44,826

LogMeIn, Inc.
5.50%, 9/1/2027(a)	55,000	55,118

NortonLifeLock, Inc.
5.00%, 4/15/2025(a)	85,000	85,744

Nuance Communications, Inc.
5.63%, 12/15/2026	40,000	41,325

Open Text Corp.
5.88%, 6/1/2026(a)	75,000	77,531

Open Text Holdings, Inc.
4.13%, 2/15/2030(a)	125,000	127,231

PTC, Inc.
4.00%, 2/15/2028(a)	60,000	60,900

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	431

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Software – (continued)

Rocket Software, Inc.
6.50%, 2/15/2029(a)	$35,000	$33,484

Veritas US, Inc.
7.50%, 9/1/2025(a)	95,000	98,563
		912,066

Specialty Retail – 3.1%

99 Escrow Issuer, Inc.
7.50%, 1/15/2026(a)	20,000	18,031

Ambience Merger Sub, Inc.
4.88%, 7/15/2028(a)	30,000	29,492
7.13%, 7/15/2029(a)	50,000	48,260

Bath & Body Works, Inc.
9.38%, 7/1/2025(a)	75,000	93,094
5.25%, 2/1/2028	60,000	64,755
6.63%, 10/1/2030(a)	75,000	84,076
6.88%, 11/1/2035	150,000	182,433

BCPE Ulysses Intermediate, Inc.
7.75%, 4/1/2027(a)(b)	25,000	24,135

Carvana Co.
5.50%, 4/15/2027(a)	125,000	126,094

Gap, Inc. (The)
3.63%, 10/1/2029(a)	25,000	24,531
3.88%, 10/1/2031(a)	25,000	24,531

LBM Acquisition LLC
6.25%, 1/15/2029(a)	50,000	48,635

LSF9 Atlantis Holdings LLC
7.75%, 2/15/2026(a)	60,000	60,910

Michaels Cos., Inc. (The)
5.25%, 5/1/2028(a)	65,000	65,735
7.88%, 5/1/2029(a)	90,000	91,034

Park River Holdings, Inc.
5.63%, 2/1/2029(a)	40,000	37,373

Penske Automotive Group, Inc.
3.75%, 6/15/2029	80,000	79,661

Sally Holdings LLC
5.63%, 12/1/2025	50,000	51,062

Specialty Building Products Holdings LLC
6.38%, 9/30/2026(a)	50,000	52,125

SRS Distribution, Inc.
6.13%, 7/1/2029(a)	60,000	61,800

Staples, Inc.
7.50%, 4/15/2026(a)	115,000	116,320
10.75%, 4/15/2027(a)	60,000	57,397

Investments	Principal Amount	Value

Specialty Retail – (continued)

Victoria’s Secret & Co.
4.63%, 7/15/2029(a)	$50,000	$50,282

White Cap Buyer LLC
6.88%, 10/15/2028(a)	35,000	36,091

White Cap Parent LLC
8.25%, 3/15/2026(a)(b)	15,000	15,188
		1,543,045

Technology Hardware, Storage & Peripherals – 1.1%

Dell, Inc.
7.10%, 4/15/2028	25,000	32,257
6.50%, 4/15/2038	30,000	39,835
5.40%, 9/10/2040	30,000	36,136

Western Digital Corp.
4.75%, 2/15/2026	175,000	192,062

Xerox Corp.
4.38%, 3/15/2023(e)	75,000	77,469
6.75%, 12/15/2039	30,000	32,681

Xerox Holdings Corp.
5.00%, 8/15/2025(a)	75,000	78,000
5.50%, 8/15/2028(a)	75,000	75,938
		564,378

Textiles, Apparel & Luxury Goods – 0.1%

Eagle Intermediate Global Holding BV
7.50%, 5/1/2025(a)	50,000	48,083

Thrifts & Mortgage Finance – 1.2%

Enact Holdings, Inc.
6.50%, 8/15/2025(a)	30,000	32,887

Freedom Mortgage Corp.
8.13%, 11/15/2024(a)	50,000	50,549
7.63%, 5/1/2026(a)	80,000	78,142

LD Holdings Group LLC
6.50%, 11/1/2025(a)	30,000	29,454

MGIC Investment Corp.
5.25%, 8/15/2028	100,000	106,510

Nationstar Mortgage Holdings, Inc.
5.50%, 8/15/2028(a)	75,000	76,784
5.13%, 12/15/2030(a)	75,000	75,693

PennyMac Financial Services, Inc.
4.25%, 2/15/2029(a)	80,000	75,500

See Accompanying Notes to the Financial Statements.

432	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Thrifts & Mortgage Finance – (continued)

United Wholesale Mortgage LLC
5.50%, 11/15/2025(a)	$45,000	$44,839
		570,358

Trading Companies & Distributors – 1.9%

Ahern Rentals, Inc.
7.38%, 5/15/2023(a)	30,000	28,800

Boise Cascade Co.
4.88%, 7/1/2030(a)	30,000	31,538

Brightstar Escrow Corp.
9.75%, 10/15/2025(a)	25,000	26,781

Fortress Transportation and Infrastructure Investors LLC
9.75%, 8/1/2027(a)	100,000	112,750
5.50%, 5/1/2028(a)	30,000	30,112

Foundation Building Materials, Inc.
6.00%, 3/1/2029(a)	25,000	24,164

Imola Merger Corp.
4.75%, 5/15/2029(a)	110,000	113,157

United Rentals North America, Inc.
4.88%, 1/15/2028	150,000	158,520
5.25%, 1/15/2030	100,000	108,375
3.88%, 2/15/2031	75,000	75,649

WESCO Distribution, Inc.
7.13%, 6/15/2025(a)	100,000	106,125
7.25%, 6/15/2028(a)	100,000	110,416
		926,387

Water Utilities – 0.1%

Solaris Midstream Holdings LLC
7.63%, 4/1/2026(a)	50,000	52,797

Wireless Telecommunication Services – 5.2%

Ligado Networks LLC
+ 0.00%), 15.50%, 11/1/2023(a)(b)(f)	180,000	148,421
17.50%, 5/1/2024(a)(b)	60,000	35,651

Sprint Communications, Inc.
6.00%, 11/15/2022	150,000	157,535

Sprint Corp.
7.88%, 9/15/2023	450,000	499,500
7.13%, 6/15/2024	155,000	175,344
7.63%, 3/1/2026	125,000	150,000

Investments	Principal Amount	Value

Wireless Telecommunication Services – (continued)

T-Mobile USA, Inc.
2.63%, 4/15/2026	$200,000	$203,276
4.75%, 2/1/2028	200,000	211,250
3.50%, 4/15/2031	325,000	336,815

Vmed O2 UK Financing I plc
4.25%, 1/31/2031(a)	100,000	97,495
4.75%, 7/15/2031(a)	175,000	176,094

Vodafone Group plc
7.00%, 4/4/2079(c)	250,000	302,601
5.12%, 6/4/2081(c)	110,000	112,817
		2,606,799
Total Corporate Bonds (Cost $49,230,381)		48,820,616
Total Investments – 98.1% (Cost $49,230,381)		48,820,616

Other assets less liabilities – 1.9%		946,019
NET ASSETS – 100.0%		$49,766,635

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(b)	Payment in-kind security.

(c)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(d)

Security fair valued as of October 31, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2021 amounted to $25,341, which represents approximately 0.05% of net assets of the Fund.

(e)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2021.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2021.

Percentages shown are based on Net Assets.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	433

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$82,264
Aggregate gross unrealized depreciation	(521,272)
Net unrealized depreciation	$(439,008)
Federal income tax cost	$49,259,624

Security Type	% of Net Assets
Corporate Bonds	98.1%
Others(1)	1.9
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

434	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund

October 31, 2021

Investments	Principal Amount	Value

CORPORATE BONDS – 97.2%

Air Freight & Logistics – 0.7%

United Parcel Service, Inc.
2.20%, 9/1/2024	$200,000	$207,676
5.30%, 4/1/2050	100,000	148,934
		356,610

Automobiles – 0.8%

General Motors Co.
6.80%, 10/1/2027	200,000	246,680
5.95%, 4/1/2049	100,000	135,969
		382,649

Banks – 16.4%

Banco Santander SA
2.75%, 5/28/2025	200,000	207,960
2.75%, 12/3/2030	200,000	196,533

Bank of America Corp.
3.46%, 3/15/2025(a)	200,000	210,866
3.09%, 10/1/2025(a)	200,000	210,356
1.73%, 7/22/2027(a)	200,000	198,809
3.42%, 12/20/2028(a)	200,000	214,016
4.27%, 7/23/2029(a)	150,000	168,867
2.69%, 4/22/2032(a)	200,000	202,777
6.11%, 1/29/2037	200,000	270,582
2.68%, 6/19/2041(a)	100,000	96,508

Barclays plc
3.93%, 5/7/2025(a)	200,000	212,767
5.20%, 5/12/2026	200,000	226,285
4.97%, 5/16/2029(a)	200,000	231,311

Citigroup, Inc.
3.35%, 4/24/2025(a)	250,000	263,437
3.11%, 4/8/2026(a)	150,000	158,061
3.20%, 10/21/2026	150,000	159,537
4.45%, 9/29/2027	150,000	168,334
4.41%, 3/31/2031(a)	150,000	172,104
2.57%, 6/3/2031(a)	150,000	151,426
8.13%, 7/15/2039	100,000	169,788
4.75%, 5/18/2046	100,000	126,920
4.65%, 7/23/2048	50,000	65,702

HSBC Holdings plc
3.80%, 3/11/2025(a)	200,000	211,781
4.30%, 3/8/2026	200,000	220,444
4.29%, 9/12/2026(a)	200,000	217,982
4.58%, 6/19/2029(a)	200,000	226,108

Investments	Principal Amount	Value

Banks – (continued)
2.80%, 5/24/2032(a)	$200,000	$201,610
6.50%, 9/15/2037	150,000	207,479

ING Groep NV
4.05%, 4/9/2029	200,000	225,842

JPMorgan Chase & Co.
3.80%, 7/23/2024(a)	100,000	105,140
3.88%, 9/10/2024	150,000	161,339
1.58%, 4/22/2027(a)	200,000	198,188
3.78%, 2/1/2028(a)	200,000	218,134
4.45%, 12/5/2029(a)	150,000	171,381
2.74%, 10/15/2030(a)	150,000	153,911
4.49%, 3/24/2031(a)	150,000	174,160
2.58%, 4/22/2032(a)	100,000	100,988
5.60%, 7/15/2041	100,000	137,963
5.63%, 8/16/2043	100,000	138,560

Mitsubishi UFJ Financial Group, Inc.
3.46%, 3/2/2023	200,000	207,564
2.19%, 2/25/2025	200,000	205,468
2.31%, 7/20/2032(a)	200,000	196,320

Royal Bank of Canada
2.55%, 7/16/2024	100,000	104,192
1.15%, 6/10/2025	200,000	199,072
		8,066,572

Beverages – 2.7%

Anheuser-Busch Cos. LLC
3.65%, 2/1/2026	100,000	108,764
4.70%, 2/1/2036	100,000	121,160

Anheuser-Busch InBev Worldwide, Inc.
4.75%, 1/23/2029	100,000	117,523
5.45%, 1/23/2039	100,000	131,377
5.55%, 1/23/2049	300,000	420,933

PepsiCo, Inc.
2.25%, 3/19/2025	100,000	104,061
2.63%, 7/29/2029	100,000	105,714
3.50%, 3/19/2040	200,000	228,258
		1,337,790

Biotechnology – 1.0%

Amgen, Inc.
1.90%, 2/21/2025	100,000	102,238
1.65%, 8/15/2028	100,000	97,083
4.66%, 6/15/2051	200,000	258,058

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	435

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Biotechnology – (continued)

Biogen, Inc.
3.15%, 5/1/2050	$50,000	$49,117
		506,496

Building Products – 0.3%

Johnson Controls International plc
4.95%, 7/2/2064(b)	50,000	68,621

Owens Corning
4.30%, 7/15/2047	50,000	58,922
		127,543

Capital Markets – 4.9%

Bank of New York Mellon Corp. (The)
2.95%, 1/29/2023	100,000	102,886
2.10%, 10/24/2024	10,000	10,354
3.40%, 1/29/2028	100,000	109,417

BlackRock, Inc.
1.90%, 1/28/2031	200,000	198,114

CME Group, Inc.
4.15%, 6/15/2048	100,000	129,754

Deutsche Bank AG
2.22%, 9/18/2024(a)	150,000	152,946

Goldman Sachs Group, Inc. (The)
6.75%, 10/1/2037	100,000	142,422

Morgan Stanley
Series F, 3.88%, 4/29/2024	200,000	213,615
3.88%, 1/27/2026	200,000	218,440
3.13%, 7/27/2026	200,000	212,603
0.98%, 12/10/2026(a)	200,000	194,208
2.70%, 1/22/2031(a)	200,000	204,665
2.24%, 7/21/2032(a)	100,000	97,718
5.60%, 3/24/2051(a)	150,000	227,021

State Street Corp.
2.90%, 3/30/2026(a)	100,000	105,543
2.40%, 1/24/2030	100,000	102,854
		2,422,560

Chemicals – 1.6%

Dow Chemical Co. (The)
5.55%, 11/30/2048	50,000	70,632

DuPont de Nemours, Inc.
5.42%, 11/15/2048	50,000	69,947

Investments	Principal Amount	Value

Chemicals – (continued)

Ecolab, Inc.
4.80%, 3/24/2030	$200,000	$241,672

International Flavors & Fragrances, Inc.
5.00%, 9/26/2048	50,000	65,753

Nutrien Ltd.
5.88%, 12/1/2036	100,000	134,135

Sherwin-Williams Co. (The)
2.95%, 8/15/2029	200,000	212,042
		794,181

Commercial Services & Supplies – 0.6%

Waste Management, Inc.
0.75%, 11/15/2025	300,000	293,386

Consumer Finance – 2.0%

American Express Co.
3.40%, 2/27/2023	100,000	103,544
3.13%, 5/20/2026	100,000	107,206

Caterpillar Financial Services Corp.
1.10%, 9/14/2027	200,000	195,111

General Motors Financial Co., Inc.
1.25%, 1/8/2026	250,000	245,265

John Deere Capital Corp.
3.45%, 3/7/2029	200,000	221,658

Synchrony Financial
4.38%, 3/19/2024	100,000	106,933
		979,717

Containers & Packaging – 0.4%

International Paper Co.
6.00%, 11/15/2041	100,000	141,556

Packaging Corp. of America
3.05%, 10/1/2051	50,000	50,681
		192,237

Diversified Financial Services – 1.7%

National Rural Utilities Cooperative Finance Corp.
0.35%, 2/8/2024	200,000	197,610

Shell International Finance BV
2.38%, 4/6/2025	200,000	207,704
3.88%, 11/13/2028	100,000	113,023
6.38%, 12/15/2038	100,000	148,065
4.38%, 5/11/2045	150,000	188,279
		854,681

See Accompanying Notes to the Financial Statements.

436	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Diversified Telecommunication Services – 6.4%

AT&T, Inc.
1.70%, 3/25/2026	$200,000	$200,923
4.35%, 3/1/2029	150,000	170,466
4.30%, 2/15/2030	150,000	170,517
2.55%, 12/1/2033	200,000	194,539
3.50%, 6/1/2041	100,000	103,174
3.55%, 9/15/2055	200,000	203,007
3.80%, 12/1/2057	200,000	210,495
3.65%, 9/15/2059	200,000	203,267

Orange SA
9.00%, 3/1/2031(b)	100,000	153,492

Telefonica Emisiones SA
5.21%, 3/8/2047	150,000	189,362

Verizon Communications, Inc.
4.13%, 3/16/2027	150,000	167,734
4.33%, 9/21/2028	200,000	228,500
2.36%, 3/15/2032(c)	100,000	98,569
4.50%, 8/10/2033	150,000	177,337
4.27%, 1/15/2036	150,000	175,677
3.40%, 3/22/2041	100,000	104,874
4.86%, 8/21/2046	150,000	197,027
4.52%, 9/15/2048	150,000	190,324
		3,139,284

Electric Utilities – 2.3%

Arizona Public Service Co.
3.35%, 5/15/2050	100,000	105,374

Commonwealth Edison Co.
Series 130, 3.13%, 3/15/2051	100,000	105,401

Connecticut Light and Power Co. (The)
Series A, 2.05%, 7/1/2031	100,000	99,201

Edison International
4.13%, 3/15/2028	300,000	321,052

Eversource Energy
3.45%, 1/15/2050	100,000	107,204

Exelon Corp.
4.70%, 4/15/2050	100,000	128,768

Oncor Electric Delivery Co. LLC
2.75%, 6/1/2024	200,000	209,357

Southern California Edison Co.
Series C, 4.13%, 3/1/2048	50,000	56,350
		1,132,707

Investments	Principal Amount	Value

Energy Equipment & Services – 0.6%

Baker Hughes Holdings LLC
4.08%, 12/15/2047	$50,000	$57,106

Halliburton Co.
2.92%, 3/1/2030	100,000	103,451
4.85%, 11/15/2035	100,000	118,789
		279,346

Entertainment – 0.7%

Walt Disney Co. (The)
2.00%, 9/1/2029	200,000	200,378
6.65%, 11/15/2037	100,000	149,210
		349,588

Equity Real Estate Investment Trusts (REITs) – 2.8%

Alexandria Real Estate Equities, Inc.
2.75%, 12/15/2029	200,000	207,431

AvalonBay Communities, Inc.
2.95%, 5/11/2026	200,000	212,444

Boston Properties LP
3.25%, 1/30/2031	200,000	210,099

Equinix, Inc.
3.20%, 11/18/2029	100,000	105,474

ERP Operating LP
4.50%, 7/1/2044	100,000	125,393

Prologis LP
3.00%, 4/15/2050	100,000	104,163

Ventas Realty LP
4.00%, 3/1/2028	200,000	221,002

Welltower, Inc.
3.10%, 1/15/2030	200,000	210,499
		1,396,505

Food & Staples Retailing – 1.3%

Kroger Co. (The)
2.65%, 10/15/2026	100,000	104,806
1.70%, 1/15/2031	100,000	95,372
3.95%, 1/15/2050	100,000	115,750

Walgreens Boots Alliance, Inc.
3.45%, 6/1/2026	100,000	107,253

Walmart, Inc.
3.40%, 6/26/2023	200,000	209,159
		632,340

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	437

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Food Products – 1.7%

Campbell Soup Co.
4.15%, 3/15/2028	$100,000	$112,191

General Mills, Inc.
3.70%, 10/17/2023	100,000	105,548
2.88%, 4/15/2030	100,000	104,823

Kellogg Co.
2.65%, 12/1/2023	300,000	311,711

Mondelez International, Inc.
2.63%, 9/4/2050	100,000	94,284

Unilever Capital Corp.
3.50%, 3/22/2028	100,000	110,671
		839,228

Gas Utilities – 0.2%

Atmos Energy Corp.
3.38%, 9/15/2049	100,000	107,477

Health Care Equipment & Supplies – 1.7%

Abbott Laboratories
3.40%, 11/30/2023	300,000	314,757
4.90%, 11/30/2046	150,000	208,767

Baxter International, Inc.
1.73%, 4/1/2031	100,000	95,572

Boston Scientific Corp.
2.65%, 6/1/2030	100,000	102,664

Medtronic, Inc.
4.63%, 3/15/2045	100,000	133,299
		855,059

Health Care Providers & Services – 5.5%

Aetna, Inc.
2.80%, 6/15/2023	200,000	206,194
3.88%, 8/15/2047	50,000	57,008

AmerisourceBergen Corp.
2.70%, 3/15/2031	100,000	101,824

Anthem, Inc.
2.38%, 1/15/2025	200,000	207,108
2.25%, 5/15/2030	100,000	99,977
3.60%, 3/15/2051	200,000	223,035

Cardinal Health, Inc.
3.08%, 6/15/2024	100,000	104,952
4.90%, 9/15/2045	50,000	60,743

Cigna Corp.
4.50%, 2/25/2026	100,000	111,460

Investments	Principal Amount	Value

Health Care Providers & Services – (continued)
4.38%, 10/15/2028	$150,000	$172,109
4.90%, 12/15/2048	150,000	194,229

CommonSpirit Health
4.19%, 10/1/2049	100,000	117,627

CVS Health Corp.
3.70%, 3/9/2023	100,000	103,896
3.88%, 7/20/2025	100,000	108,592
4.30%, 3/25/2028	200,000	226,618
4.78%, 3/25/2038	100,000	122,306
5.05%, 3/25/2048	150,000	197,371

Kaiser Foundation Hospitals
Series 2021, 2.81%, 6/1/2041	100,000	101,337

Laboratory Corp. of America Holdings
1.55%, 6/1/2026	100,000	99,404
2.70%, 6/1/2031	100,000	101,953
		2,717,743

Hotels, Restaurants & Leisure – 1.5%

Las Vegas Sands Corp.
3.20%, 8/8/2024	100,000	102,261

Marriott International, Inc.
Series II, 2.75%, 10/15/2033	100,000	97,793

McDonald’s Corp.
3.50%, 7/1/2027	100,000	109,103
3.63%, 9/1/2049	200,000	223,498

Sands China Ltd.
5.40%, 8/8/2028	200,000	216,300
		748,955

Household Durables – 0.2%

Lennar Corp.
4.50%, 4/30/2024	100,000	107,000

Household Products – 0.2%

Kimberly-Clark Corp.
3.10%, 3/26/2030	100,000	108,873

Independent Power and Renewable Electricity Producers – 0.3%

Exelon Generation Co. LLC
5.75%, 10/1/2041	100,000	122,512

See Accompanying Notes to the Financial Statements.

438	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Insurance – 4.7%

Allstate Corp. (The)
3.85%, 8/10/2049	$100,000	$119,845

American International Group, Inc.
2.50%, 6/30/2025	200,000	207,852
4.25%, 3/15/2029	200,000	227,863
4.75%, 4/1/2048	150,000	193,259

Chubb INA Holdings, Inc.
4.35%, 11/3/2045	100,000	127,856

Hartford Financial Services Group, Inc. (The)
3.60%, 8/19/2049	100,000	111,038

Lincoln National Corp.
4.00%, 9/1/2023	200,000	211,914

Marsh & McLennan Cos., Inc.
4.35%, 1/30/2047	100,000	126,247

MetLife, Inc.
3.60%, 4/10/2024	200,000	213,276
4.60%, 5/13/2046	100,000	130,145

Progressive Corp. (The)
4.20%, 3/15/2048	100,000	125,202

Prudential Financial, Inc.
4.50%, 9/15/2047(a)	100,000	106,452
4.35%, 2/25/2050	150,000	191,218

Travelers Cos., Inc. (The)
4.00%, 5/30/2047	150,000	182,895

Unum Group
4.13%, 6/15/2051	50,000	51,692
		2,326,754

Interactive Media & Services – 0.6%

Alphabet, Inc.
0.45%, 8/15/2025	100,000	98,028
1.10%, 8/15/2030	100,000	92,669
2.05%, 8/15/2050	100,000	89,844
		280,541

Internet & Direct Marketing Retail – 1.6%

Amazon.com, Inc.
0.45%, 5/12/2024	250,000	248,228
1.00%, 5/12/2026	200,000	198,397
1.65%, 5/12/2028	250,000	249,404

eBay, Inc.
2.70%, 3/11/2030	100,000	102,961
		798,990

Investments	Principal Amount	Value

IT Services – 2.5%

International Business Machines Corp.
3.50%, 5/15/2029	$150,000	$164,523
4.25%, 5/15/2049	150,000	184,367

Mastercard, Inc.
2.95%, 6/1/2029	200,000	215,073

PayPal Holdings, Inc.
1.35%, 6/1/2023	200,000	202,628
2.85%, 10/1/2029	100,000	105,732
3.25%, 6/1/2050	50,000	54,261

Visa, Inc.
3.15%, 12/14/2025	150,000	161,268
4.30%, 12/14/2045	100,000	128,160
		1,216,012

Machinery – 1.1%

Caterpillar, Inc.
5.20%, 5/27/2041	100,000	137,308

Deere & Co.
3.90%, 6/9/2042	50,000	60,214

Illinois Tool Works, Inc.
2.65%, 11/15/2026	200,000	212,450

Stanley Black & Decker, Inc.
4.00%, 3/15/2060(a)	100,000	106,113
		516,085

Media – 0.8%

Fox Corp.
4.71%, 1/25/2029	100,000	115,648

ViacomCBS, Inc.
4.95%, 1/15/2031	200,000	237,749
4.95%, 5/19/2050	50,000	63,167
		416,564

Metals & Mining – 0.5%

ArcelorMittal SA
6.75%, 3/1/2041(b)	50,000	68,990

Newmont Corp.
5.88%, 4/1/2035	100,000	131,982

Teck Resources Ltd.
6.25%, 7/15/2041	50,000	66,848
		267,820

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	439

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Multiline Retail – 0.2%

Target Corp.
2.25%, 4/15/2025	$100,000	$103,784

Multi-Utilities – 1.1%

Consolidated Edison Co. of New York, Inc.
2.40%, 6/15/2031	200,000	201,192
3.70%, 11/15/2059	100,000	108,840

NiSource, Inc.
4.38%, 5/15/2047	100,000	120,836

Sempra Energy
4.00%, 2/1/2048	100,000	112,976
		543,844

Oil, Gas & Consumable Fuels – 7.3%

Canadian Natural Resources Ltd.
6.25%, 3/15/2038	100,000	133,712

Cenovus Energy, Inc.
5.38%, 7/15/2025	300,000	337,163

Devon Energy Corp.
5.00%, 6/15/2045	50,000	60,858

Enbridge, Inc.
3.40%, 8/1/2051	100,000	102,913
5.50%, 7/15/2077(a)	100,000	107,963

Enterprise Products Operating LLC
6.45%, 9/1/2040	100,000	141,587
4.25%, 2/15/2048	100,000	114,440
4.80%, 2/1/2049	50,000	61,705

Hess Corp.
3.50%, 7/15/2024	300,000	315,208
6.00%, 1/15/2040	50,000	65,086

Kinder Morgan Energy Partners LP
6.95%, 1/15/2038	100,000	141,034

Kinder Morgan, Inc.
2.00%, 2/15/2031	100,000	95,296
5.55%, 6/1/2045	100,000	128,673

Magellan Midstream Partners LP
3.95%, 3/1/2050	50,000	53,913

Marathon Petroleum Corp.
4.50%, 5/1/2023	300,000	315,259
4.50%, 4/1/2048	50,000	58,419

MPLX LP
2.65%, 8/15/2030	100,000	99,667
5.50%, 2/15/2049	100,000	129,094

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

Plains All American Pipeline LP
4.65%, 10/15/2025	$300,000	$329,486

Sabine Pass Liquefaction LLC
4.50%, 5/15/2030	100,000	114,067

Suncor Energy, Inc.
3.75%, 3/4/2051	100,000	109,220

TotalEnergies Capital International SA
2.83%, 1/10/2030	100,000	106,430
3.13%, 5/29/2050	100,000	105,004

Transcontinental Gas Pipe Line Co. LLC
3.25%, 5/15/2030	50,000	53,087

Valero Energy Corp.
4.00%, 4/1/2029	100,000	109,828

Williams Cos., Inc. (The)
6.30%, 4/15/2040	100,000	136,535
5.75%, 6/24/2044	50,000	65,764
		3,591,411

Paper & Forest Products – 0.2%

Suzano Austria GmbH
3.13%, 1/15/2032	100,000	94,536

Personal Products – 0.2%

Estee Lauder Cos., Inc. (The)
3.13%, 12/1/2049	100,000	109,479

Pharmaceuticals – 4.4%

AstraZeneca plc
6.45%, 9/15/2037	100,000	148,852

GlaxoSmithKline Capital, Inc.
6.38%, 5/15/2038	100,000	148,015

Johnson & Johnson
2.63%, 1/15/2025	100,000	105,071
1.30%, 9/1/2030	100,000	95,965
3.63%, 3/3/2037	200,000	232,418
3.70%, 3/1/2046	100,000	120,061

Merck & Co., Inc.
2.90%, 3/7/2024	100,000	104,825
3.40%, 3/7/2029	100,000	109,925
2.35%, 6/24/2040	100,000	95,620
3.70%, 2/10/2045	100,000	116,124

Novartis Capital Corp.
3.40%, 5/6/2024	100,000	106,271

See Accompanying Notes to the Financial Statements.

440	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Pharmaceuticals – (continued)
2.00%, 2/14/2027	$100,000	$102,444
2.75%, 8/14/2050	100,000	102,363

Pfizer, Inc.
3.45%, 3/15/2029	100,000	110,834
7.20%, 3/15/2039	100,000	161,565
4.13%, 12/15/2046	100,000	124,518

Takeda Pharmaceutical Co. Ltd.
2.05%, 3/31/2030	200,000	195,848
		2,180,719

Road & Rail – 2.0%

Canadian National Railway Co.
4.45%, 1/20/2049	100,000	130,198

Canadian Pacific Railway Co.
4.80%, 8/1/2045	100,000	128,844

CSX Corp.
3.40%, 8/1/2024	200,000	212,804
4.30%, 3/1/2048	100,000	123,487
3.80%, 4/15/2050	100,000	116,415

Union Pacific Corp.
3.20%, 5/20/2041	200,000	213,725
3.75%, 2/5/2070	50,000	58,122
		983,595

Semiconductors & Semiconductor Equipment – 1.5%

Intel Corp.
2.88%, 5/11/2024	100,000	104,897
3.40%, 3/25/2025	100,000	107,206
2.45%, 11/15/2029	200,000	207,091
4.75%, 3/25/2050	150,000	199,088
4.95%, 3/25/2060	100,000	141,300
		759,582

Software – 3.3%

Microsoft Corp.
3.13%, 11/3/2025	150,000	161,010
2.40%, 8/8/2026	200,000	209,974
3.30%, 2/6/2027	200,000	218,559
2.53%, 6/1/2050	250,000	246,376
2.92%, 3/17/2052	250,000	264,987

Oracle Corp.
3.60%, 4/1/2040	200,000	208,455
4.00%, 7/15/2046	100,000	108,037

Investments	Principal Amount	Value

Software – (continued)

salesforce.com, Inc.
1.50%, 7/15/2028	$100,000	$98,561
2.90%, 7/15/2051	100,000	102,955
		1,618,914

Specialty Retail – 2.4%

Home Depot, Inc. (The)
3.90%, 12/6/2028	200,000	227,638
5.88%, 12/16/2036	150,000	211,687
3.35%, 4/15/2050	100,000	111,222

Lowe’s Cos., Inc.
2.50%, 4/15/2026	200,000	209,202
3.65%, 4/5/2029	250,000	276,340
3.00%, 10/15/2050	150,000	150,276
		1,186,365

Technology Hardware, Storage & Peripherals – 3.5%

Apple, Inc.
2.40%, 5/3/2023	300,000	308,567
3.25%, 2/23/2026	300,000	323,705
1.65%, 2/8/2031	300,000	291,090
3.85%, 5/4/2043	150,000	177,308
4.65%, 2/23/2046	150,000	198,286

Dell International LLC
5.30%, 10/1/2029	100,000	120,424

Hewlett Packard Enterprise Co.
4.45%, 10/2/2023	100,000	106,423
6.35%, 10/15/2045(b)	50,000	68,634

HP, Inc.
2.65%, 6/17/2031(c)	150,000	147,860
		1,742,297

Wireless Telecommunication Services – 0.8%

Vodafone Group plc
4.38%, 5/30/2028	100,000	114,099
5.25%, 5/30/2048	200,000	263,616
		377,715
Total Corporate Bonds (Cost $48,648,615)		47,966,046
Total Investments – 97.2% (Cost $48,648,615)		47,966,046

Other assets less liabilities – 2.8%		1,381,010
NET ASSETS – 100.0%		$49,347,056

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	441

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

(a)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(b)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2021.

(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

Percentages shown are based on Net Assets.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,499
Aggregate gross unrealized depreciation	(709,172)
Net unrealized depreciation	$(686,673)
Federal income tax cost	$48,652,719

Security Type	% of Net Assets
Corporate Bonds	97.2%
Others(1)	2.8
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

442	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Ready Access Variable Income Fund

October 31, 2021

Investments	Principal Amount	Value

CORPORATE BONDS – 92.7%

Aerospace & Defense – 0.4%

Boeing Co. (The)
1.17%, 2/4/2023	$600,000	$600,777
1.95%, 2/1/2024	1,000,000	1,018,530
		1,619,307

Agricultural & Farm Machinery – 0.3%

CNH Industrial Capital LLC
4.38%, 4/5/2022	474,000	481,224
1.95%, 7/2/2023	730,000	743,375
		1,224,599

Agricultural Products – 0.3%

Cargill, Inc.
0.40%, 2/2/2024(a)	1,200,000	1,189,987

Airlines – 0.5%

Southwest Airlines Co.
4.75%, 5/4/2023	1,670,000	1,767,928

Apparel, Accessories & Luxury Goods – 0.4%

VF Corp.
2.05%, 4/23/2022	1,500,000	1,511,527

Asset Management & Custody Banks – 1.3%

Ares Capital Corp.
3.50%, 2/10/2023	1,100,000	1,134,098

Bank of New York Mellon Corp. (The)
Series J, (SOFR + 0.20%), 0.25%, 10/25/2024(b)	2,900,000	2,898,435

FS KKR Capital Corp.
1.65%, 10/12/2024	980,000	968,321
		5,000,854

Automobile Manufacturers – 3.5%

BMW US Capital LLC
3.80%, 4/6/2023(a)	1,500,000	1,567,452
(SOFR + 0.53%), 0.58%, 4/1/2024(a)(b)	900,000	908,234

Daimler Finance North America LLC
0.75%, 3/1/2024(a)	2,600,000	2,589,592

Investments	Principal Amount	Value

Automobile Manufacturers – (continued)

Hyundai Capital America
1.25%, 9/18/2023(a)	$910,000	$914,281
0.80%, 1/8/2024(a)	1,900,000	1,884,605
0.88%, 6/14/2024(a)	1,000,000	989,202

Nissan Motor Acceptance Co. LLC
(ICE LIBOR USD 3 Month + 0.89%), 1.01%, 1/13/2022(a)(b)	1,000,000	1,000,907
1.13%, 9/16/2024(a)	900,000	893,111

Volkswagen Group of America Finance LLC
0.75%, 11/23/2022(a)	1,000,000	1,000,912
3.13%, 5/12/2023(a)	1,410,000	1,459,002
		13,207,298

Automotive Retail – 0.6%

Advance Auto Parts, Inc.
4.50%, 12/1/2023	250,000	265,494

AutoZone, Inc.
3.70%, 4/15/2022	2,000,000	2,013,340
		2,278,834

Biotechnology – 0.7%

AbbVie, Inc.
2.15%, 11/19/2021	500,000	500,435

Gilead Sciences, Inc.
0.75%, 9/29/2023	2,300,000	2,297,681
		2,798,116

Broadcasting – 0.2%

Fox Corp.
3.67%, 1/25/2022	800,000	806,184

Cable & Satellite – 0.6%

Comcast Corp.
(ICE LIBOR USD 3 Month + 0.63%), 0.75%, 4/15/2024(b)	1,100,000	1,111,927

Sky Ltd.
3.75%, 9/16/2024(a)	1,140,000	1,228,427
		2,340,354

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	443

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Commodity Chemicals – 0.1%

Westlake Chemical Corp.
0.88%, 8/15/2024	$400,000	$400,018

Construction Materials – 0.3%

Martin Marietta Materials, Inc.
0.65%, 7/15/2023	1,080,000	1,080,325

Consumer Finance – 5.9%

AerCap Ireland Capital DAC
(SOFR + 0.68%), 0.73%, 9/29/2023(b)	900,000	901,816
1.65%, 10/29/2024	900,000	901,228

American Express Co.
2.50%, 8/1/2022	670,000	679,512

American Honda Finance Corp.
(ICE LIBOR USD 3 Month + 0.37%), 0.50%, 5/10/2023(b)	2,500,000	2,510,179
0.88%, 7/7/2023	2,670,000	2,685,280
(ICE LIBOR USD 3 Month + 0.42%), 0.53%, 9/8/2023(b)	600,000	603,914

Capital One Financial Corp.
(ICE LIBOR USD 3 Month + 0.95%), 1.07%, 3/9/2022(b)	235,000	235,536
(ICE LIBOR USD 3 Month + 0.72%), 0.85%, 1/30/2023(b)	1,500,000	1,508,862
3.50%, 6/15/2023	1,000,000	1,044,298

General Motors Financial Co., Inc.
(ICE LIBOR USD 3 Month + 1.10%), 1.22%, 11/6/2021(b)	1,500,000	1,500,236
4.15%, 6/19/2023	765,000	803,524
1.70%, 8/18/2023	380,000	385,383
(SOFR + 0.76%), 0.81%, 3/8/2024(b)	800,000	805,099
3.50%, 11/7/2024	600,000	636,714

John Deere Capital Corp.
(SOFR + 0.12%), 0.17%, 7/10/2023(b)	3,800,000	3,802,267

PACCAR Financial Corp.
2.00%, 9/26/2022	200,000	202,982
2.65%, 4/6/2023	1,000,000	1,030,446

Investments	Principal Amount	Value

Consumer Finance – (continued)

Synchrony Financial
4.25%, 8/15/2024	$1,543,000	$1,656,161
		21,893,437

Data Processing & Outsourced Services – 1.2%

Fidelity National Information Services, Inc.
0.60%, 3/1/2024	910,000	902,292

PayPal Holdings, Inc.
1.35%, 6/1/2023	3,640,000	3,687,832
		4,590,124

Diversified Banks – 23.2%

Bank of America Corp.
(BSBY3M + 0.43%), 0.53%, 5/28/2024(b)	4,000,000	4,011,040
(SOFR + 0.73%), 0.78%, 10/24/2024(b)	2,200,000	2,214,908

Bank of Montreal
0.63%, 7/9/2024	1,100,000	1,090,005
(SOFR + 0.62%), 0.67%, 9/15/2026(b)	3,500,000	3,511,061

Bank of Nova Scotia (The)
(SOFR + 0.55%), 0.59%, 3/2/2026(b)	5,000,000	5,004,625

Banque Federative du Credit Mutuel SA
(ICE LIBOR USD 3 Month + 0.96%), 1.09%, 7/20/2023(a)(b)	1,000,000	1,014,615

Barclays Bank plc
1.70%, 5/12/2022	1,090,000	1,096,884

BNP Paribas SA
2.95%, 5/23/2022(a)	300,000	304,240
4.25%, 10/15/2024	1,000,000	1,091,058

Canadian Imperial Bank of Commerce
(SOFR + 0.80%), 0.85%, 3/17/2023(b)	2,400,000	2,417,777

Citigroup, Inc.
(SOFR + 0.67%), 0.72%, 5/1/2025(b)	950,000	956,571

Commonwealth Bank of Australia
(SOFR + 0.40%), 0.45%, 7/7/2025(a)(b)	1,800,000	1,804,115

See Accompanying Notes to the Financial Statements.

444	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Diversified Banks – (continued)
(SOFR + 0.52%), 0.57%, 6/15/2026(a)(b)	$2,100,000	$2,115,843

Cooperatieve Rabobank UA
(SOFR + 0.30%), 0.35%, 1/12/2024(b)	2,000,000	2,006,884

HSBC Holdings plc
3.26%, 3/13/2023(c)	1,100,000	1,110,966
0.73%, 8/17/2024(c)	2,240,000	2,232,488

ING Groep NV
3.15%, 3/29/2022	291,000	294,268
(SOFR + 1.01%), 1.06%, 4/1/2027(b)	4,000,000	4,043,088

JPMorgan Chase & Co.
3.21%, 4/1/2023(c)	1,000,000	1,011,079
2.78%, 4/25/2023(c)	100,000	101,096
1.51%, 6/1/2024(c)	2,650,000	2,684,168
0.77%, 8/9/2025(c)	1,000,000	988,475
(SOFR + 0.77%), 0.81%, 9/22/2027(b)	2,500,000	2,518,732

Lloyds Banking Group plc
2.86%, 3/17/2023(c)	2,600,000	2,622,584
1.33%, 6/15/2023(c)	400,000	401,886
4.05%, 8/16/2023	650,000	688,063

Mitsubishi UFJ Financial Group, Inc.
3.22%, 3/7/2022	700,000	706,902
2.62%, 7/18/2022	2,970,000	3,016,698
3.46%, 3/2/2023	500,000	518,910

Mizuho Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.88%), 0.99%, 9/11/2022(b)	600,000	604,157
(ICE LIBOR USD 3 Month + 0.84%), 0.96%, 7/16/2023(b)	700,000	703,748
(ICE LIBOR USD 3 Month + 0.85%), 0.96%, 9/13/2023(b)	2,250,000	2,264,807
(ICE LIBOR USD 3 Month + 0.61%), 0.72%, 9/8/2024(b)	3,100,000	3,117,096

National Bank of Canada
0.75%, 8/6/2024	1,900,000	1,886,034

NatWest Markets plc
(SOFR + 0.53%), 0.58%, 8/12/2024(a)(b)	600,000	602,565

Investments	Principal Amount	Value

Diversified Banks – (continued)

Nordea Bank Abp
1.00%, 6/9/2023(a)	$640,000	$645,135
0.63%, 5/24/2024(a)	2,100,000	2,085,659

Royal Bank of Canada
2.75%, 2/1/2022	600,000	603,723
(SOFR + 0.53%), 0.57%, 1/20/2026(b)	3,000,000	3,010,713
(SOFR + 0.57%), 0.62%, 4/27/2026(b)	2,000,000	2,006,729

Skandinaviska Enskilda Banken AB
2.20%, 12/12/2022(a)	600,000	611,871
(ICE LIBOR USD 3 Month + 0.32%), 0.44%, 9/1/2023(a)(b)	3,000,000	3,013,376
0.65%, 9/9/2024(a)	1,500,000	1,485,353

Societe Generale SA
2.63%, 10/16/2024(a)	1,000,000	1,034,753

Sumitomo Mitsui Financial Group, Inc.
0.51%, 1/12/2024	300,000	297,556

Sumitomo Mitsui Trust Bank Ltd.
0.80%, 9/12/2023(a)	900,000	901,576
0.85%, 3/25/2024(a)	400,000	398,466

Swedbank AB
1.30%, 6/2/2023(a)	400,000	404,276

Toronto-Dominion Bank (The)
(SOFR + 0.24%), 0.29%, 1/6/2023(b)	3,000,000	3,003,796
0.55%, 3/4/2024	2,000,000	1,985,059
(SOFR + 0.59%), 0.64%, 9/10/2026(b)	2,000,000	2,014,577

Westpac Banking Corp.
(SOFR + 0.52%), 0.57%, 6/3/2026(b)	2,668,000	2,686,499
		86,946,553

Diversified Capital Markets – 2.9%

Credit Suisse AG
(SOFR + 0.45%), 0.50%, 2/4/2022(b)	3,000,000	3,002,682
2.80%, 4/8/2022	1,300,000	1,314,045

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	445

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Diversified Capital Markets – (continued)

Deutsche Bank AG
(ICE LIBOR USD 3 Month + 1.19%), 1.31%, 11/16/2022(b)	$1,250,000	$1,259,400
0.90%, 5/28/2024	1,100,000	1,091,701

Macquarie Bank Ltd.
2.10%, 10/17/2022(a)	700,000	710,675

UBS AG
(SOFR + 0.32%), 0.37%, 6/1/2023(a)(b)	2,500,000	2,507,964
0.70%, 8/9/2024(a)	200,000	198,772

UBS Group AG
3.49%, 5/23/2023(a)	620,000	629,879
		10,715,118

Diversified Metals & Mining – 0.3%

Glencore Finance Canada Ltd.
4.95%, 11/15/2021(a)	1,000,000	1,002,450

Electric Utilities – 4.3%

American Electric Power Co., Inc.
Series A, (ICE LIBOR USD 3 Month + 0.48%), 0.61%, 11/1/2023(b)	1,500,000	1,500,484

Duke Energy Corp.
2.40%, 8/15/2022	250,000	253,528

Duke Energy Progress LLC
Series A, (ICE LIBOR USD 3 Month + 0.18%), 0.30%, 2/18/2022(b)	2,600,000	2,599,280

Entergy Louisiana LLC
0.62%, 11/17/2023	1,500,000	1,498,255

Eversource Energy
Series T, (SOFR + 0.25%), 0.30%, 8/15/2023(b)	1,500,000	1,501,150

Mississippi Power Co.
Series A, (SOFR + 0.30%), 0.35%, 6/28/2024(b)	1,000,000	999,862

NextEra Energy Capital Holdings, Inc.
(ICE LIBOR USD 3 Month + 0.27%), 0.40%, 2/22/2023(b)	2,221,000	2,221,725

OGE Energy Corp.
0.70%, 5/26/2023	1,540,000	1,537,874

Investments	Principal Amount	Value

Electric Utilities – (continued)

PPL Electric Utilities Corp.
(ICE LIBOR USD 3 Month + 0.25%), 0.38%, 9/28/2023(b)	$850,000	$850,023
(SOFR + 0.33%), 0.38%, 6/24/2024(b)	1,360,000	1,360,925

Southern Co. (The)
Series 21-A, 0.60%, 2/26/2024	1,940,000	1,924,086
		16,247,192

Financial Exchanges & Data – 0.3%

Nasdaq, Inc.
0.45%, 12/21/2022	1,200,000	1,198,883

Food Retail – 0.0%(d)

7-Eleven, Inc.
(ICE LIBOR USD 3 Month + 0.45%), 0.58%, 8/10/2022(a)(b)	150,000	150,032

Gas Utilities – 1.2%

CenterPoint Energy Resources Corp.
0.70%, 3/2/2023	1,420,000	1,416,606
3.55%, 4/1/2023	750,000	777,852

ONE Gas, Inc.
(ICE LIBOR USD 3 Month + 0.61%), 0.72%, 3/11/2023(b)	2,050,000	2,050,210

Southern Natural Gas Co. LLC
0.63%, 4/28/2023(a)	180,000	179,500
		4,424,168

Health Care Equipment – 2.3%

Abbott Laboratories
2.55%, 3/15/2022	1,262,000	1,272,799

Becton Dickinson and Co.
(ICE LIBOR USD 3 Month + 1.03%), 1.15%, 6/6/2022(b)	2,000,000	2,010,840

DH Europe Finance II Sarl
2.05%, 11/15/2022	3,300,000	3,352,567

Stryker Corp.
0.60%, 12/1/2023	1,910,000	1,906,226
		8,542,432

See Accompanying Notes to the Financial Statements.

446	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Health Care Facilities – 0.1%

HCA, Inc.
5.00%, 3/15/2024	$400,000	$435,406

Health Care Services – 0.6%

CVS Health Corp.
2.75%, 12/1/2022	610,000	621,206
3.70%, 3/9/2023	1,614,000	1,676,881
		2,298,087

Homebuilding – 0.4%

DR Horton, Inc.
4.38%, 9/15/2022	500,000	511,458

Lennar Corp.
4.88%, 12/15/2023	940,000	1,008,949
		1,520,407

Household Products – 0.3%

Clorox Co. (The)
3.80%, 11/15/2021	1,000,000	1,001,310

Industrial Conglomerates – 1.6%

General Electric Co.
3.15%, 9/7/2022	2,800,000	2,867,610
(ICE LIBOR USD 3 Month + 0.30%), 0.42%, 5/13/2024(b)	3,000,000	2,986,733

Roper Technologies, Inc.
0.45%, 8/15/2022	290,000	290,059
		6,144,402

Industrial Machinery – 0.7%

Otis Worldwide Corp.
(ICE LIBOR USD 3 Month + 0.45%), 0.58%, 4/5/2023(b)	2,705,000	2,705,213

Insurance Brokers – 0.5%

Aon Corp.
2.20%, 11/15/2022	1,752,000	1,781,852

Integrated Oil & Gas – 1.1%

BP Capital Markets America, Inc.
2.94%, 4/6/2023	300,000	309,769

Investments	Principal Amount	Value

Integrated Oil & Gas – (continued)

Chevron Corp.
2.41%, 3/3/2022	$600,000	$602,243

Saudi Arabian Oil Co.
1.25%, 11/24/2023(a)	200,000	200,754

TotalEnergies Capital SA
4.25%, 12/15/2021	3,000,000	3,013,391
		4,126,157

Integrated Telecommunication Services – 3.2%

AT&T, Inc.
(SOFR + 0.64%), 0.69%, 3/25/2024(b)	1,160,000	1,161,214
(ICE LIBOR USD 3 Month + 1.18%), 1.29%, 6/12/2024(b)	3,800,000	3,878,111

Bell Canada
Series US-3, 0.75%, 3/17/2024	3,000,000	2,985,869

Verizon Communications, Inc.
(ICE LIBOR USD 3 Month + 1.10%), 1.22%, 5/15/2025(b)	1,000,000	1,023,032
(SOFR + 0.79%), 0.84%, 3/20/2026(b)	3,000,000	3,055,696
		12,103,922

Internet & Direct Marketing Retail – 0.9%

Amazon.com, Inc.
0.45%, 5/12/2024	1,640,000	1,628,377

eBay, Inc.
(ICE LIBOR USD 3 Month + 0.87%), 1.00%, 1/30/2023(b)	1,610,000	1,625,038
		3,253,415

Investment Banking & Brokerage – 2.9%

Charles Schwab Corp. (The)
(SOFR + 0.50%), 0.55%, 3/18/2024(b)	1,640,000	1,646,767

Goldman Sachs Group, Inc. (The)
(SOFR + 0.41%), 0.46%, 1/27/2023(b)	1,000,000	1,000,556
(SOFR + 0.54%), 0.59%, 11/17/2023(b)	300,000	300,562

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	447

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Investment Banking & Brokerage – (continued)
(SOFR + 0.58%), 0.63%, 3/8/2024(b)	$2,800,000	$2,804,412

Morgan Stanley
2.75%, 5/19/2022	845,000	856,108
0.56%, 11/10/2023(c)	3,560,000	3,557,937
1.16%, 10/21/2025(c)	500,000	497,777
		10,664,119

Life & Health Insurance – 1.8%

Athene Global Funding
3.00%, 7/1/2022(a)	269,000	273,196
1.20%, 10/13/2023(a)	2,400,000	2,420,377
(ICE LIBOR USD 3 Month + 0.73%), 0.85%, 1/8/2024(a)(b)	1,000,000	1,007,325

Brighthouse Financial Global Funding
0.60%, 6/28/2023(a)	680,000	678,646

Jackson National Life Global Funding
2.50%, 6/27/2022(a)	670,000	679,605

Protective Life Global Funding
0.63%, 10/13/2023(a)	900,000	900,428

Security Benefit Global Funding
1.25%, 5/17/2024(a)	700,000	700,508
		6,660,085

Life Sciences Tools & Services – 0.8%

Thermo Fisher Scientific, Inc.
(SOFR + 0.53%), 0.57%, 10/18/2024(b)	550,000	550,927
1.22%, 10/18/2024	2,590,000	2,593,398
		3,144,325

Managed Health Care – 2.5%

Cigna Corp.
(ICE LIBOR USD 3 Month + 0.89%), 1.01%, 7/15/2023(b)	2,600,000	2,628,503

Humana, Inc.
0.65%, 8/3/2023	760,000	759,584

UnitedHealth Group, Inc.
3.35%, 7/15/2022	4,026,000	4,112,143
0.55%, 5/15/2024	1,680,000	1,668,336
		9,168,566

Investments	Principal Amount	Value

Multi-Utilities – 3.5%

Ameren Illinois Co.
2.70%, 9/1/2022	$1,000,000	$1,013,794
0.38%, 6/15/2023	670,000	668,109

Black Hills Corp.
1.04%, 8/23/2024	960,000	957,902

CenterPoint Energy, Inc.
(SOFR + 0.65%), 0.70%, 5/13/2024(b)	1,180,000	1,181,209

Consolidated Edison, Inc.
Series A, 0.65%, 12/1/2023	4,100,000	4,092,483

Dominion Energy, Inc.
Series D, (ICE LIBOR USD 3 Month + 0.53%), 0.65%, 9/15/2023(b)	2,000,000	2,001,451

DTE Energy Co.
Series H, 0.55%, 11/1/2022	3,000,000	3,001,525
		12,916,473

Oil & Gas Exploration & Production – 0.9%

Pioneer Natural Resources Co.
0.75%, 1/15/2024	3,500,000	3,480,650

Oil & Gas Refining & Marketing – 3.0%

Phillips 66
4.30%, 4/1/2022	940,000	955,320
3.70%, 4/6/2023	600,000	625,320
(ICE LIBOR USD 3 Month + 0.62%), 0.74%, 2/15/2024(b)	3,800,000	3,800,870

Valero Energy Corp.
1.20%, 3/15/2024	5,840,000	5,829,697
		11,211,207

Oil & Gas Storage & Transportation – 0.3%

Enbridge, Inc.
(SOFR + 0.40%), 0.45%, 2/17/2023(b)	690,000	691,573

TransCanada PipeLines Ltd.
1.00%, 10/12/2024	520,000	518,025
		1,209,598

See Accompanying Notes to the Financial Statements.

448	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Other Diversified Financial Services – 0.3%

Synchrony Bank
3.00%, 6/15/2022	$1,000,000	$1,012,929

Packaged Foods & Meats – 1.3%

Campbell Soup Co.
2.50%, 8/2/2022	1,926,000	1,955,516

Conagra Brands, Inc.
0.50%, 8/11/2023	560,000	557,820

General Mills, Inc.
(ICE LIBOR USD 3 Month + 1.01%), 1.13%, 10/17/2023(b)	650,000	662,494

Hormel Foods Corp.
0.65%, 6/3/2024	280,000	279,147

McCormick & Co., Inc.
0.90%, 2/15/2026	670,000	651,737

Nestle Holdings, Inc.
0.61%, 9/14/2024(a)	900,000	896,107
		5,002,821

Paper Packaging – 0.3%

Avery Dennison Corp.
0.85%, 8/15/2024	1,040,000	1,033,229

Paper Products – 0.6%

Georgia-Pacific LLC
0.63%, 5/15/2024(a)	2,300,000	2,285,058

Pharmaceuticals – 1.3%

AstraZeneca plc
(ICE LIBOR USD 3 Month + 0.67%), 0.79%, 8/17/2023(b)	580,000	585,470

Bristol-Myers Squibb Co.
0.54%, 11/13/2023	700,000	699,704

Shire Acquisitions Investments Ireland DAC
2.88%, 9/23/2023	1,120,000	1,161,186

Viatris, Inc.
1.13%, 6/22/2022	2,379,000	2,387,627
		4,833,987

Railroads – 0.3%

Canadian Pacific Railway Co.
4.50%, 1/15/2022	999,000	1,007,177

Investments	Principal Amount	Value

Regional Banks – 4.3%

Capital One Bank USA NA
2.01%, 1/27/2023(c)	$3,150,000	$3,161,254
3.38%, 2/15/2023	350,000	361,926

Citizens Bank NA
(ICE LIBOR USD 3 Month + 0.72%), 0.84%, 2/14/2022(b)	2,000,000	2,002,049

KeyBank NA
(SOFR + 0.34%), 0.39%, 1/3/2024(b)	5,100,000	5,105,741

Truist Financial Corp.
3.05%, 6/20/2022	1,268,000	1,286,921
(SOFR + 0.40%), 0.45%, 6/9/2025(b)	4,000,000	4,005,661
		15,923,552

Residential REITs – 0.3%

American Campus Communities Operating Partnership LP
REIT, 3.75%, 4/15/2023	985,000	1,021,042

Semiconductors – 1.4%

Analog Devices, Inc.
(SOFR + 0.25%), 0.30%, 10/1/2024(b)	710,000	711,035

Microchip Technology, Inc.
0.98%, 9/1/2024(a)	870,000	861,277

NVIDIA Corp.
0.31%, 6/15/2023	3,640,000	3,631,100
		5,203,412

Soft Drinks – 1.0%

Keurig Dr Pepper, Inc.
0.75%, 3/15/2024	3,700,000	3,686,957

Specialized Finance – 0.3%

Element Fleet Management Corp.
1.60%, 4/6/2024(a)	500,000	503,527

NTT Finance Corp.
0.58%, 3/1/2024(a)	600,000	595,774
		1,099,301

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	449

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Specialized REITs – 2.0%

American Tower Corp.
REIT, 2.25%, 1/15/2022	$640,000	$642,364

Crown Castle International Corp.
REIT, 3.15%, 7/15/2023	1,800,000	1,870,887

Public Storage
REIT, (SOFR + 0.47%), 0.52%, 4/23/2024(b)	5,000,000	5,004,511
		7,517,762

Specialty Chemicals – 0.2%

International Flavors & Fragrances, Inc.
3.20%, 5/1/2023	750,000	773,068

Systems Software – 0.2%

VMware, Inc.
0.60%, 8/15/2023	590,000	589,058

Technology Hardware, Storage & Peripherals – 0.4%

Dell International LLC
5.45%, 6/15/2023	1,000,000	1,065,319

Hewlett Packard Enterprise Co.
2.25%, 4/1/2023	400,000	408,405
		1,473,724

Trading Companies & Distributors – 1.7%

Air Lease Corp.
3.50%, 1/15/2022	960,000	965,753
3.75%, 2/1/2022	1,000,000	1,002,341
(ICE LIBOR USD 3 Month + 0.35%), 0.47%, 12/15/2022(b)	2,000,000	2,000,807
0.70%, 2/15/2024	1,000,000	988,806
0.80%, 8/18/2024	980,000	964,322

GATX Corp.
4.75%, 6/15/2022	539,000	552,515
		6,474,544

Trucking – 0.6%

Ryder System, Inc.
2.88%, 6/1/2022	1,180,000	1,193,621
3.40%, 3/1/2023	300,000	310,528

Investments	Principal Amount	Value

Trucking – (continued)

SMBC Aviation Capital Finance DAC
4.13%, 7/15/2023(a)	$700,000	$736,365
		2,240,514

Wireless Telecommunication Services – 0.3%

Rogers Communications, Inc.
(ICE LIBOR USD 3 Month + 0.60%), 0.73%, 3/22/2022(b)	1,100,000	1,102,373
Total Corporate Bonds (Cost $346,536,857)		347,041,422

ASSET-BACKED SECURITIES – 4.5%

AmeriCredit Automobile Receivables Trust
Series 2020-3, Class A2, 0.42%, 3/18/2024	746,756	747,077
Series 2021-1, Class A2, 0.28%, 6/18/2024	1,192,808	1,192,686
Series 2021-2, Class A2, 0.26%, 11/18/2024	1,000,000	999,857

BA Credit Card Trust
Series 2019-A1, Class A1, 1.74%, 1/15/2025	880,000	890,411

Barclays Dryrock Issuance Trust
Series 2019-1, Class A, 1.96%, 5/15/2025	700,000	708,472

BMW Vehicle Owner Trust
Series 2020-A, Class A2, 0.39%, 2/27/2023	80,500	80,515

Capital One Multi-Asset Execution Trust
Series 2019-A2, Class A2, 1.72%, 8/15/2024	900,000	910,505

CarMax Auto Owner Trust
Series 2020-3, Class A2A, 0.49%, 6/15/2023	69,667	69,687

Enterprise Fleet Financing LLC
Series 2019-2, Class A2, 2.29%, 2/20/2025(a)	494,434	499,647

Ford Credit Auto Owner Trust
Series 2020-B, Class A2, 0.50%, 2/15/2023	188,909	188,953

See Accompanying Notes to the Financial Statements.

450	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

ASSET-BACKED SECURITIES – (continued)
Series 2020-C, Class A2, 0.25%, 10/15/2023	$430,643	$430,708

Ford Credit Floorplan Master Owner Trust A
Series 2019-1, Class A, 2.84%, 3/15/2024	500,000	504,910

GM Financial Automobile Leasing Trust
Series 2020-1, Class A3, 1.67%, 12/20/2022	341,681	342,820

Honda Auto Receivables Owner Trust
Series 2020-2, Class A2, 0.74%, 11/15/2022	57,772	57,790

Hyundai Auto Receivables Trust
Series 2020-B, Class A2, 0.38%, 3/15/2023	200,665	200,716

John Deere Owner Trust
Series 2020-B, Class A2, 0.41%, 3/15/2023	99,772	99,801

Mercedes-Benz Auto Lease Trust
Series 2020-B, Class A2, 0.31%, 2/15/2023	250,672	250,767

Mercedes-Benz Auto Receivables Trust
Series 2020-1, Class A2, 0.46%, 3/15/2023	133,017	133,059

Santander Drive Auto Receivables Trust
Series 2020-4, Class A2, 0.42%, 9/15/2023	180,356	180,374
Series 2021-1, Class A2, 0.29%, 11/15/2023	939,125	939,223
Series 2021-4, Class A2, 0.37%, 8/15/2024	500,000	499,990

Synchrony Card Funding LLC
Series 2019-A1, Class A, 2.95%, 3/15/2025	2,000,000	2,020,676

Toyota Auto Receivables Owner Trust
Series 2020-C, Class A2, 0.36%, 2/15/2023	421,860	421,965

Verizon Owner Trust
Series 2020-A, Class A1A, 1.85%, 7/22/2024	1,500,000	1,516,505

Investments	Principal Amount	Value

ASSET-BACKED SECURITIES – (continued)

World Financial Network Credit Card Master Trust
Series 2019-B, Class A, 2.49%, 4/15/2026	$1,000,000	$1,014,023
Series 2019-C, Class A, 2.21%, 7/15/2026	1,000,000	1,016,304

World Omni Automobile Lease Securitization Trust
Series 2020-B, Class A2, 0.32%, 9/15/2023	722,256	722,647
Total Asset-Backed Securities (Cost $16,529,986)		16,640,088

MUNICIPAL BONDS – 2.3%

University of Missouri, System Facilities Revenue Bonds
Series 2020-A, 1.47%, 11/1/2023	1,000,000	1,017,779

City of New York
Series 2021-D, 0.43%, 8/1/2022	830,000	831,177
Series 2021-D, 0.59%, 8/1/2023	1,800,000	1,794,689

Anaheim Public Financing Authority
Series 2021-A, 0.63%, 7/1/2024	500,000	494,609

California Earthquake Authority
Series 2020-B, 1.33%, 7/1/2022	500,000	503,306

Miami-Dade County, Capital Asset Acquisition Special Obligation Bonds
Series 2020-B, 0.38%, 4/1/2023	1,110,000	1,108,732

New York City Transitional Finance Authority, Building Aid
Series 2022 Subseries S-1B, 0.64%, 7/15/2024	1,000,000	995,092

New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project
Series 2020-B, 1.36%, 12/1/2021	1,000,000	1,000,716

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	451

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

MUNICIPAL BONDS – (continued)

Port Authority of New York & New Jersey
Series AAA, 1.09%, 7/1/2023	$1,000,000	$1,009,386
Total Municipal Bonds (Cost $8,738,043)		8,755,486

FOREIGN GOVERNMENT SECURITIES – 0.2%

Japan Bank for International Cooperation 1.75%, 1/23/2023 (Cost $798,937)	800,000	812,778
Total Investments – 99.7% (Cost $372,603,823)		373,249,774

Other assets less liabilities – 0.3%		1,089,365
NET ASSETS – 100.0%		$374,339,139

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2021.

(c)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(d)	Represents less than 0.05% of net assets.

Percentages shown are based on Net Assets.

Abbreviations

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

SOFR – Secured Overnight Financing Rate

USD – US Dollar

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,045,247
Aggregate gross unrealized depreciation	(496,437)
Net unrealized appreciation	$548,810
Federal income tax cost	$372,700,964

FlexShares® Ready Access Variable Income Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2021:

Australia	2.0%
Canada	8.9
Finland	0.7
France	1.7
Germany	2.6
Ireland	0.7
Japan	3.7
Netherlands	1.7
Saudi Arabia	0.1
Sweden	1.5
Switzerland	2.3
United Kingdom	2.8
United States	71.0
Other[1]	0.3
100.0%

[1]	Includes any non-fixed-income securities and net other assets (liabilities).

Security Type	% of Net Assets
Corporate Bonds	92.7%
Asset-Backed Securities	4.5
Municipal Bonds	2.3
Foreign Government Securities	0.2
Others(1)	0.3
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

452	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Core Select Bond Fund

October 31, 2021

Investments	Shares	Value

EXCHANGE TRADED FUNDS – 99.7%

FlexShares® Credit-Scored US Corporate Bond Index Fund(a)	704,981	$37,734,108

FlexShares® Credit-Scored US Long Corporate Bond Index Fund(a)	98,715	5,998,595

FlexShares® Disciplined Duration MBS Index Fund(a)	632,191	14,831,201

FlexShares® Ready Access Variable Income Fund(a)	26,513	2,015,253

iShares 10+ Year Investment Grade Corporate Bond ETF	85,179	5,994,898

iShares 20+ Year Treasury Bond ETF	78,540	11,599,572

iShares 3-7 Year Treasury Bond ETF	27,698	3,574,427

iShares 5-10 Year Investment Grade Corporate Bond ETF	189,880	11,337,735

iShares 7-10 Year Treasury Bond ETF	49,520	5,676,477

iShares MBS ETF	137,378	14,813,470

iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	231,499	12,570,396
Total Exchange Traded Funds (Cost $125,740,025)		126,146,132
	Principal Amount

SHORT-TERM INVESTMENTS – 0.2%

U.S. TREASURY OBLIGATIONS – 0.2%

U.S. Treasury Bills 0.05%, 1/20/2022(b) (Cost $274,971)	$275,000	274,968
Total Investments – 99.9% (Cost $126,014,996)		126,421,100

Other assets less liabilities – 0.1%		95,868
Net Assets – 100.0%		$126,516,968

(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the affiliated Funds.

(b)	The rate shown was the current yield as of October 31, 2021.

Percentages shown are based on Net Assets.

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$988,661
Aggregate gross unrealized depreciation	(971,678)
Net unrealized appreciation	$16,983
Federal income tax cost	$126,404,117

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	453

FlexShares® Core Select Bond Fund (cont.)

For the period ended October 31, 2021, the FlexShares® Core Select Bond Fund was invested in securities of affiliated FlexShares® Funds. The Schedules of Investments of the affiliated FlexShares® Funds are located elsewhere in this Report.

Investment in a company which was affiliated for the period ended October 31, 2021, was as follows:

Security	Value October 31, 2020	Purchases at Cost	Sales Proceeds	Shares October 31, 2021	Value October 31, 2021	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Loss
FlexShares® Credit-Scored US Corporate Bond Index Fund	$44,169,956	$19,165,187	$24,614,099	704,981	$37,734,108	$(1,070,790)	$725,634	$83,854
FlexShares® Credit-Scored US Long Corporate Bond Index Fund	13,498,994	3,967,005	10,818,484	98,715	5,998,595	12,071	283,367	(660,991)
FlexShares® Disciplined Duration MBS Index Fund	19,196,179	5,008,757	8,968,985	632,191	14,831,201	(365,716)	396,660	(39,034)
FlexShares® Ready Access Variable Income Fund	1,805,563	5,161,468	4,943,994	26,513	2,015,253	(2,730)	5,681	(5,054)
	$78,670,692	$33,302,417	$49,345,562	1,462,400	$60,579,157	$(1,427,165)	$1,411,342	$(621,225)

Security Type	% of Net Assets
Exchange Traded Funds	99.7%
Short-Term Investments	0.2
Others(1)	0.1
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

454	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements October 31, 2021

1. Organization

FlexShares® Trust (the “Trust”), a Maryland statutory trust, was formed on May 13, 2010, originally named NT ETF Trust and renamed FlexShares® Trust as of April 12, 2011. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust consists of thirty-one operational exchange-traded funds as of October 31, 2021 (each a “Fund” and collectively, the “Funds”).

The FlexShares ESG & Climate US Large Cap Core Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, and FlexShares ESG & Climate Investment Grade Corporate Core Index Fund (together, the “New Funds”) commenced operations on September 20, 2021.

Effective June 1, 2021, the name of the FlexShares® STOXX® US ESG Impact Index Fund was changed to FlexShares® STOXX® US ESG Select Index Fund and the name of the FlexShares® STOXX® Global ESG Impact Index Fund was changed to FlexShares® STOXX® Global ESG Select Index Fund.

The FlexShares® US Quality Low Volatility Index Fund, FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares® Emerging Markets Quality Low Volatility Index Fund, FlexShares® ESG & Climate US Large Cap Core Index Fund, FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares® Morningstar Global Upstream Natural Resources Index Fund, FlexShares® STOXX® Global Broad Infrastructure Index Fund, FlexShares® Global Quality Real Estate Index Fund, FlexShares® Real Assets Allocation Index Fund, FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares® Credit-Scored US Corporate Bond Index Fund, FlexShares® Credit-Scored US Long Corporate Bond Index Fund, FlexShares® ESG & Climate High Yield Corporate Core Index Fund, FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund, and the FlexShares® Ready Access Variable Income Fund are non-diversified series of the Trust, pursuant to the 1940 Act.

The FlexShares® Morningstar US Market Factor Tilt Index Fund, FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares® US Quality Large Cap Index Fund, FlexShares® STOXX® US ESG Select Index Fund (formerly known as the FlexShares® STOXX® US ESG Impact Index Fund), FlexShares® STOXX® Global ESG Select Index Fund (formerly known as the FlexShares® STOXX® Global ESG Impact Index Fund), FlexShares® Quality Dividend Index Fund, FlexShares® Quality Dividend Defensive Index Fund, FlexShares® Quality Dividend Dynamic Index Fund, FlexShares® International Quality Dividend Index Fund, FlexShares® International Quality Dividend Defensive Index Fund, FlexShares® International Quality Dividend Dynamic Index Fund, FlexShares® Disciplined Duration MBS Index Fund, FlexShares® High Yield Value-Scored Bond Index Fund, and the FlexShares® Core Select Bond Fund are diversified series of the Trust, pursuant to the 1940 Act.

Each Fund, except the FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund, seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an “Underlying Index”). The FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares ESG & Climate US Large Cap Core Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund and the FlexShares ESG & Climate

FLEXSHARES ANNUAL REPORT	455

Notes to the Financial Statements (cont.)

Investment Grade Corporate Core Index Fund seek to track Underlying Indexes developed by Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”), an indirect subsidiary of Northern Trust Corporation. The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund and FlexShares Morningstar Global Upstream Natural Resources Index Fund seek to track Underlying Indexes sponsored by Morningstar, Inc. The FlexShares STOXX® US ESG Select Index Fund, FlexShares STOXX® Global ESG Select Index Fund, and FlexShares STOXX® Global Broad Infrastructure Index Fund seek to track Underlying Indexes sponsored by STOXX. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund seek to track Underlying Indexes sponsored by Markit Indexes Limited. The FlexShares Disciplined Duration MBS Index Fund seeks to track an Underlying Index sponsored by ICE Data Indexes, LLC.

The FlexShares Real Assets Allocation Index Fund is a fund of funds that seeks its investment objective by investing primarily in the shares of other FlexShares ETFs that are eligible for inclusion in its Underlying Index, rather than in securities of individual companies. The FlexShares Core Select Bond Fund seeks to achieve its investment objective by investing, under normal circumstances in U.S. dollar-denominated investment-grade fixed-income securities either directly or indirectly through FlexShares ETFs, unaffiliated ETFs and other registered investment companies. The investment performance of each of the FlexShares Real Assets Allocation Index Fund and FlexShares Core Select Bond Fund is directly related to the performance of the underlying fund(s) in which it invests (“Underlying Fund”).

The FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund are actively managed and do not seek to replicate the performance of a specified index. The FlexShares Ready Access Variable Income Fund seeks maximum current income consistent with the preservation of capital and liquidity. The FlexShares Core Select Bond Fund seeks total return and preservation of capital. Each Fund, except the FlexShares Ready Access Variable Income

Fund and the FlexShares Core Select Bond Fund, is referred to herein as an “Index Fund.” Each Fund is managed by the Investment Adviser.

2. Significant Accounting Policies

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Each Fund’s net asset value (“NAV”) is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading, based on prices at the time of closing provided that any U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of a Fund is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The investments of the Funds are valued at fair value pursuant to the pricing policy and procedures approved by the Trust’s Board of Trustees (“Board”). The Funds’ investments are valued using market quotations when available. When market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, the Funds value securities at fair value as determined in good faith in accordance with the Funds’ fair value pricing procedures as approved by

456	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

the Board. Such circumstances include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news affecting an issuer is released, such as government approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other investment companies and investors to price the same investments. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security may be materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by an Index Fund’s Underlying Index. This difference may adversely affect an Index Fund’s ability to track its Underlying Index. Portfolio securities of certain Funds are listed on foreign exchanges and their value may change on days when shareholders will not be able to purchase or sell Fund shares.

Security prices are generally provided by independent pricing services. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or American Depositary Receipts (“ADRs”), are valued at the closing price, or last sale price, reported on the exchange or system where the security is principally traded. The closing price for securities traded on the NASDAQ/NMS is the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value is determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales of the security for that day on any exchange or system, the security is valued at fair value pursuant to the Trust’s fair value procedures.

Securities that are traded regularly in the over-the-counter market (other than the NASDAQ/NMS), including securities listed on exchanges but primarily traded over-the-counter, are valued on the basis of bid quotes or the mean between the bid and asked quotes based upon quotes furnished by one or more broker-dealers or market makers for those securities. Securities that may be traded over-the-counter include equity securities, fixed-income securities, non-exchange-listed foreign securities, and certain derivative instruments. Fixed-income securities may be valued using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets, to derive values when such prices are believed to reflect fair market values of such securities. Such prices may be determined by taking into account securities prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Fixed-income securities maturing within a relatively short period, less than 60 days, are valued at amortized cost when it approximates fair value.

Foreign equity securities are generally priced at the closing price or last sales price reported on the foreign exchange on which they are principally traded. If there have been no sales for that day on the primary exchange, then the value is determined with reference to the last sale price on any other exchange. If there have been no sales of the security for that day on any exchange, the security will be valued at fair value pursuant to the Trust’s fair value procedures. Spot and forward foreign currency exchange contracts generally are valued using an independent pricing service. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by NTI as Investment Adviser. Any use of a different rate from the rates used by the index provider may adversely affect the Fund’s ability to track its Underlying Index. The index provider

FLEXSHARES ANNUAL REPORT	457

Notes to the Financial Statements (cont.)

determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Exchange-traded financial futures and options thereon are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. If there was no sale on that day, and for other non-exchange traded derivatives, the contract is valued at fair value pursuant to the Trust’s fair value procedures.

Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ administrator to calculate the NAV per share of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Funds’ NAVs and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures, and it may be necessary for alternative procedures to be followed to price portfolio securities when determining the Funds’ NAVs.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in three levels listed below:

•	Level 1—Quoted prices in active markets for identical assets on the measurement date.

•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities may be valued at amortized cost, as long as amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuations as of October 31, 2021 for each Fund based upon the three levels defined above. Please refer to the Schedules of Investments to view equity and debt securities segregated by industry type, where applicable.

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares US Quality Low Volatility Index Fund
Investments
Common Stocks*	$160,783,795	$—	$—	$160,783,795

Short-Term Investments	—	34,996	—	34,996

Total Investments	$160,783,795	$34,996	$—	$160,818,791

Other Financial Instruments
Assets

Futures Contracts	$8,541	$—	$—	$8,541

Total Other Financial Instruments	$8,541	$—	$—	$8,541

458	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund
Investments
Common Stocks
Real Estate Management & Development	$2,119,849	$216,387	$—	$2,336,236

Other*	72,474,691	—	—	72,474,691

Total Investments	$74,594,540	$216,387	$—	$74,810,927

Other Financial Instruments
Assets
Futures Contracts	$4,748	$—	$—	$4,748
Forward Foreign Currency Contracts	—	14,802	—	14,802
Liabilities

Forward Foreign Currency Contracts	—	(9,585)	—	(9,585)

Total Other Financial Instruments	$4,748	$5,217	$—	$9,965

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Emerging Markets Quality Low Volatility Index Fund
Investments
Common Stocks
Multiline Retail	$—	$353	$—	$353

Other*	15,685,554	—	—	15,685,554

Total Investments	$15,685,554	$353	$—	$15,685,907

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$2	$—	$2
Liabilities

Futures Contracts	(1,621)	—	—	(1,621)

Total Other Financial Instruments	$(1,621)	$2	$—	$(1,619)

FLEXSHARES ANNUAL REPORT	459

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Morningstar US Market Factor Tilt Index Fund
Investments
Common Stocks*	$1,714,660,136	$—	$—	$1,714,660,136
Rights	—	—	25,720	25,720
Warrants	64,161	—	—	64,161
Securities Lending Reinvestments
Certificates of Deposit	—	8,000,044	—	8,000,044

Repurchase Agreements	—	148,227,116	—	148,227,116

Total Investments	$1,714,724,297	$156,227,160	$25,720	$1,870,977,177

Other Financial Instruments
Assets

Futures Contracts	$456,376	$—	$—	$456,376

Total Other Financial Instruments	$456,376	$—	$—	$456,376

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund
Investments
Closed End Funds	$106,428	$—	$—	$106,428
Common Stocks
Banks	62,652,152	1,083	—	62,653,235
Capital Markets	22,905,765	889,163	—	23,794,928
Electronic Equipment, Instruments & Components	12,740,645	213,805	—	12,954,450
Equity Real Estate Investment Trusts (REITs)	15,713,250	32,392	—	15,745,642
Health Care Providers & Services	3,866,876	591	—	3,867,467
Internet & Direct Marketing Retail	4,086,299	88,555	—	4,174,854
Media	7,023,854	39,844	—	7,063,698
Real Estate Management & Development	16,149,285	374,752	—	16,524,037
Other*	488,798,296	—	—	488,798,296
Convertible Bonds	10,122	—	—	10,122
Warrants	—	—	—	—

Securities Lending Reinvestments Repurchase Agreements	—	13,300,695	—	13,300,695

Total Investments	$634,052,972	$14,940,880	$—	$648,993,852

Other Financial Instruments
Assets
Futures Contracts	$206,380	$—	$—	$206,380
Forward Foreign Currency Contracts	—	59,353	—	59,353
Liabilities
Futures Contracts	(88,291)	—	—	(88,291)

Forward Foreign Currency Contracts	—	(182,098)	—	(182,098)

Total Other Financial Instruments	$118,089	$(122,745)	$—	$(4,656)

460	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund
Investments
Common Stocks
Automobiles	$8,755,091	$31,776	$—	$8,786,867
Banks	43,179,845	568,745	—	43,748,590
Biotechnology	2,588,435	8,511	13,057	2,610,003
Capital Markets	6,879,698	—	21,543	6,901,241
Commercial Services & Supplies	386,339	38,769	—	425,108
Energy Equipment & Services	411,175	4,579	—	415,754
Equity Real Estate Investment Trusts (REITs)	4,396,455	28,441	—	4,424,896
Food & Staples Retailing	3,056,382	509	—	3,056,891
Hotels, Restaurants & Leisure	2,516,703	1,736	11,284	2,529,723
Household Durables	2,630,390	33,734	—	2,664,124
Metals & Mining	13,948,943	—	161,297	14,110,240
Oil, Gas & Consumable Fuels	17,213,535	1,661	—	17,215,196
Pharmaceuticals	4,601,949	—	3,914	4,605,863
Real Estate Management & Development	14,428,494	184,467	24,878	14,637,839
Transportation Infrastructure	3,898,663	104,965	—	4,003,628
Wireless Telecommunication Services	3,295,140	342,421	—	3,637,561
Other*	198,709,082	—	—	198,709,082
Corporate Bonds*	—	9,152	—	9,152
Rights	1,005	1,609	—	2,614
Warrants	—	773	—	773

Securities Lending Reinvestments Repurchase Agreements	—	2,781,579	—	2,781,579

Total Investments	$330,897,324	$4,143,427	$235,973	$335,276,724

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$12,559	$—	$12,559
Liabilities
Futures Contracts	(49,371)	—	—	(49,371)

Forward Foreign Currency Contracts	—	(3,323)	—	(3,323)

Total Other Financial Instruments	$(49,371)	$9,236	$—	$(40,135)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares US Quality Large Cap Index Fund
Investments
Common Stocks*	$142,459,103	$—	$—	$142,459,103

Securities Lending Reinvestments Repurchase Agreements	—	109,616	—	109,616

Total Investments	$142,459,103	$109,616	$—	$142,568,719

Other Financial Instruments
Assets

Futures Contracts	$46,823	$—	$—	$46,823

Total Other Financial Instruments	$46,823	$—	$—	$46,823

FLEXSHARES ANNUAL REPORT	461

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares STOXX® US ESG Select Index Fund
Investments

Common Stocks*	$190,347,988	$—	$—	$190,347,988

Total Investments	$190,347,988	$—	$—	$190,347,988

Other Financial Instruments
Assets

Futures Contracts	$39,491	$—	$—	$39,491

Total Other Financial Instruments	$39,491	$—	$—	$39,491

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares STOXX® Global ESG Select Index Fund
Investments
Common Stocks
Capital Markets	$4,976,476	$403,274	$—	$5,379,750
Internet & Direct Marketing Retail	9,490,955	21,997	—	9,512,952
Real Estate Management & Development	703,250	24,534	—	727,784
Other*	166,070,439	—	—	166,070,439
Convertible Bonds	2,631	—	—	2,631

Securities Lending Reinvestments Repurchase Agreements	—	1,234,053	—	1,234,053

Total Investments	$181,243,751	$1,683,858	$—	$182,927,609

Other Financial Instruments
Assets
Futures Contracts	$66,874	$—	$—	$66,874
Forward Foreign Currency Contracts	—	27,020	—	27,020
Liabilities
Futures Contracts	(11,178)	—	—	(11,178)

Forward Foreign Currency Contracts	—	(16,181)	—	(16,181)

Total Other Financial Instruments	$55,696	$10,839	$—	$66,535

462	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares ESG & Climate US Large Cap Core Index Fund
Investments
Common Stocks*	$2,642,457	$—	$—	$2,642,457

Short-Term Investments	—	4,999	—	4,999

Total Investments	$2,642,457	$4,999	$—	$2,647,456

Other Financial Instruments
Assets

Futures Contracts	$1,240	$—	$—	$1,240

Total Other Financial Instruments	$1,240	$—	$—	$1,240

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund
Investments
Common Stocks
Capital Markets	$121,803	$19,614	$—	$141,417

Other*	4,967,209	—	—	4,967,209

Total Investments	$5,089,012	$19,614	$—	$5,108,626

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$510	$—	$510
Liabilities

Forward Foreign Currency Contracts	—	(1,857)	—	(1,857)

Total Other Financial Instruments	$—	$(1,347)	$—	$(1,347)

FLEXSHARES ANNUAL REPORT	463

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Morningstar Global Upstream Natural Resources Index Fund
Investments
Common Stocks*	$6,019,017,379	$—	$—	$6,019,017,379
Securities Lending Reinvestments Certificates of Deposit	—	12,000,049	—	12,000,049

Repurchase Agreements	—	48,798,497	—	48,798,497

Total Investments	$6,019,017,379	$60,798,546	$—	$6,079,815,925

Other Financial Instruments
Assets
Futures Contracts	$878,891	$—	$—	$878,891
Forward Foreign Currency Contracts	—	1,209,027	—	1,209,027
Liabilities
Futures Contracts	(46,596)	—	—	(46,596)

Forward Foreign Currency Contracts	—	(814,670)	—	(814,670)

Total Other Financial Instruments	$832,295	$394,357	$—	$1,226,652

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares STOXX® Global Broad Infrastructure Index Fund
Investments
Common Stocks*	$2,621,193,595	$—	$—	$2,621,193,595

Securities Lending Reinvestments Repurchase Agreements	—	32,219,867	—	32,219,867

Total Investments	$2,621,193,595	$32,219,867	$—	$2,653,413,462
Other Financial Instruments
Assets
Futures Contracts	$500,629	$—	$—	$500,629
Forward Foreign Currency Contracts	—	265,525	—	265,525
Liabilities
Futures Contracts	(63,677)	—	—	(63,677)

Forward Foreign Currency Contracts	—	(516,358)	—	(516,358)

Total Other Financial Instruments	$436,952	$(250,833)	$—	$186,119

464	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Global Quality Real Estate Index Fund
Investments
Common Stocks
Real Estate Management & Development	$65,214,048	$9,140,889	$—	$74,354,937
Other*	339,914,881	—	—	339,914,881

Securities Lending Reinvestments Repurchase Agreements	—	11,192,491	—	11,192,491

Total Investments	$405,128,929	$20,333,380	$—	$425,462,309

Other Financial Instruments
Assets
Futures Contracts	$134,540	$—	$—	$134,540
Forward Foreign Currency Contracts	—	8,285	—	8,285
Liabilities
Futures Contracts	(11,822)	—	—	(11,822)

Forward Foreign Currency Contracts	—	(14,213)	—	(14,213)

Total Other Financial Instruments	$122,718	$(5,928)	$—	$116,790

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Real Assets Allocation Index Fund
Investments

Exchange Traded Funds	$30,290,663	$—	$—	$30,290,663

Total Investments	$30,290,663	$—	$—	$30,290,663

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Quality Dividend Index Fund
Investments
Common Stocks*	$1,632,826,679	$—	$—	$1,632,826,679
Securities Lending Reinvestments Certificates of Deposit	—	5,000,036	—	5,000,036

Repurchase Agreements	—	88,371,909	—	88,371,909

Total Investments	$1,632,826,679	$93,371,945	$—	$1,726,198,624

Other Financial Instruments
Assets

Futures Contracts	$330,801	$—	$—	$330,801

Total Other Financial Instruments	$330,801	$—	$—	$330,801

FLEXSHARES ANNUAL REPORT	465

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Quality Dividend Defensive Index Fund
Investments
Common Stocks*	$445,185,932	$—	$—	$445,185,932

Securities Lending Reinvestments Repurchase Agreements	—	23,597,323	—	23,597,323

Total Investments	$445,185,932	$23,597,323	$—	$468,783,255

Other Financial Instruments
Assets

Futures Contracts	$99,533	$—	$—	$99,533

Total Other Financial Instruments	$99,533	$—	$—	$99,533

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Quality Dividend Dynamic Index Fund
Investments
Common Stocks*	$21,704,940	$—	$—	$21,704,940

Securities Lending Reinvestments Repurchase Agreements	—	275,181	—	275,181

Total Investments	$21,704,940	$275,181	$—	$21,980,121

Other Financial Instruments
Assets

Futures Contracts	$9,461	$—	$—	$9,461

Total Other Financial Instruments	$9,461	$—	$—	$9,461

466	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares International Quality Dividend Index Fund
Investments
Common Stocks*	$598,831,553	$—	$—	$598,831,553

Securities Lending Reinvestments Repurchase Agreements	—	17,256,554	—	17,256,554

Total Investments	$598,831,553	$17,256,554	$—	$616,088,107

Other Financial Instruments
Assets
Futures Contracts	$198,034	$—	$—	$198,034
Forward Foreign Currency Contracts	—	161,905	—	161,905
Liabilities
Futures Contracts	(187,386)	—	—	(187,386)

Forward Foreign Currency Contracts	—	(259,228)	—	(259,228)

Total Other Financial Instruments	$10,648	$(97,323)	$—	$(86,675)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares International Quality Dividend Defensive Index Fund
Investments
Common Stocks
Real Estate Management & Development	$1,315,518	$23,920	$—	$1,339,438
Other*	68,887,753	—	—	68,887,753

Securities Lending Reinvestments Repurchase Agreements	—	1,625,153	—	1,625,153

Total Investments	$70,203,271	$1,649,073	$—	$71,852,344

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$18,838	$—	$18,838
Liabilities
Futures Contracts	(15,232)	—	—	(15,232)

Forward Foreign Currency Contracts	—	(5,317)	—	(5,317)

Total Other Financial Instruments	$(15,232)	$13,521	$—	$(1,711)

FLEXSHARES ANNUAL REPORT	467

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares International Quality Dividend Dynamic Index Fund
Investments
Common Stocks
Capital Markets	$2,024,030	$386,334	$—	$2,410,364
Other*	71,962,729	—	—	71,962,729

Securities Lending Reinvestments Repurchase Agreements	—	1,136,015	—	1,136,015

Total Investments	$73,986,759	$1,522,349	$—	$75,509,108

Other Financial Instruments
Assets
Futures Contracts	$1,531	$—	$—	$1,531
Forward Foreign Currency Contracts	—	12,173	—	12,173
Liabilities
Futures Contracts	(9,092)	—	—	(9,092)

Forward Foreign Currency Contracts	—	(8,111)	—	(8,111)

Total Other Financial Instruments	$(7,561)	$4,062	$—	$(3,499)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund
Investments
U.S. Treasury Obligations	$—	$1,435,507,055	$—	$1,435,507,055

Securities Lending Reinvestments Repurchase Agreements	—	3,852,300	—	3,852,300

Total Investments	$—	$1,439,359,355	$—	$1,439,359,355

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund
Investments
U.S. Treasury Obligations	$—	$713,145,586	$—	$713,145,586

Securities Lending Reinvestments Repurchase Agreements	—	2,318,500	—	2,318,500

Total Investments	$—	$715,464,086	$—	$715,464,086

468	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Disciplined Duration MBS Index Fund
Investments

Mortgage-Backed Securities	$—	$108,374,947	$—	$108,374,947

Total Investments	$—	$108,374,947	$—	$108,374,947

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Credit-Scored US Corporate Bond Index Fund
Investments

Corporate Bonds*	$—	$308,335,995	$—	$308,335,995

Total Investments	$—	$308,335,995	$—	$308,335,995

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Credit-Scored US Long Corporate Bond Index Fund
Investments

Corporate Bonds*	$—	$59,393,212	$—	$59,393,212

Total Investments	$—	$59,393,212	$—	$59,393,212

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares High Yield Value-Scored Bond Index Fund
Investments
Common Stocks*	$49	$—	$—	$49

Corporate Bonds*	—	567,330,700	—	567,330,700

Total Investments	$49	$567,330,700	$—	$567,330,749

FLEXSHARES ANNUAL REPORT	469

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares ESG & Climate High Yield Corporate Core Index Fund
Investments

Corporate Bonds*	$—	$48,820,616	$—	$48,820,616

Total Investments	$—	$48,820,616	$—	$48,820,616

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund
Investments

Corporate Bonds*	$—	$47,966,046	$—	$47,966,046

Total Investments	$—	$47,966,046	$—	$47,966,046

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Ready Access Variable Income Fund
Investments
Asset-Backed Securities	$—	$16,640,088	$—	$16,640,088
Corporate Bonds*	—	347,041,422	—	347,041,422
Municipal Bonds	—	8,755,486	—	8,755,486

Foreign Government Securities	—	812,778	—	812,778

Total Investments	$—	$373,249,774	$—	$373,249,774

Other Financial Instruments
Assets

Asset-Backed Security	$—	$—	$—	$—

Total Other Financial Instruments	$—	$—	$—	$—

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Core Select Bond Fund
Investments
Exchange Traded Funds	$126,146,132	$—	$—	$126,146,132

Short-Term Investments	—	274,968	—	274,968

Total Investments	$126,146,132	$274,968	$—	$126,421,100

*	See Schedules of Investments for segregation by industry type.

470	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Foreign Securities

The FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investment in its Underlying Funds), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund and the FlexShares ESG & Climate Developed Markets ex-US Core Index Fund invest in publicly-traded equity securities of issuers in countries other than the United States of America (“U.S.”). Such investments include direct investments in non-U.S. dollar denominated securities traded outside the U.S. The Funds’ investments in foreign securities also may be in the form of ADRs and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”) based on securities in their Underlying Indexes. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in foreign securities markets.

In addition to investment risks associated with the underlying issuer, ADRs and GDRs expose a Fund to risk associated with non-uniform terms that apply to ADR and GDR programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency and liquidity risk. ADRs and GDRs are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent a Fund invests in GDRs, such GDRs will be listed on a foreign exchange. A Fund will not invest in any unlisted Depositary Receipt, any Depositary Receipt that NTI deems to be illiquid or any Depositary Receipt for which market quotations are not readily available. Generally, all Depositary Receipts must be sponsored.

The FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund and the FlexShares ESG & Climate Investment Grade Corporate Core Index Fund may invest in U.S. dollar denominated bonds of non-U.S. corporations to the extent such bonds are included in each Fund’s Underlying Index. The FlexShares Core Select Bond Fund may invest in U.S. dollar denominated bonds of non-U.S. corporations, either directly or indirectly through Underlying Funds, to achieve its investment objective.

The FlexShares Ready Access Variable Income Fund may invest, without limitation, in fixed-income securities and instruments of foreign issuers in developed and emerging markets, including debt securities of foreign governments.

Investing in foreign securities, including Depositary Receipts, may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose taxes and limits on investment and repatriation. Any of these events could cause the value of a Fund’s foreign investment to decline. To the extent that a Fund’s assets are significantly invested in a single country or geographic region, a Fund will be subject to the risks associated with that particular country or region.

The FlexShares Emerging Markets Quality Low Volatility Fund and FlexShares Morningstar Emerging Markets Factor Tilt Index Fund will invest primarily in emerging market countries. In addition, the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares

FLEXSHARES ANNUAL REPORT	471

Notes to the Financial Statements (cont.)

STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investment in its Underlying Funds), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund may invest its assets in emerging market countries. The FlexShares Ready Access Variable Income Fund may invest up to 20% of its total assets in fixed-income securities and instruments of issuers in emerging markets. The markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed foreign markets. The risks of foreign investment are increased when the issuer is located in a country with an emerging economy or securities market.

Inflation-Indexed Securities

The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund invest primarily in U.S. Treasury Inflation-Protected Securities (“TIPS”). The FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund (directly or through its Underlying Funds) may invest in inflation-indexed securities.

TIPS have varying maturities and pay interest on a semiannual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of TIPS will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation.

The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. Any increase in the principal amount of TIPS will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the TIPS’ inflation measure.

The periodic adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Mortgage-Backed Pass-Through Securities

The FlexShares Disciplined Duration MBS Index Fund invests primarily in U.S. agency mortgage-backed pass-through securities (“MBS”), a category of pass-through securities backed by pools of mortgages and issued by one of the following U.S. government agencies: the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) or the Government National Mortgage Association (GNMA or Ginnie Mae) (each a “US Agency”). Under normal circumstances, the Fund will invest at least 80% of its total assets in the securities of its Underlying Index and in “to-be announced transactions” (“TBA transactions”) that represent securities in its Underlying Index. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, coupon rate, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to settlement.

472	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Pending settlement of such TBA contracts, the FlexShares Disciplined Duration MBS Index Fund will invest in liquid, short-term instruments. The FlexShares Core Select Bond Fund may also invest either directly or through its Underlying Funds in MBS, including TBA transactions.

Mortgage Dollar Rolls

The FlexShares Disciplined Duration MBS Index Fund and the FlexShares Core Select Bond Fund (directly or through its Underlying Funds) may enter into mortgage dollar roll transactions. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.

For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to enter into mortgage dollar rolls that are accounted for as financing and does not treat them as borrowings.

Repurchase Agreements

To the extent consistent with its investment policies, each Fund may enter into repurchase agreements under which it purchases securities (collateral) for cash from a seller and agrees to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts at JPMorgan Chase, the Fund’s custodian, and is not reflected in the assets of the Funds, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The Fund is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

The Northern Trust Company, the parent of NTI, currently is a party to various Master Repurchase Agreements with a number of different counterparties, and acts as agent on behalf of various disclosed principals, including the Funds and various other accounts managed by NTI, in entering into repurchase agreements under the Master Repurchase Agreements. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Funds and does not collect any additional fees from the Funds for such services. As of October 31, 2021, none of the Funds presented in these financial statements had repurchase agreements outstanding except as discussed below.

As of October 31, 2021, the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund invested cash collateral for loans of portfolio securities in repurchase agreements, as reflected in the respective Schedule of Investments under the caption “Securities Lending Reinvestments.”

FLEXSHARES ANNUAL REPORT	473

Notes to the Financial Statements (cont.)

Securities Lending

Each Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund is required to receive minimum initial collateral value as follows:

Type of Loan	Minimum Initial Collateral Requirement

U.S. dollar denominated securities secured by U.S. dollar denominated government securities or cash collateral	102%

U.S. dollar denominated securities secured by non-U.S. dollar denominated government securities or cash collateral	105%

Non-U.S. dollar denominated securities secured by government securities or cash collateral in the same denomination as the lent securities	102%

Non-U.S. dollar denominated securities secured by government securities or cash collateral in the different denomination from the lent securities	105%

U.S. dollar and Non-U.S. dollar denominated securities secured by equity securities collateral	105%

The collateral is maintained thereafter, at a value equal to at least 100% of the value of the securities loaned. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower.

Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral). JPMorgan Chase Bank, N.A. (the “Securities Lending Agent”) serves as the securities lending agent for the securities lending program of a Fund.

Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or foreign governments or its agencies (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. The market value of securities on loan and the value of investments made with cash collateral received are disclosed in the Schedules of Investments. Securities lending income includes income from the securities lending program recorded when earned from the Securities Lending Agent and any fees charged to borrowers less expenses associated with the loan. The net amount is reflected in the Statement of Operations under “Securities lending income (net of fees).” The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day.

When a Fund lends its securities, it will continue to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral.

A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. A Fund does not have the right to vote securities on loan, but can terminate the loan and regain the right to vote if a material event affecting the securities occurred. A borrower might become insolvent or refuse to honor its obligation to return the securities. In the event of a default by a borrower with respect to any loan, the Securities Lending Agent will exercise any and all remedies provided under the applicable borrower agreement. These remedies include purchasing replacement securities for the Fund by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If the proceeds from the collateral are less than the purchase cost of the replacement securities, the Securities Lending Agent is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. Each Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower.

474	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

In accordance with guidance presented in FASB Accounting Standard Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2021, which were comprised of cash, were as follows:

Fund

FlexShares® Morningstar US Market Factor Tilt Index Fund	$156,227,373

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	13,300,695

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	2,781,579

FlexShares® US Quality Large Cap Index Fund	109,616

FlexShares® STOXX® Global ESG Select Index Fund	1,234,053

FlexShares® Morningstar Global Upstream Natural Resources Index Fund	60,798,887

FlexShares® STOXX® Global Broad Infrastructure Index Fund	32,219,867

FlexShares® Global Quality Real Estate Index Fund	11,192,491

FlexShares® Quality Dividend Index Fund	93,372,067

FlexShares® Quality Dividend Defensive Index Fund	23,597,323

FlexShares® Quality Dividend Dynamic Index Fund	275,181

FlexShares® International Quality Dividend Index Fund	17,256,554

FlexShares® International Quality Dividend Defensive Index Fund	1,625,153

FlexShares® International Quality Dividend Dynamic Index Fund	1,136,015

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	3,852,300

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund	2,318,500

At October 31, 2021, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

The cash collateral received from securities loaned as disclosed in the Statements of Assets and Liabilities is collateralized by securities on loan as disclosed within the Schedules of Investments and such borrowings have maturities that are overnight and continuous.

Securities lending agreements may be subject to regulation as qualified financial contracts (“QFCs”). Regulations adopted by federal banking regulators under the Dodd-Frank Act, which took effect in 2019, require that certain QFCs with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks. The remaining maturities of the securities lending transactions are considered overnight and continuous.

Derivative Contracts

Futures Contracts

All of the Index Funds may invest in futures contracts to help track the price and yield performance of their Underlying Indexes. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequent payments to be made or received by the Funds equal to the change in contract value are recorded as variation margin payable or receivable and offset in unrealized gains or losses. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. A Fund recognizes a realized gain or loss when a contract is closed or expires. The Statements of Operations reflect unrealized gains or losses on open futures contracts, as “Net change in unrealized appreciation (depreciation) on futures contracts”, and any realized gains (losses) on closed futures contracts as “Net realized gain (loss) from Expiration or closing of futures contracts”.

The FlexShares Core Select Bond Fund may take long or short positions in futures to manage the Fund’s exposure to

FLEXSHARES ANNUAL REPORT	475

Notes to the Financial Statements (cont.)

interest rate risk. When applicable, the Fund seeks to mitigate the potential impact of interest rates on the performance of bonds by entering into short positions in U.S. Treasury futures or transactions in interest rate swaps. The Fund’s short positions in U.S. Treasury futures and interest rate swaps are not intended to mitigate credit spread risk or other factors influencing the price of bonds, which may have a greater impact than interest rates. In addition, when interest rates fall, long-only bond investments will perform better than the Fund’s investments. As of October 31, 2021, the FlexShares Core Select Bond Fund did not hold swaps.

As of October 31, 2021, the FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Select Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares ESG & Climate US Large Cap Core Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund had open futures contracts.

The use of futures contracts involves, to varying degrees, elements of market and counterparty risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts present the following risks: imperfect correlation between the change in market value of a Fund’s securities and the price of futures contracts; the possible inability to close a futures contract when desired; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protection as U.S. exchanges.

Foreign Currency Translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the prevailing market rates on the date of valuation as quoted by one or more banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). Any use of a rate different from the rates used by an Index Fund’s index provider may affect a Fund’s ability to track its Underlying Index. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received, and the portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in “Net realized gain (loss) on investment in securities” on the Statements of Operations. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies” on the Statements of Operations.

Forward Foreign Currency Exchange Contracts

The FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low

476	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Volatility Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and the FlexShares Ready Access Variable Income Fund may enter into forward foreign currency exchange contracts to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. The FlexShares Ready Access Variable Income Fund also may engage in forward foreign currency transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates. The Funds, however, do not expect to engage in currency transactions for speculative purposes (e.g., for potential income or capital gain). All forward foreign currency exchange contracts held are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded. The Funds record realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The difference between the future foreign currency exchange rates at the date of entry into the contract and the rates at the reporting date are included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” in the Statements of Operations. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency.

There are several risks associated with these contracts. One risk is the potential inability of counterparties to meet the terms of their contracts, and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect (i) realized gains or losses, if any, in “Net realized gain (loss) from settlement of forward foreign currency contracts” and (ii) unrealized gains or losses in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts”. Forward foreign currency exchange contracts are privately negotiated transactions and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade, and these markets can experience periods of illiquidity.

As of October 31, 2021, the FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX Global ESG Select Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund had open forward foreign currency contracts.

Offsetting of Financial Assets and Derivative Assets

The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement or similar agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between the Fund and the applicable counterparty. In the event of a default, the agreement provides the right for the

FLEXSHARES ANNUAL REPORT	477

Notes to the Financial Statements (cont.)

non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. The Funds’ right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject.

For financial reporting purposes, the Trust can offset financial assets and financial liabilities of the FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging

Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and the FlexShares International Quality Dividend Dynamic Index Fund that are subject to master netting arrangements or similar agreements in the Statements of Assets and Liabilities. The following table presents the gross and net amounts of these assets and liabilities:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Assets presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares Developed Markets ex-US Quality Low Volatility Index Fund
	Foreign Currency Contracts — Bank of New York	$1,331	$(822)	$ —	$509
	Foreign Currency Contracts — BNP Paribas SA	4,215	(1,074)	—	3,141
	Foreign Currency Contracts — Citibank NA	1,527	(1,527)	—	—
	Foreign Currency Contracts — Morgan Stanley	6,634	(2,218)	—	4,416
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	1,095	(1,095)	—	—
	Total	$14,802	$(6,736)	$ —	$8,066
FlexShares Emerging Markets Quality Low Volatility Index Fund
	Foreign Currency Contracts — JPMorgan Chase Bank	$2	$—	$ —	2
			—	—	—
			—	—	—
	Total	$2	$—	$ —	$2
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund
	Foreign Currency Contracts — Bank of New York	$9,200		$ —	$9,200
	Foreign Currency Contracts — BNP Paribas SA	4,706		—	4,706
	Foreign Currency Contracts — Citibank NA	29,600	(385)		29,215
	Foreign Currency Contracts — Morgan Stanley	6,818	(6,818)		—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	9,029	(9,029)		—
	Total	$59,353	$(16,232)	$ —	$43,121

478	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Assets presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund
	Foreign Currency Contracts — Citibank NA	$6,525		$ —	$6,525
	Foreign Currency Contracts — Goldman Sachs & Co.	4,923	(3,323)	—	1,600
	Foreign Currency Contracts — JPMorgan Chase Bank	220	—	—	220
	Foreign Currency Contracts — Morgan Stanley	650	—	—	650
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	241	—	—	241
	Total	$12,559	$(3,323)	$ —	$9,236
FlexShares STOXX® Global ESG Select Index Fund	Foreign Currency Contracts — JPMorgan Chase Bank	$13,384	$—	$ —	$13,384
	Foreign Currency Contracts — Morgan Stanley	$685	$(685)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	12,951	(12,951)	—	—
	Total	$27,020	$(13,636)	$ —	$13,384
FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund
	Foreign Currency Contracts — Citibank NA	$312	$(312)	$ —	$—
	Foreign Currency Contracts — Goldman Sachs & Co.	198	(52)	—	146
	Total	$510	$(364)	$ —	$146
FlexShares Morningstar Global Upstream Natural Resources Index Fund
	Foreign Currency Contracts — Bank of Montreal	$14,738	$(2,731)	$ —	$12,007
	Foreign Currency Contracts — BNP Paribas SA	83,158	—	—	83,158
	Foreign Currency Contracts — Citibank NA	661,388	(243,245)	—	418,143
	Foreign Currency Contracts — Goldman Sachs & Co.	3,894	(3,894)	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank	192,415	(115,137)	—	77,278
	Foreign Currency Contracts — Morgan Stanley	199,311	(65,763)	—	133,548
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	52,271	(52,271)	—	—
	Foreign Currency Contracts — UBS AG	1,852	(1,852)	—	—
	Total	$1,209,027	$(484,893)	$ —	$724,134
FlexShares STOXX® Global Broad Infrastructure Index Fund	Foreign Currency Contracts — Citibank NA	$178	$(178)	$ —	$—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	$265,347	(265,347)	—	—
	Total	$265,525	$(265,525)	$ —	$—

FLEXSHARES ANNUAL REPORT	479

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Assets presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares Global Quality Real Estate Index Fund	Foreign Currency Contracts — Bank of Montreal	$2,534	$—	$—	$2,534
	Foreign Currency Contracts — Bank of New York	692	(692)	—	—
	Foreign Currency Contracts — Citibank NA	14	(14)	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	451	(451)	—	—
	Foreign Currency Contracts — Morgan Stanley	1,712	(1,712)	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	103	(78)	—	25
	Foreign Currency Contracts — UBS AG	2,779		—	2,779
	Total	$8,285	$(2,947)	$—	$5,338
FlexShares International Quality Dividend Index Fund	Foreign Currency Contracts — Bank of New York	$—	$—	$—	$—
	Foreign Currency Contracts — BNP Paribas SA	—	—	—	—
	Foreign Currency Contracts — Citibank NA	20,697	(1,882)	—	18,815
	Foreign Currency Contracts — Goldman Sachs & Co.	36,612	(11,737)	—	24,875
	Foreign Currency Contracts — JPMorgan Bank	1,631	(1,631)	—	—
	Foreign Currency Contracts — Morgan Stanley	30,858	(16,636)	—	14,222
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	66,343	(66,343)	—	—
	Foreign Currency Contracts — UBS AG	5,764		—	5,764
	Total	$161,905	$(98,229)	$—	$63,676
FlexShares International Quality Dividend Defensive Index Fund	Foreign Currency Contracts — BNP Paribas SA	$193	$—	$—	$193
	Foreign Currency Contracts — Goldman Sachs & Co.	1,264		—	1,264
	Foreign Currency Contracts — JPMorgan Chase Bank	3,212	(795)	$—	2,417
	Foreign Currency Contracts — Morgan Stanley	11,464	(4,522)	—	6,942
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	2,705		—	2,705
	Total	$18,838	$(5,317)	$—	$13,521
FlexShares International Quality Dividend Dynamic Index Fund	Foreign Currency Contracts — Bank of New York	$445	$—	$—	$445
	Foreign Currency Contracts — BNP Paribas SA	312	(312)	—	—
	Foreign Currency Contracts — Citibank NA	1,378	(35)	—	1,343
	Foreign Currency Contracts — JPMorgan Chase Bank	2,034	(447)	—	1,587
	Foreign Currency Contracts — Morgan Stanley	3,028	(1,619)	—	1,409
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	4,976	(4,570)	—	406
	Total	$12,173	$(6,983)	$—	$5,190

480	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Liabilities presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	Foreign Currency Contracts — Bank of New York	$(822)	$822	$—	$—
	Foreign Currency Contracts — BNP Paribas SA	(1,074)	1,074	—	—
	Foreign Currency Contracts — Citibank NA	(1,751)	1,527	—	(224)
	Foreign Currency Contracts — Morgan Stanley	(2,218)	2,218	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(3,720)	1,095	—	(2,625)
	Total	$(9,585)	$6,736	$—	$(2,849)
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	Foreign Currency Contracts — Citibank NA	$(385)	$385	$—	$—
	Foreign Currency Contracts — Goldman Sachs & Co.	(12,156)	—	—	$(12,156)
	Foreign Currency Contracts — JPMorgan Chase Bank	(37,019)	—	—	$(37,019)
	Foreign Currency Contracts — Morgan Stanley	(10,451)	6,818	—	$(3,633)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(122,087)	9,029	—	$(113,058)
	Total	$(182,098)	$16,232	$—	$(165,866)
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	Foreign Currency Contracts — Goldman Sachs & Co.	$(3,323)	$3,323	$—	$—
	Total	$(3,323)	$3,323	$—	$—
FlexShares STOXX® Global ESG Select Index Fund	Foreign Currency Contracts — Morgan Stanley	$(704)	$685	$—	$(19)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(15,477)	12,951	—	(2,526)
	Total	$(16,181)	$13,636	$—	$(2,545)
FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	Foreign Currency Contracts — Bank of Montreal	$(148)	—	$—	$(148)
	Foreign Currency Contracts — Bank of New York	(295)	—	—	(295)
	Foreign Currency Contracts — Citibank NA	(1,362)	312	—	(1,050)
	Foreign Currency Contracts — Goldman Sachs & Co.	(52)	52	—	—
	Total	$(1,857)	$364	$—	$(1,493)
FlexShares Morningstar Global Upstream Natural Resources Index Fund	Foreign Currency Contracts — Bank of Montreal	$(2,731)	$2,731	$—	$—
	Foreign Currency Contracts — Bank of New York	(30,256)		—	(30,256)
	Foreign Currency Contracts — Citibank NA	(243,245)	243,245	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	(12,784)	3,894	—	(8,890)
	Foreign Currency Contracts — JPMorgan Chase Bank	(115,137)	115,137	—	—
	Foreign Currency Contracts — Morgan Stanley	(65,763)	65,763	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(338,515)	52,271	—	(286,244)
	Foreign Currency Contracts — UBS AG	(6,239)	1,852	—	(4,387)
	Total	$(814,670)	$484,893	$—	$(329,777)
FlexShares STOXX® Global Broad Infrastructure Index Fund	Foreign Currency Contracts — Bank of Montreal	$(16,620)	$—	$—	$(16,620)
	Foreign Currency Contracts — Citibank NA	(18,798)	178	—	(18,620)
	Foreign Currency Contracts — JPMorgan Chase Bank	(165,630)	—	—	(165,630)
	Foreign Currency Contracts — Morgan Stanley	(33,053)	—	—	(33,053)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(282,257)	265,347	—	(16,910)
	Total	$(516,358)	$265,525	$—	$(250,833)

FLEXSHARES ANNUAL REPORT	481

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Liabilities presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
FlexShares Global Quality Real Estate Index Fund	Foreign Currency Contracts — Bank of Montreal	$—	$—	$—	$—
	Foreign Currency Contracts — Bank of New York	(783)	692	—	(91)
	Foreign Currency Contracts — Citibank NA	(5,816)	14	—	(5,802)
	Foreign Currency Contracts — Goldman Sachs & Co.	(2,266)	451	—	(1,815)
	Foreign Currency Contracts — JPMorgan Chase Bank	(3,192)	—	—	(3,192)
	Foreign Currency Contracts — Morgan Stanley	(2,078)	1,712	—	(366)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(78)	78	—	—
	Foreign Currency Contracts — UBS AG	—	—	—	—
	Total	$(14,213)	$2,947	$—	$(11,266)
FlexShares International Quality Dividend Index Fund	Foreign Currency Contracts — Bank of New York	$(4,123)	$—	$—	$(4,123)
	Foreign Currency Contracts — BNP Paribas SA	(2,926)	—	—	(2,926)
	Foreign Currency Contracts — Citibank NA	(1,882)	1,882	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	(11,737)	11,737	—	—
	Foreign Currency Contracts — JPMorgan Bank	(91,822)	1,631	—	(90,191)
	Foreign Currency Contracts — Morgan Stanley	(16,636)	16,636	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(130,102)	66,343	—	(63,759)
	Total	$(259,228)	$98,229	$—	$(160,999)
FlexShares International Quality Dividend Defensive Index Fund	Foreign Currency Contracts — JPMorgan Chase Bank	$(795)	$795	$—	$—
	Foreign Currency Contracts — Morgan Stanley	(4,522)	$4,522	—	—
	Total	$(5,317)	$5,317	$—	$—
FlexShares International Quality Dividend Dynamic Index Fund	Foreign Currency Contracts — BNP Paribas SA	$(1,097)	$312	$—	$(785)
	Foreign Currency Contracts — Citibank NA	(35)	35	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	(343)	—	—	(343)
	Foreign Currency Contracts — JPMorgan Chase Bank	(447)	$447	—	—
	Foreign Currency Contracts — Morgan Stanley	(1,619)	$1,619	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(4,570)	$4,570	—	—
	Total	$(8,111)	$6,983	$—	$(1,128)

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

482	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fair Value of Derivative Instruments as of October 31, 2021

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares US Quality Low Volatility Index Fund	$8,541

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	4,748

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	14,802

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	(9,585)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Emerging Markets Quality Low Volatility Index Fund	(1,621)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Emerging Markets Quality Low Volatility Index Fund	2

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Morningstar US Market Factor Tilt Index Fund	456,376

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	206,380

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(88,291)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	59,353

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(182,098)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	(49,371)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	12,559

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	(3,323)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares US Quality Large Cap Index Fund	46,823

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares STOXX® US ESG Select Index Fund	39,491

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares STOXX® Global ESG Select Index Fund	66,874

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares STOXX® Global ESG Select Index Fund	(11,178)

FLEXSHARES ANNUAL REPORT	483

Notes to the Financial Statements (cont.)

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares STOXX® Global ESG Select Index Fund	$27,020

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares STOXX® Global ESG Select Index Fund	(16,181)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts	FlexShares ESG & Climate US Large Cap Core Index Fund	1,240

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	510

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	(1,857)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Morningstar Global Upstream Natural Resources Index Fund	878,891

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(46,596)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	1,209,027

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(814,670)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares STOXX® Global Broad Infrastructure Index Fund	500,629

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares STOXX® Global Broad Infrastructure Index Fund	(63,677)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	265,525

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	(516,358)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Global Quality Real Estate Index Fund	134,540

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Global Quality Real Estate Index Fund	(11,822)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	8,285

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	(14,213)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Quality Dividend Index Fund	330,801

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Quality Dividend Defensive Index Fund	99,533

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Quality Dividend Dynamic Index Fund	9,461

484	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares International Quality Dividend Index Fund	$198,034

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares International Quality Dividend Index Fund	(187,386)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	161,905

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	(259,228)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares International Quality Dividend Defensive Index Fund	(15,232)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	18,838

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	(5,317)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares International Quality Dividend Dynamic Index Fund	1,531

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares International Quality Dividend Dynamic Index Fund	(9,092)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares International Quality Dividend Dynamic Index Fund	12,173

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares International Quality Dividend Dynamic Index Fund	(8,111)

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2021

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivattives

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares US Quality Low Volatility Index Fund	$127,448	$14,590

FLEXSHARES ANNUAL REPORT	485

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivattives

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	$148,680	$34,155

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	4,409	3,496

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Emerging Markets Quality Low Volatility Index Fund	31,848	(3,337)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Emerging Markets Quality Low Volatility Index Fund	(141)	2

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar US Market Factor Tilt Index Fund	$3,657,774	$629,382

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	3,673,620	696,497

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(76,242)	(62,544)

486	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivattives

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$659,219	$(104,240)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	41,019	(2,980)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares US Quality Large Cap Index Fund	202,390	59,805

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® US ESG Select Index Fund	364,068	54,699

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® Global ESG Select Index Fund	566,309	96,635

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares STOXX® Global ESG Select Index Fund	(4,109)	7,708

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares® ESG & Climate US Large Cap Core Index Fund	—	1,240

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	—	(1347)

FLEXSHARES ANNUAL REPORT	487

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivattives

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	$9,279,717	$1,659,537

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	72,141	318,711

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	6,508,021	1,176,125

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	(91,529)	(224,458)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Global Quality Real Estate Index Fund	1,406,874	144,019

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	(17,118)	(5,310)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Index Fund	2,049,446	452,671

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Defensive Index Fund	426,028	133,715

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Dynamic Index Fund	49,955	9,461

488	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivattives

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Index Fund	$3,741,941	$599,000

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	(16,251)	(132,128)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Defensive Index Fund	357,127	34,662

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	(20,078)	12,440

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Dynamic Index Fund	99,056	5,924

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Dynamic Index Fund	859	3,870

Interest Rate Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Core Select Bond Fund	(12,967)	—

FLEXSHARES ANNUAL REPORT	489

Notes to the Financial Statements (cont.)

At October 31, 2021, the volume of derivative activities, which represents activities throughout the period, was as follows:

	Foreign Exchange Contracts		Equity Futures Contracts				Interest Rate future
Fund	Number of Trades	Average Notional Amount	Number of Trades Long	Average Notional Balance Long	Number of Trades Short	Average Notional Balance Short	Number of Trades Long	Average Notional Balance Long	Number of Trades Short	Average Notional Balance Short

FlexShares US Quality Low Volatility Index Fund	—	$—	16	$239,352	—	$—	—	$—	—	$—

FlexShares Developed Markets Ex-US Quality Low Volatility Index Fund	232	64,117	43	163,869	—	—	—	—	—	—

FlexShares Emerging Markets Quality Low Volatility Index Fund	14	62,551	31	89,159	—	—	—	—	—	—

FlexShares Morningstar US Market Factor Tilt Index Fund	—	—	154	734,052	—	—	—	—	—	—

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	123	678,551	144	630,283	—	—	—	—	—	—

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	71	233,397	78	440,993	—	—	—	—	—	—

FlexShares US Quality Large Cap Index Fund	—	—	26	249,248	—	—	—	—	—	—

FlexShares STOXX US ESG Select Index Fund	—	—	37	279,594	—	—	—	—	—	—

FlexShares STOXX Global ESG Select Index Fund	35	187,917	75	207,438	—	—	—	—	—	—

FlexShares® ESG & Climate US Large Cap Core Index Fund	—	—	1	21,745	—	—	—	—	—	—

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	21	7,949	—	—	—	—	—	—	—	—

FlexShares Morningstar Global Upstream Natural Resources Index Fund	370	1,052,231	521	989,080	—	—	—	—	—	—

FlexShares STOXX Global Broad Infrastructure Index Fund	137	1,038,880	332	713,933	—	—	—	—	—	—

FlexShares Global Quality Real Estate Index Fund	118	206,333	121	398,296	—	—	—	—	—	—

FlexShares Quality Dividend Index Fund	—	—	97	1,047,291	—	—	—	—	—	—

FlexShares Quality Dividend Defensive Index Fund	—	—	71	346,501	—	—	—	—	—	—

FlexShares Quality Dividend Dynamic Index Fund	—	—	12	155,517	—	—	—	—	—	—

FlexShares International Quality Dividend Index Fund	323	437,479	273	437,523	—	—	—	—	—	—

FlexShares International Quality Dividend Defensive Index Fund	60	125,875	77	146,709	—	—	—	—	—	—

FlexShares International Quality Dividend Dynamic Index Fund	189	38,089	64	117,443	—	—	—	—	—	—

FlexShares Core Select Bond Fund	—	—	—	—	—	—	—	—	58	133,932

490	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Taxes and Distributions

Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net capital gains to shareholders. Accordingly, no provision for federal and state income taxes is required in the financial statements.

As of October 31, 2021, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. On an ongoing basis management will monitor the tax positions taken to determine if adjustment to conclusions are necessary based on factors including but not limited to further implementation on guidance expected from FASB and on-going analysis of tax law, regulation, and interpretations thereof.

Dividends from net investment income, including any net foreign currency gains, are generally declared and paid by each Fund according to the following schedule:

Fund	Declared And Paid Monthly	Declared And Paid Quarterly

FlexShares US Quality Low Volatility Index Fund		x

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund		x

FlexShares Emerging Markets Quality Low Volatility Index Fund		x

FlexShares Morningstar US Market Factor Tilt Index Fund		x

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund		x

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund		x

Fund	Declared And Paid Monthly	Declared And Paid Quarterly

FlexShares US Quality Large Cap Index Fund		x

FlexShares STOXX® US ESG Select Index Fund		x

FlexShares STOXX® Global ESG Select Index Fund		x

FlexShares ESG & Climate US Large Cap Core Index Fund		x

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund		x

FlexShares Morningstar Global Upstream Natural Resources Index Fund		x

FlexShares STOXX® Global Broad Infrastructure Index Fund		x

FlexShares Global Quality Real Estate Index Fund		x

FlexShares Real Assets Allocation Index Fund		x

FlexShares Quality Dividend Index Fund		x

FlexShares Quality Dividend Defensive Index Fund		x

FlexShares Quality Dividend Dynamic Index Fund		x

FlexShares International Quality Dividend Index Fund		x

FlexShares International Quality Dividend Defensive Index Fund		x

FlexShares International Quality Dividend Dynamic Index Fund		x

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	x

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	x

FlexShares Disciplined Duration MBS Index Fund	x

FlexShares Credit-Scored US Corporate Bond Index Fund	x

FLEXSHARES ANNUAL REPORT	491

Notes to the Financial Statements (cont.)

Fund	Declared And Paid Monthly	Declared And Paid Quarterly

FlexShares Credit-Scored US Long Corporate Bond Index Fund	x

FlexShares High Yield Value-Scored Bond Index Fund	x

FlexShares ESG & Climate High Yield Corporate Core Index Fund	x

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund	x

FlexShares Ready Access Variable Income Fund	x

FlexShares Core Select Bond Fund	x

Distribution of net realized securities gains, if any, generally are distributed at least annually. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to improve tracking error, to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains. Tracking error is a measurement of how much the return on a portfolio deviates from the return on its benchmark index.

Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

The Funds’ tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

Temporary differences are generally due to different book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions, mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of passive foreign investment companies (“PFICs”), non-taxable special dividends, wash sale loss deferrals and capital loss carryforward.

Permanent differences, primarily due to gain (loss) on in-kind redemptions, paydown loss reclassification, foreign currency gains and losses, forward foreign currency gains and losses, PFICs gains and losses, non-taxable special dividends, investments in partnerships, taxable over-distributions, foreign capital gains tax reclassification, perpetual bonds and equalization as of October 31, 2021 (the Funds’ tax year end), among the Funds’ components of net assets are as follows:

Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in capital

FlexShares US Quality Low Volatility Index Fund	$(9,176)	$(9,868,569)	$9,877,745

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	136,368	(2,805,584)	2,669,216

FlexShares Emerging Markets Quality Low Volatility Index Fund	(24,406)	24,406	—

FlexShares Morningstar US Market Factor Tilt Index Fund	(258,860)	(63,077,842)	63,336,702

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	1,699,854	(15,485,814)	13,785,960

492	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in capital

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$1,466,157	$(1,466,157)	$—

FlexShares US Quality Large Cap Index Fund	(3,538)	(4,603,273)	4,606,811

FlexShares STOXX® US ESG Select Index Fund	(6,821)	(24,335,425)	24,342,246

FlexShares STOXX® Global ESG Select Index Fund	60,106	(10,202,928)	10,142,822

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund*	1,165	(1,165)	—

FlexShares Morningstar Global Upstream Natural Resources Index Fund	(283,486)	(31,260,555)	31,544,041

FlexShares STOXX® Global Broad Infrastructure Index Fund	128,964	(131,100,737)	130,971,773

FlexShares Global Quality Real Estate Index Fund	709,553	(3,129,564)	2,420,011

FlexShares Real Assets Allocation Index Fund	4,617	(182,015)	177,398

FlexShares Quality Dividend Index Fund	(361,542)	(153,132,935)	153,494,477

FlexShares Quality Dividend Defensive Index Fund	(143,915)	(60,582,621)	60,726,536

FlexShares Quality Dividend Dynamic Index Fund	(13,412)	(520,545)	533,957

FlexShares International Quality Dividend Index Fund	466,545	(2,615,900)	2,149,355

FlexShares International Quality Dividend Defensive Index Fund	3,885	(269,980)	266,095

FlexShares International Quality Dividend Dynamic Index Fund	(19,198)	19,198	—

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	—	(22,245,102)	22,245,102

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	—	(4,944,588)	4,944,588

FlexShares Disciplined Duration MBS Index Fund	2,262,955	(2,262,955)	—

FlexShares Credit-Scored US Corporate Bond Index Fund	236,923	(621,875)	384,952

FlexShares Credit-Scored US Long Corporate Bond Index Fund	4,600	(104,486)	99,886

FlexShares High Yield Value-Scored Bond Index Fund	641,259	(718,402)	77,143

FlexShares ESG & Climate High Yield Corporate Core Index Fund*	29,990	(29,990)	—

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund*	4,657	(4,657)	—

FlexShares Ready Access Variable Income Fund	134,618	(339,812)	205,194

FlexShares Core Select Bond Fund	264,009	(1,390,852)	1,126,843

*	Commencement of operations on September 20, 2021

FLEXSHARES ANNUAL REPORT	493

Notes to the Financial Statements (cont.)

As of October 31, 2021, the tax character of distributions paid for the tax year ended October 31, 2021, and October 31, 2020, were as follows:

	Year Ended October 31, 2021				Year Ended October 31, 2020
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions
FlexShares US Quality Low Volatility Index Fund*	$1,694,565	$—	$—	$1,694,565	$643,733	$—	$—	$643,733
FlexShares Developed Markets ex-US Quality Low Volatility Index Fund*	2,249,889	—	—	2,249,889	864,658	—	—	864,658
FlexShares Emerging Markets Quality Low Volatility Index Fund*	269,007	—	—	269,007	168,979	—	—	168,979
FlexShares Morningstar US Market Factor Tilt Index Fund	19,993,786	—	—	19,993,786	23,509,426	—	—	23,509,426
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	13,410,048	—	—	13,410,048	23,632,565	—	—	23,632,565
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	6,011,707	—	—	6,011,707	8,202,693	—	—	8,202,693
FlexShares US Quality Large Cap Index Fund	1,136,947	—	—	1,136,947	976,050	—	—	976,050
FlexShares STOXX® US ESG Select Index Fund	1,955,493	—	—	1,955,493	1,145,374	—	—	1,145,374
FlexShares STOXX® Global ESG Select Index Fund	2,324,712	—	—	2,324,712	1,663,474	—	—	1,663,474
FlexShares Morningstar Global Upstream Natural Resources Index Fund	167,354,837	—	—	167,354,837	122,625,164	—	—	122,625,164
FlexShares STOXX® Global Broad Infrastructure Index Fund	58,905,802	—	—	58,905,802	40,390,855	—	—	40,390,855
FlexShares Global Quality Real Estate Index Fund	5,654,125	—	—	5,654,125	14,558,175	—	168,159	14,726,334
FlexShares Real Assets Allocation Index Fund	383,940	—	—	383,940	278,767	—	—	278,767
FlexShares Quality Dividend Index Fund	31,171,462	—	—	31,171,462	41,958,188	9,070,567	—	51,028,755
FlexShares Quality Dividend Defensive Index Fund	9,806,498	—	—	9,806,498	12,460,723	3,670,468	—	16,131,191

494	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Year Ended October 31, 2021				Year Ended October 31, 2020
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions
FlexShares Quality Dividend Dynamic Index Fund	$369,573	$—	$—	$369,573	$962,948	$—	$—	$962,948
FlexShares International Quality Dividend Index Fund	20,693,535	—	—	20,693,535	22,159,155	—	—	22,159,155
FlexShares International Quality Dividend Defensive Index Fund	2,683,528	—	—	2,683,528	2,523,077	—	—	2,523,077
FlexShares International Quality Dividend Dynamic Index Fund	1,876,931	—	—	1,876,931	952,482	—	—	952,482
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	61,292,947	—	—	61,292,947	12,627,726	—	—	12,627,726
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	26,674,665	—	—	26,674,665	5,908,902	—	—	5,908,902
FlexShares Disciplined Duration MBS Index Fund	2,676,548	—	—	2,676,548	1,754,929	—	—	1,754,929
FlexShares Credit-Scored US Corporate Bond Index Fund	5,773,883	2,289,107	—	8,062,990	3,976,789	—	—	3,976,789
FlexShares Credit-Scored US Long Corporate Bond Index Fund	2,144,280	1,395,700	—	3,539,980	1,038,434	—	—	1,038,434
FlexShares High Yield Value-Scored Bond Index Fund**	14,813,070	16,736	—	14,829,806	9,992,636	—	—	9,992,636
FlexShares Ready Access Variable Income Fund	3,117,345	134,219	—	3,251,564	5,343,876	—	—	5,343,876
FlexShares Core Select Bond Fund	2,693,092	—	—	2,693,092	1,218,108	—	—	1,218,108

As of October 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciated/ (Depreciated)

FlexShares US Quality Low Volatility Index Fund	$124,071	$—	$(844,487)	$30,825,194

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	523,158	—	(425,362)	7,338,110

FlexShares Emerging Markets Quality Low Volatility Index Fund	109,243	—	(370,242)	933,842

FlexShares Morningstar US Market Factor Tilt Index Fund	2,703,213	—	(15,943,559)	782,242,303

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	8,658,871	—	(110,017,527)	126,976,030

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	4,037,400	—	(54,264,664)	54,022,556

FlexShares US Quality Large Cap Index Fund	160,827	—	(2,245,601)	31,273,184

FLEXSHARES ANNUAL REPORT	495

Notes to the Financial Statements (cont.)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciated/ (Depreciated)

FlexShares STOXX® US ESG Select Index Fund	$257,792	$—	$(2,309,775)	$40,395,659

FlexShares STOXX® Global ESG Select Index Fund	513,264	—	(1,664,647)	51,128,010

FlexShares ESG & Climate US Large Cap Core Index Fund*	2,838	706	—	165,942

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund*	16,974	—	(3,360)	105,275

FlexShares Morningstar Global Upstream Natural Resources Index Fund	36,354,392	—	(1,069,128,895)	1,074,056,116

FlexShares STOXX® Global Broad Infrastructure Index Fund	15,377,762	—	(120,309,979)	330,382,468

FlexShares Global Quality Real Estate Index Fund	3,621,497	—	(23,371,075)	69,108,886

FlexShares Real Assets Allocation Index Fund	—	—	(162,875)	1,143,210

FlexShares Quality Dividend Index Fund	4,903,247	—	(7,082,845)	388,315,975

FlexShares Quality Dividend Defensive Index Fund	1,294,211	—	(19,043,999)	96,742,030

FlexShares Quality Dividend Dynamic Index Fund	59,908	—	(102,041)	5,280,456

FlexShares International Quality Dividend Index Fund	3,412,771	—	(143,687,637)	59,493,420

FlexShares International Quality Dividend Defensive Index Fund	299,193	—	(23,011,126)	7,357,706

FlexShares International Quality Dividend Dynamic Index Fund	503,188	—	(13,238,901)	4,751,612

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	1,429,536	—	(41,380,504)	52,832,839

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	910,284	—	(2,326,255)	39,104,858

FlexShares Disciplined Duration MBS Index Fund	209,563	—	(4,236,170)	217,645

FlexShares Credit-Scored US Corporate Bond Index Fund	1,003,980	2,010,194	—	867,876

FlexShares Credit-Scored US Long Corporate Bond Index Fund	405,385	685,037	—	1,836,902

FlexShares High Yield Value-Scored Bond Index Fund	6,125,243	1,007,533	—	(824,004)

FlexShares ESG & Climate High Yield Corporate Core Index Fund*	238,604	—	(16,941)	(439,008)

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund*	107,235	—	(68,823)	(686,673)

FlexShares Ready Access Variable Income Fund	481,429	627,909	—	544,895

FlexShares Core Select Bond Fund	—	—	(853,034)	16,983

*	Commencement of operations on September 20, 2021

496	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law and may be carried forward indefinitely to offset future gains.

For the tax year ended October 31, 2021, the following Funds had available post-enactment capital loss carryforwards to offset future net capital gains to the extent provided by regulations:

Fund	Short-Term	Long-Term	Total

FlexShares US Quality Low Volatility Index Fund	$475,988	$368,499	$844,487

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	425,362	—	425,362

FlexShares Emerging Markets Quality Low Volatility Index Fund	256,273	113,969	370,242

FlexShares Morningstar US Market Factor Tilt Index Fund	15,943,559	—	15,943,559

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	18,726,426	91,291,101	110,017,527

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	11,550,443	42,714,221	54,264,664

FlexShares US Quality Large Cap Index Fund	1,218,160	1,027,441	2,245,601

Fund	Short-Term	Long-Term	Total

FlexShares STOXX® US ESG Select Index Fund	$2,309,775	$—	$2,309,775

FlexShares STOXX® Global ESG Select Index Fund	1,664,647	—	1,664,647

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund*	1,890	1,470	3,360

FlexShares Morningstar Global Upstream Natural Resources Index Fund	236,739,616	832,389,279	1,069,128,895

FlexShares STOXX® Global Broad Infrastructure Index Fund	34,835,961	85,474,018	120,309,979

FlexShares Global Quality Real Estate Index Fund	19,967,461	3,403,614	23,371,075

FlexShares Real Assets Allocation Index Fund	—	162,875	162,875

FlexShares Quality Dividend Index Fund	7,082,845	—	7,082,845

FlexShares Quality Dividend Defensive Index Fund	19,015,073	28,926	19,043,999

FLEXSHARES ANNUAL REPORT	497

Notes to the Financial Statements (cont.)

Fund	Short-Term	Long-Term	Total

FlexShares Quality Dividend Dynamic Index Fund	$102,041	$—	$102,041

FlexShares International Quality Dividend Index Fund	85,597,476	58,090,161	143,687,637

FlexShares International Quality Dividend Defensive Index Fund	13,702,062	9,309,064	23,011,126

FlexShares International Quality Dividend Dynamic Index Fund	7,962,812	5,276,089	13,238,901

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	39,309,276	2,071,228	41,380,504

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	2,326,255	—	2,326,255

FlexShares Disciplined Duration MBS Index Fund	2,846,423	1,389,747	4,236,170

FlexShares ESG & Climate High Yield Corporate Core Index Fund*	16,941	—	16,941

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund*	68,823	—	68,823

FlexShares Core Select Bond Fund	853,034	—	853,034

*	Commencement of operations on September 20, 2021

During the year ended October 31, 2021, the following Funds utilized capital loss carryforwards to offset net capital gains:

Fund	Capital Loss Utilized

FlexShares US Quality Low Volatility Index Fund	$392,736

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	1,282,892

FlexShares Emerging Markets Quality Low Volatility Index Fund	197,686

FlexShares Morningstar US Market Factor Tilt Index Fund	63,152,557

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	15,564,673

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	23,746,341

FlexShares US Quality Large Cap Index Fund	1,261,799

FlexShares STOXX® US ESG Select Index Fund	1,203,972

FlexShares STOXX® Global ESG Select Index Fund	3,701,503

FlexShares STOXX® Global Broad Infrastructure Index Fund	9,607,303

FlexShares Global Quality Real Estate Index Fund	7,194,502

FlexShares Real Assets Allocation Index Fund	58,567

FlexShares Quality Dividend Index Fund	2,834,525

FlexShares Quality Dividend Defensive Index Fund	956,272

FlexShares Quality Dividend Dynamic Index Fund	1,269,388

FlexShares International Quality Dividend Index Fund	45,607,308

FlexShares International Quality Dividend Defensive Index Fund	5,641,949

FlexShares International Quality Dividend Dynamic Index Fund	1,981,804

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	14,398,367

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	7,884,447

FlexShares Disciplined Duration MBS Index Fund	381,169

FlexShares High Yield Value-Scored Bond Index Fund	4,549,296

498	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

The FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund and the FlexShares ESG & Climate Investment Grade Corporate Core Index Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If, at the close of the taxable year, more than 50% in value of a Fund’s assets consists of stock or securities in foreign corporations the Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow all shareholders to either (1) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) take that amount as an itemized deduction. If a Fund is not eligible to make this election or is eligible but does not make the election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

3. Investment Transactions and Related Income and Expense

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period.

Interest income is recognized on an accrual basis. Bond discount is accreted and premium is amortized using the effective yield method. Dividend income is recorded on the ex-dividend date, or as soon as information is available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Each Fund except the FlexShares iBoxx 3-Year Target Duration TIPs Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPs Index Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods concluded.

All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which a Fund invests. These foreign taxes, if any, are paid by the Funds and disclosed in the Statements of Operations. Foreign taxes payable, if any, are reflected in the Funds’ Statements of Assets and Liabilities.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.

4. Investment Advisory Fees

NTI serves as the Investment Adviser of the Funds pursuant to the Investment Advisory Agreement. The Investment Adviser is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities, subject to the general supervision of the Board.

As compensation for its advisory services and assumption of certain Fund expenses, NTI is entitled to a unitary management fee (“Management Fee”), computed daily and payable

FLEXSHARES ANNUAL REPORT	499

Notes to the Financial Statements (cont.)

monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

From the Management Fee, NTI pays most of the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services (“Covered Expenses”). Covered Expenses do not include the following fees under the Investment Advisory Agreement: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The Management Fee rate payable by each Fund is set forth in the following table:

Fund	Unitary Management Fee

FlexShares US Quality Low Volatility Index Fund	0.22%

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	0.32%

FlexShares Emerging Markets Quality Low Volatility Index Fund	0.40%

FlexShares Morningstar US Market Factor Tilt Index Fund	0.25%

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	0.39%

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	0.59%

FlexShares US Quality Large Cap Index Fund	0.32%

FlexShares STOXX® US ESG Select Index Fund	0.32%

FlexShares STOXX® Global ESG Select Index Fund	0.42%

FlexShares ESG & Climate US Large Cap Core Index Fund	0.09%

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	0.12%

FlexShares Morningstar Global Upstream Natural Resources Index Fund	0.46%

Fund	Unitary Management Fee

FlexShares STOXX® Global Broad Infrastructure Index Fund	0.47%

FlexShares Global Quality Real Estate Index Fund	0.45%

FlexShares Real Assets Allocation Index Fund	0.57%

FlexShares Quality Dividend Index Fund	0.37%

FlexShares Quality Dividend Defensive Index Fund	0.37%

FlexShares Quality Dividend Dynamic Index Fund	0.37%

FlexShares International Quality Dividend Index Fund	0.47%

FlexShares International Quality Dividend Defensive Index Fund	0.47%

FlexShares International Quality Dividend Dynamic Index Fund	0.47%

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	0.18%

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	0.18%

FlexShares Disciplined Duration MBS Index Fund	0.20%

FlexShares Credit-Scored US Corporate Bond Index Fund	0.22%

FlexShares Credit-Scored US Long Corporate Bond Index Fund	0.22%

FlexShares High Yield Value-Scored Bond Index Fund	0.37%

FlexShares ESG & Climate High Yield Corporate Core Index Fund	0.23%

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund	0.12%

FlexShares Ready Access Variable Income Fund	0.25%

FlexShares Core Select Bond Fund	0.35%

Effective March 1, 2021 (August 20, 2021, with respect to the FlexShares ESG & Climate US Large Cap Core Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund and the FlexShares ESG & Climate

500	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Investment Grade Corporate Core Index Fund (the “ESG & Climate Funds”)), the Investment Adviser has contractually agreed until March 1, 2022 (September 7, 2022, with respect to the ESG & Climate Funds) to reimburse a portion of the operating expenses of each Fund (other than acquired fund fees and expenses (“AFFE”)) so the “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the Fund’s Management Fee plus (+) 0.0049%. In the case of the FlexShares Real Assets Allocation Index Fund, the Investment Adviser has contractually agreed until March 1, 2022 to waive Management Fees or reimburse certain expenses in an amount equal to the AFFE attributable to the Fund’s investments in its Underlying Funds. After these dates, the contractual arrangements will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The contractual arrangements may be terminated, with respect to a Fund, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders. In the case of the FlexShares Core Select Bond Fund, the Investment Adviser has contractually agreed until March 1, 2022 to waive Management Fees or reimburse certain expenses in an amount equal to the sum of (a) any AFFE incurred by the Fund that are attributable to the Fund’s investment in Acquired Funds managed by NTI or an investment adviser controlling, controlled by, or under common control with NTI (“Affiliated Funds”); and (b) 0.05% or such lesser amount in AFFE incurred by the Fund that are attributable to the Fund’s investment in Underlying Funds that are not Affiliated Funds. AFFE are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. Because AFFE are not direct expenses of a Fund, they are not reflected on a Fund’s financial statements. After these dates, the contractual expense reimbursement agreements continue automatically for periods of one year unless terminated, as to any succeeding renewal year, by either party upon 60 days’ written notice prior to the end of the current term. The Board may terminate the contractual expense reimbursement agreements discussed above with respect to any Fund at any time if it determines that it is in the best interest of a Fund and its shareholders. These expenses and the reimbursements are shown as “Investment advisory fees reimbursed” on the Statements of Operations.

In addition, effective October 29, 2018, NTI contractually agreed to reimburse the Funds for certain other fees and expenses that are not Covered Expenses. These fees and expenses and the reimbursements are shown as Other expenses and Other expenses reimbursed, respectively, in the Statements of Operations.

The Investment Adviser may voluntarily waive or reimburse additional management fees or expenses. Any such additional voluntary expense reimbursement or fee waiver could be implemented, increased or decreased, or discontinued at any time. Amounts waived or reimbursed by the Investment Adviser pursuant to voluntary or contractual agreements discussed above may not be recouped by the Investment Adviser. These waivers and/or reimbursements are shown as Expenses waived and/or reimbursed by Advisor on the Statements of Operations. As of the year ended October 31, 2021, the Investment Adviser did not voluntarily waive or reimburse additional management fees.

5. Administration Fees

Per terms of agreements JPMorgan Chase Bank, N.A. (the “Administrator”) serves as administrator of the Funds. The Administrator provides certain administrative services to the Funds. For these services, the Administrator is entitled to certain fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

6. Custodian Fees

JPMorgan Chase Bank, N.A. (the “Custodian”) acts as custodian for the Funds in accordance with a Global Custody Agreement. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. As compensation for the services rendered under the agreement, the Custodian is entitled to fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

7. Trustees Fees

The Trust compensates each Trustee who is not an officer, director or employee of Northern Trust Corporation, or its

FLEXSHARES ANNUAL REPORT	501

Notes to the Financial Statements (cont.)

subsidiaries, for his or her services as a Trustee of the Trust and as a member of Board committees.

The Trust has adopted a deferred compensation plan (the “DC Plan”) for its Trustees who are not officers of Northern Trust or NTI. Under the DC Plan, Independent Trustees may elect to defer all or a portion of their compensation. The amount deferred is adjusted periodically based upon the performance of the investment options selected by the Trustees. The investment options currently available under the DC Plan are the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® US ESG Select Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, and the FlexShares Ready Access Variable Income Fund. Expenses related to the DC Plan are stated on the Statements of Operations.

8. Distribution and Service Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the Funds’ distributor and distributes Creation Units (as described in Note 9) for each Fund on an agency basis. The Distributor does not receive a fee from the Funds for its distribution services. However, it receives compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

The Trust has adopted a Distribution and Service Plan (“the Plan”) pursuant to Rule 12b-1 under the 1940 Act. Payments to financial intermediaries under the Plan are tied directly to their own out-of-pocket expenses. The Plan has not been implemented with respect to the Funds. The Plan may not be implemented without further Board approval. The maximum distribution fee is 0.25% of each Fund’s respective average daily net assets under the Plan. The Funds did not pay any 12b-1 fees during the fiscal year.

9. Issuance and Redemption of Fund Shares

Each Fund only issues and redeems shares to Authorized Participants in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

Retail investors may only purchase and sell fund shares in the secondary market through a broker-dealer and such transactions may be subject to customary commission and fee rates imposed by the broker-dealer.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The transaction fees are paid directly to the Fund and used to offset Fund custody fees. Certain fees or costs associated with Creation Unit purchases may be paid by NTI in certain circumstances. In addition, the Trust may from time to time waive the standard transaction fee. The net custody fees charged to the Fund are paid for by the Investment Adviser through the Fund’s Unitary Fee. Transaction fees remaining in the Funds were as follows:

Fund	As of October 31, 2021	As of October 31, 2020

FlexShares US Quality Low Volatility Index Fund	$1,400	$3,150

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	9,000	6,750

FlexShares Morningstar US Market Factor Tilt Index Fund	4,500	21,000

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	27,000	80,000

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	50,000	—

FlexShares US Quality Large Cap Index Fund	2,500	3,000

FlexShares STOXX® US ESG Select Index Fund	1,400	1,400

FlexShares STOXX® Global ESG Select Index Fund	13,000	7,500

FlexShares Morningstar Global Upstream Natural Resources Index Fund	40,500	21,000

FlexShares STOXX® Global Broad Infrastructure Index Fund	28,000	26,000

FlexShares Global Quality Real Estate Index Fund	6,000	12,000

502	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	As of October 31, 2021	As of October 31, 2020

FlexShares Quality Dividend Index Fund	$4,600	$10,550

FlexShares Quality Dividend Defensive Index Fund	2,850	4,950

FlexShares Quality Dividend Dynamic Index Fund	1,450	1,100

FlexShares International Quality Dividend Index Fund	8,500	15,000

FlexShares International Quality Dividend Defensive Index Fund	—	5,000

FlexShares International Quality Dividend Dynamic Index Fund	7,000	5,000

FlexShares Disciplined Duration MBS Index Fund	400	4,800

FlexShares Credit-Scored US Corporate Bond Index Fund	2,500	4,000

FlexShares Credit-Scored US Long Corporate Bond Index Fund	—	500

FlexShares High Yield Value-Scored Bond Index Fund	10,500	3,000

FlexShares Ready Access Variable Income Fund	525	3,675

The FlexShares Real Assets Allocation Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund and the FlexShares Core Select Bond Fund do not charge standard creation unit transaction fees.

10. Investment Transactions

For the year ended October 31, 2021, the FlexShares iBoxx 3-Year Target Duration TIPS Index, FlexShares iBoxx 5-Year Target Duration TIPS Index and FlexShares Disciplined Duration MBS Index Funds invested solely in U.S. Government, including U.S. government agency, securities. The cost of securities purchased by each Fund and proceeds from sales of securities, excluding short-term securities, derivatives and in-kind transactions for the year ended October 31, 2021, were as follows:

Fund	Purchases	Sales

FlexShares US Quality Low Volatility Index Fund	$61,057,045	$61,919,769

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	45,111,218	44,963,381

FlexShares Emerging Markets Quality Low Volatility Index Fund	11,804,575	7,759,654

FlexShares Morningstar US Market Factor Tilt Index Fund	373,223,795	368,691,882

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	173,117,976	177,702,746

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	163,667,120	118,948,774

FlexShares US Quality Large Cap Index Fund	31,835,970	32,077,625

FlexShares STOXX® US ESG Select Index Fund	64,232,764	63,520,919

FlexShares STOXX® Global ESG Select Index Fund	76,199,759	75,206,346

FlexShares ESG & Climate US Large Cap Core Index Fund	59,408	6,663

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	430,323	5,364

FlexShares Morningstar Global Upstream Natural Resources Index Fund	1,583,934,587	1,326,907,406

FlexShares STOXX® Global Broad Infrastructure Index Fund	338,741,238	318,128,264

FlexShares Global Quality Real Estate Index Fund	180,885,076	172,947,980

FLEXSHARES ANNUAL REPORT	503

Notes to the Financial Statements (cont.)

Fund	Purchases	Sales

FlexShares Real Assets Allocation Index Fund	$6,117,909	$6,066,212

FlexShares Quality Dividend Index Fund	780,746,353	779,830,561

FlexShares Quality Dividend Defensive Index Fund	263,506,188	265,940,978

FlexShares Quality Dividend Dynamic Index Fund	9,864,483	10,025,691

FlexShares International Quality Dividend Index Fund	389,170,013	374,993,601

FlexShares International Quality Dividend Defensive Index Fund	44,927,111	45,305,551

FlexShares International Quality Dividend Dynamic Index Fund	50,116,871	37,594,813

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	742,865,128	796,758,587

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	285,606,110	309,132,797

FlexShares Disciplined Duration MBS Index Fund †	508,943,721	496,769,311

FlexShares Credit-Scored US Corporate Bond Index Fund	266,365,059	147,992,173

FlexShares Credit-Scored US Long Corporate Bond Index Fund	60,169,395	47,398,839

FlexShares High Yield Value-Scored Bond Index Fund	684,524,048	369,046,470

FlexShares ESG & Climate High Yield Corporate Core Index Fund	53,116,046	3,725,488

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund	52,548,651	3,767,791

FlexShares Ready Access Variable Income Fund††	304,098,032	320,230,722

FlexShares Core Select Bond Fund	57,572,504	57,493,128

†	Include $4,697,055 in purchases and $4,700,750 in sales in U.S. Government Securities.

††	Include $18,015,784 in sales in U.S. Government Securities.

11. In-Kind Transactions

During the year ended October 31, 2021, certain Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended October 31, 2021, the fair value of the securities received for subscriptions for each Fund was as follows:

Fund	Fair Value

FlexShares US Quality Low Volatility Index Fund*	$55,780,963

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	12,008,884

FlexShares Emerging Markets Quality Low Volatility Index Fund	1,280,087

FlexShares Morningstar US Market Factor Tilt Index Fund	94,563,355

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	32,651,926

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	7,628,117

FlexShares US Quality Large Cap Index Fund	53,487,836

FlexShares STOXX® US ESG Select Index Fund	114,217,428

FlexShares STOXX® Global ESG Select Index Fund	50,958,702

FlexShares ESG & Climate US Large Cap Core Index Fund*	2,424,324

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund*	4,579,294

FlexShares Morningstar Global Upstream Natural Resources Index Fund	1,644,136,901

FlexShares STOXX® Global Broad Infrastructure Index Fund	715,932,322

FlexShares Global Quality Real Estate Index Fund	67,709,999

FlexShares Real Assets Allocation Index Fund	24,802,017

FlexShares Quality Dividend Index Fund	438,574,165

FlexShares Quality Dividend Defensive Index Fund	115,664,861

FlexShares Quality Dividend Dynamic Index Fund	5,747,170

504	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Fair Value

FlexShares International Quality Dividend Index Fund	$39,274,624

FlexShares International Quality Dividend Dynamic Index Fund	32,128,050

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	302,603,375

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	155,931,033

FlexShares Credit-Scored US Corporate Bond Index Fund	10,018,743

FlexShares High Yield Value-Scored Bond Index Fund	57,324,170

FlexShares Core Select Bond Fund	36,286,290

*	Commencement of operation on September 20, 2021

During the year ended October 31, 2021, certain Funds delivered securities in exchange for redemption of shares (redemptions-in-kind). For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction. For the year ended October 31, 2021, the fair value and realized gain (losses) of the securities transferred for redemptions for each Fund were as follows:

Fund	Fair Value	Net Realized Gains(Losses)

FlexShares US Quality Low Volatility Index Fund	$43,501,967	$9,882,528

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	15,192,344	2,677,721

FlexShares Morningstar US Market Factor Tilt Index Fund	105,355,192	63,273,859

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	52,069,847	14,065,818

FlexShares US Quality Large Cap Index Fund	13,519,068	4,606,626

FlexShares STOXX® US ESG Select Index Fund	62,662,743	24,349,402

FlexShares STOXX® Global ESG Select Index Fund	27,885,092	10,142,935

Fund	Fair Value	Net Realized Gains(Losses)

FlexShares Morningstar Global Upstream Natural Resources Index Fund	$108,919,743	$31,786,733

FlexShares STOXX® Global Broad Infrastructure Index Fund	340,211,427	131,563,099

FlexShares Global Quality Real Estate Index Fund	20,957,509	2,563,099

FlexShares Real Assets Allocation Index Fund	850,529	190,124

FlexShares Quality Dividend Index Fund	486,679,340	153,466,309

FlexShares Quality Dividend Defensive Index Fund	201,920,419	60,712,638

FlexShares Quality Dividend Dynamic Index Fund	2,815,406	534,654

FlexShares International Quality Dividend Index Fund	13,657,341	2,149,355

FlexShares International Quality Dividend Defensive Index Fund	1,528,532	266,094

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	327,586,039	22,332,303

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	51,644,853	5,056,858

FlexShares Credit-Scored US Corporate Bond Index Fund	13,233,869	315,686

FlexShares Core Select Bond Fund	16,587,588	1,190,165

12. Guarantees and Indemnifications

In the normal course of business each Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds.

FLEXSHARES ANNUAL REPORT	505

Notes to the Financial Statements (cont.)

13. New Accounting Pronouncements

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management does not believe this update has a material impact on the Funds’ financial statements and disclosures.

14. LIBOR Transition

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (FCA), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. The FCA and ICE Benchmark Administrator have since announced that while most LIBOR settings will cease to be published after December 31, 2021 as originally contemplated, a majority of U.S. dollar LIBOR settings will continue to be published until June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the secured overnight financing rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Uncertainty related to the liquidity and value impact of the change to alternative rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts, and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. Until then, the Funds may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.

15. Legal Proceedings

On or about February 14, 2020, Marc S. Kirschner, as Trustee for NWHI Litigation Trust (the “Trust”), and Wilmington Savings Fund Society, FSB, as successor indenture trustee for various notes issued by Nine West Holdings, Inc. (together with the Trustee, “Plaintiffs”), filed separate complaints in the United States District Court for the Northern District of Illinois (case nos. 20-cv-01129 and 20-cv-01136, respectively) against a group of defendants that includes the FlexShares Morningstar US Market Factor Tilt Index Fund in its capacity as a former public shareholder of The Jones Group Inc. (“Jones Group”). The claims in these actions stem from a series of merger transactions (“Transactions”) entered into by Jones Group in 2014 that allegedly rendered Jones Group insolvent. The FlexShares Morningstar US Market Factor Tilt Index Fund allegedly received $224,910 as a result of the Transactions. The Plaintiffs seek to clawback these proceeds for the benefit of the Trust and the noteholders on the basis that they allegedly were fraudulent conveyances.

During the quarter ended June 30, 2020, the Judicial Panel on Multidistrict Litigation ordered the transfer of these actions and several substantially similar actions filed in other

506	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

districts to the Southern District of New York for consolidated pre-trial proceedings. On June 29, 2020, the former public shareholder defendants, including FlexShares Morningstar US Market Factor Tilt Index Fund, filed a motion to dismiss on the basis that the payments made to them in connection with the Transactions were shielded from the fraudulent conveyance claims under Section 546(e) of the Bankruptcy Code. On August 27, 2020, all fraudulent conveyance claims against the former public shareholder defendants were dismissed. Plaintiffs appealed from that decision and the actions are currently on appeal before the U.S. Court of Appeals for the Second Circuit.

Since it is presently not possible to determine the outcome of these matters, no provision has been made in the financial statements for their ultimate resolution. In management of the Fund’s opinion, the final resolution of the above legal matters will not have a material adverse effect on the Fund’s financial statements. The Fund intends to vigorously defend these actions.

16. Coronavirus (COVID-19) Pandemic

The outbreak of a respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancellations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time and may adversely affect the value, volatility and liquidity of securities held by a Fund. In addition, during periods of market disruption or other abnormal market conditions, the Funds’ exposure to the risks described in their respective prospectuses and statements of additional information will likely increase. In the event of a pandemic outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons, which could otherwise disrupt the ability of the Fund’s service providers to perform essential services. Certain economic and market conditions arising out of the coronavirus pandemic or an outbreak could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark or underlying indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, and negatively impact a Fund’s performance. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements and is evaluating its impact on the financial position and operating results of the Funds.

17. Subsequent Events

Management has evaluated subsequent events for the Funds through the date the financial statements were issued and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

FLEXSHARES ANNUAL REPORT	507

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of FlexShares® Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of FlexShares® Trust, comprising the funds listed in the table below (collectively, the “Funds”), including the schedules of investments, as of October 31, 2021, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods listed in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting FlexShares® Trust as of October 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name(s)	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

FlexShares® Morningstar US Market Factor Tilt Index Fund

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

FlexShares® STOXX® Global Broad Infrastructure Index Fund

FlexShares® Global Quality Real Estate Index Fund

FlexShares® Quality Dividend Index Fund

FlexShares® Quality Dividend Defensive Index Fund

FlexShares® Quality Dividend Dynamic Index Fund

FlexShares® International Quality Dividend Index Fund

FlexShares® International Quality Dividend Defensive Index Fund

FlexShares® International Quality Dividend Dynamic Index Fund

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

FlexShares® Disciplined Duration MBS Index Fund

FlexShares® Ready Access Variable Income Fund

FlexShares® US Quality Large Cap Index Fund

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

FlexShares® Credit-Scored US Corporate Bond Index Fund

FlexShares® Real Assets Allocation Index Fund

FlexShares® STOXX® US ESG Select Index Fund (formerly known as FlexShares® STOXX® US ESG Impact Index Fund)

FlexShares® STOXX® Global ESG Select Index Fund (formerly known as FlexShares® STOXX® Global ESG Impact Index Fund)

	For the year ended October 31, 2021	For the years ended October 31, 2021 and 2020	For the years ended October 31, 2021, 2020, 2019, 2018, and 2017

FlexShares® High Yield Value-Scored Bond Index Fund	For the year ended October 31, 2021	For the years ended October 31, 2021 and 2020	For the years ended October 31, 2021, 2020, 2019 and for the period from July 17, 2018 (commencement of operations) through October 31, 2018

FlexShares® Core Select Bond Fund	For the year ended October 31, 2021	For the years ended October 31, 2021 and 2020	For the years ended October 31, 2021, 2020, 2019, 2018 and for the period from November 18, 2016 (commencement of operations) through October 31, 2017

508	FLEXSHARES ANNUAL REPORT

Report of Independent Registered Public Accounting Firm (cont.)

Fund Name(s)	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

FlexShares® US Quality Low Volatility Index Fund FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund FlexShares® Emerging Markets Quality Low Volatility Index Fund	For the year ended October 31, 2021	For the years ended October 31, 2021 and 2020	For the years ended October 31, 2021, 2020 and for the period from July 15, 2019 (commencement of operations) through October 31, 2019

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund

FlexShares® ESG & Climate US Large Cap Core Index Fund

FlexShares® ESG & Climate High Yield Corporate Core Index Fund

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund

For the period from September 20, 2021 (commencement of operations) through October 31, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

December 21, 2021

We have served as the auditor of one or more Northern Trust investment companies since 2002.

FLEXSHARES ANNUAL REPORT	509

Tax Information October 31, 2021 (Unaudited)

QUALIFIED DIVIDEND INCOME (QDI)

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended October 31, 2021 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2021:

Fund	QDI PERCENTAGE

FlexShares US Quality Low Volatility Index Fund	100.00%

FlexShares Developed Markets Ex-US Quality Low Volatility Index Fund	94.39

FlexShares Emerging Markets Quality Low Volatility Index Fund	73.93

FlexShares Morningstar US Market Factor Tilt Index Fund	98.33

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	87.27

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	77.39

FlexShares US Quality Large Cap Index Fund	100.00

FlexShares STOXX® US ESG Select Index Fund	100.00

FlexShares STOXX® Global ESG Select Index Fund	100.00

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	100.00

FlexShares Morningstar Global Upstream Natural Resources Index Fund	89.62

FlexShares STOXX® Global Broad Infrastructure Index Fund	85.86

FlexShares Global Quality Real Estate Index Fund	26.07

FlexShares Real Assets Allocation Index Fund	83.58

FlexShares Quality Dividend Index Fund	100.00

FlexShares Quality Dividend Defensive Index Fund	100.00

FlexShares Quality Dividend Dynamic Index Fund	95.49

FlexShares International Quality Dividend Index Fund	70.22

Fund	QDI PERCENTAGE

FlexShares International Quality Dividend Defensive Index Fund	80.28%

FlexShares International Quality Dividend Dynamic Index Fund	70.20

CORPORATE DIVIDENDS RECEIVED

DEDUCTION (DRD)

A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE

FlexShares US Quality Low Volatility Index Fund	100.00%

FlexShares Emerging Markets Quality Low Volatility Index Fund	0.16

FlexShares Morningstar US Market Factor Tilt Index Fund	94.21

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	0.03

FlexShares US Quality Large Cap Index Fund	100.00

FlexShares STOXX® US ESG Select Index Fund	100.00

FlexShares STOXX® Global ESG Select Index Fund	52.93

FlexShares Morningstar Global Upstream Natural Resources Index Fund	28.04

FlexShares STOXX® Global Broad Infrastructure Index Fund	40.91

FlexShares Global Quality Real Estate Index Fund	0.26

FlexShares Real Assets Allocation Index Fund	31.32

FlexShares Quality Dividend Index Fund	98.94

FlexShares Quality Dividend Defensive Index Fund	100.00

FlexShares Quality Dividend Dynamic Index Fund	94.58

510	FLEXSHARES ANNUAL REPORT

Tax Information (cont.)

FOREIGN TAX CREDIT

Each Fund below intends to make an election that will allow its shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share, which represent income from sources within, and taxes paid to foreign countries, are as follows:

Fund	TAXES	INCOME

FlexShares Developed Markets Ex-US Quality Low Volatility Index Fund	$0.0757	$0.9115

FlexShares Emerging Markets Quality Low Volatility Index Fund	0.1389	0.6420

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	0.1434	2.0268

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	0.2176	1.7333

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	0.0015	0.1597

FlexShares Morningstar Global Upstream Natural Resources Index Fund	0.0300	0.9676

FlexShares STOXX Global Broad Infrastructure Index Fund	0.0584	0.9068

FlexShares Real Assets Allocation Index Fund	0.0146	0.3083

FlexShares International Quality Dividend Index Fund	0.0748	1.0279

FlexShares International Quality Dividend Defensive Index Fund	0.0744	0.9874

FlexShares International Quality Dividend Dynamic Index Fund	0.0714	1.0221

FLEXSHARES ANNUAL REPORT	511

Fund Expenses (Unaudited)

As a shareholder, you incur two types of costs:

(1) Transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2021.

The first line under each Fund in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2021.

The second line under each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchases or sales of Fund shares. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value 10/31/21	Expenses Paid During the Period*	Annualized Expense Ratio During Period

FlexShares® US Quality Low Volatility Index Fund

Actual	$1,000.00	$1,116.10	$1.17	0.22%

Hypothetical	$1,000.00	$1,024.10	$1.12	0.22%

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund

Actual	$1,000.00	$1,046.20	$1.65	0.32%

Hypothetical	$1,000.00	$1,023.59	$1.63	0.32%

FlexShares® Emerging Markets Quality Low Volatility Index Fund

Actual	$1,000.00	$974.90	$1.99	0.40%

Hypothetical	$1,000.00	$1,023.19	$2.04	0.40%

512	FLEXSHARES ANNUAL REPORT

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/21	Expenses Paid During the Period*	Annualized Expense Ratio During Period

FlexShares® Morningstar US Market Factor Tilt Index Fund

Actual	$1,000.00	$1,079.30	$1.31	0.25%

Hypothetical	$1,000.00	$1,023.95	$1.28	0.25%

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

Actual	$1,000.00	$1,036.40	$2.00	0.39%

Hypothetical	$1,000.00	$1,023.24	$1.99	0.39%

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

Actual	$1,000.00	$972.30	$2.93	0.59%

Hypothetical	$1,000.00	$1,022.23	$3.01	0.59%

FlexShares® US Quality Large Cap Index Fund

Actual	$1,000.00	$1,105.10	$1.70	0.32%

Hypothetical	$1,000.00	$1,023.59	$1.63	0.32%

FlexShares® STOXX® US ESG Select Index Fund

Actual	$1,000.00	$1,110.80	$1.70	0.32%

Hypothetical	$1,000.00	$1,023.59	$1.63	0.32%

FlexShares® STOXX® Global ESG Select Index Fund

Actual	$1,000.00	$1,098.20	$2.22	0.42%

Hypothetical	$1,000.00	$1,023.09	$2.14	0.42%

FlexShares® ESG & Climate US Large Cap Core Index Fund(a)

Actual	$1,000.00	$1,067.80	$0.11	0.09%

Hypothetical	$1,000.00	$1,024.75	$0.46	0.09%

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund(a)

Actual	$1,000.00	$1,023.80	$0.14	0.12%

Hypothetical	$1,000.00	$1,024.60	$0.61	0.12%

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

Actual	$1,000.00	$1,047.60	$2.37	0.46%

Hypothetical	$1,000.00	$1,022.89	$2.35	0.46%

FlexShares® STOXX® Global Broad Infrastructure Index Fund

Actual	$1,000.00	$1,012.60	$2.38	0.47%

Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%

FlexShares® Global Quality Real Estate Index Fund

Actual	$1,000.00	$1,100.00	$2.38	0.45%

Hypothetical	$1,000.00	$1,022.94	$2.29	0.45%

FLEXSHARES ANNUAL REPORT	513

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/21	Expenses Paid During the Period*	Annualized Expense Ratio During Period

FlexShares® Real Assets Allocation Index Fund(b)

Actual	$1,000.00	$1,037.60	$0.67	0.13%

Hypothetical	$1,000.00	$1,024.55	$0.66	0.13%

FlexShares® Quality Dividend Index Fund

Actual	$1,000.00	$1,072.50	$1.93	0.37%

Hypothetical	$1,000.00	$1,023.34	$1.89	0.37%

FlexShares® Quality Dividend Defensive Index Fund

Actual	$1,000.00	$1,074.10	$1.93	0.37%

Hypothetical	$1,000.00	$1,023.34	$1.89	0.37%

FlexShares® Quality Dividend Dynamic Index Fund

Actual	$1,000.00	$1,088.00	$1.95	0.37%

Hypothetical	$1,000.00	$1,023.34	$1.89	0.37%

FlexShares® International Quality Dividend Index Fund

Actual	$1,000.00	$1,005.60	$2.38	0.47%

Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%

FlexShares® International Quality Dividend Defensive Index Fund

Actual	$1,000.00	$1,005.50	$2.38	0.47%

Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%

FlexShares® International Quality Dividend Dynamic Index Fund

Actual	$1,000.00	$1,003.90	$2.37	0.47%

Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

Actual	$1,000.00	$1,027.80	$0.92	0.18%

Hypothetical	$1,000.00	$1,024.30	$0.92	0.18%

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

Actual	$1,000.00	$1,036.00	$0.92	0.18%

Hypothetical	$1,000.00	$1,024.30	$0.92	0.18%

FlexShares® Disciplined Duration MBS Index Fund

Actual	$1,000.00	$997.30	$1.01	0.20%

Hypothetical	$1,000.00	$1,024.20	$1.02	0.20%

FlexShares® Credit-Scored US Corporate Bond Index Fund

Actual	$1,000.00	$1,003.90	$1.11	0.22%

Hypothetical	$1,000.00	$1,024.10	$1.12	0.22%

514	FLEXSHARES ANNUAL REPORT

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/21	Expenses Paid During the Period*	Annualized Expense Ratio During Period

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

Actual	$1,000.00	$1,063.10	$1.14	0.22%

Hypothetical	$1,000.00	$1,024.10	$1.12	0.22%

FlexShares® High Yield Value-Scored Bond Index Fund

Actual	$1,000.00	$1,022.90	$1.89	0.37%

Hypothetical	$1,000.00	$1,023.34	$1.89	0.37%

FlexShares® ESG & Climate High Yield Corporate Core Index Fund(a)

Actual	$1,000.00	$995.00	$0.26	0.23%

Hypothetical	$1,000.00	$1,024.05	$1.17	0.23%

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund(a)

Actual	$1,000.00	$986.80	$0.14	0.12%

Hypothetical	$1,000.00	$1,024.60	$0.61	0.12%

FlexShares® Ready Access Variable Income Fund

Actual	$1,000.00	$1,000.60	$1.26	0.25%

Hypothetical	$1,000.00	$1,023.95	$1.28	0.25%

FlexShares® Core Select Bond Fund(b)

Actual	$1,000.00	$1,011.60	$1.12	0.22%

Hypothetical	$1,000.00	$1,024.10	$1.12	0.22%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

(a)

The Fund commenced operations on September 20, 2021. Actual Expenses Paid During the Period are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 42 divided by 365 (to reflect the actual days in the period). Hypothetical Expenses Paid During the Period are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

(b)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the Underlying Fund(s) in which the Fund invests.

FLEXSHARES ANNUAL REPORT	515

Trustees and Officers (Unaudited)

NON-INTERESTED TRUSTEES
Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee(4)
Sarah N. Garvey Age: 69	Trustee	July 2011 to present	• Chairman of the Board of Navy Pier from 2011 to 2013 and Member of the Board from 2011 to 2020; • Member of the Board of Directors of The Civic Federation since 2004; • Member of the Executive Committee and Chairman of the Audit Committee since 2017 and Trustee of the Art Institute of Chicago since 2011.	31	None
Philip G. Hubbard Age: 70	Trustee	July 2011 to present	• Managing Partner of Solidian Fund, LP and Solidian Management, LLC (a fund of hedge funds platform for family and friends investments) since 2001; • President of Hubbard Management Group, LLC (a personal investment vehicle) since 2001; • Chairman of the Board of Trustees of the Wheaton College Trust Company, N. A. since 2004; • Member of the Board of Trustees of Wheaton College since 1998; • Chairman of the Board of Directors of the English Language Institute/China (a nonprofit educational organization) since 1993; • Member of the Board of First Cup, LLC (restaurant franchising) since 2014.	31	None

516	FLEXSHARES ANNUAL REPORT

Trustees and Officers (cont.)

Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee(4)
Eric T. McKissack Age: 67	Trustee and Chairman	July 2011 to present	• CEO Emeritus and Founder; CEO and Founder from 2004 to 2020 of Channing Capital Management, LLC (an SEC registered investment adviser); • Member of the Board of Trustees, the Investment Committee, and the Finance Committee of the Art Institute of Chicago since 2002; • Member of the Board of Grand Victoria Foundation since 2011; • Member of the Board of the Graham Foundation since 2014.	31	Morgan Stanley Pathway Funds (formerly, Consulting Group Capital Markets Funds) (11 Portfolios) Since April 2013

INTERESTED TRUSTEE
Darek Wojnar(5) Age: 56	Trustee	December 2018 to present

•  Director and Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Investments Inc. since 2018;

•  Managing Member of the Wojnar Group LLC (a publishing industry consulting company) since 2013;

•  Head of Exchange-Traded Funds at Hartford Funds from 2016 to 2017 and Managing Director of Lattice Strategies LLC from 2014 to 2016;

•  Managing Director and Head of US iShares Product at BlackRock (including Barclays Global Investors acquired by BlackRock) from 2005 to 2013 and the Equity Long/Short Opportunities Fund (formerly, NT Equity Long/Short Strategies Fund) from 2011 to 2019.

				31	Northern Funds (43 Portfolios) since January 1, 2019 and Northern Institutional Funds (6 Portfolios) since January 1, 2019

(1)

Each Non-Interested Trustee may be contacted by writing to the Trustee, c/o Paulita Pike, Ropes & Gray LLP, 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606. Mr. Wojnar may be contacted by writing to him at 50 S. LaSalle St., Chicago, IL 60603.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust.

(3)	The “Fund Complex” consists of the Trust.

(4)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Wojnar is deemed to be an “interested” Trustee because he is an officer of NTI and its parent company.

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and is available, without charge, upon request by contacting the Fund directly at (855) 933-6287.

FLEXSHARES ANNUAL REPORT	517

Trustees and Officers (cont.)

OFFICERS
Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Darlene Chappell Age: 58 50 South LaSalle Street Chicago, IL 60603	Anti-Money Laundering Officer	July 2011 to present	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., Northern Funds, Northern Institutional Funds, and Alpha Core Strategies Fund since 2009, Equity Long/Short Opportunities Fund (formerly NT Equity Long/ Short Strategies Fund) from 2011 to 2019 and 50 South Capital Advisors, LLC since 2015 and Belvedere Advisors LLC since 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006.
Susan W. Yee Age: 51 70 Fargo Street, Boston, MA 02110	Assistant Secretary	October 2014 to present	Vice President, Regulatory Services Group, J.P. Morgan Chase Bank, N.A. since 1994, in various positions.
Jose J. Del Real, Esq. Age: 43 50 South LaSalle Street Chicago, IL 60603	Secretary	December 2018 to present	Senior Legal Counsel and Senior Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company from August 2015 to March 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Secretary of Northern Funds and Northern Institutional Funds since November 2018; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from May 2015 to November 2018; Assistant Secretary of FlexShares Trust from June 2015 to December 2018.
Maya Teufel Age: 49 50 South LaSalle Street Chicago, IL 60603	Chief Compliance Officer	July 2019 to present	Chief Compliance Officer of FlexShares Trust since July 2019; Chief Compliance Officer of Northern Trust Investments, Inc. since July 2019; Co-Head of U.S. Regulatory Compliance Group of Goldman Sachs Asset Management, LP from September 2016 to June 2019; General Counsel and Chief Compliance Officer of Emerging Global Advisors, LLC from November 2013 to August 2016; and Vice President and Corporate Counsel of Jennison Associates LLC from July 2005 to November 2013.
Randal E. Rein Age: 51 50 South LaSalle Street Chicago, IL 60603	Treasurer and Principal Financial Officer	July 2011 to present	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer of Northern Funds and Northern Institutional Funds since 2008; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.
Peter K. Ewing Age: 62 50 South LaSalle Street Chicago, IL 60603	President	March 2017 to present	President of Northern Funds and Northern Institutional Funds and the Trust since March 2017; Vice President of the Trust from July 2011 to February 2017; Director of Product Management, ETFs & Mutual Funds, and Director of Northern Trust Investments, Inc. since March 2017; Senior Vice President of, The Northern Trust Company and Northern Trust Investments, Inc., since September 2010; Director of ETF Product Management of, Northern Trust Investments, Inc. from September 2010 to February 2017.

518	FLEXSHARES ANNUAL REPORT

Trustees and Officers (cont.)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter J. Flood Age: 63 50 South LaSalle Street Chicago, IL 60603	Vice President	July 2011 to present	Director of ETF Investment Strategy, Northern Trust Investments, Inc. since 2010.
Craig R. Carberry, Esq. Age: 60 50 South LaSalle Street Chicago, IL 60603	Chief Legal Officer	June 2019 to present	Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Chief Legal Officer and Secretary of Belvedere Advisors LLC since September 2019; Deputy General Counsel and Senior Vice President at The Northern Trust Company since June 2020; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011-2109; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018; Chief Legal Officer and Secretary of Northern Trust Securities, Inc. since October 2020.
Christopher P. Fair Age: 39 50 South LaSalle Street Chicago, IL 60603	Vice President	June 2019 to present	Vice President, The Northern Trust Company since March 2020; ETF Services Manager, Northern Trust Investments, Inc. since June 2019; Second Vice President, The Northern Trust Company from November 2015 to March 2020; ETF Product Manager, Northern Trust Investments, Inc. from November 2015 to June 2019; Fund Administration Supervisor, Calamos Investments LLC from February 2015 to November 2015; Senior Mutual Fund Accountant, Calamos Investments LLC from February 2009 to January 2015.
Himanshu S. Surti Age: 46 50 South LaSalle Street Chicago, IL 60603	Vice President	December 2020 to present	Senior ETF Product Manager, Northern Trust Investments, Inc. since November 2020; Senior Vice President, The Northern Trust Company since November 2020; Portfolio Manager and Chief Operating Officer, Cambria Investment Management from June 2014 to November 2020; Vice President, Cambria ETF Trust from March 2018 to November 2020.

(1)	Officers hold office at the pleasure of the Board until their successors are duly elected and qualified, or until their death, resignation, or disqualification.

FLEXSHARES ANNUAL REPORT	519

Approval of Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”) of the FlexShares Trust (the “Trust”) oversees the management of the Trust and each separate series of the Trust covered in this report (each, a “Fund” and, collectively, the “Funds”) and, as required by law, determines whether to approve the Trust’s investment advisory and ancillary services agreement (the “Advisory Agreement”) with Northern Trust Investments, Inc. (the “Adviser”), an indirect subsidiary of the Northern Trust Corporation.

* * * * *

At a meeting on June 11, 2021 (the “June Meeting”), the Board, including all of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (the “Independent Trustees”), considered whether to approve the continuation of the Advisory Agreement between the Adviser and the Trust, on behalf of each Fund.

In advance of, and in preparation for, the Trustees’ consideration of the Advisory Agreement at the June Meeting, the Trustees received written materials relating to the Advisory Agreement and had the opportunity to ask questions and request further information in connection with their consideration. At the June Meeting, the Trustees considered the Adviser’s presentations and discussed all of the information that had been provided. Among other things, the Board considered comparisons with other funds in relevant peer universes and peer groups that had been objectively determined by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of fund data, which included, among other things, the following information: (1) a description of the types of funds chosen by Broadridge to compare to each Fund; (2) comparative performance data for each Fund; (3) data on each Fund’s expenses and fees; and (4) comparative fee data for each Fund’s respective peer group, including comparisons of advisory fees and total expense ratios. In considering the Advisory Agreement, the Independent Trustees met with their independent legal counsel separately from the “interested” Trustee of the Trust and officers and employees of the Adviser. After evaluating all the materials, the Trustees, including the Independent Trustees, concluded that the Advisory Agreement was in the best interest of each of the

Funds and their shareholders and approved the continuation of the Advisory Agreement on behalf of the Funds.

The material factors and conclusions that formed the basis for the Trustees reaching their determination to approve the continuation of the Advisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by the Adviser to each Fund. The Board also considered the Adviser’s responsibilities under the Advisory Agreement to perform securities trading services and ancillary services including, among other things: (i) filing reports with the SEC, (ii) periodically updating the Trust’s registration statement, (iii) establishing and maintaining the Funds’ website to comply with regulatory requirements, (iv) monitoring anticipated purchases and redemptions of creation units by shareholders and new investors, (v) providing information and assistance as required by the Trust’s administrator and fund accountant in connection with the Trust’s shares, and (vi) providing assistance in connection with the operations of the Trust generally.

The Board also considered the quality of the Adviser’s resources that are made available to the Trust. The Board noted the Adviser’s and its affiliates’ financial position, stability and commitment to growing their exchange-traded funds (“ETFs”) business. The Board also considered the operation and strength of the Adviser’s compliance program.

The Board noted that Foreside Fund Services, LLC, an entity unaffiliated with the Adviser, provides distribution services to the Funds and that JPMorgan Chase Bank, N.A., also an unaffiliated entity, provides custody, transfer agency, securities lending and fund administration support services, and that these service provider arrangements were relevant to the Board’s considerations of the totality of the circumstances surrounding renewal of the Advisory Agreement. The Board concluded that each Fund benefited from the services provided under the Advisory Agreement and as a result of the Adviser’s operations, resources, experience, reputation and personnel.

520	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

Performance, Fees and Expenses

The Board considered that, unlike FlexShares® Ready Access Variable Income Fund and FlexShares® Core Select Bond Fund (each, an “Active Fund”), the investment objective of each Fund other than the Active Funds (each, an “Index Fund”) is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified index (each, an “Underlying Index”). The Board considered the Adviser’s explanation that performance information with respect to funds in relevant peer universes and peer groups selected by Broadridge is only one of several comparative data points and that none of the peer funds sought to track an index that was the same as any Index Fund’s Underlying Index. The Board considered the information that the Adviser provided regarding the difference between each Fund’s performance, after fees and expenses, and the performance of its Underlying Index or benchmark index (as applicable) over certain periods of time, including as noted further below, ended March 31, 2021 (the “Tracking Difference”). The Board considered the Adviser’s expectations for each Index Fund’s Tracking Difference and noted the Adviser’s view that all instances of Tracking Difference for the Index Funds reflect results well within appropriate expectations after taking into account (i) all of the factors that affect Tracking Difference and (ii) the ancillary objectives of minimizing portfolio transaction costs and tax-related inefficiencies.

The Board also considered comparative performance, fee and expense information of each Fund provided by Broadridge. The Broadridge comparisons ranked each Fund in various quintiles over certain periods of time, including as noted further below, ended March 31, 2021, with the first quintile being the lowest or best 20% of the funds in terms of fund cost and fund performance, respectively. The Board noted that, in certain cases, the Broadridge peer funds included funds sponsored by an “at cost” service provider and that there were limitations in providing comparable peer funds.

The Board considered that the Adviser contractually agreed to reimburse the portion of the operating expenses of each Fund until at least March 1, 2022, so that, after such reimbursement, the total annual fund operating expenses of a Fund, excluding any acquired fund fees and expenses, expressed as a percentage of average daily net assets, does not exceed an amount equal to the sum of (i) the Fund’s advisory fee rate and (ii) 0.0049% (the “Expense Reimbursement Agreement”).

In reaching its determinations, the Board considered a large amount of data provided by the Adviser in response to a written request previously submitted by the Independent Trustees to the Adviser. Among the information considered by the Board was the following information:

Index Funds:

FlexShares® Morningstar US Market Factor Tilt Index Fund (TILT)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 20 basis points for all periods, except for the one-year period. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, compounding, transaction costs and the Adviser’s tax optimization efforts designed to limit realized capital gains and futures basis.

The Board also considered that the Fund’s performance was in the first quintile of its performance universe for the one-year period and in the second quintile for the three-year, five-year and since inception periods.

The Board noted that the Fund’s advisory fee net of waivers (“Net Advisory Fee”), contractual advisory fee (“Contractual Advisory Fee”) and total expense ratio (which represents the total cost to investors) were lower than its expense group median.

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (TLTD)

The Board considered that the Fund’s performance, after fees and expenses, was above the performance of its Underlying Index for the three-year period and differed from the performance of the Underlying Index by less than 30 basis points for the remaining periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, compounding, the use of

FLEXSHARES ANNUAL REPORT	521

Approval of Advisory Agreement (cont.)

broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index, trade related stamp taxes in certain foreign jurisdictions, transactions costs and dividend tax differentials whereby the Fund may be eligible for different tax withholding and tax reclaim rates than those assumed under the methodology of its Underlying Index.

The Board also considered that the Fund’s performance ranked in the second quintile of its performance universe for the three-year, five-year and since inception periods and the third quintile for the one-year period.

The Board took into account that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were lower than its expense group median.

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (TLTE)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 100 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, dividend tax differentials whereby the Fund may be eligible for different tax withholding and tax reclaim rates than those assumed under the methodology of its Underlying Index, transactions costs, compounding and stock selection and trade related stamp taxes in certain emerging market countries.

The Board noted that the Fund’s performance ranked in the third quintile of its performance universe for the one-year period, though it was in the fourth or the fifth quintile for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and its total expense ratio was within 0.13% of its expense group median.

FlexShares® US Quality Large Cap Index Fund (QLC)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its

Underlying Index by less than 60 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference and noted the Adviser’s assertion that the Fund’s Tracking Difference experienced a compounding effect during periods of high market volatility.

The Board noted that the Fund’s performance ranked in the fourth or fifth quintile of its performance universe for all periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and its total expense ratio was within 0.04% of its expense group median.

FlexShares® STOXX® US ESG Select Index Fund (ESG)

The Board considered that the Fund’s performance, after fees and expenses, was above the performance of its Underlying Index for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including dividend tax differentials, compounding and securities selection.

The Board also considered that the Fund’s performance ranked in the first or second quintile of its performance universe for all periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and its total expense ratio was within 0.04% of its expense group median.

FlexShares® STOXX® Global ESG Select Index Fund (ESGG)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 5 basis points for the one-year period, exceeded the performance of its Underlying Index for the three-year period and was equal to the performance of its Underlying Index for the since inception period. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, transaction costs associated with markets with trade related stamp taxes, tax reclaim rates and dividend tax differentials

522	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

whereby the Fund may be eligible for different tax withholding and tax reclaim rates than those assumed under the methodology of its Underlying Index.

The Board noted that the Fund’s performance ranked in the first or second quintile of its performance universe for all periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and noted that the Fund’s total expense ratio was within 0.13% of its expense group median.

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (GUNR)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 110 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, the use of futures and securities selection.

The Board also considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the one-year period and in the first quintile for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors) and Contractual Advisory Fee were lower than its expense group median and its Net Advisory Fee was higher than its expense group median Net Advisory Fee. The Board noted that the Fund’s Net Advisory Fee was within 0.03% of the expense group median Net Advisory Fee.

FlexShares® STOXX® Global Broad Infrastructure Index Fund (NFRA)

The Board considered that the Fund’s performance, after fees and expenses, exceeded the performance of its Underlying Index for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, transaction costs associated with markets with trade related stamp taxes, tax reclaim rates and dividend tax differentials whereby the Fund may be eligible for different tax withholding and tax reclaim rates than those assumed under the methodology of its Underlying Index. The Board also considered the Adviser’s assertion that the use of broad equity index futures used to equitize cash and accruals can perform differently than the Fund’s index.

The Board considered that the Fund’s performance ranked in the first or second quintile of its performance universe for all periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and the Fund’s total expense ratio was within 0.03% of its expense group median.

FlexShares® Global Quality Real Estate Index Fund (GQRE)

The Board considered that the Fund’s performance, after fees and expenses, exceeded the performance of its Underlying Index for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, transaction costs associated with markets with trade related stamp taxes, tax reclaim rates and dividend tax differentials whereby the Fund may be eligible for different tax withholding and tax reclaim rates than those assumed under the methodology of its Underlying Index. The Board also noted that the use of broad equity index futures used to equitize cash and accruals can perform differently than the Fund’s index.

The Board also considered that the Fund’s performance ranked in the third quintile of its performance universe for the since inception period and the fifth quintile for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors) was equal to its expense group median while its Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median. The Board noted that the Fund’s Net Advisory Fee was within 0.07% of its expense group median Net Advisory Fee and that the Fund’s Contractual Advisory Fee was within 0.05% of its expense group median Contractual Advisory Fee.

FLEXSHARES ANNUAL REPORT	523

Approval of Advisory Agreement (cont.)

FlexShares® Real Assets Allocation Index Fund (ASET)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 20 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, dividend tax differentials whereby the Fund may be eligible for different tax withholding and tax reclaim rates than those assumed under the methodology of its Underlying Index.

The Board noted that the Fund’s performance was in the first or second quintile of its performance universe for all periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors) and Net Advisory Fee were lower than its expense group median while the Fund’s Contractual Advisory Fee was higher than its expense group median Contractual Advisory Fee. The Board noted that the Fund’s Contractual Advisory Fee was within 0.07% of its expense group median Contractual Advisory Fee. The Board also considered that the Adviser had agreed to waive a portion of its advisory fee and/or reimburse operating expenses in an amount equal to any acquired fund fees and expenses incurred by the Fund that were attributable to its investment in other Funds.

FlexShares® Quality Dividend Index Fund (QDF)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 80 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, stock selection, the compounding effect of Tracking Difference during periods of market volatility and differences in security-level weights relative to the Underlying Index which can be impacted by multiple factors including, but not limited to, pending corporate actions, round lot conventions, multiple share classes, transaction cost minimization, and security specific liquidity constraints.

The Board also considered that the Fund’s performance ranked in the second quintile of its performance universe for the one-year period, the first quintile for the since inception period and the third quintile for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors) was equal to its expense group median while its Net Advisory Fee and Contractual Advisory Fee were lower than its expense group median.

FlexShares® Quality Dividend Defensive Index Fund (QDEF)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 70 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, the compounding effect of Tracking Difference during periods of market volatility and the use of broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index.

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the since inception period and the third or fourth quintile for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors) was equal to its expense group median while its Net Advisory Fee and Contractual Advisory Fee were lower than its expense group median.

FlexShares® Quality Dividend Dynamic Index Fund (QDYN)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 120 basis points for the one-year period and less than 40 basis points for the remaining periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, tax optimization designed to limit realized capital gains, volatility-related compounding and stock selection as well as the use of broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index. The Board also noted the Fund’s relatively small size compared to other funds in its performance universe.

524	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

The Board also considered that the Fund’s performance ranked in the first or second quintile of its performance universe for all periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors) and Contractual Advisory Fee were below its expense group median while its Net Advisory Fee was equal to its expense group median Net Advisory Fee.

FlexShares® International Quality Dividend Index Fund (IQDF)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 40 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, volatility-related compounding, the use of broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index, dividend tax differentials whereby the Fund may be eligible for different tax withholding and tax reclaim rates than those assumed under the methodology of its Underlying Index and trade related stamp taxes in certain foreign jurisdictions.

The Board also considered that the Fund’s performance ranked in the first quintile for the one-year period and the third quintile for the remaining periods.

The Board took into account that the Fund’s total expense ratio (which represents the total cost to investors) and Contractual Advisory Fee were equal to its expense group median while its Net Advisory Fee was higher than its expense group median Net Advisory Fee. The Board noted that the Fund’s Net Advisory Fee was within 0.01% of its expense group median Net Advisory Fee.

FlexShares® International Quality Dividend Defensive Index Fund (IQDE)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 55 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, the compounding effect of Tracking Difference during periods of market volatility, differences in security-level weights relative to the Underlying Index which can be impacted by multiple factors including, but not limited to, pending corporate actions, round lot conventions, multiple share classes, transaction cost minimization, and security specific liquidity constraints, dividend tax differentials whereby the Fund may be eligible for different tax withholding and tax reclaim rates than those assumed under the methodology of its Underlying Index and trade related stamp taxes in certain foreign jurisdictions.

The Board also considered that the Fund’s performance ranked in the second quintile of its performance universe for the one-year period, the third quintile for the since inception period and the fourth quintile for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors) and Contractual Advisory Fee were equal to its expense group median while its Net Advisory Fee was higher than its expense group median Net Advisory Fee. The Board noted that the Fund’s Net Advisory Fee was within 0.01% of its expense group median Net Advisory Fee.

FlexShares® International Quality Dividend Dynamic Index Fund (IQDY)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 65 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, the compounding effect of Tracking Difference during periods of market volatility, differences in security-level weights relative to the Underlying Index which can be impacted by multiple factors including, but not limited to, pending corporate actions, round lot conventions, multiple share classes, transaction cost minimization, and security specific liquidity constraints, dividend tax differentials whereby the Fund may be eligible for different tax withholding and tax reclaim rates than those assumed under the methodology of its Underlying Index and trade related stamp taxes in certain foreign jurisdictions.

FLEXSHARES ANNUAL REPORT	525

Approval of Advisory Agreement (cont.)

The Board also considered that the Fund’s performance ranked in the first or second quintile of its performance universe for all periods.

The Board took into account that the Fund’s total expense ratio (which represents the total cost to investors) and Contractual Advisory Fee were equal to its expense group median while its Net Advisory Fee was higher than its expense group median Net Advisory Fee. The Board noted that the Fund’s Net Advisory Fee was within 0.01% of its expense group median Net Advisory Fee.

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund (TDTT)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 30 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, security positioning, liquidity considerations and market volatility.

The Board also considered that the Fund’s performance ranked in the third or fourth quintile of its performance universe for all periods.

The Board took into account that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and the Fund’s total expense ratio was within 0.07% of its expense group median.

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund (TDTF)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 35 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, security positioning, liquidity considerations and market volatility.

The Board also considered that the Fund’s performance ranked in the third quintile of its performance universe for the one-year period, the first quintile for the three-year period and the second quintile for the five-year and since inception periods.

The Board took into account that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and the Fund’s total expense ratio was within 0.07% of its expense group median.

FlexShares® Disciplined Duration MBS Index Fund (MBSD)

The Board considered that the Fund’s performance, after fees and expenses, exceeded the performance of its Underlying Index for the one-year period and differed from its Underlying Index by less than 40 basis points for the remaining periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, portfolio turnover due to changes in the underlying index prepayment model assumptions, trading costs, and heightened volatility in the market.

The Board also considered that the Fund’s performance ranked in the third or fourth quintile of its performance universe for all periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors) and Net Advisory Fee were higher than its expense group median while the Fund’s Contractual Advisory Fee was equal to its expense group median Contractual Advisory Fee. The Board noted its total expense ratio was within 0.15% of its expense group median.

FlexShares® Credit-Scored US Corporate Bond Index Fund (SKOR)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 80 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, market volatility that led to rapid changes in the benchmark, trading costs due to significant index turnover, sampling costs, and pricing differences.

The Board also considered that the Fund’s performance ranked in the third or fourth quintile for all periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory

526	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

Fee and Contractual Advisory Fee were higher than its expense group median and its total expense ratio was within 0.08% of its expense group median.

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (LKOR)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 200 basis points for the one-year period and less than 100 basis points for the remaining periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, the restructuring and rebalancing of the Underlying Index in 2020 and turnover in connection therewith which resulted in higher trading and sampling costs that contributed to the Tracking Difference. The Board also considered the Adviser’s assertion that market volatility leading to rapid benchmark changes contributed to high turnover, also impacting the Fund’s performance.

The Board also considered that the Fund’s performance ranked in the fifth quintile for the one-year period and the first quintile of its performance universe for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and its Fund’s total expense ratio was within 0.08% of its expense group median.

FlexShares® High Yield Value-Scored Bond Index Fund (HYGV)

The Board considered that the Fund’s performance, after fees and expenses, differed from its Underlying Index by less than 350 basis points for the one-year period and less than 175 basis points for the since inception period. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, security selection, turnover and market volatility.

The Board also considered that the Fund’s performance ranked in the first quintile of its performance universe for both the one-year and since inception periods. Further, the Board considered the Fund’s relatively short performance record and noted that it would be prudent to allow the Adviser more time to develop the Fund’s performance record.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and its total expense ratio was within 0.03% of its expense group median.

FlexShares® US Quality Low Volatility Index Fund (QLV)

The Board considered that the Fund’s performance, after fees and expenses, differed from its Underlying Index by less than 35 basis points for both the one-year and since inception periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, the compounding effect of tracking error in periods of high volatility and the use of broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index.

The Board also considered that the Fund’s performance ranked in the fifth quintile of its performance universe for both the one-year and since inception periods. Further, the Board considered the Fund’s relatively short performance record and noted that it would be prudent to allow the Adviser more time to develop the Fund’s performance record.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were equal to its expense group median.

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (QLVD)

The Board considered that the Fund’s performance, after fees and expenses, differed from its Underlying Index by less than 30 basis points for both the one-year and since inception periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, dividend tax differentials whereby the Fund may be eligible for different tax withholding and tax reclaim rates than those assumed under the methodology of its

FLEXSHARES ANNUAL REPORT	527

Approval of Advisory Agreement (cont.)

Underlying Index and the use of broad equity index futures used to equitize cash and accruals can perform differently than the Fund’s index.

The Board also considered that the Fund’s performance ranked in the fifth quintile of its performance universe for both the one-year and since inception periods. Further, the Board considered the Fund’s relatively short performance record and noted that it would be prudent to allow the Adviser more time to develop the Fund’s performance record.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors) and Contractual Advisory Fee were lower than its expense group median and its Net Advisory Fee was within 0.02% its expense group median Net Advisory Fee.

FlexShares® Emerging Markets Quality Low Volatility Index Fund (QLVE)

The Board considered that the Fund’s performance, after fees and expenses, differed from its Underlying Index by less than 150 basis points for the one-year period and less than 90 basis points for the since inception period. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, rebalancing of the Underlying Index, security selection and the compounding effect of tracking error in periods of high volatility.

The Board also considered that the Fund’s performance ranked in the fifth quintile of its performance universe for both the one-year and since inception periods. Further, the Board considered the Fund’s relatively short performance record and noted that it would be prudent to allow the Adviser more time to develop the Fund’s performance record.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were lower than its expense group median.

Active Funds:

FlexShares® Ready Access Variable Income Fund (RAVI)

The Board considered that the Fund’s performance ranked in the second quintile for the five-year period, the third quintile for the one-year period and the first quintile for the remaining periods. The Board also considered that the Fund outperformed its benchmark index for the three- and five-year and since inception periods and underperformed its benchmark index for the one-year period.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and the Fund’s total expense ratio was within 0.06% of its expense group median.

FlexShares® Core Select Bond Fund (BNDC)

The Board considered that the Fund’s performance ranked in the third or fourth quintile of its performance universe for all periods. The Board also considered that the Fund underperformed its benchmark index for the one-year, three-year and since inception periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors) was within 0.07% of its expense group median, and that the Fund’s Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median. The Board also considered that the Adviser had agreed to waive a portion of its advisory fee and/or reimburse operating expenses in an amount equal to any acquired fund fees and expenses incurred by the Fund that were attributable to its investment in other Funds, as well as up to 0.05% of acquired fund fees and expenses attributable to the Fund’s investment in unaffiliated funds.

Costs of Services and Profits of the Adviser

The Board considered the unitary fee structure and the expenses for each Fund and noted that, under the Advisory Agreement, the Adviser was responsible for most expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Board considered that the Adviser was not responsible under the Advisory Agreement for certain expenses, including the

528	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

fees and expenses of the Trust’s Independent Trustees and their independent legal counsel, litigation expenses and other extraordinary expenses.

The Board considered the advisory fee for each Fund as compared to that of other comparable funds in relation to its respective Broadridge median. The Board considered the Adviser’s explanation that each Index Fund’s advisory fee (both gross and net of waivers) compared favorably with its respective Broadridge median advisory fee (both gross and net of waivers) for comparable funds set forth in the Broadridge report, especially taking into account, among other factors, important differences between the indexes upon which such comparable funds are based and each Index Fund’s Underlying Index, including in certain cases differences between the number of portfolio holdings for comparable funds and the Funds. The Board considered the advisory fee schedules for other accounts with similar investment advisory mandates as those of the Funds, noting that there were no comparable accounts for certain of the Funds. The Board considered (a) the differences in managing ETFs versus separately managed accounts which involve daily purchase and redemption activity along with robust regulatory and governance requirements; and (b) the Funds’ unitary fee structure.

The Board examined the Adviser’s profitability information provided by the Adviser, and the Trustees considered that the Adviser was profitable on a pre-distribution basis but not on a post-distribution basis. The Board considered that the Adviser’s potential for profitability would continue to be subject to financial uncertainties and risks. The Board also considered that the Adviser would continue to develop and offer additional new products in efforts to complete the overall integrity of the Trust’s product suite, consistent with its product strategy, and that these products may expose the Adviser to additional financial risks and uncertainties.

Economies of Scale

The Board considered whether the Adviser may realize economies of scale in managing and supporting the Funds. The Board reviewed each Fund’s fee arrangements, which did not include breakpoints, and considered that, in light of the unitary fee structure, the Adviser’s profitability from its services to the Trust and the significant investment that the Adviser had made and continues to make in the Trust, breakpoints were not necessary at this time. The Board also noted the Expense Reimbursement Agreement.

Other Benefits to the Adviser

In addition to considering the profits that may be realized by the Adviser, the Board considered information regarding other direct and indirect benefits the Adviser may receive as a result of its relationship with the Funds, including whether any compensation would be paid to its affiliates. The Board also considered that some of the Funds’ shareholders have other client relationships with the Adviser or its affiliates. The Board also reviewed the extent to which the Adviser and its other clients, as well as the Funds, benefit from receipt of the research products and services generated by the Funds.

The Board, including the Independent Trustees, considered the data provided by the Adviser and concluded that sufficient information had been provided to allow them to evaluate the terms of the Advisory Agreement and each Fund’s investment advisory fee. They determined that each Fund’s advisory fee was reasonable in light of the services provided and the performance achieved by the Fund.

FLEXSHARES ANNUAL REPORT	529

Approval of Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”) of the FlexShares Trust (the “Trust”) oversees the management of the Trust and each separate series of the Trust covered in this report and, as required by law, determines whether to approve the Trust’s investment advisory and ancillary services agreement (the “Advisory Agreement”) with Northern Trust Investments, Inc. (the “Adviser”), an indirect subsidiary of the Northern Trust Corporation.

* * * * *

At a meeting on August 20, 2021 (the “August Meeting”), the Board, including all of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (the “Independent Trustees”), considered whether to provide initial approval of the Advisory Agreement between the Adviser and the Trust, with regard to the following proposed new series of the Trust: FlexShares® ESG & Climate US Large Cap Core Index Fund, FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares® ESG & Climate High Yield Corporate Core Index Fund and FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (each, a “Fund” and, collectively, the “Funds”).

In advance of, and in preparation for, the Trustees’ consideration of the Advisory Agreement at the August Meeting, the Trustees received written materials relating to the Advisory Agreement and had the opportunity to ask questions and request further information in connection with their consideration. At the August Meeting, the Trustees considered the Adviser’s presentations and discussed all of the information that had been provided. Among other things, the Board considered comparisons with other funds in relevant peer universes and peer groups that had been objectively determined by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of fund data, which included, among other things, the following information: (1) a description of the types of funds chosen by Broadridge to compare to each Fund; (2) data on each Fund’s expenses and fees; and (3) comparative fee data for each Fund’s respective peer group, including comparisons of advisory fees and total expense ratios. In considering the Advisory Agreement, the Independent Trustees met with their independent legal counsel separately from the

“interested” Trustee of the Trust and officers and employees of the Adviser. After evaluating all the materials, the Trustees, including the Independent Trustees, concluded that the Advisory Agreement was in the best interest of each of the Funds and their prospective shareholders and approved the Advisory Agreement on behalf of the Funds.

The material factors and conclusions that formed the basis for the Trustees reaching their determination to approve the continuation of the Advisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by the Adviser to each Fund. The Board also considered the Adviser’s responsibilities under the Advisory Agreement to perform securities trading services and ancillary services including, among other things: (i) filing reports with the SEC, (ii) periodically updating the Trust’s registration statement, (iii) establishing and maintaining the Funds’ website to comply with regulatory requirements, (iv) monitoring anticipated purchases and redemptions of creation units by shareholders and new investors, (v) providing information and assistance as required by the Trust’s administrator and fund accountant in connection with the Trust’s shares, and (vi) providing assistance in connection with the operations of the Trust generally.

The Board also considered the quality of the Adviser’s resources that are made available to the Trust. The Board noted the Adviser’s and its affiliates’ financial position, stability and commitment to growing their exchange-traded funds (“ETFs”) business. The Board also considered the operation and strength of the Adviser’s compliance program.

The Board noted that it is proposed that Foreside Fund Services, LLC, an entity unaffiliated with the Adviser, provide distribution services to the Funds and that JPMorgan Chase Bank, N.A., also an unaffiliated entity, provide custody, transfer agency, securities lending and fund administration support services, and that these service provider arrangements were relevant to the Board’s considerations of the totality of the circumstances surrounding renewal of the

530	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

Advisory Agreement. The Board concluded that each Fund is expected to benefit from the services provided under the Advisory Agreement and as a result of the Adviser’s operations, resources, experience, reputation and personnel.

Performance, Fees and Expenses

The Board considered that the investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified index (each, an “Underlying Index”).

The Board noted that because the Funds had not yet commenced operations, there was no performance information to consider. The Board considered fee and expense information of each Fund provided by Broadridge. The Broadridge comparisons ranked each Fund in various quintiles with the first quintile being the lowest 20% of the funds in terms of fund cost. The Board noted that, in certain cases, the Broadridge peer funds included funds sponsored by an “at cost” service provider and that there were limitations in providing comparable peer funds.

The Board considered that, effective as of the date of the Funds’ prospectus, the Adviser contractually agreed to reimburse the portion of the operating expenses of each Fund until at least one year thereafter, so that, after such reimbursement, the total annual fund operating expenses of a Fund, excluding any acquired fund fees and expenses, expressed as a percentage of average daily net assets, does not exceed an amount equal to the sum of (i) the Fund’s advisory fee rate and (ii) 0.0049% (the “Expense Reimbursement Agreement”).

In reaching its determinations, the Board considered a large amount of data provided by the Adviser in response to a written request previously submitted by the Independent Trustees to the Adviser. Among the information considered by the Board was the following information:

Funds:

FlexShares® ESG & Climate US Large Cap Core Index Fund

The Board considered that the Fund’s total expenses were in the first quintile of its expense group. The Board also considered that the Fund’s advisory fee net of waivers (“Net Advisory

Fee”), contractual advisory fee (“Contractual Advisory Fee”) and total expense ratio (which represents the total cost to investors) were lower than its expense group median.

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund

The Board considered that the Fund’s total expenses were in the first quintile of its expense group. The Board also considered that the Fund’s Net Advisory Fee, Contractual Advisory Fee and total expense ratio were lower than its expense group median.

FlexShares® ESG & Climate High Yield Corporate Core Index Fund

The Board considered that the Fund’s total expenses were in the second quintile of its expense group. The Board also considered that the Fund’s Net Advisory Fee, Contractual Advisory Fee and total expense ratio were lower than its expense group median.

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund

The Board considered that the Fund’s total expenses were in the second quintile of its expense group. The Board also considered that the Fund’s Net Advisory Fee, Contractual Advisory Fee and total expense ratio were lower than its expense group median.

Costs of Services and Profits of the Adviser

The Board considered the unitary fee structure and the expenses for each Fund and noted that, under the Advisory Agreement, the Adviser will be responsible for most expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Board considered that the Adviser will not be responsible under the Advisory Agreement for certain expenses, including the fees and expenses of the Trust’s Independent Trustees and their independent legal counsel, litigation expenses and other extraordinary expenses.

The Board considered the advisory fee for each Fund as compared to that of other comparable funds in relation to its respective Broadridge median. The Board considered the

FLEXSHARES ANNUAL REPORT	531

Approval of Advisory Agreement (cont.)

Adviser’s explanation that each Fund’s advisory fee (both gross and net of waivers) compared favorably with its respective Broadridge median advisory fee (both gross and net of waivers) for comparable funds set forth in the Broadridge report, especially taking into account, among other factors, important differences between the indexes upon which such comparable funds are based and the Fund’s Underlying Index. The Board considered the advisory fee schedules for other accounts with similar investment advisory mandates as those of the Funds, noting that there were no comparable accounts for the Funds. The Board considered (a) the differences in managing ETFs versus separately managed accounts which involve daily purchase and redemption activity along with robust regulatory and governance requirements; and (b) the Funds’ unitary fee structure.

The Board considered the Adviser’s estimated profitability information provided by the Adviser. The Board noted that the Adviser’s potential for profitability would be subject to financial uncertainties and risks. The Board also considered that the Adviser would continue to develop and offer additional new products in efforts to complete the overall integrity of the Trust’s product suite, consistent with its product strategy, and that these products may expose the Adviser to additional financial risks and uncertainties.

Economies of Scale

The Board considered whether the Adviser may realize economies of scale in managing and supporting the Funds. The Board reviewed each Fund’s fee arrangements, which did not include breakpoints, and considered that, in light of the unitary fee structure and expense reimbursement agreement, the Adviser’s estimated profitability from services to be provided to the Funds and the significant investment that the Adviser had made and continues to make in the Trust, breakpoints were not necessary at this time. The Board also noted the Expense Reimbursement Agreement.

Other Benefits to the Adviser

In addition to considering the profits that may be realized by the Adviser, the Board considered information regarding other direct and indirect benefits the Adviser may receive as a result of its relationship with the Funds, including whether any compensation would be paid to its affiliates. The Board also reviewed the extent to which the Adviser and its other clients, as well as the Funds, benefit from receipt of the research products and services generated by the Funds.

The Board, including the Independent Trustees, considered the data provided by the Adviser and concluded that sufficient information had been provided to allow them to evaluate the terms of the Advisory Agreement and each Fund’s investment advisory fee. They determined that each Fund’s advisory fee was reasonable in light of the services to be provided.

532	FLEXSHARES ANNUAL REPORT

Supplemental Information (Unaudited)

Principal Risks

As with any investment, you could lose all or part of your investment in a Fund, and the Fund’s performance could trail that of other investments. In addition to the discussion of the risks of certain of the Funds’ investments included in Note 2, some of the principal risks of investment in the Funds are summarized below. A more complete description of principal risks is included in each Fund’s Prospectus.

The following risks apply to all of the Funds:

Cyber Security and Operational Risk

Cyber security and operational risk is the risk that the Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Investment Adviser, distributor, and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders.

Derivatives Risk

Changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index, and the Funds could lose more than the principal amount invested.

Market Trading Risk

Each Fund’s shares are listed on a securities exchange, which presents risks including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility, and disruption in the creation/redemption process of the Funds. Any of these factors may lead to the Funds’ shares trading at a premium or discount to NAV.

Valuation Risk

The sale price the Funds could receive for a security may differ from the Funds’ valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology.

Authorized Participant Concentration Risk

Only an Authorized Participant may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Funds and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened for a Fund if it invests in non-U.S. securities or other securities or instruments that are less widely traded. Such securities or instruments often involve greater settlement and operational issues and capital costs for Authorized Participants.

Market Risk

Market risk is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of your investment in a Fund to decline. Market disruptions caused by local or regional

FLEXSHARES ANNUAL REPORT	533

Supplemental Information (cont.)

events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments and could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from the COVID-19 pandemic may have a significant negative impact on the performance of the Fund’s investments. Market risk also includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. The value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

The following risk applies only to the Index Funds:

Tracking Error Risk

Tracking error risk is the risk that an Index Fund’s performance may vary substantially from the performance of the Underlying Index it tracks as a result of imperfect correlation between a Fund’s securities and those of the Underlying Index. Imperfect correlation may result from share purchases and redemptions, expenses, accepting custom baskets, changes in the Underlying Indexes, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spinoffs), legal restrictions (such as tax-related diversification requirements that apply to the Funds but not to the Underlying Index) and timing variances, among other factors.

Calculation Methodology Risk

Each of the Index Funds is subject to Calculation Methodology Risk. This is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Index guaranteed.

The following risks apply to each Fund, as disclosed:

Concentration Risk

Each of the Funds, except the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, is subject to Concentration Risk. To the extent that the investments of these Funds are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Funds may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.

Interest Rate/Maturity Risk

The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares Ready Access Variable Income Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, FlexShares ESG & Climate Investment Grade Corporate Core Index Fund, and FlexShares Core Select Bond Fund are subject to the risk that the value of the Funds’

534	FLEXSHARES ANNUAL REPORT

Supplemental Information (cont.)

fixed-income assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term fixed-income securities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

MLP Risk

The FlexShares STOXX® Global Broad Infrastructure Index Fund and FlexShares Real Assets Allocation Index Fund (including through its investment in its Underlying Fund(s)) may invest in Master Limited Partnerships (“MLPs”). The FlexShares STOXX® Global Broad Infrastructure Index Fund may not invest more than 25% of its net assets in MLPs. MLP Risk is the risk that accompanies an investment in MLP units. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. MLPs may also be sensitive to changes in interest rates and, during periods of interest rate volatility, limited capital markets access and/or low commodities pricing and may not provide attractive returns. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the Fund’s shares. The Fund must include its allocable share of the MLP’s taxable income in its taxable income, whether or not it receives a distribution of cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to the Fund’s shareholders.

The following risk applies to the FlexShares ESG & Climate US Large Cap Core Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, and FlexShares ESG & Climate Investment Grade Corporate Core Index Fund:

New Fund Risk

New Fund Risk is the risk that the Fund will not grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate without shareholder approval. The timing of such liquidation may not be favorable and could have negative tax consequences for shareholders. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund. The Fund’s Distributor does not maintain a secondary market in the shares.

Non-diversification Risk

The FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares Ready Access Variable Income Fund, FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares ESG & Climate US Large Cap Core Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, FlexShares ESG & Climate Investment

FLEXSHARES ANNUAL REPORT	535

Supplemental Information (cont.)

Grade Corporate Core Index Fund, and FlexShares Emerging Markets Quality Low Volatility Index Fund are non-diversified series of the Trust, pursuant to the 1940 Act. The performance of these Funds may depend on the performance of a small number of issuers because the Funds may invest a large percentage of its assets in securities issued by or representing a small number of issuers.

Large Cap Risk

The FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Select Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares ESG & Climate US Large Cap Core Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, and FlexShares Emerging Markets Quality Low Volatility Index Fund are subject to the risk that returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies. In addition, larger companies may grow more slowly or be slower to respond to business developments than smaller companies.

Mid Cap Stock Risk

The FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares STOXX® US ESG Select Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, and FlexShares Emerging Markets Quality Low Volatility Index Fund may invest in stocks of mid-sized companies which may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Mid and Small Cap Stock Risk

The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (including through its investment in its Underlying Fund(s)), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and FlexShares International Quality Dividend Dynamic Index Fund may invest in stocks of smaller companies which may be more volatile than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Value Investing Risk

The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares Global Quality Real Estate Index Fund, and FlexShares Real Assets Allocation Index Fund’s (including through its investment in its Underlying Fund(s)) investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, may not appreciate in value as anticipated.

536	FLEXSHARES ANNUAL REPORT

Supplemental Information (cont.)

ESG Investment Risk

The FlexShares STOXX® US ESG Select Index Fund, FlexShares ESG & Climate US Large Cap Core Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, FlexShares ESG & Climate Investment Grade Corporate Core Index Fund, and FlexShares STOXX® Global ESG Select Index Fund, are subject to the risk that because the methodology of the Underlying Index selects and assigns weights to securities of issuers for nonfinancial reasons, the Fund may underperform the broader equity market or other funds that do not utilize ESG criteria when selecting investments.

High Portfolio Turnover Risk

The FlexShares STOXX® US ESG Select Index Fund, FlexShares Ready Access Variable Income Fund, FlexShares Core Select Bond Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, FlexShares ESG & Climate Investment Grade Corporate Core Index Fund, and FlexShares High Yield Value-Scored Bond Index Fund are subject to the risk that active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

Global Natural Resources Risk

The FlexShares Morningstar Global Upstream Natural Resources Index Fund (which is also an Underlying Fund of FlexShares Real Assets Allocation Index Fund) is subject to the risks associated with investment in the global natural resources sector in addition to the general risk of the stock market. The natural resources sector can significantly be affected by events relating to U.S. and foreign political and economic developments and environmental and other government regulations, as well as other factors including, but not limited to: commodity price volatility, technological developments and natural or man-made disasters. Declines in the demand for, or prices of, natural resources generally would be expected to contribute to declines in the value of the Fund’s equity securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

Hedging Risk

The FlexShares Core Select Bond Fund is subject to the risk that the Fund’s short positions in U.S. Treasury futures and transactions in interest rate swaps will not completely eliminate interest rate risk of long positions in bonds. In certain falling interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in the short U.S. Treasury futures and interest rate swaps positions as compared to gains in the long bond positions attributable to interest rate changes.

Corporate Bond Risk

The FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, FlexShares ESG & Climate Investment Grade Corporate Core Index Fund, and FlexShares Credit-Scored US Long Corporate Bond Index Fund invest primarily in bonds issued by corporations. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

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Supplemental Information (cont.)

Interest Rate Risk

The FlexShares STOXX® Global Broad Infrastructure Index Fund and FlexShares Global Quality Real Estate Index Fund (which is also an Underlying Fund of FlexShares Real Assets Allocation Index Fund) are subject to the risk that rising interest rates may adversely affect the Fund. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of the Fund may decline when investors anticipate or experience rising interest rates.

Cash Transactions Risk

The FlexShares Disciplined Duration MBS Index Fund and FlexShares Ready Access Variable Income Fund may effect a creation or redemption order of its shares entirely for cash, rather than for in-kind securities. Paying redemption proceeds entirely in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause a Fund to sell a security or other financial instrument and recognize a capital gain or loss that might not have been incurred if it had not effected a redemption order entirely for cash. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that meet redemption orders entirely in-kind with portfolio securities. The use of all cash creations and redemption orders may also cause a Fund’s shares to trade in the secondary market at wider bid-ask spreads and/or greater premiums or discounts to the Fund’s NAV. To the extent that the maximum additional variable charge for cash creation or cash redemption transactions is insufficient to cover the transaction costs of purchasing or selling portfolio securities, the Fund’s performance could be negatively impacted.

China Investment Risk

The FlexShares Emerging Markets Quality Low Volatility Index Fund, and FlexShares Morningstar Emerging Markets Factor Tilt Index Fund expects to have significant investment in securities of Chinese issuers. Investment exposure to China subjects a Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the past 25 years, the Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility, currency fluctuations and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The Chinese economy is export-driven and highly reliant on trade. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners, such as the United States, Japan and South Korea, may have an adverse impact on the Chinese economy.

Currency Risk

The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX ® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Ready

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Supplemental Information (cont.)

Access Variable Income Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, and FlexShares Emerging Markets Quality Low Volatility Index Fund may invest in securities denominated in foreign currencies. While each Fund’s investments may be denominated in foreign currencies, the portfolio securities and other assets held by each Fund are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, that Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Foreign Securities Risk

The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, and FlexShares Ready Access Variable Income Fund will invest in foreign securities. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency.

Emerging Markets Risk

The FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, and FlexShares Ready Access Variable Income Fund invest in emerging market countries. The risks of foreign investment are increased when the issuer is located in a country with an emerging economy or securities market. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. The securities laws of emerging market countries may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Global factors and foreign actions may inhibit the flow of foreign capital on which a country is dependent to sustain its growth. In general, securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, and have problems with securities registration and custody. These securities markets also have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. In addition, because the securities

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Supplemental Information (cont.)

settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.

Japan Investment Risk

The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, and FlexShares Developed Markets ex-US Quality Low Volatility Index Fund expects to have significant investment in securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect a Fund. The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole.

U.S. Issuer Risk

The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX US ESG Select Index Fund, FlexShares STOXX Global ESG Select Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored U.S. Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares US Quality Low Volatility Index Fund, FlexShares Ready Access Variable Income Fund, FlexShares ESG & Climate US Large Cap Core Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, FlexShares ESG & Climate Investment Grade Corporate Core Index Fund, and FlexShares Core Select Bond Fund has significant exposure to U.S. issuers. Decreasing imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy. The financial crisis that began in 2007 caused a significant decline in the value and liquidity of issuers in the United States. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Funds have exposure.

The following risks apply to the FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and FlexShares International Quality Dividend Dynamic Index Fund:

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Supplemental Information (cont.)

Dividend Risk

The Fund is subject to the risk that an issuer of stock held by a Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. A Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

Volatility Risk

The Fund is subject to the risk that the actual level of volatility experienced by a Fund may be greater or lower than the targeted overall volatility of the Fund’s Underlying Index. Although a Fund’s Underlying Index is designed to have a targeted overall volatility, there is no guarantee that it will have the targeted overall volatility. A Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that a Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.

The following risk applies to the FlexShares Global Quality Real Estate Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund):

Real Estate Securities Risk

The Fund is subject to the risks associated with investment in the real estate sector in addition to the general risk of the stock market. Investing in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way in which real estate companies are organized and operated. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that the Fund concentrates its investments in the real estate sector, it may be subject to greater risk of loss than if it were diversified across different industry sectors.

The following risk applies to the FlexShares Global Quality Real Estate Index Fund (which is also an Underlying Fund of FlexShares Real Assets Allocation Index Fund) and FlexShares STOXX® Global Broad Infrastructure Index Fund:

Real Estate Investment Trust (REIT) Risk

The Fund is subject to the risk that the Fund’s investments will be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The following risk apply to the FlexShares Real Assets Allocation Index Fund:

Fund of Funds Risk (or Underlying Funds Risk)

The Fund is subject to the risk that the Fund’s investment performance largely depends on the investment performance of the Underlying Fund(s) in which it primarily invests. The Fund’s NAV will change with changes in the value of the Underlying Fund(s) and other securities in which the Fund invests based on their market valuations.

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Supplemental Information (cont.)

An investment in the Fund will entail more costs and expenses than direct investments in the Underlying Fund(s). The Fund will indirectly pay a proportional share of the expenses of the Underlying Fund(s) in which it invests (including operating expenses and management fees), in addition to the fees and expenses it pays directly. As the Fund’s allocation to an Underlying Fund changes from time to time, or to the extent that the expense ratio of an Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.

The following risks apply to the FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares Ready Access Variable Income Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, FlexShares ESG & Climate Investment Grade Corporate Core Index Fund, and FlexShares Core Select Bond Fund:

Credit (or Default) Risk

The Fund is subject to the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.

Debt Extension Risk

The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Liquidity Risk

The Fund is subject to the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

Prepayment (or Call) Risk

The Fund is subject to the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

U.S. Government Securities Risk

The FlexShares Disciplined Duration MBS Index Fund, FlexShares Ready Access Variable Income Fund and FlexShares Core Select Bond Fund are subject to the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities that may be purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

Mortgage-Related and Other Asset-Backed Risks

The FlexShares Ready Access Variable Income Fund and FlexShares Core Select Bond Fund is subject to the risks of investing in mortgage-related and other asset-backed securities, including Interest Rate/Maturity Risk, Debt Extension Risk and Prepayment (or Call) Risk.

542	FLEXSHARES ANNUAL REPORT

Supplemental Information (cont.)

The following risk applies to the FlexShares Disciplined Duration MBS Index Fund:

Mortgage Backed Pass-Through Securities Risk

The Fund is subject to the risk of investing in mortgage-backed securities issued by a U.S. Agency. These securities may not be backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to Credit (or Default) Risk, Interest Rate/ Maturity Risk, Debt Extension Risk and Prepayment (or Call) Risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

The following risks apply to the FlexShares High Yield Value-Scored Bond Index Fund and FlexShares ESG & Climate High Yield Corporate Core Index Fund:

Distressed Securities Risk

Distressed securities risk is the substantial risk of investing in distressed securities that is in addition to the risks of investing in non-investment grade securities generally. NTI defines securities issued by companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings as “distressed securities.” Distressed securities are speculative and involve a substantial risk that principal will not be paid. In addition, the Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. These securities may present a substantial risk of default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

High Yield Securities Risk

High yield securities risk is the risk that the Fund will be subject to greater credit risk, price volatility and risk of loss than if it invested primarily in investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments. The FlexShares High Yield Value-Scored Bond Index Fund’s Underlying Index is designed to be comprised of securities with the potential for higher yields as compared to the overall high yield corporate bond market. As such, the FlexShares High Yield Value-Scored Bond Index Fund is expected to exhibit greater sensitivity to market fluctuations.

Substantial Volatility Risk

Substantial volatility risk is the risk that the value of the securities in the Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably at a greater level than the overall market. There is a risk that the Fund could have substantial volatility.

The following risk applies to the FlexShares High Yield Value-Scored Bond Index Fund:

Value Score Risk

Value score risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued will not appreciate in value as anticipated. Although the Underlying Index is designed to measure a portfolio of bonds of companies with the potential for higher yields and less risk of insolvency relative to the Parent Index, there is no assurance that the Underlying Index or Fund will be comprised of such securities. Accordingly, the Fund may be subject to greater credit risk, price volatility and risk of loss relative to the Parent Index.

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Supplemental Information (cont.)

The following risk applies to the FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares Ready Access Variable Income Fund, FlexShares Core Select Bond Fund, FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, and FlexShares Emerging Markets Quality Low Volatility Index Fund:

Financial Sector Risk

The Fund is subject to the risk that the Fund will be impacted by events affecting the U.S. and/or non-U.S. financial sectors if it invests a relatively large percentage of its assets in those sectors, adversely affecting the Fund’s performance. The U.S. and non-U.S. financial sectors can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competitions and the availability and cost of capital funds, among other factors. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

The following risk applies to the FlexShares US Quality Low Volatility Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX US ESG Select Index Fund, FlexShares STOXX Global ESG Select Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, and FlexShares Quality Dividend Dynamic Index Fund:

Information Technology Sector Risk

The Fund is subject to the risk that the Fund will be impacted by events affecting the U.S. information technology sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s price.

The following risk applies to the FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX US ESG Select Index Fund, FlexShares STOXX Global ESG Select Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate US Large Cap Core Index Fund, and FlexShares International Quality Dividend Dynamic Index Fund:

Equity Securities Risk

Each Fund invests in equity securities, primarily in the form of common stocks. Each of these Funds may also invest in preferred stocks and REITs. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. REITs are pooled investment vehicles that invest primarily in real estate or real estate related loans.

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Supplemental Information (cont.)

Equity securities are subject to changes in value that may be attributable to market perception of a particular issuer, general stock market fluctuations that affect all issuers, or as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The equity securities owned by a Fund may be more volatile and underperform other asset classes and the general securities markets.

The following risk applies to the FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, FlexShares ESG & Climate Investment Grade Corporate Core Index Fund, FlexShares ESG & Climate US Large Cap Core Index Fund, and FlexShares Emerging Markets Quality Low Volatility Index Fund:

Large Shareholder Risk

Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Fund’s listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

To the extent a significant percentage of the shares of a Fund are owned or controlled by a small number of account shareholders (or a single account shareholder), including funds or accounts over which the Investment Adviser or an affiliate of the Investment Adviser has investment discretion, the Fund is subject to the risk that those shareholders may purchase or redeem Fund shares in significant amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Investment Adviser or an affiliate of the Investment Adviser and may adversely affect a Fund’s performance if the Investment Adviser is forced to sell portfolio securities or invest cash when the Investment Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains.

The following risk applies to the FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, and FlexShares Emerging Markets Quality Low Volatility Index Fund:

Low Volatility Risk

Although the Underlying Index is designed to have overall volatility that is lower than that of the Parent Index, there is no guarantee it will be successful. Securities or other assets in the Fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of a Fund. The price of a security may fluctuate due to factors affecting markets generally or particular industries. The market prices of the securities or other assets in a Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have lower overall volatility than the Parent Index. There is also the risk that a Fund may experience volatility greater than that of its Parent Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s gross expense

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Supplemental Information (cont.)

ratio. Large purchases of a Fund’s shares may also adversely affect the Fund’s performance to the extent that a Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would to the extent that the Fund accepts cash for an order for the purchase of creation units of the Fund’s shares.

Passive Investment Risk

The FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX US ESG Select Index Fund, FlexShares STOXX Global ESG Select Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored U.S. Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund, FlexShares ESG & Climate Investment Grade Corporate Core Index Fund, FlexShares ESG & Climate US Large Cap Core Index Fund, and FlexShares High Yield Value-Scored Bond Index Fund are not actively managed. Each Fund may be affected by a general decline in the market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. NTI does not attempt to take defensive positions in any market conditions, including declining markets.

Premium/Discount Information

Information about the differences between the daily market prices on secondary markets for shares of the Funds and the Funds’ net asset values for various time periods, as applicable, is available by visiting the Funds’ website at flexshares.com.

546	FLEXSHARES ANNUAL REPORT

For More Information (Unaudited)

Portfolio Holdings

FlexShares® Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Proxy Voting

FlexShares® Trust Proxy Voting Policies and Procedures are available upon request and without charge by calling 1-855-FLEXETF (1-855-353-9383) or by visiting the Funds’ website flexshares.com or the SEC’s website at sec.gov. Each Fund’s portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by calling 1-855-FLEXETF (1-855-353-9383) or by visiting the SEC’s website at sec.gov.

FLEXSHARES ANNUAL REPORT	547

FlexShares® Trust

50 S. LaSalle Street

Chicago, IL 60603

800.595.9111

www.flexshares.com

FlexShares® is a registered trademark of NTI. Morningstar® is a registered trademark of Morningstar, Inc. (“Morningstar”). Morningstar® US Market Factor Tilt IndexSM, Morningstar® Developed Markets ex-US Factor Tilt IndexSM, Morningstar® Emerging Markets Factor Tilt IndexSM, and Morningstar® Global Upstream Natural Resources IndexSM are service marks of Morningstar, Inc. STOXX and its licensors (the “Licensors”) have no relationship to FlexShares® Trust other than the licensing of the STOXX® USA ESG Select KPIs Index, STOXX® Global ESG Select KPIs Index and STOXX® Global Broad Infrastructure Index and the related trademarks for use in connection with the FlexShares® STOXX® US ESG Select Index Fund, FlexShares® STOXX® Global ESG Select Index Fund and FlexShares®STOXX® Global Broad Infrastructure Index Fund, respectively. The iBoxx 3-Year Target Duration TIPS Index and iBoxx 5-Year Target Duration TIPS Index are each the property of Markit North America, Inc. (“Markit”) and have been licensed for use in connection the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, respectively. Northern Trust Quality Low Volatility IndexSM, Northern Trust Developed Markets ex-US Quality Low Volatility IndexSM, Northern Trust Emerging Markets Quality Low Volatility IndexSM, Northern Trust Quality Large Cap IndexSM, Northern Trust Quality Dividend IndexSM, Northern Trust Quality Dividend Dynamic IndexSM, Northern Trust Quality Dividend Defensive IndexSM, Northern Trust International Quality Dividend IndexSM, Northern Trust Quality Dividend Dynamic IndexSM, Northern Trust International Quality Dividend Defensive IndexSM, Northern Trust Global Quality Real Estate IndexSM, Northern Trust Credit-Scored US Corporate Bond IndexSM, Northern Trust Credit-Scored US Long Corporate Bond IndexSM, Northern Trust Real Assets Allocation IndexSM, Northern Trust High Yield US Corporate Bond IndexSM, and Northern Trust High Yield Value-Scored US Corporate Bond IndexSM are service marks of NTI and have been licensed for use by FlexShares Trust. The ICE® BofAML® Constrained Duration US Mortgage Backed Securities IndexSM are trademarks of ICE Data Indices, LLC or its affiliates (“ICE”) and have been licensed for use by NTI.

FS00058-1221

b.)	A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940 (17 CFR 270.30e-3). Not applicable.

Item 2. Code of Ethics.

(a)

As of the end of the period, October 31, 2021, the Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Not Applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

(e)	Not Applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Philip G. Hubbard is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

In response to Items 4(a)-4(d), aggregate fees for professional services rendered for FlexShares® Trust (the “Trust”) by Deloitte & Touche, LLP (“Deloitte”) for the fiscal years ended October 31, 2021 and October 31, 2020 were:

	2021
	All fees and services to the Trust that were pre-approved		All fees and services to Service Affiliates(a) that were pre- approved
Audit Fees	$673,500		N/A
Audit Related Fees(b)	$0		$0
Tax Fees(c)	$80,600	(1)	$0
All Other Fees(d)	$0		$0

Total:	$754,100		$0

	2020
	All fees and services to the Trust that were pre-approved		All fees and services to Service Affiliates(a) that were pre- approved
Audit Fees	$652,500		N/A
Audit Related Fees(b)	$0		$0
Tax Fees(c)	$72,500	(1)	$0
All Other Fees(d)	$0		$0

Total:	$725,000		$0

(1)	Amounts relate to tax fees for the review of federal income tax returns, excise tax returns and year end distribution calculations.
(a)

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by Deloitte for the periods ended October 31, 2021 and October 31, 2020 are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the Registrant.

(b)

“Audit-Related Fees” are fees for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported as “Audit Fees.”

(c)	“Tax Fees” are fees for professional services rendered by Deloitte for tax compliance, tax advice and tax planning.
(d)	“All Other Fees” are for products and services provided by Deloitte other than those reported as Audit, Audit-Related or Tax Fees.

(e)(1)

The Registrant’s Audit Committee Charter provides that the Audit Committee is responsible for the approval of, prior to the appointment of, the engagement of the principal accountant to annually audit the Registrant’s financial statements. The Audit Committee must also pre-approve the engagement of the principal accountant to provide non-audit services to the Registrant, NTI or to any entity controlling, controlled by or under common control with NTI that provides ongoing services to the Registrant, if the engagement has a direct impact on the operations or financial reporting of the Registrant. The pre-approvals may be delegated to a designated representative (or representatives) of the audit committee and such pre-approvals and approvals must be reported to the full Audit Committee at its next meeting. Each designated representative must be a member of the Audit Committee.

(e)(2)	No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees and services billed by Deloitte for services rendered to the Registrant and Service Affiliates for the periods ended October 31, 2021 and October 31, 2020, respectively, were $4,875,322 and $5,610,208.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services to Service Affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

(i)

The Registrant is not a foreign issuer, as identified by the Securities and Exchange Commission (“Commission”) pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N- CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (“PCAOB”) has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the Registrant is not owned or controlled by a governmental entity in the foreign jurisdiction.

(j)

The Registrant is not a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the PCAOB has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the Registrant is so identified.

(1) Not Applicable.

(2) Not Applicable.

(3) Not Applicable.

(4) Not Applicable.

(5) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. All of the Board’s independent Trustees, Philip G. Hubbard, Eric T. McKissack and Sarah N. Garvey, are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers.

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	Securities Divested of in accordance with Section 13(c) of the 1940 Act.

Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a - 3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not Applicable.

(a)(4)	Not Applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FlexShares® Trust

By:	/s/ Peter Ewing
Peter K. Ewing
President and Principal Executive Officer
January 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter Ewing
Peter K. Ewing
President and Principal Executive Officer
January 7, 2022

By:	/s/ Randal Rein
Randal E. Rein
Treasurer and Principal Financial Officer
January 7, 2022